UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

BlackRock Core Bond Portfolio

BlackRock Credit Strategies Income Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II,

              55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2017

Date of reporting period: 09/30/2017

Item 1 – Report to Stockholders

SEPTEMBER 30, 2017

ANNUAL REPORT	BLACKROCK®

BlackRock Funds II

▶   BlackRock Credit Strategies Income Fund

▶   BlackRock GNMA Portfolio

▶   BlackRock U.S. Government Bond Portfolio

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands, and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. As a result, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

Market prices began to reflect reflationary expectations toward the end of 2016, as investors sensed that a global recovery was afoot. And those expectations have been largely realized in 2017, as many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing interest rates three times and setting expectations for additional interest rate increases. The Fed also announced its plan to begin reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. The Fed will reduce its $4.5 trillion balance sheet by only $10 billion in October with further reductions expected in subsequent months.

By contrast, the European Central Bank and the Bank of Japan both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of debt issued by their respective governments, which means central bank bond purchasing plans may need to be reduced in 2018.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

In recent months, financial markets have appeared less dependent on significant U.S. tax reform and infrastructure spending. Rising consumer confidence and improving business sentiment have generated momentum for the U.S. economy, even without the potential effects of major legislative changes. Escalating tensions with North Korea and our nation’s divided politics remain significant concerns; however, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

High valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017, particularly in emerging markets. In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.71%	18.61%
U.S. small cap equities (Russell 2000® Index)	8.27	20.74
International equities (MSCI Europe, Australasia, Far East Index)	11.86	19.10
Emerging market equities (MSCI Emerging Markets Index)	14.66	22.46
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.47	0.66
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	1.57	(4.61)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.31	0.07
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.82	0.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.19	8.87

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

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Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	3

Fund Summary as of September 30, 2017	BlackRock Credit Strategies Income Fund

Investment Objective

BlackRock Credit Strategies Income Fund’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Effective February 27, 2017, the Fund changed one of the benchmarks against which it measures its performance from the Bloomberg Barclays Global High Yield Index to the Bloomberg Barclays Global High Yield 100% Hedged USD Index. In addition, the Fund’s Customized Reference Benchmark replaced the Bloomberg Barclays Global High Yield Index (25%) component with the Bloomberg Barclays Global High Yield 100% Hedged USD Index (25%). Effective February 27, 2017, the Customized Reference Benchmark is comprised of the returns of the Bloomberg Barclays Global High Yield 100% Hedged USD Index (25%), S&P/LSTA Leveraged Loan Index (25%), Bloomberg Barclays U.S. CMBS Investment Grade Index (25%) and JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%).

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2017, the Fund outperformed its Customized Reference Benchmark. The Customized Reference Benchmark is comprised of the returns of the Bloomberg Barclays Global High Yield 100% Hedged USD Index (25%), S&P/LSTA Leveraged Loan Index (25%), Bloomberg Barclays U.S. CMBS Investment Grade Index (25%), and JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%). For the same 12-month period, the Fund outperformed its former Customized Reference Benchmark except for Investor C Shares, which performed in line. The former Customized Reference Benchmark is comprised of the returns of the Bloomberg Barclays Global High Yield Index (25%), S&P/LSTA Leveraged Loan Index (25%), Bloomberg Barclays U.S. CMBS Investment Grade Index (25%), and JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%). The Fund is not actively managed versus the current Customized Reference Benchmark and its exposure may deviate meaningfully.

What factors influenced performance?

•

The Fund’s exposure to U.S. high yield corporate bonds was the largest contributor to performance for the period, with exposures across a variety of high yield sectors including health care, energy and technology benefiting performance. Floating rate loan interests (“bank loans”) were additive as well, with contributions led by communications and energy issues. Bank capital security positions also contributed. Additionally, holdings in collateralized loan obligations (“CLOs”), European high yield, emerging markets, collateralized mortgage-backed securities and U.S. investment grade corporate credit contributed to performance. The Fund held a higher average cash balance as a result of its transition to its new benchmark mandate. Additionally, the Fund experienced inflows near period end, driving the cash position higher. The Fund’s cash position had a net positive impact on Fund performance.

•	There were few notable detractors from returns during the period. The largest detractor was the Fund’s positioning in U.S. Treasury futures, as interest rates rose throughout the period.

Describe recent portfolio activity.

•

During the 12 months ended September 30, 2017, the Fund navigated a period of heightened geopolitical risk and policy uncertainty. In the latter part of 2016, the Fund maintained a relatively conservative stance with respect to duration (and corresponding interest rate risk), as well as a significant allocation to floating rate bank loans and CLOs, anticipating that the Fed would continue to raise rates gradually. However, by the end of the 12-month period, the Fund’s duration of approximately 3.5 years represented a slightly above-neutral stance, on the view that the pace of Fed rate increases would be even more measured than originally anticipated, and the Fund had significantly reduced its exposure to bank loans. Throughout the period, the Fund measurably reduced exposure to U.S. assets, including high yield, in order to diversify into European and emerging markets. The Fund increased exposure to European high yield and investment grade securities, where the investment adviser believes that the direction of monetary policy is likely to be more accommodative than in the United States. The Fund also slightly increased holdings in more tactical asset classes such as bank capital securities and CLOs.

Describe portfolio positioning at period end.

•

The Fund ended the period with higher duration relative to its typical range. The Fund continued to hold meaningful allocations in high yield and bank loans, though at reduced levels compared with the beginning of the period. Relative to its customary levels, the Fund had lower exposure to the United States, while exposure to European and emerging market assets was higher. In terms of credit quality, the Fund was positioned with an up-in-quality bias given geopolitical uncertainty and the potential for policy reform.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

BlackRock Credit Strategies Income Fund

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed-income securities. The Fund’s total returns prior to July 1, 2016, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Secured Credit Bond Portfolio.

[3]

Market value-weighted index designed to measure the performance of U.S. leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads and interest payments.

[4]

Bloomberg Barclays Global High Yield 100% Hedged USD Index is a “hedged” version of the Bloomberg Barclays Global High Yield Index which is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the U.S. High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices. The high yield and emerging markets sub-components are mutually exclusive.

[5]

The index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300mn. The index is divided into two subcomponents: the U.S. Aggregate-eligible component, which contains bonds that are Employee Retirement Income Security Act of 1974, as amended (“ERISA”) eligible under the underwriter’s exemption, and the non-U.S. Aggregate-eligible component, which consists of bonds that are not ERISA eligible.

[6]

A market capitalization weighted index consisting of U.S.-dollar-denominated emerging market corporate bonds. According to J.P. Morgan, this index limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

[7]

A customized performance benchmark comprised of the returns of the Bloomberg Barclays Global High Yield Index (25%), the S&P/LSTA Leveraged Loan Index (25%), the Bloomberg Barclays U.S. CMBS Investment Grade Index (25%) and the JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%).

[8]

A Hedged USD customized performance benchmark comprised of the returns of the Bloomberg Barclays Global High Yield 100% Hedged USD Index (25%), the S&P/LSTA Leveraged Loan Index (25%), the Bloomberg Barclays U.S. CMBS Investment Grade Index (25%) and the JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%).

[9]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2017
				Average Annual Total Returns[2,10]
				1 Year		5 Years		Since Inception[11]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.84%	3.14%	3.42%	6.12%	N/A	4.83%	N/A	5.46%	N/A
Investor A	3.50	2.80	3.29	5.86	3.21%	4.57	4.04%	5.19	4.84%
Investor C	2.84	2.14	2.90	5.07	4.07	3.79	3.79	4.42	4.42
Class K	3.89	3.03	3.44	6.17	N/A	4.89	N/A	5.52	N/A
S&P/LSTA Leveraged Loan Index	—	—	1.81	5.30	N/A	4.09	N/A	4.96	N/A
Bloomberg Barclays Global High Yield 100% Hedged USD Index	—	—	4.53	8.71	N/A	7.06	N/A	8.72	N/A
Bloomberg Barclays U.S. CMBS Investment Grade Index	—	—	2.11	(0.13)	N/A	2.51	N/A	5.21	N/A
JPMorgan CEMBI Broad Diversified Index	—	—	4.13	5.82	N/A	5.03	N/A	6.48	N/A
Customized Reference Benchmark	—	—	3.53	5.03	N/A	4.54	N/A	6.27	N/A
Hedged USD Customized Reference Benchmark	—	—	3.14	4.89	N/A	4.68	N/A	6.36	N/A

[10]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[11]	The Fund commenced operations on February 26, 2010.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	5

BlackRock Credit Strategies Income Fund

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,034.20	$3.21	$1,000.00	$1,021.91	$3.19	0.63%
Investor A	$1,000.00	$1,032.90	$4.48	$1,000.00	$1,020.66	$4.46	0.88%
Investor C	$1,000.00	$1,029.00	$8.29	$1,000.00	$1,016.90	$8.24	1.63%
Class K	$1,000.00	$1,034.40	$2.96	$1,000.00	$1,022.16	$2.94	0.58%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

Portfolio Information

Portfolio Composition	Percent of Total Investments[3]
Corporate Bonds	46%
Floating Rate Loan Interests	24
Asset-Backed Securities	11
Preferred Securities	9
Non-Agency Mortgage-Backed Securities	3
Foreign Agency Obligations	2
U.S. Treasury Obligations	2
Investment Companies	2
Foreign Government Obligations	1

[3]	Total investments exclude warrant, short-term securities and options purchased.

Credit Quality Allocation[4]	Percent of Total Investments[3]
AAA/Aaa[5]	3%
A	7
BBB/Baa	25
BB/Ba	28
B	23
CCC/Caa	3
N/R	11

[4]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[5]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed U.S. Treasury Obligations as AAA/Aaa.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Fund Summary as of September 30, 2017	BlackRock GNMA Portfolio

Investment Objective

BlackRock GNMA Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2017, the Fund underperformed the benchmark, the Bloomberg Barclays GNMA MBS Index.

What factors influenced performance?

•	Detractors from the Fund’s performance relative to the benchmark during the 12-month period included an allocation to U.S. Treasuries, swap-and swaption-based strategies.

•

Positive contributors to performance during the 12-month period included allocations to agency collateralized mortgage obligations (“CMOs”), agency mortgage-backed securities (“MBS”), agency interest-only (“IO”) and principal-only (“PO”) obligations, and agency adjustable rate mortgage-backed securities (“ARMS”). Selection within agency MBS selection as well as an allocation to Treasury inflation protected securities (“TIPS”) further added to performance.

•

The Fund held derivatives such as futures, options and swaps during the period as a part of its investment strategy. Derivatives are used by the portfolio management team primarily as a means to manage interest rate risk against long positions in the Fund, but may also be used to express tactical views on interest rates and/or credit risk positions in the portfolio. The Fund’s overall use of derivatives had a negative effect on performance during the period, largely owing to the outsized moves seen in the rates markets.

Describe recent portfolio activity.

•

Over the period, the Fund moved from a neutral stance with respect to duration (and corresponding interest rate sensitivity) to a modestly over- weight stance. The Fund increased allocations to agency MBS, both in pass-throughs and CMOs. The Fund increased its allocation to commercial mortgage backed securities (“CMBS”) IO tranches and added exposures in the senior tranches of agency CMBS.

Describe portfolio positioning at period end.

•

Relative to the Bloomberg Barclays GNMA MBS Index, the Fund ended the period with a modestly overweight stance relative to the benchmark with respect to duration. The Fund was overweight in agency MBS relative to the benchmark. Within this allocation, the Fund favored 30-year conventional MBS with higher coupons and predictable prepayments. The fund continues to hold allocations to agency CMOs backed by prepayment-protected, seasoned collateral, as well as out-of-benchmark allocations in government-guaranteed, AAA rated CMBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	100%

[1]	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	100%

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	7

BlackRock GNMA Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in GNMA securities.

[3]   An unmanaged index comprised of mortgage-backed pass through securities of GNMA.

Performance Summary for the Period Ended September 30, 2017
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.81%	2.60%	1.47%	0.01%	N/A	1.53%	N/A	4.51%	N/A
Service	2.56	2.35	1.34	(0.25)	N/A	1.19	N/A	4.16	N/A
Investor A	2.46	2.27	1.34	(0.23)	(4.22)%	1.20	0.37%	4.14	3.72%
Investor C	1.81	1.62	0.85	(0.99)	(1.96)	0.43	0.43	3.37	3.37
Class K	2.86	2.71	1.39	0.04	N/A	1.54	N/A	4.51	N/A
Bloomberg Barclays GNMA MBS Index	—	—	1.55	0.10	N/A	1.64	N/A	4.17	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Ending Account Value September 30, 2017	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,014.70	$3.18	$2.12	$1,000.00	$1,021.91	$3.19	$1,022.96	$2.13
Service	$1,000.00	$1,013.40	$4.44	$3.38	$1,000.00	$1,020.66	$4.46	$1,021.71	$3.40
Investor A	$1,000.00	$1,013.40	$4.44	$3.38	$1,000.00	$1,020.66	$4.46	$1,021.71	$3.40
Investor C	$1,000.00	$1,008.50	$8.16	$7.15	$1,000.00	$1,016.95	$8.19	$1,017.95	$7.18
Class K	$1,000.00	$1,013.90	$2.98	$1.87	$1,000.00	$1,022.11	$2.99	$1,023.21	$1.88

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.63% for Institutional, 0.88% for Service, 0.88% for Investor A, 1.62% for Investor C and 0.59% for Class K), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.42% for Institutional, 0.67% for Service, 0.67% for Investor A, 1.42% for Investor C and 0.37% for Class K), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Fund Summary as of September 30, 2017	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2017, the Fund’s Institutional and Service Shares outperformed the benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index, while the Investor A, Investor B1, Investor C, Investor C1 and Class R Shares underperformed the benchmark.

What factors influenced performance?

•

The main positive contributors to performance relative to the benchmark included the Fund’s stance with respect to overall duration and corresponding sensitivity to changes in U.S. interest rates, as well as the Fund’s positioning along the yield curve. Allocations to securitized assets such as commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”), agency collateralized mortgage obligations (“CMOs”), agency interest-only (“IO”) and principal-only (“PO”) obligations, and residential mortgage-backed securities (“MBS”) added to relative performance as well. Contributions also came from holdings of Treasury inflation protected securities (“TIPS”) and positioning with respect to global interest rates and currencies.

•

Detractors from performance included security selection within U.S. Treasuries, positioning with respect to U.S. agency obligations, selection within 15-year MBS, and swap- and swaption-based strategies.

•

The Fund held derivatives including foreign currency transactions, futures, options and swaps during the period as a part of its investment strategy. Derivatives are used by the portfolio management team primarily as a means to manage interest rate risk against long positions in the

Fund, but may also be used to express tactical views on interest rates and/or credit risk positions in the portfolio. The Fund’s overall use of derivatives had a positive effect on performance during the period, largely owing to the outsized moves seen in the rates markets.

Describe recent portfolio activity.

•

During the 12-month period, the Fund closed its allocation to TIPS, increased its allocation to agency MBS pass-throughs, and decreased its allocation to agency CMOs. The Fund increased its overall allocation to CMBS, adding exposures in senior agency tranches as well as AAA-rated last cash flow conduit deals. The Fund marginally trimmed its allocation to CLOs, while adding an allocation to short-term Mexican local rates.

Describe portfolio positioning at period end.

•

Relative to the Bloomberg Barclays U.S. Government/Mortgage Index, the Fund ended the period modestly overweight in agency MBS based on a supportive near-term demand outlook. The Fund maintained exposure to CMBS with a tilt toward the top of the capital structure as well as toward less market-sensitive single asset/single borrower issues. The Fund was modestly short to U.S. duration while being positioned for the curve to steepen in anticipation of the Fed reducing its Treasury and MBS holdings. Within global interest rate strategies, the Fund was short in U.K. inflation and long in Mexican short-term rates. In terms of global currencies, the Fund was positioned for the South Korean won to decline versus the U.S. dollar as a strategy against geopolitical risk and in anticipation of a rising dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	53%
U.S. Treasury Obligations	40
Asset-Backed Securities	4
Non-Agency Mortgage-Backed Securities	2
Foreign Government Obligations	1

[1]	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	98%
A	1
N/R	1

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	9

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming  maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Government/Mortgage Index (the benchmark).

[3]	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

Performance Summary for the Period Ended September 30, 2017
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.98%	1.68%	1.57%	(0.55)%	N/A	1.47%	N/A	3.54%	N/A
Service	1.73	1.43	1.44	(0.70)	N/A	1.28	N/A	3.31	N/A
Investor A	1.66	1.37	1.35	(0.88)	(4.85)%	1.18	0.36%	3.19	2.77%
Investor B1	1.23	1.09	1.19	(1.29)	(5.17)	0.65	0.28	2.70	2.70
Investor C	0.98	0.68	1.07	(1.54)	(2.51)	0.38	0.38	2.39	2.39
Investor C1	1.18	0.80	1.17	(1.34)	N/A	0.57	N/A	2.62	N/A
Class R	1.48	1.10	1.32	(1.04)	N/A	0.89	N/A	2.95	N/A
Bloomberg Barclays U.S. Government/Mortgage Index	—	—	1.68	(0.78)	N/A	1.55	N/A	3.85	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Ending Account Value September 30, 2017	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,015.70	$3.03	$2.27	$1,000.00	$1,022.06	$3.04	$1,022.81	$2.28
Service	$1,000.00	$1,014.40	$4.24	$3.53	$1,000.00	$1,020.86	$4.26	$1,021.56	$3.55
Investor A	$1,000.00	$1,013.50	$4.29	$3.53	$1,000.00	$1,020.81	$4.31	$1,021.56	$3.55
Investor B1	$1,000.00	$1,011.90	$6.81	$6.05	$1,000.00	$1,018.30	$6.83	$1,019.05	$6.07
Investor C	$1,000.00	$1,010.70	$8.06	$7.31	$1,000.00	$1,017.05	$8.09	$1,017.80	$7.33
Investor C1	$1,000.00	$1,011.70	$7.01	$6.30	$1,000.00	$1,018.10	$7.03	$1,018.80	$6.33
Class R	$1,000.00	$1,013.20	$5.55	$4.79	$1,000.00	$1,019.55	$5.57	$1,020.31	$4.81

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.60% for Institutional, 0.84% for Service, 0.85% for Investor A, 1.35% for Investor B1, 1.60% for Investor C, 1.39% for Investor C1 and 1.10% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Institutional, 0.70% for Service, 0.70% for Investor A, 1.20% for Investor B1, 1.45% for Investor C, 1.25% for Investor C1 and 0.95% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

About Fund Performance

•

Institutional and Class K Shares (Class K Shares are available only in Credit Strategies Income Fund and GNMA Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to BlackRock Credit Strategies Income Fund’s Class K Shares inception date of August 1, 2016, Class K Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Share fees.

•

Service Shares (available only in GNMA Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Credit Strategies Income Fund (which is subject to an initial sales charge of 2.50%), and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B1 Shares (available only in U.S. Government Bond Portfolio) are subject to a maximum CDSC of 4.00% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor B1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B1 Shares fees.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Investor C1 Shares (available only in U.S. Government Bond Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Shares fees.

•

Class R Shares (available only in U.S. Government Bond Portfolio) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Investor B1 and C1 Shares of U.S. Government Bond Portfolio are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/ payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	11

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2017 and held through September 30, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument.

The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments September 30, 2017	BlackRock Credit Strategies Income Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ALM VII Ltd.:
Series 2012-7A, Class BR, (3 mo. LIBOR US + 2.50%), 3.80%, 10/15/28 (a)(b)	USD	1,000	$1,003,426
Series 2012-7A, Class CR, (3 mo. LIBOR US + 3.85%), 5.15%, 10/15/28 (a)(b)		1,000	1,008,703
ALM VIII Ltd., Series 2013-8A, Class CR, (3 mo. LIBOR US + 3.95%), 5.25%, 10/15/28 (a)(b)		1,000	1,006,600
ALM XII Ltd., Series 2015-12A, Class C2R, (3 mo. LIBOR US + 3.20%), 4.50%, 4/16/27 (a)(b)		1,500	1,502,540
Anchorage Capital CLO 4 Ltd., Series 2014-4A, Class CR, (3 mo. LIBOR US + 3.40%), 4.71%, 7/28/26 (a)(b)		1,000	999,728
Anchorage Capital CLO Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.20%), 0.00%, 10/13/30 (a)(b)		1,000	1,000,000
Arbour CLO IV DAC, Series 4X, Class E, 5.60%, 1/15/30 (c)	EUR	183	217,048
Ares CLO Ltd., Series 2015-4A, Class C, (3 mo. LIBOR US + 4.25%), 5.55%, 10/15/26 (a)(b)	USD	1,000	1,004,843
Ares European CLO VIII BV, Series 8X, Class E, 6.35%, 2/17/30 (c)	EUR	200	241,620
Ares XLII CLO Ltd., Series 2017-42A, Class D, (3 mo. LIBOR US + 3.45%), 4.61%, 1/22/28 (a)(b)	USD	1,000	1,002,810
Ares XXVII CLO Ltd., Series 2013-2A, Class DR, (3 mo. LIBOR US + 3.75%), 5.00%, 7/28/29 (a)(b)		1,000	1,009,747
Atlas Senior Loan Fund II Ltd., Series 2012-2A, Class DR, (3 mo. LIBOR US + 3.90%), 5.21%, 1/30/24 (a)(b)		1,000	1,004,835
Atrium XII, Series 12A, Class C, (3 mo. LIBOR US + 3.05%), 4.36%, 10/22/26 (a)(b)		1,000	1,003,279
Aurium CLO III DAC, Series 3X, Class E, (3 mo. EURIBOR + 0.00%), 4.90%, 4/15/30 (a)	EUR	100	115,944
Avoca CLO XV DAC, Series 15X, Class E, (3 mo. EURIBOR + 5.00%), 5.00%, 1/15/29 (a)		290	340,470
Babson CLO Ltd., Series 2013-IIA, Class BR, (3 mo. LIBOR US + 2.25%), 3.55%, 1/18/25 (a)(b)	USD	1,000	1,001,036
Ballyrock CLO Ltd., Series 2016-1A, Class C, (3 mo. LIBOR US + 2.70%), 4.00%, 10/15/28 (a)(b)		1,000	1,000,241
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class C, (3 mo. LIBOR US + 3.05%), 0.00%, 10/15/30 (a)(b)		1,250	1,250,000

Asset-Backed Securities		Par (000)	Value
BlueMountain Fuji EUR CLO II DAC, Series 2017-2X, Class E, (3 mo. EURIBOR + 5.45%), 5.45%, 7/15/30 (a)	EUR	113	$129,311
Cadogan Square CLO IX DAC, Series 9X, Class ENE, 4.90%, 7/15/30 (c)		113	131,047
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A, Class BR, (3 mo. LIBOR US + 2.50%), 3.80%, 10/14/28 (a)(b)	USD	1,000	1,003,292
Series 2013-3A, Class B, (3 mo. LIBOR US + 2.65%), 3.95%, 7/15/25 (a)(b)		1,000	1,000,105
Series 2014-3A, Class BR, (3 mo. LIBOR US + 2.15%), 3.47%, 7/27/26 (a)(b)		1,500	1,502,357
Series 2014-3A, Class C1R, (3 mo. LIBOR US + 3.27%), 4.59%, 7/27/26 (a)(b)		1,000	1,011,506
Series 2016-3A, Class C, (3 mo. LIBOR US + 4.00%), 5.31%, 10/20/29 (a)(b)		1,000	1,010,594
Carlyle Global Market Strategies Euro CLO DAC, Series 2016-1X, Class D, (3 mo. EURIBOR + 6.50%), 6.50%, 5/17/29 (a)	EUR	100	119,869
CBAM Ltd., Series 2017-3A, Class E1, (3 mo. LIBOR US + 6.50%), 7.87%, 10/17/29 (a)(b)	USD	1,000	1,000,000
Cedar Funding II CLO Ltd., Series 2013-1A, Class DR, (3 mo. LIBOR US + 3.60%), 4.92%, 6/09/30 (a)(b)		1,000	1,004,228
Cedar Funding IV CLO Ltd., Series 2014-4A, Class DR, (3 mo. LIBOR US + 3.65%), 4.96%, 7/23/30 (a)(b)		1,000	1,003,554
CIFC Funding Ltd.:
Series 2012-3A, Class B1R, (3 mo. LIBOR US + 4.00%), 5.31%, 1/29/25 (a)(b)		1,000	1,004,533
Series 2013-4A, Class DR, (3 mo. LIBOR US + 3.35%), 4.67%, 11/27/24 (a)(b)		1,000	1,002,480
Series 2014-3A, Class C1R, (3 mo. LIBOR US + 1.90%), 3.21%, 7/22/26 (a)(b)		1,000	1,003,543
Series 2014-3A, Class DR, (3 mo. LIBOR US + 3.15%), 4.46%, 7/22/26 (a)(b)		1,000	1,000,470
Series 2016-1A, Class E, (3 mo. LIBOR US + 6.75%), 8.06%, 10/21/28 (a)(b)		1,000	1,024,381
Series 2017-1A, Class D, (3 mo. LIBOR US + 3.50%), 4.81%, 4/23/29 (a)(b)		1,000	1,003,369
CVC Cordatus Loan Fund VII DAC, Series 7X, Class E, (3 mo. EURIBOR + 7.00%), 7.00%, 8/15/29 (a)	EUR	160	195,160
CVC Cordatus Loan Fund VIII DAC, Series 8X, Class E, (3 mo. EURIBOR + 5.70%), 5.70%, 4/23/30 (a)		200	240,863

Portfolio Abbreviations
AKA	Also Known As	FKA	Formerly Known As	REMIC	Real Estate Mortgage Investment Conduit
AUD	Australian Dollar	GBP	British Pound	RPI	Retail Price Index
BRL	Brazilian Real	HKD	Hong Kong Dollar	RUB	Russian Ruble
BZDIOVER	Overnight Brazil CETIP — Interbank Rate	IDR	Indonesian Rupiah	S&P	S&P Global Ratings
CAD	Canadian Dollar	JIBAR	Johannesburg Interbank Agreed Rate	SCA	Svenska Cellulosa Aktiebolaget
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CLO	Collateralized Loan Obligation	KRW	South Korean Won	SFR	Single Family Residential
CLP	Chilean Peso	LIBOR	London Interbank Offered Rate	SPDR	Standard & Poor’s Depositary Receipts
CNH	Chinese Yuan Offshore	MXIBTIIE	Mexico Interbank TIIE 28-Day	TBA	To-be-announced
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish Lira
DAC	Designated Activity Company	NZD	NewZealandDollar	TWD	Taiwan New Dollar
ETF	Exchange-Traded Fund	OTC	Over-the-counter	UK RPI	United Kingdom Retail Price Index
EUR	Euro	PIK	Payment-in-kind	USD	U.S. Dollar
EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust	ZAR	South African Rand

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	13

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Asset-Backed Securities		Par (000)	Value
Dewolf Park CLO Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 6.20%), 7.45%, 10/15/30 (a)(b)	USD	500	$490,568
Dryden 50 Senior Loan Fund:
Series 2017-50A, Class C, (3 mo. LIBOR US + 2.25%), 3.51%, 7/15/30 (a)(b)		2,000	2,000,702
Series 2017-50A, Class E, (3 mo. LIBOR US + 6.26%), 7.52%, 7/15/30 (a)(b)		1,000	991,134
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, 6.30%, 11/10/30 (c)	EUR	100	120,348
Finn Square CLO Ltd., Series 2012-1A, Class A2R, (3 mo. LIBOR US + 1.70%), 3.03%, 12/24/23 (a)(b)	USD	1,000	1,001,828
Greywolf CLO V Ltd., Series 2015-1A, Class C, (3 mo. LIBOR US + 3.80%), 5.11%, 4/25/27 (a)(b)		1,000	995,175
Grippen Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.30%), 4.55%, 1/20/30 (a)(b)		1,000	1,000,217
LCM XV LP, Series 15A, Class CR, (3 mo. LIBOR US + 2.40%), 3.59%, 7/20/30 (a)(b)		1,000	1,008,208
Madison Park Funding X Ltd.:
Series 2012-10A, Class AR, (3 mo. LIBOR US + 1.45%), 2.76%, 1/20/29 (a)(b)		1,000	1,011,109
Series 2012-10A, Class DR, (3 mo. LIBOR US + 4.20%), 5.51%, 1/20/29 (a)(b)		1,000	1,016,695
Series 2012-10A, Class ER, (3 mo. LIBOR US + 7.62%), 8.93%, 1/20/29 (a)(b)		500	513,655
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, (3 mo. LIBOR US + 3.45%), 4.77%, 1/27/26 (a)(b)		1,000	1,001,103
OCP CLO Ltd., Series 2016-12A, Class A1, (3 mo. LIBOR US + 1.57%), 2.87%, 10/18/28 (a)(b)		1,000	1,009,931
OCP Euro DAC, Series 2017-1X, Class E, (3 mo. EURIBOR + 5.35%), 5.35%, 6/18/30 (a)	EUR	150	175,336
OZLM Funding IV Ltd., Series 2013-4A, Class BR, (3 mo. LIBOR US + 2.20%), 3.51%, 10/22/30 (a)(b)(d)	USD	1,000	1,000,000
OZLME BV, Series 1X, Class E, (3 mo. EURIBOR + 6.45%), 6.45%, 1/18/30 (a)	EUR	158	191,077
OZLME II DAC, Series 2X, Class E, 4.90%, 10/15/30		100	114,112
Sound Point CLO III Ltd., Series 2013-2A, Class DR, (3 mo. LIBOR US + 3.35%), 4.65%, 7/15/25 (a)(b)	USD	250	249,995
Symphony CLO XII Ltd., Series 2013-12A, Class DR, (3 mo. LIBOR US + 3.25%), 4.55%, 10/15/25 (a)(b)		1,000	1,000,180
THL Credit Wind River CLO Ltd., Series 2014-2A, Class A2, (3 mo. LIBOR US + 1.45%), 2.75%, 7/15/26 (a)(b)		1,000	1,000,498
U.S. Residential Opportunity Fund II Trust:
Series 2016-1II, Class A, 3.47%, 7/27/36 (b)(e)		77	77,021
Series 2016-2II, Class A, 3.47%, 8/27/36 (b)(e)		607	604,867
U.S. Residential Opportunity Fund III Trust:
Series 2016-1III, Class A, 3.47%, 7/27/36 (b)(e)		756	756,188
Series 2016-2III, Class A, 3.47%, 8/27/36 (b)(e)		588	585,808
U.S. Residential Opportunity Fund IV Trust, Series 2016-1IV, Class A, 3.47%, 7/27/36 (b)(e)		666	667,929
Voya CLO Ltd., Series 2016-3A, Class C, (3 mo. LIBOR US + 3.85%), 5.15%, 10/18/27 (a)(b)		1,000	1,011,251

Asset-Backed Securities		Par (000)	Value
York CLO 1 Ltd., Series 2014-1A, Class DR, (3 mo. LIBOR US + 3.40%), 4.71%, 1/22/27 (a)(b)	USD	1,000	$991,765
Total Asset-Backed Securities — 10.8%			51,690,232

Common Stocks		Shares
Commercial Services & Supplies — 0.0%
New Holdings LLC (Total Safety U.S., Inc.) (f)		48	16,800
Energy Equipment & Services — 0.1%
Ocean Rig UDW, Inc. (f)		14,946	355,266
Tex Energy LLC (d)(f)		13,589	12,910

			368,176
Health Care Providers & Services — 0.0%
New Millennium Holdco, Inc. (b)		3,880	2,425
Machinery — 0.0%
Ameriforge Group, Inc. (f)		283	8,490
Total Common Stocks — 0.1%			395,891

Corporate Bonds		Par (000)
Aerospace & Defense — 0.5%
Arconic, Inc.:
5.13%, 10/01/24	USD	274	291,563
5.90%, 2/01/27		90	99,315
6.75%, 1/15/28		34	39,440
5.95%, 2/01/37		5	5,302
Bombardier, Inc.:
8.75%, 12/01/21 (b)		303	324,816
5.75%, 3/15/22 (b)		14	13,545
6.13%, 1/15/23 (b)		87	84,347
7.50%, 3/15/25 (b)		176	175,894
Engility Corp., 8.88%, 9/01/24		51	55,973
KLX, Inc., 5.88%, 12/01/22 (b)		965	1,011,031
Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19		16	16,380
Meccanica Holdings USA, Inc., 6.25%, 1/15/40 (b)		100	113,000
TransDigm, Inc.:
6.00%, 7/15/22		36	37,350
6.50%, 5/15/25		269	277,070
6.38%, 6/15/26		32	32,780

			2,577,806
Air Freight & Logistics — 0.2%
WFS Global Holding SAS, 9.50%, 7/15/22	EUR	300	386,277
XPO Logistics, Inc.:
5.75%, 6/15/21		200	245,167
6.50%, 6/15/22 (b)	USD	360	378,000
6.13%, 9/01/23 (b)		2	2,088

			1,011,532
Airlines — 0.2%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (b)		109	111,589
ANA Holdings, Inc.:
0.00%, 9/16/22 (g)(h)	JPY	10,000	92,468
0.00%, 9/19/24 (g)(h)		10,000	92,424
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18	USD	190	194,037

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Airlines (continued)
U.S. Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/23	USD	113	$120,570
Virgin Australia Holdings Ltd., 7.88%, 10/15/21		508	528,955

			1,140,043
Auto Components — 0.6%
Adient Global Holdings Ltd., 3.50%, 8/15/24	EUR	100	122,326
Faurecia, 3.63%, 6/15/23		100	124,690
Gestamp Funding Luxembourg SA, 3.50%, 5/15/23		100	123,656
Goodyear Dunlop Tires Europe BV, 3.75%, 12/15/23		150	185,953
Grupo-Antolin Irausa SA, 3.25%, 4/30/24		181	219,806
HP Pelzer Holding GmbH, 4.13%, 4/01/24		100	121,830
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19	USD	290	292,465
6.25%, 2/01/22		189	197,033
6.75%, 2/01/24		52	54,860
IHO Verwaltungs GmbH:
2.75% (2.75% Cash or 3.50% PIK), 9/15/21 (i)	EUR	100	121,440
3.25% (3.25% Cash or 4.00% PIK), 9/15/23 (i)		200	245,531
3.75% (3.75% Cash or 4.50% PIK), 9/15/26 (i)		100	124,985
4.75%, 9/15/26 (b)(i)	USD	200	203,750
Schaeffler Finance BV, 3.25%, 5/15/25	EUR	250	316,931
ZF North America Capital, Inc., 2.75%, 4/27/23		200	254,816

			2,710,072
Automobiles — 0.4%
Fiat Chrysler Automobiles NV, 3.75%, 3/29/24		100	128,650
General Motors Co., 4.20%, 10/01/27	USD	1,000	1,014,574
Jaguar Land Rover Automotive PLC, 2.20%, 1/15/24	EUR	100	119,194
RCI Banque SA, 0.75%, 9/26/22		200	236,981
Tesla, Inc., 5.30%, 8/15/25 (b)	USD	94	91,650
Volkswagen Leasing GmbH, 1.13%, 4/04/24	EUR	200	234,315

			1,825,364
Banks — 3.5%
ABN AMRO Bank NV, (5 yr. Euro Swap + 2.35%), 2.88%, 6/30/25 (j)		100	125,081
Allied Irish Banks PLC, (5 yr. Euro Swap + 3.95%), 4.13%, 11/26/25 (j)		200	253,516
Banco BPM SpA, 2.75%, 7/27/20		100	123,974
Banco de Credito del Peru, (3 mo. LIBOR US + 7.71%), 6.88%, 9/16/26 (j)	USD	400	455,400
Banco Inbursa SA Institucion de Banca Multiple, 4.13%, 6/06/24		393	401,843
Bank of America Corp.:
(3 mo. LIBOR US + 1.81%), 4.24%, 4/24/38 (j)		2,000	2,113,992
Series L, 4.18%, 11/25/27		1,000	1,036,476
Bank of Ireland, (5 yr. Euro Swap + 3.55%), 4.25%, 6/11/24 (j)	EUR	200	249,067
Bankia SA:
(5 yr. Euro Swap + 3.17%), 4.00%, 5/22/24 (j)		200	246,169
(5 yr. Euro Swap + 3.35%), 3.38%, 3/15/27 (j)		100	123,051
Barclays PLC, 4.84%, 5/09/28	USD	1,400	1,450,303

Corporate Bonds		Par (000)	Value
Banks (continued)
CaixaBank SA, (5 yr. Euro Swap + 3.35%), 3.50%, 2/15/27 (j)	EUR	200	$250,068
Chong Hing Bank Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.03%), 3.88%, 7/26/27 (j)	USD	200	200,207
CIT Group, Inc., 5.00%, 8/01/23		205	220,887
Citigroup, Inc., (3 mo. LIBOR US + 0.95%), 2.88%, 7/24/23 (j)		2,000	2,002,545
Commonwealth Bank of Australia:
(5 yr. Euro Swap + 1.45%), 1.94%, 10/03/29 (j)	EUR	225	265,583
3.90%, 7/12/47	USD	500	502,400
Global Bank Corp., 4.50%, 10/20/21		700	716,450
ICICI Bank Ltd., 4.00%, 3/18/26		600	610,070
ING Groep NV, (5 yr. Euro Swap + 1.25%), 1.63%, 9/26/29 (j)	EUR	200	234,518
Intesa Sanpaolo SpA:
5.15%, 7/16/20		50	66,117
6.63%, 9/13/23		100	146,646
JPMorgan Chase & Co., (3 mo. LIBOR US + 1.36%), 3.88%, 7/24/38 (j)	USD	2,240	2,261,898
Lloyds Banking Group PLC, 1.50%, 9/12/27	EUR	250	291,482
Mizuho Financial Group, Inc., 3.17%, 9/11/27	USD	300	293,609
PSA Banque France SA, 0.63%, 10/10/22	EUR	200	235,916
Raiffeisen Bank International AG, 6.00%, 10/16/23		200	286,037
Royal Bank of Scotland Group PLC, (3 mo. LIBOR US + 1.47%), 2.79%, 5/15/23 (a)	USD	660	665,036
Shinhan Bank Co. Ltd., 3.75%, 9/20/27		300	295,512
UniCredit SpA:
6.95%, 10/31/22	EUR	100	144,455
(5 yr. Euro Swap + 4.10%), 5.75%, 10/28/25 (j)		300	393,171
(5 yr. Euro Swap + 4.32%), 4.38%, 1/03/27 (j)		100	127,127

			16,788,606
Beverages — 0.2%
China Huiyuan Juice Group Ltd., 6.50%, 8/16/20	USD	500	497,792
Heineken NV, 1.50%, 10/03/29	EUR	200	234,089

			731,881
Biotechnology — 0.0%
Grifols SA, 3.20%, 5/01/25		100	120,199
Building Products — 0.2%
LIXIL Group Corp., 0.00%, 3/04/20 (g)(h)	JPY	50,000	457,121
Masonite International Corp., 5.63%, 3/15/23 (b)	USD	144	150,703
Ply Gem Industries, Inc., 6.50%, 2/01/22		58	60,410
Standard Industries, Inc.:
5.50%, 2/15/23 (b)		71	75,171
6.00%, 10/15/25 (b)		58	63,276
USG Corp., 4.88%, 6/01/27 (b)		75	78,281

			884,962
Capital Markets — 1.7%
Bagan Capital Ltd., 0.00%, 9/23/21 (g)(h)		700	750,750
CCTI 2017 Ltd., 3.63%, 8/08/22		710	706,855
CPUK Finance Ltd.:
4.25%, 8/28/22	GBP	225	306,743
4.88%, 8/28/25		100	136,094
Haitong International Securities Group Ltd., 0.00%, 10/25/21 (g)(h)	HKD	12,000	1,589,943

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	15

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Capital Markets (continued)
Lincoln Finance Ltd., 6.88%, 4/15/21	EUR	100	$125,340
Modernland Overseas Pte Ltd., 6.95%, 4/13/24	USD	700	706,191
Morgan Stanley, (3 mo. LIBOR US + 0.93%), 2.24%, 7/22/22 (a)		1,250	1,254,737
Nidda BondCo GmbH, 5.00%, 9/30/25	EUR	102	122,773
SBI Holdings, Inc., 0.00%, 9/14/22 (g)(h)	JPY	70,000	686,159
UBS Group Funding Switzerland AG:
(3 mo. LIBOR US + 0.95%), 2.86%, 8/15/23 (b)(j)	USD	1,465	1,460,229
4.25%, 3/23/28 (b)		250	262,252

			8,108,066
Chemicals — 1.3%
Axalta Coating Systems Dutch Holding B BV, 3.75%, 1/15/25	EUR	100	124,377
Axalta Coating Systems LLC, 4.88%, 8/15/24 (b)	USD	150	156,375
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		81	98,415
10.00%, 10/15/25		62	75,717
CF Industries, Inc.:
7.13%, 5/01/20		40	44,400
5.15%, 3/15/34		35	34,913
4.95%, 6/01/43		19	17,623
Chemours Co.:
6.13%, 5/15/23	EUR	100	126,492
6.63%, 5/15/23	USD	94	99,993
7.00%, 5/15/25		4	4,430
5.38%, 5/15/27		86	89,225
Equate Petrochemical BV, 4.25%, 11/03/26		400	411,320
Hexion, Inc., 10.38%, 2/01/22 (b)		49	47,040
Huntsman International LLC:
4.88%, 11/15/20		28	29,645
5.13%, 4/15/21	EUR	100	133,702
5.13%, 11/15/22	USD	234	251,550
INEOS Finance PLC, 4.00%, 5/01/23	EUR	135	164,941
INEOS Group Holdings SA, 5.38%, 8/01/24		200	252,924
INOVYN Finance PLC, 6.25%, 5/15/21		80	97,984
Koppers, Inc., 6.00%, 2/15/25 (b)	USD	65	69,875
Kronos International, Inc., 3.75%, 9/15/25	EUR	132	158,506
Mitsubishi Chemical Holdings Corp.:
0.00%, 3/30/22 (g)(h)	JPY	40,000	383,026
0.00%, 3/29/24 (g)(h)		40,000	391,380
Momentive Performance Materials, Inc., 3.88%, 10/24/21	USD	360	363,942
OCP SA, 4.50%, 10/22/25		600	603,658
Platform Specialty Products Corp.:
10.38%, 5/01/21 (b)		51	55,590
6.50%, 2/01/22 (b)		405	419,681
PQ Corp., 6.75%, 11/15/22 (b)		230	248,975
PSPC Escrow Corp., 6.00%, 2/01/23	EUR	200	248,117
Rock International Investment, Inc., 6.63%, 3/27/20	USD	600	576,000
Tronox Finance LLC, 7.50%, 3/15/22 (b)		18	18,967
Tronox Finance PLC, 5.75%, 10/01/25 (b)		28	28,700
Venator Finance S.à r.l./Venator Materials LLC, 5.75%, 7/15/25 (b)		40	41,600
WR Grace & Co-Conn, 5.13%, 10/01/21 (b)		220	238,700

			6,107,783
Commercial Services & Supplies — 0.7%
AA Bond Co. Ltd., 2.75%, 7/31/23	GBP	100	132,904
ACCO Brands Corp., 5.25%, 12/15/24 (b)	USD	24	24,900
Acosta, Inc., 7.75%, 10/01/22 (b)		56	40,320

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (continued)
ADT Corp.:
6.25%, 10/15/21	USD	38	$42,223
3.50%, 7/15/22		106	106,000
4.13%, 6/15/23		132	134,310
4.88%, 7/15/32 (b)		169	158,015
Advanced Disposal Services, Inc., 5.63%, 11/15/24 (b)		41	42,845
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	120	142,265
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)	USD	82	87,023
GW Honos Security Corp., 8.75%, 5/15/25 (b)		24	25,590
Harland Clarke Holdings Corp., 8.38%, 8/15/22 (b)		80	85,600
Intrum Justitia AB:
(3 mo. EURIBOR + 2.63%), 2.63%, 7/15/22 (a)	EUR	104	124,914
2.75%, 7/15/22		138	165,122
KAR Auction Services, Inc., 5.13%, 6/01/25 (b)	USD	103	107,120
La Financiere Atalian SAS, 4.00%, 5/15/24	EUR	125	154,015
Mobile Mini, Inc., 5.88%, 7/01/24	USD	120	125,700
Multi-Color Corp., 4.88%, 11/01/25 (b)		13	13,142
Paprec Holding SA, 5.25%, 4/01/22	EUR	109	134,705
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (b)	USD	518	571,644
Ritchie Bros. Auctioneers, Inc., 5.38%, 1/15/25 (b)		96	101,520
SPIE SA, 3.13%, 3/22/24	EUR	100	123,522
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 6/01/25 (b)	USD	83	83,830
Tervita Escrow Corp., 7.63%, 12/01/21 (b)		140	141,750
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)		310	316,975
Wrangler Buyer Corp., 6.00%, 10/01/25 (b)		26	26,455

			3,212,409
Communications Equipment — 0.2%
CommScope Technologies LLC:
6.00%, 6/15/25 (b)		4	4,275
5.00%, 3/15/27 (b)		115	115,287
CommScope, Inc., 5.00%, 6/15/21 (b)		178	182,450
Hughes Satellite Systems Corp.:
7.63%, 6/15/21		25	28,388
5.25%, 8/01/26		167	173,680
6.63%, 8/01/26		108	115,560
Nokia OYJ:
3.38%, 6/12/22		29	29,254
4.38%, 6/12/27		40	41,150
Riverbed Technology, Inc., 8.88%, 3/01/23 (b)		90	85,725
Telefonaktiebolaget LM Ericsson, 1.88%, 3/01/24	EUR	110	126,852
Viasat, Inc., 5.63%, 9/15/25 (b)	USD	46	46,290

			948,911
Construction & Engineering — 0.3%
Brand Energy & Infrastructure Services, Inc., 8.50%, 7/15/25 (b)		138	149,385
China Singyes Solar Technologies Holdings Ltd., 7.95%, 2/15/19		600	605,379
GS Engineering & Construction Corp., 4.50%, 7/21/21 (g)		600	634,050
Tutor Perini Corp., 6.88%, 5/01/25 (b)		37	40,145

			1,428,959

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Construction Materials — 0.0%
New Enterprise Stone & Lime Co., Inc., 10.13%, 4/01/22 (b)	USD	44	$47,410
Consumer Finance — 0.6%
Ally Financial, Inc.:
5.13%, 9/30/24		15	16,245
8.00%, 11/01/31		686	884,871
General Motors Financial Co., Inc., 4.35%, 1/17/27		1,050	1,078,978
Hyundai Capital Services, Inc., 3.00%, 8/29/22		200	196,922
Navient Corp.:
6.63%, 7/26/21		52	55,640
5.50%, 1/25/23		157	158,963
7.25%, 9/25/23		32	34,760
6.13%, 3/25/24		24	24,744
5.88%, 10/25/24		124	125,860
6.75%, 6/25/25		69	71,760
OneMain Financial Holdings LLC:
6.75%, 12/15/19 (b)		103	106,863
7.25%, 12/15/21 (b)		2	2,088
Springleaf Finance Corp., 6.13%, 5/15/22		20	21,181

			2,778,875
Containers & Packaging — 0.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.13%, 5/15/23	EUR	100	125,694
2.75%, 3/15/24		200	241,697
6.75%, 5/15/24		200	263,543
7.25%, 5/15/24 (b)	USD	420	460,685
4.75%, 7/15/27	GBP	100	134,843
Ball Corp.:
5.00%, 3/15/22	USD	113	122,323
4.00%, 11/15/23		10	10,225
4.38%, 12/15/23	EUR	100	134,724
BWAY Holding Co., 5.50%, 4/15/24 (b)	USD	193	201,685
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		29	29,290
Crown European Holdings SA, 4.00%, 7/15/22	EUR	100	132,251
Horizon Holdings I SAS, 7.25%, 8/01/23		339	427,242
Horizon Parent Holdings S.à r.l., 8.25% (8.25% Cash or 8.25% PIK), 2/15/22 (i)		100	126,019
OI European Group BV, 3.13%, 11/15/24		100	121,965
Overseas Chinese Town Asia Holdings Ltd., (3 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 7.71%), 4.30% (j)(k)	USD	440	440,000
Reynolds Group Issuer, Inc.:
(3 mo. LIBOR US + 3.50%), 4.80%, 7/15/21 (a)(b)		138	140,760
5.13%, 7/15/23 (b)		74	77,226
7.00%, 7/15/24 (b)		435	463,275
Sealed Air Corp.:
4.88%, 12/01/22 (b)		10	10,637
4.50%, 9/15/23	EUR	100	134,629
6.88%, 7/15/33 (b)	USD	109	127,803
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc., 6.38%, 5/01/22 (b)		85	88,187
Silgan Holdings, Inc., 3.25%, 3/15/25	EUR	100	121,191
Verallia Packaging SASU, 5.13%, 8/01/22		200	250,219

			4,386,113
Distributors — 0.0%
American Tire Distributors, Inc., 10.25%, 3/01/22 (b)	USD	73	76,124

Corporate Bonds		Par (000)	Value
Diversified Consumer Services — 0.1%
Laureate Education, Inc., 8.25%, 5/01/25 (b)	USD	34	$36,635
Service Corp. International, 4.50%, 11/15/20		55	55,687
ServiceMaster Co. LLC, 5.13%, 11/15/24 (b)		64	65,760
Sotheby’s, 5.25%, 10/01/22 (b)		75	76,875

			234,957
Diversified Financial Services — 2.8%
Alpha 3 BV/Alpha U.S. Bidco, Inc., 6.25%, 2/01/25 (b)		200	203,500
Alpine Finance Merger Sub LLC, 6.88%, 8/01/25 (b)		64	67,520
Altice Financing SA:
6.63%, 2/15/23 (b)		400	424,000
7.50%, 5/15/26 (b)		434	477,400
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (b)		413	436,747
Amigo Luxembourg SA, 7.63%, 1/15/24	GBP	200	279,063
Arrow Global Finance PLC:
5.13%, 9/15/24		100	138,690
(3 mo. EURIBOR + 2.88%), 2.88%, 4/01/25 (a)	EUR	100	118,343
Cabot Financial Luxembourg SA:
6.50%, 4/01/21	GBP	100	138,307
7.50%, 10/01/23		149	217,130
Capital Stage Finance BV, (5 yr. Euro Swap + 1.10%), 5.25% (g)(j)(k)	EUR	100	123,508
CK Hutchison International 16 Ltd., 2.75%, 10/03/26 (b)	USD	500	481,372
CNH Industrial Finance Europe SA:
1.38%, 5/23/22	EUR	146	175,960
1.75%, 9/12/25		125	147,155
Eagle Holding Co. II LLC, 7.63% (7.63% Cash or 8.38% PIK), 5/15/22 (b)(i)	USD	74	76,775
eircom Finance DAC, 4.50%, 5/31/22	EUR	100	122,917
Exela Intermediate LLC/Exela Finance, Inc., 10.00%, 7/15/23 (b)	USD	44	43,230
FBM Finance, Inc., 8.25%, 8/15/21 (b)		40	42,800
Garfunkelux Holdco 3 SA, (3 mo. EURIBOR + 3.50%), 3.50%, 9/01/23 (a)	EUR	160	189,103
GrupoSura Finance SA, 5.70%, 5/18/21	USD	371	404,390
HPHT Finance 17 Ltd., 2.75%, 9/11/22		200	198,169
Iceland Bondco PLC, 4.63%, 3/15/25	GBP	195	255,428
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)	USD	200	206,250
Jerrold Finco PLC:
6.25%, 9/15/21	GBP	200	280,274
6.13%, 1/15/24		200	276,054
Ladbrokes Group Finance PLC, 5.13%, 9/08/23		200	273,370
LHC3 PLC, 4.13% (4.13% Cash or 4.88% PIK), 8/15/24 (i)	EUR	252	302,555
Lukoil International Finance BV, 4.56%, 4/24/23	USD	700	727,237
Mercury Bondco PLC, 8.25% (8.25% Cash or 9.00% PIK), 5/30/21 (i)	EUR	609	756,622
Mirvac Group Finance Ltd., 3.63%, 3/18/27	USD	235	231,337
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		430	430,000
Nielsen Co. Luxembourg S.à r.l., 5.00%, 2/01/25 (b)		120	124,950
Ooredoo International Finance Ltd., 3.75%, 6/22/26		600	599,220
Prime Bloom Holdings Ltd., 6.95%, 7/05/22		355	335,475
Radiant Access Ltd., 4.60% (k)		205	201,445
Santos Finance Ltd., 4.13%, 9/14/27		400	395,770
SUAM Finance BV, 4.88%, 4/17/24		400	427,500
Titan Global Finance PLC, 3.50%, 6/17/21	EUR	100	126,463

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	17

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Diversified Financial Services (continued)
Total Capital International SA, 1.38%, 10/04/29	EUR	400	$475,254
Veritas U.S., Inc./Veritas Bermuda Ltd.:
7.50%, 2/01/23		100	125,813
7.50%, 2/01/23 (b)	USD	200	213,000
10.50%, 2/01/24 (b)		200	214,250
Virgin Media Finance PLC:
4.50%, 1/15/25	EUR	131	161,795
5.75%, 1/15/25 (b)	USD	200	207,250
Virgin Media Secured Finance PLC:
5.13%, 1/15/25	GBP	100	140,700
5.50%, 8/15/26 (b)	USD	200	210,750
6.25%, 3/28/29	GBP	400	579,549
Viridian Group Finance Co. PLC/Viridian Power & Energy Ltd., 4.00%, 9/15/25	EUR	202	239,308
Viridian Group FinanceCo PLC, 4.75%, 9/15/24	GBP	182	242,626

			13,266,324
Diversified Telecommunication Services — 2.4%
Altice Finco SA, 8.13%, 1/15/24 (b)	USD	400	432,000
AT&T Inc.:
2.35%, 9/04/29	EUR	250	299,580
4.90%, 8/14/37	USD	1,500	1,515,969
CenturyLink, Inc.:
Series P, 7.60%, 9/15/39		3	2,655
Series S, 6.45%, 6/15/21		155	161,282
Series U, 7.65%, 3/15/42		52	45,370
Series W, 6.75%, 12/01/23		170	171,970
Cincinnati Bell, Inc., 7.00%, 7/15/24 (b)		380	372,400
Frontier Communications Corp.:
8.13%, 10/01/18		73	73,730
7.13%, 3/15/19		5	4,950
6.25%, 9/15/21		32	26,310
7.63%, 4/15/24		195	148,200
6.88%, 1/15/25		184	137,540
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		72	69,300
5.50%, 8/01/23		10	8,475
9.75%, 7/15/25 (b)		102	103,020
Level 3 Financing, Inc.:
5.38%, 8/15/22		332	341,897
5.13%, 5/01/23		37	37,624
5.38%, 1/15/24		158	161,753
5.38%, 5/01/25		19	19,534
5.25%, 3/15/26		189	193,666
OTE PLC, 3.50%, 7/09/20	EUR	200	248,611
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	38	43,747
6.00%, 9/30/34		325	359,531
7.20%, 7/18/36		7	8,645
7.72%, 6/04/38		3	3,848
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	200	358,114
Telecom Italia SpA:
1.13%, 3/26/22 (g)		300	355,277
5.88%, 5/19/23	GBP	200	312,359
3.63%, 1/19/24	EUR	100	132,798
Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24		100	128,383
Telenet Finance VI Luxembourg SCA, 4.88%, 7/15/27		100	130,023
Telesat Canada/Telesat LLC, 8.88%, 11/15/24 (b)	USD	111	125,014
Verizon Communications, Inc., 5.50%, 3/16/47		2,000	2,220,322

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (continued)
Wind Acquisition Finance SA:
4.75%, 7/15/20 (b)	USD	200	$202,188
7.00%, 4/23/21	EUR	100	122,917
7.38%, 4/23/21 (b)	USD	900	936,000
Xplornet Communications, Inc., 9.63% (9.63% Cash or 10.63% PIK), 6/01/22 (b)(i)		25	26,625
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23		364	384,475
6.38%, 5/15/25		24	25,863
5.75%, 1/15/27 (b)		191	202,460
Ziggo Bond Finance BV, 5.88%, 1/15/25 (b)		200	208,500
Ziggo Secured Finance BV, 4.25%, 1/15/27	EUR	300	374,079

			11,237,004
Electric Utilities — 0.5%
Comision Federal de Electricidad, 4.88%, 1/15/24	USD	380	407,550
ContourGlobal Power Holdings SA, 5.13%, 6/15/21	EUR	200	247,550
Drax Finco PLC, 4.25%, 5/01/22	GBP	100	139,025
Israel Electric Corp. Ltd., 5.00%, 11/12/24 (b)	USD	400	433,400
Kyushu Electric Power Co., Inc., 0.00%, 3/31/22 (g)(h)	JPY	20,000	183,737
Perusahaan Listrik Negara PT, 5.50%, 11/22/21	USD	270	297,135
Tohoku Electric Power Co., Inc., 0.00%, 12/03/20 (g)(h)	JPY	50,000	444,346

			2,152,743
Electrical Equipment — 0.1%
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26 (b)	USD	200	219,000
Senvion Holding GmbH, 3.88%, 10/25/22	EUR	172	206,172
Vertiv Group Corp., 9.25%, 10/15/24 (b)	USD	192	216,000

			641,172
Electronic Equipment, Instruments & Components — 0.3%
Belden, Inc., 5.50%, 4/15/23	EUR	4	4,964
CDW LLC/CDW Finance Corp.:
5.00%, 9/01/23	USD	228	238,618
5.50%, 12/01/24		80	89,101
5.00%, 9/01/25		30	31,500
Hosiden Corp., 0.00%, 9/20/24 (g)(h)	JPY	30,000	290,269
TPK Holding Co. Ltd., 0.00%, 4/08/20 (g)(h)	USD	750	768,750
TTM Technologies, Inc., 5.63%, 10/01/25 (b)		37	37,439

			1,460,641
Energy Equipment & Services — 0.5%
Anton Oilfield Services Group, 7.50%, 11/06/18		400	380,000
CD&R Waterworks Merger Sub LLC, 6.13%, 8/15/25 (b)		129	132,386
Cosl Singapore Capital Ltd., 4.50%, 7/30/25		500	525,960
Diamond Offshore Drilling, Inc., 7.88%, 8/15/25		24	25,380
Ensco PLC:
4.50%, 10/01/24		57	47,310
5.20%, 3/15/25		15	12,600
Hilong Holding Ltd., 7.25%, 6/22/20		261	259,407
Noble Holding International Ltd.:
4.63%, 3/01/21		12	11,040
7.75%, 1/15/24		93	82,537
Parker Drilling Co., 7.50%, 8/01/20		33	29,287
Pioneer Energy Services Corp., 6.13%, 3/15/22		85	71,825

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Energy Equipment & Services (continued)
Precision Drilling Corp.:
6.63%, 11/15/20	USD	12	$12,003
6.50%, 12/15/21		20	20,250
7.75%, 12/15/23		25	25,500
5.25%, 11/15/24		28	25,760
Rowan Cos., Inc.:
4.88%, 6/01/22		25	23,437
4.75%, 1/15/24		19	16,530
7.38%, 6/15/25		159	155,423
SESI LLC:
7.13%, 12/15/21		20	20,400
7.75%, 9/15/24 (b)		54	55,890
Transocean, Inc.:
6.00%, 3/15/18		51	51,765
5.80%, 10/15/22		59	57,967
9.00%, 7/15/23 (b)		183	197,183
6.80%, 3/15/38		39	31,785
Weatherford International LLC, 6.80%, 6/15/37		40	34,600
Weatherford International Ltd.:
7.75%, 6/15/21		119	123,760
8.25%, 6/15/23		70	72,100
9.88%, 2/15/24 (b)		21	23,100
6.50%, 8/01/36		18	15,435
7.00%, 3/15/38		7	6,230
5.95%, 4/15/42		79	64,780

			2,611,630
Equity Real Estate Investment Trusts (REITs) — 0.8%
CyrusOne LP/CyrusOne Finance Corp., 5.00%, 3/15/24 (b)		108	113,670
Equinix, Inc.:
2.88%, 10/01/25	EUR	168	199,408
5.88%, 1/15/26	USD	109	119,764
ESH Hospitality, Inc., 5.25%, 5/01/25 (b)		80	82,700
GEO Group, Inc., 5.88%, 10/15/24		265	276,263
GLP Capital LP/GLP Financing II, Inc.:
5.38%, 11/01/23		12	13,140
5.38%, 4/15/26		21	22,916
Iron Mountain, Inc.:
4.38%, 6/01/21 (b)		245	253,401
6.00%, 8/15/23		660	698,775
iStar, Inc.:
4.63%, 9/15/20		30	30,675
6.00%, 4/01/22		52	53,820
5.25%, 9/15/22		31	31,465
Merlin Properties Socimi SA, 2.38%, 9/18/29	EUR	200	235,452
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 5/01/24	USD	343	371,668
4.50%, 9/01/26		114	115,710
4.50%, 1/15/28 (b)		83	83,730
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/21		200	204,500
SBA Communications Corp.:
4.00%, 10/01/22 (b)		93	93,465
4.88%, 9/01/24		82	84,357
Trust F/1401, 5.25%, 1/30/26		700	747,250
Uniti Group, Inc./CSL Capital LLC, 8.25%, 10/15/23		123	108,855

			3,940,984
Food & Staples Retailing — 0.2%
Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 6/15/24		44	41,085

Corporate Bonds		Par (000)	Value
Food & Staples Retailing (continued)
5.75%, 3/15/25	USD	20	$17,600
Casino Guichard Perrachon SA:
5.98%, 5/26/21	EUR	100	138,743
4.56%, 1/25/23		200	266,357
4.50%, 3/07/24		100	132,038
Cencosud SA, 6.63%, 2/12/45	USD	228	248,579
Rite Aid Corp.:
6.75%, 6/15/21		2	2,069
6.13%, 4/01/23 (b)		76	73,815

			920,286
Food Products — 0.5%
B&G Foods, Inc., 5.25%, 4/01/25		97	99,425
BRF GmbH, 4.35%, 9/29/26 (b)		300	294,750
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25 (b)		85	92,650
CP Foods Holdings Ltd., 0.50%, 9/22/21 (g)		400	416,100
Gruma SAB de CV, 4.88%, 12/01/24		500	543,125
JBS USA LUX SA/JBS USA Finance, Inc.:
5.88%, 7/15/24 (b)		30	30,075
5.75%, 6/15/25 (b)		186	185,303
Lamb Weston Holdings, Inc., 4.63%, 11/01/24 (b)		4	4,170
Pilgrim’s Pride Corp.:
5.75%, 3/15/25 (b)		43	44,397
5.88%, 9/30/27 (b)		44	44,935
Post Holdings, Inc.:
5.50%, 3/01/25 (b)		42	43,575
5.00%, 8/15/26 (b)		161	160,597
5.75%, 3/01/27 (b)		34	35,020
TreeHouse Foods, Inc., 6.00%, 2/15/24 (b)		138	147,487

			2,141,609
Health Care Equipment & Supplies — 0.2%
Alere, Inc., 6.38%, 7/01/23 (b)		232	249,980
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (b)		307	293,953
Hologic, Inc., 5.25%, 7/15/22 (b)		157	164,850

			708,783
Health Care Providers & Services — 1.5%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		106	109,752
5.63%, 2/15/23		39	40,950
6.50%, 3/01/24		35	37,581
Aetna, Inc., 3.88%, 8/15/47		420	424,538
Centene Corp.:
5.63%, 2/15/21		352	366,150
4.75%, 5/15/22		97	101,244
6.13%, 2/15/24		33	35,681
4.75%, 1/15/25		20	20,750
CHS/Community Health Systems, Inc.:
8.00%, 11/15/19		87	84,716
7.13%, 7/15/20		119	107,397
5.13%, 8/01/21		50	49,375
6.25%, 3/31/23		225	221,063
DaVita, Inc., 5.13%, 7/15/24		76	76,190
Envision Healthcare Corp.:
5.13%, 7/01/22 (b)		40	41,500
5.63%, 7/15/22		390	406,575
HCA, Inc.:
5.00%, 3/15/24		674	717,810
5.38%, 2/01/25		55	57,956
5.88%, 2/15/26		140	150,325

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	19

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
5.25%, 6/15/26	USD	1,219	$1,313,473
4.50%, 2/15/27		520	531,700
5.50%, 6/15/47		216	223,830
Series 1, 5.88%, 5/01/23		350	380,625
HealthSouth Corp., 5.75%, 11/01/24		142	145,727
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		64	64,248
MEDNAX, Inc., 5.25%, 12/01/23 (b)		49	51,327
Molina Healthcare, Inc., 4.88%, 6/15/25 (b)		30	29,550
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (b)		234	251,550
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (b)		99	104,074
Surgery Center Holdings, Inc.:
8.88%, 4/15/21 (b)		83	87,150
6.75%, 7/01/25 (b)		86	80,840
Synlab Bondco PLC, 6.25%, 7/01/22	EUR	100	125,905
Team Health Holdings, Inc., 6.38%, 2/01/25 (b)	USD	141	133,597
Tenet Healthcare Corp.:
4.75%, 6/01/20		10	10,327
7.50%, 1/01/22 (b)		38	40,233
8.13%, 4/01/22		46	46,805
6.75%, 6/15/23		192	184,320
4.63%, 7/15/24 (b)		158	156,572
THC Escrow Corp. III:
5.13%, 5/01/25 (b)		62	61,147
7.00%, 8/01/25 (b)		123	115,620
Unilabs Subholding AB, 5.75%, 5/15/25	EUR	100	121,260
Vizient, Inc., 10.38%, 3/01/24 (b)	USD	20	22,975
WellCare Health Plans, Inc., 5.25%, 4/01/25		24	25,260

			7,357,668
Hotels, Restaurants & Leisure — 1.7%
1011778 BC ULC/New Red Finance, Inc.:
4.25%, 5/15/24 (b)		76	76,266
5.00%, 10/15/25 (b)		250	253,100
5.00%, 10/15/25 (b)		112	113,389
Aramark Services, Inc., 5.00%, 4/01/25 (b)		35	37,231
Burger King France SAS:
(3 mo. EURIBOR + 5.25%), 5.25%, 5/01/23 (a)	EUR	100	121,735
6.00%, 5/01/24		211	268,657
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20	USD	786	803,685
Cirsa Funding Luxembourg SA:
5.75%, 5/15/21	EUR	100	124,690
5.88%, 5/15/23		100	124,217
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21		200	247,509
CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25%, 10/15/25 (b)	USD	138	138,000
Eldorado Resorts, Inc., 6.00%, 4/01/25		33	34,650
Hilton Domestic Operating Co., Inc., 4.25%, 9/01/24		59	60,180
HIS Co. Ltd., 0.00%, 8/30/19 (g)(h)	JPY	70,000	643,235
International Game Technology PLC, 4.75%, 2/15/23	EUR	100	131,757
Jacobs Entertainment, Inc., 7.88%, 2/01/24 (b)	USD	35	37,713
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
5.00%, 6/01/24 (b)		36	37,935
4.75%, 6/01/27 (b)		40	41,200

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
MGM Resorts International:
5.25%, 3/31/20	USD	160	$169,400
6.75%, 10/01/20		647	713,317
6.63%, 12/15/21		503	565,875
7.75%, 3/15/22		34	39,695
6.00%, 3/15/23		40	44,100
4.63%, 9/01/26		14	14,175
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		67	67,101
NH Hotel Group SA, 3.75%, 10/01/23	EUR	128	160,052
Punch Taverns Finance B Ltd., 7.37%, 9/30/21	GBP	162	247,516
Resorttrust, Inc., 0.00%, 12/01/21 (g)(h)	JPY	20,000	178,849
Scientific Games International, Inc.:
7.00%, 1/01/22 (b)	USD	997	1,058,066
10.00%, 12/01/22		310	343,325
Six Flags Entertainment Corp.:
4.88%, 7/31/24 (b)		212	215,710
5.50%, 4/15/27 (b)		56	57,400
Snai SpA, 6.38%, 11/07/21	EUR	100	126,624
Station Casinos LLC:
7.50%, 3/01/21	USD	171	177,413
5.00%, 10/01/25 (b)		117	117,281
Stonegate Pub Co. Financing PLC, (3 mo. LIBOR GBP + 4.38%), 4.70%, 3/15/22 (a)	GBP	150	201,593
TVL Finance PLC, (3 mo. LIBOR GBP + 4.88%), 5.15%, 5/15/23 (a)		135	181,889
Unique Pub Finance Co. PLC, 6.46%, 3/30/32		200	261,792
Viking Cruises Ltd., 5.88%, 9/15/27 (b)	USD	80	80,276

			8,316,598
Household Durables — 0.3%
Brookfield Residential Properties, Inc., 6.38%, 5/15/25 (b)		18	18,945
CalAtlantic Group, Inc.:
6.25%, 12/15/21		360	396,450
5.38%, 10/01/22		8	8,711
5.25%, 6/01/26		67	69,345
Century Communities, Inc., 6.88%, 5/15/22		150	158,400
K Hovnanian Enterprises, Inc.:
10.00%, 7/15/22 (b)		14	14,490
10.50%, 7/15/24 (b)		27	28,283
Lennar Corp.:
4.13%, 1/15/22		41	42,333
4.75%, 11/15/22		12	12,690
4.88%, 12/15/23		85	89,887
Mattamy Group Corp.:
6.88%, 12/15/23 (b)		36	37,597
6.50%, 10/01/25 (b)		46	47,150
Meritage Homes Corp., 5.13%, 6/06/27		27	27,067
PulteGroup, Inc., 6.38%, 5/15/33		110	119,350
Tempur Sealy International, Inc., 5.50%, 6/15/26		82	84,050
TRI Pointe Group, Inc.:
4.88%, 7/01/21		64	66,880
5.88%, 6/15/24		46	49,220
5.25%, 6/01/27		34	34,553
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 8/15/25 (b)		32	30,960
William Lyon Homes, Inc., 5.88%, 1/31/25		29	29,725

			1,366,086
Household Products — 0.1%
Diamond BC BV, 5.63%, 8/15/25	EUR	110	131,958

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Household Products (continued)
Spectrum Brands, Inc.:
5.75%, 7/15/25	USD	149	$158,685
4.00%, 10/01/26	EUR	100	122,274

			412,917
Independent Power and Renewable Electricity Producers — 0.5%
AES Corp.:
8.00%, 6/01/20	USD	8	9,180
5.50%, 3/15/24		8	8,330
6.00%, 5/15/26		94	101,167
Calpine Corp.:
5.38%, 1/15/23		40	38,956
5.88%, 1/15/24 (b)		63	65,129
5.75%, 1/15/25		50	47,187
5.25%, 6/01/26 (b)		52	51,740
China Yangtze Power International BVI 1 Ltd., 0.00%, 11/09/21 (g)(h)		1,300	1,363,700
Dynegy, Inc.:
7.38%, 11/01/22		283	294,674
5.88%, 6/01/23		10	9,950
8.13%, 1/30/26 (b)		45	46,350
NextEra Energy Operating Partners LP, 4.25%, 9/15/24 (b)		46	46,977
NRG Energy, Inc.:
6.25%, 5/01/24		24	24,960
6.63%, 1/15/27		256	268,160
NRG Yield Operating LLC, 5.38%, 8/15/24		70	73,500
Pattern Energy Group, Inc., 5.88%, 2/01/24 (b)		59	62,245
Talen Energy Supply LLC, 6.50%, 6/01/25		24	18,300
TerraForm Power Operating LLC, 6.38%, 2/01/23 (b)(e)		51	53,040

			2,583,545
Industrial Conglomerates — 0.1%
KOC Holding AS, 5.25%, 3/15/23		600	636,000
Insurance — 1.0%
Alliant Holdings Intermediate LLC, 8.25%, 8/01/23 (b)		488	515,958
Assicurazioni Generali SpA:
(3 mo. EURIBOR + 7.11%), 7.75%, 12/12/42 (j)	EUR	300	443,421
(3 mo. EURIBOR + 5.35%), 5.50%, 10/27/47 (j)		450	616,049
AssuredPartners, Inc., 7.00%, 8/15/25 (b)	USD	13	13,309
BNP Paribas Cardif SA, (3 mo. EURIBOR + 3.93%), 4.03% (j)(k)	EUR	200	256,419
China Reinsurance Finance Corp. Ltd., 3.38%, 3/09/22	USD	205	203,995
Cnp Assurances, (5 yr. Euro Swap + 4.10%), 4.00% (j)(k)	EUR	200	255,289
Credit Agricole Assurances SA, (5 yr. Euro Swap + 4.35%), 4.50% (j)(k)		300	390,775
Groupama SA, 6.00%, 1/23/27		200	291,637
HUB International Ltd., 7.88%, 10/01/21 (b)	USD	255	265,519
KIRS Midco 3 PLC:
8.38%, 7/15/23	GBP	200	277,380
8.63%, 7/15/23 (b)	USD	200	210,500
Old Mutual PLC, 8.00%, 6/03/21	GBP	100	153,773
Pension Insurance Corp. PLC, 6.50%, 7/03/24		200	291,621
Radian Group, Inc., 4.50%, 10/01/24	USD	51	52,020
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (b)		605	688,762
USIS Merger Sub, Inc., 6.88%, 5/01/25 (b)		16	16,300

			4,942,727
Internet & Direct Marketing Retail — 0.3%
Amazon.com, Inc., 3.15%, 8/22/27 (b)		565	569,035

Corporate Bonds		Par (000)	Value
Internet & Direct Marketing Retail (continued)
Netflix, Inc.:
5.38%, 2/01/21	USD	370	$396,825
5.50%, 2/15/22		14	15,260
4.38%, 11/15/26 (b)		202	202,695
3.63%, 5/15/27	EUR	100	119,974

			1,303,789
Internet Software & Services — 0.6%
Alibaba Group Holding Ltd., 3.60%, 11/28/24	USD	500	518,163
Baidu, Inc., 4.13%, 6/30/25		600	631,166
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 S.à r.l./Greeneden U.S. Holdings II LLC, 10.00%, 11/30/24 (b)		55	62,150
GTT Communications, Inc., 7.88%, 12/31/24 (b)		62	65,875
Myriad International Holdings BV, 5.50%, 7/21/25		700	762,832
Tencent Holdings Ltd., 3.80%, 2/11/25		600	628,231
United Group BV:
4.38%, 7/01/22	EUR	125	151,432
(3 mo. EURIBOR + 4.38%), 4.38%, 7/01/23 (a)		132	157,598

			2,977,447
IT Services — 0.4%
Alliance Data Systems Corp., 5.88%, 11/01/21 (b)	USD	245	254,800
APX Group, Inc.:
6.38%, 12/01/19		24	24,540
8.75%, 12/01/20		63	64,969
7.88%, 12/01/22		79	85,913
7.63%, 9/01/23 (b)		10	10,513
Booz Allen Hamilton, Inc., 5.13%, 5/01/25 (b)		115	116,150
First Data Corp.:
7.00%, 12/01/23 (b)		328	350,238
5.75%, 1/15/24 (b)		654	684,247
Gartner, Inc., 5.13%, 4/01/25 (b)		49	51,695
Sabre GLBL, Inc., 5.25%, 11/15/23 (b)		114	117,135

			1,760,200
Leisure Products — 0.2%
Universal Entertainment Corp., 8.50% (6.00% Cash and 2.50% PIK), 8/24/20 (b)(i)		967	986,566
Life Sciences Tools & Services — 0.4%
Avantor, Inc.:
4.75%, 10/01/24	EUR	257	309,156
6.00%, 10/01/24 (b)	USD	351	359,775
9.00%, 10/01/25 (b)		96	98,220
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24 (b)		100	111,000
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (b)		349	365,141
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 5/15/22 (b)		279	273,420
Quintiles IMS, Inc., 3.25%, 3/15/25 (b)	EUR	100	120,102
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (b)	USD	47	48,880
Thermo Fisher Scientific, Inc., 1.38%, 9/12/28	EUR	250	283,452

			1,969,146
Machinery — 0.5%
Allison Transmission, Inc., 5.00%, 10/01/24 (b)	USD	9	9,341
Colfax Corp., 3.25%, 5/15/25	EUR	178	217,595
EnPro Industries, Inc., 5.88%, 9/15/22 (b)	USD	31	32,356

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	21

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Machinery (continued)
Gates Global LLC/Gates Global Co.:
5.75%, 7/15/22	EUR	200	$241,106
6.00%, 7/15/22 (b)	USD	400	411,000
Grinding Media, Inc./MC Grinding Media Canada, Inc., 7.38%, 12/15/23 (b)		155	168,175
Haitian International Holdings Ltd., 2.00%, 2/13/19 (g)		500	553,750
Mercer International, Inc.:
7.75%, 12/01/22		40	42,450
6.50%, 2/01/24		42	43,680
Navistar International Corp., 8.25%, 11/01/21		81	81,304
SPX FLOW, Inc.:
5.63%, 8/15/24 (b)		98	102,655
5.88%, 8/15/26 (b)		53	55,915
Terex Corp., 5.63%, 2/01/25 (b)		216	227,610
Wabash National Corp., 5.50%, 10/01/25 (b)		57	58,069

			2,245,006
Marine — 0.0%
CMA CGM SA, 6.50%, 7/15/22	EUR	154	190,901
Media — 3.7%
Altice Luxembourg SA:
7.25%, 5/15/22		100	125,635
7.75%, 5/15/22 (b)	USD	200	212,250
6.25%, 2/15/25	EUR	226	289,812
AMC Entertainment Holdings, Inc., 6.38%, 11/15/24	GBP	200	271,216
AMC Networks, Inc.:
5.00%, 4/01/24	USD	55	56,787
4.75%, 8/01/25		77	77,770
Block Communications, Inc., 6.88%, 2/15/25 (b)		30	32,559
Cablevision Systems Corp.:
7.75%, 4/15/18		183	187,804
8.00%, 4/15/20		96	106,440
CBS Radio, Inc., 7.25%, 11/01/24 (b)		25	26,687
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 2/15/23		100	103,250
5.13%, 5/01/27 (b)		1,115	1,130,331
5.00%, 2/01/28 (b)		86	85,703
Cequel Communications Holdings I LLC/Cequel Capital Corp., 7.75%, 7/15/25 (b)		411	454,155
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.20%, 3/15/28 (b)		20	20,238
6.48%, 10/23/45		1,148	1,347,382
5.38%, 5/01/47 (b)		335	348,020
Clear Channel International BV, 8.75%, 12/15/20 (b)		13	13,617
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.50%, 11/15/22		3	3,079
Series B, 7.63%, 3/15/20		21	20,737
Series B, 6.50%, 11/15/22		1,617	1,665,510
Cox Communications, Inc., 4.60%, 8/15/47 (b)		255	252,884
CSC Holdings LLC:
10.13%, 1/15/23 (b)		418	482,267
6.63%, 10/15/25 (b)		486	532,170
10.88%, 10/15/25 (b)		980	1,211,525
Discovery Communications LLC, 3.95%, 3/20/28		1,500	1,489,250
DISH DBS Corp.:
5.88%, 7/15/22		101	107,313
5.00%, 3/15/23		65	66,422
5.88%, 11/15/24		65	68,128
7.75%, 7/01/26		367	421,378
Dish Network Corp., 3.38%, 8/15/26 (g)		103	115,231

Corporate Bonds		Par (000)	Value
Media (continued)
Globo Comunicacao e Participacoes SA, 4.84%, 6/08/25 (e)	USD	200	$205,000
iHeartCommunications, Inc.:
9.00%, 12/15/19		425	320,875
9.00%, 3/01/21		74	52,540
9.00%, 9/15/22		260	183,300
Lions Gate Entertainment Corp., 5.88%, 11/01/24 (b)		30	31,500
MDC Partners, Inc., 6.50%, 5/01/24 (b)		199	200,493
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 8/15/23 (b)		72	77,580
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 2/15/24		10	10,425
SFR Group SA:
5.38%, 5/15/22	EUR	100	123,390
6.00%, 5/15/22 (b)	USD	1,290	1,348,050
7.38%, 5/01/26 (b)		811	875,880
Sirius XM Radio, Inc., 5.38%, 4/15/25 (b)		135	142,425
Sirius Xm Radio, Inc., 5.00%, 8/01/27 (b)		68	69,360
TEGNA, Inc.:
5.13%, 10/15/19		40	40,600
5.50%, 9/15/24 (b)		17	17,893
Townsquare Media, Inc., 6.50%, 4/01/23 (b)		54	54,810
Tribune Media Co., 5.88%, 7/15/22		74	76,960
Unitymedia GmbH, 3.75%, 1/15/27	EUR	100	119,238
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
4.00%, 1/15/25		232	290,308
5.00%, 1/15/25 (b)	USD	200	210,250
4.63%, 2/15/26	EUR	200	256,495
3.50%, 1/15/27		200	244,193
6.25%, 1/15/29		269	359,658
Univision Communications, Inc., 5.13%, 2/15/25 (b)	USD	124	125,085
UPCB Finance IV Ltd., 4.00%, 1/15/27	EUR	100	124,394
Urban One, Inc., 7.38%, 4/15/22 (b)	USD	110	110,000
Videotron Ltd., 5.13%, 4/15/27 (b)		65	67,581
Virgin Media Receivables Financing Notes I DAC:
5.50%, 9/15/24	GBP	150	205,785
5.50%, 9/15/24		149	204,414
WMG Acquisition Corp., 4.13%, 11/01/24	EUR	100	125,292
Ziggo Bond Co. BV, 7.13%, 5/15/24		100	132,915

			17,732,239
Metals & Mining — 2.3%
Anglo American Capital PLC, 3.50%, 3/28/22		200	263,074
ArcelorMittal:
3.13%, 1/14/22		100	128,521
7.25%, 3/01/41	USD	72	85,230
Big River Steel LLC/BRS Finance Corp., 7.25%, 9/01/25 (b)		46	48,806
Constellium NV:
7.88%, 4/01/21 (b)		250	265,000
7.00%, 1/15/23	EUR	100	125,482
6.63%, 3/01/25 (b)	USD	250	255,937
First Quantum Minerals Ltd.:
7.00%, 2/15/21 (b)		25	25,719
7.25%, 5/15/22 (b)		165	168,919
FMG Resources August 2006 Pty. Ltd., 9.75%, 3/01/22 (b)		265	297,993
Freeport-McMoRan, Inc.:
2.38%, 3/15/18		608	608,000
3.10%, 3/15/20		1,134	1,136,268
4.00%, 11/14/21		91	91,455
3.88%, 3/15/23		318	313,230
5.45%, 3/15/43		624	583,050

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
Fresnillo PLC, 5.50%, 11/13/23	USD	600	$662,400
Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (b)		121	135,520
Kinross Gold Corp.:
4.50%, 7/15/27 (b)		32	32,280
6.88%, 9/01/41		20	22,200
Novelis Corp.:
6.25%, 8/15/24 (b)		334	348,262
5.88%, 9/30/26 (b)		708	718,620
Novolipetsk Steel via Steel Funding DAC, 4.50%, 6/15/23		389	400,954
Nyrstar Netherlands Holdings BV, 6.88%, 3/15/24	EUR	231	286,723
Ovako AB, 5.00%, 10/05/22		100	120,600
Severstal OAO Via Steel Capital SA, 5.90%, 10/17/22	USD	500	555,981
Steel Dynamics, Inc.:
5.13%, 10/01/21		850	874,437
5.50%, 10/01/24		80	85,600
4.13%, 9/15/25 (b)		51	51,414
5.00%, 12/15/26		10	10,675
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 6/15/25 (b)		60	61,950
Teck Resources Ltd.:
4.50%, 1/15/21		19	19,926
3.75%, 2/01/23		120	121,524
8.50%, 6/01/24 (b)		347	398,183
6.00%, 8/15/40		113	122,605
5.20%, 3/01/42		167	166,165
5.40%, 2/01/43		113	113,034
thyssenkrupp AG, 1.38%, 3/03/22	EUR	175	209,562
United States Steel Corp., 8.38%, 7/01/21 (b)	USD	291	321,555
Vale Overseas Ltd., 6.25%, 8/10/26		600	680,820
Voyage Bonds Ltd., 3.38%, 9/28/22		250	249,451

			11,167,125
Multiline Retail — 0.4%
B&M European Value Retail SA, 4.13%, 2/01/22	GBP	100	138,995
Dollar Tree, Inc., 5.75%, 3/01/23	USD	376	396,680
Golden Eagle Retail Group Ltd., 4.63%, 5/21/23		500	478,750
JC Penney Corp., Inc.:
8.13%, 10/01/19		12	12,810
6.38%, 10/15/36		19	13,443
7.40%, 4/01/37		5	3,750
SACI Falabella, 4.38%, 1/27/25		600	629,266

			1,673,694
Oil, Gas & Consumable Fuels — 4.5%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.88%, 12/15/24 (b)		41	44,280
Antero Resources Corp.:
5.13%, 12/01/22		28	28,630
5.63%, 6/01/23		65	67,763
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 4/01/22 (b)		79	84,727
Bukit Makmur Mandiri Utama PT, 7.75%, 2/13/22		475	507,543
California Resources Corp., 8.00%, 12/15/22 (b)		41	26,650
Callon Petroleum Co., 6.13%, 10/01/24		79	81,765
Carrizo Oil & Gas, Inc.:
6.25%, 4/15/23		52	52,780
8.25%, 7/15/25		34	36,933
Cheniere Corpus Christi Holdings LLC:
7.00%, 6/30/24		371	422,940

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
5.88%, 3/31/25	USD	4	$4,305
5.13%, 6/30/27 (b)		574	591,220
Cheniere Energy Partners LP, 5.25%, 10/01/25 (b)		100	102,250
Chesapeake Energy Corp.:
6.88%, 11/15/20		68	70,040
8.00%, 12/15/22 (b)		232	249,980
8.00%, 1/15/25 (b)		38	38,380
8.00%, 1/15/25 (b)		3	3,030
8.00%, 6/15/27 (b)		236	233,640
Concho Resources, Inc., 4.88%, 10/01/47		130	135,661
CONSOL Energy, Inc., 5.88%, 4/15/22		1,230	1,242,300
Continental Resources, Inc.:
3.80%, 6/01/24		81	78,165
4.90%, 6/01/44		53	48,097
Corral Petroleum Holdings AB, 11.75% (11.75% Cash or 11.75% PIK), 5/15/21 (i)	EUR	200	264,623
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 5/15/25 (b)	USD	83	86,009
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 4/01/23		45	46,406
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (b)		230	236,900
DCP Midstream Operating LP, 6.75%, 9/15/37 (b)		140	149,450
DEA Finance SA, 7.50%, 10/15/22	EUR	107	139,702
Denbury Resources, Inc.:
5.50%, 5/01/22	USD	67	38,274
4.63%, 7/15/23		72	38,160
Diamondback Energy, Inc., 5.38%, 5/31/25		70	72,975
Eclipse Resources Corp., 8.88%, 7/15/23		20	20,350
Empresa Nacional del Petroleo, 3.75%, 8/05/26		600	599,784
Energy Resources LLC, 0.00%, 9/30/22 (c)		112	112,144
Energy Transfer Equity LP:
7.50%, 10/15/20		16	18,020
5.88%, 1/15/24		254	272,733
5.50%, 6/01/27		40	42,100
Energy Transfer Partners LP, 5.15%, 2/01/43		1,250	1,219,251
Ensco Jersey Finance Ltd., 3.00%, 1/31/24 (b)(g)		86	73,100
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 5/01/20		74	61,605
8.00%, 11/29/24 (b)		80	80,800
Extraction Oil & Gas, Inc., 7.38%, 5/15/24 (b)		108	112,320
Extraction Oil & Gas, Inc./Extraction Finance Corp., 7.88%, 7/15/21 (b)		110	116,050
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		40	40,150
6.50%, 10/01/25		39	38,561
Great Western Petroleum LLC/Great Western Finance Corp., 9.00%, 9/30/21 (b)		127	127,794
Gulfport Energy Corp.:
6.63%, 5/01/23		96	97,200
6.00%, 10/15/24		10	10,075
Halcon Resources Corp., 6.75%, 2/15/25 (b)		293	303,255
Kinder Morgan, Inc.:
3.15%, 1/15/23		1,000	1,005,394
5.55%, 6/01/45		1,000	1,077,419
Matador Resources Co., 6.88%, 4/15/23		173	183,164
Medco Straits Services Pte Ltd., 8.50%, 8/17/22		700	734,011
MEG Energy Corp.:
7.00%, 3/31/24 (b)		13	11,147
6.50%, 1/15/25 (b)		28	27,335

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	23

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp.:
4.70%, 12/01/22	USD	33	$33,000
6.13%, 12/01/42		19	18,240
Newfield Exploration Co., 5.63%, 7/01/24		77	82,583
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.88%, 10/15/21		71	71,000
7.50%, 11/01/23		85	84,575
NGPL PipeCo LLC:
4.38%, 8/15/22 (b)		50	51,875
4.88%, 8/15/27 (b)		20	20,957
7.77%, 12/15/37 (b)		127	158,115
Oasis Petroleum, Inc.:
6.50%, 11/01/21		39	39,780
6.88%, 3/15/22		64	65,120
6.88%, 1/15/23		13	13,195
ONEOK, Inc., 6.00%, 6/15/35		10	11,118
Parsley Energy LLC/Parsley Finance Corp.:
6.25%, 6/01/24 (b)		28	29,470
5.38%, 1/15/25 (b)		146	149,103
5.25%, 8/15/25 (b)		40	40,650
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/25 (b)		55	56,237
Peabody Energy Corp.:
6.00%, 3/31/22 (b)		12	12,390
6.38%, 3/31/25 (b)		27	27,743
Pertamina Persero PT, 4.30%, 5/20/23		600	629,798
PTTEP Treasury Center Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.72%), 4.60% (j)(k)		600	611,040
QEP Resources, Inc., 5.38%, 10/01/22		41	40,283
Raizen Fuels Finance SA, 5.30%, 1/20/27		300	315,636
Range Resources Corp., 5.00%, 3/15/23 (b)		91	90,317
Reliance Industries Ltd., 4.13%, 1/28/25		750	779,646
Resolute Energy Corp., 8.50%, 5/01/20		107	108,873
Rockies Express Pipeline LLC:
6.85%, 7/15/18 (b)		88	90,860
6.00%, 1/15/19 (b)		35	36,225
5.63%, 4/15/20 (b)		70	73,587
6.88%, 4/15/40 (b)		132	146,520
RSP Permian, Inc.:
6.63%, 10/01/22		102	106,973
5.25%, 1/15/25 (b)		53	53,795
Sabine Pass Liquefaction LLC, 4.20%, 3/15/28		1,000	1,008,060
Sanchez Energy Corp., 6.13%, 1/15/23		344	294,120
Seven Generations Energy Ltd.:
8.25%, 5/15/20 (b)		3	3,135
6.88%, 6/30/23 (b)		15	15,900
5.38%, 9/30/25 (b)		80	80,600
Sinopec Capital 2013 Ltd., 3.13%, 4/24/23		900	904,124
SM Energy Co.:
6.50%, 11/15/21		30	30,300
6.50%, 1/01/23		8	8,060
5.00%, 1/15/24		12	11,310
5.63%, 6/01/25		136	129,200
6.75%, 9/15/26		20	20,000
Southwestern Energy Co.:
6.70%, 1/23/25		31	31,465
7.50%, 4/01/26		103	107,120
7.75%, 10/01/27		32	33,200
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.:
5.50%, 9/15/24 (b)		82	84,255

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
5.50%, 1/15/28 (b)	USD	109	$110,771
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.13%, 2/01/25		46	47,380
5.38%, 2/01/27		27	28,114
Tengizchevroil Finance Co. International Ltd., 4.00%, 8/15/26		1,100	1,089,913
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.50%, 10/15/19		44	46,310
6.25%, 10/15/22		229	243,599
Trinidad Drilling Ltd., 6.63%, 2/15/25 (b)		106	99,110
Tullow Oil PLC:
6.00%, 11/01/20 (b)		200	198,500
6.25%, 4/15/22 (b)		400	389,000
Whiting Petroleum Corp., 5.00%, 3/15/19		342	342,103
WildHorse Resource Development Corp., 6.88%, 2/01/25 (b)		34	33,957
Williams Cos., Inc., 5.75%, 6/24/44		245	259,087
WPX Energy, Inc.:
6.00%, 1/15/22		97	100,274
8.25%, 8/01/23		63	70,639
5.25%, 9/15/24		24	24,060

			21,499,710
Paper & Forest Products — 0.2%
Inversiones CMPC SA, 4.75%, 9/15/24		600	629,732
Stora Enso OYJ, 2.50%, 6/07/27	EUR	100	118,235

			747,967
Pharmaceuticals — 0.4%
Catalent Pharma Solutions, Inc., 4.75%, 12/15/24		100	127,339
Endo DAC/Endo Finance LLC/Endo Finco, Inc., 5.88%, 10/15/24 (b)	USD	200	209,500
Endo Finance LLC, 5.75%, 1/15/22 (b)		87	76,343
Endo Finance LLC/Endo Finco, Inc., 5.38%, 1/15/23 (b)		20	16,300
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (b)		121	120,395
5.75%, 8/01/22 (b)		52	50,830
5.63%, 10/15/23 (b)		70	65,363
5.50%, 4/15/25 (b)		46	41,515
Nidda Healthcare Holding AG, 3.50%, 9/30/24	EUR	150	179,234
Valeant Pharmaceuticals International, Inc.:
7.00%, 10/01/20 (b)	USD	174	175,087
6.38%, 10/15/20 (b)		271	271,677
7.50%, 7/15/21 (b)		10	9,975
6.75%, 8/15/21 (b)		17	16,681
5.63%, 12/01/21 (b)		71	66,385
6.50%, 3/15/22 (b)		84	88,830
5.50%, 3/01/23 (b)		7	6,143
5.88%, 5/15/23 (b)		165	145,819
7.00%, 3/15/24 (b)		132	140,922
6.13%, 4/15/25 (b)		96	84,120

			1,892,458
Professional Services — 0.0%
IHS Markit Ltd., 4.75%, 2/15/25 (b)		60	64,200
Real Estate Management & Development — 1.3%
ADLER Real Estate AG, 4.75%, 4/08/20	EUR	134	166,880

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Real Estate Management & Development (continued)
APL Realty Holdings Pte. Ltd., 5.95%, 6/02/24	USD	200	$199,534
Aroundtown Property Holdings PLC, 1.50%, 1/18/21 (g)	EUR	100	141,384
ATF Netherlands BV, 1.88%, 1/19/26		200	235,697
China Aoyuan Property Group Ltd., 5.38%, 9/13/22	USD	260	257,769
China Evergrande Group, 7.50%, 6/28/23		605	600,909
China Overseas Finance Investment Cayman V Ltd., 0.00%, 1/05/23 (g)(h)		600	637,950
CPI Property Group SA, 2.13%, 10/04/24	EUR	175	207,611
DEMIRE Deutsche Mittelstand Real Estate AG, 2.88%, 7/15/22		113	136,051
Emaar Sukuk Ltd., 3.64%, 9/15/26	USD	300	295,500
Fantasia Holdings Group Co. Ltd., 7.95%, 7/05/22		500	500,519
Howard Hughes Corp., 5.38%, 3/15/25 (b)		88	89,760
Jababeka International BV, 6.50%, 10/05/23		400	417,162
Kaisa Group Holdings Ltd., 8.50%, 6/30/22		714	716,690
Logan Property Holdings Co. Ltd., 5.25%, 2/23/23		220	216,147
MAF Global Securities Ltd., 4.75%, 5/07/24		400	424,928
Realogy Group LLC/Realogy Co-Issuer Corp., 4.88%, 6/01/23 (b)		269	276,397
Singha Estate PCL, 2.00%, 7/20/22 (g)		500	512,500
Sun Hung Kai Properties Capital Market Ltd., 4.45% (k)		200	198,720

			6,232,108
Road & Rail — 0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.13%, 6/01/22 (b)		165	167,269
Avis Budget Finance PLC:
4.13%, 11/15/24	EUR	100	119,972
4.50%, 5/15/25		100	119,962
Hertz Corp., 7.63%, 6/01/22 (b)	USD	60	61,875
Hertz Holdings Netherlands BV, 4.13%, 10/15/21	EUR	200	238,217
Park Aerospace Holdings Ltd.:
3.63%, 3/15/21 (b)	USD	74	74,185
5.25%, 8/15/22 (b)		35	36,400
4.50%, 3/15/23 (b)		37	36,949
Transnet SOC Ltd., 4.00%, 7/26/22		400	393,560

			1,248,389
Semiconductors & Semiconductor Equipment — 0.6%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		29	32,770
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 1/15/27 (b)		2,055	2,116,589
Micron Technology, Inc.:
5.25%, 8/01/23 (b)		132	137,676
5.25%, 1/15/24 (b)		11	11,577
5.50%, 2/01/25		3	3,199
Series G, 3.00%, 11/15/43 (g)		87	120,223
Microsemi Corp., 9.13%, 4/15/23 (b)		7	8,006
NXP BV/NXP Funding LLC:
4.13%, 6/01/21 (b)		306	320,153
4.63%, 6/01/23 (b)		200	215,000
ON Semiconductor Corp., 1.00%, 12/01/20 (g)		65	77,553
Versum Materials, Inc., 5.50%, 9/30/24 (b)		42	44,520

			3,087,266
Software — 0.5%
BMC Software Finance, Inc., 8.13%, 7/15/21 (b)		268	274,365

Corporate Bonds		Par (000)	Value
Software (continued)
CDK Global, Inc., 4.88%, 6/01/27 (b)	USD	106	$108,915
Crotona Assets Ltd., 4.00%, 4/14/19 (g)		200	219,650
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 8/01/22 (b)		70	68,425
Infor U.S., Inc., 6.50%, 5/15/22		536	555,762
Informatica LLC, 7.13%, 7/15/23 (b)		128	128,640
Nuance Communications, Inc.:
6.00%, 7/01/24		2	2,166
5.63%, 12/15/26 (b)		105	111,300
PTC, Inc., 6.00%, 5/15/24		46	49,565
Rackspace Hosting, Inc., 8.63%, 11/15/24 (b)		55	58,691
RP Crown Parent LLC, 7.38%, 10/15/24 (b)		110	112,613
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23		230	242,748
Symantec Corp., 5.00%, 4/15/25 (b)		45	47,053
TIBCO Software, Inc., 11.38%, 12/01/21 (b)		233	255,135

			2,235,028
Specialty Retail — 0.1%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		86	89,870
Group 1 Automotive, Inc., 5.25%, 12/15/23 (b)		11	11,137
L Brands, Inc., 6.88%, 11/01/35		108	104,760
Masaria Investments SAU:
(3 mo. EURIBOR + 5.25%), 4.89%, 9/15/24 (a)	EUR	100	118,481
5.00%, 9/15/24		130	155,536
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (b)	USD	92	47,840
Penske Automotive Group, Inc., 3.75%, 8/15/20		55	56,100
PetSmart, Inc., 5.88%, 6/01/25 (b)		35	30,537
Staples, Inc., 8.50%, 9/15/25 (b)		65	63,213

			677,474
Technology Hardware, Storage & Peripherals — 0.2%
Dell International LLC/EMC Corp., 7.13%, 6/15/24 (b)		368	406,576
Ingenico Group SA, 1.63%, 9/13/24	EUR	200	235,956
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (b)	USD	95	92,863
Western Digital Corp.:
7.38%, 4/01/23 (b)		283	310,027
10.50%, 4/01/24		35	41,125

			1,086,547
Textiles, Apparel & Luxury Goods — 0.1%
Levi Strauss & Co., 3.38%, 3/15/27	EUR	100	121,413
SMCP Group SAS, 5.88%, 5/01/23		90	115,678

			237,091
Thrifts & Mortgage Finance — 0.0%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.:
5.25%, 3/15/22 (b)	USD	15	15,300
5.25%, 10/01/25 (b)		56	55,475
MGIC Investment Corp., 5.75%, 8/15/23		55	60,500
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (b)		45	45,337

			176,612

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	25

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Tobacco — 0.2%
BAT Capital Corp.:
2.13%, 8/15/25	GBP	250	$329,189
3.56%, 8/15/27 (b)	USD	545	550,478

			879,667
Trading Companies & Distributors — 0.8%
Aircastle Ltd.:
5.50%, 2/15/22		197	215,223
4.13%, 5/01/24		35	36,225
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23 (b)		128	136,320
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%, 3/15/24 (b)		485	521,981
HD Supply, Inc., 5.75%, 4/15/24 (b)		378	404,460
Herc Rentals, Inc.:
7.50%, 6/01/22 (b)		103	111,369
7.75%, 6/01/24 (b)		174	188,790
Iwatani Corp., 0.00%, 10/22/20 (g)(h)	JPY	80,000	746,501
Loxam SAS:
3.50%, 5/03/23	EUR	200	246,330
4.25%, 4/15/24		111	140,405
6.00%, 4/15/25		100	128,235
Rexel SA:
3.50%, 6/15/23		200	248,356
2.63%, 6/15/24		125	150,014
United Rentals North America, Inc.:
5.75%, 11/15/24	USD	295	313,069
5.50%, 7/15/25		32	34,280
4.63%, 10/15/25		121	122,513

			3,744,071
Transportation Infrastructure — 0.6%
Hapag-Lloyd AG, 5.13%, 7/15/24	EUR	115	140,644
Heathrow Finance PLC, 3.88%, 3/01/27	GBP	111	145,890
Newcastle Coal Infrastructure Group Pty Ltd., 4.40%, 9/29/27	USD	150	149,800
Shanghai Port Group BVI Holding Co. Ltd., 0.00%, 8/09/22 (g)(h)		600	601,500
Silk Bidco AS, 7.50%, 2/01/22	EUR	100	123,342
Swissport Financing S.à r.l.:
6.75%, 12/15/21		407	511,095
9.75%, 12/15/22		250	319,099
Zhejiang Expressway Co. Ltd., 0.00%, 4/21/22 (g)(h)		600	720,128

			2,711,498
Wireless Telecommunication Services — 0.8%
Matterhorn Telecom SA, 3.88%, 5/01/22		250	305,031
SoftBank Group Corp.:
4.00%, 7/30/22		100	128,566
4.75%, 9/19/24	USD	300	298,454
4.75%, 7/30/25	EUR	180	235,717
Sprint Capital Corp.:
6.90%, 5/01/19	USD	280	298,550
6.88%, 11/15/28		222	248,640
8.75%, 3/15/32		596	762,135
Sprint Communications, Inc.:
9.00%, 11/15/18 (b)		238	255,652
7.00%, 3/01/20 (b)		95	103,906
Sprint Corp.:
7.88%, 9/15/23		222	257,520
7.13%, 6/15/24		625	703,125

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (continued)
T-Mobile USA, Inc.:
4.00%, 4/15/22	USD	55	$56,954
6.00%, 3/01/23		175	184,406
5.13%, 4/15/25		90	94,050
5.38%, 4/15/27		33	35,567
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.88%, 5/01/22 (b)		29	30,233

			3,998,506
Total Corporate Bonds — 44.5%			212,341,494

Floating Rate Loan Interests
Aerospace & Defense — 0.3%
DAE Aviation Holdings, Inc., Term Loan, 7/07/22 (l)		70	70,482
Engility Corp. (FKA TASC, Inc.):
Term B1 Loan, (1 mo. LIBOR US + 2.75%), 3.99%, 8/12/20 (m)		27	27,149
Term B2 Loan, (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 8/14/23 (m)		49	49,669
Sequa Mezzanine Holdings LLC, Initial Term Loan (First Lien), (3 mo. LIBOR US + 5.50%, 1.00% Floor), 6.81%, 11/28/21 (m)		195	195,668
TransDigm, Inc.:
Tranche E Term Loan, (1 mo. LIBOR US + 3.00%, 0.75% Floor), 4.24%, 5/14/22 (m)		66	65,689
Tranche F Term Loan, (1 mo. LIBOR US + 3.00%, 0.75% Floor), 4.24%, 6/09/23 (m)		572	573,229
Tranche E Term Loan, (3 mo. LIBOR US + 3.00%, 0.75% Floor), 4.33%, 5/14/22 (m)		33	32,735
Tranche F Term Loan, (3 mo. LIBOR US + 3.00%, 0.75% Floor), 4.33%, 6/09/23 (m)		308	308,682

			1,323,303
Air Freight & Logistics — 0.1%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 1.05%, 3/19/21 (d)(m)		130	125,244
Ceva Intercompany BV, Dutch BV Term Loan, (3 mo. LIBOR US + 5.50%, 1.00% Floor), 6.81%, 3/19/21 (m)		131	126,887
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, (3 mo. LIBOR US + 5.50%, 1.00% Floor), 6.81%, 3/19/21 (m)		26	25,472
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, (3 mo. LIBOR US + 5.50%, 1.00% Floor), 6.81%, 3/19/21 (m)		176	170,295

			447,898
Airlines — 0.0%
American Airlines, Inc., Class B Term Loan, (1 mo. LIBOR US + 2.50%, 0.75% Floor), 3.73%, 12/14/23 (m)		179	179,193

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests		Par (000)	Value
Airlines (continued)
Northwest Airlines, Inc.:
Loan B757-200 (N551), (6 mo. LIBOR US + 1.23%), 2.68%, 9/10/18 (d)(m)	USD	6	$5,584
Loan B757-200 (N554), (6 mo. LIBOR US + 1.23%), 2.68%, 9/10/18 (d)(m)		6	5,584
Loan B757-300 (N550), (6 mo. LIBOR US + 1.23%), 2.68%, 9/10/18 (d)(m)		6	5,552

			195,913
Auto Components — 0.0%
Dayco Products LLC (Mark IV Industries, Inc.), Term Loan, (3 mo. LIBOR US + 5.00%), 6.32%, 5/19/23 (d)(m)		145	144,999
Biotechnology — 0.2%
Grifols Worldwide Operations Ltd., Tranche B Term Loan, (1 week LIBOR US + 2.25%), 3.45%, 1/31/25 (m)		878	879,249
Building Products — 0.3%
Continental Building Products, Inc.:
Replacement Term Loan, (1 mo. LIBOR US + 2.50%, 0.75% Floor), 3.74%, 8/18/23 (m)		72	71,809
Replacement Term Loan, (3 mo. LIBOR US + 2.50%, 0.75% Floor), 3.83%, 8/18/23 (m)		42	41,854
CPG International LLC (FKA CPG International, Inc.), New Term Loan, (3 mo. LIBOR US + 3.75%, 1.00% Floor), 5.08%, 5/05/24 (m)		294	296,173
Jeld-Wen, Inc., Term B-3 Loan, (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.33%, 7/01/22 (m)		313	315,613
Ply Gem Industries, Inc., Term Loan, (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.33%, 2/01/21 (m)		274	276,865
Wilsonart LLC, Tranche D Term Loan, (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.59%, 12/19/23 (m)		211	211,729

			1,214,043
Capital Markets — 0.1%
Capital Automotive LP, Term B-2 Loan, 4.33%, 3/25/24 (m)		133	133,775
FinCo I LLC (AKA Fortress Investment Group), Initial Term Loan, 7/14/22 (l)		185	186,719
Moxie Patriot LLC, Construction B-1 Advances, (3 mo. LIBOR US + 5.75%, 1.00% Floor), 7.08%, 12/19/20 (d)(m)		89	81,974
SAM Finance Luxembourg S.à r.l. (Santandar), Dollar Term Loan, (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.57%, 12/17/20 (m)		76	75,969

			478,437
Chemicals — 0.7%
Ascend Performance Materials Operations LLC, Term B Loan, (3 mo. LIBOR US + 5.25%, 1.00% Floor), 6.58%, 8/12/22 (d)(m)		337	339,492
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Term B-2 Dollar Loan, (3 mo. LIBOR US + 2.00%), 3.33%, 6/01/24 (m)		284	285,561
Charter NEX U.S., Inc., Initial Term Loan (First Lien), (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 5/16/24 (m)		204	204,999
Chemours Co., Tranche B-1 U.S. $ Term Loan, (1 mo. LIBOR US + 2.50%), 3.74%, 5/12/22 (m)		333	334,962
IPS Intermediate Holdings Corp., Initial Term Loan (First Lien), (1 mo. LIBOR US + 5.25%, 1.00% Floor), 6.49%, 12/20/23 (d)(m)		144	145,352

Floating Rate Loan Interests		Par (000)		Value
Chemicals (continued)
MacDermid, Inc. (Platform Specialty Products Corp.):
Term B-7 Loan, 6/07/20 (l)	USD	33		$33,083
Tranche B-6 Term Loan, (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 6/07/23 (m)		347		349,098
Tranche B-5 Term Loan, (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 6/07/20 (m)		209		209,270
Oxea Finance & Cy SCA (Oxea Finance LLC), Tranche B-2 Term Loan (First Lien), (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.48%, 1/15/20 (m)		616		615,350
PQ Corp., Second Amendment Tranche B-1 Term Loan, (3 mo. LIBOR US + 3.25%), 4.56%, 11/04/22 (m)		217		219,117
Road Infrastructure Investment Holdings, Inc., Term Loan (First Lien), (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 6/13/23 (m)		79		79,630
Royal Holdings, Inc.:
2017 Refinancing Term loan (First Lien), (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.58%, 6/20/22 (m)		218		218,105
Initial Term Loan (Second Lien), (3 mo. LIBOR US+7.50%, 1.00%Floor), 8.83%, 6/19/23 (d)(m)		143		143,090
Tronox Finance LLC (Tronox Blocked Borrower LLC):
Blocked Dollar Term Loan (First Lien), 9/23/24 (l)		53		53,094
Initial Dollar Term Loan (First Lien), 9/23/24 (l)		122		122,525

				3,352,728
Commercial Services & Supplies — 1.0%
Advanced Disposal Services, Inc. (FKA ADS Waste Holdings, Inc.), Additional Term Loan, (1 week LIBOR US + 2.75%, 0.75% Floor), 3.95%, 11/10/23 (m)		340		341,810
Allied Universal Holdco LLC (FKA USAGM Holdco LLC):
Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.75%, 1.00% Floor), 5.08%, 7/28/22 (m)		117		116,202
Initial Loan (Second Lien), (3 mo. LIBOR US + 8.50%, 1.00% Floor), 9.81%, 7/28/23 (m)		125		123,959
Camelot U.S. Acquisition 1 Co. (AKA Thomson Reuters Intellectual Property & Science), New Term Loan, (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 10/03/23 (m)		608		610,363
Clean Harbors, Inc., Initial Term Loan, (1 mo. LIBOR US + 2.00%), 3.24%, 6/30/24 (m)		90		90,074
CSC SW Holdco, Inc. (FKA CSC Serviceworks, Inc.) (AKA Spin Holdco), Term B-1 Loan (First Lien), (2 mo. LIBOR US + 3.75%, 1.00% Floor), 5.01%, 11/14/22 (m)		188		188,826
Dealer Tire LLC, New Term Loan, (3 mo. LIBOR US + 3.75%, 1.00% Floor), 5.13%, 12/22/21 (m)		114		114,859
Getty Images, Inc., Initial Term Loan, (3 mo. LIBOR US + 3.50%, 1.25% Floor), 4.83%, 10/18/19 (m)		80		68,732
GW Honos Security Corp. (Garda World Security Corp.):
TermB Loan, (3 mo. LIBOR US + 4.00%, 1.00% Floor), 5.31%, 5/24/24 (m)		132		133,244
Term B Loan, (3 mo. PRIME US + 3.00%, 1.00% Floor), 7.25%, 5/24/24 (m)		—	(n)	335

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	27

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests		Par (000)	Value
Commercial Services & Supplies (continued)
Harland Clarke Holdings Corp. (FKA Clarke American Corp.), Tranche B-6 Term Loan, (3 mo. LIBOR US + 5.50%, 1.00% Floor), 6.83%, 2/09/22 (m)	USD	158	$158,515
iQor U.S., Inc., Term B Loan (First Lien), (3 mo. LIBOR US + 5.00%, 1.00% Floor), 6.30%, 4/01/21 (m)		192	190,053
KAR Auction Services, Inc.:
Tranche B-4 Term Loan, (3 mo. LIBOR US + 2.25%), 3.63%, 3/11/21 (m)		76	76,207
Tranche B-5 Term Loan, (3 mo. LIBOR US + 2.50%), 3.88%, 3/09/23 (m)		153	154,086
Livingston International, Inc., Initial Term B-1 Loan (First Lien), (3 mo. LIBOR US + 4.25%, 1.25% Floor), 5.58%, 4/18/19 (d)(m)		46	43,910
Oxea Holding S.à r.l., Term Loan, 9/30/24 (l)		490	490,000
Packers Holdings LLC, Initial Term Loan, (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.73%, 12/02/21 (d)(m)		220	221,216
Prime Security Services Borrower LLC (AKA Protection 1 Security Solutions), 2016-2 Refinancing Term B-1 Loan (First Lien), (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.99%, 5/02/22 (m)		393	395,896
Tempo Acquisition LLC, Initial Term Loan, (1 mo. LIBOR US + 3.00%, 2.00% Floor), 4.24%, 5/01/24 (m)		494	493,866
Trugreen Limited Partnership, Initial Incremental Term Loan (First Lien), (1 mo. LIBOR US + 4.00%, 1.00% Floor), 5.24%, 4/13/23 (m)		30	30,337
U.S. Security Associates Holdings, Inc., Initial Term Loan, (3 mo. LIBOR US + 4.00%, 1.00% Floor), 5.33%, 7/14/23 (m)		253	254,638
Wrangler Buyer Corp. (AKA Waste Industries USA, Inc.), Initial Term Loan, 9/20/24 (l)		286	287,310

			4,584,438
Communications Equipment — 0.1%
CommScope, Inc., Tranche 5 Term Loan (2015), (1 mo. LIBOR US + 2.00%), 3.24%, 12/29/22 (m)		180	180,330
Riverbed Technology, Inc., First Amendment Term Loan, (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 4/24/22 (m)		172	167,908

			348,238
Construction & Engineering — 0.3%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.):
Initial Term Loan, (2 mo. LIBOR US + 4.25%, 1.00% Floor), 5.51%, 6/21/24 (m)		835	838,838
Initial Term Loan, (3 mo. LIBOR US + 4.25%, 1.00% Floor), 5.56%, 6/21/24 (m)		159	159,889
Initial Term Loan, (3 mo. LIBOR US + 4.25%, 1.00% Floor), 5.58%, 6/21/24 (m)		2	2,509
CNT Holdings III Corp., Refinancing Term Loan, (2 mo. LIBOR US + 3.25%, 1.00% Floor), 4.53%, 1/22/23 (m)		190	186,585
Pike Corp., Initial Term Loan (2017), (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 9/20/24 (m)		100	100,935

			1,288,756

Floating Rate Loan Interests		Par (000)	Value
Construction Materials — 0.0%
CeramTec Service GmbH (CeramTec Acquisition Corp.):
Dollar Term B-3 Loan, (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.07%, 8/30/20 (m)	USD	45	$44,655
Initial Dollar Term B-1 Loan, (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.07%, 8/30/20 (m)		147	147,238
Initial Dollar Term B-2 Loan, (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.07%, 8/30/20 (m)		18	18,289

			210,182
Containers & Packaging — 0.4%
Anchor Glass Container Corp.:
July 2017 Additional Term Loan (First Lien), (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.98%, 12/07/23 (m)		55	55,572
July 2017 Additional Term Loan (First Lien), (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.07%, 12/07/23 (m)		34	34,056
Berlin Packaging LLC:
2017 Replacement Term Loans (First Lien), (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 10/01/21 (m)		86	86,404
2017 Replacement Term Loans (First Lien), (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.59%, 10/01/21 (m)		51	51,673
Berry Global, Inc. (FKA Berry Plastics Corp.), Term M Loan, (1 mo. LIBOR US + 2.25%), 3.49%, 10/01/22 (m)		566	567,851
BWAY Holding Co., Initial Term Loan, (1 mo. LIBOR US + 3.25%), 4.48%, 4/03/24 (m)		271	271,949
Flex Acquisition Co., Inc. (AKA Novolex), Initial Term Loan, (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.30%, 12/29/23 (m)		130	129,959
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, (1 mo. LIBOR US + 2.75%), 3.99%, 2/05/23 (m)		767	769,997
Signode Industrial Group Lux SA (Signode Industrial Group U.S., Inc.):
Initial Term B Loan, (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.99%, 5/01/21 (m)		74	74,534
Initial Term B Loan;, (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.08%, 5/01/21 (m)		66	65,959

			2,107,954
Distributors — 0.1%
American Tire Distributors, Inc., Initial Term Loan, (1 mo. LIBOR US + 4.25%, 1.00% Floor), 5.49%, 9/01/21 (m)		341	344,236
Diversified Consumer Services — 0.4%
Ascend Learning LLC, Initial Term Loan, (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 7/12/24 (m)		165	165,660
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Term B Loan, (1 mo. LIBOR US + 2.25%, 0.75% Floor), 3.49%, 11/07/23 (m)		333	334,251

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests		Par (000)	Value
Diversified Consumer Services (continued)
CH Hold Corp. (AKA Caliber Collision):
Initial Term Loan (First Lien), (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 2/01/24 (m)	USD	217	$218,981
Initial Term Loan (Second Lien), (1 mo. LIBOR US + 7.25%, 1.00% Floor), 8.49%, 2/03/25 (m)		60	61,200
Houghton Mifflin Harcourt Co., Term Loan, (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 5/28/21 (m)		114	109,304
ServiceMaster Co. LLC, Tranche C Term Loan, (1 mo. LIBOR US + 2.50%), 3.74%, 11/08/23 (m)		397	398,191
Weight Watchers International, Inc.:
Initial Tranche B-2 Term Loan, (1 mo. LIBOR US + 3.25%, 0.75% Floor), 4.49%, 4/02/20 (m)		218	214,765
Initial Tranche B-2 Term Loan, (3 mo. LIBOR US + 3.25%, 0.75% Floor), 4.55%, 4/02/20 (m)		400	394,565

			1,896,917
Diversified Financial Services — 0.8%
AlixPartners LLP, 2017 Refinancing Term Loan, (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.33%, 4/04/24 (m)		433	433,639
Altice Financing SA, March 2017 Refinancing Term Loan, (3 mo. LIBOR US + 2.75%), 4.05%, 7/15/25 (m)		170	169,682
Altice U.S. Finance I Corp., March 2017 Refinancing Term Loan, (1 mo. LIBOR US + 2.25%), 3.49%, 7/28/25 (m)		1,065	1,059,038
IG Investments Holdings LLC, Replacement Facility Term Loan, (3 mo. LIBOR US + 4.00%, 1.00% Floor), 5.33%, 10/31/21 (m)		228	229,880
nThrive, Inc. (FKA Precyse Acquisition Corp.), Additional Term B-2 Loan, (1 mo. LIBOR US + 4.50%, 1.00% Floor), 5.74%, 10/20/22 (d)(m)		312	312,622
Petco Animal Supplies, Inc., Term Loan, (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.31%, 1/26/23 (m)		185	152,309
SolarWinds Holdings, Inc., 2017 Refinancing Term Loan, (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 2/03/23 (m)		349	350,209
Tecostar Holdings, Inc., Closing Date Term Loan (First Lien), (3 mo. LIBOR US + 3.75%, 1.00% Floor), 5.06%, 5/01/24 (m)		135	135,421
TKC Holdings, Inc.:
Initial Term Loan (First Lien), (2 mo. LIBOR US + 4.25%, 1.00% Floor), 5.52%, 2/01/23 (m)		333	336,102
Initial Term Loan (Second Lien), (2 mo. LIBOR US + 8.00%, 1.00% Floor), 9.27%, 2/01/24 (d)(m)		183	184,830
Veritas U.S., Inc., New Dollar Term B Loan, (3 mo. LIBOR US + 4.50%, 1.00% Floor), 5.83%, 1/27/23 (m)		354	356,605
Virgin Media SFA Finance Ltd., J Facility, (1 mo. LIBOR GBP + 3.50%), 3.75%, 1/31/26 (m)	GBP	94	126,352

			3,846,689
Diversified Telecommunication Services — 2.0%
Avaya, Inc.:
Term Facility, (1 mo. LIBOR US + 7.50%, 1.00% Floor), 8.74%, 1/24/18 (m)	USD	70	70,500
Term B-7 Loan, (3 mo. LIBOR US + 5.25%, 1.00% Floor), 6.56%, 5/29/20 (f)(m)(o)		291	245,822
CenturyLink, Inc., Initial Term B Loan, 2.75%, 1/31/25 (m)		2,505	2,426,093

Floating Rate Loan Interests		Par (000)	Value
Diversified Telecommunication Services (continued)
Colorado Buyer, Inc. (AKA Cyxtera Technologies), Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.31%, 5/01/24 (m)	USD	289	$290,238
Consolidated Communications, Inc., Initial Term Loan, (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 10/05/23 (m)		101	97,924
Digicel International Finance Ltd., Initial Term B Loan (First Lien), (3 mo. LIBOR US + 3.75%, 1.00% Floor), 5.07%, 5/27/24 (m)		348	348,870
Frontier Communications Corp., Term B-1 Loan, (1 mo. LIBOR US + 3.75%, 0.75% Floor), 4.99%, 6/15/24 (m)		293	278,053
Hargray Communications Group, Inc., Initial Term Loan, (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 5/16/24 (m)		193	193,080
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.07%, 6/30/19 (m)		1,247	1,242,845
Level 3 Financing, Inc., Tranche B 2024 Term Loan, (1 mo. LIBOR US + 2.25%), 3.49%, 2/22/24 (m)		1,175	1,174,083
LTS Buyer LLC (Sidera Networks, Inc.), Term B Loan (First Lien), (1 mo. LIBOR US + 3.25%, 0.75% Floor), 4.49%, 4/13/20 (m)		735	735,644
New LightSquared LLC, Loan, (3 mo. LIBOR US + 8.75%, 1.00% Floor), 10.07%, 6/15/20 (m)		1,057	988,866
Numericable U.S. LLC, USD TLB-10 Term Loan, (3 mo. LIBOR US + 3.25%, 0.75% Floor), 4.56%, 1/14/25 (m)		227	227,755
Telesat Canada, Term B-4 Loan, (1 mo. LIBOR US + 3.00%, 0.75% Floor), 4.24%, 11/17/23 (m)		127	128,216
Virgin Media Bristol LLC, I Facility, (1 mo. LIBOR US + 2.75%), 3.98%, 1/31/25 (m)		570	571,927
Ziggo Secured Finance Partnership, Term Loan E Facility, (1 mo. LIBOR US + 2.50%), 3.73%, 4/15/25 (m)		565	564,508

			9,584,424
Electric Utilities — 0.5%
Energy Future Intermediate Holding Company LLC, Term Loan (DIP), (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 6/30/18 (m)		1,450	1,456,887
Nautilus Power LLC, Term Loan, (1 mo. LIBOR US + 4.50%, 1.00% Floor), 5.74%, 5/16/24 (m)		389	391,215
Vistra Operations Co. LLC (FKA Texas Competitive Electric Holdings Co. LLC (TXU)):
Initial Term C Loan, (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.98%, 8/04/23 (m)		106	106,536
Initial Term Loan, (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.98%, 8/04/23 (m)		459	459,356

			2,413,994
Electrical Equipment — 0.1%
Vertiv Group Corp. (FKA Cortes NP Acquisition Corp.), Term B Loan, (1 mo. LIBOR US + 4.00%, 1.00% Floor), 5.24%, 11/30/23 (m)		529	532,721
Energy Equipment & Services — 0.1%
Ocean Rig UDW, Inc., Term Loan, 8.00%, 9/20/24 (m)		86	86,558
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.33%, 2/21/21 (m)		116	84,243
Weatherford International Ltd., Loan, (1 mo. LIBOR US + 2.30%), 3.54%, 7/13/20 (m)		278	270,417

			441,218

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	29

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests		Par (000)		Value
Equity Real Estate Investment Trusts (REITs) — 0.3%
ESH Hospitality, Inc., Repriced Term Loan, (1 mo. LIBOR US + 2.50%), 3.74%, 8/30/23 (m)	USD	153		$154,011
GEO Group, Inc., Term Loan, (1 mo. LIBOR US + 2.25%, 0.75% Floor), 3.49%, 3/22/24 (m)		348		348,539
MGM Growth Properties Operating Partnership LP, Term B Loan, (1 mo. LIBOR US + 2.25%), 3.49%, 4/25/23 (m)		882		884,461
RHP Hotel Properties LP, Tranche B Term Loan, (3 mo. LIBOR US + 2.25%), 3.56%, 5/11/24 (d)(m)		190		190,900

				1,577,911
Food & Staples Retailing — 0.3%
Albertson’s LLC, 2017-1 Term B-4 Loan, (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.99%, 8/25/21 (m)		279		268,865
BJ’s Wholesale Club, Inc., Tranche B Term Loan (First Lien), (1 mo. LIBOR US + 3.75%, 1.00% Floor), 4.98%, 2/03/24 (m)		304		290,951
Rite Aid Corp.:
Tranche 2 Term Loan (Second Lien), (1 mo. LIBOR US + 3.88%, 1.00% Floor), 5.12%, 6/21/21 (m)		345		346,149
Tranche 1 Term Loan (Second Lien), (1 mo. LIBOR US + 4.75%, 1.00% Floor), 5.99%, 8/21/20 (m)		115		115,767
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Initial Term Loan, (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.99%, 6/27/23 (m)		263		264,277

				1,286,009
Food Products — 0.6%
Chobani LLC (Chobani Idaho LLC), Closing Date Term Loan (First Lien), (1 mo. LIBOR US + 4.25%, 1.00% Floor), 5.49%, 10/10/23 (m)		377		380,492
Dole Food Co., Inc.:
Tranche B Term Loan, (2 mo. LIBOR US + 2.75%, 1.00% Floor), 3.98%, 4/06/24 (m)		57		56,975
Tranche B Term Loan, (2 mo. LIBOR US + 2.75%, 1.00% Floor), 4.01%, 4/06/24 (m)		57		56,975
Tranche B Term Loan, (2 mo. LIBOR US + 2.75%, 1.00% Floor), 4.02%, 4/06/24 (m)		57		56,975
Tranche B Term Loan, (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.08%, 4/06/24 (m)		8		8,356
Tranche B Term Loan, (3 mo. PRIME US + 1.75%, 1.00% Floor), 6.00%, 4/06/24 (m)		—	(n)	12
Hostess Brands LLC, 2017 Refinancing Term B Loan (First Lien), (1 mo. LIBOR US + 2.50%, 0.75% Floor), 3.74%, 8/03/22 (m)		462		462,932
JBS USA Lux SA (FKA JBS USA LLC), Initial Term Loan, (3 mo. LIBOR US + 2.50%, 0.75% Floor), 3.80%, 10/30/22 (m)		538		531,592
Nomad Foods Ltd., Facility B2, (1 mo. LIBOR US + 2.75%), 3.98%, 5/15/24 (m)		185		185,636
Pinnacle Foods Finance LLC, Initial Term Loan, (1 mo. LIBOR US + 2.00%), 3.23%, 2/02/24 (m)		421		422,216
Reddy Ice Corp.:
Term B Loan (First Lien), (3 mo. LIBOR US + 5.50%, 1.25% Floor), 6.83%, 5/01/19 (m)		—	(n)	19
Term B Loan (First Lien), (3 mo. LIBOR US + 5.50%, 1.25% Floor), 6.88%, 5/01/19 (m)		113		110,484

Floating Rate Loan Interests		Par (000)		Value
Food Products (continued)
Term B Loan (Second Lien), (3 mo. LIBOR US + 9.50%, 1.25% Floor), 10.81%, 11/01/19 (m)	USD	200		$187,500
Term B Loan (First Lien), (3 mo. PRIME US + 4.50%, 1.25% Floor), 8.75%, 5/01/19 (m)		—	(n)	329
USIC Holdings, Inc., New Term Loan (First Lien), (3 mo. LIBOR US + 3.50%, 1.00% Floor), 5.00%, 12/08/23 (m)		202		203,333

				2,663,826
Health Care Equipment & Supplies — 0.5%
Alere, Inc. (FKA IM U.S. Holdings LLC), Term B Loan, (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 6/20/22 (m)		422		422,069
Auris Luxembourg III S.à r.l. (AKA Siemens Audiology), Incremental Facility B7, (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.33%, 1/17/22 (m)		408		409,099
DJO Finance LLC, Initial Term Loan, (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 6/08/20 (m)		825		823,971
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-3 Loan, (1 mo. LIBOR US + 5.00%, 1.00% Floor), 6.24%, 6/15/21 (m)		428		434,304
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan, (3 mo. LIBOR US + 3.75%, 1.00% Floor), 5.08%, 6/30/21 (m)		473		474,259

				2,563,702
Health Care Providers & Services — 0.9%
Acadia Healthcare Co., Inc., Tranche B-2 Term Loan, (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.98%, 2/16/23 (m)		410		412,251
Air Medical Group Holdings, Inc.:
2016 New Term Loan, 4/28/22 (l)		25		24,963
Incremental Term B Loan, 9/26/24 (l)		120		119,850
CHG Healthcare Services, Inc. (FKA CHG Buyer Corp.), New Term Loan (First Lien), (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.56%, 6/07/23 (m)		305		307,583
CHS/Community Health Systems, Inc., Incremental 2019 Term G Loan, (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.07%, 12/31/19 (m)		112		111,179
Curo Health Services Holdings, Inc., Term B Loan (First Lien), (3 mo. LIBOR US + 4.00%, 1.00% Floor), 5.31%, 2/07/22 (m)		127		127,573
DaVita Inc. (FKA DaVita HealthCare Partners, Inc.), Tranche B Term Loan, (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.99%, 6/24/21 (m)		230		231,045
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Initial Term Loan, (1 mo. LIBOR US + 3.00%, 0.75% Floor), 4.24%, 12/01/23 (m)		879		880,838
MPH Acquisition Holdings LLC, Initial Term Loan, (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.33%, 6/07/23 (m)		350		352,690
National Mentor Holdings, Inc., Tranche B Term Loan, (3 mo. LIBOR US + 3.00%, 0.75% Floor), 4.33%, 1/31/21 (m)		145		146,199
NVA Holdings, Inc., Term B-2 Loan (First Lien), (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.83%, 8/14/21 (m)		226		227,975
Press Ganey Holdings, Inc.:
Initial Term Loan, (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 10/23/23 (m)		199		199,369

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests		Par (000)	Value
Health Care Providers & Services (continued)
Initial Loan (Second Lien), (1 mo. LIBOR US + 7.25%, 1.00% Floor), 8.49%, 10/21/24 (m)	USD	135	$137,025
Surgery Partners LLC, Initial Term Loan, (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 9/02/24 (m)		115	113,994
Team Health Holdings, Inc., Initial Term Loan, (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.99%, 2/06/24 (m)		167	163,537
Vizient, Inc., Term B-3 Loan, (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 2/13/23 (m)		494	496,821

			4,052,892
Health Care Technology — 0.2%
Change Healthcare Holdings, Inc. (FKA Emdeon, Inc.), Closing Date Term Loan, (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.99%, 3/01/24 (m)		876	877,508
Geronimo Intermediate Parent, Inc. (Stratose Intermediate Holdings II, Inc.), Term Loan, (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 6/22/23 (m)		95	95,473

			972,981
Hotels, Restaurants & Leisure — 1.2%
Amaya Holdings BV:
Initial Term B-3 Loan (First Lien), (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.83%, 8/01/21 (m)		378	378,471
Initial Term B Loan (Second Lien), (3 mo. LIBOR US + 7.00%, 1.00% Floor), 8.33%, 8/01/22 (m)		134	134,299
B.C. Unlimited Liability Co. (New Red Finance, Inc.) (AKA Burger King/Tim Hortons):
Term B-3 Loan, (1 mo. LIBOR US + 2.25%, 1.00% Floor), 3.49%, 2/16/24 (m)		502	501,599
Term B-3 Loan, (3 mo. LIBOR US + 2.25%, 1.00% Floor), 3.58%, 2/16/24 (m)		322	321,138
Boyd Gaming Corp., Refinancing Term B Loan, (1 week LIBOR US + 2.50%), 3.69%, 9/15/23 (m)		459	460,571
Caesars Entertainment Resort Properties LLC, Term B Loan (First Lien), (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 10/11/20 (m)		1,080	1,081,242
Caesars Growth Properties Holdings LLC, 2017 Term Loan (First Lien), (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 5/08/21 (m)		425	424,911
CCM Merger, Inc. (MotorCity Casino Hotel), Term Loan, (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.99%, 8/06/21 (m)		327	328,253
CEC Entertainment, Inc., Term B Loan, (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 2/12/21 (m)		231	229,424
Cyan Blue Holdco 2 Ltd., 2017 B-2 Term Loan, 8/23/24 (l)		195	195,548
Four Seasons Holdings, Inc., Term Loan (First Lien) 2013, (1 mo. LIBOR US + 2.50%, 0.75% Floor), 3.74%, 11/30/23 (m)		55	54,946
Gateway Casinos & Entertainment Ltd., Initial Tranche B-1 Term Loan, (3 mo. LIBOR US + 3.75%, 1.00% Floor), 5.08%, 2/22/23 (m)		75	75,210
Hilton Worldwide Finance LLC, Series B-2 Term Loan, (1 mo. LIBOR US + 2.00%), 3.24%, 10/25/23 (m)		261	261,872
KFC Holding Co. (AKA Yum! Brands), Term B Loan, (1 mo. LIBOR US + 2.00%), 3.23%, 6/16/23 (m)		421	422,338

Floating Rate Loan Interests		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Kingpin Intermediate Holdings LLC, Initial Term Loan (First Lien), (3 mo. LIBOR US + 4.25%, 1.00% Floor), 5.57%, 7/03/24 (m)	USD	204	$205,085
La Quinta Intermediate Holdings LLC, Initial Term Loan, (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.05%, 4/14/21 (m)		105	105,510
Scientific Games International, Inc.:
Initial Term B-4 Loan, (1 mo. LIBOR US + 3.25%), 4.49%, 8/14/24 (m)		118	117,767
Initial Term B-4 Loan, (2 mo. LIBOR US + 3.25%), 4.52%, 8/14/24 (m)		434	434,522

			5,732,706
Household Durables — 0.2%
Serta Simmons Bedding LLC:
Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.80%, 11/08/23 (m)		430	417,268
Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.81%, 11/08/23 (m)		119	115,322
Initial Term Loan (Second Lien), (3 mo. LIBOR US + 8.00%, 1.00% Floor), 9.31%, 11/08/24 (m)		294	281,879

			814,469
Household Products — 0.2%
Diamond (BC) BV, Initial USD Term Loan, (3 mo. LIBOR US + 3.00%), 4.32%, 9/06/24 (m)		388	386,615
Spectrum Brands, Inc., 2017 Refinanced USD Term Loan, (3 mo. LIBOR US + 2.00%), 3.31%, 6/23/22 (m)		364	366,269

			752,884
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp., Initial Term Loan, (3 mo. LIBOR US + 2.00%, 0.75% Floor), 3.32%, 5/24/22 (m)		194	194,106
Calpine Corp.:
Term Loan USD, (1 mo. LIBOR US + 1.75%), 2.99%, 11/30/17 (m)		37	36,849
Term Loan (2015), (3 mo. LIBOR US + 2.75%), 4.09%, 1/15/23 (m)		413	411,825
Dynegy, Inc., Tranche C-1 Term Loan, (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 2/07/24 (m)		431	432,843
Exgen Texas Power LLC, Term Loan, (3 mo. LIBOR US + 4.75%, 1.00% Floor), 6.08%, 9/18/21 (d)(m)		280	148,167
Granite Acquisition, Inc.:
Term B Loan (First Lien), (1 week LIBOR US + 4.00%, 1.00% Floor), 5.30%, 12/17/21 (m)		388	389,994
Term C Loan (First Lien), (3 mo. LIBOR US + 4.00%, 1.00% Floor), 5.33%, 12/17/21 (m)		17	17,592
Talen Energy Supply LLC:
Initial Term Loan, (1 mo. LIBOR US + 4.00%, 1.00% Floor), 5.24%, 4/15/24 (m)		79	76,802
Term B-1 Loan, (1 mo. LIBOR US + 4.00%, 1.00% Floor), 5.24%, 7/15/23 (m)		40	38,583
Terra-Gen Finance Co. LLC, Term Loan, (1 mo. LIBOR US + 4.25%, 1.00% Floor), 5.49%, 12/09/21 (d)(m)		221	200,037

			1,946,798

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	31

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests		Par (000)	Value
Insurance — 0.8%
Alliant Holdings Intermediate LLC, Initial Term Loan, (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.56%, 8/12/22 (m)	USD	343	$344,356
AmWINS Group, Inc., Term Loan (First Lien), (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.98%, 1/25/24 (m)		308	308,136
AssuredPartners, Inc., 2017 September Refinancing Term Loan, (1 mo. LIBOR US + 3.35%), 4.59%, 10/22/24 (m)		195	195,126
Asurion LLC (FKA Asurion Corp.):
Second Lien Replacement B-2 Term Loan, 8/04/25 (l)		215	219,704
Amendment No. 14 Replacement B-4 Term Loan, (1 mo. LIBOR US + 2.75%), 3.99%, 8/04/22 (m)		398	399,326
Replacement B-5 Term Loan, (1 mo. LIBOR US + 3.00%), 4.24%, 11/03/23 (m)		613	615,635
HUB International Ltd., Initial Term Loan, (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.31%, 10/02/20 (m)		269	270,915
Sedgwick Claims Management Services, Inc.:
Initial Loan (Second Lien), (1 mo. LIBOR US + 5.75%, 1.00% Floor), 6.99%, 2/28/22 (m)		410	413,075
2016 New Term Loan, (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.58%, 3/01/21 (m)		196	196,807
Solera LLC (Solera Finance, Inc.), Dollar Term Loan, (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 3/03/23 (m)		656	657,515
USI, Inc. (FKA Compass Investors, Inc.), Initial Term Loan, (3 mo. LIBOR US + 3.00%), 4.31%, 5/16/24 (m)		250	249,063

			3,869,658
Internet Software & Services — 0.4%
Canyon Valor Cos., Inc. (FKA GTCR Valor Cos., Inc.), Initial Dollar Term Loan (First Lien), (3 mo. LIBOR US + 4.25%), 5.58%, 6/16/23 (m)		110	111,329
Cotiviti Corp. (Cotiviti Domestic Holdings, Inc.), Initial Term B Loan (First Lien), (3 mo. LIBOR US + 2.50%), 3.84%, 9/28/23 (m)		248	247,976
Go Daddy Operating Co. LLC (GD Finance Co., Inc.), Initial Term Loan, (1 mo. LIBOR US + 2.50%), 3.74%, 2/15/24 (m)		527	528,350
GTT Communications, Inc., Tranche B Term Loan, (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.50%, 1/09/24 (m)		85	85,675
Hyland Software, Inc.:
Term-1 Loan (First Lien), (1 mo. LIBOR US + 3.25%, 0.75% Floor), 4.49%, 7/01/22 (m)		177	178,923
Initial Loan (Second Lien), (1 mo. LIBOR US + 7.00%, 0.75% Floor), 8.24%, 7/07/25 (m)		75	76,313
Peak 10 Holding Corp.:
Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.50%), 4.81%, 8/01/24 (m)		282	281,704
Initial Term Loan (Second Lien), (3 mo. LIBOR US + 7.25%, 1.00% Floor), 8.56%, 8/01/25 (m)		208	208,693
TierPoint LLC, Initial Term Loan (First Lien), (1 mo. LIBOR US + 3.75%, 1.00% Floor), 4.99%, 5/06/24 (m)		204	205,424

			1,924,387

Floating Rate Loan Interests		Par (000)	Value
IT Services — 0.8%
First Data Corp.:
2022D New Dollar Term Loan, (1 mo. LIBOR US + 2.25%), 3.49%, 7/08/22 (m)	USD	378	$378,764
2024 New Dollar Term Loan, (1 mo. LIBOR US + 2.50%), 3.74%, 4/26/24 (m)		1,324	1,327,698
Neustar, Inc.:
Term B-1 Loan (First Lien), 1/08/20 (l)		59	59,203
Term B-2 Loan (First Lien), 8/08/24 (l)		187	187,906
Optiv, Inc.:
Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.56%, 2/01/24 (m)		607	569,398
Initial Term Loan (Second Lien), (3 mo. LIBOR US + 7.25%, 1.00% Floor), 8.56%, 1/31/25 (m)		167	152,247
Sabre GLBL, Inc. (FKA Sabre, Inc.), 2017 B-1 Incremental Term Loan, (1 mo. LIBOR US + 2.25%), 3.49%, 2/22/24 (m)		349	350,280
Vantiv LLC (FKA Fifth Third Processing Solutions LLC), Term B Loan, 3.70%, 10/14/23 (m)		207	207,047
WEX, Inc., Term B-2 Loan, (1 mo. LIBOR US + 2.75%), 3.99%, 6/30/23 (m)		647	653,281

			3,885,824
Leisure Products — 0.1%
Hayward Industries, Inc., Initial Term Loan (First Lien), (1 mo. LIBOR US + 3.50%), 4.74%, 8/05/24 (m)		215	215,893
Leslie’s Poolmart, Inc., Tranche B-1 Term Loan, (3 mo. LIBOR US + 3.75%, 1.00% Floor), 5.06%, 8/16/23 (m)		274	273,461

			489,354
Life Sciences Tools & Services — 0.4%
Albany Molecular Research, Inc.:
Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.58%, 8/30/24 (m)		273	273,172
Initial Term Loan (Second Lien), (3 mo. LIBOR US + 7.00%, 1.00% Floor), 8.33%, 8/30/25 (m)		130	131,463
Avantor Performance Materials Holdings, Inc., Cov-Lite Term Loan EUR, 9/20/24 (l)		389	390,054
Jaguar Holding Co. I LLC (FKA Jaguar Holding Co. I):
2017 Term Loan, (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.99%, 8/18/22 (m)		405	407,068
2017 Term Loan, (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.08%, 8/18/22 (m)		451	453,035
Parexel International Corp., Term B Loan, 9/27/24 (l)		320	322,202
Quintiles IMS, Inc., Term B-1 Dollar Loan, (3 mo. LIBOR US + 2.00%, 0.75% Floor), 3.33%, 3/07/24 (m)		136	136,604

			2,113,598
Machinery — 0.6%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Initial Term Loan, (3 mo. LIBOR US + 3.75%, 1.00% Floor), 5.08%, 8/18/24 (m)		475	475,921
Clark Equipment Co. (AKA Doosan Bobcat, Inc.), Tranche B Term Loan, (3 mo. LIBOR US + 2.75%), 4.08%, 5/18/24 (m)		169	170,038

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests		Par (000)	Value
Machinery (continued)
Filtration Group Corp., Term Loan (First Lien), (1 mo. LIBOR US + 3.00%), 4.24%, 11/23/20 (m)	USD	422	$424,554
FPC Holdings, Inc., Initial Loan (First Lien), (3 mo. LIBOR US + 4.00%, 1.25% Floor), 5.33%, 11/19/19 (m)		224	220,776
Gardner Denver, Inc., Tranche B-1 Dollar Term Loan, (1 mo. LIBOR US + 2.75%), 4.08%, 7/30/24 (m)		330	330,078
Gates Global LLC, Initial B-1 Dollar Term Loan, (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.58%, 4/01/24 (m)		585	587,061
Mueller Water Products, Inc.:
Initial Loan, (1 mo. LIBOR US + 2.50%, 0.75% Floor), 3.74%, 11/25/21 (m)		199	200,297
Initial Loan, (3 mo. LIBOR US + 2.50%, 0.75% Floor), 3.83%, 11/25/21 (m)		89	89,332
Navistar, Inc., Tranche B Term Loan, (1 mo. LIBOR US + 4.00%, 1.00% Floor), 5.24%, 8/07/20 (m)		282	283,421
RBS Global, Inc. (Rexnord LLC):
Term B Loan Refinancing, (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.99%, 8/21/23 (m)		31	30,852
Term B Loan Refinancing, (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.06%, 8/21/23 (m)		119	119,070
Term B Loan Refinancing, (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.08%, 8/21/23 (m)		103	103,194

			3,034,594
Media — 1.5%
Advantage Sales & Marketing, Inc., Initial Term Loan (First Lien), (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 7/23/21 (m)		238	223,329
A-L Parent LLC (AKA Learfield Communications), Initial Term Loan (First Lien), (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 12/01/23 (m)		138	138,708
Cable One, Inc., Incremental Term B-1 Loan, (3 mo. LIBOR US + 2.25%), 3.57%, 5/01/24 (d)(m)		125	125,311
CBS Radio, Inc., Term B Loan, (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 10/17/23 (m)		238	239,650
Charter Communications Operating LLC (AKA CCO Safari LLC):
Term H-1 Loan, (1 mo. LIBOR US + 2.00%), 3.24%, 1/15/22 (m)		122	122,181
Term I-1 Loan, (1 mo. LIBOR US + 2.25%), 3.49%, 1/15/24 (m)		589	591,490
Creative Artists Agency LLC, Refinancing Term Loan, (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.73%, 2/15/24 (m)		377	378,330
CSC Holdings LLC (FKA CSC Holdings, Inc. (Cablevision)), March 2017 Refinancing Term Loan, (1 mo. LIBOR US + 2.25%), 3.48%, 7/17/25 (m)		772	766,616
DHX Media Ltd., Initial Term Loan, (1 mo. LIBOR US + 3.75%, 1.00% Floor), 4.99%, 12/29/23 (d)(m)		115	114,282
Entercom Radio LLC, Term B Loan, (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 11/01/23 (m)		129	128,974
Gray Television, Inc., Term B-2 Loan, (1 mo. LIBOR US + 2.50%), 3.74%, 2/07/24 (m)		268	269,267
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.):
Tranche D Term Loan, (3 mo. LIBOR US + 6.75%), 8.08%, 1/30/19 (m)		579	446,205

Floating Rate Loan Interests		Par (000)	Value
Media (continued)
Tranche E Term Loan, (3 mo. LIBOR US + 7.50%), 8.83%, 7/30/19 (m)	USD	250	$192,625
Liberty Cablevision of Puerto Rico LLC (FKA San Juan Cable LLC), Term B Loan (First Lien), (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.80%, 1/07/22 (d)(m)		255	237,150
Live Nation Entertainment, Inc., Term B-3 Loan, (1 mo. LIBOR US + 2.25%), 3.50%, 10/31/23 (m)		106	105,800
Mission Broadcasting, Inc., Term B-2 Loan, (1 mo. LIBOR US + 2.50%), 3.74%, 1/17/24 (m)		82	82,638
Nexstar Broadcasting, Inc., Term B-2 Loan, (1 mo. LIBOR US + 2.50%), 3.74%, 1/17/24 (m)		659	660,115
Telenet Financing USD LLC, Term Loan AI Facility, (1 mo. LIBOR US + 2.75%), 3.98%, 6/30/25 (m)		1,115	1,118,066
Trader Corp., 2017 Refinancing Term Loan (First Lien), (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.58%, 9/28/23 (m)		282	281,058
Tribune Media Co. (FKA Tribune Co.), Term C Loan, (1 mo. LIBOR US + 3.00%, 0.75% Floor), 4.24%, 1/26/24 (m)		404	404,095
Unitymedia Hessen GmbH & Co. KG, Facility B, 9/30/25 (l)		245	244,204
Univision Communications, Inc., 2017 Replacement Repriced First-Lien Term Loan, (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.99%, 3/15/24 (m)		245	242,425
William Morris Endeavor Entertainment LLC (IMG Worldwide Holdings LLC), Term Loan (First Lien), (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 5/06/21 (m)		60	59,878

			7,172,397
Metals & Mining — 0.0%
WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP), Initial Term Loan (First Lien), (3 mo. LIBOR US + 5.50%, 1.00% Floor), 6.82%, 9/29/23 (m)		218	219,978
Multiline Retail — 0.1%
Evergreen Acqco 1 LP, New Term Loan, (3 mo. LIBOR US + 3.75%, 1.25% Floor), 5.06%, 7/09/19 (m)		148	138,557
Hudson’s Bay Co., Initial Term Loan, (2 mo. LIBOR US + 3.25%, 1.00% Floor), 4.52%, 9/30/22 (d)(m)		241	233,716

			372,273
Multi-Utilities — 0.0%
Power Borrower LLC, Initial Term Loan (Second Lien), (3 mo. LIBOR US + 7.25%, 1.00% Floor), 8.58%, 11/06/20 (m)		45	44,719
Oil, Gas & Consumable Fuels — 0.9%
BCP Raptor LLC (AKA EagleClaw Midstream Ventures), Initial Term Loan, (2 mo. LIBOR US + 4.25%, 1.00% Floor), 5.52%, 6/24/24 (m)		229	230,930
BCP Renaissance Parent LLC, Term B Loan, 9/19/24 (l)		292	295,011
Bronco Midstream Funding LLC, Term Loan, (3 mo. LIBOR US + 4.00%, 1.00% Floor), 5.32%, 8/17/20 (m)		325	326,993
California Resources Corp.:
Loan, (1 mo. LIBOR US + 10.38%, 1.00% Floor), 11.61%, 12/31/21 (m)		316	336,254
Term Loan, (1 mo. LIBOR US + 3.00%), 4.24%, 11/25/19 (m)		356	341,949

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	33

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp., Class A Loan, (3 mo. LIBOR US + 7.50%, 1.00% Floor), 8.81%, 8/23/21 (m)	USD	319	$343,423
CITGO Holding, Inc., Term Loan, (3 mo. LIBOR US + 8.50%, 1.00% Floor), 9.80%, 5/12/18 (m)		361	364,094
Energy Transfer Equity LP, Loan, (1 mo. LIBOR US + 2.75%), 3.98%, 2/02/24 (m)		471	472,768
Gavilan Resources LLC, Initial Term Loan (Second Lien), (1 mo. LIBOR US + 6.00%, 1.00% Floor), 7.23%, 3/01/24 (m)		315	303,975
MEG Energy Corp., Initial Term Loan, (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.83%, 12/31/23 (m)		554	551,082
Ultra Resources, Inc., Loan, (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.31%, 4/12/24 (m)		211	210,473
Veresen Midstream LP, Tranche B-2 Term Loan, (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 3/31/22 (m)		440	443,471

			4,220,423
Personal Products — 0.2%
Alphabet Holding Co., Inc. (AKA Nature’s Bounty):
Initial Term Loan (First Lien), 9/26/24 (l)		525	518,437
Term Loan, 9/15/25 (l)		237	233,445
Revlon Consumer Products Corp., Initial Term B Loan, (1 mo. LIBOR US + 3.50%, 0.75% Floor), 4.74%, 9/07/23 (m)		69	61,400

			813,282
Pharmaceuticals — 0.6%
Akorn, Inc., Loan, (1 mo. LIBOR US + 4.25%, 1.00% Floor), 5.50%, 4/16/21 (d)(m)		306	309,900
Alpha 3 BV (AKA Atotech), Initial Term B-1 Loan, (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.33%, 1/31/24 (m)		269	269,998
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Dollar Term Loan, (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.99%, 5/20/21 (m)		453	456,027
Mallinckrodt International Finance SA, 2017 Term B Loan, (3 mo. LIBOR US + 2.75%, 0.75% Floor), 4.08%, 9/24/24 (m)		280	280,109
Prestige Brands, Inc., Term B-4 Loan, (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.99%, 1/26/24 (m)		416	418,050
RPI Finance Trust, Initial Term B-6 Loan, (3 mo. LIBOR US + 2.00%), 3.33%, 3/27/23 (m)		228	228,750
Valeant Pharmaceuticals International, Inc., Series F Tranche B Term Loan, (1 mo. LIBOR US + 4.75%, 0.75% Floor), 5.99%, 4/01/22 (m)		786	800,105

			2,762,939
Professional Services — 0.4%
Cast & Crew Payroll LLC, Term Loan (2017), 9/26/24 (d)(l)		160	160,200
DTI Holdco, Inc., Initial Term Loan, (3 mo. LIBOR US + 5.25%, 1.00% Floor), 6.56%, 10/02/23 (m)		320	306,862
Employbridge LLC (FKA Koosharem LLC), Term Loan, (3 mo. LIBOR US + 6.50%, 1.00% Floor), 7.83%, 5/15/20 (m)		164	156,215
EWT Holdings III Corp. (FKA WTG Holdings III Corp.), Term Loan (First Lien), (3 mo. LIBOR US + 3.75%, 1.00% Floor), 5.08%, 1/15/21 (d)(m)		145	146,467

Floating Rate Loan Interests		Par (000)	Value
Professional Services (continued)
Greenrock Finance, Inc., Initial USD Term B Loan (First Lien), (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.83%, 6/28/24 (m)	USD	90	$90,754
Sterling Midco Holdings, Inc. (FKA Sterling Holdings Ultimate Parent, Inc.), Initial Term Loan (First Lien), (1 mo. LIBOR US + 4.25%, 1.00% Floor), 5.49%, 6/19/24 (m)		302	302,077
Trans Union LLC, 2017 Replacement Term B-3 Loan, (1 mo. LIBOR US + 2.00%), 3.24%, 4/10/23 (m)		626	624,688

			1,787,263
Real Estate Management & Development — 0.2%
CityCenter Holdings LLC, Term B Loan, (1 mo. LIBOR US + 2.50%, 0.75% Floor), 3.74%, 4/18/24 (m)		529	531,177
DTZ U.S. Borrower LLC (DTZ AUS Holdco PTY Ltd.) (AKA Cushman & Wakefield):
2015-1 Additional Term Loan (First Lien), (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.56%, 11/04/21 (m)		68	67,684
2015-1 Additional Term Loan (First Lien), (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.57%, 11/04/21 (m)		150	150,618
2015-1 Additional Term Loan (First Lien), (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.58%, 11/04/21 (m)		9	9,300
Realogy Group LLC (FKA Realogy Corp.), Initial Term B Loan, (1 mo. LIBOR US + 2.25%, 0.75% Floor), 3.49%, 7/20/22 (m)		325	325,756

			1,084,535
Road & Rail — 0.0%
SIRVA Worldwide, Inc.:
Tranche B Loan, (3 mo. LIBOR US + 6.50%, 1.00% Floor), 7.80%, 11/22/22 (d)(m)		42	41,907
Tranche B Loan, (3 mo. LIBOR US + 6.50%, 1.00% Floor), 7.82%, 11/22/22 (d)(m)		84	84,771

			126,678
Semiconductors & Semiconductor Equipment — 0.1%
Cavium, Inc., Term B-1 Loan, (1 mo. LIBOR US + 2.25%, 0.75% Floor), 3.49%, 8/16/22 (d)(m)		52	52,478
MaxLinear, Inc., Initial Term B Loan, (1 mo. LIBOR US + 2.50%, 0.75% Floor), 3.74%, 5/13/24 (d)(m)		72	72,652
Microsemi Corp., Closing Date Term B Loan, (3 mo. LIBOR US + 2.25%), 3.55%, 1/15/23 (m)		224	223,993
ON Semiconductor Corp., 2017 New Replacement Term Loan, (1 mo. LIBOR US + 2.25%), 3.49%, 3/31/23 (m)		145	145,050

			494,173
Software — 1.9%
Applied Systems, Inc.:
Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.57%, 9/19/24 (m)		279	281,651
Initial Term Loan (Second Lien), (3 mo. LIBOR US+7.00%, 1.00% Floor), 8.32%, 9/12/25 (m)		70	71,682
Aptean, Inc., Term B Loan (First Lien), (3 mo. LIBOR US + 4.25%, 1.00% Floor), 5.59%, 12/20/22 (m)		174	174,851

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests		Par (000)	Value
Software (continued)
BMC Software Finance, Inc., Initial B-1 U.S. Term Loan, (1 mo. LIBOR US + 4.00%, 1.00% Floor), 5.24%, 9/10/22 (m)	USD	554	$556,837
Cypress Intermediate Holdings III, Inc. (FKA Jaguar Holding, Inc.):
Initial Term Loan (First Lien), (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 4/29/24 (m)		155	154,246
Initial Term Loan (Second Lien), (1 mo. LIBOR US + 6.75%, 1.00% Floor), 7.99%, 4/28/25 (m)		90	92,475
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-6 Term Loan, (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.08%, 2/01/22 (m)		670	668,044
Informatica Corp., Dollar Term Loan, (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.83%, 8/05/22 (m)		625	625,690
Information Resources, Inc. (FKA Symphonyiri Group, Inc.), Initial Term Loan (First Lien), (1 mo. LIBOR US + 4.25%, 1.00% Floor), 5.49%, 1/18/24 (m)		174	175,575
Ivanti Software, Inc. (FKA LANDesk Group, Inc.), Term Loan (First Lien), (1 mo. LIBOR US + 4.25%, 1.00% Floor), 5.49%, 1/20/24 (m)		90	87,186
Kronos, Inc.:
Incremental Term Loan (First Lien), (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.81%, 11/01/23 (m)		467	469,465
Initial Term Loan (Second Lien), (3 mo. LIBOR US + 8.25%, 1.00% Floor), 9.56%, 11/01/24 (m)		365	376,275
MA Finance Co., LLC (AKA Micro Focus International PLC), Tranche B-3 Term Loan, (1 mo. LIBOR US + 2.75%), 3.99%, 6/21/24 (m)		42	42,493
McAfee LLC, Term B Loan, 9/27/24 (l)		255	256,147
Misys Ltd. (AKA Almonde/Tahoe):
Dollar Term Loan (First Lien), (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.82%, 6/13/24 (m)		480	481,973
Dollar Term Loan (Second Lien), (3 mo. LIBOR US + 7.25%, 1.00% Floor), 8.57%, 6/13/25 (m)		171	173,748
Mitchell International, Inc.:
Initial Term Loan, (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.81%, 10/13/20 (m)		268	269,619
Initial Loan (Second Lien), (3 mo. LIBOR US + 7.50%, 1.00% Floor), 8.81%, 10/11/21 (m)		160	161,050
Project Alpha Intermediate Holding, Inc., Term Loan, (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.81%, 4/26/24 (m)		509	496,007
Project Leopard Holdings, Inc., Term Loan, (3 mo. LIBOR US + 5.50%, 1.00% Floor), 6.83%, 7/07/23 (d)(m)		115	116,150
Rackspace Hosting, Inc., 2017 Refinancing Term B Loan (First Lien), (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.31%, 11/03/23 (m)		419	417,938
RP Crown Parent LLC, Initial Term Loan, (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 10/12/23 (m)		285	286,202
Seattle SpinCo, Inc. (AKA Micro Focus International PLC), Initial Term Loan, (1 mo. LIBOR US + 2.75%), 3.99%, 6/21/24 (m)		287	286,962
Securus Technologies Holdings, Inc., Term Loan, 6/20/24 (l)		180	181,724

Floating Rate Loan Interests		Par (000)	Value
Software (continued)
Sophia LP, Term B Loan, (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.58%, 9/30/22 (m)	USD	558	$557,043
SS&C Technologies Holdings, Inc.:
2017 Refinancing New Term B-1 Loan, (1 mo. LIBOR US + 2.25%), 3.49%, 7/08/22 (m)		863	866,894
2017 Refinancing New Term B-2 Loan, (1 mo. LIBOR US + 2.25%), 3.49%, 7/08/22 (m)		46	45,848
Synchronoss Technologies, Inc., Initial Term Loan, (1 mo. LIBOR US + 4.50%), 5.74%, 1/19/24 (m)		156	146,644
TIBCO Software, Inc., Term B-1 Loan, (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 12/04/20 (m)		392	392,995
VF Holding Corp., Term B-1 Loan (First Lien), (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 6/30/23 (m)		340	341,396

			9,254,810
Specialty Retail — 0.4%
Academy Ltd.:
Initial Term Loan, (1 mo. LIBOR US + 4.00%, 1.00% Floor), 5.23%, 7/01/22 (m)		6	3,775
Initial Term Loan, (1 mo. LIBOR US + 4.00%, 1.00% Floor), 5.24%, 7/01/22 (m)		60	40,486
Initial Term Loan, (3 mo. LIBOR US + 4.00%, 1.00% Floor), 5.31%, 7/01/22 (m)		21	14,067
Initial Term Loan, (3 mo. LIBOR US + 4.00%, 1.00% Floor), 5.32%, 7/01/22 (m)		39	26,423
Harbor Freight Tools USA, Inc., Initial Loan (2016), (1 mo. LIBOR US + 3.25%, 0.75% Floor), 4.49%, 8/18/23 (m)		204	205,117
Michaels Stores, Inc., 2016 New Replacement Term B-1 Loan, (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.99%, 1/30/23 (m)		308	307,202
National Vision, Inc., Initial Term Loan (First Lien), (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 3/12/21 (m)		469	469,490
Party City Holdings, Inc.:
2016 Replacement Term Loan, (3 mo. LIBOR US + 3.00%, 0.75% Floor), 4.32%, 8/19/22 (m)		232	233,144
2016 Replacement Term Loan, (3 mo. LIBOR US + 3.00%, 0.75% Floor), 4.34%, 8/19/22 (m)		16	16,125
PetSmart, Inc., Tranche B-2 Loan, (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 3/11/22 (m)		9	7,392
Staples, Inc., Closing Date Term Loan, (3 mo. LIBOR US + 4.00%, 1.00% Floor), 5.31%, 9/12/24 (m)		425	422,951

			1,746,172
Technology Hardware, Storage & Peripherals — 0.2%
Dell International LLC (EMC Corp.), New Term B Loan, (1 mo. LIBOR US + 2.50%, 0.75% Floor), 3.74%, 9/07/23 (m)		437	438,068
Radiate Holdco LLC (AKA RCN Grande), Closing Date Term Loan, (1 mo. LIBOR US + 3.00%, 0.75% Floor), 4.24%, 2/01/24 (m)		159	156,928

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	35

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests		Par (000)	Value
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp., U.S. Term B-2 Loan, (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.99%, 4/29/23 (m)	USD	322	$323,258

			918,254
Trading Companies & Distributors — 0.6%
American Builders & Contractors Supply Co., Inc., Additional Term B-1 Loan, (1 mo. LIBOR US + 2.50%, 0.75% Floor), 3.74%, 10/31/23 (m)		423	423,994
Avolon TLB Borrower 1 (U.S.) LLC, Initial Term B-2 Loan, (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.99%, 3/21/22 (m)		991	992,462
Beacon Roofing Supply, Inc., Initial Term Loan, (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.99%, 10/01/22 (d)(m)		209	210,498
GYP Holdings III Corp., 2017 Incremental First Lien Term Loan, (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.31%, 4/01/23 (m)		322	324,507
HD Supply, Inc., Term B-3 Loan, (3 mo. LIBOR US + 2.25%), 3.58%, 8/13/21 (m)		393	394,146
Nexeo Solutions LLC:
Term B Loan, (3 mo. LIBOR US + 3.75%), 5.06%, 6/09/23 (m)		58	58,584
Term B Loan, (3 mo. LIBOR US + 3.75%), 5.07%, 6/09/23 (m)		57	57,778
Term B Loan, (3 mo. LIBOR US + 3.75%), 5.08%, 6/09/23 (m)		57	57,465
Solenis International LP (Solenis Holdings 3 LLC) (AKA Ashland Water Technologies), Initial Term Loan (Second Lien), (3 mo. LIBOR US + 6.75%, 1.00% Floor), 8.07%, 7/31/22 (m)		336	333,662
TMK Hawk Parent, Corp.:
Delayed Draw Term Loan (First Lien), 8/28/24 (l)		10	9,749
Initial Term Loan (First Lien), 8/28/24 (l)		213	213,983

			3,076,828
Water Utilities — 0.1%
HD Supply Waterworks Ltd., Initial Term Loan, (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.46%, 8/01/24 (m)		325	325,406
Wireless Telecommunication Services — 0.1%
Sprint Communications, Inc., Initial Term Loan, (1 mo. LIBOR US + 2.50%, 0.75% Floor), 3.75%, 2/02/24 (m)		577	577,763
Total Floating Rate Loan Interests — 22.7%			108,315,823

Foreign Agency Obligations
Canada — 0.0%
NOVA Chemicals Corp.:
4.88%, 6/01/24 (b)		73	73,913
5.25%, 6/01/27 (b)		32	32,320

			106,233
China — 1.2%
China Railway Construction Corp. Ltd.:
0.00%, 1/29/21 (g)(h)		250	278,154
1.50%, 12/21/21 (g)	CNH	4,000	586,938
Chinalco Capital Holdings Ltd., 4.25%, 4/21/22	USD	375	383,577
CNAC HK Synbridge Co. Ltd., 5.00%, 5/05/20		730	744,695
Dianjian Haiyu Ltd., 3.50% (j)(k)		265	265,549

Foreign Agency Obligations		Par (000)	Value
China (continued)
HeSteel Hong Kong Co. Ltd., 4.25%, 4/07/20	USD	600	$603,273
Huarong Finance 2017 Co. Ltd., 4.75%, 4/27/27		1,200	1,238,867
Huarong Finance II Co. Ltd., 5.50%, 1/16/25		200	215,764
Shanhai Hong Kong International Investments Ltd., 3.88%, 4/20/20		200	201,787
Sino-Ocean Land Treasure III Ltd., 4.90% (j)(k)		200	199,879
Sinopec Group Overseas Development 2017 Ltd., 4.25%, 4/12/47		800	813,574

			5,532,057
Colombia — 0.3%
Ecopetrol SA, 4.13%, 1/16/25		1,200	1,203,000
France — 0.1%
NEW Areva Holding SA, 4.88%, 9/23/24	EUR	400	526,699
India — 0.2%
Greenko Dutch BV, 5.25%, 7/24/24	USD	375	381,469
Greenko Investment Co., 4.88%, 8/16/23		750	742,775

			1,124,244
Indonesia — 0.1%
Perusahaan Gas Negara Persero Tbk, 5.13%, 5/16/24		379	409,096
Mexico — 0.1%
Petroleos Mexicanos, 6.50%, 3/13/27		461	510,894
Peru — 0.1%
Corp Financiera de Desarrollo SA, 4.75%, 7/15/25		400	431,000
Turkey — 0.0%
TC Ziraat Bankasi AS, 5.13%, 9/29/23		225	226,219
United Arab Emirates — 0.2%
DP World Crescent Ltd., 3.91%, 5/31/23		700	717,763
United States — 0.0%
Citgo Holding, Inc., 10.75%, 2/15/20 (b)		75	80,813
Total Foreign Agency Obligations — 2.3%			10,868,018

Foreign Government Obligations
Bahrain — 0.2%
Kingdom of Bahrain, 6.75%, 9/20/29		975	966,693
Indonesia — 0.4%
Perusahaan Penerbit SBSN Indonesia III, 4.15%, 3/29/27		700	722,750
Republic of Indonesia, 3.75%, 6/14/28	EUR	800	1,057,795

			1,780,545
Maldives — 0.1%
Republic of Maldives, 7.00%, 6/07/22	USD	600	601,985
Qatar — 0.1%
State of Qatar, 3.25%, 6/02/26		500	494,560
Saudi Arabia — 0.1%
Kingdom of Saudi Arabia:
2.88%, 3/04/23		275	274,450
3.63%, 3/04/28		375	374,047

			648,497

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Foreign Government Obligations		Par (000)	Value
Turkey — 0.1%
Export Credit Bank of Turkey, 4.25%, 9/18/22	USD	500	$492,215
Total Foreign Government Obligations — 1.0%			4,984,495

Investment Companies — 1.7%		Shares
iShares J.P. Morgan USD Emerging Markets Bond ETF (s)		70,600	8,219,252

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 0.1%
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 7/25/46 (b)(d)	USD	442	444,089
Commercial Mortgage-Backed Securities — 2.5%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2016-ISQ, Class E, 3.73%, 8/14/34 (b)(c)(d)		1,000	918,984
BXHTL Mortgage Trust, Series 2015-JWRZ, Class GL1, (1 mo. LIBOR US + 2.850%), 4.09%, 5/15/29 (a)(b)		1,000	1,000,778
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class D, 3.05%, 1/10/48 (b)(c)		230	169,544
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class D, 2.79%, 4/10/49 (b)		1,000	770,510
Commercial Mortgage Pass-Through Certificates:
Series 2015-CR25, Class D, 3.95%, 8/10/48 (c)		600	483,238
Series 2016-667M, Class D, 3.28%, 10/10/36 (b)(c)		1,000	947,083
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C3, Class D, 3.64%, 9/10/49 (b)(c)		530	427,887
GS Mortgage Securities Trust, Series 2015-GC32, Class D, 3.35%, 7/10/48		1,000	828,158
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2017-JP5, Class D, 4.80%, 3/15/50 (b)(c)		990	969,193
Lone Star Portfolio Trust:
Series 2015-LSP, Class D, (1 mo. LIBOR US + 4.00%), 5.23%, 9/15/28 (a)(b)		640	648,666
Series 2015-LSP, Class E, (1 mo. LIBOR US + 5.60%), 6.83%, 9/15/28 (a)(b)		477	484,066
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C23, Class D, 4.27%, 7/15/50 (b)(c)		1,000	802,649
Series 2015-C25, Class D, 3.07%, 10/15/48		1,000	810,035
VNDO Trust, Series 2016-350P, Class E, 4.03%, 1/10/35 (b)(c)		860	829,534
Wells Fargo Commercial Mortgage Trust:
Series 2015-C30, Class C, 4.65%, 9/15/25 (c)		1,000	1,033,249
Series 2016-NXS5, Class D, 5.04%, 1/15/59 (c)		750	733,101

			11,856,675

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 0.1%
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2016-JP3, Class XC, 0.75%, 8/15/49 (b)(c)	USD	8,700	$375,492
Series 2016-WPT, Class XCP, 1.20%, 10/15/18 (b)(c)		24,000	295,440

			670,932
Total Non-Agency Mortgage-Backed Securities — 2.7%			12,971,696

Other Interests (p)		Beneficial Interest (000)
Electric Utilities — 0.0%
Vistra Energy Corp. (d)(f)		815	—
Health Care Providers & Services — 0.0%
New Millennium Holdco, Inc. (Millennium Health LLC) (d)(f)		418	—
New Millennium Holdco, Inc. (Millennium Health LLC) (d)(f)		393	—
Total Other Interests — 0.0%			—

Preferred Securities		Par (000)
Capital Trusts
Banks — 4.4%
ABN AMRO Bank NV:
(5 yr. Euro Swap + 3.90%), 4.75% (j)(k)	EUR	300	355,979
(5 yr. Euro Swap + 5.45%), 5.75% (j)(k)		200	254,412
Allied Irish Banks PLC, (5 yr. Euro Swap + 7.34%), 7.38% (j)(k)		200	262,465
Banco Bilbao Vizcaya Argentaria SA, (5 yr. Euro Swap + 6.16%), 7.00% (j)(k)		400	492,850
Banco Santander SA:
(5 yr. Euro Swap + 5.41%), 6.25% (j)(k)		200	243,470
(5 yr. Euro Swap + 6.80%), 6.75% (j)(k)		200	260,017
Bank of America Corp., Series AA, (3 mo. LIBOR US + 3.90%), 6.10% (j)(k)	USD	750	826,875
Bank of East Asia Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.68%), 5.63% (j)(k)		265	272,121
Barclays PLC, (5 yr. GBP Swap + 6.46%), 7.25% (j)(k)	GBP	400	576,276
CaixaBank SA, (5 yr. Euro Swap + 6.50%), 6.75% (j)(k)	EUR	200	250,878
Cooperatieve Rabobank UA, (5 yr. Euro Swap + 6.70%), 6.63% (j)(k)		400	533,034
Credit Agricole SA, (5 yr. Euro Swap + 5.12%), 6.50% (j)(k)		100	131,486
Danske Bank A/S, (6 yr. Euro Swap + 4.64%), 5.75% (j)(k)		200	253,144
Erste Group Bank AG, (5 yr. Euro Swap + 9.02%), 8.88% (j)(k)		200	281,291
Hongkong & Shanghai Banking Corp. Ltd., (3 mo. LIBOR US + 0.00%), 1.50% (a)(k)	USD	400	331,680
HSBC Holdings PLC, (USD Swap Rate 11:00 am NY 1 + 3.75%), 6.00% (j)(k)		1,770	1,851,243
HSH Nordbank AG, 7.25% (k)		116	32,480
Intesa Sanpaolo SpA:
(5 yr. Euro Swap + 6.88%), 7.00% (j)(k)	EUR	200	252,039
(5 yr. Euro Swap + 7.19%), 7.75% (j)(k)		200	270,287

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	37

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Preferred Securities		Par (000)	Value
Banks (continued)
JPMorgan Chase & Co., Series V, (3 mo. LIBOR US + 3.32%), 5.00% (j)(k)	USD	2,000	$2,034,000
KBC Group NV, (5 yr. Euro Swap + 4.76%), 5.63% (j)(k)	EUR	100	122,326
Macquarie Bank Ltd.:
(5 yr. Swap Semi 30/360 US + 3.70%), 6.13% (j)(k)		400	413,880
(5 yr. Swap Semi 30/360 US + 3.70%), 6.13% (b)(j)(k)	USD	1,000	1,034,700
Nanyang Commercial Bank Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.21%), 5.00% (j)(k)		1,000	1,000,009
National Westminster Bank PLC, Series C, (3 mo. LIBOR + 0.25% %), 1.63% (a)(k)		200	169,379
Postal Savings Bank of China Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.63%), 4.50% (j)(k)		700	697,760
Royal Bank of Scotland Group PLC:
(5 yr. Swap Semi 30/360 US + 5.80%), 7.50% (j)(k)		200	209,450
(5 yr. Swap Semi 30/360 US + 7.60%), 8.63% (j)(k)		845	936,894
Société Générale SA, (3 mo. LIBOR GBP + 3.40%), 8.88% (j)(k)	GBP	100	140,282
SunTrust Banks, Inc., Series G, (3 mo. LIBOR US + 3.10%), 5.05% (j)(k)	USD	750	766,875
Swedbank AB, (5 yr. Swap Semi 30/360 US + 4.11%), 6.00% (j)(k)		200	212,222
U.S. Bancorp:
Series I, (3 mo. LIBOR US + 3.49%), 5.13% (j)(k)		1,500	1,590,000
Series J, (3 mo. LIBOR US + 2.91%), 5.30% (j)(k)		1,805	1,967,450
UniCredit SpA:
(5 yr. Euro Swap + 6.10%), 6.75% (j)(k)	EUR	200	246,425
(5 yr. Euro Swap + 9.30%), 9.25% (j)(k)		200	274,495
Wells Fargo & Co., Series S, (3 mo. LIBOR US + 3.11%), 5.90% (j)(k)	USD	1,000	1,088,750
Westpac Banking Corp., (USD Swap Rate 11:00 am NY 1 + 2.89%), 5.00% (j)(k)		75	74,919
Woori Bank, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.35%), 5.25% (j)(k)		275	279,157

			20,991,000
Capital Markets — 1.7%
Bank of New York Mellon Corp., Series D, (3 mo. LIBOR US + 2.46%), 4.50% (j)(k)		2,500	2,492,187
Charles Schwab Corp., Series E, (3 mo. LIBOR US + 3.32%), 4.63% (j)(k)		1,635	1,675,875
Credit Suisse Group AG, (5 yr. Swap Semi 30/360 US + 3.46%), 6.25% (b)(j)(k)		1,005	1,070,325
State Street Corp., Series F, (3 mo. LIBOR US + 3.60%), 5.25% (j)(k)		2,500	2,631,250
UBS Group AG, (5 yr. Swap Semi 30/360 US + 4.87%), 7.00% (j)(k)		400	449,040

			8,318,677
Chemicals — 0.2%
LANXESS AG, (5 yr. Euro Swap + 4.51%), 4.50%, 12/06/76 (j)	EUR	50	65,056
Solvay Finance SA:
(5 yr. Euro Swap + 4.89%), 5.12% (j)(k)		300	398,781
(5 yr. Euro Swap + 3.70%), 5.43% (j)(k)		180	248,375

			712,212

Preferred Securities		Par (000)	Value
Consumer Finance — 0.1%
General Motors Financial Co., Inc., Series A, (3 mo. LIBOR US + 3.60%), 5.75% (j)(k)	USD	530	$549,213
Diversified Financial Services — 0.2%
Far East Horizon Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 7.62%), 4.35% (j)(k)		200	201,076
HBOS Capital Funding LP, 6.85% (k)		300	306,750
Origin Energy Finance Ltd., (5 yr. Euro Swap + 3.67%), 4.00%, 9/16/74 (j)	EUR	300	370,623
RZB Finance Jersey IV Ltd., (3 mo. EURIBOR + 1.95%), 1.62% (j)(k)		100	118,214

			996,663
Diversified Telecommunication Services — 0.2%
Koninklijke KPN NV, (5 yr. GBP Swap + 5.51%), 6.88%, 3/14/73 (j)	GBP	100	148,271
Orange SA:
(5 yr. Euro Swap + 3.36%), 4.00% (j)(k)	EUR	100	128,397
(5 yr. Euro Swap + 3.67%), 5.25% (j)(k)		250	341,039
(5 yr. GBP Swap + 3.35%), 5.75% (j)(k)	GBP	100	148,953

			766,660
Electric Utilities — 0.2%
Enel SpA:
(5 yr. Euro Swap + 5.24%), 6.50%, 1/10/74 (j)	EUR	100	126,699
(5 yr. Euro Swap + 3.65%), 5.00%, 1/15/75 (j)		100	128,114
(5 yr. GBP Swap + 5.66%), 7.75%, 9/10/75 (j)	GBP	100	153,061
(5 yr. GBP Swap + 4.09%), 6.63%, 9/15/76 (j)		204	308,213
Gas Natural Fenosa Finance BV, (8 yr. Euro Swap + 3.35%), 4.13% (j)(k)	EUR	200	255,272

			971,359
Industrial Conglomerates — 0.3%
General Electric Co., Series D, (3 mo. LIBOR US + 3.33%), 5.00% (j)(k)	USD	1,500	1,586,550
Insurance — 0.1%
Ethias SA, 5.00%, 1/14/26	EUR	100	129,950
Groupama SA, (3 mo. EURIBOR + 5.77%), 6.38% (j)(k)		300	410,803

			540,753
Machinery — 0.0%
Weichai International Hong Kong Energy Group Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 6.08%), 3.75% (j)(k)	USD	200	199,257
Metals & Mining — 0.1%
BHP Billiton Finance Ltd., (5 yr. Euro Swap + 4.80%), 5.63%, 10/22/79 (j)	EUR	250	356,045
Multi-Utilities — 0.0%
RWE AG, (5 yr. Euro Swap + 2.64%), 2.75%, 4/21/75 (j)		180	218,166
Oil, Gas & Consumable Fuels — 0.6%
Enterprise Products Operating LLC, Series A, (3 mo. LIBOR US + 3.71%), 5.02%, 8/01/66 (j)	USD	2,058	2,059,029
Repsol International Finance BV:
(6 yr. Euro Swap + 3.56%), 3.88% (j)(k)	EUR	100	125,847
(10 yr. Euro Swap+4.20%), 4.50%, 3/25/75 (j)		100	127,845

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Preferred Securities		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
TOTAL SA, (5 yr. Euro Swap + 3.78%), 3.88% (j)(k)	EUR	481	$622,571

			2,935,292
Real Estate Management & Development — 0.1%
Yuzhou Properties Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 8.53%), 5.38% (j)(k)	USD	300	298,875
Transportation Infrastructure — 0.1%
Royal Capital BV, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.93%), 4.88% (j)(k)		219	219,441
Wireless Telecommunication Services — 0.4%
SoftBank Group Corp., (USD Swap Rate 11:00 am NY 1 + 4.85%), 6.88% (j)(k)		300	308,670
Telefonica Europe BV:
(5 yr. Euro Swap + 3.81%), 4.20% (j)(k)	EUR	200	250,229
(5 yr. Euro Swap + 5.04%), 6.50% (j)(k)		100	124,808
(5 yr. GBP Swap + 4.46%), 6.75% (j)(k)	GBP	200	296,810
(6 yr. Euro Swap + 3.80%), 5.00% (j)(k)	EUR	200	254,769
(8 yr. Euro Swap + 5.59%), 7.63% (j)(k)		300	426,628

			1,661,914
Total Capital Trusts — 8.7%			41,322,077

Preferred Stocks		Shares
Banks — 0.0%
CF-B L2 (D), LLC (Acquired 4/08/15-12/15/15, cost $53,170) (f)(k)(q)		53,536	45,822
Total Preferred Stocks — 0.0%			45,822
Total Preferred Securities — 8.7%			41,367,899

U.S. Treasury Obligations — 1.8%		Par (000)
U.S. Treasury Bonds, 2.75%, 8/15/47	USD	9,000	8,804,531

Warrant	Shares	Value
Machinery — 0.0%
AFGlobal Corp. (Issued/exercisable 6/8/17, 1 share for 1 warrant, Expires 10/06/22, Strike Price USD 0.00) (d)(f)	897	$—
Total Long-Term Investments (Cost — $450,190,907) — 96.3%		459,959,331

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (r)(s)	23,643,706	23,643,706
Total Short-Term Securities (Cost — $23,643,706) — 4.9%		23,643,706

Options Purchased
(Cost — $920,889) — 0.2%		807,896
Total Investments Before Options Written (Cost — $474,755,502) — 101.4%		484,410,933

Options Written
(Premiums Received — $ 138,000) — (0.0)%		(180,765)

Total Investments Net of Options Written — 101.4%		484,230,168
Liabilities in Excess of Other Assets — (1.4)%		(6,680,426)

Net Assets — 100.0%		$477,549,742

Notes to Schedule of Investments

(a)	Floating rate security. Rate shown is the rate in effect as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(f)	Non-income producing security.

(g)	Convertible security.

(h)	Zero-coupon bond.

(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(j)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Perpetual security with no stated maturity date.

(l)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(m)	Variable rate security. Rate shown is the rate in effect as of period end.

(n)	Amount is less than $500.

(o)	Issuer filed for bankruptcy and/or is in default.

(p)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(q)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $45,822, representing 0.01% of its net assets as of period end, and an original cost of $53,170.

(r)	Annualized 7-day yield as of period end.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	39

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

(s)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Shares Purchased		Shares Sold	Shares Held at September 30, 2017	Value at September 30, 2017	Income	Net Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	14,191,891	9,451,815	[2]	—	23,643,706	$23,643,706	$189,282	$98	—
iShares iBoxx $ High Yield Corporate Bond ETF	—	108,000		(108,000)	—	—	30,844	84,034	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	30,000	100,600		(60,000)	70,600	8,219,252	217,309	(302,635)	$172,878
Total						$31,862,958	$437,435	$(218,503)	$172,878

1 Includes net capital gain distributions, if applicable.

2 Represents net shares purchased.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 158	4	November 2017	$1	$ (3,786)
Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 160	8	November 2017	$7	(4,499)
U.S. Treasury Bonds (30 Year)	82	December 2017	$12,531	(307,953)
U.S. Ultra Treasury Bonds	20	December 2017	$3,303	4,347

				(311,891)

Short Contracts
Euro-Bobl	(14)	December 2017	$2,171	2,754
Euro-Bund	(32)	December 2017	$6,089	43,135
Long Gilt British	(4)	December 2017	$664	9,168
U.S. Treasury Notes (10 Year)	(132)	December 2017	$16,541	43,260
U.S. Treasury Notes (5 Year)	(3)	December 2017	$353	(103)

				98,214
Total				$(213,677)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	8,354	EUR	7,000	Nomura International PLC	10/04/17	$ 79
USD	607,702	CNH	3,956,262	HSBC Bank PLC	10/16/17	12,931
USD	2,628,781	EUR	2,191,630	Bank of America N.A.	10/16/17	36,086
USD	1,586,864	HKD	12,385,220	Citibank N.A.	10/16/17	598
USD	477,606	JPY	51,700,000	Goldman Sachs International	10/16/17	17,758
USD	3,516,650	JPY	382,399,500	JPMorgan Chase Bank N.A.	10/16/17	115,380
USD	669,740	JPY	73,621,000	Morgan Stanley & Co. International PLC	10/16/17	14,915
USD	39,773,579	EUR	33,120,000	Bank of America N.A.	10/25/17	573,256
USD	5,404,277	EUR	4,500,000	Morgan Stanley & Co. International PLC	10/25/17	78,146
USD	339,530	GBP	250,000	Barclays Bank PLC	10/25/17	4,237
USD	7,849,934	GBP	5,780,000	Barclays Bank PLC	10/25/17	97,955

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	188,739	GBP	140,000	Citibank N.A.	10/25/17	$ 975
USD	282,398	GBP	210,000	UBS AG	10/25/17	751
USD	203,438	GBP	150,000	UBS AG	10/25/17	2,262
USD	8,295	EUR	7,000	Deutsche Bank AG	11/06/17	4

						955,333

USD	58,198	GBP	45,000	UBS AG	10/04/17	(2,112)
EUR	240,000	USD	287,417	Morgan Stanley & Co. International PLC	10/16/17	(3,498)
USD	153,187	EUR	130,000	Citibank N.A.	10/25/17	(679)
USD	11,760	EUR	10,000	Deutsche Bank AG	10/25/17	(76)
USD	11,787	EUR	10,000	Morgan Stanley & Co. International PLC	10/25/17	(49)
USD	58,974	GBP	44,000	State Street Bank and Trust Co.	11/06/17	(58)

						(6,472)
Net Unrealized Appreciation						$948,861

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
iShares MSCI Emerging Markets Index ETF	1,500	10/20/17	USD	46.00	USD	6,722	$21,750
iShares Russell 2000 Index ETF	1,072	10/20/17	USD	149.00	USD	15,885	137,752
SPDR S&P 500 ETF Trust	265	10/20/17	USD	254.00	USD	6,658	12,853
SPDR S&P 500 ETF Trust	265	10/20/17	USD	258.00	USD	6,658	2,252
iShares MSCI Emerging Markets Index ETF	1,500	11/17/17	USD	47.00	USD	6,722	30,000
iShares MSCI Emerging Markets Index ETF	1,500	11/17/17	USD	46.50	USD	6,722	42,750
iShares Russell 2000 Index ETF	923	11/17/17	USD	150.00	USD	13,677	183,216
SPDR S&P 500 ETF Trust	265	12/15/17	USD	256.00	USD	6,658	52,205
Total							$482,778

OTC Credit Default Swaptions Purchased

	Counterparty	Expiration Date		Exercise Price	Received by the Fund		Paid by the Fund			Notional Amount (000)
Description					Rate	Frequency	Rate	Frequency			Value

Call
Bought protection on 5-Year Credit Default Swaps, 6/20/22	JPMorgan Chase Bank N.A.	12/20/17	USD	106.50	5.00%	Quarterly	CDX.NA.HY.28.V1	Quarterly	USD	23,000	$180,674

OTC Interest Rate Swaptions Purchased

	Counterparty	Expiration Date	Exercise Rate	Received by the Fund		Paid by the Fund			Notional Amount (000)	Value
Description				Rate	Frequency	Rate	Frequency
Put
30-Year Interest Rate Swap, 6/08/49	Goldman Sachs Bank USA	6/06/19	3.50%	3-month LIBOR	Quarterly	3.50%	Semi-annual	USD	5,070	$77,250
30-Year Interest Rate Swap, 6/08/49	JPMorgan Chase Bank N.A.	6/06/19	3.50%	3-month LIBOR	Quarterly	3.50%	Semi-annual	USD	4,410	67,194
Total										$144,444

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	41

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

OTC Credit Default Swaptions Written

Description	Counterparty	Expiration Date	Credit Rating[1]	Exercise Price	Received by the Fund		Paid by the Fund			Notional Amount (000)[2]	Value
					Rate	Frequency	Rate	Frequency

Call
Sold
protection on 5-Year Credit Default Swaps, 6/20/22	JPMorgan Chase Bank N.A.	12/20/2017	B+	USD 107.00	CDX.NA.HY.28.V1	Quarterly	5.00%	Quarterly	USD	23,000	$(110,299)
Sold
protection on 5-Year Credit Default Swaps, 6/20/22	JPMorgan Chase Bank N.A.	12/20/2017	B+	USD 107.50	CDX.NA.HY.28.V1	Quarterly	5.00%	Quarterly	USD	23,000	(70,466)
Total											$(180,765)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Upfront Premium Paid (Received)	Unrealized Appreciation
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC	USD	70	$(1,986)	$(2,446)	$ 460
CDX.NA.HY.28.V1	5.00%	Quarterly	6/20/22	B+	USD	71	5,565	4,839	726
ITRAXX.EUR.27.V1	1.00%	Quarterly	6/20/22	BBB+	EUR	500	14,397	13,527	870
ITRAXX.FINSR.27.V1	1.00%	Quarterly	6/20/22	A-	EUR	500	14,946	14,053	893
Total							$32,922	$29,973	$2,949

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Kingdom of Thailand	1.00%	Quarterly	Barclays Bank PLC	6/20/21	USD	500	$(11,072)	$ (509)	$(10,563)
Kingdom of Thailand	1.00%	Quarterly	Citibank N.A.	6/20/21	USD	140	(3,105)	(186)	(2,919)
Kingdom of Thailand	1.00%	Quarterly	JPMorgan Chase Bank N.A.	6/20/21	USD	180	(3,995)	(112)	(3,883)
Kingdom of Thailand	1.00%	Quarterly	JPMorgan Chase Bank N.A.	6/20/21	USD	180	(3,994)	(48)	(3,946)
People’s Republic of China	1.00%	Quarterly	Bank of America N.A.	6/20/22	USD	218	(4,292)	(1,702)	(2,590)

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
People’s Republic of China	1.00%	Quarterly	Barclays Bank PLC	6/20/22	USD	500	$(9,866)	$(4,242)	$ (5,624)
People’s Republic of China	1.00%	Quarterly	Barclays Bank PLC	6/20/22	USD	151	(2,975)	(1,247)	(1,728)
People’s Republic of China	1.00%	Quarterly	JPMorgan Chase Bank N.A.	6/20/22	USD	132	(2,599)	(1,278)	(1,321)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank PLC	12/20/22	USD	169	23,232	23,219	13
CenturyLink, Inc.	1.00%	Quarterly	Goldman Sachs Bank USA	12/20/22	USD	172	19,953	20,548	(595)
Total							$1,287	$34,443	$(33,156)

OTC Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating[1]		Notional Amount (000)[2]	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Ladbrokes PLC	1.00%	Quarterly	Citibank N.A.	6/20/22	BB	EUR	80	$(8,933)	$(9,076)	$ 143
Saipem SpA	5.00%	Quarterly	Credit Suisse International	6/20/22	BB+	EUR	100	10,691	6,878	3,813
Tata Motors Ltd.	5.00%	Quarterly	Barclays Bank PLC	6/20/22	BB+	EUR	50	9,211	9,255	(44)
Tata Motors Ltd.	5.00%	Quarterly	Credit Suisse International	6/20/22	BB+	EUR	60	11,053	11,227	(174)
UniCredit SpA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	6/20/22	Not Rated	EUR	300	4,527	951	3,576
Tata Motors Ltd.	5.00%	Quarterly	Bank of America N.A.	12/20/22	BB+	EUR	19	3,704	3,579	125
Tata Motors Ltd.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	BB+	EUR	31	5,815	5,719	96
Total								$36,068	$28,533	$7,535

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Reference Entity	Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Received	Unrealized Appreciation
3-month LIBOR	Quarterly	iBoxx USD Liquid High Yield Index	At Termination	Morgan Stanley & Co. International PLC	3/20/18	USD	10,000	$104,958	$(25,759)	$130,717

Balances reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps[1]	$32,419	$ (2,446)	$ 2,949	—
OTC Derivatives	81,376	(44,159)	138,483	$(33,387)

[1]

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	43

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$102,664	—	$ 102,664
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$955,333	—	—	955,333
Options purchased	Investments at value — unaffiliated[2]	—	$180,674	$482,778	—	144,444	—	807,896
Swaps — centrally cleared	Net unrealized appreciation[1]	—	2,949	—	—	—	—	2,949
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	89,142	—	—	130,717	—	219,859

Total		—	$272,765	$482,778	$955,333	$377,825	—	$2,088,701

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$316,341	—	$316,341
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$6,472	—	—	6,472
Options written	Options written at value	—	$180,765	—	—	—	—	180,765
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	51,787	—	—	25,759	—	77,546

Total		—	$232,552	—	$6,472	$342,100	—	$581,124

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$ 23,883	—	$(1,131,394)	—	$(1,107,511)
Forward foreign currency exchange contracts	—	—	—	$(3,972,883)	—	—	(3,972,883)
Options purchased[1]	—	—	(626,544)	(276,660)	558,176	—	(345,028)
Options written	—	—	199,047	—	112,629	—	311,676
Swaps	—	$376,580	—	—	(85,317)	—	291,263

Total	—	$376,580	$(403,614)	$ (4,249,543)	$ (545,906)	—	$(4,822,483)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$ (288,698)	—	$ (288,698)
Forward foreign currency exchange contracts	—	—	—	$ 966,114	—	—	966,114
Options purchased[2]	—	$ 42,674	$ (73,962)	50,402	(81,705)	—	(62,591)
Options written	—	(42,765)	—	—	—	—	(42,765)
Swaps	—	(18,697)	—	—	130,717	—	112,020

Total	—	$(18,788)	$ (73,962)	$ 1,016,516	$ (239,686)	—	$ 684,080

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$27,912,549
Average notional value of contracts — short	$9,991,559
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$41,713,284
Average amounts sold — in USD	$694,978
Options:
Average value of option contracts purchased	$207,917
Average value of option contracts written	$2,975
Average notional value of swaption contracts purchased	$31,722,500
Average notional value of swaption contracts written	$11,500,000
Credit default swaps:
Average notional value — buy protection	$1,636,423
Average notional value — sell protection	$5,334,169
Total return swaps:
Average notional value	$10,000,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$18,322		$49,915
Forward foreign currency exchange contracts	955,333		6,472
Options	807,896	[1]	180,765
Swaps — Centrally cleared	873		—
Swaps — OTC[2]	219,859		77,546

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,002,283		$314,698
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(501,973)		(49,915)

Total derivative assets and liabilities subject to an MNA	$1,500,310		$264,783

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2,3]
Bank of America N.A.	$613,046	$(4,292)	—	—	$608,754
Barclays Bank PLC	134,679	(23,957)	—	—	110,722
Citibank N.A.	1,716	(1,716)	—	—	—
Credit Suisse International	21,918	(174)	—	—	21,744
Deutsche Bank AG	4	(4)	—	—	—
Goldman Sachs Bank USA	97,798	(595)	—	—	97,203
Goldman Sachs International	17,758	—	—	—	17,758
HSBC Bank PLC	12,931	—	—	—	12,931
JPMorgan Chase Bank N.A.	373,590	(191,353)	—	—	182,237
Morgan Stanley & Co. International PLC	223,778	(29,306)	—	—	194,472
Nomura International PLC	79	—	—	—	79
UBS AG	3,013	(2,112)	—	—	901

Total	$1,500,310	$(253,509)	—	—	$1,246,801

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	45

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A	$4,292	$(4,292)	—	—	—
Barclays Bank PLC	23,957	(23,957)	—	—	—
Citibank N.A	12,860	(1,716)	—	—	$11,144
Credit Suisse International	174	(174)	—	—	—
Deutsche Bank AG	76	(4)	—	—	72
Goldman Sachs Bank USA	595	(595)	—	—	—
JPMorgan Chase Bank N.A	191,353	(191,353)	—	—	—
Morgan Stanley & Co. International PLC	29,306	(29,306)	—	—	—
State Street Bank and Trust Co.	58	—	—	—	58
UBS AG	2,112	(2,112)	—	—	—

Total	$264,783	$(253,509)	—	—	$11,274

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$50,690,232	$1,000,000	$51,690,232
Common Stocks[1]	$355,266	27,715	12,910	395,891
Corporate Bonds	—	212,341,494	—	212,341,494
Floating Rate Loan Interests	—	104,111,788	4,204,035	108,315,823
Foreign Agency Obligations	—	10,868,018	—	10,868,018
Foreign Government Obligations	—	4,984,495	—	4,984,495
Investment Companies	8,219,252	—	—	8,219,252
Non-Agency Mortgage-Backed Securities	—	11,608,623	1,363,073	12,971,696
Preferred Securities	—	41,322,077	—	41,322,077
U.S. Treasury Obligations	—	8,804,531	—	8,804,531
Short-Term Securities	23,643,706	—	—	23,643,706
Options Purchased:
Credit contracts	—	180,674	—	180,674
Equity contracts	482,778	—	—	482,778
Interest rate contracts	—	144,444	—	144,444
Unfunded Floating Rate Loan Interests[2]	—	—	352	352

Subtotal	$32,701,002	$445,084,091	$6,580,370	$484,365,463

Investments Valued at NAV[3]:				45,822

Total Investments				$484,411,285

[1]	See above Schedule of Investments for values in each industry.

[2]	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

[3]

As of September 30, 2017, certain of the Fund’s investments were fair valued using NAV per share or its equivalent as no quoted market value is available and have been excluded from the fair value hierarchy.

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (concluded)	BlackRock Credit Strategies Income Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$10,715	—	$10,715
Foreign currency exchange contracts	—	955,333	—	955,333
Interest rate contracts	$102,664	130,717	—	233,381
Liabilities:
Credit contracts	—	(214,152)	—	(214,152)
Foreign currency exchange contracts	—	(6,472)	—	(6,472)
Interest rate contracts	(316,341)	—	—	(316,341)

Total	$(213,677)	$876,141	—	$662,464

[1]

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Other Interests	Unfunded Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of September 30, 2016	$13,769,950	$12,501	$7,049,593	$1,827,355	—	—	$ 22,659,399
Transfers into Level 3	—	—	2,928,015	—	—	—	2,928,015
Transfers out of Level 3[1]	(6,806,750)	—	(1,717,939)	—	—	—	(8,524,689)
Other[2]	—	(8)	—	—	$8	—	—
Accrued discounts/premiums	1,848	—	8,235	9,857	—	—	19,940
Net realized gain (loss)	48,745	9,278	(26,693)	1,064	—	—	32,394
Net change in unrealized appreciation (depreciation)[3,4]	(6,793)	4,396	11,639	7,677	(8)	$352	17,263
Purchases	1,000,000	—	2,136,869	—	—	—	3,136,869
Sales	(7,007,000)	(13,257)	(6,185,684)	(482,880)	—	—	(13,688,821)

Closing Balance, as of September 30, 2017	$ 1,000,000	$12,910	$4,204,035	$1,363,073	—	$352	$ 6,580,370

Net change in unrealized appreciation (depreciation) oninvestments still held at September 30, 2017[4]	—	$12,910	$ (37,368)	$ 7,677	$(8)	$352	$ (16,437)

[1]

As of September 30, 2016, the Fund used observable inputs in determining the value of certain investments. As of September 30, 2017, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]	Certain Level 3 investments were re-classified between Common Stocks and Other Interests.

[3]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[4]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	47

Schedule of Investments September 30, 2017	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Agency Obligations — 0.9%
Fannie Mae, Series 2011-8, Class ZA, 4.00%, 2/25/41	USD	3,132	$3,301,845
Freddie Mac, Series 4253, Class DZ, 4.75%, 9/15/43		1,553	1,725,601

			5,027,446
Collateralized Mortgage Obligations — 11.4%
Fannie Mae, Series 1996-48, Class Z, 7.00%, 11/25/26		352	389,027
Freddie Mac, Series 4325, Class ZX, 4.50%, 4/15/44		2,215	2,509,509
Ginnie Mae:
Series 2002-45, Class PG, 6.00%, 3/17/32		324	326,692
Series 2009-122, Class PY, 6.00%, 12/20/39		1,056	1,172,712
Series 2009-31, Class PT, 3.76%, 5/20/39 (a)		408	420,564
Series 2013-149, Class MA, 2.50%, 5/20/40		16,764	16,782,892
Series 2014-107, Class WX, 6.78%, 7/20/39 (a)		2,058	2,368,037
Series 2015-103, Class B, 6.90%, 1/20/40 (a)		9,173	10,601,245
Series 2015-187, Class C, 5.23%, 3/20/41 (a)		14,960	16,727,254
Series 2015-55, Class A, 5.40%, 3/16/36 (a)		13,629	15,198,205

			66,496,137
Commercial Mortgage-Backed Securities — 0.9%
Fannie Mae, Series 2017-M7, Class A2, 2.96%, 2/25/27 (a)		1,710	1,724,404
Freddie Mac, Series K067, Class A2, 3.19%, 7/25/27		3,670	3,767,299

			5,491,703
Interest Only Collateralized Mortgage Obligations — 0.6%
Fannie Mae:
Series 2015-66, Class AS, (1 mo. LIBOR US + 6.250%), 5.01%, 9/25/45 (b)		14,204	2,375,688
Series 2011-100, Class S, (1 mo. LIBOR US + 6.450%), 5.21%, 10/25/41 (b)		1,729	272,869
Freddie Mac, Series 4611, Class BS, (1 mo. LIBOR US + 6.100%), 4.87%, 6/15/41 (b)		5,921	905,981

			3,554,538
Interest Only Commercial Mortgage-Backed Securities — 1.2%
Fannie Mae, Series 2016-M4, Class X2, 2.69%, 1/25/39 (a)		5,993	709,743
Freddie Mac:
Series K064, Class X1, 0.75%, 3/25/27 (a)		13,185	646,420
Series K721, Class X1, 0.46%, 8/25/22 (a)		74,167	1,032,740
Series KC01, Class X1, 0.85%, 12/25/22 (a)		10,963	259,370
Ginnie Mae:
Series 2016-110, Class IO, 1.04%, 5/16/58 (a)		5,155	414,592
Series 2017-24, Class IO, 0.86%, 12/16/56 (a)		3,279	230,039
Series 2017-53, Class IO, 0.69%, 12/15/56 (a)		21,148	1,381,433

U.S. Government Sponsored Agency Securities		Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2017-54, Class IO, 0.68%, 12/31/49 (a)	USD	13,609		$938,874
Series 2017-61, Class IO, 0.77%, 10/16/56 (a)		4,889		410,406
Series 2017-64, Class IO, 0.72%, 10/16/56 (a)		3,452		246,890
Series 2017-72, Class IO, 0.68%, 4/16/57 (a)		12,299		853,543

				7,124,050
Mortgage-Backed Securities — 156.6%
Fannie Mae Mortgage-Backed Securities:
2.50%, 3/01/27-10/01/32		5,492		5,533,963
3.00%, 10/01/32-11/01/45 (c)		96,516		97,478,482
3.40%, 4/01/41		174		176,326
3.50%, 10/01/32-10/01/47 (c)(d)		105,964		109,418,094
4.00%, 7/01/43		4,978		5,296,001
4.45%, 3/01/36-6/01/36		963		1,003,715
4.50%, 10/01/47 (c)		2,700		2,898,281
4.94%, 1/01/35-5/01/35		312		321,973
5.00%, 1/01/21-4/01/36		2,821		3,096,444
5.18%, 7/01/34		80		82,919
5.20%, 8/01/34-9/01/34		306		315,703
5.25%, 7/01/37-9/01/37		1,881		2,024,080
5.50%, 12/01/32-4/01/35		219		243,929
5.54%, 1/01/35		81		84,583
5.75%, 4/01/37-6/01/37		812		886,639
5.80%, 7/01/34		52		54,264
5.94%, 9/01/34		84		87,920
6.50%, 9/01/28-8/01/35		3,408		3,858,295
Freddie Mac Mortgage-Backed Securities:
3.00%, 6/01/35-10/01/46 (c)		2,374		2,420,118
3.50%, 9/01/20-10/01/47 (c)		3,412		3,523,540
4.00%, 4/01/19-5/01/26		519		541,217
5.00%, 5/01/35-12/01/38		153		168,062
5.65%, 5/01/37-12/01/37		1,403		1,553,316
5.75%, 8/01/37-4/01/38		1,928		2,144,730
7.50%, 2/01/27-3/01/27		2		2,422
9.00%, 12/01/19		—	(e)	29
Ginnie Mae Mortgage-Backed Securities:
2.50%, 10/15/46 (c)		9,380		9,190,935
3.00%, 5/15/42-10/15/47 (c)		107,900		109,402,749
3.50%, 4/15/41-10/15/47 (c)(d)		245,043		255,674,527
4.00%, 7/15/42-10/15/47 (c)(d)		114,150		120,506,465
4.50%, 12/15/34-10/15/47 (c)		63,759		68,604,946
5.00%, 9/15/28-4/20/42		50,230		55,251,538
5.30%, 12/15/36-4/15/37		586		648,083
5.50%, 3/15/32-12/15/34 (d)		12,320		13,886,803
5.64%, 2/15/37-6/15/37		3,191		3,594,544
5.65%, 5/20/37-6/20/38		2,717		2,980,089
5.75%, 8/20/37-9/20/38		2,747		3,021,574
5.80%, 11/15/36-3/15/37		2,713		3,052,797
6.00%, 3/20/28-1/15/39		16,665		18,811,369
6.50%, 9/20/27-10/20/40		6,495		7,296,227
7.00%, 3/20/24-5/20/27		41		44,344
7.50%, 4/20/23-10/20/25		4		4,190
8.00%, 5/15/21-5/15/30		101		105,820
8.50%, 3/15/19-2/15/25		30		30,742
9.00%, 10/15/19-10/15/21		21		21,913

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock GNMA Portfolio

U.S. Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities (continued)
9.50%, 6/15/18-9/15/22	USD	27	$27,847

			915,372,547
Total U.S. Government Sponsored Agency Securities — 171.6%			1,003,066,421

U.S. Treasury Obligations — 0.1%
U.S. Treasury Notes, 1.50%, 8/15/26		550	515,002
Total Long-Term Investments (Cost — $1,001,210,085) — 171.7%			1,003,581,423

Short-Term Securities		Shares
Money Market Funds — 2.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (f)(g)		16,697,387	16,697,387
Total Short-Term Securities (Cost — $16,697,387) — 2.9%			16,697,387

Options Purchased
(Cost — $207,693) — 0.0%			219,769
Total Investments Before TBA Sale Commitments and Options Written (Cost — $1,018,115,165) — 174.6%			1,020,498,579

TBA Sale Commitments (c)		Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
3.00%, 10/01/47	USD	90,232	$(90,527,737)
3.50%, 10/01/47		92,995	(95,868,396)
4.00%, 10/01/47		4,905	(5,164,428)
Freddie Mac Mortgage-Backed Securities:
3.50%, 10/01/47		1,406	(1,450,103)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/46		1,500	(1,520,859)
3.50%, 10/15/46		6,100	(6,340,189)
4.00%, 10/15/47		17,025	(17,928,787)
Total TBA Sale Commitments (Proceeds — $220,186,591) — (37.4)%			(218,800,499)

Options Written
(Premiums Received — $37,664) — (0.0)%			(46,537)
Total Investments Net of TBA Sale Commitments and Options Written — 137.2%			801,651,543
Liabilities in Excess of Other Assets — (37.2)%			(217,332,298)

Net Assets — 100.0%			$584,319,245

Notes to Consolidated Schedule of Investments

(a)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)	Floating rate security. Rate shown is the rate in effect as of period end.

(c)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$15,503,392	$ (24,330)
BNP Paribas Securities Corp.	$(210,578)	$ 750
Citigroup Global Markets, Inc.	$117,645,867	$ (21,572)
Credit Suisse Securities (USA) LLC	$27,512,751	$ (67,526)
Daiwa Capital Markets America, Inc.	$5,196,875	$ (9,375)
Deutsche Bank Securities, Inc.	$(1,765,970)	$ 6,993
Goldman Sachs & Co.	$(87,125,537)	$ 499,775
J.P. Morgan Securities LLC	$(16,003,468)	$ 191,233
Jefferies LLC	$18,227,874	$(123,001)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(17,458,652)	$ 364,574
Morgan Stanley & Co. LLC	$23,733,544	$(115,519)
RBC Capital Markets, LLC	$(4,825,672)	$ 35,156
Wells Fargo Securities, LLC	$(185,309)	$ (96)

(d)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(e)	Amount is less than $500.

(f)	Annualized 7-day yield as of period end.

(g)	During the year ended September 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	49

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Affiliated	Shares Held at September 30, 2016	Net Activity	Shares Held at September 30, 2017	Value at September 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	41,932,918	(25,235,531)	16,697,387	$16,697,387	$184,027	$43	—

[1]	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Barclays Capital, Inc.	1.30%	9/11/17	10/12/17	$ 47,707,000	$ 47,738,010	U.S. Government Sponsored Agency Securities	Up to 30 Days
Bank of Montreal	1.33%	9/20/17	10/23/17	122,720,000	122,765,338	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Capital, Inc.	1.33%	9/20/17	10/23/17	16,621,000	16,627,141	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate & Investment Bank SA	1.30%	9/20/17	10/23/17	37,761,000	37,774,636	U.S. Government Sponsored Agency Securities	Up to 30 Days
Total				$224,809,000	$224,905,125

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Bonds (30 Year)	12	December 2017	$1,834	$ (27,257)
Short Contracts
Euro Dollar	(9)	December 2017	$2,217	976
U.S. Treasury Notes (10 Year)	(64)	December 2017	$8,020	31,918
U.S. Treasury Notes (2 Year)	(169)	December 2017	$36,454	102,308
U.S. Treasury Notes (5 Year)	(640)	December 2017	$75,200	547,413
Euro Dollar	(10)	March 2018	$2,460	1,562
Euro Dollar	(9)	September 2018	$2,210	2,551
Euro Dollar	(3)	December 2018	$736	1,196
Euro Dollar	(4)	June 2019	$980	1,483

				689,407
Total				$662,150

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Exchange-Traded Options Purchased
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
Euro Dollar 90-Day Futures	269	10/13/17	USD	97.75	USD	6,586,801	$5,044
Euro Dollar 90-Day Futures	438	3/16/18	USD	97.75	USD	10,721,693	114,975
Total							$120,019

Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
Euro Dollar 90-Day Futures	438	3/16/18	USD	97.50	USD	10,721,693	$(46,537)

OTC Interest Rate Swaptions Purchased
		Expiration	Exercise	Received by the Fund		Paid by the Fund			Notional Amount
Description	Counterparty	Date	Rate	Rate	Frequency	Rate	Frequency		(000)	Value
Put
5-Year Interest Rate Swap, 11/24/22	Citibank N.A.	11/21/17	2.02%	3-month LIBOR	Quarterly	2.02%	Semi-annual	USD	23,900	$99,750

Centrally Cleared Interest Rate Swaps
Paid by the Fund		Received by the Fund			Notional			Upfront
Rate	Frequency	Rate	Frequency	Termination Date	Amount (000)		Value	Premium Paid	Unrealized Depreciation
3-month LIBOR	Quarterly	1.58%	Semi-annual	8/24/19	USD	29,900	$(67,390)	$475	$ (67,865)
3-month LIBOR	Quarterly	1.84%	Semi-annual	8/23/22	USD	4,500	(30,807)	80	(30,887)
3-month LIBOR	Quarterly	1.88%	Semi-annual	9/18/22	USD	2,700	(14,706)	49	(14,755)
3-month LIBOR	Quarterly	1.98%	Semi-annual	9/22/22	USD	6,550	(6,545)	119	(6,664)
Total							$(119,448)	$723	$(120,171)

Balances reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps[1]	$723	—	—	$(120,171)

[1]

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	51

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$689,407	—	$689,407
Options purchased	Investments at value — unaffiliated[2]	—	—	—	—	219,769	—	219,769

Total		—	—	—	—	$909,176	—	$909,176

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$ 27,257	—	$27,257
Options written	Options written at value	—	—	—	—	46,537	—	46,537
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	120,171	—	120,171

Total		—	—	—	—	$193,965	—	$193,965

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(1,971,495)	—	$(1,971,495)
Options purchased[1]	—	—	—	—	(46,250)	—	(46,250)
Options written	—	—	—	—	245,499	—	245,499
Swaps	—	—	—	—	(724,315)	$(2,431)	(726,746)

Total	—	—	—	—	$(2,496,561)	$(2,431)	$(2,498,992)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$1,005,727	—	$1,005,727
Options purchased[2]	—	—	—	—	112,629	—	112,629
Options written	—	—	—	—	(8,873)	—	(8,873)
Swaps	—	—	—	—	(117,739)	—	(117,739)

Total	—	—	—	—	$991,744	—	$991,744

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,163,082
Average notional value of contracts — short	$187,036,265
Options:
Average value of option contracts purchased	$55,224
Average value of option contracts written	$16,728
Average notional value of swaption contracts purchased	$8,050,000
Average notional value of swaption contracts written	$36,300,000
Interest rate swaps:
Average notional value — receives fixed rate	$30,487,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (concluded)	BlackRock GNMA Portfolio

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$142,813		$352
Options	219,769	[1]	46,537
Swaps - Centrally cleared	—		16,821

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$362,582		$63,710
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(262,832)		(63,710)

Total derivative assets and liabilities subject to an MNA	$99,750		—

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Citibank N.A.	$99,750	—	—	—	$99,750

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
U.S. Government Sponsored Agency Securities	—	$1,003,066,421	—	$1,003,066,421
U.S. Treasury Obligations	—	515,002	—	515,002
Short-Term Securities	$16,697,387	—	—	16,697,387
Options Purchased:
Interest rate contracts	120,019	99,750	—	219,769
Liabilities:
Investments:
TBA Sale Commitments	—	(218,800,499)	—	(218,800,499)

Total	$16,817,406	$784,880,674	—	$801,698,080

Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$689,407	—	—	$689,407
Liabilities:
Interest rate contracts	(73,794)	$(120,171)	—	(193,965)

Total	$615,613	$(120,171)	—	$495,442

[1]

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $224,905,125 are categorized as Level 2 within the disclosure hierarchy.

During the year ended September 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	53

Schedule of Investments September 30, 2017	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Arbor Realty CLO Ltd., Series 2015-FL2A, Class A, (1 mo. LIBOR US + 1.750%), 2.98%, 9/15/25 (a)(b)	USD	5,000	$5,019,750
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, (1 mo. LIBOR US + 1.700%), 2.93%, 9/15/26 (a)(b)		1,840	1,854,462
Bsprt Issuer Ltd., Series 2017-FL1, Class A, (1 mo. LIBOR US + 1.350%), 2.67%, 6/15/27 (a)(b)(c)		1,970	1,973,349
CIFC Funding Ltd.:
Series 2014-5A, Class A1R, (3 mo. LIBOR US + 1.400%), 2.70%, 1/17/27 (a)(b)		3,300	3,316,554
Series 2015-3A, Class A, (3 mo. LIBOR US + 1.420%), 2.73%, 10/19/27 (a)(b)		1,650	1,649,607
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (3 mo. LIBOR US + 1.200%), 2.52%, 8/15/30 (a)(b)		5,800	5,803,050
Fannie Mae REMIC Trust, Series 1996-W1, Class AL, 7.25%, 3/25/26 (d)		8	9,191
Invitation Homes Trust, Series 2014-SFR3, Class A, (1 mo. LIBOR US + 1.200%), 2.43%, 12/17/31 (a)(b)		169	168,614
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class A, (3 mo. LIBOR US + 1.120%), 2.43%, 4/20/25 (a)(b)		4,176	4,185,717
OCP CLO Ltd., Series 2012-2A, Class A1R, (3 mo. LIBOR US + 1.400%), 2.71%, 11/22/25 (a)(b)		7,300	7,370,643
Progress Residential Trust:
Series 2015-SFR2, Class A, 2.74%, 6/12/32 (b)		2,168	2,177,212
Series 2017-SFR1, Class A, 2.77%, 8/17/34 (b)		979	979,633
Tricon American Homes Trust, Series 2015-SFR1, Class A, (1 mo. LIBOR US + 1.250%), 2.57%, 5/17/32 (a)(b)		1,549	1,558,802
Venture XVIII CLO Ltd., Series 2014-18A, Class A, (3 mo. LIBOR US + 1.450%), 2.75%, 10/15/26 (a)(b)		3,300	3,300,145
Total Asset-Backed Securities — 5.8%			39,366,729

Foreign Agency Obligations
Mexico — 0.1%
Mexico City Airport Trust, 5.50%, 7/31/47 (b)		336	340,166
Petroleos Mexicanos, 4.63%, 9/21/23		21	21,691

			361,857
Total Foreign Agency Obligations — 0.1%			361,857

Foreign Government Obligations
Mexico — 1.1%
United Mexican States:
Series M, 5.00%, 12/11/19	MXN	136,000	7,200,830
10.00%, 11/20/36		2,400	170,172
8.50%, 11/18/38		2,500	156,359

			7,527,361
Saudi Arabia — 0.1%
Kingdom of Saudi Arabia, 3.63%, 3/04/28 (b)	USD	652	650,344

Foreign Government Obligations		Par (000)	Value
South Africa — 0.1%
Republic of South Africa:
6.25%, 3/31/36	ZAR	1,750	$93,208
6.50%, 2/28/41		880	46,071
8.75%, 2/28/48		3,410	227,781

			367,060
Total Foreign Government Obligations — 1.3%			8,544,765

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 1.6%
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, (1 mo. LIBOR US + 1.500%), 2.73%, 7/05/33 (a)(b)	USD	6,500	6,499,995
Credit Suisse Mortgage Capital Certificates, Series 2016-MFF, Class A, (1 mo. LIBOR US + 1.600%), 2.83%, 11/15/33 (a)(b)		690	692,622
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, (1 mo. LIBOR US + 1.300%), 2.53%, 12/15/34 (a)(b)		1,319	1,317,308
LMREC, Inc., Series 2016-CRE2, Class A, (1 mo. LIBOR US + 1.700%), 2.94%, 11/24/31 (a)(b)		780	784,891
RAIT Trust, Series 2017-FL7, Class A, (1 mo. LIBOR US + 0.950%), 2.18%, 6/15/37 (a)(b)		1,840	1,840,639

			11,135,455
Interest Only Commercial Mortgage-Backed Securities — 0.8%
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.92%, 5/10/58 (d)		7,600	836,295
Commercial Mortgage Pass-Through Certificates, Series 2015-CR24, Class XA, 1.01%, 8/10/48 (d)		10,885	546,993
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.94%, 2/10/34 (b)(d)		34,974	1,092,742
Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (b)(d)		29,200	871,541
Series 2015-WEST, Class XA, 1.08%, 2/10/37 (b)(d)		14,700	855,456
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (b)(d)		207,021	725,214
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class XA, 1.81%, 5/15/49 (d)		4,746	485,081

			5,413,322
Total Non-Agency Mortgage-Backed Securities — 2.4%			16,548,777

U.S. Government Sponsored Agency Securities
Agency Obligations — 2.7%
Fannie Mae:
Series 2011-8, Class ZA, 4.00%, 2/25/41		3,002	3,164,269
Series 2014-27, Class VC, 4.00%, 5/25/31		3,236	3,454,048
Series 2017-69, Class HA, 3.00%, 6/25/46		6,559	6,675,128
Federal Home Loan Bank, 4.00%, 4/10/28		4,100	4,527,946

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Agency Obligations (continued)
Small Business Administration Participation Certificates, Series 1998-20J, Class 1, 5.50%, 10/01/18	USD	43	$42,806

			17,864,197
Collateralized Mortgage Obligations — 0.3%
Ginnie Mae, Series 2014-107, Class WX, 6.78%, 7/20/39 (d)		2,001	2,303,281
Commercial Mortgage-Backed Securities — 2.8%
Fannie Mae, Series 2017-M7, Class A2, 2.96%, 2/25/27 (d)		1,965	1,981,552
Freddie Mac:
Series K066, Class A2, 3.12%, 6/25/27		12,230	12,488,441
Series K067, Class A2, 3.19%, 7/25/27		4,220	4,331,880

			18,801,873
Interest Only Commercial Mortgage-Backed Securities — 0.9%
Fannie Mae, Series 2016-M4, Class X2, 2.69%, 1/25/39 (d)		6,238	738,804
Freddie Mac:
Series K064, Class X1, 0.75%, 3/25/27 (d)		13,684	670,906
Series K718, Class X1, 0.77%, 1/25/22 (d)		3,720	86,161
Ginnie Mae:
Series 2005-50, Class IO, 0.44%, 6/16/45 (d)		2,038	11,655
Series 2005-9, Class IO, 0.45%, 1/16/45 (d)		7,046	103,500
Series 2006-30, Class IO, 2.30%, 5/16/46 (d)		1,687	113,499
Series 2017-24, Class IO, 0.86%, 12/16/56 (d)		3,412	239,407
Series 2017-30, Class IO, 0.76%, 8/16/58 (d)		7,380	503,484
Series 2017-44, Class IO, 0.70%, 4/17/51 (d)		7,389	476,679
Series 2017-53, Class IO, 0.69%, 12/15/56 (d)		20,354	1,329,548
Series 2017-54, Class IO, 0.68%, 12/31/49 (d)		4,735	326,684
Series 2017-61, Class IO, 0.77%, 10/16/56 (d)		4,954	415,839
Series 2017-64, Class IO, 0.72%, 10/16/56 (d)		3,502	250,443
Series 2017-72, Class IO, 0.68%, 4/16/57 (d)		13,000	902,208

			6,168,817
Mortgage-Backed Securities — 68.1%
Fannie Mae Mortgage-Backed Securities:
2.50%, 11/01/26-10/01/32 (e)		26,479	26,695,031
3.00%, 5/01/29-10/01/47 (e)		54,904	55,593,253
3.50%, 11/01/28-10/01/47 (e)		50,986	52,929,448
4.00%, 1/01/25-10/01/47 (e)		72,331	76,480,864
4.50%, 2/01/25-10/01/47 (e)		25,110	27,025,098
5.00%, 11/01/32-1/01/42		1,144	1,257,024
5.50%, 2/01/35-4/01/41		5,032	5,629,957
6.00%, 5/01/33-10/01/47 (e)		7,112	8,062,154
6.50%, 5/01/40		1,077	1,224,816
Freddie Mac Mortgage-Backed Securities:
2.50%, 9/01/27-2/01/32		5,530	5,588,511
3.00%, 1/01/30-3/01/47 (e)		48,113	48,471,983
3.50%, 10/01/32-10/01/47 (e)		28,828	29,834,385
4.00%, 8/01/40-10/01/47 (e)		15,174	16,069,759
4.50%, 2/01/39-10/01/47 (e)		4,463	4,794,445

U.S. Government Sponsored Agency Securities		Par (000)		Value
Mortgage-Backed Securities (continued)
5.00%, 7/01/35-11/01/41	USD	4,391		$4,811,084
5.50%, 6/01/41		1,703		1,896,445
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/47 (e)		15,528		15,743,935
3.50%, 12/20/41-10/15/47 (e)		30,260		31,513,262
4.00%, 4/20/39-10/15/47 (e)		23,450		24,731,662
4.50%, 12/20/39-10/15/47 (e)		15,870		17,061,688
5.00%, 12/15/38-7/20/41		4,062		4,448,656
7.00%, 6/15/23-3/15/24		—	(f)	96

				459,863,556
Total U.S. Government Sponsored Agency Securities — 74.8%				505,001,724

U.S. Treasury Obligations
U.S. Treasury Bonds:
6.13%, 8/15/29		1,201		1,666,997
6.25%, 5/15/30		1,125		1,597,720
4.25%, 5/15/39		1,992		2,491,945
4.50%, 8/15/39		1,934		2,500,526
4.38%, 11/15/39		1,941		2,469,771
3.13%, 2/15/43		5,259		5,549,272
2.88%, 5/15/43-11/15/46 (g)		12,057		12,123,620
3.63%, 8/15/43		4,915		5,640,346
3.75%, 11/15/43		4,815		5,644,083
3.00%, 2/15/47		6,528		6,714,915
2.75%, 8/15/47 (g)		10,500		10,271,953
U.S. Treasury Notes:
1.25%, 4/30/19-5/31/19 (g)		62,199		62,012,135
1.38%, 9/30/19-9/15/20 (g)		47,945		47,742,277
1.50%, 4/15/20-3/31/23		41,123		40,921,999
2.63%, 8/15/20-11/15/20		26,332		27,098,839
1.88%, 4/30/22-8/31/24 (g)		27,767		27,499,032
1.75%, 5/31/22-9/30/22 (g)		22,243		22,073,620
1.63%, 8/31/22-4/30/23 (g)		49,892		49,156,967
2.00%, 11/30/22-11/15/26		41,366		40,991,522
2.13%, 5/15/25		3,601		3,577,650
2.25%, 11/15/25-8/15/27 (g)		11,475		11,414,223
Total U.S. Treasury Obligations — 57.7%				389,159,412
Total Long-Term Investments (Cost — $960,789,863) — 142.1%				958,983,264

Short-Term Securities		Shares
Money Market Funds — 0.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (h)(i)		5,571,022		5,571,022
Total Short-Term Securities (Cost — $5,571,022) — 0.8%				5,571,022

Options Purchased
(Cost — $931,064) — 0.2%				927,373
Total Investments Before TBA Sale Commitments and Options Written (Cost — $967,291,949) — 143.1%				965,481,659

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	55

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

TBA Sale Commitments (e)		Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/32	USD	4,761	$(4,793,259)
3.00%, 10/01/32-10/01/47		12,020	(12,323,304)
3.50%, 10/01/32-10/01/47		22,587	(23,375,848)
4.00%, 10/01/32-10/01/47		57,864	(60,870,061)
4.50%, 10/01/32		388	(396,306)
5.00%, 10/01/47		498	(543,211)
5.50%, 10/01/47		2,358	(2,609,102)
6.00%, 10/01/47		5,020	(5,650,637)
Freddie Mac Mortgage-Backed Securities:
2.50%, 10/01/32		2,371	(2,388,111)
3.50%, 10/01/32-10/01/47		6,773	(7,008,858)
3.00%, 10/01/46		37,682	(37,819,119)
4.00%, 10/01/47		3,245	(3,416,630)
5.00%, 10/01/47		2,625	(2,852,523)
Ginnie Mae Mortgage-Backed Securities:

TBA Sale Commitments (e)		Par (000)	Value
3.00%, 10/15/46	USD	240	$(243,337)
4.00%, 10/15/47		9,665	(10,178,075)
4.50%, 10/15/47		10,400	(11,110,126)
Total TBA Sale Commitments (Proceeds — $186,093,189) — (27.5)%			(185,578,507)

Options Written
(Premiums Received — $98,068) — (0.0)%			(111,625)
Total Investments Net of TBA Sale Commitments and Options Written — 115.6%			779,791,527
Liabilities in Excess of Other Assets — (15.6)%			(104,970,612)

Net Assets — 100.0%			$674,820,915

Notes to Consolidated Schedule of Investments

(a)	Floating rate security. Rate shown is the rate in effect as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$ (2,315,396)	$ 15,203
BNP Paribas Securities Corp.	$ (1,474,047)	$ 5,250
Citigroup Global Markets, Inc.	$ 4,960,552	$ (24,352)
Credit Suisse Securities (USA) LLC	$ 563,203	$ 43,348
Daiwa Capital Markets America, Inc.	$ 4,365,375	$ (7,875)
Deutsche Bank Securities, Inc.	$ (1,694,101)	$ 7,830
Goldman Sachs & Co.	$(10,766,846)	$ 25,783
J.P. Morgan Securities LLC	$(16,491,953)	$ 90,550
Jefferies LLC	$ 4,932,969	$ (24,969)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(20,592,942)	$ 164,255
Mizuho Securities USA LLC	$ (3,518,504)	$ (897)
Morgan Stanley & Co. LLC	$ 10,546,727	$ (9,297)
Nomura Securities International, Inc.	$ (591,085)	$ 1,191
RBC Capital Markets, LLC	$ (1,543,873)	$ 1,337
Wells Fargo Securities, LLC	$ (7,960,728)	$ 32,855

(f)	Amount is less than $500.

(g)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(h)	Annualized 7-day yield as of period end.

(i)	During the year ended September 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at September 30, 2017	Value at September 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	16,296,656	(10,725,634)	5,571,022	$5,571,022	$52,598	$27	—

[1]	Includes net capital gain distributions, if applicable.

•	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Barclays Capital, Inc.	0.80%	9/29/17	10/02/17	$ 4,630,395	$ 4,630,601	U.S. Treasury Obligations	Overnight
BNP Paribas Securities Corp.	(0.15)%	9/29/17	10/02/17	27,546,960	27,546,730	U.S. Treasury Obligations	Overnight
BNP Paribas Securities Corp.	1.20%	9/29/17	10/02/17	13,251,544	13,252,427	U.S. Treasury Obligations	Overnight
Credit Suisse Securities (USA) LLC	1.25%	9/29/17	10/02/17	4,005,000	4,005,278	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	(0.05)%	9/29/17	10/02/17	21,226,500	21,226,441	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	1.25%	9/29/17	10/02/17	10,276,875	10,277,589	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	1.25%	9/29/17	10/02/17	13,499,493	13,500,430	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.65%	9/29/17	10/02/17	35,871,850	35,873,145	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.05%	9/29/17	10/02/17	14,152,480	14,153,306	U.S. Treasury Obligations	Overnight
Total				$144,461,097	$144,465,947

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Bonds (30 Year)	27	December 2017	$ 4,126	$ (64,192)
U.S. Ultra Treasury Bonds	7	December 2017	$ 1,156	(11,932)

				(76,124)

Short Contracts
Euro-Bund	(7)	December 2017	$ 1,332	7,971
U.S. Treasury Notes (10 Year)	(10)	December 2017	$ 1,253	958
U.S. Treasury Notes (2 Year)	(141)	December 2017	$ 30,414	82,297
U.S. Treasury Notes (5 Year)	(222)	December 2017	$ 26,085	193,501

				284,727

Total				$208,603

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	399,773	USD	126,000	Goldman Sachs International	10/03/17	$ 151
USD	126,000	BRL	390,411	BNP Paribas S.A.	10/03/17	2,803
USD	537,524	GBP	400,000	Morgan Stanley & Co. International PLC	10/04/17	1,435
COP	644,235,780	USD	218,000	Credit Suisse International	10/06/17	1,171
COP	17,684,400	USD	6,000	UBS AG	10/06/17	16
EUR	110,000	USD	130,023	HSBC Bank PLC	10/11/17	72
TRY	105,355	USD	29,429	Barclays Bank PLC	10/11/17	34
TRY	128,596	USD	35,903	BNP Paribas S.A.	10/11/17	59
TRY	29,512	USD	8,240	Royal Bank of Scotland PLC	10/11/17	13
TRY	105,367	USD	29,429	UBS AG	10/11/17	37
TWD	3,614,030	USD	119,000	Bank of America N.A.	10/11/17	251
USD	131,799	EUR	110,000	BNP Paribas S.A.	10/11/17	1,704
USD	105,000	MXN	1,914,045	Goldman Sachs International	10/11/17	104

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	57

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	119,000	TWD	3,550,960	JPMorgan Chase Bank N.A.	10/11/17	$1,830
USD	86,194	AUD	109,200	Barclays Bank PLC	10/13/17	553
USD	89,000	ZAR	1,161,856	Goldman Sachs International	10/13/17	3,384
RUB	9,264,000	USD	160,000	Bank of America N.A.	10/18/17	407
USD	135,750	CAD	168,697	Bank of America N.A.	10/18/17	531
RUB	7,476,711	USD	129,000	Citibank N.A.	10/20/17	414
USD	334,189	MXN	6,103,865	Royal Bank of Scotland PLC	10/23/17	357
RUB	4,357,500	USD	75,000	Deutsche Bank AG	11/15/17	76
RUB	4,357,500	USD	75,000	JPMorgan Chase Bank N.A.	11/15/17	76
USD	46,730	ZAR	629,748	Bank of America N.A.	11/17/17	592
USD	99,110	ZAR	1,317,602	Deutsche Bank AG	11/17/17	2,577
USD	233,037	ZAR	3,126,756	Deutsche Bank AG	11/17/17	3,958
USD	987,514	TRY	3,571,000	BNP Paribas S.A.	11/20/17	984
GBP	55,000	USD	73,885	Citibank N.A.	12/20/17	8
NZD	220,000	MXN	2,840,750	Goldman Sachs International	12/20/17	4,708
USD	115,874	AUD	145,000	Goldman Sachs International	12/20/17	2,246
USD	134,483	GBP	100,000	Deutsche Bank AG	12/20/17	132
USD	3,658,000	MXN	66,062,017	HSBC Bank PLC	12/20/17	78,064
USD	65,576	NZD	90,000	HSBC Bank PLC	12/20/17	674
USD	65,809	NZD	90,000	HSBC Bank PLC	12/20/17	907
USD	124,405	NZD	170,000	HSBC Bank PLC	12/20/17	1,812
USD	30,000	SEK	237,864	Barclays Bank PLC	12/20/17	649
USD	110,000	ZAR	1,437,480	BNP Paribas S.A.	12/20/17	5,234
TRY	1,845,136	USD	478,672	BNP Paribas S.A.	6/25/18	1,941
TRY	4,386,864	USD	1,133,337	BNP Paribas S.A.	6/25/18	9,334

						129,298

USD	2,000	BRL	6,345	Deutsche Bank AG	10/03/17	(2)
CLP	74,398,800	USD	119,000	Royal Bank of Scotland PLC	10/05/17	(2,776)
USD	109,000	COP	325,365,000	BNP Paribas S.A.	10/06/17	(1,690)
USD	109,000	COP	325,365,000	BNP Paribas S.A.	10/06/17	(1,690)
USD	109,000	COP	323,381,200	Royal Bank of Scotland PLC	10/06/17	(1,016)
EUR	110,000	USD	132,271	Morgan Stanley & Co. International PLC	10/11/17	(2,177)
MXN	2,353,332	EUR	110,000	Goldman Sachs International	10/11/17	(1,124)
MXN	1,909,047	USD	105,000	Bank of America N.A.	10/11/17	(378)
MXN	1,869,013	USD	105,000	Goldman Sachs International	10/11/17	(2,572)
TRY	366,095	USD	103,000	BNP Paribas S.A.	10/11/17	(623)
IDR	1,568,420,000	USD	119,000	JPMorgan Chase Bank N.A.	10/12/17	(2,686)
AUD	3,200	USD	2,551	Barclays Bank PLC	10/13/17	(41)
AUD	106,000	USD	84,806	Deutsche Bank AG	10/13/17	(1,674)
CAD	118,351	USD	95,025	BNP Paribas S.A.	10/16/17	(163)
TRY	260,193	USD	75,000	Citibank N.A.	10/16/17	(2,348)
TRY	75,615	USD	21,834	Citibank N.A.	10/16/17	(720)
TRY	52,386	USD	15,126	Citibank N.A.	10/16/17	(499)
TRY	260,295	USD	75,000	Deutsche Bank AG	10/16/17	(2,320)
TRY	61,391	USD	17,722	Goldman Sachs International	10/16/17	(580)
TRY	42,532	USD	12,278	Goldman Sachs International	10/16/17	(402)
TRY	122,657	USD	35,444	HSBC Bank PLC	10/16/17	(1,196)
TRY	84,977	USD	24,556	HSBC Bank PLC	10/16/17	(828)
TRY	79,978	USD	23,040	Royal Bank of Scotland PLC	10/16/17	(708)

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	167,435	USD	135,750	BNP Paribas S.A.	10/18/17	$(1,543)
MXN	1,333,559	USD	75,000	Goldman Sachs International	10/18/17	(2,003)
MXN	1,336,050	USD	75,000	JPMorgan Chase Bank N.A.	10/18/17	(1,867)
MXN	1,336,200	USD	75,000	JPMorgan Chase Bank N.A.	10/18/17	(1,859)
MXN	1,336,292	USD	75,000	UBS AG	10/18/17	(1,854)
TRY	659,119	EUR	159,000	Deutsche Bank AG	10/18/17	(4,187)
TRY	282,265	USD	81,024	BNP Paribas S.A.	10/23/17	(2,376)
TRY	269,000	USD	76,956	BNP Paribas S.A.	10/23/17	(2,004)
USD	1,205,348	TRY	4,386,864	BNP Paribas S.A.	10/23/17	(16,980)
USD	508,933	TRY	1,845,136	BNP Paribas S.A.	10/23/17	(5,184)
MXN	3,820,182	USD	215,000	Goldman Sachs International	10/25/17	(6,138)
IDR	5,219,826,000	USD	393,000	BNP Paribas S.A.	10/27/17	(6,407)
RUB	5,198,760	USD	90,000	JPMorgan Chase Bank N.A.	10/27/17	(126)
USD	90,000	RUB	5,270,400	Deutsche Bank AG	10/27/17	(1,113)
CLP	75,654,250	USD	119,000	Credit Suisse International	11/03/17	(888)
CLP	76,081,460	USD	119,000	Deutsche Bank AG	11/03/17	(221)
USD	103,000	COP	303,901,500	Deutsche Bank AG	11/03/17	(13)
USD	103,365	AUD	132,000	Goldman Sachs International	11/06/17	(126)
TRY	29,000	USD	8,233	BNP Paribas S.A.	11/20/17	(222)
AUD	145,000	USD	116,194	Citibank N.A.	12/20/17	(2,567)
EUR	110,000	USD	131,934	Goldman Sachs International	12/20/17	(1,307)
GBP	55,000	USD	74,044	Citibank N.A.	12/20/17	(151)
JPY	16,290,215	CHF	140,000	Goldman Sachs International	12/20/17	(26)
MXN	1,442,001	NZD	110,000	HSBC Bank PLC	12/20/17	(1,182)
MXN	1,435,981	NZD	110,000	JPMorgan Chase Bank N.A.	12/20/17	(1,508)
NZD	90,000	USD	65,228	BNP Paribas S.A.	12/20/17	(326)
NZD	170,000	USD	123,411	Citibank N.A.	12/20/17	(818)
NZD	90,000	USD	65,097	HSBC Bank PLC	12/20/17	(195)
SEK	239,730	USD	30,000	BNP Paribas S.A.	12/20/17	(418)
TRY	53,855	USD	15,000	BNP Paribas S.A.	12/20/17	(246)
USD	147,688	GBP	110,000	BNP Paribas S.A.	12/20/17	(99)
USD	122,528	NZD	170,000	Deutsche Bank AG	12/20/17	(66)
ZAR	922,950	USD	70,000	BNP Paribas S.A.	12/20/17	(2,734)
ZAR	1,439,735	USD	110,000	Deutsche Bank AG	12/20/17	(5,070)
TRY	269,000	USD	72,091	BNP Paribas S.A.	6/25/18	(2,023)
TRY	3,571,000	USD	918,550	BNP Paribas S.A.	8/20/18	(1,917)
TRY	29,000	USD	7,665	BNP Paribas S.A.	8/20/18	(222)

						(104,199)
Net Unrealized Appreciation						$25,099

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price		Notional Amount (000)		Value
Put
USD Currency	Down-and-Out	JPMorgan Chase Bank N.A.	—	11/16/17	BRL	3.10	USD	2.96	USD	160	$432

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	59

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

  Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
Euro Dollar 90-Day Futures	285	10/13/17	USD	97.75	USD	6,978,581	$5,344
U.S. Treasury Notes (10 Year) Futures	501	10/27/17	USD	125.00	USD	6,278,156	195,703
U.S. Treasury Notes (10 Year) Futures	936	10/27/17	USD	124.50	USD	11,729,250	248,625
U.S. Treasury Notes (10 Year) Futures	367	11/24/17	USD	124.00	USD	4,598,969	103,219
Euro Dollar 90-Day Futures	500	3/16/18	USD	97.75	USD	12,239,375	131,250
Total							$684,141

  OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	JPMorgan Chase Bank N.A.	—	10/12/17	CAD	1.23	USD	136	$1,993
USD Currency	BNP Paribas S.A.	—	10/16/17	CAD	1.28	USD	181	88
USD Currency	Deutsche Bank AG	—	3/05/18	KRW	1190.00	USD	8,119	127,196
Total								$129,277

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Expiration Date	Exercise Rate	Received by the Fund		Paid by the Fund		Notional Amount (000)	Value
				Rate	Frequency	Rate	Frequency

Put
5-Year Interest Rate Swap, 11/24/22	Citibank N.A.	11/21/17	2.02%	3-month LIBOR	Quarterly	2.02%	Semi-annual	USD 27,200	$113,523

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
U.S. Treasury Notes (10 Year) Futures	936	10/27/17	USD	123.50	USD	11,729,250	$(58,500)
Euro Dollar 90-Day Futures	500	3/16/18	USD	97.50	USD	12,239,375	(53,125)
Total							$(111,625)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Received	Unrealized Depreciation
CDX.NA.IG.29.V1	1.00%	Quarterly	12/20/22	USD 3,801	$(84,116)	$(78,972)	$(5,144)

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

7.36%	Monthly	28-day MXIBTIIE	Monthly	N/A	1/28/19	MXN	28,737	$(3,449)	$2	$(3,451)

28-day
MXIBTIIE	Monthly	7.08%	Monthly	N/A	8/08/19	MXN	33,230	714	20	694

3-month
LIBOR	Quarterly	1.58%	Semi-annual	N/A	8/24/19	USD	34,000	(76,631)	379	(77,010)

28-day
MXIBTIIE	Monthly	7.32%	Monthly	N/A	2/20/20	MXN	24,281	11,307	11	11,296

28-day
MXIBTIIE	Monthly	7.16%	Monthly	N/A	4/29/20	MXN	22,860	7,432	12	7,420
		3-month
1.37%	Quarterly	LIBOR	Quarterly	N/A	11/30/20	USD	10,970	126,219	96	126,123

3-month
LIBOR	Quarterly	2.05%	Semi-annual	7/26/2019[1]	7/26/21	USD	17,755	(20,256)	200	(20,456)

3-month
LIBOR	Quarterly	2.09%	Semi-annual	7/29/2019[1]	7/29/21	USD	18,140	(5,874)	204	(6,078)

3-month
LIBOR	Quarterly	2.08%	Semi-annual	7/31/2019[1]	7/31/21	USD	52,262	(24,317)	589	(24,906)

28-day
MXIBTIIE	Monthly	7.45%	Monthly	N/A	3/07/22	MXN	8,214	11,260	(4)	11,264

28-day
MXIBTIIE	Monthly	7.48%	Monthly	N/A	3/07/22	MXN	4,107	5,927	3	5,924

28-day
MXIBTIIE	Monthly	7.47%	Monthly	N/A	3/07/22	MXN	4,107	5,848	3	5,845

28-day
MXIBTIIE	Monthly	7.16%	Monthly	N/A	6/01/22	MXN	9,777	7,780	7	7,773

3-month
LIBOR	Quarterly	1.84%	Semi-annual	N/A	8/23/22	USD	5,100	(34,914)	66	(34,980)

3-month
LIBOR	Quarterly	1.88%	Semi-annual	N/A	9/18/22	USD	3,100	(16,884)	41	(16,925)

3-month
LIBOR	Quarterly	1.98%	Semi-annual	N/A	9/22/22	USD	7,500	(7,494)	99	(7,593)

3-month
LIBOR	Quarterly	2.13%	Semi-annual	N/A	8/25/25	USD	130	(382)	2	(384)

		3-month
2.22%	Semi-annual	LIBOR	Quarterly	N/A	8/11/27	USD	10,800	58,891	168	58,723

		3-month
2.50%	Semi-annual	LIBOR	Quarterly	7/26/2019[1]	7/26/29	USD	3,929	(7,553)	61	(7,614)

		3-month
2.57%	Semi-annual	LIBOR	Quarterly	7/29/2019[1]	7/29/29	USD	3,920	(31,272)	61	(31,333)

		3-month
2.58%	Semi-annual	LIBOR	Quarterly	7/31/2019[1]	7/31/29	USD	11,614	(102,726)	180	(102,906)

		3-month
2.38%	Semi-annual	LIBOR	Quarterly	N/A	4/24/45	USD	1,225	26,984	27	26,957

		3-month
2.39%	Semi-annual	LIBOR	Quarterly	N/A	4/24/45	USD	1,220	24,132	27	24,105

3-month
LIBOR	Quarterly	2.83%	Semi-annual	N/A	7/10/45	USD	2,350	158,690	47	158,643
Total								$113,432	$2,301	$ 111,131

[1]	Forward swap.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	61

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund			Notional Amount (000)			Upfront Premium Paid
Reference Index	Frequency	Rate	Frequency	Termination Date			Value		Unrealized Appreciation
UK RPI All Items Monthly	At Termination	3.46%	At Termination	10/15/26	GBP	1,700	$17,892	$21	$17,871

OTC Credit Default Swaps — Buy Protection

Reference Obligation/ Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Depreciation
Republic of the Philippines	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	2,678	$(44,842)	$(42,624)	$ (2,218)
CMBX.NA.10.AAA	0.50%	Monthly	J.P. Morgan Securities LLC	11/17/59	USD	7,000	71,550	121,270	(49,720)
Total							$26,708	$78,646	$(51,938)

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
9.50%	At Termination	1-day BZDIOVER	At Termination	Bank of America N.A.	10/02/17	BRL	3,996	$(726)	—	$(726)
9.99%	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	1/02/18	BRL	3,258	(7,168)	—	(7,168)
8.98%	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	1/02/18	BRL	1,008	(351)	—	(351)
9.98%	At Termination	1-day BZDIOVER	At Termination	JPMorgan Chase Bank N.A.	1/02/18	BRL	3,258	(5,219)	—	(5,219)
28-day MXIBTIIE	Monthly	7.07%	Monthly	Citibank N.A.	11/21/18	MXN	9,141	(1,038)	—	(1,038)
28-day MXIBTIIE	Monthly	7.06%	Monthly	JPMorgan Chase Bank N.A.	11/21/18	MXN	10,969	(1,313)	—	(1,313)
28-day MXIBTIIE	Monthly	6.98%	Monthly	Citibank N.A.	11/28/18	MXN	15,600	(2,818)	$(17)	(2,801)
28-day MXIBTIIE	Monthly	6.98%	Monthly	JPMorgan Chase Bank N.A.	11/28/18	MXN	8,850	(1,599)	(10)	(1,589)
7.75%	At Termination	1-day BZDIOVER	At Termination	Bank of America N.A.	1/02/19	BRL	2,715	(4,558)	—	(4,558)
1-day BZDIOVER	At Termination	9.25%	At Termination	Citibank N.A.	1/02/19	BRL	2,759	19,177	—	19,177
8.00%	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	1/02/19	BRL	2,700	(6,978)	—	(6,978)
1-day BZDIOVER	At Termination	9.28%	At Termination	JPMorgan Chase Bank N.A.	1/02/19	BRL	2,619	18,486	—	18,486
8.78%	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	1/02/20	BRL	2,708	(13,520)	—	(13,520)
1-day BZDIOVER	At Termination	9.14%	At Termination	Bank of America N.A.	1/04/21	BRL	1,205	5,459	—	5,459
1-day BZDIOVER	At Termination	9.61%	At Termination	Bank of America N.A.	1/02/23	BRL	633	3,135	—	3,135
1-day BZDIOVER	At Termination	9.84%	At Termination	Citibank N.A.	1/02/23	BRL	1,203	10,442	—	10,442
1-day BZDIOVER	At Termination	9.85%	At Termination	Citibank N.A.	1/02/23	BRL	633	5,575	—	5,575

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28-day
MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	8/06/25	MXN	5,716	$(11,580)	$(21)	$(11,559)

		28-day
6.31%	Monthly	MXIBTIIE	Monthly	Deutsche Bank AG	8/11/25	MXN	7,502	17,041	31	17,010

		3-month		Credit Suisse Securities (USA)
7.67%	Quarterly	JIBAR	Quarterly	LLC	9/14/27	ZAR	1,655	1,479	11	1,468

		3-month		Credit Suisse Securities (USA)
7.72%	Quarterly	JIBAR	Quarterly	LLC	9/19/27	ZAR	2,660	1,699	11	1,688

		3-month		Credit Suisse Securities (USA)
7.71%	Quarterly	JIBAR	Quarterly	LLC	9/19/27	ZAR	1,330	919	6	913

		3-month		Credit Suisse Securities (USA)
7.74%	Quarterly	JIBAR	Quarterly	LLC	9/21/27	ZAR	1,070	539	10	529
Total								$27,083	$ 21	$ 27,062

Balances reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps[1]	$2,326	$(78,976)	$462,638	$(338,780)
OTC Derivatives	121,339	(42,672)	83,882	(108,758)

[1]

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]		—	—	—	$284,727	—	$284,727
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$129,298	—	—	129,298
Options purchased	Investments at value — unaffiliated[2]	—	—	—	129,709	797,664	—	927,373
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	444,767	$17,871	462,638
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$121,270	—	—	83,951	—	205,221
Total		—	$121,270	—	$259,007	$1,611,109	$17,871	$2,009,257

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	63

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$76,124	—	$76,124
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$104,199	—	—	104,199
Options written	Options written at value	—	—	—	—	111,625	—	111,625
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$5,144	—	—	333,636	—	338,780
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	94,562	—	—	56,868	—	151,430

Total		—	$99,706	—	$104,199	$578,253	—	$782,158

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(670,697)	—	$(670,697)
Forward foreign currency exchange contracts	—	—	—	$343,268	—	—	343,268
Options purchased[1]	—	—	—	(669,918)	1,381,453	—	711,535
Options written	—	—	—	258,852	(407,851)	—	(148,999)
Swaps	—	$(238,912)	—	(122,941)	774,901	$(2,294)	410,754

Total	—	$(238,912)	—	$(190,739)	$1,077,806	$(2,294)	$645,861

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$481,109	—	$481,109
Forward foreign currency exchange contracts	—	—	—	$288,278	—	—	288,278
Options purchased[2]	—	—	—	(22,327)	277,362	—	255,035
Options written	—	—	—	—	(392,447)	—	(392,447)
Swaps	—	$(50,880)	—	—	357,209	$17,871	324,200

Total	—	$(50,880)	—	$265,951	$723,233	$17,871	$956,175

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,607,157
Average notional value of contracts — short	$136,256,654
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$21,603,119
Average amounts sold — in USD	$13,916,713
Options:
Average value of option contracts purchased	$351,704
Average value of option contracts written	$31,852
Average notional value of swaption contracts purchased	$8,850,000
Average notional value of swaption contracts written	$70,950,000
Credit default swaps:
Average notional value — buy protection	$7,852,500
Interest rate swaps:
Average notional value — pays fixed rate	$57,173,474
Average notional value — receives fixed rate	$65,601,552
Inflation swaps:
Average notional value — pays fixed rate	$5,391,867
Average notional value — receives fixed rate	$8,976,521
Total return swaps:
Average notional value	$5,579,381

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments - Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 88,463		$ 2,109
Forward foreign currency exchange contracts	129,298		104,199
Options	927,373	[1]	111,625
Swaps - Centrally cleared	—		119,110
Swaps - OTC[2]	205,221		151,430

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,350,355		$ 488,473
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(772,604)		(232,844)

Total derivative assets and liabilities subject to an MNA	$ 577,751		$ 255,629

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$10,375	$(5,662)	—	—	$4,713
Barclays Bank PLC	1,236	(41)	—	—	1,195
BNP Paribas S.A.	22,147	(22,147)	—	—	—
Citibank N.A.	149,139	(38,976)	—	—	110,163
Credit Suisse International	1,171	(888)	—	—	283
Credit Suisse Securities (USA) LLC	4,636	—	—	—	4,636
Deutsche Bank AG	150,980	(14,666)	—	—	136,314
Goldman Sachs International	10,593	(10,593)	—	—	—
HSBC Bank PLC	81,529	(3,401)	—	—	78,128
J.P. Morgan Securities LLC	121,270	(49,720)	—	—	71,550
JPMorgan Chase Bank N.A.	22,817	(22,817)	—	—	—
Morgan Stanley & Co. International PLC	1,435	(1,435)	—	—	—
Royal Bank of Scotland PLC	370	(370)	—	—	—
UBS AG	53	(53)	—	—	—

Total	$577,751	$(170,769)	—	—	$406,982

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$5,662	$(5,662)	—	—	—
Barclays Bank PLC	41	(41)	—	—	—
BNP Paribas S.A.	46,867	(22,147)	—	—	$24,720
Citibank N.A.	38,976	(38,976)	—	—	—
Credit Suisse International	888	(888)	—	—	—
Deutsche Bank AG	14,666	(14,666)	—	—	—
Goldman Sachs International	25,858	(10,593)	—	—	15,265
HSBC Bank PLC	3,401	(3,401)	—	—	—
J.P. Morgan Securities LLC	49,720	(49,720)	—	—	—
JPMorgan Chase Bank N.A.	61,019	(22,817)	—	—	38,202
Morgan Stanley & Co. International PLC	2,177	(1,435)	—	—	742
Royal Bank of Scotland PLC	4,500	(370)	—	—	4,130
UBS AG	1,854	(53)	—	—	1,801

Total	$255,629	$(170,769)	—	—	$84,860

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable from the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	65

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$37,393,380	$1,973,349	$39,366,729
Foreign Agency Obligations	—	361,857	—	361,857
Foreign Government Obligations	—	8,544,765	—	8,544,765
Non-Agency Mortgage-Backed Securities	—	16,548,777	—	16,548,777
U.S. Government Sponsored Agency Securities	—	505,001,724	—	505,001,724
U.S. Treasury Obligations	—	389,159,412	—	389,159,412
Short-Term Securities	$5,571,022	—	—	5,571,022
Options Purchased:
Foreign currency exchange contracts	—	129,709	—	129,709
Interest rate contracts	684,141	113,523	—	797,664
Liabilities:
Investments:
TBA Sale Commitments	—	(185,578,507)	—	(185,578,507)

Total	$6,255,163	$771,674,640	$1,973,349	$779,903,152

Derivative Financial Instruments[1]
Assets:
Foreign Currency Exchange Contracts	—	$129,298	—	$129,298
Interest rate contracts	$284,727	528,649	—	813,376
Other contracts	—	17,871	—	17,871
Liabilities:
Credit contracts	—	(57,082)	—	(57,082)
Foreign Currency Exchange Contracts.	—	(104,199)	—	(104,199)
Interest rate contracts	(187,749)	(390,456)	—	(578,205)

Total	$96,978	$124,081	—	$221,059

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $144,465,947 are categorized as Level 2 within the disclosure hierarchy.

During the year ended September 30, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Project Loans	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of September 30, 2016	$7,587,617	$21,035	$15,076	$7,623,728
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(3,486,386)	—	—	(3,486,386)
Accrued discounts/premiums	670	(35)	—	635
Net realized gain (loss)	3,124	407	9,269	12,800
Net change in unrealized appreciation (depreciation)[1,2]	(1,676)	1,359	(2,346)	(2,663)
Purchases	1,970,000	336	3,745	1,974,081
Sales	(4,100,000)	(23,102)	(25,744)	(4,148,846)

Closing Balance, as of September 30, 2017	$1,973,349	—	—	$1,973,349

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017[1]	$3,349	—	—	$3,349

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	67

Statements of Assets and Liabilities

September 30, 2017	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

Assets
Investments at value — unaffiliated[1]	$452,547,975	$1,003,801,192	$959,910,637
Investments at value — affiliated[2]	31,862,958	16,697,387	5,571,022
Cash	672,664	—	141,783
Cash pledged:
Collateral — options written	50,000	—	—
Futures contracts	518,762	557,310	235,650
Centrally cleared swaps	110,000	443,000	759,560
Foreign currency at value[3]	744,409	—	1,858,780
Receivables:
Investments sold	5,339,910	87,792,434	27,956,571
TBA sale commitments	—	220,186,591	186,093,189
Capital shares sold	903,357	1,032,406	1,931,060
Dividends — affiliated	24,689	15,908	5,702
Interest	4,266,436	2,554,668	3,372,490
From the Manager	82,632	93,114	276,753
Variation margin on futures contracts	18,322	142,813	88,463
Variation margin on centrally cleared swaps	873	—	—
Swap premiums paid	81,376	—	121,339
Unrealized appreciation on:
Forward foreign currency exchange contracts	955,333	—	129,298
OTC swaps	138,483	—	83,882
Unfunded floating rate loan interests	352	—	—
Prepaid expenses	54,967	44,229	51,970
Other assets	—	—	18,311

Total assets	498,373,498	1,333,361,052	1,188,606,460

Liabilities
Bank overdraft	—	2,213	—
Cash received:
Collateral — reverse repurchase agreements	—	250,000	—
Collateral — TBA commitments	—	580,000	20,000
Options written at value[4]	180,765	46,537	111,625
TBA sale commitments at value[5]	—	218,800,499	185,578,507
Payables:
Investments purchased	18,861,220	301,109,031	180,297,824
Reverse repurchase agreements	—	224,905,125	144,465,947
Capital shares redeemed	1,037,360	2,195,411	1,487,175
Income dividends	144,920	525,149	649,010
Investment advisory fees	23,649	111,927	151,211
Officer’s and Trustees’ fees	4,897	5,923	6,043
Other accrued expenses	388,348	367,104	439,116
Other affiliates	17	30,772	53,286
Service and distribution fees	48,647	94,943	148,953
Variation margin on futures contracts	49,915	352	2,109
Variation margin on centrally cleared swaps	—	16,821	119,110
Swap premiums received	44,159	—	42,672
Unrealized depreciation on:
Forward foreign currency exchange contracts	6,472	—	104,199
OTC swaps	33,387	—	108,758

Total liabilities	20,823,756	749,041,807	513,785,545

Net Assets	$477,549,742	$584,319,245	$674,820,915

Net Assets Consist of
Paid-in capital	$476,214,898	$641,094,018	$725,442,699
Distributions in excess of net investment income	(4,374,228)	(545,407)	(1,189,711)
Accumulated net realized loss	(4,777,492)	(60,531,978)	(48,510,323)
Net unrealized appreciation (depreciation)	10,486,564	4,302,612	(921,750)

Net Assets	$477,549,742	$584,319,245	$674,820,915

[1] Investments at cost — unaffiliated	$443,115,975	$1,001,417,778	$961,720,927
[2] Investments at cost — affiliated	$31,639,527	$16,697,387	$5,571,022
[3] Foreign currency at cost	$743,165	—	$1,819,866
[4] Premiums received	$138,000	$37,664	$98,068
[5] Proceeds from TBA sale commitments	—	$220,186,591	$186,093,189

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Statements of Assets and Liabilities (concluded)

September 30, 2017	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

Net Asset Value
Institutional
Net assets	$337,105,624	$316,891,390	$165,709,260

Shares outstanding[1]	32,708,044	33,060,331	15,858,040

Net asset value	$10.31	$9.59	$10.45

Service
Net assets	—	$9,346,757	$2,039,082

Shares outstanding[1]	—	976,717	195,213

Net asset value	—	$9.57	$10.45

Investor A
Net assets	$109,702,073	$172,685,298	$422,775,024

Shares outstanding[1]	10,647,062	17,939,995	40,366,162

Net asset value	$10.30	$9.63	$10.47

Investor B1
Net assets	—	—	$76,895

Shares outstanding[1]	—	—	7,368

Net asset value	—	—	$10.44

Investor C
Net assets	$30,536,484	$64,370,488	$38,574,318

Shares outstanding[1]	2,962,510	6,717,257	3,688,303

Net asset value	$10.31	$9.58	$10.46

Investor C1
Net assets	—	—	$23,431,011

Shares outstanding[1]	—	—	2,240,917

Net asset value	—	—	$10.46

Class K
Net assets	$205,561	$21,025,312	—

Shares outstanding[1]	19,942	2,200,936	—

Net asset value	$10.31	$9.55	—

Class R
Net assets	—	—	$22,215,325

Shares outstanding[1]	—	—	2,121,459

Net asset value	—	—	$10.47

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	69

Statements of Operations

Year Ended September 30, 2017	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

Investment Income
Interest — unaffiliated	$18,630,476	$17,131,107	$16,688,715
Dividends — unaffiliated	50,169	—	—
Dividends — affiliated	437,435	184,027	52,598

Total investment income	19,118,080	17,315,134	16,741,313

Expenses
Investment advisory	2,046,685	2,705,018	3,279,131
Service and distribution — class specific	583,843	1,346,241	1,986,140
Transfer agent — class specific	378,836	766,471	1,190,883
Administration	173,968	294,136	293,047
Administration — class specific	81,779	141,059	140,357
Professional	255,602	109,250	74,702
Pricing	190,898	—	55,447
Registration	125,976	119,020	110,632
Printing	107,250	61,781	67,871
Accounting services	89,336	144,118	143,682
Offering	51,871	—	—
Officers and Trustees	25,553	29,675	29,310
Custodian	16,582	138,985	173,395
Recoupment of past waived fees — class specific	57	1,942	440
Miscellaneous	146,396	34,064	8,684

Total expenses excluding interest expense	4,274,632	5,891,760	7,553,721
Interest expense[1]	5	704,807	845,727

Total expenses	4,274,637	6,596,567	8,399,448
Less:
Fees waived by the Manager	(803,315)	(977,270)	(1,068,391)
Administration fees waived	(16,516)	—	—
Administration fees waived — class specific	(81,339)	(139,345)	(139,434)
Transfer agent fees waived and/or reimbursed — class specific	(172,731)	(426,888)	(1,137,372)
Expenses reimbursed by the Manager	(33,603)	—	—

Total expenses after fees waived and reimbursed	3,167,133	5,053,064	6,054,251

Net investment income	15,950,947	12,262,070	10,687,062

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	2,237,237	(3,604,823)	(9,783,377)
Investments — affiliated	(218,601)	—	—
Capital gain distributions from investment companies — affiliated	98	43	27
Options written	311,676	245,499	(148,999)
Futures contracts	(1,107,511)	(1,971,495)	(670,697)
Forward foreign currency exchange contracts	(3,972,883)	—	343,268
Foreign currency transactions	8,635	(19,670)	35,042
Short sales	(6,821)	—	—
Swaps	291,263	(726,746)	410,754

	(2,456,907)	(6,077,192)	(9,813,982)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	9,263,357	(11,192,487)	(8,995,400)
Investments — affiliated	172,878	—	—
Options written	(42,765)	(8,873)	(392,447)
Futures contracts	(288,698)	1,005,727	481,109
Forward foreign currency exchange contracts	966,114	—	288,278
Foreign currency translations	28,874	—	96,172
Swaps	112,020	(117,739)	324,200
Unfunded floating rate loan interests	(306)	—	—

	10,211,474	(10,313,372)	(8,198,088)

Net realized and unrealized gain (loss)	7,754,567	(16,390,564)	(18,012,070)

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,705,514	$(4,128,494)	$(7,325,008)

[1]	See Note 4 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Statements of Changes in Net Assets

	BlackRock Credit Strategies Income Fund		BlackRock GNMA Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2017	2016	2017	2016

Operations
Net investment income	$15,950,947	$14,726,580	$12,262,070	$13,151,230
Net realized gain (loss)	(2,456,907)	(3,409,928)	(6,077,192)	9,355,122
Net change in unrealized appreciation (depreciation)	10,211,474	9,090,102	(10,313,372)	3,218,600

Net increase (decrease) in net assets resulting from operations	23,705,514	20,406,754	(4,128,494)	25,724,952

Distributions to Shareholders[1]
From net investment income:
Institutional	(11,323,119)	(9,452,445)	(11,775,120)	(12,506,628)
Service	—	—	(305,504)	(584,376)
Investor A	(4,484,726)	(4,900,568)	(5,699,352)	(5,602,714)
Investor C	(1,008,998)	(879,281)	(1,631,767)	(1,748,141)
Class K	(8,787)	(1,455)	(610,213)	(502,155)
From return of capital:
Institutional	—	—	(109,581)	(129,074)
Service	—	—	(3,087)	(5,725)
Investor A	—	—	(57,344)	(60,903)
Investor C	—	—	(22,688)	(17,496)
Class K	—	—	(5,516)	(5,332)

Decrease in net assets resulting from distributions to shareholders	(16,825,630)	(15,233,749)	(20,220,172)	(21,162,544)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	102,242,781	18,744,713	(233,555,136)	84,651,012

Net Assets
Total increase (decrease) in net assets	109,122,665	23,917,718	(257,903,802)	89,213,420
Beginning of year	368,427,077	344,509,359	842,223,047	753,009,627

End of year	$477,549,742	$368,427,077	$584,319,245	$842,223,047

Undistributed (distributions in excess of) net investment income, end of year	$(4,374,228)	$532,089	$(545,407)	$(552,151)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	71

Statements of Changes in Net Assets (concluded)

	BlackRock U.S. Government Bond Portfolio
	Year Ended September 30,
Increase (Decrease) in Net Assets:	2017	2016

Operations
Net investment income	$10,687,062	$10,670,182
Net realized gain (loss)	(9,813,982)	10,835,600
Net change in unrealized appreciation (depreciation)	(8,198,088)	4,453,685

Net increase (decrease) in net assets resulting from operations	(7,325,008)	25,959,467

Distributions to Shareholders[1]
From net investment income:
Institutional	(3,567,127)	(3,956,253)
Service	(89,335)	(88,461)
Investor A	(8,687,215)	(10,418,053)
Investor B1	(1,283)	(3,402)
Investor C	(570,816)	(687,889)
Investor C1	(621,284)	(950,943)
Class R	(426,188)	(448,691)
From return of capital:
Institutional	(147,611)	—
Service	(4,202)	—
Investor A	(439,984)	—
Investor B1	(133)	—
Investor C	(48,661)	—
Investor C1	(51,000)	—
Class R	(24,801)	—

Decrease in net assets resulting from distributions to shareholders	(14,679,640)	(16,553,692)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(59,984,837)	(66,847,914)

Net Assets
Total decrease in net assets	(81,989,485)	(57,442,139)
Beginning of year	756,810,400	814,252,539

End of year	$674,820,915	$756,810,400

Distributions in excess of net investment income, end of year	$(1,189,711)	$(476,532)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights	BlackRock Credit Strategies Income Fund

	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.14	$9.99	$10.31	$10.30	$10.54

Net investment income[1]	0.41	0.43	0.42	0.47	0.48
Net realized and unrealized gain (loss)	0.20	0.16	(0.28)	0.02	0.11 [2]

Net increase from investment operations	0.61	0.59	0.14	0.49	0.59

Distributions:[3]
From net investment income	(0.44)	(0.44)	(0.45)	(0.45)	(0.47)
From net realized gain	—	—	(0.01)	(0.03)	(0.36)

Total distributions	(0.44)	(0.44)	(0.46)	(0.48)	(0.83)

Net asset value, end of year	$10.31	$10.14	$9.99	$10.31	$10.30

Total Return[4]
Based on net asset value	6.12%	6.09%	1.36%	4.86%	5.81%

Ratios to Average Net Assets
Total expenses[5]	0.90%[6]	0.80%[6]	0.80%	0.88%	1.05%

Total expenses after fees waived, reimbursed and paid indirectly[5]	0.63%	0.68%	0.70%	0.70%	0.70%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[5]	0.63%	0.68%	0.70%	0.70%	0.70%

Net investment income[5]	4.03%	4.28%	4.13%	4.49%	4.57%

Supplemental Data
Net assets, end of year (000)	$337,106	$218,738	$211,705	$122,035	$25,225

Portfolio turnover rate	126%	101%	65%	65%	156%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.02%	0.01%	0.01%	0.02%	N/A

[6]	Includes recoupment of past waived fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	73

Financial Highlights (continued)	BlackRock Credit Strategies Income Fund

	Investor A
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.13	$9.99	$10.31	$10.30	$10.53

Net investment income[1]	0.39	0.40	0.40	0.44	0.43
Net realized and unrealized gain (loss)	0.19	0.16	(0.28)	0.02	0.15 [2]

Net increase from investment operations	0.58	0.56	0.12	0.46	0.58

Distributions:[3]
From net investment income	(0.41)	(0.42)	(0.43)	(0.42)	(0.45)
From net realized gain	—	—	(0.01)	(0.03)	(0.36)

Total distributions	(0.41)	(0.42)	(0.44)	(0.45)	(0.81)

Net asset value, end of year	$10.30	$10.13	$9.99	$10.31	$10.30

Total Return[4]
Based on net asset value	5.86%	5.72%	1.12%	4.60%	5.63%

Ratios to Average Net Assets
Total expenses[5]	1.17%	1.10%	1.10%	1.13%	1.16%[6]

Total expenses after fees waived, reimbursed and paid indirectly[5]	0.88%	0.93%	0.95%	0.95%	0.95%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[5]	0.88%	0.93%	0.95%	0.95%	0.95%

Net investment income[5]	3.81%	4.04%	3.90%	4.22%	4.13%

Supplemental Data
Net assets, end of year (000)	$109,702	$120,167	$108,127	$87,100	$90,484

Portfolio turnover rate	126%	101%	65%	65%	156%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.02%	0.01%	0.01%	0.02%	N/A

[6]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.15%.

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Credit Strategies Income Fund

	Investor C
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.14	$9.99	$10.31	$10.30	$10.54

Net investment income[1]	0.31	0.33	0.32	0.36	0.37
Net realized and unrealized gain (loss)	0.19	0.16	(0.28)	0.03	0.12 [2]

Net increase from investment operations	0.50	0.49	0.04	0.39	0.49

Distributions:[3]
From net investment income	(0.33)	(0.34)	(0.35)	(0.35)	(0.37)
From net realized gain	—	—	(0.01)	(0.03)	(0.36)

Total distributions	(0.33)	(0.34)	(0.36)	(0.38)	(0.73)

Net asset value, end of year	$10.31	$10.14	$9.99	$10.31	$10.30

Total Return[4]
Based on net asset value	5.07%	5.04%	0.36%	3.82%	4.75%

Ratios to Average Net Assets
Total expenses[5]	1.90%	1.82%	1.83%	1.90%	2.03%[6]

Total expenses after fees waived, reimbursed and paid indirectly[5]	1.63%	1.68%	1.70%	1.70%	1.70%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[5]	1.63%	1.68%	1.70%	1.70%	1.70%

Net investment income[5]	3.06%	3.28%	3.15%	3.49%	3.55%

Supplemental Data
Net assets, end of year (000)	$30,536	$29,321	$24,678	$21,768	$17,277

Portfolio turnover rate	126%	101%	65%	65%	156%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying fund8s	0.02%	0.01%	0.01%	0.02%	N/A

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	75

Financial Highlights (concluded)	BlackRock Credit Strategies Income Fund

	Class K
	Year Ended September 30, 2017	Period August 1, 2016[1] to September 30, 2016

Per Share Operating Performance
Net asset value, beginning of period	$10.14	$10.08

Net investment income[2]	0.42	0.07
Net realized and unrealized gain	0.19	0.06

Net increase from investment operations	0.61	0.13

Distributions from net investment income[3]	(0.44)	(0.07)

Net asset value, end of period	$10.31	$10.14

Total Return[4]
Based on net asset value	6.17%	1.32%[5]

Ratios to Average Net Assets
Total expenses[6]	0.84%	0.76%[7]

Total expenses after fees waived, reimbursed and paid indirectly[6]	0.58%	0.57%[7]

Net investment income[6]	4.11%	4.36%[7]

Supplemental Data
Net assets, end of period (000)	$206	$201

Portfolio turnover rate	126%	101%[8]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30, 2017	Period August 1, 2016[1] to September 30, 2016
Investments in underlying funds	0.02%	0.01%

[7]	Annualized.

[8]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights	BlackRock GNMA Portfolio

	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.89	$9.83	$9.83	$9.73	$10.49

Net investment income[1]	0.19	0.19	0.15	0.15	0.12
Net realized and unrealized gain (loss)	(0.19)	0.15	0.09	0.20	(0.30)

Net increase (decrease) from investment operations	—	0.34	0.24	0.35	(0.18)

Distributions:[2]
From net investment income	(0.30)	(0.28)	(0.24)	(0.24)	(0.38)
From net realized gain	—	—	—	—	(0.20)
From return of capital	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	—

Total distributions	(0.30)	(0.28)	(0.24)	(0.25)	(0.58)

Net asset value, end of year	$9.59	$9.89	$9.83	$9.83	$9.73

Total Return[4]
Based on net asset value	0.01%	3.54%	2.45%	3.64%	(1.79)%

Ratios to Average Net Assets
Total expenses[5]	0.74%	0.66%	0.82%	0.83%	0.84%

Total expenses after fees waived, reimbursed and paid indirectly[5]	0.52%	0.57%	0.55%	0.55%	0.58%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense[5]	0.43%	0.55%	0.55%	0.55%	0.55%

Net investment income[5]	1.93%	1.88%	1.49%	1.57%	1.24%

Supplemental Data
Net assets, end of year (000)	$316,891	$457,730	$420,167	$390,925	$ 428,182

Portfolio turnover rate6	1,198%	1,139%	1,164%	1,258%	1,405%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.03%	0.04%	N/A

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	423%	502%	429%	401%	480%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	77

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Service
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.87	$9.82	$9.82	$9.71	$10.48

Net investment income[1]	0.16	0.16	0.11	0.12	0.08
Net realized and unrealized gain (loss)	(0.19)	0.14	0.09	0.21	(0.31)

Net increase (decrease) from investment operations	(0.03)	0.30	0.20	0.33	(0.23)

Distributions:[2]
From net investment income	(0.27)	(0.25)	(0.20)	(0.21)	(0.34)
From net realized gain	—	—	—	—	(0.20)
From return of capital	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	—

Total distributions	(0.27)	(0.25)	(0.20)	(0.22)	(0.54)

Net asset value, end of year	$9.57	$9.87	$9.82	$9.82	$9.71

Total Return[4]
Based on net asset value	(0.25)%	3.08%	2.09%	3.39%	(2.23)%

Ratios to Average Net Assets
Total expenses[5]	1.05%	0.98%[6]	1.16%	1.13%[6]	1.17%	[6]

Total expenses after fees waived, reimbursed and paid indirectly[5]	0.79%	0.92%	0.90%	0.90%	0.93%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense[5]	0.68%	0.90%	0.90%	0.90%	0.90%

Net investment income[5]	1.68%	1.60%	1.15%	1.21%	0.75%

Supplemental Data
Net assets, end of year (000)	$9,347	$12,129	$28,828	$52,272	$ 51,353

Portfolio turnover rate[7]	1,198%	1,139%	1,164%	1,258%	1,405%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.03%	0.04%	N/A

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	423%	502%	429%	401%	480%

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Investor A
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.93	$9.87	$9.87	$9.77	$10.54

Net investment income[1]	0.16	0.15	0.11	0.12	0.09
Net realized and unrealized gain (loss)	(0.19)	0.16	0.09	0.20	(0.32)

Net increase (decrease) from investment operations	(0.03)	0.31	0.20	0.32	(0.23)

Distributions:[2]
From net investment income	(0.27)	(0.25)	(0.20)	(0.21)	(0.34)
From net realized gain	—	—	—	—	(0.20)
From return of capital	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	—

Total distributions	(0.27)	(0.25)	(0.20)	(0.22)	(0.54)

Net asset value, end of year	$9.63	$9.93	$9.87	$9.87	$9.77

Total Return[4]
Based on net asset value	(0.23)%	3.19%	2.08%	3.26%	(2.21)%

Ratios to Average Net Assets
Total expenses[5]	1.01%[6]	0.92%	1.07%	1.09%	1.09%

Total expenses after fees waived, reimbursed and paid indirectly[5]	0.78%	0.91%	0.91%	0.92%	0.93%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense[5]	0.68%	0.89%	0.91%	0.92%	0.90%

Net investment income[5]	1.68%	1.51%	1.14%	1.24%	0.85%

Supplemental Data
Net assets, end of year (000)	$172,685	$256,577	$186,427	$159,325	$310,492

Portfolio turnover rate[7]	1,198%	1,139%	1,164%	1,258%	1,405%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.03%	0.04%	N/A

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	423%	502%	429%	401%	480%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	79

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Investor C
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.88	$9.83	$9.83	$9.72	$10.49

Net investment income[1]	0.09	0.08	0.04	0.05	0.01
Net realized and unrealized gain (loss)	(0.19)	0.14	0.09	0.20	(0.32)

Net increase (decrease) from investment operations	(0.10)	0.22	0.13	0.25	(0.31)

Distributions:[2]
From net investment income	(0.20)	(0.17)	(0.13)	(0.13)	(0.26)
From net realized gain	—	—	—	—	(0.20)
From return of capital	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	—

Total distributions	(0.20)	(0.17)	(0.13)	(0.14)	(0.46)

Net asset value, end of year	$9.58	$9.88	$9.83	$9.83	$9.72

Total Return[4]
Based on net asset value	(0.99)%	2.31%	1.32%	2.61%	(2.99)%

Ratios to Average Net Assets
Total expenses[5]	1.76%[6]	1.68%	1.82%	1.83%	1.86%

Total expenses after fees waived, reimbursed and paid indirectly[5]	1.53%	1.67%	1.66%	1.66%	1.71%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense[5]	1.43%	1.65%	1.66%	1.66%	1.68%

Net investment income[5]	0.93%	0.79%	0.40%	0.50%	0.10%

Supplemental Data
Net assets, end of year (000)	$64,370	$96,578	$100,335	$119,398	$181,926

Portfolio turnover rate[7]	1,198%	1,139%	1,164%	1,258%	1,405%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.03%	0.04%	N/A

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	423%	502%	429%	401%	480%

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights (concluded)	BlackRock GNMA Portfolio

	Class K
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.85	$9.80	$9.79	$9.69	$10.47

Net investment income[1]	0.19	0.19	0.15	0.15	0.15
Net realized and unrealized gain (loss)	(0.19)	0.15	0.10	0.20	(0.35)

Net increase (decrease) from investment operations	—	0.34	0.25	0.35	(0.20)

Distributions:[2]
From net investment income	(0.30)	(0.29)	(0.24)	(0.24)	(0.38)
From net realized gain	—	—	—	—	(0.20)
From return of capital	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	—

Total distributions	(0.30)	(0.29)	(0.24)	(0.25)	(0.58)

Net asset value, end of year	$9.55	$9.85	$9.80	$9.79	$9.69

Total Return[4]
Based on net asset value	0.04%	3.47%	2.58%	3.67%	(1.97)%

Ratios to Average Net Assets
Total expenses[5]	0.66%	0.56%	0.70%	0.79%	0.81%

Total expenses after fees waived, reimbursed and paid indirectly[5]	0.50%	0.54%	0.52%	0.52%	0.55%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense[5]	0.38%	0.52%	0.52%	0.52%	0.52%

Net investment income[5]	2.00%	1.90%	1.49%	1.58%	1.49%

Supplemental Data
Net assets, end of year (000)	$21,025	$19,209	$17,253	$3,780	$3,114

Portfolio turnover rate[6]	1,198%	1,139%	1,164%	1,258%	1,405%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.03%	0.04%	N/A

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	423%	502%	429%	401%	480%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	81

Financial Highlights	BlackRock U.S. Government Bond Portfolio

	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.76	$10.64	$10.59	$10.52	$10.94

Net investment income[1]	0.20	0.18	0.18	0.19	0.12
Net realized and unrealized gain (loss)	(0.26)	0.20	0.12	0.16	(0.32)

Net increase (decrease) from investment operations	(0.06)	0.38	0.30	0.35	(0.20)

Distributions:[2]
From net investment income	(0.24)	(0.26)	(0.25)	(0.28)	(0.22)
From return of capital	(0.01)	—	—	—	—

Total distributions	(0.25)	(0.26)	(0.25)	(0.28)	(0.22)

Net asset value, end of year	$10.45	$10.76	$10.64	$10.59	$10.52

Total Return[3]
Based on net asset value	(0.55)%	3.67%	2.80%	3.37%	(1.84)%

Ratios to Average Net Assets
Total expenses	0.90%	0.92%	0.92%	0.90%	0.84%

Total expenses after fees waived, reimbursed and paid indirectly	0.58%	0.73%	0.65%	0.64%	0.64%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.46%	0.62%	0.62%	0.62%	0.62%

Net investment income	1.81%	1.70%	1.71%	1.78%	1.14%

Supplemental Data
Net assets, end of year (000)	$165,709	$156,865	$152,632	$154,168	$150,202

Portfolio turnover rate[4]	982%	929%	1,090%	948%	1,532%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	658%	619%	741%	618%	926%

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Service
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.75	$10.63	$10.58	$10.51	$10.93

Net investment income[1]	0.17	0.16	0.16	0.17	0.10
Net realized and unrealized gain (loss)	(0.25)	0.20	0.11	0.16	(0.32)

Net increase (decrease) from investment operations	(0.08)	0.36	0.27	0.33	(0.22)

Distributions:[2]
From net investment income	(0.21)	(0.24)	(0.22)	(0.26)	(0.20)
From return of capital	(0.01)	—	—	—	—

Total distributions	(0.22)	(0.24)	(0.22)	(0.26)	(0.20)

Net asset value, end of year	$10.45	$10.75	$10.63	$10.58	$10.51

Total Return[3]
Based on net asset value	(0.70)%	3.47%	2.61%	3.18%	(2.03)%

Ratios to Average Net Assets
Total expenses	1.18%	1.21%	1.14%	1.12%	1.12%

Total expenses after fees waived, reimbursed and paid indirectly	0.82%	0.92%	0.84%	0.83%	0.83%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.70%	0.81%	0.81%	0.81%	0.81%

Net investment income	1.57%	1.51%	1.53%	1.59%	0.96%

Supplemental Data
Net assets, end of year (000)	$2,039	$4,452	$3,575	$3,873	$3,777

Portfolio turnover rate[4]	982%	929%	1,090%	948%	1,532%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	658%	619%	741%	618%	926%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	83

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor A
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.79	$10.66	$10.61	$10.54	$10.97

Net investment income[1]	0.15	0.15	0.15	0.16	0.10
Net realized and unrealized gain (loss)	(0.25)	0.21	0.12	0.16	(0.34)

Net increase (decrease) from investment operations	(0.10)	0.36	0.27	0.32	(0.24)

Distributions:[2]
From net investment income	(0.21)	(0.23)	(0.22)	(0.25)	(0.19)
From return of capital	(0.01)	—	—	—	—

Total distributions	(0.22)	(0.23)	(0.22)	(0.25)	(0.19)

Net asset value, end of year	$10.47	$10.79	$10.66	$10.61	$10.54

Total Return[3]
Based on net asset value	(0.88)%	3.42%	2.52%	3.08%	(2.20)%

Ratios to Average Net Assets
Total expenses	1.16%[4]	1.19%	1.10%	1.10%	1.07%

Total expenses after fees waived, reimbursed and paid indirectly	0.83%	1.06%	0.94%	0.92%	0.92%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.71%	0.95%	0.90%	0.90%	0.90%

Net investment income	1.56%	1.40%	1.43%	1.50%	0.89%

Supplemental Data
Net assets, end of year (000)	$422,775	$463,530	$517,485	$520,869	$602,786

Portfolio turnover rate[5]	982%	929%	1,090%	948%	1,532%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived fees with no financial impact to the expense ratio.

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	658%	619%	741%	618%	926%

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor B1
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.75	$10.62	$10.58	$10.51	$10.93

Net investment income[1]	0.07	0.10	0.10	0.10	0.06
Net realized and unrealized gain (loss)	(0.21)	0.21	0.10	0.16	(0.35)

Net increase (decrease) from investment operations	(0.14)	0.31	0.20	0.26	(0.29)

Distributions:[2]
From net investment income	(0.16)	(0.18)	(0.16)	(0.19)	(0.13)
From return of capital	(0.01)	—	—	—	—

Total distributions	(0.17)	(0.18)	(0.16)	(0.19)	(0.13)

Net asset value, end of year	$10.44	$10.75	$10.62	$10.58	$10.51

Total Return[3]
Based on net asset value	(1.29)%	2.91%	1.88%	2.53%	(2.66)%

Ratios to Average Net Assets
Total expenses[4]	1.49%	1.65%	2.00%	2.13%	1.97%

Total expenses after fees waived, reimbursed and paid indirectly	1.34%	1.55%	1.48%	1.48%	1.47%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.21%	1.45%	1.45%	1.45%	1.45%

Net investment income	1.07%	0.94%	0.92%	0.96%	0.53%

Supplemental Data
Net assets, end of year (000)	$77	$141	$240	$2,169	$4,632

Portfolio turnover rate[5]	982%	929%	1,090%	948%	1,532%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Expense ratios	1.30%	1.40%	—	2.12%	1.96%

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	658%	619%	741%	618%	926%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	85

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor C
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.77	$10.65	$10.60	$10.53	$10.95

Net investment income[1]	0.07	0.07	0.07	0.07	0.01
Net realized and unrealized gain (loss)	(0.24)	0.20	0.11	0.16	(0.33)

Net increase (decrease) from investment operations	(0.17)	0.27	0.18	0.23	(0.32)

Distributions:[2]
From net investment income	(0.13)	(0.15)	(0.13)	(0.16)	(0.10)
From return of capital	(0.01)	—	—	—	—

Total distributions	(0.14)	(0.15)	(0.13)	(0.16)	(0.10)

Net asset value, end of year	$10.46	$10.77	$10.65	$10.60	$10.53

Total Return[3]
Based on net asset value	(1.54)%	2.53%	1.68%	2.25%	(2.91)%

Ratios to Average Net Assets
Total expenses[4]	1.94%	1.97%	1.91%	1.92%	1.89%

Total expenses after fees waived, reimbursed and paid indirectly	1.58%	1.83%	1.75%	1.74%	1.74%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.46%	1.72%	1.72%	1.72%	1.72%

Net investment income	0.80%	0.62%	0.62%	0.69%	0.09%

Supplemental Data
Net assets, end of year (000)	$38,574	$51,545	$49,408	$54,894	$69,749

Portfolio turnover rate[5]	982%	929%	1,090%	948%	1,532%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Expense ratios	N/A	N/A	N/A	1.91%	—

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	658%	619%	741%	618%	926%

See Notes to Financial Statements.

86	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor C1
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.77	$10.64	$10.60	$10.53	$10.95

Net investment income[1]	0.08	0.09	0.09	0.09	0.03
Net realized and unrealized gain (loss)	(0.23)	0.21	0.10	0.16	(0.33)

Net increase (decrease) from investment operations	(0.15)	0.30	0.19	0.25	(0.30)

Distributions:[2]
From net investment income	(0.15)	(0.17)	(0.15)	(0.18)	(0.12)
From return of capital	(0.01)	—	—	—	—

Total distributions	(0.16)	(0.17)	(0.15)	(0.18)	(0.12)

Net asset value, end of year	$10.46	$10.77	$10.64	$10.60	$10.53

Total Return[3]
Based on net asset value	(1.34)%	2.82%	1.78%	2.44%	(2.73)%

Ratios to Average Net Assets
Total expenses[4]	1.80%	1.83%	1.74%	1.75%	1.75%

Total expenses after fees waived, reimbursed and paid indirectly	1.37%	1.64%	1.56%	1.55%	1.55%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.26%	1.53%	1.53%	1.53%	1.53%

Net investment income	1.00%	0.83%	0.81%	0.87%	0.26%

Supplemental Data
Net assets, end of year (000)	$23,431	$54,029	$68,972	$81,936	$93,384

Portfolio turnover rate[5]	982%	929%	1,090%	948%	1,532%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Expense ratios	—	—	N/A	—	—

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	658%	619%	741%	618%	926%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	87

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Class R
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.78	$10.66	$10.61	$10.54	$10.96

Net investment income[1]	0.13	0.12	0.12	0.13	0.06
Net realized and unrealized gain (loss)	(0.24)	0.20	0.11	0.16	(0.32)

Net increase (decrease) from investment operations	(0.11)	0.32	0.23	0.29	(0.26)

Distributions:[2]
From net investment income	(0.19)	(0.20)	(0.18)	(0.22)	(0.16)
From return of capital	(0.01)	—	—	—	—

Total distributions	(0.20)	(0.20)	(0.18)	(0.22)	(0.16)

Net asset value, end of year	$10.47	$10.78	$10.66	$10.61	$10.54

Total Return[3]
Based on net asset value	(1.04)%	3.06%	2.20%	2.76%	(2.41)%

Ratios to Average Net Assets
Total expenses[4]	1.47%	1.49%	1.41%	1.42%	1.42%

Total expenses after fees waived, reimbursed and paid indirectly	1.08%	1.32%	1.24%	1.23%	1.23%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.96%	1.21%	1.21%	1.21%	1.21%

Net investment income	1.30%	1.12%	1.13%	1.19%	0.58%

Supplemental Data
Net assets, end of year (000)	$22,215	$26,247	$21,940	$23,967	$26,378

Portfolio turnover rate[5]	982%	929%	1,090%	948%	1,532%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Expense ratios	N/A	N/A	N/A	N/A	1.41%

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	658%	619%	741%	618%	926%

See Notes to Financial Statements.

88	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Credit Strategies Income Fund	Credit Strategies Income	Diversified
BlackRock GNMA Portfolio	GNMA	Diversified
BlackRock U.S. Government Bond Portfolio	U.S. Government Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B1 and C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B1 Shares	No	Yes	To Investor A Shares after 10 years[2]
Investor C Shares	No	Yes	None
Investor C1 Shares	No	No3	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]	Effective on or about the close of business December 27, 2017, all issued and outstanding Investor B1 Shares will be converted into Investor A shares.

[3]

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Funds, together with certain other registered investment companies advised by the BlackRock Advisor, LLC (“Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Payment-in-kind interest income is accrued as interest income and is reclassified as payment-in-kind interest income when the additional securities are received. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

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Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of each Fund’s distributions paid during the year.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standard: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at the fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using

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various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

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The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional backtesting or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

 Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market,

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and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2017, certain investments of Credit Strategies Income were valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar

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guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in

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floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Credit Strategies Income had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
Allied Universal Holdco LLC (FKA USAGM Holdco LLC)	$140,922	$140,218	$140,570	$352

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments.

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Notes to Financial Statements (continued)

Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund is not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended September 30, 2017, the average amount of reverse repurchase agreements and the daily weighted average interest rate for the Funds were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
GNMA	$56,886,982	1.09%
U.S. Government Bond	$142,395,701	0.54%

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of each Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Received[1]	Net Amount
GNMA
Counterparty
Bank of Montreal	$122,765,338	$(122,765,338)	—	—
Barclay’s Capital, Inc.	64,365,151	(64,365,151)	—	—
Credit Agricole Corporate & Investment Bank SA	37,774,636	(38,024,636)	$250,000	—
Total	$224,905,125	$(225,155,125)	$250,000	—

[1]

Net collateral, including accrued interest, with a value of $244,226,249 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

96	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Net Amount[2]
U.S. Government Bond
Counterparty
Barclays Capital, Inc.	$ 4,630,601	$ (4,623,788)	$ 6,813
BNP Paribas Securities Corp.	40,799,157	(40,752,159)	46,998
Credit Suisse Securities (USA) LLC	4,005,278	(4,004,218)	1,060
Deutsche Bank Securities, Inc.	31,504,030	(31,504,030)	—
J.P. Morgan Securities LLC	13,500,430	(13,492,094)	8,336
Merrill Lynch, Pierce, Fenner & Smith, Inc.	50,026,451	(49,965,606)	60,845
Total	$144,465,947	$(144,341,895)	$124,052

[1]

Collateral with a value of $144,371,993 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g. inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	97

Notes to Financial Statements (continued)

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of

98	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	99

Notes to Financial Statements (continued)

a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Credit Strategies Income
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion - $2 Billion	0.450%
$2 Billion - $3 Billion	0.425%
Greater than $3 Billion	0.400%

	GNMA	U.S. Government Bond
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.340%	0.390%
$1 Billion - $3 Billion	0.320%	0.370%
$3 Billion - $5 Billion	0.310%	0.350%
$5 Billion - $10 Billion	0.300%	0.340%
Greater than $10 Billion	0.280%	0.330%

Prior to June 12, 2017, GNMA and U.S. Government Bond paid the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	GNMA	U.S. Government Bond
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.400%	0.500%
$1 Billion - $2 Billion	0.390%	0.450%
$2 Billion - $3 Billion	0.380%	0.425%
Greater than $3 Billion	0.370%	0.400%

100	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

With respect to Credit Strategies Income, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL and BSL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by Credit Strategies Income to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B1	Investor C	Investor C1	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.50%	0.75%	0.55%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended September 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor B1	Investor C	Investor C1	Class R	Total
Credit Strategies Income	—	$276,916	—	$306,927	—	—	$583,843
GNMA	$27,366	$512,293	—	$806,582	—	—	$1,346,241
U.S. Government Bond	$11,048	$1,075,913	$472	$447,164	$331,749	$119,794	$1,986,140

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2017, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor B1	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$53,447	—	$22,153	—	$ 6,139	—	$ 40	—	$ 81,779
GNMA	$77,848	$2,191	$40,983	—	$16,132	—	$3,905	—	$141,059
U.S. Government Bond	$31,354	$ 884	$86,073	$17	$ 8,943	$8,294	—	$4,792	$140,357

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2017, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
Credit Strategies Income	$ 307	—	$ 1	$ 308
GNMA	$ 17,373	$5,282	$4,017	$ 26,672
U.S. Government Bond	$123,929	$5,597	$3,918	$133,444

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	101

Notes to Financial Statements (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$ 297	—	$ 889	$ 330	—	—	—	$ 1,516
GNMA	$14,729	—	$ 3,649	$1,900	—	$65	—	$20,343
U.S. Government Bond	$ 747	$25	$23,789	$1,085	$248	—	$97	$25,991
For the year ended September 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:
	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$220,440	—	$129,004	$29,321	—	$ 71	—	$ 378,836
GNMA	$404,181	$17,742	$244,308	$99,295	—	$945	—	$ 766,471
U.S. Government Bond	$247,965	$ 8,085	$692,761	$84,659	$103,332	—	$54,081	$1,190,883

Other Fees: For the year ended September 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Credit Strategies Income				$5,143
GNMA				$6,037
U.S. Government Bond				$2,077
For the year ended September 30, 2017, affiliates received CDSCs as follows:
	Investor A	Investor B1	Investor C	Investor C1
Credit Strategies Income	$3,652	—	$ 4,331	—
GNMA	$4,445	—	$12,110	—
U.S. Government Bond	$1,194	$451	$ 107	$3

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended September 30, 2017, the amounts waived were as follows:

Credit Strategies Income	$21,712
GNMA	$23,378
U.S. Government Bond	$7,115

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and exchange-traded funds that have a contractual management fee through January 31, 2018 for Credit Strategies Income and January 31, 2019 for GNMA and U.S. Government Bond. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived by the Manager in the Statements of Operations. For the year ended September 30, 2017, the Manager waived $28,176 in investment advisory fees for Credit Strategies Income pursuant to these arrangements.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

	Credit Strategies Income	GNMA	U.S. Government Bond
Institutional	0.63%	0.42%	0.45%
Service	N/A	0.67%	0.70%
Investor A	0.88%	0.67%	0.70%
Investor B1	N/A	N/A	1.20%
Investor C	1.63%	1.42%	1.45%
Investor C1	N/A	N/A	1.25%
Class K	0.58%	0.37%	0.40%[1]
Class R	N/A	1.17%[1]	0.95%

[1]	Fund currently active, but no assets in share class.

102	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

Prior to October 14, 2016, the expense limitations as a percentage of average daily net assets were as follows:

	GNMA	U.S. Government Bond
Institutional	0.55%	0.62%
Service	0.90%	0.81%
Investor A	0.92%	0.95%
Investor B1	N/A	1.45%
Investor C	1.67%	1.72%
Investor C1	N/A	1.53%
Class K	0.52%	0.40%[1]
Class R	1.17%[1]	1.21%

[1]	Fund currently active, but no assets in share class.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2018 for Credit Strategies Income and January 31, 2019 for GNMA and U.S. Government Bond, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended September 30, 2017, the amounts included in fees waived by the Manager in the Statement of Operations were as follows:

Credit Strategies Income	$753,427
GNMA	$953,892
U.S. Government Bond	$1,061,276

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2017, class specific expense waivers and/or reimbursements were as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B1	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$53,009	—	$22,153	—	$ 6,138	—	$ 39	—	$ 81,339
GNMA	$78,093	$2,186	$39,721	—	$15,444	—	$3,901	—	$139,345
U.S. Government Bond	$31,354	$ 884	$85,305	$4	$ 8,890	$8,205	—	$4,792	$139,434

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$ 85,890	—	$ 72,718	$14,052	—	$ 71	—	$ 172,731
GNMA	$215,339	$11,971	$139,451	$59,223	—	$904	—	$ 426,888
U.S. Government Bond	$239,357	$ 7,953	$658,290	$80,841	$99,089	—	$51,842	$1,137,372

For the year ended September 30, 2017, the administration fees waived at the fund level was $16,516 for Credit Strategies Income. This amount is shown as administration fees waived in the Statement of Operations.

For the year ended September 30, 2017, the Manager reimbursed $33,603 for Credit Strategies Income. This amount is included in expenses reimbursed by the Manager in the Statement of Operations.

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	103

Notes to Financial Statements (continued)

For the year ended September 30, 2017, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor A	Investor B1	Investor C	Investor C1	Total
Credit Strategies Income	$57	—	—	—	—	—	$ 57
GNMA	—	—	$1,574	—	$368	—	$1,942
U.S. Government Bond	—	—	$ 207	$169	—	$64	$ 440

On September 30, 2017, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

		Expiring September 30,
	2018		2019
Credit Strategies Income
Fund Level	$135,902		$ 803,546
Institutional	$154,445		$ 138,899
Investor A	$145,702		$ 94,871
Investor C	$ 24,925		$ 20,190
Class K	$ 6		$ 110
GNMA
Fund Level	$ 36,757		$ 953,892
Institutional	$398,474		$ 293,432
Service	$ 12,270		$ 14,157
Investor A	$ 4,029		$ 179,172
Investor C	$ 1,555		$ 74,667
Class K	$ 3,396		$ 4,805
U.S. Government Bond
Fund Level	$575,175		$1,061,276
Institutional	$188,427		$ 270,711
Service	$ 8,295		$ 8,837
Investor A	$252,163		$ 743,595
Investor B1	$ 47		$ 4
Investor C	$ 32,842		$ 89,731
Investor C1	$ 70,938		$ 107,294
Class R	$ 22,153		$ 56,634

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2017:

	Credit Strategies Income	GNMA	U.S. Government Bond
Fund Level	$ 46,517	$1,093,003	$650,484
Institutional	$129,920	$ 471,274	$276,107
Service	—	$ 45,773	$ 8,371
Investor A	$124,098	—	$460,079
Investor B1	—	—	$ 5,681
Investor C	$ 24,242	—	$ 43,126
Investor C1	—	—	$ 77,198
Class K	—	$ 3,184	—
Class R	—	—	$ 20,714

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

104	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

Credit Strategies Income’s activity in the Interfund Lending Program during the period for which loans were no longer outstanding was as follows:

	Borrower or Lender	Average Loan Balance[1]	Weighted Average Interest Rate[1]	Interest Expense[1]
Ready Assets Government Liquidity Fund	Lender	$10,000	1.31%	—[2]

[1]	Reflects actual activity for the period.

[2]	Rounds to less than $1.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.
Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Loss
U.S. Government Bond	$21,343,932	$22,000,236	$(35,529)

7. Purchases and Sales:

For the year ended September 30, 2017, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	Credit Strategies Income	GNMA	U.S. Government Bond
Non-U.S. Government Securities	$565,743,804	$10,677,866,149	$5,844,359,220
U.S. Government Securities	21,649,272	29,357,287	1,875,962,492

Total Purchases	$587,393,076	$10,707,223,436	$7,720,321,712

Sales
	Credit Strategies Income	GNMA	U.S. Government Bond
Non-U.S. Government Securities (includes paydowns)	$466,517,035	$11,039,990,604	$6,199,595,578
U.S. Government Securities	16,558,074	37,379,634	1,946,697,235

Total Sales	$483,075,109	$11,077,370,238	$8,146,292,813

For the year ended September 30, 2017, purchases and sales related to mortgage dollar rolls were as follows:

	GNMA	U.S. Government Bond
Purchases	$6,925,951,494	$2,547,844,664
Sales	$6,928,401,677	$2,547,631,669

8. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	105

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, the classification of investments, foreign currency transactions, non-deductible expenses, securities in default, net paydown losses and fees paid on trade settlements were reclassified to the following accounts:

	Credit Strategies Income	GNMA	U.S. Government Bond
Paid in-capital	$ (51,871)	—	—
Distributions in excess of net investment income	$(4,031,634)	$ 7,766,630	$ 2,563,007
Accumulated net realized loss	$ 4,083,505	$(7,766,630)	$(2,563,007)

The tax character of distributions paid was as follows:
	Credit Strategies Income	GNMA	U.S. Government Bond
Ordinary income
9/30/2017	$16,825,630	$20,021,956	$13,963,248
9/30/2016	15,233,749	20,944,014	16,553,692
Tax return of capital
9/30/2017	—	198,216	716,392
9/30/2016	—	218,530	—

Total
9/30/2017	$16,825,630	$20,220,172	$14,679,640

9/30/2016	$15,233,749	$21,162,544	$16,553,692

As of period end, the tax components of accumulated net earnings (losses) were as follows:
	Credit Strategies Income	GNMA	U.S. Government Bond
Capital loss carryforwards	$(4,859,364)	$(59,510,133)	$(48,151,920)
Net unrealized gains (losses)[1]	9,439,196	2,755,617	(1,961,588)
Qualified late-year losses[2]	(3,244,988)	(20,257)	(508,276)
Total	$ 1,334,844	$(56,774,773)	$(50,621,784)

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements and the classification of investments.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of September 30, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Credit Strategies Income	GNMA	U.S. Government Bond
No expiration date[3]	$4,859,364	$59,510,133	$44,708,312
2018	—	—	3,443,608

Total	$4,859,364	$59,510,133	$48,151,920

[3]	Must be utilized prior to losses subject to expiration.

During the year ended September 30, 2017, BlackRock Credit Strategies Income utilized $1,286,056 of its capital loss carryforward.

106	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

As of September 30, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Credit Strategies Income	GNMA	U.S. Government Bond
Tax cost	$474,909,886	$1,018,496,196	$967,518,502
Gross unrealized appreciation	$ 12,334,331	$ 7,450,765	$ 6,263,028
Gross unrealized depreciation	(2,780,194)	(4,169,999)	(7,630,024)
Net unrealized appreciation (depreciation)	$ 9,554,137	$ 3,280,766	$ (1,366,996)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Of the aggregate $2.1 billion commitment amount, $500 million is specifically designated to BlackRock Floating Rate Income Portfolio and Credit Strategies Income in the aggregate. The remaining $1.6 billion commitment is available to all Participating Funds, but BlackRock Floating Rate Income Portfolio and Credit Strategies Income can borrow up to an additional $350 million in the aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2017, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	107

Notes to Financial Statements (continued)

of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
Credit Strategies Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	23,941,349	$243,904,544	18,635,920	$185,102,381
Shares issued in reinvestment of distributions	1,036,157	10,568,336	904,920	8,992,583
Shares redeemed	(13,847,380)	(140,677,762)	(19,149,739)	(189,933,007)

Net increase	11,130,126	$113,795,118	391,101	$4,161,957

Investor A
Shares sold	5,289,310	$53,833,013	8,143,011	$80,833,769
Shares issued in reinvestment of distributions	422,664	4,301,175	464,442	4,619,475
Shares redeemed	(6,923,128)	(70,373,913)	(7,572,990)	(75,349,579)

Net increase (decrease)	(1,211,154)	$(12,239,725)	1,034,463	$10,103,665

108	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016
Credit Strategies Income (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	987,971	$10,033,260	1,188,206	$11,855,063
Shares issued in reinvestment of distributions	92,192	938,680	78,974	785,908
Shares redeemed	(1,009,779)	(10,285,577)	(844,454)	(8,361,880)

Net increase	70,384	$686,363	422,726	$4,279,091

			Period August 1, 2016[1] to September 30, 2016
			Shares	Amount
Class K
Shares sold	98	$1,000	19,841	$200,000
Shares issued in reinvestment of distributions	3	25	—	—

Net increase	101	$1,025	19,841	$200,000

Total Net Increase	9,989,457	$102,242,781	1,868,131	$18,744,713

[1] Commencement of operations.

			Year Ended September 30, 2016
GNMA			Shares	Amount
Institutional
Shares sold	15,386,626	$148,489,520	25,735,507	$253,521,823
Shares issued in reinvestment of distributions	966,803	9,326,686	918,421	9,056,821
Shares redeemed	(29,595,813)	(285,438,683)	(23,090,818)	(227,578,069)

Net increase (decrease)	(13,242,384)	$(127,622,477)	3,563,110	$35,000,575

Service
Shares sold	191,655	$1,850,251	428,317	$4,214,059
Shares issued in reinvestment of distributions	31,981	307,935	59,916	589,491
Shares redeemed	(475,834)	(4,578,818)	(2,195,454)	(21,625,669)

Net decrease	(252,198)	$(2,420,632)	(1,707,221)	$(16,822,119)

Investor A
Shares sold and automatic conversion of shares	4,415,853	$42,849,216	11,928,771	$118,104,703
Shares issued in reinvestment of distributions	568,867	5,511,208	548,692	5,433,571
Shares redeemed	(12,890,505)	(124,841,141)	(5,514,768)	(54,616,212)

Net increase (decrease)	(7,905,785)	$(76,480,717)	6,962,695	$68,922,062

Investor C
Shares sold	483,913	$4,682,301	1,938,423	$19,068,875
Shares issued in reinvestment of distributions	149,760	1,443,860	157,369	1,550,495
Shares redeemed	(3,688,709)	(35,555,347)	(2,532,386)	(24,940,186)

Net decrease	(3,055,036)	$(29,429,186)	(436,594)	$(4,320,816)

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	109

Notes to Financial Statements (continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016
GNMA (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	493,480	$4,733,621	646,334	$6,352,020
Shares issued in reinvestment of distributions	64,079	615,623	51,392	504,877
Shares redeemed	(306,332)	(2,951,368)	(508,811)	(4,985,587)

Net increase	251,227	$2,397,876	188,915	$1,871,310

Total Net Increase (Decrease)	(24,204,176)	$(233,555,136)	8,570,905	$84,651,012

U.S. Government Bond
Institutional
Shares sold	5,121,820	$53,644,238	8,603,656	$91,736,857
Shares issued in reinvestment of distributions	252,759	2,640,534	266,981	2,840,324
Shares redeemed	(4,094,207)	(42,795,079)	(8,642,825)	(92,357,260)

Net increase	1,280,372	$13,489,693	227,812	$2,219,921

Service
Shares sold	176,417	$1,843,442	104,239	$1,111,394
Shares issued in reinvestment of distributions	8,905	92,974	8,053	85,563
Shares redeemed	(404,123)	(4,235,359)	(34,560)	(367,030)

Net increase (decrease)	(218,801)	$(2,298,943)	77,732	$829,927

Investor A
Shares sold and automatic conversion of shares	6,757,089	$70,918,794	8,737,448	$92,954,898
Shares issued in reinvestment of distributions	727,988	7,622,669	821,245	8,742,043
Shares redeemed	(10,096,268)	(105,848,281)	(15,124,986)	(161,411,332)

Net decrease	(2,611,191)	$(27,306,818)	(5,566,293)	$(59,714,391)

Investor B1
Shares sold	—	$4	—	$7
Shares issued in reinvestment of distributions	126	1,310	234	2,470
Shares redeemed	(5,874)	(62,365)	(9,731)	(103,763)

Net decrease	(5,748)	$(61,051)	(9,497)	$(101,286)

Investor C
Shares sold	830,166	$8,715,042	2,000,747	$21,242,525
Shares issued in reinvestment of distributions	49,996	522,139	55,467	588,612
Shares redeemed	(1,977,472)	(20,698,768)	(1,911,512)	(20,358,198)

Net increase (decrease)	(1,097,310)	$(11,461,587)	144,702	$1,472,939

Investor C1
Shares sold	348,148	$3,636,894	482,215	$5,133,471
Shares issued in reinvestment of distributions	54,776	571,997	77,660	823,470
Shares redeemed	(3,179,819)	(33,295,894)	(2,022,447)	(21,506,093)

Net decrease	(2,776,895)	$(29,087,003)	(1,462,572)	$(15,549,152)

110	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (concluded)

	Year Ended September 30, 2017		Year Ended September 30, 2016
U.S. Government Bond (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	703,392	$7,374,165	1,014,162	$10,815,015
Shares issued in reinvestment of distributions	43,067	450,658	42,093	448,104
Shares redeemed	(1,058,919)	(11,083,951)	(680,716)	(7,268,991)

Net increase (decrease)	(312,460)	$(3,259,128)	375,539	$3,994,128

Total Net Decrease	(5,742,033)	$(59,984,837)	(6,212,577)	$(66,847,914)

At September 30, 2017, BlackRock HoldCo 2, Inc., an affiliate of the Funds, owned 19,841 Class K Shares of Credit Strategies Income.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	111

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock Credit Strategies Income Fund, BlackRock GNMA Portfolio and BlackRock U.S. Government Bond Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of BlackRock Credit Strategies Income Fund, BlackRock GNMA Portfolio and BlackRock U.S. Government Bond Portfolio (collectively the “Funds”), each a series of BlackRock Funds II, as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Credit Strategies Income Fund, BlackRock GNMA Portfolio and BlackRock U.S. Government Bond as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 27, 2017

Important Tax Information (Unaudited)

During the fiscal year ended September 30, 2017, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Dates	Credit Strategies Income	GNMA	U.S. Government Bond
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S.	October 2016 - December 2016	84.84%	100.00%	97.75%
Residents[1]	January 2017 - September 2017	53.96%	94.65%	88.01%
Qualified Dividend Income for Individuals[2]	October 2016 - September 2017	8.53%	—	—
Dividends Qualifying for the Dividend Received Deduction for Corporations[2]	October 2016 - September 2017	5.45%	—	—
Federal Obligation Interest[3]		0.12%	0.65%	34.07%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]	The Funds hereby designate the percentage indicated above or the maximum allowable by law.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

112	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 6, 2017 (the “April Meeting”) and May 9-10, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock GNMA Portfolio (the “GNMA Portfolio”), BlackRock Credit Strategies Income Fund (the “Credit Strategies Income Fund”) and BlackRock U.S. Government Bond Portfolio (the “U.S. Government Bond Portfolio”) (each, a “Fund,” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited (together, the “Sub-Advisors”), respectively with respect to the Credit Strategies Income Fund. The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements”.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge 1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients,

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	113

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust , on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Credit Strategies Income Fund, each for a one-year term ending June 30, 2018. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

114	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the GNMA Portfolio ranked in the second, second, and first quartiles against its Broadridge Performance Universe.

The Board noted that for each of the one-, three- and five-year periods reported, the Credit Strategies Income Fund ranked in the second quartile against its Broadridge Performance Universe. The Board noted that effective July 1, 2016, the Credit Strategies Income Fund had undergone changes in investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Secured Credit Portfolio to BlackRock Credit Strategies Income Fund.

The Board noted that for each of the one-, three- and five-year periods reported, the U.S. Government Bond Portfolio ranked in the second quartile against its Broadridge Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the GNMA Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the GNMA Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the GNMA Portfolio’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on October 14, 2016. The Board noted that

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	115

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board also noted that based on pro-forma advisory fees reflective of the contractual adjustment, the GNMA Portfolio’s contractual management fee rate is expected to rank in the first quartile, and that the estimated actual management fee rate is expected to rank in the first quartile.

The Board noted that the Credit Strategies Income Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Credit Strategies Income Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Credit Strategies Income Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This contractual expense cap reduction was implemented on July 1, 2016.

The Board noted that the U.S. Government Bond Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the U.S. Government Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the U.S. Government Bond Portfolio’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on October 14, 2016. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board also noted that based on pro-forma advisory fees reflective of the contractual adjustment, the U.S. Government Bond Portfolio’s contractual management fee rate is expected to rank in the second quartile, and that the estimated actual management fee rate is expected to rank in the second quartile.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Credit Strategies Income Fund, each for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

116	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	27 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	27 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	27 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burtons Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	27 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003.	27 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	27 RICs consisting of 98 Portfolios	None
Lena G. Goldberg 1949	Trustee	Since 2016	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	27 RICs consisting of 98 Portfolios	None

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	117

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
Henry R. Keizer 1956	Trustee	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	27 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John F. O’Brien 1943	Trustee	Since 2007	Trustee Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	27 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	27 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	27 RICs consisting of 98 Portfolios	None

118	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	27 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	119

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisers[1] BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

BlackRock (Singapore) Limited 079912 Singapore

Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809 [1] For Credit Strategies Income.	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

120	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	121

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

122	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TaxableCGU-9/17-AR

SEPTEMBER 30, 2017

ANNUAL REPORT	BLACKROCK®

BlackRock Funds II

▶   BlackRock Core Bond Portfolio

▶   BlackRock High Yield Bond Portfolio

▶   BlackRock Low Duration Bond Portfolio

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands, and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. As a result, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

Market prices began to reflect reflationary expectations toward the end of 2016, as investors sensed that a global recovery was afoot. And those expectations have been largely realized in 2017, as many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing interest rates three times and setting expectations for additional interest rate increases. The Fed also announced its plan to begin reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. The Fed will reduce its $4.5 trillion balance sheet by only $10 billion in October with further reductions expected in subsequent months.

By contrast, the European Central Bank and the Bank of Japan both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of debt issued by their respective governments, which means central bank bond purchasing plans may need to be reduced in 2018.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

In recent months, financial markets have appeared less dependent on significant U.S. tax reform and infrastructure spending. Rising consumer confidence and improving business sentiment have generated momentum for the U.S. economy, even without the potential effects of major legislative changes. Escalating tensions with North Korea and our nation’s divided politics remain significant concerns; however, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

High valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017, particularly in emerging markets. In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.71%	18.61%
U.S. small cap equities (Russell 2000® Index)	8.27	20.74
International equities (MSCI Europe, Australasia, Far East Index)	11.86	19.10
Emerging market equities (MSCI Emerging Markets Index)	14.66	22.46
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.47	0.66
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	1.57	(4.61)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.31	0.07
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.82	0.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.19	8.87

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

Go Paperless... It’s Easy, Economical and Green!	Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	3

Fund Summary as of September 30, 2017	BlackRock Core Bond Portfolio

Investment Objective

BlackRock Core Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2017, the Fund’s Institutional, Investor A, Class K and Service Shares outperformed the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s Investor C and Class R Shares, underperformed the benchmark.

What factors influenced performance?

•

During the period, the Fund’s stance with respect to duration (sensitivity to interest rate changes) and yield curve positioning contributed positively to performance relative to the benchmark. Other positive contributors included investment-grade credit positioning, macro-oriented strategies, and an overweight to securitized assets.

•	The Fund’s security selection within both asset-backed securities and commercial mortgage-backed securities (“CMBS”) represented the main detractors from performance.

•

The Fund held derivatives, which included options and foreign currency transactions, for risk management purposes as well as to manage exposures with the goal of generating returns. The Fund managed duration via financial futures and swaps. The Fund’s use of derivatives contributed positively to Fund performance during the period.

Describe recent portfolio activity.

•

At the end of November 2016, on expectations regarding the impact of rising interest rates on intermediate-term bond outflows, the Fund’s underweight to the long end of the U.S. yield curve was eliminated and an underweight to the three- to 10-year portion of the curve was initiated. The Fund also moved to an underweight in U.S. investment-grade credit. Toward the end of the fourth quarter of 2016, the Fund assumed a more cautious stance regarding emerging markets on concerns over the impact of rising interest rates and a stronger U.S.

dollar. The Fund emphasized securitized products, adding to collateralized loan obligations, but taking profits in CMBS and non-agency mortgage-backed securities following their strong performance.

•

In early 2017, the Fund was positioned in anticipation of higher interest rates globally stemming from firming global growth. In seeking to benefit from this scenario, the Fund maintained an underweight duration bias, and a preference for sectors of the market with attractive yields that were profiting from increased consumer confidence, such as securitized assets and emerging markets.

•

During the summer, the Fund’s duration underweight was tactically narrowed as volatility remained low, global growth began to plateau following a strong recovery, and inflation expectations declined. The goal was to increase the portfolio’s income, as the lack of a catalyst in the market were expected to favor strategies designed to generate income given the large demand for fixed-income assets, as well as low supply.

•

For the third quarter of 2017, the Fund maintained a duration underweight on the view that synchronized global growth alongside less accommodative central banks could help to buoy rates into year end. The Fund also favored income-oriented opportunities in areas such as securitized assets and emerging markets as the demand for yield and healthy fundamentals supported valuations in credit sectors.

Describe portfolio positioning at period end.

•

At period end, the Fund maintained an underweight stance with respect to duration. The Fund also was positioned with a focus on generating income through allocations to securitized assets given a strong supply/ demand backdrop, as well as to emerging market bonds and select investment grade and high yield corporate bonds given overall high valuations. The Fund ended the period with an increased overweight in emerging markets on the view that synchronized developed market growth could bode well for the sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	33%
U.S. Treasury Obligations	30
Corporate Bonds	24
Asset-Backed Securities	5
Non-Agency Mortgage-Backed Securities	3
Foreign Government Obligations	3
Taxable Municipal Bonds	1
Preferred Securities	1

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	69%
AA/Aa	3
A	11
BBB/Baa	16
N/R	1

[1]	Total investments exclude short-term securities, options purchased, TBA sale commitments and options written.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

BlackRock Core Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index (the benchmark).

[3]   A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended September 30, 2017
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.49%	2.32%	2.30%	0.46%	N/A	2.47%	N/A	3.98%	N/A
Service	2.24	2.02	2.17	0.20	N/A	2.15	N/A	3.68	N/A
Investor A	2.15	1.93	2.06	0.21	(3.80)%	2.13	1.30%	3.67	3.25%
Investor C	1.49	1.30	1.69	(0.55)	(1.53)	1.40	1.40	2.91	2.91
Class K	2.54	2.43	2.32	0.52	N/A	2.55	N/A	4.09	N/A
Class R	1.99	1.72	2.04	(0.04)	N/A	1.89	N/A	3.39	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	2.31	0.07	N/A	2.06	N/A	4.27	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Ending Account Value September 30, 2017	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,023.00	$2.89	$2.18	$1,000.00	$1,022.21	$2.89	$1,022.91	$2.18
Service	$1,000.00	$1,021.70	$4.16	$3.45	$1,000.00	$1,020.96	$4.15	$1,021.66	$3.45
Investor A	$1,000.00	$1,020.60	$4.15	$3.44	$1,000.00	$1,020.96	$4.15	$1,021.66	$3.45
Investor C	$1,000.00	$1,016.90	$7.89	$7.23	$1,000.00	$1,017.25	$7.89	$1,017.90	$7.23
Class K	$1,000.00	$1,023.20	$2.64	$1.93	$1,000.00	$1,022.46	$2.64	$1,023.16	$1.93
Class R	$1,000.00	$1,020.40	$5.42	$4.71	$1,000.00	$1,019.70	$5.42	$1,020.41	$4.71

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.57% for Institutional, 0.82% for Service, 0.82% for Investor A, 1.56% for Investor C, 0.52% for Class K and 1.07% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.43% for Institutional, 0.68% for Service, 0.68% for Investor A, 1.43% for Investor C, 0.38% for Class K and 0.93% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	5

Fund Summary as of September 30, 2017	BlackRock High Yield Bond Portfolio

Investment Objective

BlackRock High Yield Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2017, the Fund’s Institutional, Service, Investor A, Class K and Class R Shares outperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, while the Fund’s Investor B, Investor B1, Investor C and Investor C1 Shares underperformed the benchmark.

What factors influenced performance?

•

During the period, the largest contributors to performance from a sector perspective included positions in the banking, gaming and independent energy sectors. Positions in the environmental, building materials and natural gas sectors also contributed. In terms of credit rating, security selection within B-rated names represented the largest contribution, followed by BBB-rated positions. Lastly, from an asset allocation perspective, the Fund’s positioning within floating rate loan interests (“bank loans”) was a strong positive contributor, as were liquid high yield positions including high yield exchange traded funds (“ETFs”), high yield credit default swaps and total return swaps.

•

The Fund’s underweight to the oil field services sector and security selection within the electric and retailers sectors detracted during the period. From a credit rating perspective, BB-rated credits were the largest detractor, followed by CC-rated names. The portfolio’s equity derivative positions also detracted slightly over the period.

Describe recent portfolio activity.

•	From a portfolio risk stance, the Fund maintained a slight overweight. However, the investment adviser remained focused on quality and consistent cash flow, in issues where balance sheets and asset coverage are strong. While lower quality and distressed portions of the high yield market outperformed over the period, the portfolio remained underweight to the riskier, higher yielding portion of the market in order to manage risk. In that light, the Fund reduced risk across the consumer cyclical segment — retail in particular — as the investment adviser’s outlook for the segment continued to deteriorate under pressure from declining sales and longer-term consumer trends. Additionally, the Fund added to its holdings in the cable & satellite and health care sectors. Within energy, the Fund tactically managed exposure, adding and reducing within sectors as market conditions warranted. At period end, the portfolio remained overweight in independent energy, while underweight in oil field services and midstream.

Describe portfolio positioning at period end.

•

As of period end, the Fund held an underweight to BB-rated credits, an overweight in B-rated issuers and an overweight in select CCC bonds with improving credit positions or attractive yields. Importantly, the Fund maintained underweights to either end of the market’s yield spectrum, i.e. the higher-yielding segment that contained a larger concentration of stressed assets as well as the lower yielding portion where spreads are less attractive. From a sector standpoint, gaming, metals & mining and wireless were the Fund’s largest overweights, while retailers, home construction and oil field services were its largest underweights. From an asset allocation perspective, the Fund ended the period with a 7% allocation to bank loans. The portfolio’s equity positioning was roughly 3% at period end, holding several high conviction positions in both common and preferred stock. The Fund also maintained positions in high yield liquid products including ETFs, credit default swaps and total return swaps.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]

Corporate Bonds	82%
Floating Rate Loan Interests	7
Preferred Securities	4
Asset-Backed Securities	3
Investment Companies	2
Common Stocks	2

Credit Quality Allocation[2]	Percent of Total Investments[1]

A	1%
BBB/Baa	6
BB/Ba	35
B	41
CCC/Caa	10
N/R	7

[1]	Total investments exclude short-term securities, options purchased and options written.
[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

BlackRock High Yield Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds.

[3]   An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no issuer represents more than 2 percent of the index.

Performance Summary for the Period Ended September 30, 2017

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.28%	5.27%	4.31%	9.64%	N/A	6.60%	N/A	7.58%	N/A
Service	5.00	4.99	4.15	9.15	N/A	6.27	N/A	7.23	N/A
Investor A	4.80	4.78	4.14	9.29	4.91%	6.26	5.39%	7.23	6.79%
Investor B	4.33	4.32	3.52	8.01	3.51	5.29	4.97	6.65	6.65
Investor B1	4.46	4.46	3.87	8.70	4.70	5.69	5.38	6.70	6.70
Investor C	4.28	4.27	3.76	8.48	7.48	5.45	5.45	6.43	6.43
Investor C1	4.45	4.44	3.85	8.67	N/A	5.65	N/A	6.63	N/A
Class K	5.39	5.39	4.23	9.59	N/A	6.67	N/A	7.66	N/A
Class R	4.67	4.66	3.98	8.94	N/A	5.91	N/A	6.92	N/A
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	4.19	8.87	N/A	6.37	N/A	7.92	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Ending Account Value September 30, 2017	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,043.10	$3.12	$3.07	$1,000.00	$1,022.01	$3.09	$1,022.06	$3.04
Service	$1,000.00	$1,041.50	$4.66	$4.66	$1,000.00	$1,020.51	$4.61	$1,020.51	$4.61
Investor A	$1,000.00	$1,041.40	$4.71	$4.71	$1,000.00	$1,020.46	$4.66	$1,020.46	$4.66
Investor B	$1,000.00	$1,035.20	$9.74	$9.69	$1,000.00	$1,015.49	$9.65	$1,015.54	$9.60
Investor B1	$1,000.00	$1,038.70	$7.46	$7.46	$1,000.00	$1,017.75	$7.38	$1,017.75	$7.38
Investor C	$1,000.00	$1,037.60	$8.48	$8.43	$1,000.00	$1,016.75	$8.39	$1,016.80	$8.34
Investor C1	$1,000.00	$1,038.50	$7.56	$7.56	$1,000.00	$1,017.65	$7.49	$1,017.65	$7.49
Class K	$1,000.00	$1,042.30	$2.56	$2.56	$1,000.00	$1,022.56	$2.54	$1,022.56	$2.54
Class R	$1,000.00	$1,039.80	$6.34	$6.29	$1,000.00	$1,018.85	$6.28	$1,018.90	$6.23

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.61% for Institutional, 0.91% for Service, 0.92% for Investor A, 1.91% for Investor B, 1.46% for Investor B1, 1.66% for Investor C, 1.48% for Investor C1, 0.50% for Class K and 1.24% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.60% for Institutional, 0.91% for Service, 0.92% for Investor A, 1.90% for Investor B, 1.46% for Investor B1, 1.65% for Investor C, 1.48% for Investor C1, 0.50% for Class K and 1.23% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	7

Fund Summary as of September 30, 2017	BlackRock Low Duration Bond Portfolio

Investment Objective

BlackRock Low Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2017, the Fund outperformed the benchmark, the BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index.

What factors influenced performance?

•

During the period, the principal contributors to performance were the Fund’s allocations to spread products, led by asset-backed securities (“ABS”), and followed by high yield securities, commercial mortgage-backed securities (“CMBS”) and corporate issues. Agency mortgage-backed securities (“MBS”) also contributed to performance, but to a lesser degree.

•	The main detractor from performance was the Fund’s underweight to U.S. Treasuries.

•

The Fund held derivatives as part of managing its duration (sensitivity to interest rate changes) and foreign exchange hedging strategies. These positions had no material impact on performance. The Fund also employed credit derivatives for investment grade corporate credit to enhance the Fund’s risk exposure in that sector, utilized Eurodollar futures for tactical duration trades, and used credit derivatives to gain exposure to emerging market debt. During the period, the use of the derivatives, which included options, financial futures, swaps and foreign currency transactions, had a positive impact on Fund performance.

Describe recent portfolio activity.

•

The beginning of the reporting period witnessed a massive “reflation” trade, arguably greater in extent than the 2013 “taper tantrum.” A significant increase in U.S. Treasury yields was caused by heightened market expectations that the incoming U.S. administration would spur economic growth and in turn inflation due to their pro-growth agenda, including new legislative initiatives such as broad tax reform, and deregulation of the financial industry. Given this market sentiment, the spread duration

(sensitivity to changes in credit spreads) of the Fund was increased by boosting exposure to corporate issues such as financials and industrials. The Fund’s structured credit positioning in ABS and CMBS also was increased, but to a lesser extent.

•

During the second half of the reporting period, the Fund’s exposure to agency MBS was increased with the view that the sector was attractively priced relative to other spread sectors. The MBS sector had been under pressure due to uncertainty regarding the Fed’s change in reinvestment policies that includes agency MBS, as well as the unknown path forward for privatization regarding Fannie Mae and Freddie Mac. Additionally, in light of continued low market volatility, the investment adviser believed that agency MBS could generate attractive risk-adjusted income for the Fund.

•

The Fund maintained a neutral-to-shorter duration bias in light of the expected rate hikes by the Fed during the 12-month period. The Fund further shortened its duration stance going into the final month of the period as the investment adviser felt that market expectations for short-term rate increases through 2018 were too low. However, the Fund ended the period with a slightly longer duration bias due to expectations for a continued low level of market volatility.

Describe portfolio positioning at period end.

•

From a sector allocation perspective, the Fund continued to emphasize spread product, bringing the Fund’s spread duration to more than three years — its highest level in five years. The largest allocations to spread products on a spread duration basis were to investment grade corporate issues, followed by agency MBS, ABS and CMBS. The Fund also continued to favor financials, on the view that the sector may benefit from a steepening yield curve and potential deregulation. The Fund remained underweight U.S. Treasuries and agency securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]

Corporate Bonds	34%
Asset-Backed Securities	24
U.S. Government Sponsored Agency Securities	15
Non-Agency Mortgage-Backed Securities	14
U.S. Treasury Obligations	10
Foreign Government Obligations	2
Investment Companies	1

Credit Quality Allocation[2]	Percent of Total Investments[1]

AAA/Aaa[3]	61%
AA/Aa	2
A	10
BBB/Baa	19
BB/Ba	3
B	2
N/R	3

[1]	Total investments exclude short-term securities, options purchased and TBA sale commitments.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

BlackRock Low Duration Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is between 0-3 years.

[3]   An unmanaged index comprised of investment grade corporate bonds and U.S. Government Agency and U.S. Treasury securities with maturities ranging from one to three years.

Performance Summary for the Period Ended September 30, 2017
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.87%	1.83%	1.20%	1.88%	N/A	1.66%	N/A	2.51%	N/A
Service	1.62	1.53	1.18	1.73	N/A	1.35	N/A	2.18	N/A
Investor A	1.58	1.47	1.18	1.73	(0.56)%	1.35	0.89%	2.17	1.93%
Investor A1	1.77	1.68	1.26	1.88	N/A	1.52	N/A	2.35	N/A
Investor C	0.88	0.77	0.80	0.97	(0.03)	0.60	0.60	1.42	1.42
Investor C2	1.47	1.35	1.10	1.57	N/A	1.20	N/A	2.04	N/A
Investor C3	0.98	0.76	0.85	1.07	N/A	0.63	N/A	1.40	N/A
Class K	1.92	1.90	1.23	1.93	N/A	1.70	N/A	2.56	N/A
Class R	1.37	1.09	1.06	1.47	N/A	1.04	N/A	1.75	N/A
BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index	—	—	0.65	0.65	N/A	0.94	N/A	2.10	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Ending Account Value September 30, 2017	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,012.00	$2.17	$2.07	$1,000.00	$1,022.91	$2.18	$1,023.01	$2.08
Service	$1,000.00	$1,011.80	$3.43	$3.33	$1,000.00	$1,021.66	$3.45	$1,021.76	$3.35
Investor A	$1,000.00	$1,011.80	$3.43	$3.33	$1,000.00	$1,021.66	$3.45	$1,021.76	$3.35
Investor A1	$1,000.00	$1,012.60	$2.67	$2.57	$1,000.00	$1,022.41	$2.69	$1,022.51	$2.59
Investor C	$1,000.00	$1,008.00	$7.20	$7.10	$1,000.00	$1,017.90	$7.23	$1,018.00	$7.13
Investor C2	$1,000.00	$1,011.00	$4.13	$4.08	$1,000.00	$1,020.96	$4.15	$1,021.01	$4.10
Investor C3	$1,000.00	$1,008.50	$6.65	$6.60	$1,000.00	$1,018.45	$6.68	$1,018.50	$6.63
Class K	$1,000.00	$1,012.30	$1.87	$1.82	$1,000.00	$1,023.21	$1.88	$1,023.26	$1.83
Class R	$1,000.00	$1,010.60	$4.69	$4.59	$1,000.00	$1,020.41	$4.71	$1,020.51	$4.61

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.43% for Institutional, 0.68% for Service, 0.68% for Investor A, 0.53% for Investor A1, 1.43% for Investor C, 0.82% for Investor C2, 1.32% for Investor C3, 0.37% for Class K and 0.93% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.41% for Institutional, 0.66% for Service, 0.66% for Investor A, 0.51% for Investor A1, 1.41% for Investor C, 0.81% for Investor C2, 1.31% for Investor C3, 0.36% for Class K and 0.91% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	9

About Fund Performance

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond Portfolio (“Low Duration Bond”), which is subject to an initial sales charge of 2.25%. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On the close of business on June 23, 2015, all issued and outstanding Investor B3 Shares of Low Duration Bond were converted into Investor A Shares with the same relative aggregated net asset value (“NAV”).

•

Investor A1 Shares (available only in Low Duration Bond) are subject to a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Fund. Certain redemption of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders.

•

Investor B Shares (available only in BlackRock High Yield Bond Portfolio (“High Yield Bond”)) are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than seven years reflect this conversion.

•

Investor B1 Shares (available only in High Yield Bond) are subject to a maximum CDSC of 4.00% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•	Investor C1, Investor C2 and Investor C3 Shares (Investor C1 Shares available only in High Yield Bond; Investor C2 and Investor C3

Shares available only in Low Duration Bond) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55%, 0.30% and 0.65% per year, respectively, and a service fee of 0.25%, 0.10% and 0.25% per year, respectively. Prior to July 18, 2011, Low Duration Bond’s Investor C3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C3 Shares fees.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to July 18, 2011, Low Duration Bond’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

Investor A1, Investor B1, Investor C1, Investor C2 and Investor C3 Shares of their respective Funds are available only for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2017 and held through September 30, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	11

Schedule of Investments September 30, 2017	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, (3 mo. LIBOR US + 1.100%), 2.40%, 7/15/26 (a)(b)	USD	1,320	$1,320,310
Allegro CLO II Ltd., Series 2014-1A, Class A1R, (3 mo. LIBOR US + 1.310%), 2.62%, 1/21/27 (a)(b)		770	772,754
ALM V Ltd., Series 2012-5A, Class A2R, (3 mo. LIBOR US + 2.150%), 3.45%, 10/18/27 (a)(b)		1,000	999,958
ALM XI Ltd., Series 2014-11A, Class A1R, (3 mo. LIBOR US + 1.140%), 2.44%, 10/17/26 (a)(b)		4,114	4,117,810
ALM XII Ltd.:
Series 2015-12A, Class A1R, (3 mo. LIBOR US + 1.050%), 2.35%, 4/16/27 (a)(b)		2,210	2,219,535
Series 2015-12A, Class BR, (3 mo. LIBOR US + 2.050%), 3.35%, 4/16/27 (a)(b)		1,110	1,112,052
ALM XIV Ltd., Series 2014-14A, Class A1R, (3 mo. LIBOR US + 1.150%), 2.46%, 7/28/26 (a)(b)		4,240	4,240,971
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class BR, (3 mo. LIBOR US + 2.050%), 3.35%, 7/15/27 (a)(b)		560	560,151
AMMC CLO 18 Ltd., Series 2016-18A, Class AL1, (3 mo. LIBOR US + 1.570%), 2.89%, 5/26/28 (a)(b)		1,770	1,781,583
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, (3 mo. LIBOR US + 1.260%), 2.57%, 7/24/29 (a)(b)		790	795,616
AMMC CLO XIV Ltd., Series 2014-14A, Class A1LR, (3 mo. LIBOR US + 1.250%), 2.56%, 7/25/29 (a)(b)		1,530	1,543,280
Anchorage Capital CLO 3 Ltd., Series 2014-3A, Class A2AR, (3 mo. LIBOR US + 2.050%), 3.36%, 4/28/26 (a)(b)		580	579,970
Anchorage Capital CLO 4 Ltd., Series 2014-4A, Class A1AR, (3 mo. LIBOR US + 1.140%), 2.45%, 7/28/26 (a)(b)		920	922,516
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, (3 mo. LIBOR US + 1.270%), 2.57%, 7/15/30 (a)(b)		580	580,328
Anchorage Capital CLO Ltd.:
Series 2013-1A, Class A1, (3 mo. LIBOR US + 1.190%), 2.49%, 7/13/25 (a)(b)		670	669,999
Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.250%), 0.00%, 10/13/30 (a)(b)		670	670,000
Series 2013-1A, Class A2A, (3 mo. LIBOR US + 1.750%), 3.05%, 7/13/25 (a)(b)		440	440,005
Apidos CLO XII, Series 2013-12A, Class A, (3 mo. LIBOR US + 1.100%), 2.40%, 4/15/25 (a)(b)		6,324	6,340,113

Asset-Backed Securities		Par (000)	Value
Apidos CLO XV, Series 2013-15A, Class A1R, (3 mo. LIBOR US + 1.100%), 2.41%, 10/20/25 (a)(b)	USD	500	$500,242
Apidos CLO XVI, Series 2013-16A, Class A1R, (3 mo. LIBOR US + 0.980%), 2.29%, 1/19/25 (a)(b)(c)		950	950,950
Apidos CLO XVIII, Series 2014-18A, Class A1R, (3 mo. LIBOR US + 1.120%), 2.43%, 7/22/26 (a)(b)		370	370,441
Apidos CLO XX, Series 2015-20A, Class A1R, (3 mo. LIBOR US + 1.330%), 2.63%, 1/16/27 (a)(b)		250	250,978
Arbor Realty CLO Ltd., Series 2015-FL2A, Class A, (1 mo. LIBOR US + 1.750%), 2.98%, 9/15/25 (a)(b)		780	783,081
Arbor Realty Commercial Real Estate Notes Ltd.:
Series 2016-FL1A, Class A, (1 mo. LIBOR US + 1.700%), 2.93%, 9/15/26 (a)(b)		1,300	1,310,218
Series 2017-FL2, Class A, (1 mo. LIBOR US + 0.990%), 2.22%, 8/15/27 (a)(b)(c)		450	450,000
Atlas Senior Loan Fund IV Ltd.:
Series 2013-2A, Class A1LR, (3 mo. LIBOR US + 0.980%), 2.30%, 2/17/26 (a)(b)		2,330	2,330,521
Series 2013-2A, Class A2LR, (3 mo. LIBOR US + 1.450%), 2.77%, 2/17/26 (a)(b)		830	830,311
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class CR, (3 mo. LIBOR US + 2.400%), 3.70%, 10/15/26 (a)(b)		320	320,128
Atrium X:
Series 10A, Class B1R, (3 mo. LIBOR US + 1.450%), 2.75%, 7/16/25 (a)(b)		1,250	1,250,386
Series 10A, Class CR, (3 mo. LIBOR US + 1.950%), 3.25%, 7/16/25 (a)(b)		450	451,723
Atrium XI, Series 11A, Class A1R, (3 mo. LIBOR US + 1.140%), 2.45%, 10/23/25 (a)(b)		310	310,285
Avery Point V CLO Ltd.:
Series 2014-5A, Class AR, (3 mo. LIBOR US + 0.980%), 2.28%, 7/17/26 (a)(b)		970	974,656
Series 2014-5A, Class BR, (3 mo. LIBOR US + 1.500%), 2.80%, 7/17/26 (a)(b)		650	650,958
Avery Point VII CLO Ltd., Series 2015-7A, Class A1, (3 mo. LIBOR US + 1.500%), 2.80%, 1/15/28 (a)(b)		630	636,511
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (b)		386	383,966
Series 2015-2, Class A, 3.34%, 11/15/48 (b)		472	476,031
Babson CLO Ltd., Series 2013-IA, Class A, (3 mo. LIBOR US + 1.100%), 2.41%, 4/20/25 (a)(b)		1,701	1,705,029

Portfolio Abbreviations
ABS	Asset-Backed Security	FKA	Formerly Known As	PIK	Payment-in-kind
AKA	Also Known As	GBP	British Pound	RB	Revenue Bonds
AUD	Australian Dollar	GO	General Obligation Bonds	RUB	Russian Ruble
BRL	Brazilian Real	IDR	Indonesian Rupiah	S&P	S&P Global Ratings
BZDIOVER	Overnight Brazil CETIP - Interbank Rate	JIBAR	Johannesburg Interbank Agreed Rate	SCA	Svenska Celluosa Aktiebolaget
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CHF	Swiss Franc	KRW	South Korean Won	SPDR	Standard & Poor’s Depositary Receipts
CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate	TBA	To-be-announced
CLP	Chilean Peso	MXIBTIIE	Mexico Interbank TIIE 28 Day	TRY	Turkish Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwan New Dollar
DAC	Designated Activity Company	NOK	Norwegian Krone	UK RPI	United Kingdom Retail Prices Index
ETF	Exchange-Traded Fund	NZD	New Zealand Dollar	USD	US Dollar
EUR	Euro	OIS	Overnight Index Swap	ZAR	South African Rand
EURIBOR	Euro Interbank Offered Rate	OTC	Over-the-counter

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Battalion CLO IV Ltd., Series 2013-4A, Class A1R, (3 mo. LIBOR US + 1.140%), 2.45%, 10/22/25 (a)(b)	USD	3,965	$3,968,979
Benefit Street Partners CLO Ltd., Series 2012-IA, Class A2R, (3 mo. LIBOR US + 2.250%), 3.55%, 10/15/25 (a)(b)		2,550	2,564,684
BlueMountain CLO Ltd.:
Series 2013-2A, Class A, (3 mo. LIBOR US + 1.200%), 2.51%, 1/22/25 (a)(b)		360	360,041
Series 2013-3A, Class B1R, (3 mo. LIBOR US + 1.400%), 2.71%, 10/29/25 (a)(b)		250	250,040
Series 2013-3A, Class CR, (3 mo. LIBOR US + 1.900%), 3.21%, 10/29/25 (a)(b)		850	850,054
Series 2013-4A, Class AR, (3 mo. LIBOR US + 1.010%), 2.31%, 4/15/25 (a)(b)		2,510	2,517,426
Series 2014-2A, Class AR, (3 mo. LIBOR US + 0.930%), 2.24%, 7/20/26 (a)(b)		280	280,407
Brookside Mill CLO Ltd., Series 2013-1A, Class A1, (3 mo. LIBOR US + 1.150%), 2.45%, 4/17/25 (a)(b)		1,108	1,109,907
Bsprt Issuer Ltd., Series 2017-FL1, Class A, (1 mo. LIBOR US + 1.350%), 2.67%, 6/15/27 (a)(b)(c)		1,410	1,412,397
Canyon Capital CLO Ltd., Series 2006-1A, Class A1, (3 mo. LIBOR US + 0.250%), 1.57%, 12/15/20 (a)(b)		361	358,962
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-4A, Class AR, (3 mo. LIBOR US + 1.450%), 2.76%, 1/20/29 (a)(b)		5,830	5,889,573
Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.000%), 3.31%, 4/20/27 (a)(b)		340	340,665
Cavalry CLO IV Ltd., Series 2014-4A, Class A, (3 mo. LIBOR US + 1.500%), 2.80%, 10/15/26 (a)(b)		400	400,022
CBAM Ltd., Series 2017-2A, Class B1, (3 mo. LIBOR US + 1.750%), 3.14%, 10/17/29 (a)(b)		810	815,088
Cedar Funding VIII CLO Ltd.:
Series 2017-8A, Class A1, (3 mo. LIBOR US + 1.250%), 2.62%, 10/17/30 (a)(b)		4,130	4,131,591
Series 2017-8A, Class B, (3 mo. LIBOR US + 1.700%), 3.07%, 10/17/30 (a)(b)		750	750,268
Series 2017-8A, Class C, (3 mo. LIBOR US + 2.250%), 3.62%, 10/17/30 (a)(b)		250	250,129
CIFC Funding Ltd.:
Series 2013-4A, Class B1R, (3 mo. LIBOR US + 1.500%), 2.82%, 11/27/24 (a)(b)		1,800	1,801,888
Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.050%), 2.35%, 4/18/25 (a)(b)		560	560,222
Series 2014-2A, Class A1LR, (3 mo. LIBOR US + 1.200%), 2.52%, 5/24/26 (a)(b)		2,909	2,925,056
Series 2014-4A, Class A1R, (3 mo. LIBOR US + 1.380%), 2.68%, 10/17/26 (a)(b)		2,060	2,068,794
Series 2014-5A, Class A1R, (3 mo. LIBOR US + 1.400%), 2.70%, 1/17/27 (a)(b)		8,910	8,954,697
Series 2015-2A, Class A, (3 mo. LIBOR US + 1.450%), 2.75%, 4/15/27 (a)(b)		360	360,758
Series 2015-3A, Class A, (3 mo. LIBOR US + 1.420%), 2.73%, 10/19/27 (a)(b)		1,060	1,059,747
Colony American Homes, Series 2015-1A, Class A, (1 mo. LIBOR US + 1.200%), 2.43%, 7/17/32 (a)(b)		1,132	1,136,793
Dryden XXV Senior Loan Fund:
Series 2012-25A, Class AR, (3 mo. LIBOR US + 1.200%), 2.50%, 1/15/25 (a)(b)		2,590	2,590,054

Asset-Backed Securities		Par (000)	Value
Series 2012-25A, Class ARR, (3 mo. LIBOR US + 0.900%), 0.00%, 10/15/27 (a)(b)	USD	3,030	$3,030,000
Flatiron CLO Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 0.890%), 2.17%, 4/15/27 (a)(b)		780	780,285
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, (1 mo. LIBOR US + 1.550%), 2.78%, 3/15/27 (a)(b)(c)		320	320,000
Greywolf CLO IV Ltd., Series 2014-2A, Class BR, (3 mo. LIBOR US + 2.350%), 3.65%, 1/17/27 (a)(b)		250	250,144
GSAA Home Equity Trust, Series 2006-5, Class 2A1, (1 mo. LIBOR US + 0.070%), 1.31%, 3/25/36 (a)		745	441,578
GT Loan Financing I Ltd., Series 2013-1A, Class A, (3 mo. LIBOR US + 1.270%), 2.58%, 10/28/24 (a)(b)		4,330	4,337,446
Highbridge Loan Management Ltd.:
Series 5A-2015, Class C1R, (3 mo. LIBOR US + 2.100%), 3.41%, 1/29/26 (a)(b)		530	531,309
Series 6A-2015, Class A, (3 mo. LIBOR US + 1.450%), 2.76%, 5/05/27 (a)(b)		2,100	2,102,975
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, (Prime Rate - 2.000%), 1.50%, 1/15/24 (a)(b)		37	36,475
Invitation Homes Trust:
Series 2014-SFR2, Class A, (1 mo. LIBOR US + 1.100%), 2.34%, 9/17/31 (a)(b)		916	919,030
Series 2014-SFR2, Class C, (1 mo. LIBOR US + 2.200%), 3.43%, 9/17/31 (a)(b)		550	549,999
Series 2014-SFR3, Class A, (1 mo. LIBOR US + 1.200%), 2.43%, 12/17/31 (a)(b)		126	125,997
Series 2015-SFR3, Class A, (1 mo. LIBOR US + 1.300%), 2.53%, 8/17/32 (a)(b)		1,435	1,445,061
Lime Street CLO Ltd., Series 2007-1A, Class B, (3 mo. LIBOR US + 0.550%), 1.88%, 6/20/21 (a)(b)		500	498,693
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2R, (3 mo. LIBOR US + 1.120%), 2.43%, 7/20/26 (a)(b)		1,505	1,513,008
Mid-State Trust VII, Series 7, Class A, 6.34%, 12/15/36		1,948	2,063,666
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, (3 mo. LIBOR US + 2.180%), 3.49%, 1/20/24 (a)(b)		990	997,648
Mountain View CLO Ltd., Series 2013-1A, Class A, (3 mo. LIBOR US + 1.160%), 2.46%, 4/12/24 (a)(b)		7,046	7,045,700
MP CLO III Ltd., Series 2013-1A, Class A, (3 mo. LIBOR US + 1.180%), 2.49%, 4/20/25 (a)(b)		489	488,930
MP CLO VIII Ltd., Series 2015-2A, Class B, (3 mo. LIBOR US + 2.250%), 3.56%, 10/28/27 (a)(b)		1,500	1,498,815
Navient Private Education Loan Trust:
Series 2014-CTA, Class B, (1 mo. LIBOR US + 1.750%), 2.98%, 10/17/44 (a)(b)		895	909,562
Series 2016-AA, Class B, 3.50%, 12/16/58 (b)(d)		800	727,388
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class B2R, (3 mo. LIBOR US + 2.170%), 3.47%, 4/15/26 (a)(b)		635	634,967
Oak Hill Credit Partners IX Ltd., Series 2013-9A, Class DR, (3 mo. LIBOR US + 1.010%), 2.32%, 10/20/25 (a)(b)		250	250,029

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	13

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class A, (3 mo. LIBOR US + 1.120%), 2.43%, 4/20/25 (a)(b)	USD	1,151	$1,153,398
OCP CLO Ltd.:
Series 2014-5A, Class A2, (3 mo. LIBOR US + 1.720%), 3.03%, 4/26/26 (a)(b)		170	170,000
Series 2015-8A, Class A1, (3 mo. LIBOR US + 1.530%), 2.83%, 4/17/27 (a)(b)		200	199,995
Series 2017-13A, Class A1A, (3 mo. LIBOR US + 1.260%), 2.56%, 7/15/30 (a)(b)		2,610	2,611,201
Octagon Investment Partners 24 Ltd., Series 2015-1A, Class A1R, (3 mo. LIBOR US + 0.900%), 2.25%, 5/21/27 (a)(b)		3,740	3,745,647
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, (3 mo. LIBOR US + 1.120%), 2.42%, 7/17/25 (a)(b)		4,590	4,592,358
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.680%), 2.99%, 10/25/25 (a)(b)		2,390	2,394,259
OFSI Fund VI Ltd., Series 2014-6A, Class A2, (3 mo. LIBOR US + 1.900%), 3.20%, 3/20/25 (a)(b)		2,230	2,231,883
OHA Loan Funding LLC, Series 2014-1A, Class A1R, (3 mo. LIBOR US + 1.150%), 2.46%, 10/20/26 (a)(b)		906	907,937
OHA Loan Funding Ltd., Series 2013-2A, Class A, (3 mo. LIBOR US + 1.270%), 2.58%, 8/23/24 (a)(b)		4,495	4,495,637
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (b)		1	744
Series 2014-1A, Class B, 3.24%, 6/18/24 (b)		1,415	1,415,903
Series 2014-2A, Class B, 3.02%, 9/18/24 (b)		850	852,084
Series 2015-1A, Class A, 3.19%, 3/18/26 (b)		997	1,006,755
Series 2015-1A, Class B, 3.85%, 3/18/26 (b)		997	1,008,100
Series 2015-2A, Class B, 3.10%, 7/18/25 (b)		2,566	2,565,039
Series 2016-2A, Class A, 4.10%, 3/20/28 (b)		1,509	1,535,208
OZLM Funding II Ltd., Series 2012-2A, Class A1R, (3 mo. LIBOR US + 1.440%), 2.75%, 10/30/27 (a)(b)		3,000	3,008,351
OZLM Funding IV Ltd., Series 2013-4A, Class A1R, (3 mo. LIBOR US + 1.250%), 2.56%, 10/22/30 (a)(b)(c)		9,195	9,195,000
OZLM IX Ltd., Series 2014-9A, Class CR, (3 mo. LIBOR US + 3.550%), 4.86%, 1/20/27 (a)(b)		1,390	1,391,574
OZLM VI Ltd., Series 2014-6A, Class BR, (3 mo. LIBOR US + 2.700%), 4.00%, 4/17/26 (a)(b)		380	380,156
OZLM VIII Ltd.:
Series 2014-8A, Class A1AR, (3 mo. LIBOR US + 1.130%), 2.43%, 10/17/26 (a)(b)		950	950,795
Series 2014-8A, Class BR, (3 mo. LIBOR US + 2.250%), 3.55%, 10/17/26 (a)(b)		340	340,441
Palmer Square CLO Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.500%), 2.82%, 5/15/25 (a)(b)		1,561	1,561,001
Palmer Square Loan Funding Ltd.:
Series 2017-1A, Class A1, (3 mo. LIBOR US + 0.740%), 2.06%, 10/15/25 (a)(b)		3,320	3,320,328

Asset-Backed Securities		Par (000)	Value
Series 2017-1A, Class A2, (3 mo. LIBOR US + 1.300%), 2.62%, 10/15/25 (a)(b)	USD	1,760	$1,759,975
Progress Residential Trust:
Series 2015-SFR2, Class A, 2.74%, 6/12/32 (b)		779	781,817
Series 2016-SFR1, Class A, (1 mo. LIBOR US + 1.500%), 2.73%, 9/17/33 (a)(b)		1,418	1,439,940
Series 2017-SFR1, Class A, 2.77%, 8/17/34 (b)		739	739,723
Shackleton CLO Ltd., Series 2014-5A, Class AR, (3 mo. LIBOR US + 1.140%), 2.45%, 5/07/26 (a)(b)		4,250	4,251,805
SLM Private Credit Student Loan Trust, Series 2004-B, Class A3, (3 mo. LIBOR US + 0.330%), 1.65%, 3/15/24 (a)		1,927	1,920,193
SLM Private Education Loan Trust:
Series 2011-C, Class A2A, (1 mo. LIBOR US + 3.250%), 4.48%, 10/17/44 (a)(b)		1,214	1,259,250
Series 2012-E, Class A2B, (1 mo. LIBOR US + 1.750%), 2.98%, 6/15/45 (a)(b)		661	667,635
Series 2013-A, Class B, 2.50%, 3/15/47 (b)(d)		435	433,073
Series 2013-B, Class B, 3.00%, 5/16/44 (b)		585	588,461
SMB Private Education Loan Trust, Series 2015-B, Class B, 3.50%, 12/17/40 (b)		1,530	1,514,128
Sound Point CLO VIII Ltd., Series 2015-1A, Class B, (3 mo. LIBOR US + 2.050%), 3.35%, 4/15/27 (a)(b)		1,410	1,410,324
Sound Point CLO XI Ltd., Series 2016-1A, Class A, (3 mo. LIBOR US + 1.650%), 2.96%, 7/20/28 (a)(b)		2,000	2,023,159
Sound Point CLO XII Ltd., Series 2016-2A, Class A, (3 mo. LIBOR US + 1.660%), 2.97%, 10/20/28 (a)(b)		1,010	1,020,610
Sound Point CLO XV Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.390%), 2.70%, 1/23/29 (a)(b)		260	261,851
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24 (b)		1,445	1,455,296
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL1, Class A, 3.36%, 4/25/31 (b)		434	429,700
THL Credit Wind River CLO Ltd., Series 2013-2A, Class B1, (3 mo. LIBOR US + 1.850%), 3.15%, 1/18/26 (a)(b)		450	449,998
TICP CLO III Ltd., Series 2014-3A, Class AR, (3 mo. LIBOR US + 1.180%), 2.49%, 1/20/27 (a)(b)		1,863	1,863,515
Tricon American Homes Trust, Series 2015-SFR1, Class A, (1 mo. LIBOR US + 1.250%), 2.57%, 5/17/32 (a)(b)		456	458,980
Venture XIX CLO Ltd., Series 2014-19A, Class AR, (3 mo. LIBOR US + 1.370%), 2.67%, 1/15/27 (a)(b)		620	619,591
Venture XVIII CLO Ltd., Series 2014-18A, Class A, (3 mo. LIBOR US + 1.450%), 2.75%, 10/15/26 (a)(b)		3,230	3,230,141
Voya CLO Ltd.:
Series 2013-3A, Class A1R, (3 mo. LIBOR US + 1.050%), 2.35%, 1/18/26 (a)(b)		2,175	2,177,613
Series 2013-3A, Class A2R, (3 mo. LIBOR US + 1.500%), 2.80%, 1/18/26 (a)(b)		620	619,994
Series 2014-4A, Class BR, (3 mo. LIBOR US + 2.000%), 3.30%, 10/14/26 (a)(b)		400	400,824

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Asset-Backed Securities		Par (000)	Value
York CLO-3 Ltd., Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.750%), 3.06%, 10/20/29 (a)(b)	USD	680	$680,383
Total Asset-Backed Securities — 6.6%			207,302,086

Corporate Bonds
Aerospace & Defense — 0.3%
BAE Systems Holdings, Inc.:
2.85%, 12/15/20 (b)		568	575,001
4.75%, 10/07/44 (b)		107	116,557
Lockheed Martin Corp.:
3.55%, 1/15/26		661	682,248
3.60%, 3/01/35		1,781	1,755,488
4.50%, 5/15/36		262	286,418
4.07%, 12/15/42		821	834,570
4.09%, 9/15/52 (b)		858	857,992
Northrop Grumman Corp., 3.85%, 4/15/45		803	781,723
United Technologies Corp.:
4.15%, 5/15/45		956	984,326
4.05%, 5/04/47		2,395	2,427,652

			9,301,975
Air Freight & Logistics — 0.3%
FedEx Corp.:
4.90%, 1/15/34		1,826	2,050,525
3.90%, 2/01/35		1,562	1,583,296
4.10%, 2/01/45		968	956,161
4.75%, 11/15/45		1,074	1,169,650
4.55%, 4/01/46		1,173	1,249,333
4.40%, 1/15/47		1,313	1,364,899

			8,373,864
Airlines — 0.4%
American Airlines Pass-Through Trust,
Series 2015-1, Class A, 3.38%, 5/01/27		3,249	3,273,071
Delta Air Lines, Inc., 2.88%, 3/13/20		8,026	8,116,257

			11,389,328
Auto Components — 0.1%
Delphi Automotive PLC:
4.25%, 1/15/26		1,628	1,733,111
4.40%, 10/01/46		1,066	1,080,811

			2,813,922
Banks — 9.7%
Banco Inbursa SA Institucion de Banca Multiple, 4.38%, 4/11/27 (b)		221	221,829
Bank of America Corp.:
2.25%, 4/21/20		3,209	3,216,149
(3 mo. LIBOR US + 0.660%), 2.37%, 7/21/21 (e)		9,835	9,835,729
(3 mo. LIBOR US + 0.630%), 2.33%, 10/01/21 (e)		17,705	17,668,009
3.30%, 1/11/23		2,966	3,038,523
3.88%, 8/01/25		5,666	5,935,226
3.50%, 4/19/26		3,660	3,721,029
3.25%, 10/21/27		1,690	1,656,138
Series L, 4.18%, 11/25/27		4,660	4,829,979
(3 mo. LIBOR US + 1.370%), 3.59%, 7/21/28 (e)		5,435	5,487,764
4.88%, 4/01/44		345	393,779
(3 mo. LIBOR US + 1.990%), 4.44%, 1/20/48 (e)		3,650	3,952,462

Corporate Bonds		Par (000)	Value
Banks (continued)
Barclays PLC:
4.84%, 5/09/28	USD	3,425	$3,548,063
4.95%, 1/10/47		1,867	2,040,374
BB&T Corp., 2.45%, 1/15/20		1,685	1,702,894
BNP Paribas SA:
2.95%, 5/23/22 (b)		4,990	5,033,891
3.80%, 1/10/24 (b)		856	889,854
BPCE SA, 3.00%, 5/22/22 (b)		3,040	3,056,793
Branch Banking & Trust Co., 2.30%, 10/15/18		1,380	1,387,644
Citigroup, Inc.:
1.80%, 2/05/18		2,564	2,564,014
2.50%, 7/29/19		5,149	5,192,115
2.90%, 12/08/21		20,080	20,327,391
3.50%, 5/15/23		1,779	1,812,343
3.88%, 3/26/25		1,890	1,933,818
(3 mo. LIBOR US + 1.563%), 3.89%, 1/10/28 (e)		885	908,533
(3 mo. LIBOR US + 1.390%), 3.67%, 7/24/28 (e)		4,805	4,852,059
4.13%, 7/25/28		6,209	6,388,687
4.75%, 5/18/46		4,130	4,495,847
Citizens Bank N.A.:
2.30%, 12/03/18		1,128	1,132,224
2.25%, 3/02/20		4,956	4,962,555
2.65%, 5/26/22		4,875	4,876,157
Credit Agricole SA, 3.25%, 10/04/24 (b)		4,985	4,987,833
Fifth Third Bank, 2.25%, 6/14/21		2,535	2,535,056
HSBC Holdings PLC:
2.65%, 1/05/22		9,668	9,703,535
(3 mo. LIBOR US + 1.546%), 4.04%, 3/13/28 (e)		2,984	3,115,528
ING Groep NV, 3.95%, 3/29/27		2,624	2,734,288
Intesa Sanpaolo SpA:
3.13%, 7/14/22 (b)		4,775	4,786,784
5.02%, 6/26/24 (b)		8,080	8,214,153
JPMorgan Chase & Co.:
2.20%, 10/22/19		1,664	1,673,924
2.75%, 6/23/20		125	127,358
2.55%, 10/29/20		3,280	3,317,143
2.97%, 1/15/23		10,950	11,120,053
3.90%, 7/15/25		1,690	1,779,349
(3 mo. LIBOR US + 1.337%), 3.78%, 2/01/28 (e)		6,810	7,007,995
(3 mo. LIBOR US + 1.380%), 3.54%, 5/01/28 (e)		1,760	1,776,036
(3 mo. LIBOR US + 1.360%), 3.88%, 7/24/38 (e)		10,430	10,514,783
Lloyds Banking Group PLC, 3.75%, 1/11/27		1,942	1,975,866
Mitsubishi UFJ Financial Group, Inc., 3.00%, 2/22/22		4,176	4,233,464
Mizuho Financial Group, Inc., 2.95%, 2/28/22		12,239	12,337,416
Royal Bank of Scotland Group PLC:
(3 mo. LIBOR US + 1.470%), 2.79%, 5/15/23 (a)		6,280	6,327,916
(3 mo. LIBOR US + 1.480%), 3.50%, 5/15/23 (e)		4,395	4,421,981
3.88%, 9/12/23		7,464	7,637,786
Santander Holdings USA, Inc., 3.70%, 3/28/22 (b)		1,155	1,176,762
Santander UK Group Holdings PLC, 2.88%, 8/05/21		6,293	6,321,407
Sumitomo Mitsui Trust Bank Ltd.:
2.05%, 3/06/19 (b)		14,870	14,882,760
1.95%, 9/19/19 (b)		4,535	4,521,766

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	15

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Banks (continued)
U.S. Bancorp:
2.95%, 7/15/22	USD	2,700	$2,763,235
3.15%, 4/27/27		1,460	1,468,520
UniCredit SpA, (USD Swap Rate 11:00 am NY 1 + 3.703%), 5.86%, 6/19/32 (b)(e)		6,951	7,284,280
Wells Fargo & Co.:
2.60%, 7/22/20		1,098	1,113,412
2.55%, 12/07/20		1,391	1,407,005
2.10%, 7/26/21		1,280	1,269,192
2.63%, 7/22/22		7,020	7,031,744
(3 mo. LIBOR US + 1.310%), 3.58%, 5/22/28 (e)		7,990	8,087,043

			304,717,245
Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21		4,356	4,426,744
3.30%, 2/01/23		2,530	2,623,039
4.70%, 2/01/36		1,010	1,113,558
Coca-Cola Icecek AS, 4.22%, 9/19/24 (b)		200	202,396

			8,365,737
Biotechnology — 0.9%
AbbVie, Inc.:
2.50%, 5/14/20		2,557	2,587,639
2.90%, 11/06/22		1,994	2,022,135
4.50%, 5/14/35		9,694	10,431,759
Amgen, Inc.:
2.13%, 5/01/20		1,820	1,822,506
4.40%, 5/01/45		2,252	2,384,161
Gilead Sciences, Inc.:
2.35%, 2/01/20		436	440,836
2.50%, 9/01/23		1,217	1,204,730
4.60%, 9/01/35		446	492,412
4.00%, 9/01/36		4,590	4,728,040
4.50%, 2/01/45		946	1,016,463
4.15%, 3/01/47		1,320	1,352,243

			28,482,924
Building Products — 0.1%
CRH America Finance, Inc., 3.40%, 5/09/27 (b)		1,870	1,878,498
Johnson Controls International PLC, 5.13%, 9/14/45		1,660	1,893,094

			3,771,592
Capital Markets — 2.4%
Credit Suisse AG, 3.00%, 10/29/21		1,540	1,581,118
Credit Suisse Group AG, 4.28%, 1/09/28 (b)		1,013	1,055,157
Credit Suisse Group Funding Guernsey Ltd.:
2.75%, 3/26/20		2,789	2,818,033
4.88%, 5/15/45		1,077	1,203,621
Goldman Sachs Group, Inc.:
2.63%, 1/31/19		4,578	4,617,511
2.00%, 4/25/19		813	812,875
2.60%, 4/23/20		2,065	2,083,616
2.75%, 9/15/20		1,050	1,063,567
2.63%, 4/25/21		1,757	1,766,667
2.35%, 11/15/21		5,186	5,141,640
Moody’s Corp., 2.75%, 12/15/21		2,091	2,107,415
Morgan Stanley:
2.80%, 6/16/20		3,482	3,540,079
2.63%, 11/17/21		12,675	12,720,157
2.75%, 5/19/22		13,180	13,252,929

Corporate Bonds		Par (000)	Value
Capital Markets (continued)
3.75%, 2/25/23	USD	1,799	$1,878,513
3.70%, 10/23/24		2,571	2,663,488
(3 mo. LIBOR US + 1.340%), 3.59%, 7/22/28 (e)		6,050	6,072,542
(3 mo. LIBOR US + 1.455%), 3.97%, 7/22/38 (e)		2,665	2,680,213
Northern Trust Corp., (3 mo. LIBOR US + 1.131%), 3.38%, 5/08/32 (e)		1,705	1,705,626
State Street Corp., 2.65%, 5/19/26		983	958,918
UBS Group Funding Switzerland AG:
4.13%, 9/24/25 (b)		1,062	1,117,127
4.25%, 3/23/28 (b)		4,839	5,076,141

			75,916,953
Chemicals — 0.2%
Agrium, Inc., 4.13%, 3/15/35		828	841,211
Dow Chemical Co.:
4.38%, 11/15/42		491	499,332
4.63%, 10/01/44		733	777,092
E.I. du Pont de Nemours & Co., 2.20%, 5/01/20		925	930,953
Eastman Chemical Co., 4.80%, 9/01/42		901	957,095
Monsanto Co., 3.60%, 7/15/42		1,288	1,146,288
Sherwin-Williams Co.:
4.00%, 12/15/42		398	378,364
4.50%, 6/01/47		680	713,624

			6,243,959
Commercial Services & Supplies — 0.4%
Aviation Capital Group Corp., 2.88%, 9/17/18 (b)		2,655	2,677,619
Pitney Bowes, Inc., 3.88%, 5/15/22		7,409	7,289,761
Waste Management, Inc., 3.90%, 3/01/35		3,277	3,390,257

			13,357,637
Communications Equipment — 0.1%
Harris Corp., 2.70%, 4/27/20		522	527,480
Juniper Networks, Inc., 3.30%, 6/15/20		1,064	1,090,790

			1,618,270
Construction Materials — 0.1%
LafargeHolcim Finance U.S. LLC, 4.75%, 9/22/46 (b)		2,629	2,732,558
Consumer Finance — 1.1%
American Express Credit Corp.:
2.25%, 8/15/19		2,894	2,918,035
3.30%, 5/03/27		600	605,888
Discover Financial Services, 4.10%, 2/09/27		893	907,373
Ford Motor Credit Co. LLC, 4.25%, 9/20/22		1,752	1,844,064
General Motors Financial Co., Inc.:
3.10%, 1/15/19		651	660,184
3.70%, 11/24/20		1,784	1,846,943
3.20%, 7/06/21		6,899	7,020,268
3.15%, 6/30/22		10,830	10,916,356
4.00%, 1/15/25		2,580	2,631,253
Synchrony Financial:
2.60%, 1/15/19		1,381	1,389,845
2.70%, 2/03/20		742	746,751
4.50%, 7/23/25		1,599	1,667,813

			33,154,773

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Containers & Packaging — 0.2%
International Paper Co.:
3.65%, 6/15/24	USD	1,016	$1,055,337
4.80%, 6/15/44		618	664,609
4.35%, 8/15/48		4,730	4,757,183

			6,477,129
Diversified Financial Services — 1.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.63%, 10/30/20		3,990	4,246,130
3.50%, 5/26/22		4,769	4,883,313
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43		1,830	2,158,842
Blackstone Holdings Finance Co. LLC, 4.00%, 10/02/47 (b)		2,370	2,287,160
BP Capital Markets PLC, 3.22%, 4/14/24		4,370	4,451,125
Enel Finance International NV:
2.88%, 5/25/22 (b)		3,730	3,754,164
3.63%, 5/25/27 (b)		3,750	3,757,623
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		8,400	9,134,141
Glencore Funding LLC, 4.00%, 3/27/27 (b)		3,740	3,762,643
Hyundai Capital America, 2.55%, 4/03/20 (b)		7,145	7,132,505
ORIX Corp., 2.90%, 7/18/22		1,555	1,560,902
Shell International Finance BV:
4.13%, 5/11/35		1,970	2,080,344
3.63%, 8/21/42		821	785,608
Woodside Finance Ltd., 3.65%, 3/05/25 (b)		236	237,685

			50,232,185
Diversified Telecommunication Services — 1.3%
AT&T Inc.:
4.25%, 3/01/27		1,770	1,821,824
3.90%, 8/14/27		2,400	2,404,672
5.25%, 3/01/37		1,589	1,672,227
5.15%, 2/14/50		6,890	6,923,552
Verizon Communications, Inc.:
(3 mo. LIBOR US + 0.550%), 1.86%, 5/22/20 (a)		22,427	22,457,926
4.13%, 3/16/27		3,260	3,401,528
4.50%, 8/10/33		2,820	2,889,344
4.40%, 11/01/34		600	600,383

			42,171,456
Electric Utilities — 0.3%
Baltimore Gas & Electric Co., 3.50%, 8/15/46		798	764,280
Emera U.S. Finance LP:
2.15%, 6/15/19		1,705	1,705,684
2.70%, 6/15/21		2,554	2,567,758
Exelon Corp.:
2.85%, 6/15/20		1,186	1,209,577
2.45%, 4/15/21		470	470,042
4.95%, 6/15/35		400	442,990
Southern California Edison Co., 1.25%, 11/01/17		808	807,743
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (b)		2,784	2,910,985

			10,879,059
Electronic Equipment, Instruments & Components — 0.0%
Amphenol Corp., 3.20%, 4/01/24		1,036	1,050,420
Energy Equipment & Services — 0.2%
Halliburton Co., 3.80%, 11/15/25		1,980	2,033,082
Nabors Industries, Inc., 5.50%, 1/15/23		861	843,780
Schlumberger Holdings Corp., 3.00%, 12/21/20 (b)		2,393	2,450,804

			5,327,666

Corporate Bonds		Par (000)	Value
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.:
3.30%, 2/15/21	USD	1,090	$1,116,894
3.45%, 9/15/21		1,247	1,290,454
3.50%, 1/31/23		318	328,953
5.00%, 2/15/24		302	333,186
4.40%, 2/15/26		214	226,315
Crown Castle International Corp.:
3.40%, 2/15/21		572	588,908
2.25%, 9/01/21		2,097	2,068,067
3.20%, 9/01/24		4,245	4,224,851

			10,177,628
Food & Staples Retailing — 0.1%
Walgreens Boots Alliance, Inc.:
4.80%, 11/18/44		4,342	4,613,149
4.65%, 6/01/46		92	96,080

			4,709,229
Health Care Equipment & Supplies — 0.6%
Abbott Laboratories:
2.80%, 9/15/20		1,249	1,265,473
3.88%, 9/15/25		400	413,405
Becton Dickinson and Co.:
2.13%, 6/06/19		5,305	5,319,604
2.68%, 12/15/19		1,757	1,778,095
2.89%, 6/06/22		3,780	3,792,299
4.69%, 12/15/44		279	294,925
Boston Scientific Corp., 2.65%, 10/01/18		1,498	1,511,405
Medtronic, Inc., 4.38%, 3/15/35		2,220	2,443,763
Stryker Corp., 4.63%, 3/15/46		863	940,332

			17,759,301
Health Care Providers & Services — 0.7%
Aetna, Inc.:
4.50%, 5/15/42		1,119	1,226,197
4.13%, 11/15/42		548	572,326
4.75%, 3/15/44		565	643,508
3.88%, 8/15/47		1,895	1,915,477
Anthem, Inc.:
1.88%, 1/15/18		5,395	5,398,345
2.30%, 7/15/18		5,608	5,632,261
Cigna Corp., 3.25%, 4/15/25		2,837	2,873,123
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		1,130	1,142,045
UnitedHealth Group, Inc.:
2.70%, 7/15/20		687	700,664
4.63%, 7/15/35		275	315,172
3.95%, 10/15/42		1,434	1,471,226
4.20%, 1/15/47		179	190,738

			22,081,082
Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp.:
4.70%, 12/09/35		2,230	2,458,372
4.88%, 12/09/45		415	467,161

			2,925,533
Household Durables — 0.1%
Newell Brands, Inc., 2.88%, 12/01/19		2,926	2,970,942
Industrial Conglomerates — 0.2%
Eaton Corp., 2.75%, 11/02/22		1,023	1,030,079
General Electric Co., 4.50%, 3/11/44		3,536	3,958,246
Tyco Electronics Group SA:
3.45%, 8/01/24		315	325,642
3.13%, 8/15/27		670	668,152

			5,982,119

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	17

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Insurance — 0.5%
Allstate Corp., 4.20%, 12/15/46	USD	1,307	$1,389,759
American International Group, Inc., 3.88%, 1/15/35		869	850,961
Aon PLC, 4.75%, 5/15/45		1,909	2,076,078
Marsh & McLennan Cos., Inc.:
3.75%, 3/14/26		284	296,495
4.35%, 1/30/47		504	538,301
Principal Financial Group, Inc., 4.30%, 11/15/46		2,300	2,393,798
Travelers Cos., Inc.:
4.60%, 8/01/43		1,348	1,504,255
4.00%, 5/30/47		1,490	1,543,572
Willis North America, Inc., 3.60%, 5/15/24		5,492	5,618,180

			16,211,399
Internet & Direct Marketing Retail — 0.2%
Amazon.com, Inc., 3.88%, 8/22/37 (b)		4,840	4,925,554
IT Services — 0.2%
DXC Technology Co., 2.88%, 3/27/20		1,131	1,146,082
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		116	120,793
4.50%, 8/15/46		1,671	1,729,751
Total System Services, Inc., 4.80%, 4/01/26		2,949	3,222,768
Visa, Inc., 4.15%, 12/14/35		784	855,742

			7,075,136
Machinery — 0.0%
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44		247	267,539
Xylem, Inc., 4.38%, 11/01/46		236	246,425

			513,964
Media — 1.7%
CBS Corp., 2.30%, 8/15/19		1,622	1,630,860
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.46%, 7/23/22		5,200	5,501,737
4.91%, 7/23/25		739	790,003
3.75%, 2/15/28 (b)		3,530	3,454,271
6.38%, 10/23/35		1,662	1,943,917
6.48%, 10/23/45		1,145	1,343,861
5.38%, 5/01/47 (b)		3,735	3,880,167
Comcast Corp.:
3.38%, 8/15/25		2,318	2,391,758
4.25%, 1/15/33		535	575,294
4.40%, 8/15/35		2,336	2,532,663
3.20%, 7/15/36		3,131	2,938,812
4.75%, 3/01/44		3,017	3,372,638
4.60%, 8/15/45		769	846,034
3.40%, 7/15/46		706	650,716
Cox Communications, Inc., 3.15%, 8/15/24 (b)		3,485	3,463,133
Discovery Communications LLC, 3.80%, 3/13/24		1,300	1,339,893
Interpublic Group of Cos., Inc., 4.00%, 3/15/22		1,061	1,115,247
NBCUniversal Media LLC, 4.45%, 1/15/43		1,295	1,377,637
Time Warner Cable LLC:
5.00%, 2/01/20		1,291	1,364,897
4.13%, 2/15/21		2,660	2,762,016
4.00%, 9/01/21		372	385,428
5.50%, 9/01/41		903	937,608
4.50%, 9/15/42		132	125,103
Time Warner, Inc.:
2.10%, 6/01/19		3,584	3,589,909
3.60%, 7/15/25		886	889,164
4.85%, 7/15/45		1,549	1,574,219

Corporate Bonds		Par (000)	Value
Media (continued)
Viacom, Inc.:
2.75%, 12/15/19	USD	552	$557,138
4.50%, 3/01/21		1,345	1,414,739

			52,748,862
Metals & Mining — 0.4%
Anglo American Capital PLC, 3.63%, 9/11/24 (b)		2,745	2,738,147
Barrick Gold Corp., 5.25%, 4/01/42		1,980	2,265,457
Newmont Mining Corp.:
3.50%, 3/15/22		2,210	2,285,278
4.88%, 3/15/42		1,635	1,752,709
Nucor Corp., 5.20%, 8/01/43		693	806,455
Rio Tinto Finance USA PLC, 4.13%, 8/21/42		1,210	1,261,121

			11,109,167
Multi-Utilities — 0.3%
Celeo Redes Operacion Chile SA, 5.20%, 6/22/47 (b)		200	202,500
Dominion Energy Gas Holdings LLC, 4.60%, 12/15/44		991	1,037,569
NiSource Finance Corp., 3.49%, 5/15/27		1,850	1,872,565
Virginia Electric & Power Co.:
3.15%, 1/15/26		310	312,744
3.50%, 3/15/27		2,683	2,782,343
4.45%, 2/15/44		794	870,999
4.20%, 5/15/45		1,409	1,492,090

			8,570,810
Oil, Gas & Consumable Fuels — 0.8%
Concho Resources, Inc.:
3.75%, 10/01/27		3,727	3,743,580
4.88%, 10/01/47		710	740,920
Enbridge, Inc.:
2.90%, 7/15/22		1,705	1,714,981
3.70%, 7/15/27		1,360	1,378,846
Enterprise Products Operating LLC:
5.10%, 2/15/45		408	454,617
4.90%, 5/15/46		1,742	1,903,095
EOG Resources, Inc.:
2.45%, 4/01/20		4,202	4,235,879
4.15%, 1/15/26		859	910,860
Exxon Mobil Corp.:
1.82%, 3/15/19		3,177	3,194,798
4.11%, 3/01/46		1,535	1,658,568
MPLX LP, 5.20%, 3/01/47		624	653,319
Pioneer Natural Resources Co., 4.45%, 1/15/26		530	565,091
Spectra Energy Partners LP, 4.50%, 3/15/45		2,080	2,095,264
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		758	758,646
2.50%, 8/01/22		1,020	1,019,891

			25,028,355
Paper & Forest Products — 0.0%
Georgia-Pacific LLC, 7.38%, 12/01/25		1,203	1,528,690
Pharmaceuticals — 0.9%
Allergan Funding SCS:
2.35%, 3/12/18		3,691	3,701,752
3.00%, 3/12/20		7,652	7,812,141
3.80%, 3/15/25		8,760	9,097,342
4.55%, 3/15/35		2,360	2,517,912
4.75%, 3/15/45		1,281	1,385,916
Pfizer, Inc., 4.00%, 12/15/36		4,220	4,526,125

			29,041,188

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Road & Rail — 0.4%
Burlington Northern Santa Fe LLC:
4.15%, 4/01/45	USD	559	$593,090
4.70%, 9/01/45		535	603,100
4.13%, 6/15/47		1,490	1,574,016
CSX Corp., 4.25%, 11/01/66		1,255	1,199,452
Norfolk Southern Corp., 4.05%, 8/15/52 (b)		952	932,432
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40%, 11/15/26 (b)		2,744	2,710,562
Union Pacific Corp.:
3.60%, 9/15/37		1,490	1,507,779
3.88%, 2/01/55		1,224	1,208,108
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		1,543	1,581,009

			11,909,548
Semiconductors & Semiconductor Equipment — 1.6%
Analog Devices, Inc.:
3.90%, 12/15/25		283	296,658
3.50%, 12/05/26		3,980	4,019,310
5.30%, 12/15/45		286	331,294
Applied Materials, Inc.:
3.30%, 4/01/27		2,005	2,042,135
4.35%, 4/01/47		1,183	1,265,939
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.38%, 1/15/20 (b)		13,326	13,399,613
3.00%, 1/15/22 (b)		11,865	12,062,933
3.63%, 1/15/24 (b)		9,078	9,326,529
Lam Research Corp.:
2.75%, 3/15/20		1,081	1,098,387
2.80%, 6/15/21		1,349	1,364,683
QUALCOMM, Inc.:
2.60%, 1/30/23		2,580	2,586,093
4.80%, 5/20/45		607	666,263
Xilinx, Inc., 2.95%, 6/01/24		1,100	1,101,692

			49,561,529
Software — 1.2%
Autodesk, Inc., 3.50%, 6/15/27		3,545	3,536,233
Microsoft Corp.:
3.50%, 2/12/35		2,108	2,145,702
3.45%, 8/08/36		4,460	4,492,240
3.70%, 8/08/46		4,388	4,425,038
4.25%, 2/06/47		5,660	6,257,589
Oracle Corp.:
3.25%, 5/15/30		1,729	1,729,432
3.90%, 5/15/35		1,497	1,569,947
4.00%, 7/15/46		1,232	1,274,761
4.38%, 5/15/55		826	884,887
VMware, Inc., 2.30%, 8/21/20		12,530	12,566,685

			38,882,514
Technology Hardware, Storage & Peripherals — 1.3%
Apple Inc.:
3.00%, 2/09/24		2,553	2,616,185
2.85%, 5/11/24		9,235	9,347,147
3.45%, 2/09/45		745	706,015
4.65%, 2/23/46		9,183	10,404,287
Dell International LLC/EMC Corp.:
5.45%, 6/15/23 (b)		3,071	3,360,901
8.35%, 7/15/46 (b)		2,290	2,941,121
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18		3,115	3,146,140
2.10%, 10/04/19 (b)		3,645	3,646,237
3.60%, 10/15/20		2,756	2,856,720

Corporate Bonds		Par (000)	Value
Technology Hardware, Storage & Peripherals (continued)
HP, Inc., 3.75%, 12/01/20	USD	279	$290,091

			39,314,844
Tobacco — 0.1%
BAT Capital Corp., 4.39%, 8/15/37 (b)		2,160	2,216,614
Reynolds American, Inc.:
2.30%, 6/12/18		997	1,001,381
3.25%, 6/12/20		423	434,688

			3,652,683
Trading Companies & Distributors — 0.2%
Air Lease Corp., 2.63%, 7/01/22		3,455	3,430,218
GATX Corp.:
2.60%, 3/30/20		1,182	1,192,794
3.85%, 3/30/27		790	802,863

			5,425,875
Wireless Telecommunication Services — 0.2%
Rogers Communications, Inc., 5.00%, 3/15/44		320	360,862
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 3/20/23 (b)		5,515	5,597,725

			5,958,587
Total Corporate Bonds — 32.1%			1,004,443,191

Foreign Agency Obligations
Mexico — 0.1%
Mexico City Airport Trust, 5.50%, 7/31/47 (b)		1,554	1,573,270
Petroleos Mexicanos:
4.63%, 9/21/23		91	93,994
6.50%, 3/13/27 (b)		2,546	2,821,554

			4,488,818
Panama — 0.0%
Aeropuerto Internacional de Tocumen SA, 5.63%, 5/18/36 (b)		200	216,500
Total Foreign Agency Obligations — 0.1%			4,705,318

Foreign Government Obligations
Colombia — 0.3%
Republic of Colombia:
11.75%, 2/25/20		13	15,899
4.38%, 7/12/21		989	1,055,263
4.00%, 2/26/24		7,790	8,117,180

			9,188,342
Hungary — 0.1%
Republic of Hungary, 5.38%, 3/25/24		2,860	3,271,125
Indonesia — 0.3%
Republic of Indonesia:
5.88%, 3/13/20		728	791,720
8.38%, 3/15/24	IDR	1,352,000	111,036
4.13%, 1/15/25	USD	390	409,294
4.75%, 1/08/26		1,560	1,700,909
8.38%, 9/15/26	IDR	11,696,000	977,778
7.00%, 5/15/27		4,547,000	350,587
7.50%, 8/15/32		18,855,000	1,466,376
8.38%, 3/15/34		10,628,000	868,767
8.25%, 5/15/36		32,547,000	2,655,665
7.50%, 5/15/38		13,963,000	1,072,961

			10,405,093

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	19

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Foreign Government Obligations		Par (000)	Value
Mexico — 1.7%
United Mexican States:
Series M, 4.75%, 6/14/18	MXN	25,300	$1,367,492
Series M, 5.00%, 12/11/19		619,600	32,806,136
4.15%, 3/28/27	USD	16,499	17,341,274
10.00%, 11/20/36	MXN	11,200	794,136
8.50%, 11/18/38		11,800	738,015
United Mexican States Inflation Linked Bonds, 3.50%, 12/14/17		1,474	475,147

			53,522,200
Panama — 0.1%
Republic of Panama, 3.75%, 3/16/25	USD	2,850	2,981,100
Peru — 0.1%
Republic of Peru, 7.35%, 7/21/25		3,050	4,004,650
Philippines — 0.2%
Republic of the Philippines, 5.50%, 3/30/26		4,520	5,394,552
Russia — 0.2%
Russian Federation:
6.40%, 5/27/20	RUB	47,051	796,663
7.50%, 8/18/21		31,254	543,850
7.40%, 12/07/22		32,970	570,846
4.88%, 9/16/23	USD	600	653,376
7.75%, 9/16/26	RUB	21,962	388,040
8.15%, 2/03/27		94,731	1,723,986
7.05%, 1/19/28		70,769	1,193,500

			5,870,261
Saudi Arabia — 0.1%
Kingdom of Saudi Arabia, 3.63%, 3/04/28 (b)	USD	2,672	2,665,213
South Africa — 0.1%
Republic of South Africa:
5.50%, 3/09/20		1,697	1,804,807
6.25%, 3/31/36	ZAR	8,100	431,422
6.50%, 2/28/41		4,055	212,293
8.75%, 2/28/48		15,745	1,051,733

			3,500,255
Uruguay — 0.1%
Republic of Uruguay, 4.38%, 10/27/27	USD	2,680	2,887,700
Total Foreign Government Obligations — 3.3%			103,690,491

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.8%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 3.79%, 10/25/34 (d)		12	11,864
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 1A1, (1 mo. LIBOR US + 0.540%), 1.78%, 2/25/35 (a)		484	459,504
HomeBanc Mortgage Trust, Series 2005-4, Class A1, (1 mo. LIBOR US + 0.270%), 1.51%, 10/25/35 (a)		2,874	2,826,940
JPMorgan Mortgage Trust:
Series 2017-2, Class A6, 3.00%, 5/25/47 (b)(d)		5,688	5,747,982
Series 2017-3, Class 1A6, 3.00%, 8/25/47 (b)(d)		7,576	7,527,632
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, (1 mo. LIBOR US + 0.340%), 1.57%, 4/16/36 (a)(b)		8,319	7,070,990

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
MortgageIT Trust, Series 2004-1, Class A1, (1 mo. LIBOR US + 0.780%), 2.02%, 11/25/34 (a)	USD	911	$891,684
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 3A1, 3.46%, 11/25/34 (d)		2,102	2,094,787

			26,631,383
Commercial Mortgage-Backed Securities — 3.2%
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 1/14/29 (b)		500	554,410
AOA Mortgage Trust, Series 2015-1177, Class C, 3.11%, 12/13/29 (b)(d)		1,550	1,545,262
Aventura Mall Trust:
Series 2013-AVM, Class D, 3.74%, 12/05/32 (b)(d)		500	510,763
Series 2013-AVM, Class E, 3.74%, 12/05/32 (b)(d)		2,330	2,374,525
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 1/15/49 (d)		176	175,857
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2013-DSNY, Class A, (1 mo. LIBOR US + 1.050%), 2.28%, 9/15/26 (a)(b)		407	407,857
Series 2013-DSNY, Class E, (1 mo. LIBOR US + 2.600%), 3.83%, 9/15/26 (a)(b)		210	210,092
Series 2015-ASHF, Class B, (1 mo. LIBOR US + 1.710%), 2.94%, 1/15/28 (a)(b)		320	320,687
Series 2015-ASHF, Class C, (1 mo. LIBOR US + 2.000%), 3.23%, 1/15/28 (a)(b)		110	110,261
Series 2015-ASHF, Class D, (1 mo. LIBOR US + 3.000%), 4.23%, 1/15/28 (a)(b)		2,440	2,447,252
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class A1, 3.31%, 8/10/35 (b)		1,119	1,144,343
BB-UBS Trust, Series 2012-SHOW, Class E, 4.03%, 11/05/36 (b)(d)		260	254,851
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL , (1 mo. LIBOR US + 1.500%), 2.73%, 7/05/33 (a)(b)		5,207	5,206,796
BWAY Mortgage Trust, Series 2013-1515, Class C, 3.45%, 3/10/33 (b)		2,810	2,801,838
BXHTL Mortgage Trust, Series 2015-JWRZ, Class A, (1 mo. LIBOR US + 1.230%), 2.47%, 5/15/29 (a)(b)		1,020	1,021,244
BXP Trust:
Series 2017-CC, Class D, 3.67%, 8/13/37 (b)(c)(d)		460	455,860
Series 2017-GM, Class A, 3.38%, 6/13/39 (b)		1,090	1,109,511
Series 2017-GM, Class D, 3.54%, 6/13/39 (b)(d)		4,000	3,845,378
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.67%, 4/10/29 (b)(d)		200	202,745
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 1/10/48		110	115,316
CGDB Commercial Mortgage Trust, Series 2017-BIO, Class D, (1 mo. LIBOR US + 1.700%), 2.93%, 5/15/30 (a)(b)		230	230,575
CGDBB Commercial Mortgage Trust:
Series 2017-BIOC, Class A, (1 mo. LIBOR US + 0.790%), 2.02%, 7/15/28 (a)(b)		1,510	1,509,999
Series 2017-BIOC, Class D, (1 mo. LIBOR US + 1.600%), 2.83%, 7/15/28 (a)(b)		900	899,999

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
CGMS Commercial Mortgage Trust, Series 2017-B1, Class A4, 3.46%, 8/15/50	USD	250	$255,810
Chicago Skyscraper Trust, Series 2017-SKY, Class D, (1 mo. LIBOR US + 2.250%), 3.73%, 2/15/30 (a)(b)		500	505,013
Citigroup Commercial Mortgage Trust:
Series 16-SMPL, Class D, 3.52%, 9/10/31 (b)		110	109,981
Series 2013-375P, Class C, 3.63%, 5/10/35 (b)(d)		245	247,704
Series 2016-GC37, Class D, 2.79%, 4/10/49 (b)		1,000	770,510
Series 2016-P3, Class C, 5.00%, 4/15/49 (d)		501	525,761
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		2,035	2,087,391
Series 2007-CD5, Class AMA, 6.58%, 11/15/44 (d)		1,536	1,534,788
Series 2017-CD3, Class A4, 3.63%, 2/10/50		280	291,639
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.37%, 12/10/49 (d)		178	177,705
Commercial Mortgage Pass-Through Certificates:
Series 2014-CR14, Class A4, 4.24%, 2/10/47 (d)		600	647,345
Series 2015-LC19, Class C, 4.40%, 2/10/48 (d)		1,800	1,824,285
Series 2017-COR2, Class D, 3.00%, 9/10/50 (b)		150	117,486
Commercial Mortgage Trust:
Series 2013-WWP, Class D, 3.90%, 3/10/31 (b)		710	733,567
Series 2014-CR16, Class A4, 4.05%, 4/10/47		1,534	1,638,456
Series 2014-CR17, Class A5, 3.98%, 5/10/47		2,241	2,387,586
Series 2014-CR18, Class A4, 3.55%, 7/15/47		130	134,593
Series 2014-CR18, Class C, 4.89%, 7/15/47 (d)		1,090	1,102,907
Series 2014-CR19, Class A5, 3.80%, 8/10/47		440	462,598
Series 2014-FL4, Class D, (1 mo. LIBOR US + 2.450%), 2.83%, 7/13/31 (a)(b)		290	287,549
Series 2015-CR25, Class D, 3.95%, 8/10/48 (d)		360	289,943
Series 2016-667M, Class D, 3.28%, 10/10/36 (b)(d)		440	416,716
Core Industrial Trust:
Series 2015-TEXW, Class A, 3.08%, 2/10/34 (b)		3,400	3,469,379
Series 2015-TEXW, Class D, 3.98%, 2/10/34 (b)(d)		440	445,903
Cosmopolitan Hotel Trust, Series 2016-CSMO, Class A, (1 mo. LIBOR US + 1.400%), 2.63%, 11/15/33 (a)(b)		1,443	1,451,827
Credit Suisse Commercial Mortgage Trust:
Series 2008-C1, Class A3, 6.51%, 2/15/41 (d)		183	182,804
Series 2015-DEAL, Class A, (1 mo. LIBOR US + 1.320%), 2.55%, 4/15/29 (a)(b)		684	684,163

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Credit Suisse Mortgage Capital Certificates:
Series 2015-DEAL, Class D, (1 mo. LIBOR US + 3.100%), 4.33%, 4/15/29 (a)(b)	USD	545	$546,021
Series 2015-GLPB, Class A, 3.64%, 11/15/34 (b)		1,119	1,172,731
Series 2016-MFF, Class A, (1 mo. LIBOR US + 1.600%), 2.83%, 11/15/33 (a)(b)		250	250,950
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C3, Class D, 3.64%, 9/10/49 (b)(d)		1,173	947,003
Deutsche Bank UBS Mortgage Trust, Series 2011-LC1A, Class E, 5.68%, 11/10/46 (b)(d)		1,310	1,379,292
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.67%, 9/10/35 (b)(d)		350	362,927
FREMF Mortgage Trust:
Series 2015-K48, Class B, 3.76%, 8/25/48 (b)(d)		220	220,815
Series 2017-K64, Class B, 4.12%, 3/25/27 (b)(d)		2,044	2,057,379
Series 2017-K725, Class B, 4.01%, 2/25/24 (b)(d)		1,460	1,481,805
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, (1 mo. LIBOR US + 1.300%), 2.53%, 12/15/34 (a)(b)		113	112,973
GS Mortgage Securities Corp Trust, Series 2017-500K, Class D, (1 mo. LIBOR US + 1.300%), 2.53%, 7/15/32 (a)(b)		360	360,220
GS Mortgage Securities Corp. II, Series 2013-KING, Class D, 3.55%, 12/10/27 (b)(d)		1,150	1,156,227
GS Mortgage Securities Trust:
Series 2014-GC20, Class B, 4.53%, 4/10/47 (d)		400	404,385
Series 2015-GC32, Class C, 4.56%, 7/10/48 (d)		790	797,848
Series 2015-GC32, Class D, 3.35%, 7/10/48		860	712,216
Series 2016-RENT, Class C, 4.20%, 2/10/29 (b)(d)		395	408,364
Series 2017-GS7, Class A4, 3.43%, 8/10/50		280	285,818
Series 2017-GS7, Class D, 3.00%, 8/10/50 (b)		150	127,934
Series 2017-GS7, Class E, 3.00%, 8/10/50 (b)		50	40,619
HMH Trust, Series 2017-NSS, Class A, 3.06%, 7/05/31 (b)		1,890	1,899,738
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.84%, 8/10/38 (b)		230	224,522
IMT Trust:
Series 2017-APTS, Class AFX, 3.48%, 6/15/34 (b)(d)		440	450,810
Series 2017-APTS, Class DFX, 3.61%, 6/15/34 (b)(d)		730	710,974
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C26, Class A4, 3.49%, 1/15/48		753	776,973
Series 2015-C33, Class D1, 4.27%, 12/15/48 (b)(d)		553	528,873

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	21

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.77%, 8/15/47	USD	450	$473,814
Series 2014-DSTY, Class A, 3.43%, 6/10/27 (b)		645	653,650
Series 2015-JP1, Class C, 4.90%, 1/15/49 (d)		1,310	1,369,932
Series 2015-JP1, Class D, 4.40%, 1/15/49 (d)		770	711,698
Series 2015-UES, Class C, 3.62%, 9/05/32 (b)(d)		990	1,010,528
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (b)		560	561,269
Series 2016-NINE, Class A, 2.85%, 10/06/38 (b)(d)		1,330	1,306,471
Series 2016-WPT, Class A, (1 mo. LIBOR US + 1.450%), 2.68%, 10/15/33 (a)(b)		750	752,344
Series 2017-JP5, Class D, 4.80%, 3/15/50 (b)(d)		520	509,071
Series 2017-JP7, Class B, 4.05%, 9/15/50		90	91,874
Series 2017-MAUI, Class D, (1 mo. LIBOR US + 1.950%), 3.18%, 7/15/34 (a)(b)		130	130,041
Lone Star Portfolio Trust:
Series 2015-LSP, Class A1A2, (1 mo. LIBOR US + 1.800%), 3.03%, 9/15/28 (a)(b)		473	473,994
Series 2015-LSP, Class D, (1 mo. LIBOR US + 4.000%), 5.23%, 9/15/28 (a)(b)		444	449,742
MAD Mortgage Trust, Series 2017-330M, Class D, 4.11%, 8/15/34 (b)(d)		300	302,857
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class F, 6.53%, 9/12/42 (b)(d)		100	107,536
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 6/15/47		800	844,916
Series 2015-C23, Class D, 4.27%, 7/15/50 (b)(d)		1,000	802,649
Series 2015-C25, Class C, 4.68%, 10/15/48 (d)		1,500	1,553,046
Series 2015-C25, Class D, 3.07%, 10/15/48		450	364,516
Series 2015-C26, Class D, 3.06%, 10/15/48 (b)		1,655	1,336,844
Series 2017-C33, Class C, 4.56%, 5/15/50 (d)		585	602,299
Morgan Stanley Capital I Trust:
Series 2014-CPT, Class E, 3.56%, 7/13/29 (b)(d)		350	352,615
Series 2015-XLF2, Class AFSB, (1 mo. LIBOR US + 2.750%), 3.98%, 8/15/26 (a)(b)		300	300,000
Series 2017-H1, Class A5, 3.53%, 6/15/50		950	982,015
Series 2017-H1, Class C, 4.28%, 6/15/50 (d)		730	731,661
Series 2017-H1, Class D, 2.55%, 6/15/50 (b)		2,440	1,890,658
Series 2017-PRME, Class D, (1 mo. LIBOR US + 3.400%), 4.63%, 2/15/34 (a)(b)		420	421,704
Olympic Tower Mortgage Trust, Series 2017-OT, Class D, 4.08%, 5/10/39 (b)(d)		2,590	2,592,875
RAIT Trust, Series 2017-FL7, Class A, (1 mo. LIBOR US + 0.950%), 2.18%, 6/15/37 (a)(b)		1,310	1,310,455

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Resource Capital Corp. Ltd.:
Series 2017-CRE5, Class A, (1 mo. LIBOR US + 0.800%), 2.03%, 7/15/34 (a)(b)	USD	880	$881,922
Series 2017-CRE5, Class B, (1 mo. LIBOR US + 2.000%), 3.23%, 7/15/34 (a)(b)		280	279,999
STRIPs Ltd., Series 2012-1A, Class B, 0.50%, 12/25/44 (b)(c)		614	603,137
VNDO Mortgage Trust, Series 2013-PENN, Class D, 4.08%, 12/13/29 (b)(d)		150	153,826
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, (1 mo. LIBOR US + 1.350%), 2.58%, 6/15/29 (a)(b)		1,300	1,302,314
Wells Fargo Commercial Mortgage Trust:
Series 2014-TISH, Class SCH1, (1 mo. LIBOR US + 2.750%), 3.98%, 1/15/27 (a)(b)		177	177,078
Series 2015-C27, Class C, 3.89%, 2/15/48		425	402,397
Series 2015-NXS2, Class A5, 3.77%, 7/15/58 (d)		890	935,694
Series 2015-NXS4, Class D, 3.75%, 12/15/48 (d)		600	535,877
Series 2016-NXS5, Class D, 5.04%, 1/15/59 (d)		2,717	2,655,781
Series 2017-C38, Class A5, 3.45%, 7/15/50		357	366,416
Series 2017-C39, Class C, 4.12%, 9/15/50		160	158,021
Series 2017-C39, Class D, 4.50%, 9/15/50 (b)(d)		120	113,638
WF-RBS Commercial Mortgage Trust, Series 2014-C21, Class A5, 3.68%, 8/15/47		485	507,300

			99,720,721
Interest Only Commercial Mortgage-Backed Securities — 0.4%
245 Park Avenue Trust, Series 2017-245P, Class XA, 0.15%, 6/05/37 (b)(d)		11,000	178,090
Banc of America Commercial Mortgage Trust:
Series 2017-BNK3, Class XB, 0.78%, 2/15/50 (d)		8,205	419,932
Series 2017-BNK3, Class XD, 1.44%, 2/15/50 (b)(d)		2,000	183,420
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class XA, 1.12%, 8/10/35 (b)(d)		7,280	507,489
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36 (b)(d)		65,905	2,557,898
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.92%, 5/10/58 (d)		2,180	239,859
Series 2016-C4, Class XB, 0.89%, 5/10/58 (d)		2,030	108,849
Citigroup Commercial Mortgage Trust:
Series 2013-SMP, Class XA, 0.80%, 1/12/30 (b)(d)		77,028	3,397
Series 2017-P8, Class XA, 0.93%, 9/15/50 (d)		1,990	142,018
Citigroup/Deutsche Bank Mortgage Trust, Series 2017-CD3, Class XA, 1.20%, 2/10/50 (d)		2,475	186,530
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR6, Class XA, 1.48%, 3/10/46 (d)		25,521	783,157
Series 2015-3BP, Class XA, 0.17%, 2/10/35 (b)(d)		40,878	268,977
Series 2015-CR23, Class XA, 1.13%, 5/10/48 (d)		13,512	667,329

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2017-COR2, Class XA, 1.19%, 9/10/50 (d)	USD	2,160	$200,599
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (b)(d)		5,920	176,696
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 6/10/50 (b)(d)		3,040	216,326
GS Mortgage Securities Corp. II, Series 2013-KING, Class XA, 0.84%, 12/10/27 (b)(d)		31,941	439,257
GS Mortgage Securities Trust, Series 2016-GS3, Class XA, 1.40%, 10/10/49 (d)		1,692	141,817
JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, Class XA, 1.55%, 3/15/49 (d)		6,781	544,825
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49 (b)(c)(d)		1,800	98,460
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class XB, 0.69%, 4/15/46 (d)		4,040	109,814
Series 2014-C22, Class XA, 1.08%, 9/15/47 (d)		1,073	51,781
Series 2016-JP3, Class XC, 0.75%, 8/15/49 (b)(d)		4,330	186,883
Series 2016-JP4, Class XA, 0.96%, 12/15/49 (d)		995	46,020
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C22, Class XA, 1.29%, 4/15/48 (d)		1,042	62,630
Series 2016-C28, Class XA, 1.44%, 1/15/49 (d)		1,429	111,296
Series 2016-C29, Class XA, 1.81%, 5/15/49 (d)		2,472	252,646
Series 2016-C29, Class XB, 1.12%, 5/15/49 (d)		3,160	230,819
Series 2016-C31, Class XA, 1.60%, 11/15/49 (d)		991	92,228
Morgan Stanley Capital I Trust, Series 2017-H1, Class XD, 2.36%, 6/15/50 (b)(d)		3,030	477,255
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.51%, 5/10/39 (b)(d)		10,700	366,796
One Market Plaza Trust:
Series 2017-1MKT, Class XCP, 0.22%, 2/10/32 (b)(d)		17,050	101,107
Series 2017-1MKT, Class XNCP, 0.00%, 2/10/32 (b)(c)(d)		3,410	3,410
UBS Commercial Mortgage Trust, Series 2017-C1, Class XA, 1.78%, 6/15/50 (b)(d)		1,535	176,600
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 1.12%, 2/15/48 (d)		5,671	296,643
Series 2016-BNK1, Class XB, 1.48%, 8/15/49 (d)		2,300	228,275
Series 2016-BNK1, Class XD, 1.41%, 8/15/49 (b)(d)		1,180	102,436
Series 2016-LC25, Class XA, 1.24%, 12/15/59 (d)		4,172	273,357

			11,234,921
Total Non-Agency Mortgage-Backed Securities — 4.4%			137,587,025

Preferred Securities		Par (000)	Value
Capital Trusts
Aerospace & Defense — 0.1%
United Technologies Corp., 1.78%, 5/04/18 (f)	USD	3,519	$3,520,679
Banks — 0.1%
HSBC Holdings PLC, (USD Swap Rate 11:00 am NY 1 + 3.746%), 6.00% (e)(g)		3,360	3,514,224
Capital Markets — 0.1%
Bank of New York Mellon Corp., (3 mo. LIBOR US + 3.131%), 4.63% (e)(g)		2,494	2,544,379
State Street Corp., (3 mo. LIBOR US + 1.000%), 2.32%, 6/15/47 (a)		739	674,190

			3,218,569
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (b)(g)		3,190	3,405,325
Multi-Utilities — 0.1%
Dominion Energy, Inc., 2.58%, 7/01/20 (d)		2,175	2,193,150
Total Capital Trusts — 0.5%			15,851,947

Trust Preferreds		Shares
Banks — 0.1%
Citigroup Capital XIII, 7.68%, 10/30/40 (d)		116,685	3,241,509
Total Preferred Securities — 0.6%			19,093,456

Taxable Municipal Bonds		Par (000)
Bay Area Toll Authority RB, 7.04%, 4/01/50	USD	1,150	$1,767,929
City Public Service Board of San Antonio, Texas RB, 5.81%, 2/01/41		1,180	1,536,690
Los Angeles Community College District GO, 6.60%, 8/01/42		800	1,155,416
Los Angeles Unified School District GO, 6.76%, 7/01/34		1,580	2,189,580
Metropolitan Transportation Authority RB:
6.67%, 11/15/39		200	276,242
6.81%, 11/15/40		610	856,013
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		690	870,035
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		1,004	1,513,590
New York City Water & Sewer System RB:
5.38%, 6/15/43		4,120	4,627,460
5.50%, 6/15/43		4,935	5,565,446
5.88%, 6/15/44		795	1,088,617
New York State Dormitory Authority RB, 5.39%, 3/15/40		725	906,221
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		1,305	1,590,182
State of California GO:
7.55%, 4/01/39		920	1,414,776
7.60%, 11/01/40		2,770	4,326,297
State of Illinois GO, 5.10%, 6/01/33		3,525	3,562,788
University of California RB, 4.86%, 5/15/2112		630	680,627
Total Taxable Municipal Bonds — 1.1%			33,927,909

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	23

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Agency Obligations — 0.6%
Fannie Mae, 6.63%, 11/15/30	USD	1,500	$2,123,083
Freddie Mac, 3.75%, 3/27/19		10,765	11,121,139
Resolution Funding Corp. Interest Strip, 0.00%, 7/15/18 (h)		4,575	4,522,003

			17,766,225
Collateralized Mortgage Obligations — 0.0%
Fannie Mae:
Series 2005-29, Class AT, 4.50%, 4/25/35		23	23,617
Series 2005-29, Class WB, 4.75%, 4/25/35		227	237,925
Series 2005-48, Class AR, 5.50%, 2/25/35		206	212,397
Series 2005-62, Class CQ, 4.75%, 7/25/35		179	185,324
Freddie Mac:
Series 1591, Class PK, 6.35%, 10/15/23		532	571,600
Series 2996, Class MK, 5.50%, 6/15/35		13	14,586

			1,245,449
Commercial Mortgage-Backed Securities — 0.9%
Fannie Mae:
Series 2006-M2, Class A2A, 5.27%, 10/25/32 (d)		10,143	10,657,382
Series 2017-M7, Class A2, 2.96%, 2/25/27 (d)		2,012	2,028,948
Series 2017-M8, Class A2, 3.06%, 5/25/27 (d)		2,858	2,900,678
Freddie Mac:
Series K058, Class A2, 2.65%, 8/25/26		320	316,780
Series K059, Class A2, 3.12%, 9/25/26 (d)		2,080	2,133,016
Series K060, Class A2, 3.30%, 10/25/26		2,870	2,976,696
Series K061, Class A2, 3.35%, 11/25/26 (d)		3,130	3,260,611
Series K062, Class A2, 3.41%, 12/25/26		246	257,779
Series K063, Class A2, 3.43%, 1/25/27 (d)		1,300	1,361,911
Series K065, Class A2, 3.24%, 4/25/27		2,690	2,777,502
Series K067, Class A2, 3.19%, 7/25/27		500	513,256

			29,184,559
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae:
Series 2013-M4, Class X1, 3.87%, 2/25/18 (d)		13,881	2,876
Series 2013-M5, Class X2, 2.36%, 1/25/22 (d)		9,652	544,905
Series 2016-M4, Class X2, 2.69%, 1/25/39 (d)		4,001	473,907
Freddie Mac:
Series K045, Class X1, 0.58%, 1/25/25 (d)		3,882	110,697
Series K056, Class X1, 1.40%, 5/25/26 (d)		3,211	281,281
Series K064, Class X1, 0.75%, 3/25/27 (d)		7,811	382,955
Series K065, Class X1, 0.82%, 4/25/27 (d)		6,108	333,311
Series KW03, Class X1, 0.85%, 6/25/27 (d)		2,130	129,524
Ginnie Mae:
Series 2012-23, Class IO, 0.80%, 6/16/53 (d)		1,362	41,441
Series 2012-120, Class IO, 0.79%, 2/16/53 (d)		14,549	674,532
Series 2013-191, Class IO, 0.76%, 11/16/53 (d)		883	33,110

U.S. Government Sponsored Agency Securities		Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2016-87, Class IO, 1.01%, 8/16/58 (d)	USD	3,115		$232,253
Series 2016-152, Class IO, 0.98%, 8/15/58 (d)		6,139		488,969
Series 2016-158, Class IO, 0.91%, 6/16/58 (d)		2,264		173,742
Series 2017-69, Class IO, 0.80%, 7/16/59 (d)		1,663		121,682
Series 2017-100, Class IO, 0.81%, 5/16/59 (d)		2,495		180,243
Series 2017-111, Class IO, 0.74%, 2/16/59 (d)		7,224		552,341

				4,757,769
Mortgage-Backed Securities — 42.8%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30-3/01/32		24,684		24,898,849
3.00%, 4/01/29-10/01/47 (i)		251,324		253,465,062
3.50%, 8/01/27-10/01/47 (i)		152,541		158,218,920
4.00%, 1/01/25-10/01/47 (i)		201,652		213,229,205
4.50%, 2/01/25-11/01/45		27,739		29,848,187
5.00%, 11/01/32-10/01/47 (i)		9,655		10,598,636
5.50%, 10/01/21-4/01/41		8,896		9,952,446
6.00%, 1/01/21-10/01/47 (i)		19,064		21,617,531
6.50%, 5/01/40		2,791		3,172,860
7.00%, 6/01/32		15		16,965
Freddie Mac Mortgage-Backed Securities:
2.50%, 11/01/29-10/01/32 (i)		19,767		19,919,142
3.00%, 1/01/30-3/01/47 (i)		126,232		127,248,988
3.50%, 10/01/32-10/01/47 (i)		92,305		95,513,546
4.00%, 8/01/40-10/01/47 (i)		50,834		53,843,658
4.50%, 2/01/39-10/01/47 (i)		13,194		14,183,369
5.00%, 7/01/35-11/01/41		9,244		10,125,325
5.50%, 10/01/18-6/01/41		4,087		4,535,645
6.00%, 2/01/18-12/01/32		8		8,819
8.00%, 11/01/22		1		804
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/47 (i)		72,982		73,996,902
3.50%, 12/20/41-10/15/47 (i)		93,980		97,830,744
4.00%, 4/20/39-10/15/47 (i)		69,177		72,918,650
4.50%, 12/20/39-10/15/47 (i)		29,227		31,447,134
5.00%, 12/15/38-7/20/41		8,004		8,767,177
5.50%, 3/15/32-10/15/47 (i)		4,407		4,789,337
6.00%, 12/15/36		146		164,955
7.50%, 11/15/29		—	(j)	420
9.00%, 7/15/18		—	(j)	34

				1,340,313,310
Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 1989-16, Class B, 0.00%, 3/25/19 (h)		3		2,945
Total U.S. Government Sponsored Agency Securities — 44.5%				1,393,270,257

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Bonds:
6.13%, 8/15/29	USD	3,659	$5,078,721
6.25%, 5/15/30		3,427	4,867,009
4.25%, 5/15/39		5,941	7,432,052
4.50%, 8/15/39		5,766	7,455,033
4.38%, 11/15/39		5,788	7,364,778
3.13%, 2/15/43		16,035	16,920,057
2.88%, 5/15/43-11/15/46		36,765	36,968,136
3.63%, 8/15/43		14,988	17,199,901
3.75%, 11/15/43		14,682	17,210,057
3.00%, 2/15/47		19,904	20,473,907
2.75%, 8/15/47 (k)		31,396	30,714,118
U.S. Treasury Notes:
1.25%, 4/30/19-5/31/19 (k)		189,536	188,966,410
1.38%, 9/30/19-9/15/20 (k)		149,330	148,640,049
1.50%, 4/15/20-3/31/23 (k)		125,523	124,910,128
2.63%, 8/15/20-11/15/20		80,398	82,739,349
1.88%, 4/30/22-8/31/24 (k)		81,742	80,975,810
1.75%, 5/31/22-9/30/22		67,707	67,191,415
1.63%, 8/31/22-4/30/23 (k)		225,516	222,265,835
2.00%, 11/30/22-11/15/26		126,009	124,868,050
2.13%, 5/15/25		10,973	10,901,847
2.25%, 11/15/25-8/15/27 (k)		47,063	46,795,562
Total U.S. Treasury Obligations — 40.5%			1,269,938,224
Total Long-Term Investments (Cost — $4,146,071,515) — 133.2%			4,173,957,957

Short-Term Securities		Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (l)(m)		33,452,568	33,452,568
Total Short-Term Securities (Cost — $33,452,568) — 1.1%			33,452,568

Options Purchased			Value
(Cost — $3,210,659) — 0.1%			$3,124,898
Total Investments Before TBA Sale Commitments and Options Written
(Cost — $4,182,734,742) — 134.4%			4,210,535,423

TBA Sale Commitments (i)		Par (000)
Mortgage-Backed Securities — (17.6)%
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/32	USD	5,517	(5,553,995)
3.00%, 10/01/47		160,643	(161,170,361)
3.50%, 10/01/32-10/01/47		72,730	(75,183,288)
4.00%, 10/01/32-10/01/47		129,896	(136,717,951)
4.50%, 10/01/32-10/01/47		4,507	(4,616,174)
5.00%, 10/01/47		886	(966,435)
5.50%, 10/01/47		3,321	(3,674,651)
6.00%, 10/01/47		12,538	(14,113,087)
Freddie Mac Mortgage-Backed Securities:
2.50%, 10/01/32		834	(840,019)
3.00%, 10/01/46		62,872	(63,099,940)
3.50%, 10/01/32-10/01/47		23,771	(24,594,109)
4.00%, 10/01/47		13,758	(14,485,669)
5.00%, 10/01/47		3,293	(3,578,422)
Ginnie Mae Mortgage-Backed Securities:
4.00%, 10/15/47		26,319	(27,716,168)
4.50%, 10/15/47		13,356	(14,267,965)
Total TBA Sale Commitments
(Proceeds — $552,966,297) — (17.6)%			(550,578,234)

Options Written
(Premiums Received — $ 253,536) — (0.0)%			(269,313)
Total Investments Net of TBA Sale Commitments and Options Written — 116.8%			3,659,687,876
Liabilities in Excess of Other Assets — (16.8)%			(525,862,398)

Net Assets — 100.0%			$3,133,825,478

Notes to Schedule of Investments

(a)	Floating rate security. Rate shown is the rate in effect as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(g)	Perpetual security with no stated maturity date.

(h)	Zero-coupon bond.

(i)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$7,355,787	$580
BNP Paribas Securities Corp.	$(3,895,695)	$13,875
Citigroup Global Markets, Inc.	$(10,792,778)	$375,479
Credit Suisse Securities (USA) LLC	$16,566,284	$23,808
Daiwa Capital Markets America, Inc.	$14,551,250	$(26,250)
Deutsche Bank Securities, Inc.	$(4,129,437)	$21,170

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	25

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Counterparty	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	$(12,414,524)	$(44,086)
J.P. Morgan Securities LLC	$(58,394,890)	$497,252
Jefferies LLC	$19,589,734	$(106,360)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(56,033,719)	$789,965
Mizuho Securities USA LLC	$(5,451,786)	$(14,817)
Morgan Stanley & Co. LLC	$31,889,610	$(52,864)
Nomura Securities International, Inc.	$(840,019)	$758
RBC Capital Markets, LLC	$(10,868,765)	$55,469
Wells Fargo Securities, LLC	$(15,729,539)	$51,841

(j)	Amount is less than $500.

(k)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(l)	Annualized 7-day yield as of period end.

(m)	During the year ended September 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at September 30, 2017	Value at September 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,666,751	30,785,817	33,452,568	$33,452,568	$76,465	$148	—

[1]	Includes net capital gain distributions, if applicable.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Barclays Capital, Inc.	0.80%	9/29/17	10/02/17	$26,184,375	$26,185,539	U.S. Treasury Obligations	Overnight
BNP Paribas S.A.	(0.15)%	9/29/17	10/02/17	73,276,350	73,275,739	U.S. Treasury Obligations	Overnight
Credit Suisse Securities (USA) LLC	1.25%	9/29/17	10/02/17	92,755,800	92,762,241	U.S. Treasury Obligations	Overnight
Credit Suisse Securities (USA) LLC	1.25%	9/29/17	10/02/17	34,266,017	34,268,397	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	(0.05)%	9/29/17	10/02/17	78,123,656	78,123,439	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	1.25%	9/29/17	10/02/17	30,728,835	30,730,969	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	1.25%	9/29/17	10/02/17	41,090,888	41,093,742	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.05%	9/29/17	10/02/17	40,342,645	40,344,998	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.65%	9/29/17	10/02/17	181,994,269	182,000,841	U.S. Treasury Obligations	Overnight
Total				$598,762,835	$598,785,905

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Bonds (30 Year)	8	December 2017	$1,223	$(22,602)
U.S. Treasury Notes (2 Year)	193	December 2017	$41,631	(95,557)
U.S. Ultra Treasury Bonds	5	December 2017	$826	24,251

				(93,908)

Short Contracts
Euro-Bund	(31)	December 2017	$5,899	34,268
U.S. Treasury Notes (10 Year)	(464)	December 2017	$58,145	607,884
U.S. Treasury Notes (5 Year)	(1,619)	December 2017	$190,233	1,388,190
Euro Dollar	(56)	March 2019	$13,733	(23,876)

				2,006,466
Total				$1,912,558

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	1,843,397	USD	581,000	Goldman Sachs International	10/03/17	$699
USD	581,000	BRL	1,800,229	BNP Paribas S.A.	10/03/17	12,924
USD	1,746,953	GBP	1,300,000	Morgan Stanley & Co. International PLC	10/04/17	4,662
COP	2,907,926,640	USD	984,000	Credit Suisse International	10/06/17	5,288
COP	53,053,200	USD	18,000	UBS AG	10/06/17	49
EUR	490,000	USD	579,191	HSBC Bank PLC	10/11/17	319
TRY	488,930	USD	136,571	Barclays Bank PLC	10/11/17	156
TRY	596,787	USD	166,617	BNP Paribas S.A.	10/11/17	272
TRY	136,958	USD	38,240	Royal Bank of Scotland PLC	10/11/17	60
TRY	488,984	USD	136,571	UBS AG	10/11/17	171
TWD	16,703,500	USD	550,000	Bank of America N.A.	10/11/17	1,161
USD	587,103	EUR	490,000	BNP Paribas S.A.	10/11/17	7,593
USD	483,000	MXN	8,804,607	Goldman Sachs International	10/11/17	480
USD	550,000	TWD	16,412,000	JPMorgan Chase Bank N.A.	10/11/17	8,457
USD	392,292	AUD	497,000	Barclays Bank PLC	10/13/17	2,516
USD	413,000	ZAR	5,391,532	Goldman Sachs International	10/13/17	15,704
RUB	42,846,000	USD	740,000	Bank of America N.A.	10/18/17	1,881
USD	624,000	CAD	775,448	Bank of America N.A.	10/18/17	2,443
RUB	34,485,605	USD	595,000	Citibank N.A.	10/20/17	1,910
USD	1,900,135	MXN	34,077,970	Goldman Sachs International	10/23/17	36,346
USD	1,568,083	MXN	28,640,559	Royal Bank of Scotland PLC	10/23/17	1,676
USD	270,689	IDR	3,640,768,958	Barclays Bank PLC	10/26/17	1,022
USD	315,851	IDR	4,247,562,570	Barclays Bank PLC	10/26/17	1,239
USD	315,969	IDR	4,247,565,000	Barclays Bank PLC	10/26/17	1,356
USD	231,081	IDR	3,096,950,000	Barclays Bank PLC	10/26/17	1,694
USD	103,761	IDR	1,398,694,068	BNP Paribas S.A.	10/26/17	161
USD	118,028	IDR	1,591,018,940	BNP Paribas S.A.	10/26/17	183
USD	107,865	IDR	1,450,029,870	BNP Paribas S.A.	10/26/17	463

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	27

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	317,732	IDR	4,283,351,714	BNP Paribas S.A.	10/26/17	$470
USD	291,338	IDR	3,919,955,794	BNP Paribas S.A.	10/26/17	992
USD	291,490	IDR	3,919,955,719	BNP Paribas S.A.	10/26/17	1,143
USD	47,886	IDR	643,402,886	Deutsche Bank AG	10/26/17	230
USD	233,006	IDR	3,125,777,245	Deutsche Bank AG	10/26/17	1,483
USD	234,530	IDR	3,143,871,490	Deutsche Bank AG	10/26/17	1,667
USD	3,059,485	IDR	41,125,601,978	Deutsche Bank AG	10/26/17	13,359
USD	55,582	IDR	748,017,504	Goldman Sachs International	10/26/17	177
USD	170,448	IDR	2,293,887,600	Goldman Sachs International	10/26/17	542
USD	234,512	IDR	3,143,870,000	Goldman Sachs International	10/26/17	1,649
USD	47	IDR	628,320	JPMorgan Chase Bank N.A.	10/26/17	1
USD	265,241	IDR	3,575,978,960	JPMorgan Chase Bank N.A.	10/26/17	372
USD	325,022	IDR	4,371,540,000	JPMorgan Chase Bank N.A.	10/26/17	1,227
USD	321,891	IDR	4,327,825,000	JPMorgan Chase Bank N.A.	10/26/17	1,334
USD	326,768	IDR	4,393,401,372	JPMorgan Chase Bank N.A.	10/26/17	1,354
USD	211,475	IDR	2,847,936,360	UBS AG	10/26/17	532
USD	327,036	IDR	4,393,400,000	UBS AG	10/26/17	1,622
USD	351,718	IDR	4,716,183,083	UBS AG	10/26/17	2,395
USD	351,744	IDR	4,716,183,111	UBS AG	10/26/17	2,422
RUB	19,754,000	USD	340,000	Deutsche Bank AG	11/15/17	344
RUB	19,754,000	USD	340,000	JPMorgan Chase Bank N.A.	11/15/17	344
USD	942,616	RUB	54,497,321	Citibank N.A.	11/15/17	3,674
USD	1,012,454	RUB	58,535,000	Citibank N.A.	11/15/17	3,946
USD	810,042	RUB	46,675,000	Citibank N.A.	11/15/17	5,872
USD	1,620,316	RUB	93,250,000	Citibank N.A.	11/15/17	13,700
USD	215,330	ZAR	2,901,851	Bank of America N.A.	11/17/17	2,728
USD	458,738	ZAR	6,098,616	Deutsche Bank AG	11/17/17	11,928
USD	1,076,003	ZAR	14,437,165	Deutsche Bank AG	11/17/17	18,275
USD	4,548,207	TRY	16,447,000	BNP Paribas S.A.	11/20/17	4,532
GBP	220,000	USD	295,539	Citibank N.A.	12/20/17	34
NZD	890,000	MXN	11,492,125	Goldman Sachs International	12/20/17	19,046
USD	471,487	AUD	590,000	Goldman Sachs International	12/20/17	9,141
USD	605,174	GBP	450,000	Deutsche Bank AG	12/20/17	593
USD	16,584,000	MXN	299,500,406	HSBC Bank PLC	12/20/17	353,913
USD	269,591	NZD	370,000	HSBC Bank PLC	12/20/17	2,771
USD	270,548	NZD	370,000	HSBC Bank PLC	12/20/17	3,728
USD	548,844	NZD	750,000	HSBC Bank PLC	12/20/17	7,992
USD	160,000	SEK	1,268,607	Barclays Bank PLC	12/20/17	3,460
USD	440,000	ZAR	5,749,920	BNP Paribas S.A.	12/20/17	20,938
TRY	8,393,709	USD	2,177,526	BNP Paribas S.A.	6/25/18	8,830
TRY	19,956,291	USD	5,155,665	BNP Paribas S.A.	6/25/18	42,460

						682,105

USD	10,000	BRL	31,725	Deutsche Bank AG	10/03/17	(11)
CLP	343,234,800	USD	549,000	Royal Bank of Scotland PLC	10/05/17	(12,805)
USD	492,000	COP	1,468,620,000	BNP Paribas S.A.	10/06/17	(7,630)
USD	492,000	COP	1,468,620,000	BNP Paribas S.A.	10/06/17	(7,630)
USD	492,000	COP	1,459,665,600	Royal Bank of Scotland PLC	10/06/17	(4,584)
EUR	490,000	USD	589,207	Morgan Stanley & Co. International PLC	10/11/17	(9,697)

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	10,483,024	EUR	490,000	Goldman Sachs International	10/11/17	$(5,007)
MXN	8,781,616	USD	483,000	Bank of America N.A.	10/11/17	(1,740)
MXN	8,597,460	USD	483,000	Goldman Sachs International	10/11/17	(11,832)
TRY	1,698,965	USD	478,000	BNP Paribas S.A.	10/11/17	(2,891)
IDR	7,249,000,000	USD	550,000	JPMorgan Chase Bank N.A.	10/12/17	(12,415)
AUD	9,000	USD	7,174	Barclays Bank PLC	10/13/17	(115)
AUD	488,000	USD	390,426	Deutsche Bank AG	10/13/17	(7,709)
CAD	544,021	USD	436,800	BNP Paribas S.A.	10/16/17	(748)
TRY	1,179,543	USD	340,000	Citibank N.A.	10/16/17	(10,644)
TRY	342,790	USD	98,979	Citibank N.A.	10/16/17	(3,264)
TRY	237,485	USD	68,573	Citibank N.A.	10/16/17	(2,261)
TRY	1,180,004	USD	340,000	Deutsche Bank AG	10/16/17	(10,515)
TRY	278,307	USD	80,340	Goldman Sachs International	10/16/17	(2,631)
TRY	192,811	USD	55,660	Goldman Sachs International	10/16/17	(1,822)
TRY	556,045	USD	160,681	HSBC Bank PLC	10/16/17	(5,420)
TRY	385,228	USD	111,319	HSBC Bank PLC	10/16/17	(3,755)
TRY	362,566	USD	104,448	Royal Bank of Scotland PLC	10/16/17	(3,211)
CAD	769,646	USD	624,000	BNP Paribas S.A.	10/18/17	(7,093)
MXN	6,045,467	USD	340,000	Goldman Sachs International	10/18/17	(9,082)
MXN	6,056,760	USD	340,000	JPMorgan Chase Bank N.A.	10/18/17	(8,464)
MXN	6,057,440	USD	340,000	JPMorgan Chase Bank N.A.	10/18/17	(8,427)
MXN	6,057,855	USD	340,000	UBS AG	10/18/17	(8,404)
TRY	3,038,578	EUR	733,000	Deutsche Bank AG	10/18/17	(19,306)
TRY	1,284,051	USD	368,588	BNP Paribas S.A.	10/23/17	(10,808)
TRY	891,000	USD	254,899	BNP Paribas S.A.	10/23/17	(6,637)
USD	5,483,251	TRY	19,956,291	BNP Paribas S.A.	10/23/17	(77,243)
USD	2,315,187	TRY	8,393,709	BNP Paribas S.A.	10/23/17	(23,583)
MXN	17,288,545	USD	973,000	Goldman Sachs International	10/25/17	(27,776)
IDR	4,252,654,803	USD	316,583	BNP Paribas S.A.	10/26/17	(1,593)
IDR	4,204,295,996	USD	312,936	BNP Paribas S.A.	10/26/17	(1,529)
IDR	3,213,950,719	USD	239,258	Citibank N.A.	10/26/17	(1,204)
IDR	4,260,353,300	USD	317,109	Deutsche Bank AG	10/26/17	(1,549)
IDR	4,319,482,182	USD	321,558	Morgan Stanley & Co. International PLC	10/26/17	(1,618)
USD	264,652	IDR	3,575,978,940	Bank of America N.A.	10/26/17	(217)
IDR	24,013,856,000	USD	1,808,000	BNP Paribas S.A.	10/27/17	(29,477)
RUB	24,029,824	USD	416,000	JPMorgan Chase Bank N.A.	10/27/17	(580)
USD	416,000	RUB	24,360,960	Deutsche Bank AG	10/27/17	(5,144)
CLP	349,026,750	USD	549,000	Credit Suisse International	11/03/17	(4,096)
CLP	350,997,660	USD	549,000	Deutsche Bank AG	11/03/17	(1,019)
USD	474,000	COP	1,398,537,000	Deutsche Bank AG	11/03/17	(62)
USD	460,443	AUD	588,000	Goldman Sachs International	11/06/17	(562)
TRY	136,000	USD	38,612	BNP Paribas S.A.	11/20/17	(1,041)
IDR	5,289,780,000	USD	393,000	HSBC Bank PLC	11/22/17	(2,152)
IDR	5,285,850,000	USD	393,000	JPMorgan Chase Bank N.A.	11/29/17	(2,691)
AUD	590,000	USD	472,790	Citibank N.A.	12/20/17	(10,444)
EUR	440,000	USD	527,736	Goldman Sachs International	12/20/17	(5,229)
GBP	220,000	USD	296,177	Citibank N.A.	12/20/17	(604)
JPY	69,815,208	CHF	600,000	Goldman Sachs International	12/20/17	(112)
MXN	5,833,550	NZD	445,000	HSBC Bank PLC	12/20/17	(4,782)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	29

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	5,809,194	NZD	445,000	JPMorgan Chase Bank N.A.	12/20/17	$(6,102)
NZD	370,000	USD	268,160	BNP Paribas S.A.	12/20/17	(1,340)
NZD	750,000	USD	544,460	Citibank N.A.	12/20/17	(3,609)
NZD	370,000	USD	267,620	HSBC Bank PLC	12/20/17	(800)
SEK	1,278,560	USD	160,000	BNP Paribas S.A.	12/20/17	(2,232)
TRY	197,467	USD	55,000	BNP Paribas S.A.	12/20/17	(902)
USD	590,751	GBP	440,000	BNP Paribas S.A.	12/20/17	(395)
USD	540,563	NZD	750,000	Deutsche Bank AG	12/20/17	(289)
ZAR	3,955,500	USD	300,000	BNP Paribas S.A.	12/20/17	(11,718)
ZAR	5,758,940	USD	440,000	Deutsche Bank AG	12/20/17	(20,281)
TRY	891,000	USD	238,784	BNP Paribas S.A.	6/25/18	(6,701)
TRY	16,447,000	USD	4,230,576	BNP Paribas S.A.	8/20/18	(8,831)
TRY	136,000	USD	35,948	BNP Paribas S.A.	8/20/18	(1,039)

						(475,104)
Net Unrealized Appreciation						$207,001

OTC Barrier Options Purchased
Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price	Barrier Price	Notional Amount (000)	Value
Put
USD Currency	Down-and-Out	JPMorgan Chase Bank N.A.	—	11/16/17	BRL 3.10	USD 2.96	USD 740	$2,000

Exchange-Traded Options Purchased
Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Put
U.S. Treasury Notes (10 Year) Futures	2,310	10/27/17	USD 125.00	USD 28,947	$902,344
U.S. Treasury Notes (10 Year) Futures	4,309	10/27/17	USD 124.50	USD 53,997	1,144,578
U.S. Treasury Notes (10 Year) Futures	1,699	11/24/17	USD 124.00	USD 21,291	477,844
Total					$2,524,766

OTC Options Purchased
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	JPMorgan Chase Bank N.A.	—	10/12/17	CAD	1.23	USD	624	$9,161
USD Currency	BNP Paribas S.A.	—	10/16/17	CAD	1.28	USD	832	403
USD Currency	HSBC Bank PLC	—	3/05/18	KRW	1,190.00	USD	37,567	588,568
Total								$598,132

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Put
U.S. Treasury Notes (10 Year) Futures	4,309	10/27/17	USD 123.50	USD 53,997	$(269,313)

Centrally Cleared Credit Default Swaps - Buy Protection
Reference Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid	Unrealized Appreciation
CDX.NA.IG.29.V1	1.00%	Quarterly	12/20/22	USD 58,661	$1,298,995	$1,222,084	$76,911

Centrally Cleared Interest Rate Swaps
Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
		28-day
7.36%	Monthly	MXIBTIIE	Monthly	N/A	1/28/19	MXN 123,421	$(14,834)	$14	$(14,848)
28-day
MXIBTIIE	Monthly	7.08%	Monthly	N/A	8/08/19	MXN 152,510	3,277	34	3,243
28-day
MXIBTIIE	Monthly	7.38%	Monthly	N/A	2/20/20	MXN 108,109	50,344	16	50,328
28-day
MXIBTIIE	Monthly	7.38%	Monthly	N/A	4/29/20	MXN 103,400	33,608	18	33,590
3-month
LIBOR	Quarterly	2.05%	Semi-annual	7/26/191	7/26/21	USD 80,821	(92,706)	331	(93,037)
3-month
LIBOR	Quarterly	2.09%	Semi-annual	7/29/191	7/29/21	USD 82,590	(26,743)	339	(27,082)
3-month
LIBOR	Quarterly	2.08%	Semi-annual	7/31/191	7/31/21	USD 238,020	(110,749)	977	(111,726)
28-day
MXIBTIIE	Monthly	7.38%	Monthly	N/A	3/07/22	MXN 36,661	50,181	(26)	50,207
28-day
MXIBTIIE	Monthly	7.38%	Monthly	N/A	3/07/22	MXN 18,330	26,546	7	26,539
28-day
MXIBTIIE	Monthly	7.38%	Monthly	N/A	3/07/22	MXN 18,330	26,155	7	26,148
28-day
MXIBTIIE	Monthly	7.37%	Monthly	N/A	6/01/22	MXN 43,563	34,665	19	34,646
28-day
MXIBTIIE	Monthly	6.32%	Monthly	N/A	7/17/25	MXN 14,506	(31,929)	88	(32,017)
3-month
LIBOR	Quarterly	2.13%	Semi-annual	N/A	8/25/25	USD 485	(1,425)	6	(1,431)
2.27%	Semi-annual	3-month LIBOR	Quarterly	N/A	9/11/25	USD 367	(2,563)	4	(2,567)
7.67%	Quarterly	3-month JIBAR	Quarterly	N/A	9/14/27	ZAR 7,645	7,243	44	7,199
7.72%	Quarterly	3-month JIBAR	Quarterly	N/A	9/19/27	ZAR 12,305	8,190	44	8,146
7.71%	Quarterly	3-month JIBAR	Quarterly	N/A	9/19/27	ZAR 6,150	4,412	22	4,390
7.74%	Quarterly	3-month JIBAR	Quarterly	N/A	9/21/27	ZAR 4,945	2,806	41	2,765
2.50%	Semi-annual	3-month LIBOR	Quarterly	7/26/191	7/26/29	USD 17,887	(34,388)	277	(34,665)
2.57%	Semi-annual	3-month LIBOR	Quarterly	7/29/191	7/29/29	USD 17,840	(142,319)	277	(142,596)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	31

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.58%	Semi-annual	3-month LIBOR	Quarterly	7/31/191	7/31/29	USD 52,893	$(467,839)	$821	$(468,660)
Total							$(678,068)	$3,360	$(681,428)

[1]	Forward swap.

Centrally Cleared Inflation Swaps
Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid	Unrealized Appreciation
Reference Index	Frequency	Rate	Frequency
UK RPI All Items Monthly	At Termination	3.46%	At Termination	10/15/26	GBP 7,288	$76,694	$20	$76,674

OTC Credit Default Swaps — Buy Protection
Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank N.A.	6/20/20	USD 1,491	$(17,221)	$7,131	$(24,352)
United Mexican States	1.00%	Quarterly	Bank of America N.A.	9/20/20	USD 1,491	(17,045)	11,132	(28,177)
Loews Corp.	1.00%	Quarterly	Barclays Bank PLC	12/20/22	USD 1,730	(67,543)	(59,058)	(8,485)
Republic of South Africa	1.00%	Quarterly	Bank of America N.A.	12/20/22	USD 1,091	46,438	44,920	1,518
Republic of South Africa	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	USD 1,040	44,267	42,820	1,447
Republic of the Philippines	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD 2,930	(49,060)	(46,633)	(2,427)
Russian Federation	1.00%	Quarterly	Bank of America N.A.	12/20/22	USD 25	532	651	(119)
Russian Federation	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	USD 45	957	1,158	(201)
CMBX.NA.9.AAA	0.50%	Monthly	Credit Suisse International	9/17/58	USD 1,280	1,773	15,664	(13,891)
CMBX.NA.9.AAA	0.50%	Monthly	Deutsche Bank AG	9/17/58	USD 1,030	1,427	12,787	(11,360)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	USD 2,530	3,505	34,040	(30,535)

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	USD	1,590	$2,202	$23,410	$(21,208)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	USD	860	1,191	10,524	(9,333)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	USD	720	997	8,811	(7,814)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	5/11/63	USD	2,180	(15,184)	712	(15,896)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	5/11/63	USD	1,903	(13,252)	(1,409)	(11,843)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	5/11/63	USD	1,358	(9,455)	268	(9,723)
CMBX.NA.6.BBB-	3.00%	Monthly	Deutsche Bank AG	5/11/63	USD	550	83,121	50,250	32,871
CMBX.NA.6.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	5/11/63	USD	280	42,316	18,168	24,148
CMBX.NA.6.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	5/11/63	USD	280	42,316	18,168	24,148
CMBX.NA.6.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	5/11/63	USD	270	40,805	26,989	13,816
CMBX.NA.6.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	5/11/63	USD	280	42,317	16,698	25,619
Total							$165,404	$237,201	$(71,797)

OTC Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Upfront Premium Received	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America N.A.	6/20/20	BBB+	USD	1,491	$17,222	$(8,265)	$25,487
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	1,491	17,045	(9,698)	26,743
CMBX.NA.3.AM	0.50%	Monthly	Credit Suisse International	12/13/49	BBB+	USD	35	(157)	(3,070)	2,913
CMBX.NA.3.AM	0.50%	Monthly	Goldman Sachs International	12/13/49	BBB+	USD	88	(393)	(7,773)	7,380
CMBX.NA.3.AM	0.50%	Monthly	JPMorgan Chase Bank N.A.	12/13/49	BBB+	USD	439	(1,962)	(36,878)	34,916
CMBX.NA.4.AM	0.50%	Monthly	Deutsche Bank AG	2/17/51	A-	USD	261	(1,530)	(34,616)	33,086
CMBX.NA.8.A	2.00%	Monthly	Goldman Sachs International	10/17/57	Not Rated	USD	540	(30,229)	(30,568)	339
CMBX.NA.8.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	225	(12,595)	(21,792)	9,197
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	9/17/58	Not Rated	USD	520	(22,768)	(16,856)	(5,912)
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	9/17/58	Not Rated	USD	160	(7,006)	(8,263)	1,257
CMBX.NA.9.A	2.00%	Monthly	Deutsche Bank AG	9/17/58	Not Rated	USD	1,860	(81,441)	(95,565)	14,124
CMBX.NA.9.A	2.00%	Monthly	Deutsche Bank AG	9/17/58	Not Rated	USD	1,010	(44,223)	(36,425)	(7,798)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	33

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Reference Obligation/ Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Upfront Premium Received	Unrealized Appreciation (Depreciation)
CMBX.NA.9.A	2.00%	Monthly	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	1,470	$(64,365)	$(78,374)	$14,009
CMBX.NA.9.A	2.00%	Monthly	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	380	(16,638)	(10,692)	(5,946)
CMBX.NA.9.A	2.00%	Monthly	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	200	(8,758)	(6,473)	(2,285)
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	2,190	(95,890)	(111,771)	15,881
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	780	(34,153)	(17,830)	(16,323)
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	530	(23,206)	(28,679)	5,473
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	510	(22,330)	(17,533)	(4,797)
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	280	(12,260)	(13,673)	1,413
CMBX.NA.9.BBB-	3.00%	Monthly	Credit Suisse International	9/17/58	Not Rated	USD	820	(103,981)	(86,181)	(17,800)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	4,060	(514,836)	(517,670)	2,834
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	890	(112,858)	(90,958)	(21,900)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	400	(50,723)	(42,848)	(7,875)
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A-	USD	4,050	(141,450)	(183,587)	42,137
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A-	USD	2,020	(70,551)	(93,095)	22,544
CMBX.NA.10.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	11/17/59	BBB-	USD	35	(4,163)	(3,115)	(1,048)
CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	5/11/63	BBB-	USD	280	(42,316)	(23,373)	(18,943)
Total								$(1,486,515)	$(1,635,621)	$149,106

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps
Paid by the Fund		Received by the Fund			Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Counterparty	Date	(000)		Value	(Received)	(Depreciation)
9.50%	At Termination	1-day BZDIOVER	At Termination	Bank of America N.A.	10/02/17	BRL	18,214	$(3,310)	—	$(3,310)
3-month KRW Certificate of Deposit	Quarterly	1.92%	Quarterly	Deutsche Bank AG	11/10/17	KRW	2,278,440	2,727	$298	2,429
		3-month KRW
1.69%	Quarterly	Certificate of Deposit	Quarterly	Deutsche Bank AG	11/10/17	KRW	2,278,440	(1,539)	—	(1,539)
		28-day
4.30%	Monthly	MXIBTIIE	Monthly	Bank of America N.A.	12/07/17	MXN	4,907	1,975	2	1,973
	At	1-day	At
9.99%	Termination	BZDIOVER	Termination	Citibank N.A.	1/02/18	BRL	14,512	(31,926)	—	(31,926)
	At	1-day	At
8.98%	Termination	BZDIOVER	Termination	Citibank N.A.	1/02/18	BRL	4,559	(1,587)	—	(1,587)
	At	1-day	At
9.98%	Termination	BZDIOVER	Termination	JPMorgan Chase Bank N.A.	1/02/18	BRL	14,512	(23,245)	—	(23,245)
		28-day
4.55%	Monthly	MXIBTIIE	Monthly	Barclays Bank PLC	3/21/18	MXN	8,957	6,562	125	6,437
		28-day
4.85%	Monthly	MXIBTIIE	Monthly	Bank of America N.A.	11/01/18	MXN	7,677	11,517	25	11,492
28-day
MXIBTIIE	Monthly	7.07%	Monthly	Citibank N.A.	11/21/18	MXN	39,258	(4,460)	—	(4,460)

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Paid by the Fund		Received by the Fund			Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Counterparty	Date	(000)		Value	(Received)	(Depreciation)
28-day
MXIBTIIE	Monthly	7.06%	Monthly	JPMorgan Chase Bank N.A.	11/21/18	MXN	47,110	$(5,642)	—	$(5,642)
28-day
MXIBTIIE	Monthly	6.98%	Monthly	Citibank N.A.	11/28/18	MXN	67,000	(12,098)	$(70)	(12,028)
28-day
MXIBTIIE	Monthly	6.98%	Monthly	JPMorgan Chase Bank N.A.	11/28/18	MXN	38,008	(6,863)	(40)	(6,823)
		28-day
4.77%	Monthly	MXIBTIIE	Monthly	Citibank N.A.	12/05/18	MXN	3,324	5,411	3	5,408
		28-day
4.70%	Monthly	MXIBTIIE	Monthly	Bank of America N.A.	12/06/18	MXN	3,324	5,560	2	5,558
		28-day
4.76%	Monthly	MXIBTIIE	Monthly	Citibank N.A.	12/06/18	MXN	3,324	5,430	3	5,427
	At	1-day	At
7.75%	Termination	BZDIOVER	Termination	Bank of America N.A.	1/02/19	BRL	12,521	(21,020)	—	(21,020)
1-day	At		At
BZDIOVER	Termination	9.25%	Termination	Citibank N.A.	1/02/19	BRL	12,481	86,750	—	86,750
	At	1-day	At
8.00%	Termination	BZDIOVER	Termination	Citibank N.A.	1/02/19	BRL	12,437	(32,138)	—	(32,138)
1-day	At		At
BZDIOVER	Termination	9.28%	Termination	JPMorgan Chase Bank N.A.	1/02/19	BRL	11,848	83,626	—	83,626
	At	1-day	At
8.78%	Termination	BZDIOVER	Termination	Citibank N.A.	1/02/20	BRL	12,473	(62,278)	—	(62,278)
1-day	At		At
BZDIOVER	Termination	9.14%	Termination	Bank of America N.A.	1/04/21	BRL	5,559	25,177	—	25,177
		3-month
3.27%	Semi-annual	LIBOR	Quarterly	Deutsche Bank AG	5/16/21	USD	8,580	(505,068)	—	(505,068)
1-day	At		At
BZDIOVER	Termination	9.61%	Termination	Bank of America N.A.	1/02/23	BRL	2,914	14,431	—	14,431
1-day	At		At
BZDIOVER	Termination	9.84%	Termination	Citibank N.A.	1/02/23	BRL	5,541	48,075	—	48,075
1-day	At		At
BZDIOVER	Termination	9.85%	Termination	Citibank N.A.	1/02/23	BRL	2,916	25,663	—	25,663
		28-day
5.73%	Monthly	MXIBTIIE	Monthly	Bank of America N.A.	1/03/25	MXN	7,400	28,717	98	28,619
28-day
MXIBTIIE	Monthly	7.38%	Monthly	Bank of America N.A.	6/06/25	MXN	6,011	(10,983)	(102)	(10,881)
28-day
MXIBTIIE	Monthly	7.38%	Monthly	Citibank N.A.	6/09/25	MXN	3,006	(6,440)	(16)	(6,424)
28-day
MXIBTIIE	Monthly	6.33%	Monthly	Citibank N.A.	7/17/25	MXN	7,228	(15,790)	(31)	(15,759)
28-day
MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	8/06/25	MXN	21,681	(48,404)	(89)	(48,315)
		28-day
6.31%	Monthly	MXIBTIIE	Monthly	Bank of America N.A.	8/11/25	MXN	7,575	17,171	31	17,140
		28-day
6.31%	Monthly	MXIBTIIE	Monthly	Bank of America N.A.	8/11/25	MXN	7,575	17,171	31	17,140
		28-day
6.31%	Monthly	MXIBTIIE	Monthly	Deutsche Bank AG	8/11/25	MXN	28,117	64,007	110	63,897
28-day
MXIBTIIE	Monthly	6.27%	Monthly	Bank of America N.A.	12/05/25	MXN	901	(2,277)	(12)	(2,265)
Total								$(345,098)	$368	$(345,466)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	35

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps[1]	$1,225,490	$(26)	$400,786	$(928,629)
OTC Derivatives	345,029	(1,743,081)	832,542	(1,100,699)

[1]

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$2,054,593	—	$2,054,593
Forward foreign currency exchange	Unrealized appreciation on forward
contracts	foreign currency exchange contracts	—	—	—	$682,105	—	—	682,105
Options purchased	Investments at value — unaffiliated[2]	—	—	—	600,132	2,524,766	—	3,124,898
Swaps - centrally cleared	Net unrealized appreciation[1]	—	$76,911	—	—	247,201	$76,674	400,786
	Unrealized appreciation on OTC swaps;
Swaps - OTC	Swap premiums paid	—	727,601	—	—	449,970	—	1,177,571
Total		—	$804,512	—	$1,282,237	$5,276,530	$76,674	$7,439,953

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$142,035	—	$142,035
Forward foreign currency exchange	Unrealized depreciation on forward
contracts	foreign currency exchange contracts	—	—	—	$475,104	—	—	475,104
Options written	Options written at value	—	—	—	—	269,313	—	269,313
Swaps - centrally cleared	Net unrealized depreciation[1]	—	—	—	—	928,629	—	928,629
	Unrealized depreciation on OTC swaps;
Swaps - OTC	Swap premiums received	—	$2,048,712	—	—	795,068	—	2,843,780
Total		—	$2,048,712	—	$475,104	$2,135,045	—	$4,658,861

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$9,663,026	—	$9,663,026
Forward foreign currency exchange contracts	—	—	—	$284,339	—	—	284,339
Options purchased[1]	—	—	—	(2,834,222)	5,960,315	—	3,126,093
Options written	—	—	—	1,085,711	(4,000,140)	—	(2,914,429)
Swaps	—	$ (1,504,092)	—	286,001	4,838,341	—	3,620,250

Total	—	$(1,504,092)	—	$(1,178,171)	$16,461,542	—	$13,779,279

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$2,977,667	—	$2,977,667
Forward foreign currency exchange contracts	—	—	—	$1,167,516	—	—	1,167,516
Options purchased[2]	—	—	—	(92,229)	682,259	—	590,030
Options written	—	—	—	—	(122,461)	—	(122,461)
Swaps	—	$(366,525)	—	—	479,636	$76,674	189,785

Total	—	$(366,525)	—	$1,075,287	$4,017,101	$76,674	$4,802,537

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$167,353,865
Average notional value of contracts — short	$450,637,829
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$86,958,054
Average amounts sold — in USD	$66,552,797
Options:
Average value of option contracts purchased	$1,315,281
Average value of option contracts written	$85,128
Average notional value of swaption contracts purchased	$258,167,000	[1]
Average notional value of swaption contracts written	$488,071,000	[1]
Credit default swaps:
Average notional value — buy protection	$75,822,748
Average notional value — sell protection	$17,741,000
Interest rate swaps:
Average notional value — pays fixed rate	$104,847,426
Average notional value — receives fixed rate	$149,392,507
Inflation swaps:
Average notional value — pays fixed rate	$23,107,735
Average notional value — receives fixed rate	$35,823,523
Total return swaps:
Average notional value	$24,944,526

[1]	Actual amounts for the period are shown due to limited derivative financial instructions as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$455,684		$41,983
Forward foreign currency exchange contracts	682,105		475,104
Options	3,124,898	[1]	269,313
Swaps - centrally cleared	—		434,211
Swaps - OTC[2]	1,177,571		2,843,780

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$5,440,258		$4,064,391
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,980,450)		(745,507)

Total derivative assets and liabilities subject to an MNA	$2,459,808		$3,318,884

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	37

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[2]	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A	$213,640	$(76,108)	—	—	$137,532
Barclays Bank PLC	18,005	(18,005)	—	—	—
BNP Paribas S.A	101,364	(101,364)	—	—	—
Citibank N.A	200,465	(198,747)	—	$(1,718)	—
Credit Suisse International	25,122	(25,122)	—	—	—
Deutsche Bank AG	323,392	(323,392)	—	—	—
Goldman Sachs International	91,503	(91,503)	—	—	—
HSBC Bank PLC	957,291	(16,909)	$(731,363)	—	209,019
J.P. Morgan Securities LLC	139,446	(107,933)	—	(31,513)	—
JPMorgan Chase Bank N.A	176,666	(176,666)	—	—	—
Morgan Stanley & Co. International PLC	203,987	(203,987)	—	—	—
Royal Bank of Scotland PLC	1,736	(1,736)	—	—	—
UBS AG	7,191	(7,191)	—	—	—

Total	$2,459,808	$(1,348,663)	$(731,363)	$(33,231)	$346,551

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Bank of America N.A	$76,108	$(76,108)	—	—	—
Barclays Bank PLC	67,658	(18,005)	—	—	$49,653
BNP Paribas S.A	211,061	(101,364)	—	—	109,697
Citibank N.A	198,747	(198,747)	—	—	—
Credit Suisse International	198,385	(25,122)	—	$(20,000)	153,263
Deutsche Bank AG	1,073,809	(323,392)	—	(650,000)	100,417
Goldman Sachs International	150,798	(91,503)	—	—	59,295
HSBC Bank PLC	16,909	(16,909)	—	—	—
J.P. Morgan Securities LLC	107,933	(107,933)	—	—	—
JPMorgan Chase Bank N.A	194,417	(176,666)	—	—	17,751
Morgan Stanley & Co. International PLC	994,055	(203,987)	—	(610,000)	180,068
Royal Bank of Scotland PLC	20,600	(1,736)	—	—	18,864
UBS AG	8,404	(7,191)	—	—	1,213

Total	$3,318,884	$(1,348,663)	—	$(1,280,000)	$690,221

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$194,973,739	$12,328,347	$207,302,086
Corporate Bonds[1]	—	1,004,443,191	—	1,004,443,191
Foreign Agency Obligations	—	4,705,318	—	4,705,318
Foreign Government Obligations	—	103,690,491	—	103,690,491
Non-Agency Mortgage-Backed Securities	—	136,426,158	1,160,867	137,587,025
Preferred Securities[1]	$3,241,509	15,851,947	—	19,093,456
Taxable Municipal Bonds	—	33,927,909	—	33,927,909
U.S. Government Sponsored Agency Securities	—	1,393,270,257	—	1,393,270,257
U.S. Treasury Obligations	—	1,269,938,224	—	1,269,938,224
Short-Term Securities	33,452,568	—	—	33,452,568
Options Purchased:
Foreign currency exchange contracts	—	600,132	—	600,132
Interest rate contracts	2,524,766	—	—	2,524,766
Liabilities:
Investments:
TBA Sale Commitments	—	(550,578,234)	—	(550,578,234)

Total	$39,218,843	$3,607,249,132	$13,489,214	$3,659,957,189

Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$460,211	—	$460,211
Foreign currency exchange contracts	—	682,105	—	682,105
Interest rate contracts	$2,054,593	696,443	—	2,751,036
Other contracts.	—	76,674	—	76,674
Liabilities:
Credit contracts	—	(305,991)	—	(305,991)
Foreign currency exchange contracts	—	(475,104)	—	(475,104)
Interest rate contracts	(411,348)	(1,723,337)	—	(2,134,685)

Total	$1,643,245	$(588,999)	—	$1,054,246

[1]	See above Schedule of Investments for values in each industry.

[2]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $598,785,905 are categorized as Level 2 within the disclosure hierarchy.

During the year ended September 30, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	39

Schedule of Investments (concluded)	BlackRock Core Bond Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Total
Assets:
Opening Balance, as of September 30, 2016	$56,161,814	$5,462,284	$21,004	$61,645,102
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(28,290,610)	(1,328,958)	—	(29,619,568)
Accrued discounts/premiums	8,567	6,402	(32)	14,937
Net realized gain (loss)	68,188	(31,112)	99	37,175
Net change in unrealized appreciation (depreciation)[1,2]	(39,612)	(118,950)	1,072	(157,490)
Purchases	12,325,000	543,114	—	12,868,114
Sales	(27,405,000)	(3,371,913)	(22,143)	(30,799,056)
Maturity	(500,000)	—	—	(500,000)

Closing Balance, as of September 30, 2017	$12,328,347	$1,160,867	—	$13,489,214

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017[2]	$3,347	$(108,137)	—	$(104,790)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017, is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Schedule of Investments September 30, 2017	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Adagio V CLO DAC, Series V-X, Class E, (3 mo. EURIBOR + 6.700%), 6.70%, 10/15/29 (a)	EUR	820	$992,288
AIMCO CLO, Series 2015-AA, Class E, (3 mo. LIBOR US + 7.820%), 9.12%, 1/15/28 (a)(b)	USD	1,000	1,015,676
Allegro CLO II Ltd., Series 2014-1A, Class CR, (3 mo. LIBOR US + 3.850%), 5.16%, 1/21/27 (a)(b)		4,200	4,455,647
ALM V Ltd., Series 2012-5A, Class DR, (3 mo. LIBOR US + 6.000%), 7.30%, 10/18/27 (a)(b)		8,500	8,499,688
ALM VI Ltd.:
Series 2012-6A, Class B1RR, (3 mo. LIBOR US + 2.050%), 3.35%, 7/15/26 (a)(b)		5,000	5,012,527
Series 2012-6A, Class CRR, (3 mo. LIBOR US + 3.200%), 4.50%, 7/15/26 (a)(b)		4,630	4,632,438
Series 2012-6A, Class DRR, (3 mo. LIBOR US + 5.450%), 6.75%, 7/15/26 (a)(b)		6,500	6,479,166
ALM VII Ltd.:
Series 2012-7A, Class BR, (3 mo. LIBOR US + 2.500%), 3.80%, 10/15/28 (a)(b)		7,000	7,023,979
Series 2012-7A, Class CR, (3 mo. LIBOR US + 3.850%), 5.15%, 10/15/28 (a)(b)		5,500	5,547,869
ALM VII R Ltd., Series 2013-7RA, Class BR, (3 mo. LIBOR US + 2.700%), 4.00%, 10/15/28 (a)(b)		1,000	1,009,651
ALM VII R-2 Ltd.:
Series 2013-7R2A, Class BR, (3 mo. LIBOR US + 2.750%), 4.05%, 10/15/27 (a)(b)		1,000	1,009,476
Series 2013-7R2A, Class CR, (3 mo. LIBOR US + 4.100%), 5.40%, 10/15/27 (a)(b)		1,000	1,007,806
ALM VIII Ltd., Series 2013-8A, Class CR, (3 mo. LIBOR US + 3.950%), 5.25%, 10/15/28 (a)(b)		2,750	2,768,151
ALM XII Ltd.:
Series 2015-12A, Class BR, (3 mo. LIBOR US + 2.050%), 3.35%, 4/16/27 (a)(b)		3,250	3,256,008
Series 2015-12A, Class C1R, (3 mo. LIBOR US + 3.200%), 4.50%, 4/16/27 (a)(b)		3,500	3,510,974
ALM XIV Ltd., Series 2014-14A, Class C, (3 mo. LIBOR US + 3.450%), 4.76%, 7/28/26 (a)(b)		2,650	2,663,252
ALM XVI Ltd./ALM XVI LLC:
Series 2015-16A, Class BR, (3 mo. LIBOR US + 2.050%), 3.35%, 7/15/27 (a)(b)		1,000	1,000,270
Series 2015-16A, Class C1R, (3 mo. LIBOR US + 3.200%), 4.50%, 7/15/27 (a)(b)		7,000	6,939,170
Series 2015-16A, Class D, (3 mo. LIBOR US + 5.350%), 6.65%, 7/15/27 (a)(b)		3,750	3,706,316
ALM XVIII Ltd., Series 2016-18A, Class D, (3 mo. LIBOR US + 7.600%), 8.90%, 7/15/27 (a)(b)		1,000	1,017,143
AMMC CLO 15 Ltd., Series 2014-15A, Class D, (3 mo. LIBOR US + 4.200%), 5.52%, 12/09/26 (a)(b)		2,500	2,538,737
AMMC CLO 16 Ltd., Series 2015-16A, Class DR, (3 mo. LIBOR US + 3.550%), 4.85%, 4/14/29 (a)(b)		2,500	2,507,503
AMMC CLO 18 Ltd., Series 2016-18A, Class D, (3 mo. LIBOR US + 5.000%), 6.32%, 5/26/28 (a)(b)		1,000	1,016,437
AMMC CLO 19 Ltd.:
Series 2016-19A, Class C, (3 mo. LIBOR US + 2.800%), 4.10%, 10/15/28 (a)(b)		838	846,441

Asset-Backed Securities		Par (000)	Value
Series 2016-19A, Class D, (3 mo. LIBOR US + 3.750%), 5.05%, 10/15/28 (a)(b)	USD	1,000	$996,910
AMMC CLO 20 Ltd., Series 2017-20A, Class E, (3 mo. LIBOR US + 5.810%), 7.11%, 4/17/29 (a)(b)		1,000	963,750
Anchorage Capital CLO 4 Ltd., Series 2014-4A, Class CR, (3 mo. LIBOR US + 3.400%), 4.71%, 7/28/26 (a)(b)		5,250	5,248,571
Anchorage Capital CLO 5 Ltd., Series 2014-5A, Class CR, (3 mo. LIBOR US + 2.200%), 3.50%, 10/15/26 (a)(b)		2,000	2,004,230
Anchorage Capital CLO 6 Ltd.:
Series 2015-6A, Class CR, (3 mo. LIBOR US + 2.400%), 3.70%, 7/15/30 (a)(b)		2,300	2,301,432
Series 2015-6A, Class DR, (3 mo. LIBOR US + 3.550%), 4.85%, 7/15/30 (a)(b)		3,250	3,260,681
Anchorage Capital CLO 7 Ltd.:
Series 2015-7A, Class C, (3 mo. LIBOR US + 3.050%), 4.35%, 10/15/27 (a)(b)		3,625	3,634,694
Series 2015-7A, Class D, (3 mo. LIBOR US + 3.650%), 4.95%, 10/15/27 (a)(b)		3,000	2,999,724
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class D, (3 mo. LIBOR US + 4.200%), 5.51%, 7/28/28 (a)(b)		1,500	1,512,236
Anchorage Capital CLO 9 Ltd.:
Series 2016-9A, Class D, (3 mo. LIBOR US + 4.000%), 5.30%, 1/15/29 (a)(b)		1,000	1,012,031
Series 2016-9A, Class E, (3 mo. LIBOR US + 7.250%), 8.55%, 1/15/29 (a)(b)		1,000	1,022,286
Anchorage Capital CLO Ltd.:
Series 2012-1A, Class DR, (3 mo. LIBOR US + 7.250%), 8.55%, 1/13/27 (a)(b)		1,000	1,009,361
Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.200%), 0.00%, 10/13/30 (a)(b)		1,250	1,250,000
Series 2014-3A, Class C, (3 mo. LIBOR US + 3.500%), 4.81%, 4/28/26 (a)(b)		1,000	999,763
Apidos CLO, Series 2015-20A, Class BR, (3 mo. LIBOR US + 2.600%), 3.90%, 1/16/27 (a)(b)		1,000	1,000,549
Apidos CLO XII, Series 2013-12A, Class D, (3 mo. LIBOR US + 3.050%), 4.35%, 4/15/25 (a)(b)		1,000	999,981
Apidos CLO XIX:
Series 2014-19A, Class CR, (3 mo. LIBOR US + 2.200%), 3.50%, 10/17/26 (a)(b)		1,000	1,001,468
Series 2014-19A, Class DR, (3 mo. LIBOR US + 3.400%), 4.70%, 10/17/26 (a)(b)		1,000	1,005,256
Apidos CLO XVI, Series 2013-16A, Class CR, (3 mo. LIBOR US + 3.000%), 4.31%, 1/19/25 (a)(b)(c)		3,500	3,508,750
Apidos CLO XVIII, Series 2014-18A, Class CR, (3 mo. LIBOR US + 3.250%), 4.56%, 7/22/26 (a)(b)		1,850	1,871,439
Apidos CLO XXI, Series 2015-21A, Class C, (3 mo. LIBOR US + 3.550%), 4.85%, 7/18/27 (a)(b)		1,000	1,003,426
Apidos CLO XXII, Series 2015-22A, Class D, (3 mo. LIBOR US + 6.000%), 7.31%, 10/20/27 (a)(b)		1,000	1,002,408
Apidos CLO XXIII, Series 2015-23A, Class D2, (3 mo. LIBOR US + 5.950%), 7.25%, 1/14/27 (a)(b)		2,000	2,022,818
Arbour CLO IV DAC, Series 4X, Class E, (3 mo. EURIBOR + 5.600%), 5.60%, 1/15/30 (a)	EUR	917	1,087,613
Ares CLO Ltd.:
Series 2015-4A, Class C, (3 mo. LIBOR US + 4.250%), 5.55%, 10/15/26 (a)(b)	USD	2,850	2,863,803

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	41

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2015-4A, Class D2, (3 mo. LIBOR US + 7.020%), 8.32%, 10/15/26 (a)(b)	USD	1,000	$1,008,145
Ares European CLO VIII BV, Series 8X, Class E, 6.35%, 2/17/30 (d)	EUR	700	845,669
Ares XLI CLO Ltd., Series 2016-41A, Class D, (3 mo. LIBOR US + 4.200%), 5.50%, 1/15/29 (a)(b)	USD	450	456,337
Ares XLIV CLO Ltd.:
Series 2017-44A, Class C, (3 mo. LIBOR US + 3.450%), 4.76%, 10/15/29 (a)(b)		1,000	1,004,078
Series 2017-44A, Class D, (3 mo. LIBOR US + 6.550%), 7.86%, 10/15/29 (a)(b)		1,000	981,947
Ares XXVII CLO Ltd., Series 2013-2A, Class DR, (3 mo. LIBOR US + 3.750%), 5.00%, 7/28/29 (a)(b)		1,000	1,009,747
Ares XXVIII CLO Ltd., Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.250%), 4.55%, 10/17/24 (a)(b)		1,650	1,654,683
Ares XXXII CLO Ltd.:
Series 2014-32A, Class BR, (3 mo. LIBOR US + 2.250%), 3.57%, 11/15/25 (a)(b)		2,000	2,010,657
Series 2014-32A, Class CR, (3 mo. LIBOR US + 3.450%), 4.77%, 11/15/25 (a)(b)		1,000	999,977
Ares XXXIII CLO Ltd.:
Series 2015-1A, Class B2R, (3 mo. LIBOR US + 2.800%), 4.12%, 12/05/25 (a)(b)		1,000	1,009,898
Series 2015-1A, Class CR, (3 mo. LIBOR US + 4.200%), 5.52%, 12/05/25 (a)(b)		4,750	4,820,063
Ares XXXIX CLO Ltd., Series 2016-39A, Class E, (3 mo. LIBOR US + 7.250%), 8.55%, 7/18/28 (a)(b)		2,500	2,512,775
Ares XXXVII CLO Ltd., Series 2015-4A, Class D1, (3 mo. LIBOR US + 6.800%), 8.10%, 10/15/26 (a)(b)		3,000	3,029,295
Arrowpoint CLO Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 4.680%), 6.00%, 11/15/28 (a)(b)		800	810,543
Atlas Senior Loan Fund II Ltd., Series 2012-2A, Class DR, (3 mo. LIBOR US + 3.900%), 5.21%, 1/30/24 (a)(b)		2,000	2,009,669
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A3LR, (3 mo. LIBOR US + 1.950%), 3.27%, 2/17/26 (a)(b)		1,900	1,900,792
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class DR, (3 mo. LIBOR US + 3.600%), 4.90%, 10/15/26 (a)(b)		750	751,516
Atlas Senior Loan Fund VII Ltd., Series 2016-7A, Class D, (3 mo. LIBOR US + 3.900%), 5.22%, 11/30/28 (a)(b)		1,250	1,255,951
Atrium VIII:
Series 8A, Class DR, (3 mo. LIBOR US + 4.000%), 5.31%, 10/23/24 (a)(b)		1,450	1,461,366
Series 8A, Class ER, (3 mo. LIBOR US + 7.250%), 8.56%, 10/23/24 (a)(b)		1,750	1,770,172
Series 8A, Class SUB, 0.00%, 10/23/24 (b)(d)		11,500	7,992,017
Atrium X, Series 10A, Class DR, (3 mo. LIBOR US + 3.000%), 4.30%, 7/16/25 (a)(b)		2,000	1,999,147
Atrium XII:
Series 12A, Class C, (3 mo. LIBOR US + 3.050%), 4.36%, 10/22/26 (a)(b)		1,250	1,254,098
Series 12A, Class D, (3 mo. LIBOR US + 3.900%), 5.21%, 10/22/26 (a)(b)		4,500	4,510,478

Asset-Backed Securities		Par (000)	Value
Aurium CLO III DAC, Series 3X, Class E, 4.90%, 4/15/30 (d)	EUR	250	$289,859
Avery Point IV CLO Ltd., Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.350%), 3.66%, 4/25/26 (a)(b)	USD	1,000	1,006,295
Avoca CLO XVII DAC, Series 17X, Class E, (3 mo. EURIBOR + 5.950%), 5.95%, 1/15/30 (a)	EUR	1,279	1,516,846
Babson CLO Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 6.550%), 7.86%, 4/23/27 (a)(b)	USD	1,100	1,108,203
Ballyrock CLO Ltd., Series 2016-1A, Class C, (3 mo. LIBOR US + 2.700%), 4.00%, 10/15/28 (a)(b)		2,750	2,750,663
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class CR, (3 mo. LIBOR US + 3.450%), 4.69%, 10/18/29 (a)(b)(c)		3,250	3,250,000
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class C, (3 mo. LIBOR US + 3.900%), 5.21%, 1/20/28 (a)(b)		3,500	3,503,943
Benefit Street Partners CLO XII Ltd.:
Series 2017-12A, Class C, (3 mo. LIBOR US + 3.050%), 0.00%, 10/15/30 (a)(b)		2,000	2,000,000
Series 2017-12A, Class D, (3 mo. LIBOR US + 6.410%), 0.00%, 10/15/30 (a)(b)		2,000	1,955,000
Betony CLO Ltd.:
Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.850%), 4.15%, 4/15/27 (a)(b)		1,000	1,001,092
Series 2015-1A, Class D, (3 mo. LIBOR US + 3.600%), 4.90%, 4/15/27 (a)(b)		3,000	2,994,371
Birchwood Park CLO Ltd., Series 2014-1A, Class D1, (3 mo. LIBOR US + 3.450%), 4.75%, 7/15/26 (a)(b)		1,000	1,004,970
BlueMountain CLO Ltd.:
Series 2013-4A, Class DR, (3 mo. LIBOR US + 3.150%), 4.45%, 4/15/25 (a)(b)		1,000	999,980
Series 2015-1A, Class C, (3 mo. LIBOR US + 3.750%), 5.05%, 4/13/27 (a)(b)		1,250	1,261,092
Series 2015-4A, Class D2, (3 mo. LIBOR US + 4.050%), 5.36%, 1/20/27 (a)(b)		1,500	1,513,764
Series 2016-3A, Class E, (3 mo. LIBOR US + 6.850%), 8.17%, 11/15/27 (a)(b)		1,000	1,009,741
BlueMountain EUR CLO DAC, Series 2016-1X, Class E, (3 mo. EURIBOR + 6.600%), 6.60%, 4/25/30 (a)	EUR	1,550	1,859,295
BlueMountain Fuji EUR CLO II DAC, Series 2017-2X, Class E, (3 mo. EURIBOR + 5.450%), 5.45%, 7/15/30 (a)		847	969,257
Bristol Park CLO Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.250%), 8.55%, 4/15/29 (a)(b)	USD	1,000	1,013,804
Burnham Park CLO Ltd.:
Series 2016-1A, Class D, (3 mo. LIBOR US + 3.850%), 5.16%, 10/20/29 (a)(b)		1,250	1,264,381
Series 2016-1A, Class E, (3 mo. LIBOR US + 6.850%), 8.16%, 10/20/29 (a)(b)		1,000	1,009,906
Cadogan Square CLO IX DAC, Series 9X, Class ENE, 4.90%, 7/15/30 (d)	EUR	551	638,997
Cadogan Square CLO VII BV, Series 7X, Class E, (3 mo. EURIBOR + 6.000%), 6.00%, 5/25/29 (a)		2,600	3,111,202
Canyon Capital CLO Ltd.:
Series 2016-1A, Class E, (3 mo. LIBOR US + 7.500%), 8.80%, 4/15/28 (a)(b)	USD	1,000	1,000,877
Series 2016-2A, Class E, (3 mo. LIBOR US + 6.750%), 8.05%, 10/15/28 (a)(b)		1,000	990,474

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A, Class A1R, (3 mo. LIBOR US + 1.450%), 2.75%, 10/14/28 (a)(b)	USD	6,500	$6,569,238
Series 2012-3A, Class BR, (3 mo. LIBOR US + 2.500%), 3.80%, 10/14/28 (a)(b)		3,000	3,009,876
Series 2012-4A, Class C1R, (3 mo. LIBOR US + 2.600%), 3.91%, 1/20/29 (a)(b)		3,650	3,672,882
Series 2012-4A, Class DR, (3 mo. LIBOR US + 4.100%), 5.41%, 1/20/29 (a)(b)		1,000	1,011,781
Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.350%), 4.66%, 8/14/30 (a)(b)		2,000	2,004,064
Series 2013-2A, Class D, (3 mo. LIBOR US + 3.750%), 5.05%, 4/18/25 (a)(b)		2,250	2,254,567
Series 2013-3A, Class B, (3 mo. LIBOR US + 2.650%), 3.95%, 7/15/25 (a)(b)		750	750,079
Series 2013-3A, Class C, (3 mo. LIBOR US + 3.400%), 4.70%, 7/15/25 (a)(b)		1,000	1,000,115
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.750%), 4.05%, 4/17/25 (a)(b)		1,500	1,506,520
Series 2014-3A, Class C1R, (3 mo. LIBOR US + 3.270%), 4.59%, 7/27/26 (a)(b)		1,000	1,011,506
Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.000%), 3.31%, 4/20/27 (a)(b)		1,250	1,252,444
Series 2015-1A, Class DR, (3 mo. LIBOR US + 3.000%), 4.31%, 4/20/27 (a)(b)		3,500	3,505,883
Series 2015-1A, Class E1, (3 mo. LIBOR US + 5.300%), 6.61%, 4/20/27 (a)(b)		3,750	3,703,973
Series 2015-2A, Class C, (3 mo. LIBOR US + 3.750%), 5.07%, 4/27/27 (a)(b)		1,250	1,252,791
Series 2015-2A, Class D, (3 mo. LIBOR US + 5.300%), 6.62%, 4/27/27 (a)(b)		1,500	1,483,594
Series 2015-3A, Class D, (3 mo. LIBOR US + 5.700%), 7.01%, 7/28/28 (a)(b)		825	829,437
Series 2015-4A, Class D, (3 mo. LIBOR US + 6.100%), 7.41%, 10/20/27 (a)(b)		1,200	1,220,687
Series 2015-4A, Class SBB1, (3 mo. LIBOR US + 8.500%), 9.81%, 10/20/27 (a)(b)		3,197	3,223,004
Series 2016-1A, Class C, (3 mo. LIBOR US + 4.900%), 6.21%, 4/20/27 (a)(b)		2,000	2,028,892
Series 2016-1A, Class D, (3 mo. LIBOR US + 7.600%), 8.91%, 4/20/27 (a)(b)		2,000	2,039,630
Series 2016-3A, Class C, (3 mo. LIBOR US + 4.000%), 5.31%, 10/20/29 (a)(b)		1,000	1,010,594
Carlyle Global Market Strategies Euro CLO DAC:
Series 2015-3X, Class D, (3 mo. EURIBOR + 5.550%), 5.55%, 1/15/29 (a)	EUR	1,600	1,899,986
Series 2016-1X, Class D, (3 mo. EURIBOR + 6.500%), 6.50%, 5/17/29 (a)		1,200	1,438,427
Catskill Park CLO Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 3.700%), 4.78%, 4/20/29 (a)(b)	USD	2,500	2,514,520
CBAM Ltd., Series 2017-3A, Class E1, (3 mo. LIBOR US + 6.500%), 7.87%, 10/17/29 (a)(b)		1,000	1,000,000
Cedar Funding IV CLO Ltd., Series 2014-4A, Class DR, (3 mo. LIBOR US + 3.650%), 4.96%, 7/23/30 (a)(b)		3,000	3,010,662
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1, (3 mo. LIBOR US + 1.610%), 2.91%, 7/17/28 (a)(b)		3,000	3,016,839
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class D, (3 mo. LIBOR US + 3.250%), 4.62%, 10/17/30 (a)(b)		3,695	3,696,717
Cent CLO 24 Ltd., Series 2015-24A, Class D2, (3 mo. LIBOR US + 6.780%), 8.08%, 10/15/26 (a)(b)		1,000	1,014,349

Asset-Backed Securities		Par (000)	Value
CIFC Funding Ltd.:
Series 2012-3A, Class A3R, (3 mo. LIBOR US + 2.700%), 4.01%, 1/29/25 (a)(b)	USD	2,250	$2,250,654
Series 2012-3A, Class B1R, (3 mo. LIBOR US + 4.000%), 5.31%, 1/29/25 (a)(b)		2,000	2,009,066
Series 2013-2A, Class B1L, (3 mo. LIBOR US + 3.600%), 4.90%, 4/21/25 (a)(b)		1,000	1,000,035
Series 2013-2AR, Class A3LR, 0.00%, 10/26/29 (b)(d)		2,000	2,000,000
Series 2013-2AR, Class B2LR, 0.00%, 10/26/29 (b)(d)		1,000	975,000
Series 2014-2A, Class A3LR, (3 mo. LIBOR US + 2.250%), 3.57%, 5/24/26 (a)(b)		2,545	2,548,146
Series 2014-3A, Class C1R, (3 mo. LIBOR US + 1.900%), 3.21%, 7/22/26 (a)(b)		3,000	3,010,629
Series 2014-3A, Class DR, (3 mo. LIBOR US + 3.150%), 4.46%, 7/22/26 (a)(b)		2,000	2,000,940
Series 2014-5A, Class A1R, (3 mo. LIBOR US + 1.400%), 2.70%, 1/17/27 (a)(b)		4,750	4,773,828
Series 2014-5A, Class CR, (3 mo. LIBOR US + 2.700%), 4.00%, 1/17/27 (a)(b)		1,000	1,004,866
Series 2015-1A, Class D, (3 mo. LIBOR US + 4.000%), 5.31%, 1/22/27 (a)(b)		2,300	2,316,542
Series 2015-2A, Class D, (3 mo. LIBOR US + 3.650%), 4.95%, 4/15/27 (a)(b)		1,750	1,754,140
Series 2015-3A, Class E, (3 mo. LIBOR US + 6.050%), 7.36%, 10/19/27 (a)(b)		3,000	2,998,252
Series 2015-4A, Class C1, (3 mo. LIBOR US + 3.800%), 5.11%, 10/20/27 (a)(b)		1,750	1,763,809
Series 2015-5A, Class D, (3 mo. LIBOR US + 6.300%), 7.61%, 10/25/27 (a)(b)		1,000	999,393
Series 2017-1A, Class D, (3 mo. LIBOR US + 3.500%), 4.81%, 4/23/29 (a)(b)		1,500	1,505,054
Cole Park CLO Ltd., Series 2015-1A, Class E, (3 mo. LIBOR US + 6.100%), 7.41%, 10/20/28 (a)(b)		1,000	1,004,346
CVC Cordatus Loan Fund VIII DAC, Series 8X, Class E, (3 mo. EURIBOR + 5.700%), 5.70%, 4/23/30 (a)	EUR	1,600	1,926,905
Dewolf Park CLO Ltd.:
Series 2017-1A, Class C, (3 mo. LIBOR US + 2.150%), 3.40%, 10/15/30 (a)(b)	USD	1,000	1,000,556
Series 2017-1A, Class E, (3 mo. LIBOR US + 6.200%), 7.45%, 10/15/30 (a)(b)		1,000	981,136
Dryden 25 Senior Loan Fund, Series 2012-25A, Class CR, (3 mo. LIBOR US + 2.500%), 3.80%, 1/15/25 (a)(b)		1,250	1,250,100
Dryden 31 Senior Loan Fund, Series 2014-31A, Class DR, (3 mo. LIBOR US + 3.350%), 4.65%, 4/18/26 (a)(b)		1,500	1,507,919
Dryden 36 Senior Loan Fund, Series 2014-36A, Class DR, (3 mo. LIBOR US + 4.240%), 5.54%, 1/15/28 (a)(b)		1,000	1,014,449
Dryden 43 Senior Loan Fund, Series 2016-43A, Class E, (3 mo. LIBOR US + 7.250%), 8.56%, 7/20/29 (a)(b)		1,000	1,005,238
Dryden 49 Senior Loan Fund, Series 2017-49A, Class D, (3 mo. LIBOR US + 3.650%), 4.98%, 7/18/30 (a)(b)		1,000	1,006,872
Dryden 50 Senior Loan Fund:
Series 2017-50A, Class C, (3 mo. LIBOR US + 2.250%), 3.51%, 7/15/30 (a)(b)		3,000	3,001,053
Series 2017-50A, Class E, (3 mo. LIBOR US + 6.260%), 7.52%, 7/15/30 (a)(b)		1,000	991,134
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, 6.30%, 11/10/30 (d)		700	842,435

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	43

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class SUBR, 0.00%, 4/20/23 (b)(c)(d)	USD	3,580	$930,852
Galaxy XIV CLO Ltd., Series 2012-14A, Class DR, (3 mo. LIBOR US + 4.300%), 5.62%, 11/15/26 (a)(b)		2,150	2,159,824
Gilbert Park CLO Ltd., Series 17-1A, Class E, (3 mo. LIBOR US + 6.400%), 0.00%, 10/15/30 (b)(d)		1,500	1,500,000
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class D, (3 mo. LIBOR US + 3.300%), 4.61%, 4/25/25 (a)(b)		1,500	1,500,876
Goldentree Loan Opportunities VIII Ltd., Series 2014-8A, Class DR, (3 mo. LIBOR US + 3.350%), 4.66%, 4/19/26 (a)(b)		1,000	999,737
GoldenTree Loan Opportunities XI Ltd.:
Series 2015-11A, Class D, (3 mo. LIBOR US + 3.700%), 5.00%, 4/18/27 (a)(b)		3,750	3,748,552
Series 2015-11A, Class E, (3 mo. LIBOR US + 5.550%), 6.85%, 4/18/27 (a)(b)		1,475	1,480,533
Greywolf CLO V Ltd., Series 2015-1A, Class C, (3 mo. LIBOR US + 3.800%), 5.11%, 4/25/27 (a)(b)		2,000	1,990,349
Grippen Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.300%), 4.55%, 1/20/30 (a)(b)		1,500	1,500,326
Harvest CLO XVI DAC, Series 16X, Class E, (3 mo. EURIBOR + 6.400%), 6.40%, 10/15/29 (a)	EUR	1,125	1,341,638
Highbridge Loan Management Ltd.:
Series 5A-2015, Class C1R, (3 mo. LIBOR US + 2.100%), 3.41%, 1/29/26 (a)(b)	USD	4,250	4,260,497
Series 5A-2015, Class C2R, (3 mo. LIBOR US + 2.100%), 3.41%, 1/29/26 (a)(b)		1,000	1,002,470
Series 5A-2015, Class D1R, (3 mo. LIBOR US + 3.300%), 4.61%, 1/29/26 (a)(b)		4,000	4,001,980
Series 6A-2015, Class D, (3 mo. LIBOR US + 3.650%), 4.96%, 5/05/27 (a)(b)		2,500	2,502,592
Series 6A-2015, Class E1, (3 mo. LIBOR US + 5.450%), 6.76%, 5/05/27 (a)(b)		2,000	1,944,370
Series 7A-2015, Class E, (3 mo. LIBOR US + 5.750%), 7.07%, 11/15/26 (a)(b)		1,000	998,273
Series 8A-2016, Class D, (3 mo. LIBOR US + 4.850%), 6.16%, 4/20/27 (a)(b)		1,500	1,526,681
Series 8A-2016, Class E, (3 mo. LIBOR US + 7.900%), 9.21%, 4/20/27 (a)(b)		1,000	1,016,616
HPS Loan Management Ltd., Series 9A-2016, Class D2, (3 mo. LIBOR US + 6.450%), 7.76%, 7/19/27 (a)(b)		1,000	1,005,490
Jamestown CLO IV Ltd., Series 2014-4A, Class SUB, 0.00%, 7/15/26 (b)(d)		2,000	803,128
LCM XV LP, Series 15A, Class CR, (3 mo. LIBOR US + 2.400%), 3.59%, 7/20/30 (a)(b)		1,000	1,008,208
LCM XVIII LP:
Series 18A, Class D, (3 mo. LIBOR US + 3.800%), 5.11%, 4/20/27 (a)(b)		3,250	3,262,769
Series 18A, Class INC, 0.00%, 4/20/27 (b)(d)		2,565	1,675,372
Madison Park Funding X Ltd.:
Series 2012-10A, Class DR, (3 mo. LIBOR US + 4.200%), 5.51%, 1/20/29 (a)(b)		5,000	5,083,473
Series 2012-10A, Class ER, (3 mo. LIBOR US + 7.620%), 8.93%, 1/20/29 (a)(b)		2,000	2,054,619
Madison Park Funding XIV Ltd., Series 2014-14A, Class DR, (3 mo. LIBOR US + 3.250%), 4.56%, 7/20/26 (a)(b)		4,221	4,220,900
Madison Park Funding XIX Ltd., Series 2015-19A, Class D, (3 mo. LIBOR US + 6.450%), 7.76%, 1/22/28 (a)(b)		1,000	1,014,757

Asset-Backed Securities		Par (000)	Value
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.200%), 3.52%, 1/27/26 (a)(b)	USD	1,000	$1,001,552
Madison Park Funding XVI Ltd.:
Series 2015-16A, Class C, (3 mo. LIBOR US + 3.700%), 5.01%, 4/20/26 (a)(b)		1,500	1,508,931
Series 2015-16A, Class D, (3 mo. LIBOR US + 5.500%), 6.81%, 4/20/26 (a)(b)		1,000	999,399
Mill Creek CLO Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.750%), 9.06%, 4/20/28 (a)(b)		1,000	1,003,645
MP CLO VI Ltd.:
Series 2014-2A, Class CR, (3 mo. LIBOR US + 2.250%), 3.55%, 1/15/27 (a)(b)		1,000	997,078
Series 2014-2A, Class DR, (3 mo. LIBOR US + 3.500%), 4.80%, 1/15/27 (a)(b)		3,000	2,982,811
MP CLO VII Ltd., Series 2015-1A, Class D, (3 mo. LIBOR US + 3.650%), 4.95%, 4/18/27 (a)(b)		2,750	2,733,035
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, (3 mo. LIBOR US + 3.650%), 4.96%, 4/22/29 (a)(b)		1,500	1,507,194
Neuberger Berman CLO XVIII Ltd.:
Series 2014-18A, Class BR, (3 mo. LIBOR US + 2.550%), 3.86%, 11/14/27 (a)(b)		1,500	1,508,484
Series 2014-18A, Class CR, (3 mo. LIBOR US + 4.250%), 5.56%, 11/14/27 (a)(b)		3,250	3,281,021
Series 2014-18A, Class DR, (3 mo. LIBOR US + 7.750%), 9.06%, 11/14/27 (a)(b)		1,000	1,015,818
Neuberger Berman CLO XX Ltd.:
Series 2015-20A, Class D, (3 mo. LIBOR US + 3.950%), 5.25%, 1/15/28 (a)(b)		1,000	1,004,404
Series 2015-20A, Class E, (3 mo. LIBOR US + 6.450%), 7.75%, 1/15/28 (a)(b)		3,875	3,881,305
Neuberger Berman CLO XXI Ltd., Series 2016-21A, Class E, (3 mo. LIBOR US + 7.000%), 8.31%, 4/20/27 (a)(b)		1,000	1,002,028
Neuberger Berman CLO XXII Ltd.:
Series 2016-22A, Class D, (3 mo. LIBOR US + 3.850%), 5.15%, 10/17/27 (a)(b)		3,750	3,747,893
Series 2016-22A, Class E, (3 mo. LIBOR US + 6.750%), 8.05%, 10/17/27 (a)(b)		3,000	3,016,879
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class E, (3 mo. LIBOR US + 6.580%), 7.88%, 10/17/27 (a)(b)		2,250	2,248,495
Oak Hill Credit Partners XI Ltd., Series 2015-11A, Class E, (3 mo. LIBOR US + 6.700%), 8.01%, 10/20/28 (a)(b)		2,250	2,254,817
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class D1, (3 mo. LIBOR US + 4.200%), 5.51%, 1/23/27 (a)(b)		1,950	1,965,725
OCP CLO Ltd.:
Series 2012-2A, Class DR, (3 mo. LIBOR US + 4.470%), 5.78%, 11/22/25 (a)(b)		1,000	1,011,775
Series 2014-7A, Class A1A, (3 mo. LIBOR US + 1.600%), 2.91%, 10/20/26 (a)(b)		1,000	1,000,048
OCP Euro DAC, Series 2017-1X, Class E, (3 mo. EURIBOR + 5.350%), 5.35%, 6/18/30 (a)	EUR	1,700	1,987,138
Octagon Investment Partners 22 Ltd., Series 2014-1A, Class D1R, (3 mo. LIBOR US + 3.300%), 4.61%, 11/25/25 (a)(b)	USD	1,750	1,751,719

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Octagon Investment Partners 26 Ltd.:
Series 2016-1A, Class D, (3 mo. LIBOR US + 4.950%), 6.25%, 4/15/27 (a)(b)	USD	1,000	$1,014,802
Series 2016-1A, Class E, (3 mo. LIBOR US + 7.850%), 9.15%, 4/15/27 (a)(b)		2,500	2,549,321
Octagon Investment Partners 27 Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.100%), 8.40%, 7/15/27 (a)(b)		1,500	1,511,681
Octagon Investment Partners 32 Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 6.200%), 7.51%, 7/15/29 (a)(b)		2,500	2,440,597
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.680%), 2.99%, 10/25/25 (a)(b)		3,500	3,506,236
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 7/18/25 (b)		1,500	1,500,387
OZLM Funding IV Ltd., Series 2013-4A, Class BR, (3 mo. LIBOR US + 2.200%), 3.51%, 10/22/30 (a)(b)(c)		3,000	3,000,000
OZLM Funding Ltd., Series 2012-1A, Class CR2, (3 mo. LIBOR US + 3.600%), 4.91%, 7/23/29 (a)(b)		1,000	1,001,270
OZLM IX Ltd., Series 2014-9A, Class CR, (3 mo. LIBOR US + 3.550%), 4.86%, 1/20/27 (a)(b)		2,000	2,002,265
OZLM XI Ltd.:
Series 2015-11A, Class BR, (3 mo. LIBOR US + 2.300%), 3.61%, 10/30/30 (a)(b)		4,000	4,010,707
Series 2015-11A, Class CR, (3 mo. LIBOR US + 3.600%), 4.91%, 10/30/30 (a)(b)		5,750	5,792,706
OZLM XII Ltd., Series 2015-12A, Class B, (3 mo. LIBOR US + 2.900%), 4.21%, 4/30/27 (a)(b)		1,500	1,517,303
OZLM XIII Ltd., Series 2015-13A, Class C, (3 mo. LIBOR US + 4.500%), 5.81%, 7/30/27 (a)(b)		1,500	1,520,809
OZLM XIV Ltd., Series 2015-14A, Class C, (3 mo. LIBOR US + 4.350%), 5.65%, 1/15/29 (a)(b)		3,000	3,022,728
OZLME BV, Series 1X, Class E, (3 mo. EURIBOR + 6.450%), 6.45%, 1/18/30 (a)	EUR	990	1,197,252
OZLME II DAC, Series 2X, Class E, 4.90%, 10/15/30	USD	807	920,882
Palmer Square CLO Ltd.:
Series 2013-2A, Class CR, (3 mo. LIBOR US + 3.600%), 4.90%, 10/17/27 (a)(b)		1,000	1,004,957
Series 2014-1A, Class CR, (3 mo. LIBOR US + 4.000%), 5.30%, 1/17/27 (a)(b)		1,825	1,837,932
Series 2015-1A, Class BR, (3 mo. LIBOR US + 2.550%), 3.87%, 5/21/29 (a)(b)		1,500	1,510,542
Series 2015-1A, Class CR, (3 mo. LIBOR US + 3.500%), 4.82%, 5/21/29 (a)(b)		1,000	995,440
Pinnacle Park CLO Ltd., Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.650%), 3.95%, 4/15/26 (a)(b)		1,000	1,000,454
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, (3 mo. LIBOR US + 1.210%), 2.51%, 10/15/30 (a)(b)(c)		1,000	1,000,000
Recette CLO Ltd.:
Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.700%), 0.00%, 10/20/27 (a)(b)		2,500	2,500,000
Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.750%), 0.00%, 10/20/27 (a)(b)		2,000	2,000,000

Asset-Backed Securities		Par (000)	Value
Regatta IV Funding Ltd., Series 2014-1AR, Class CR, (3 mo. LIBOR US + 2.000%), 3.31%, 7/25/26 (a)(b)	USD	2,000	$2,000,736
Seneca Park CLO Ltd., Series 2014-1A, Class SUB, 0.00%, 7/17/26 (b)(d)		2,500	1,257,550
Sound Point CLO III Ltd., Series 2013-2A, Class DR, (3 mo. LIBOR US + 3.350%), 4.65%, 7/15/25 (a)(b)		3,250	3,249,929
Sound Point CLO IV Ltd.:
Series 2013-3A, Class CR, (3 mo. LIBOR US + 2.250%), 3.56%, 1/21/26 (a)(b)		1,500	1,503,760
Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.400%), 4.71%, 1/21/26 (a)(b)		4,750	4,752,015
Sound Point CLO IX Ltd., Series 2015-2A, Class D, (3 mo. LIBOR US + 3.550%), 4.86%, 7/20/27 (a)(b)		2,000	1,999,974
Sound Point CLO XII Ltd., Series 2016-2A, Class D, (3 mo. LIBOR US + 4.250%), 5.56%, 10/20/28 (a)(b)		1,000	1,013,047
Sound Point CLO XV Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 5.960%), 7.27%, 1/23/29 (a)(b)		1,000	983,905
Symphony CLO XII Ltd., Series 2013-12A, Class DR, (3 mo. LIBOR US + 3.250%), 4.55%, 10/15/25 (a)(b)		3,000	3,000,541
Symphony CLO XVI Ltd., Series 2015-16A, Class E, (3 mo. LIBOR US + 5.450%), 6.75%, 7/15/28 (a)(b)		1,000	988,100
Symphony CLO XVII Ltd., Series 2016-17A, Class D, (3 mo. LIBOR US + 4.800%), 6.10%, 4/15/28 (a)(b)		750	761,745
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, (3 mo. LIBOR US + 4.000%), 5.31%, 1/23/28 (a)(b)		1,000	1,011,765
THL Credit Wind River CLO Ltd., Series 2014-3A, Class DR, (3 mo. LIBOR US + 3.350%), 4.66%, 1/22/27 (a)(b)		1,000	1,000,499
TICP CLO I Ltd., Series 2015-1A, Class C, (3 mo. LIBOR US + 3.000%), 4.31%, 7/20/27 (a)(b)		1,500	1,501,409
Treman Park CLO Ltd., Series 2015-1A, Class D, (3 mo. LIBOR US + 3.860%), 5.17%, 4/20/27 (a)(b)		1,800	1,804,068
Venture XX CLO Ltd., Series 2015-20A, Class C, (3 mo. LIBOR US + 3.150%), 4.45%, 4/15/27 (a)(b)		2,250	2,251,828
Venture XXVI CLO Ltd., Series 2017-26A, Class D, (3 mo. LIBOR US + 4.250%), 5.56%, 1/20/29 (a)(b)		3,300	3,359,354
Vibrant CLO III Ltd., Series 2015-3A, Class BR, (3 mo. LIBOR US + 2.950%), 4.26%, 4/20/26 (a)(b)		1,000	1,000,979
Voya CLO Ltd.:
Series 2013-2A, Class C, (3 mo. LIBOR US + 3.500%), 4.81%, 4/25/25 (a)(b)		1,000	1,003,992
Series 2016-3A, Class C, (3 mo. LIBOR US + 3.850%), 5.15%, 10/18/27 (a)(b)		2,000	2,022,503
Series 2016-3A, Class D, (3 mo. LIBOR US + 6.850%), 8.15%, 10/18/27 (a)(b)		1,000	1,022,018
Series 2016-4A, Class E2, (3 mo. LIBOR US + 6.650%), 7.96%, 7/20/29 (a)(b)		1,000	1,015,623
Westcott Park CLO Ltd.:
Series 2016-1A, Class D, (3 mo. LIBOR US + 4.350%), 5.66%, 7/20/28 (a)(b)		1,250	1,267,349
Series 2016-1A, Class E, (3 mo. LIBOR US + 7.200%), 8.51%, 7/20/28 (a)(b)		1,000	1,016,716
York CLO 1 Ltd., Series 2014-1A, Class DR, (3 mo. LIBOR US + 3.400%), 4.71%, 1/22/27 (a)(b)		2,500	2,479,413

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	45

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Asset-Backed Securities		Par (000)	Value
York CLO 2 Ltd., Series 2015-1A, Class E, (3 mo. LIBOR US + 6.250%), 7.56%, 10/22/27 (a)(b)	USD	2,000	$1,995,125
York CLO-3 Ltd.:
Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.600%), 4.91%, 10/20/29 (a)(b)		3,000	3,012,531
Series 2016-1A, Class ER, (3 mo. LIBOR US + 6.400%), 7.71%, 10/20/29 (a)(b)		2,250	2,193,349
Total Asset-Backed Securities — 2.9%			517,272,549

Common Stocks		Shares
Auto Components — 0.1%
Lear Corp.		1,538	266,197
UCI International, Inc. (c)(e)		1,260,653	21,847,116

			22,113,313
Capital Markets — 0.0%
Freedom Pay, Inc. (c)(e)		314,534	3
Chemicals — 0.0%
Advanced Emissions Solutions, Inc.		310,220	3,403,113
Diversified Financial Services — 0.0%
Adelphia Recovery Trust, Series ACC-1 INT		1,108,793	554
Adelphia Recovery Trust, Series Arahova INT		242,876	24
Adelphia Recovery Trust, Series Frontiervision INT		131,748	132
Concrete Investment I SCA (c)(e)		165,000	4,290,273
Concrete Investment I SCA — Stapled (c)(e)(f)		165,000	2
Concrete Investment II SCA — Stapled (c)(e)(f)		34,464	—

			4,290,985
Hotels, Restaurants & Leisure — 0.4%
Stars Group, Inc. (e)		3,039,909	62,125,970
Media — 0.1%
Altice USA, Inc., Class A (e)		427,794	11,683,054
Metals & Mining — 0.1%
Teck Resources Ltd., Class B (g)		451,420	9,520,448
Oil, Gas & Consumable Fuels — 0.1%
Halcon Resources Corp. (e)		1,764,470	11,998,396
Laricina Energy Ltd. (c)(e)(h)		376,471	3
Osum Oil Sands Corp. (c)(e)(h)		1,600,000	3,398,117
Peninsula Energy Ltd. (e)(v)		13,944,024	3,828,192

			19,224,708
Real Estate Management & Development — 0.0%
Aroundtown SA		157,732	1,127,856
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (e)		1,381	10,068
Software — 0.0%
kCAD Holdings I Ltd. (c)(e)		4,067,849,248	8,054,342
Transportation Infrastructure — 0.1%
Gener8 Maritime, Inc. (e)		4,104,897	18,513,085
Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc. (e)		609,245	37,566,047
Total Common Stocks — 1.1%			197,632,992

Corporate Bonds		Par (000)	Value
Aerospace & Defense — 2.0%
Arconic, Inc.:
6.15%, 8/15/20	USD	12,040	$13,150,621
5.13%, 10/01/24		39,202	41,714,848
5.90%, 2/01/27		8,188	9,035,458
6.75%, 1/15/28		9,604	11,140,640
5.95%, 2/01/37		6,335	6,717,868
Bombardier, Inc.:
8.75%, 12/01/21 (b)		41,660	44,659,520
6.00%, 10/15/22 (b)		3,042	2,943,135
6.13%, 1/15/23 (b)		17,707	17,166,937
7.50%, 3/15/25 (b)		43,310	43,284,014
Engility Corp., 8.88%, 9/01/24		15,759	17,295,503
KLX, Inc., 5.88%, 12/01/22 (b)		41,645	43,631,467
Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19		5,340	5,466,825
Meccanica Holdings USA, Inc., 6.25%, 1/15/40 (b)		1,600	1,808,000
TA MFG. Ltd., 3.63%, 4/15/23	EUR	800	975,274
TransDigm, Inc.:
6.00%, 7/15/22	USD	42,776	44,380,100
6.50%, 7/15/24		23,540	24,305,050
6.50%, 5/15/25		12,682	13,062,460
6.38%, 6/15/26		3,782	3,874,205

			344,611,925
Air Freight & Logistics — 0.1%
WFS Global Holding SAS, 9.50%, 7/15/22	EUR	4,098	5,276,544
XPO Logistics, Inc.:
5.75%, 6/15/21		2,841	3,482,601
6.50%, 6/15/22 (b)	USD	13,123	13,779,150
6.13%, 9/01/23 (b)		1,319	1,376,706

			23,915,001
Airlines — 0.1%
Air Medical Group Holdings, Inc., 6.38%, 5/15/23 (b)		4,511	4,341,837
Virgin Australia Trust, Series 2013-1C, 7.13%, 10/23/18 (b)		10,620	10,860,286

			15,202,123
Auto Components — 0.5%
Adient Global Holdings Ltd., 3.50%, 8/15/24	EUR	2,075	2,538,264
Faurecia, 3.63%, 6/15/23		3,257	4,061,145
Gestamp Funding Luxembourg SA, 3.50%, 5/15/23		1,403	1,734,888
Grupo-Antolin Irausa SA, 3.25%, 4/30/24		2,740	3,327,444
HP Pelzer Holding GmbH, 4.13%, 4/01/24		2,478	3,018,937
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.00%, 8/01/20	USD	6,922	7,143,158
6.25%, 2/01/22		11,847	12,350,497
6.75%, 2/01/24		15,725	16,589,875
IHO Verwaltungs GmbH:
2.75% (2.75% Cash or 3.50% PIK), 9/15/21 (i)	EUR	4,800	5,829,098
4.13% (4.13% Cash or 4.88% PIK), 9/15/21 (b)(i)	USD	7,074	7,197,795
3.25% (3.25% Cash or 4.00% PIK), 9/15/23 (i)	EUR	4,225	5,186,848
4.50% (4.50% Cash or 5.25% PIK), 9/15/23 (b)(i)	USD	7,262	7,389,085
3.75% (3.75% Cash or 4.50% PIK), 9/15/26 (i)	EUR	1,725	2,155,995
ZF North America Capital, Inc.:
4.50%, 4/29/22 (b)	USD	1,340	1,408,675

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Auto Components (continued)
4.75%, 4/29/25 (b)	USD	3,388	$3,574,340

			83,506,044
Automobiles — 0.2%
Fiat Chrysler Automobiles NV, 3.75%, 3/29/24	EUR	1,900	2,444,360
Fiat Chrysler Finance Europe, 4.75%, 7/15/22		2,194	2,962,483
Jaguar Land Rover Automotive PLC, 2.20%, 1/15/24		1,800	2,145,491
Tesla, Inc., 5.30%, 8/15/25 (b)	USD	21,970	21,420,750

			28,973,084
Banks — 0.7%
Allied Irish Banks PLC, (5 yr. Euro Swap + 3.950%), 4.13%, 11/26/25 (j)	EUR	7,283	9,231,790
Banco BPM SpA:
4.25%, 1/30/19		1,500	1,858,355
2.75%, 7/27/20		5,200	6,446,623
Banco Espirito Santo SA:
2.63%, 5/08/17 (d)(e)(k)		10,400	3,702,872
4.75%, 1/15/18 (d)(e)(k)		12,300	4,379,358
4.00%, 1/21/19 (d)(e)(k)		12,000	4,272,545
Bank of Ireland, (5 yr. Euro Swap + 3.550%), 4.25%, 6/11/24 (j)		6,264	7,800,779
Bankia SA:
(5 yr. Euro Swap + 3.166%), 4.00%, 5/22/24 (j)		4,000	4,923,380
(5 yr. Euro Swap + 3.350%), 3.38%, 3/15/27 (j)		1,900	2,337,977
CaixaBank SA, (5 yr. Euro Swap + 3.350%), 3.50%, 2/15/27 (j)		3,800	4,751,298
CIT Group, Inc.:
5.00%, 8/15/22	USD	7,963	8,617,559
5.00%, 8/01/23		18,327	19,747,343
6.00%, 4/01/36		21,122	22,389,320
Intesa Sanpaolo SpA:
5.15%, 7/16/20	EUR	1,900	2,512,437
6.63%, 9/13/23		1,735	2,544,317
UniCredit SpA:
6.95%, 10/31/22		2,867	4,141,539
(5 yr. Euro Swap + 4.100%), 5.75%, 10/28/25 (j)		7,777	10,192,310
(5 yr. Euro Swap + 4.316%), 4.38%, 1/03/27 (j)		4,200	5,339,336

			125,189,138
Biotechnology — 0.0%
Grifols SA, 3.20%, 5/01/25		1,500	1,802,978
Building Products — 0.5%
CPG Merger Sub LLC, 8.00%, 10/01/21 (b)	USD	26,506	27,367,445
Masonite International Corp., 5.63%, 3/15/23 (b)		21,902	22,921,538
Standard Industries, Inc.:
5.50%, 2/15/23 (b)		11,743	12,432,901
5.38%, 11/15/24 (b)		112	119,034
6.00%, 10/15/25 (b)		7,892	8,609,856
USG Corp.:
5.50%, 3/01/25 (b)		2,807	3,003,490
4.88%, 6/01/27 (b)		8,433	8,801,944

			83,256,208
Capital Markets — 0.1%
CPUK Finance Ltd.:
4.25%, 8/28/22	GBP	2,191	2,986,997
4.88%, 8/28/25		1,495	2,034,603
Lehman Brothers Holdings, Inc.:
5.38%, 10/17/12 (d)(e)(k)	EUR	4,550	392,566

Corporate Bonds		Par (000)	Value
Capital Markets (continued)
4.75%, 1/16/14 (d)(e)(k)	EUR	14,545	$1,254,917
0.00%, 2/05/14 (d)(e)(k)		22,800	1,967,143
Lincoln Finance Ltd., 6.88%, 4/15/21		900	1,128,058
LPL Holdings, Inc., 5.75%, 9/15/25 (b)	USD	850	881,195
Nidda BondCo GmbH, 5.00%, 9/30/25	EUR	1,302	1,567,166

			12,212,645
Chemicals — 2.4%
Axalta Coating Systems Dutch Holding B BV, 3.75%, 1/15/25		1,700	2,114,401
Axalta Coating Systems LLC, 4.88%, 8/15/24 (b)	USD	14,569	15,188,183
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		11,573	14,061,195
10.00%, 10/15/25		17,926	21,892,127
CF Industries, Inc.:
7.13%, 5/01/20		7,390	8,202,900
5.15%, 3/15/34		3,410	3,401,475
4.95%, 6/01/43		5,347	4,959,343
Chemours Co.:
6.13%, 5/15/23	EUR	1,583	2,002,372
6.63%, 5/15/23	USD	17,199	18,295,436
7.00%, 5/15/25		4,569	5,060,167
5.38%, 5/15/27		20,444	21,210,650
Hexion, Inc., 10.38%, 2/01/22 (b)		10,081	9,677,760
Huntsman International LLC:
4.88%, 11/15/20		12,233	12,951,689
5.13%, 4/15/21	EUR	1,190	1,591,050
5.13%, 11/15/22	USD	14,979	16,102,425
INEOS Finance PLC, 4.00%, 5/01/23	EUR	5,310	6,487,664
INEOS Group Holdings SA, 5.38%, 8/01/24		2,500	3,161,550
INOVYN Finance PLC, 6.25%, 5/15/21		960	1,175,804
Koppers, Inc., 6.00%, 2/15/25 (b)	USD	14,943	16,063,725
Kronos International, Inc., 3.75%, 9/15/25	EUR	1,750	2,101,406
Momentive Performance Materials, Inc.:
3.88%, 10/24/21	USD	71,435	72,217,213
Escrow, 0.00%, 10/15/20 (c)(e)(k)		22,959	2
Platform Specialty Products Corp., 6.50%, 2/01/22 (b)		91,181	94,486,311
PQ Corp., 6.75%, 11/15/22 (b)		23,439	25,372,717
PSPC Escrow Corp., 6.00%, 2/01/23	EUR	3,007	3,730,443
Tronox Finance LLC, 7.50%, 3/15/22 (b)	USD	5,276	5,559,585
Tronox Finance PLC, 5.75%, 10/01/25 (b)		6,234	6,389,850
Venator Finance S.à r.l./Venator Materials LLC, 5.75%, 7/15/25 (b)		5,352	5,566,080
WR Grace & Co-Conn, 5.13%, 10/01/21 (b)		21,450	23,273,250

			422,296,773
Commercial Services & Supplies — 2.0%
AA Bond Co. Ltd., 2.75%, 7/31/23	GBP	1,575	2,093,233
ACCO Brands Corp., 5.25%, 12/15/24 (b)	USD	2,024	2,099,900
Acosta, Inc., 7.75%, 10/01/22 (b)		12,441	8,957,520
ADT Corp.:
6.25%, 10/15/21		6,327	7,030,088
3.50%, 7/15/22		8,286	8,286,000
4.13%, 6/15/23		11,672	11,876,260
4.88%, 7/15/32 (b)		32,586	30,467,910
Advanced Disposal Services, Inc., 5.63%, 11/15/24 (b)		9,931	10,377,895
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	2,822	3,345,609
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (i)		3,582	4,249,046
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)	USD	20,616	21,878,730

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	47

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (continued)
GW Honos Security Corp., 8.75%, 5/15/25 (b)	USD	5,490	$5,853,713
Intrum Justitia AB:
2.75%, 7/15/22	EUR	2,094	2,505,549
(3 mo. EURIBOR + 2.625%), 2.63%, 7/15/22 (a)		1,557	1,870,113
KAR Auction Services, Inc., 5.13%, 6/01/25 (b)	USD	23,269	24,199,760
La Financiere Atalian SAS, 4.00%, 5/15/24	EUR	3,698	4,556,394
Mobile Mini, Inc., 5.88%, 7/01/24	USD	30,198	31,632,405
Multi-Color Corp., 4.88%, 11/01/25 (b)		3,979	4,022,570
Paprec Holding SA, 5.25%, 4/01/22	EUR	2,446	3,022,824
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (b)	USD	94,945	104,777,504
Ritchie Bros. Auctioneers, Inc., 5.38%, 1/15/25 (b)		9,178	9,705,735
SPIE SA, 3.13%, 3/22/24	EUR	2,000	2,470,441
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 6/01/25 (b)	USD	13,404	13,538,040
Tervita Escrow Corp., 7.63%, 12/01/21 (b)		27,615	27,960,187
Verisure Holding AB, 6.00%, 11/01/22	EUR	1,305	1,665,761
Wrangler Buyer Corp., 6.00%, 10/01/25 (b)	USD	6,267	6,376,673

			354,819,860
Communications Equipment — 0.8%
CommScope Technologies LLC:
6.00%, 6/15/25 (b)		211	225,506
5.00%, 3/15/27 (b)		16,736	16,777,840
CommScope, Inc., 5.50%, 6/15/24 (b)		13,039	13,642,054
Hughes Satellite Systems Corp.:
5.25%, 8/01/26		27,209	28,297,360
6.63%, 8/01/26		2,683	2,870,810
Nokia OYJ:
5.38%, 5/15/19		764	801,337
3.38%, 6/12/22		6,667	6,725,336
4.38%, 6/12/27		3,095	3,183,981
6.63%, 5/15/39		32,736	37,777,344
Riverbed Technology, Inc., 8.88%, 3/01/23 (b)		16,152	15,384,780
Telefonaktiebolaget LM Ericsson, 1.88%, 3/01/24	EUR	1,530	1,764,395
Viasat, Inc., 5.63%, 9/15/25 (b)	USD	10,342	10,407,155

			137,857,898
Construction & Engineering — 0.2%
Brand Energy & Infrastructure Services, Inc., 8.50%, 7/15/25 (b)		27,187	29,429,927
Tutor Perini Corp., 6.88%, 5/01/25 (b)		7,631	8,279,635

			37,709,562
Construction Materials — 0.1%
New Enterprise Stone & Lime Co., Inc., 10.13%, 4/01/22 (b)		10,179	10,967,873
Consumer Finance — 1.2%
Ally Financial, Inc.:
4.13%, 3/30/20		708	729,240
8.00%, 11/01/31		86,525	111,608,597
DFC Finance Corp., 12.00% (1.00% Cash and 11.00% PIK), 6/16/20 (b)(i)		15,741	9,405,024
Navient Corp.:
5.00%, 10/26/20		3,770	3,878,387
6.63%, 7/26/21		11,285	12,074,950
6.50%, 6/15/22		4,059	4,305,057
5.50%, 1/25/23		7,308	7,399,350
7.25%, 9/25/23		9,246	10,043,467
6.13%, 3/25/24		3,561	3,671,391
5.88%, 10/25/24		8,246	8,369,690
6.75%, 6/25/25		10,861	11,295,440
5.63%, 8/01/33		10,133	8,747,819

Corporate Bonds		Par (000)	Value
Consumer Finance (continued)
OneMain Financial Holdings LLC:
6.75%, 12/15/19 (b)	USD	14,243	$14,777,113
7.25%, 12/15/21 (b)		9,741	10,167,169
Springleaf Finance Corp., 6.13%, 5/15/22		4,030	4,267,971

			220,740,665
Containers & Packaging — 2.3%
ARD Finance SA, 6.63% (6.63% Cash or 7.38% PIK), 9/15/23 (i)	EUR	1,700	2,139,818
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 6/30/21 (b)	USD	25,880	26,591,700
4.13%, 5/15/23	EUR	2,350	2,953,818
4.63%, 5/15/23 (b)	USD	6,463	6,638,794
2.75%, 3/15/24	EUR	3,101	3,747,515
6.75%, 5/15/24		5,022	6,617,573
7.25%, 5/15/24 (b)	USD	66,553	72,999,989
6.00%, 2/15/25 (b)		47,006	49,767,603
4.75%, 7/15/27 (b)	GBP	4,000	5,393,706
4.75%, 7/15/27		3,010	4,058,764
Ball Corp.:
5.00%, 3/15/22	USD	5,130	5,553,225
4.00%, 11/15/23		4,267	4,363,007
4.38%, 12/15/23	EUR	800	1,077,792
BWAY Holding Co., 5.50%, 4/15/24 (b)	USD	38,934	40,686,030
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		1,272	1,284,720
Crown European Holdings SA, 3.38%, 5/15/25	EUR	1,800	2,236,936
Horizon Holdings I SAS, 7.25%, 8/01/23		1,793	2,259,718
Horizon Parent Holdings S.à r.l., 8.25% (8.25% Cash or 8.25% PIK), 2/15/22 (i)		2,975	3,749,077
JH-Holding Finance SA, 8.25% (8.25% Cash or 10.00% PIK), 12/01/22 (i)		2,100	2,702,341
OI European Group BV, 3.13%, 11/15/24		1,352	1,648,973
ProGroup AG:
5.13%, 5/01/22		2,638	3,270,147
(3 mo. EURIBOR + 2.500%), 2.50%, 3/31/24 (a)		1,527	1,822,077
Reynolds Group Issuer, Inc.:
6.88%, 2/15/21		11,854	12,150,093
7.00%, 7/15/24 (b)		39,053	41,591,445
(3 mo. LIBOR US + 3.500%), 4.80%, 7/15/21 (a)(b)		26,210	26,734,200
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75%, 10/15/20	USD	32,841	33,417,360
Sealed Air Corp.:
4.88%, 12/01/22 (b)		2,838	3,018,923
4.50%, 9/15/23	EUR	1,426	1,919,816
6.88%, 7/15/33 (b)	USD	159	186,428
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc., 6.38%, 5/01/22 (b)		29,929	31,051,337
Silgan Holdings, Inc., 3.25%, 3/15/25	EUR	2,090	2,532,899
Verallia Packaging SASU, 5.13%, 8/01/22		3,600	4,503,936

			408,669,760
Distributors — 0.2%
American Tire Distributors, Inc., 10.25%, 3/01/22 (b)	USD	24,551	25,601,783
LKQ Italia Bondco SpA, 3.88%, 4/01/24	EUR	3,389	4,400,573
VWR Funding, Inc., 4.63%, 4/15/22		1,050	1,291,933

			31,294,289
Diversified Consumer Services — 0.3%
Cognita Financing PLC, 7.75%, 8/15/21	GBP	2,050	2,856,876

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Diversified Consumer Services (continued)
Laureate Education, Inc., 8.25%, 5/01/25 (b)	USD	14,058	$15,147,495
Service Corp. International, 4.50%, 11/15/20		3,900	3,948,750
ServiceMaster Co. LLC, 5.13%, 11/15/24 (b)		7,966	8,185,065
Sotheby’s, 5.25%, 10/01/22 (b)		15,217	15,597,425

			45,735,611
Diversified Financial Services — 2.5%
Alpha 3 BV/Alpha U.S. Bidco, Inc., 6.25%, 2/01/25 (b)		33,637	34,225,647
Alpine Finance Merger Sub LLC, 6.88%, 8/01/25 (b)		15,211	16,047,605
Altice Financing SA:
6.63%, 2/15/23 (b)		10,425	11,050,500
7.50%, 5/15/26 (b)		51,169	56,285,900
Altice U.S. Finance I Corp.:
5.38%, 7/15/23 (b)		50,880	53,805,600
5.50%, 5/15/26 (b)		5,931	6,255,366
Amigo Luxembourg SA, 7.63%, 1/15/24	GBP	1,100	1,534,846
Arrow Global Finance PLC:
5.13%, 9/15/24		900	1,248,208
(3 mo. EURIBOR + 2.875%), 2.88%, 4/01/25 (a)	EUR	2,229	2,637,865
Cabot Financial Luxembourg SA:
6.50%, 4/01/21	GBP	800	1,106,452
7.50%, 10/01/23		1,100	1,602,973
Capital Stage Finance BV, (5 yr. Euro Swap + 1.100%), 5.25% (j)(l)(m)	EUR	900	1,111,571
CNH Industrial Finance Europe SA:
1.38%, 5/23/22		3,298	3,974,774
1.75%, 9/12/25		2,475	2,913,661
Eagle Holding Co. II LLC, 7.63% (7.63% Cash or 8.38% PIK), 5/15/22 (b)(i)	USD	16,506	17,124,975
eircom Finance DAC, 4.50%, 5/31/22	EUR	2,150	2,642,706
Exela Intermediate LLC/Exela Finance, Inc., 10.00%, 7/15/23 (b)	USD	6,681	6,564,083
FBM Finance, Inc., 8.25%, 8/15/21 (b)		7,195	7,698,650
Garfunkelux Holdco 3 SA, (3 mo. EURIBOR + 3.500%), 3.50%, 9/01/23 (a)	EUR	2,653	3,135,563
Iceland Bondco PLC, 4.63%, 3/15/25	GBP	1,156	1,514,231
Jefferies Finance LLC/JFIN Co-Issuer Corp.:
7.38%, 4/01/20 (b)	USD	11,020	11,364,375
6.88%, 4/15/22 (b)		24,154	24,274,770
Jerrold Finco PLC:
6.25%, 9/15/21	GBP	2,620	3,671,589
6.13%, 1/15/24		2,325	3,209,128
Ladbrokes Group Finance PLC, 5.13%, 9/08/23		1,100	1,503,537
LHC3 PLC, 4.13% (4.13% Cash or 4.88% PIK), 8/15/24 (i)	EUR	5,028	6,036,690
Louvre Bidco SAS, 4.25%, 9/30/24		613	730,137
Mercury Bondco PLC:
7.13% (7.13% Cash or 7.88% PIK), 5/30/21 (i)		5,050	6,209,692
8.25% (8.25% Cash or 9.00% PIK), 5/30/21 (i)		5,507	6,841,835
Nielsen Co. Luxembourg S.à r.l., 5.00%, 2/01/25 (b)	USD	8,071	8,403,929
Titan Global Finance PLC, 3.50%, 6/17/21	EUR	1,050	1,327,857
Veritas U.S., Inc./Veritas Bermuda Ltd.:
7.50%, 2/01/23 (b)	USD	7,918	8,432,670
7.50%, 2/01/23	EUR	2,140	2,692,389
10.50%, 2/01/24 (b)	USD	40,957	43,875,186
Virgin Media Finance PLC:
4.50%, 1/15/25	EUR	723	892,962
5.75%, 1/15/25 (b)	USD	29,214	30,273,007
Virgin Media Secured Finance PLC:
5.13%, 1/15/25	GBP	2,130	2,996,906

Corporate Bonds		Par (000)	Value
Diversified Financial Services (continued)
5.50%, 1/15/25	GBP	3,420	$4,806,204
5.25%, 1/15/26 (b)	USD	24,970	26,000,013
5.50%, 8/15/26 (b)		7,134	7,517,453
4.88%, 1/15/27	GBP	5,756	7,937,323
6.25%, 3/28/29		100	144,887
Viridian Group Finance Co. PLC/Viridian Power & Energy Ltd., 4.00%, 9/15/25	EUR	2,657	3,147,733
Viridian Group FinanceCo PLC, 4.75%, 9/15/24	GBP	1,539	2,051,657

			446,823,105
Diversified Telecommunication Services — 4.1%
Altice Finco SA, 8.13%, 1/15/24 (b)	USD	2,500	2,700,000
CenturyLink, Inc.:
Series P, 7.60%, 9/15/39		2,294	2,030,190
Series S, 6.45%, 6/15/21		28,499	29,654,064
Series U, 7.65%, 3/15/42		18,457	16,103,733
Series W, 6.75%, 12/01/23		14,878	15,050,406
Cincinnati Bell, Inc., 7.00%, 7/15/24 (b)		17,147	16,804,060
Frontier Communications Corp.:
8.13%, 10/01/18		14,171	14,312,710
6.25%, 9/15/21		6,594	5,421,587
7.13%, 1/15/23		15,272	11,721,260
7.63%, 4/15/24		21,946	16,678,960
6.88%, 1/15/25		50,581	37,809,297
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		24,014	23,113,475
5.50%, 8/01/23		21,667	18,362,783
9.75%, 7/15/25 (b)		24,248	24,490,480
Level 3 Financing, Inc.:
5.63%, 2/01/23		15,534	16,018,459
5.13%, 5/01/23		3,918	3,984,116
5.38%, 1/15/24		21,169	21,671,764
5.38%, 5/01/25		19,508	20,056,663
5.25%, 3/15/26		44,060	45,147,841
OTE PLC, 3.50%, 7/09/20	EUR	6,850	8,514,920
Qwest Corp., 6.75%, 12/01/21	USD	7,930	8,659,428
Telecom Italia Capital SA:
6.38%, 11/15/33		13,349	15,368,036
6.00%, 9/30/34		37,034	40,968,863
7.20%, 7/18/36		14,959	18,473,617
7.72%, 6/04/38		2,028	2,601,518
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	1,000	1,790,568
Telecom Italia SpA:
1.13%, 3/26/22 (l)		1,400	1,657,960
5.88%, 5/19/23	GBP	6,250	9,761,215
3.63%, 1/19/24	EUR	823	1,092,924
5.30%, 5/30/24 (b)	USD	10,224	11,118,600
Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24	EUR	8,549	10,975,477
Telenet Finance VI Luxembourg SCA, 4.88%, 7/15/27		1,701	2,211,694
Telesat Canada/Telesat LLC, 8.88%, 11/15/24 (b)	USD	23,573	26,549,091
UPC Holding BV, 6.75%, 3/15/23	EUR	2,800	3,510,772
Wind Acquisition Finance SA:
6.50%, 4/30/20 (b)	USD	5,725	5,926,062
4.00%, 7/15/20	EUR	6,000	7,165,111
4.75%, 7/15/20 (b)	USD	16,185	16,362,064
7.00%, 4/23/21	EUR	1,200	1,475,003
7.38%, 4/23/21 (b)	USD	55,057	57,259,280
Xplornet Communications, Inc., 9.63% (9.63% Cash or 10.63% PIK), 6/01/22 (b)(i)		5,529	5,888,385
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23		38,595	40,765,969

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	49

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (continued)
6.38%, 5/15/25	USD	23,926	$25,783,375
5.75%, 1/15/27 (b)		27,440	29,086,400
Ziggo Bond Finance BV:
4.63%, 1/15/25	EUR	2,736	3,421,698
5.88%, 1/15/25 (b)	USD	22,981	23,957,693
Ziggo Secured Finance BV, 4.25%, 1/15/27	EUR	3,700	4,613,639

			726,091,210
Electric Utilities — 0.0%
ContourGlobal Power Holdings SA, 5.13%, 6/15/21		2,425	3,001,543
Drax Finco PLC, 4.25%, 5/01/22	GBP	1,406	1,954,689

			4,956,232
Electrical Equipment — 0.5%
GrafTech International Ltd., 6.38%, 11/15/20	USD	5,000	4,862,500
Sensata Technologies BV:
5.63%, 11/01/24 (b)		5,526	6,085,507
5.00%, 10/01/25 (b)		15,723	16,572,828
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26 (b)		17,990	19,699,050
Senvion Holding GmbH, 3.88%, 10/25/22	EUR	2,318	2,778,532
Vertiv Group Corp., 9.25%, 10/15/24 (b)	USD	34,154	38,423,250

			88,421,667
Electronic Equipment, Instruments & Components — 0.3%
Anixter, Inc., 5.63%, 5/01/19		3,455	3,627,750
Belden, Inc., 5.50%, 4/15/23	EUR	131	162,573
CDW LLC/CDW Finance Corp.:
5.00%, 9/01/23	USD	3,987	4,172,675
5.50%, 12/01/24		23,281	25,929,447
5.00%, 9/01/25		7,007	7,357,350
TTM Technologies, Inc., 5.63%, 10/01/25 (b)		7,785	7,877,447

			49,127,242
Energy Equipment & Services — 1.6%
CD&R Waterworks Merger Sub LLC, 6.13%, 8/15/25 (b)		9,992	10,254,290
Diamond Offshore Drilling, Inc., 7.88%, 8/15/25		5,716	6,044,670
Ensco PLC:
4.50%, 10/01/24		10,479	8,697,570
5.20%, 3/15/25		2,611	2,193,240
Noble Holding International Ltd.:
4.63%, 3/01/21		756	695,520
7.75%, 1/15/24		12,894	11,443,425
Noble Holding U.S. LLC/Noble Drilling Services 6 LLC/Noble Drilling Holding LLC, 7.50%, 3/15/19		8,160	8,404,800
Parker Drilling Co., 7.50%, 8/01/20		7,696	6,830,200
Pioneer Energy Services Corp., 6.13%, 3/15/22		17,675	14,935,375
Precision Drilling Corp., 5.25%, 11/15/24		3,342	3,074,640
Rowan Cos., Inc.:
4.88%, 6/01/22		4,830	4,528,125
4.75%, 1/15/24		2,500	2,175,000
7.38%, 6/15/25		36,731	35,904,553
SESI LLC:
7.13%, 12/15/21		5,760	5,875,200
7.75%, 9/15/24 (b)		12,822	13,270,770
Transocean, Inc.:
6.00%, 3/15/18		6,884	6,987,260
5.80%, 10/15/22 (d)		24,272	23,847,240
9.00%, 7/15/23 (b)		34,677	37,364,467
6.80%, 3/15/38		10,500	8,557,500
Weatherford International LLC, 6.80%, 6/15/37		6,372	5,511,780

Corporate Bonds		Par (000)	Value
Energy Equipment & Services (continued)
Weatherford International Ltd.:
7.75%, 6/15/21	USD	7,290	$7,581,600
8.25%, 6/15/23		4,370	4,501,100
9.88%, 2/15/24 (b)		17,649	19,413,900
6.50%, 8/01/36		13,921	11,937,257
7.00%, 3/15/38		6,939	6,175,710
5.95%, 4/15/42		13,490	11,061,800

			277,266,992
Equity Real Estate Investment Trusts (REITs) — 1.6%
CyrusOne LP/CyrusOne Finance Corp., 5.00%, 3/15/24 (b)		19,644	20,675,310
Equinix, Inc.:
5.38%, 4/01/23		9,145	9,518,116
2.88%, 10/01/25	EUR	2,891	3,431,478
5.88%, 1/15/26	USD	11,647	12,797,141
ESH Hospitality, Inc., 5.25%, 5/01/25 (b)		2,966	3,066,103
GEO Group, Inc.:
5.13%, 4/01/23		17,809	18,031,613
5.88%, 10/15/24		3,965	4,133,513
6.00%, 4/15/26		6,291	6,613,414
GLP Capital LP/GLP Financing II, Inc.:
5.38%, 11/01/23		918	1,005,210
5.38%, 4/15/26		6,621	7,225,166
iStar, Inc.:
4.00%, 11/01/17		5,910	5,914,728
4.63%, 9/15/20		6,440	6,584,900
6.00%, 4/01/22		6,366	6,588,810
5.25%, 9/15/22		6,435	6,531,525
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 5/01/24		56,236	60,936,205
4.50%, 9/01/26		30,142	30,594,130
4.50%, 1/15/28 (b)		18,341	18,502,401
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/23		4,170	4,315,950
SBA Communications Corp.:
4.00%, 10/01/22 (b)		23,038	23,153,190
4.88%, 9/01/24		12,211	12,562,066
Uniti Group, Inc./CSL Capital LLC, 8.25%, 10/15/23		27,885	24,678,225

			286,859,194
Food & Staples Retailing — 0.3%
Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 6/15/24		2,817	2,630,374
5.75%, 3/15/25		9,427	8,295,760
Casino Guichard Perrachon SA:
5.98%, 5/26/21 (d)	EUR	2,300	3,191,098
4.56%, 1/25/23 (d)		5,100	6,792,102
4.50%, 3/07/24 (d)		3,000	3,961,142
3.58%, 2/07/25 (d)		2,000	2,477,591
Rite Aid Corp.:
6.75%, 6/15/21	USD	5,564	5,757,071
6.13%, 4/01/23 (b)		14,871	14,443,459

			47,548,597
Food Products — 0.8%
B&G Foods, Inc., 5.25%, 4/01/25		8,106	8,308,650
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25 (b)		17,587	19,169,830
Darling Global Finance BV, 4.75%, 5/30/22	EUR	1,052	1,302,411
FAGE International SA/FAGE USA Dairy Industry, Inc., 5.63%, 8/15/26 (b)	USD	3,888	4,043,520

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Food Products (continued)
JBS USA LUX SA/JBS USA Finance, Inc.:
5.88%, 7/15/24 (b)	USD	5,154	$5,166,885
5.75%, 6/15/25 (b)		27,919	27,814,304
Lamb Weston Holdings, Inc., 4.63%, 11/01/24 (b)		961	1,001,843
Pilgrim’s Pride Corp.:
5.75%, 3/15/25 (b)		10,530	10,872,225
5.88%, 9/30/27 (b)		10,721	10,948,821
Post Holdings, Inc.:
5.50%, 3/01/25 (b)		25,064	26,003,900
5.00%, 8/15/26 (b)		10,029	10,003,927
5.75%, 3/01/27 (b)		13,231	13,627,930
TreeHouse Foods, Inc., 6.00%, 2/15/24 (b)		87	92,981

			138,357,227
Health Care Equipment & Supplies — 0.5%
Alere, Inc.:
6.50%, 6/15/20		1,562	1,587,383
6.38%, 7/01/23 (b)		12,659	13,640,073
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (b)		52,504	50,272,580
Hologic, Inc., 5.25%, 7/15/22 (b)		23,031	24,182,550
Teleflex, Inc., 4.88%, 6/01/26		1,044	1,083,150

			90,765,736
Health Care Providers & Services — 5.7%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		3,067	3,175,572
5.63%, 2/15/23		12,537	13,163,850
6.50%, 3/01/24		8,738	9,382,427
Centene Corp.:
5.63%, 2/15/21		18,680	19,430,936
4.75%, 5/15/22		10,707	11,175,431
6.13%, 2/15/24		4,675	5,054,844
4.75%, 1/15/25		30,445	31,586,687
CHS/Community Health Systems, Inc.:
8.00%, 11/15/19		29,357	28,586,379
7.13%, 7/15/20		17,540	15,829,850
5.13%, 8/01/21		7,135	7,045,813
6.25%, 3/31/23		55,354	54,385,305
DaVita, Inc.:
5.13%, 7/15/24		5,492	5,505,730
5.00%, 5/01/25		15,516	15,307,155
Envision Healthcare Corp.:
5.13%, 7/01/22 (b)		21,133	21,925,487
5.63%, 7/15/22		40,860	42,596,550
6.25%, 12/01/24 (b)		8,315	8,917,837
HCA, Inc.:
6.50%, 2/15/20		29,619	32,247,686
7.50%, 2/15/22		13,827	15,862,196
5.88%, 3/15/22		11,020	12,204,650
5.00%, 3/15/24		49,893	53,136,045
5.38%, 2/01/25		56,547	59,586,401
5.25%, 4/15/25		10,384	11,227,700
5.88%, 2/15/26		16,516	17,734,055
5.25%, 6/15/26		45,579	49,111,373
4.50%, 2/15/27		30,375	31,058,437
5.50%, 6/15/47		55,689	57,707,726
Series 1, 5.88%, 5/01/23		23,115	25,137,563
HomeVi SAS, 6.88%, 8/15/21	EUR	1,001	1,222,661
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19	USD	18,466	18,537,556
MEDNAX, Inc., 5.25%, 12/01/23 (b)		18,231	19,096,973
Molina Healthcare, Inc., 4.88%, 6/15/25 (b)		7,479	7,366,815

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (b)	USD	38,633	$41,530,475
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (b)		17,498	18,394,773
Surgery Center Holdings, Inc.:
8.88%, 4/15/21 (b)		6,729	7,065,450
6.75%, 7/01/25 (b)		19,741	18,556,540
Synlab Bondco PLC, 6.25%, 7/01/22	EUR	6,620	8,334,894
Synlab Unsecured Bondco PLC, 8.25%, 7/01/23		2,193	2,835,686
Team Health Holdings, Inc., 6.38%, 2/01/25 (b)	USD	31,909	30,233,777
Tenet Healthcare Corp.:
6.75%, 2/01/20		6,005	6,185,150
4.75%, 6/01/20		3,697	3,817,892
6.00%, 10/01/20		17,055	18,175,684
7.50%, 1/01/22 (b)		9,272	9,816,730
8.13%, 4/01/22		67,331	68,509,293
6.75%, 6/15/23		18,583	17,839,680
4.63%, 7/15/24 (b)		18,777	18,607,256
THC Escrow Corp. III, 7.00%, 8/01/25 (b)		11,408	10,723,520
Unilabs Subholding AB, 5.75%, 5/15/25	EUR	1,500	1,818,907
Vizient, Inc., 10.38%, 3/01/24 (b)	USD	7,480	8,592,650
WellCare Health Plans, Inc., 5.25%, 4/01/25		7,583	7,981,107

			1,003,327,154
Hotels, Restaurants & Leisure — 3.8%
1011778 BC ULC/New Red Finance, Inc.:
4.63%, 1/15/22 (b)		1,127	1,156,584
4.25%, 5/15/24 (b)		16,605	16,663,117
5.00%, 10/15/25 (b)		55,656	56,346,134
5.00%, 10/15/25 (b)		24,247	24,547,663
Aramark Services, Inc.:
5.13%, 1/15/24		10,762	11,421,173
5.00%, 4/01/25 (b)		1,140	1,212,675
Burger King France SAS:
6.00%, 5/01/24	EUR	2,724	3,468,343
(3 mo. EURIBOR + 5.250%), 5.25%, 5/01/23 (a)		3,266	3,975,866
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20	USD	55,405	56,651,613
Cirsa Funding Luxembourg SA:
5.75%, 5/15/21	EUR	1,000	1,246,898
5.88%, 5/15/23		900	1,117,953
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21		2,730	3,378,502
CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25%, 10/15/25 (b)	USD	34,149	34,149,000
Eldorado Resorts, Inc., 6.00%, 4/01/25		7,443	7,815,150
Hilton Domestic Operating Co., Inc., 4.25%, 9/01/24		6,439	6,567,780
International Game Technology PLC, 4.75%, 2/15/23	EUR	2,904	3,826,237
Jacobs Entertainment, Inc., 7.88%, 2/01/24 (b)	USD	2,251	2,425,453
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 6/01/27 (b)		270	278,100
Melco Resorts Finance Ltd., 4.88%, 6/06/25 (b)		15,009	15,080,757
MGM Resorts International:
5.25%, 3/31/20		37,189	39,373,854
6.75%, 10/01/20		24,718	27,251,595
6.63%, 12/15/21		42,260	47,542,500
7.75%, 3/15/22		17,299	20,196,583
6.00%, 3/15/23		910	1,003,275

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	51

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)	USD	6,313	$6,322,533
NH Hotel Group SA, 3.75%, 10/01/23	EUR	3,264	4,081,331
Punch Taverns Finance B Ltd.:
7.37%, 9/30/21	GBP	487	742,549
Series A6, 5.94%, 9/30/22		1,706	2,500,881
Punch Taverns Finance PLC, Series M3, (3 mo. LIBOR GBP + 5.500%), 5.79%, 10/15/27 (a)(b)		6,053	8,111,008
Scientific Games International, Inc.:
7.00%, 1/01/22 (b)	USD	64,716	68,679,855
10.00%, 12/01/22		40,303	44,635,573
Six Flags Entertainment Corp.:
4.88%, 7/31/24 (b)		22,334	22,724,845
5.50%, 4/15/27 (b)		14,743	15,111,575
Snai SpA, 6.38%, 11/07/21	EUR	2,695	3,412,524
Station Casinos LLC:
7.50%, 3/01/21	USD	27,388	28,415,050
5.00%, 10/01/25 (b)		17,326	17,367,582
Sterling Entertainment Enterprises LLC, 9.75%, 12/25/19 (b)(c)		29,820	29,521,800
Stonegate Pub Co. Financing PLC:
4.88%, 3/15/22	GBP	2,800	3,787,188
(3 mo. LIBOR GBP + 4.375%), 4.70%, 3/15/22 (a)		1,375	1,847,933
TVL Finance PLC, (3 mo. LIBOR GBP + 4.875%), 5.15%, 5/15/23 (a)		2,056	2,770,100
Unique Pub Finance Co. PLC:
Series A4, 5.66%, 6/30/27		2,790	4,206,119
Series N, 6.46%, 3/30/32		3,900	5,104,943
Viking Cruises Ltd., 5.88%, 9/15/27 (b)	USD	17,965	18,026,979
Vue International Bidco PLC, 7.88%, 7/15/20	GBP	1,842	2,520,974

			676,588,147
Household Durables — 1.1%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.13%, 7/01/22 (b)	USD	10,392	10,859,640
CalAtlantic Group, Inc.:
8.38%, 1/15/21		22,593	26,355,864
6.25%, 12/15/21		2,745	3,022,931
5.38%, 10/01/22		3,122	3,399,546
5.25%, 6/01/26		1,331	1,377,585
K Hovnanian Enterprises, Inc.:
10.00%, 7/15/22 (b)		3,372	3,490,020
10.50%, 7/15/24 (b)		5,998	6,282,905
Lennar Corp.:
4.50%, 11/15/19		141	145,583
4.75%, 4/01/21		3,359	3,535,347
4.13%, 1/15/22		5,330	5,503,225
4.75%, 11/15/22		13,317	14,082,727
4.88%, 12/15/23		5,677	6,003,427
Mattamy Group Corp.:
6.88%, 12/15/23 (b)		6,673	6,969,114
6.50%, 10/01/25 (b)		10,060	10,311,500
Meritage Homes Corp., 5.13%, 6/06/27		6,575	6,591,437
PulteGroup, Inc.:
5.50%, 3/01/26		937	1,021,705
6.38%, 5/15/33		14,380	15,602,300
6.00%, 2/15/35		8,347	8,701,747
Tempur Sealy International, Inc.:
5.63%, 10/15/23		11,172	11,744,565
5.50%, 6/15/26		6,292	6,449,300
Toll Brothers Finance Corp., 6.75%, 11/01/19		2,610	2,831,850
TRI Pointe Group, Inc.:
4.38%, 6/15/19		9,100	9,293,375

Corporate Bonds		Par (000)	Value
Household Durables (continued)
4.88%, 7/01/21	USD	1,689	$1,765,005
5.88%, 6/15/24		1,186	1,269,020
5.25%, 6/01/27		9,598	9,753,967
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 8/15/25 (b)		7,403	7,162,403
William Lyon Homes, Inc., 5.88%, 1/31/25		3,619	3,709,475

			187,235,563
Household Products — 0.1%
Diamond BC BV, 5.63%, 8/15/25	EUR	1,530	1,835,421
HRG Group, Inc., 7.88%, 7/15/19	USD	6,930	7,068,600
Spectrum Brands, Inc.:
6.63%, 11/15/22		4,742	4,943,535
4.00%, 10/01/26	EUR	2,300	2,812,296

			16,659,852
Independent Power and Renewable Electricity Producers — 1.1%
AES Corp.:
8.00%, 6/01/20	USD	1,620	1,858,950
4.88%, 5/15/23		11,518	11,863,540
5.50%, 3/15/24		680	708,050
5.50%, 4/15/25		4,220	4,436,275
6.00%, 5/15/26		4,481	4,822,676
Calpine Corp.:
6.00%, 1/15/22 (b)		5,513	5,705,955
5.88%, 1/15/24 (b)		4,125	4,264,425
5.25%, 6/01/26 (b)		16,153	16,072,235
Dynegy, Inc.:
7.38%, 11/01/22		32,727	34,076,989
8.13%, 1/30/26 (b)		10,465	10,778,950
NextEra Energy Operating Partners LP, 4.25%, 9/15/24 (b)		10,250	10,467,813
NRG Energy, Inc.:
7.88%, 5/15/21		4,396	4,522,385
6.63%, 3/15/23		1,085	1,121,619
6.25%, 5/01/24		5,772	6,002,880
6.63%, 1/15/27 (d)		44,626	46,745,735
NRG Yield Operating LLC, 5.38%, 8/15/24		4,129	4,335,450
Pattern Energy Group, Inc., 5.88%, 2/01/24 (b)		6,560	6,920,800
Talen Energy Supply LLC, 6.50%, 6/01/25		4,824	3,678,300
TerraForm Power Operating LLC, 6.38%, 2/01/23 (b)(n)		12,008	12,488,320

			190,871,347
Insurance — 1.5%
Alliant Holdings Intermediate LLC, 8.25%, 8/01/23 (b)		48,862	51,661,304
Assicurazioni Generali SpA:
(3 mo. EURIBOR + 7.113%), 7.75%, 12/12/42 (j)	EUR	2,600	3,842,985
(3 mo. EURIBOR + 5.350%), 5.50%, 10/27/47 (j)		2,160	2,957,035
AssuredPartners, Inc., 7.00%, 8/15/25 (b)	USD	3,122	3,196,147
BNP Paribas Cardif SA, (3 mo. EURIBOR + 3.930%), 4.03% (j)(m)	EUR	1,600	2,051,351
Credit Agricole Assurances SA, (5 yr. Euro Swap + 4.350%), 4.50% (j)(m)		2,000	2,605,167
Groupama SA, 6.00%, 1/23/27		2,300	3,353,830
HUB International Ltd., 7.88%, 10/01/21 (b)	USD	46,687	48,612,839
KIRS Midco 3 PLC:
8.38%, 7/15/23	GBP	4,700	6,518,420
8.63%, 7/15/23 (b)	USD	27,262	28,693,255
Old Mutual PLC, 8.00%, 6/03/21	GBP	1,500	2,306,592
Pension Insurance Corp. PLC, 6.50%, 7/03/24		1,425	2,077,800
Radian Group, Inc.:
5.25%, 6/15/20	USD	2,305	2,408,725

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Insurance (continued)
7.00%, 3/15/21	USD	1,425	$1,617,375
4.50%, 10/01/24		11,391	11,618,820
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (b)		77,516	88,248,090
USIS Merger Sub, Inc., 6.88%, 5/01/25 (b)		3,813	3,884,494

			265,654,229
Internet & Direct Marketing Retail — 0.3%
Netflix, Inc.:
5.38%, 2/01/21		6,360	6,821,100
5.50%, 2/15/22		5,881	6,410,290
4.38%, 11/15/26 (b)		27,578	27,672,868
3.63%, 5/15/27	EUR	4,455	5,344,842

			46,249,100
Internet Software & Services — 0.3%
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 S.à r.l./Greeneden U.S. Holdings II LLC, 10.00%, 11/30/24 (b)	USD	12,800	14,464,000
GTT Communications, Inc., 7.88%, 12/31/24 (b)		8,642	9,182,125
JDA Escrow LLC/JDA Bond Finance, Inc., 7.38%, 10/15/24 (b)		23,793	24,358,084
United Group BV:
4.38%, 7/01/22	EUR	2,097	2,540,416
(3 mo. EURIBOR + 4.375%), 4.38%, 7/01/23 (a)		3,186	3,803,838

			54,348,463
IT Services — 1.9%
Alliance Data Systems Corp.:
5.25%, 12/01/17 (b)	USD	15,152	15,205,032
6.38%, 4/01/20 (b)		3,360	3,402,000
5.88%, 11/01/21 (b)		15,351	15,965,040
5.38%, 8/01/22 (b)		24,909	25,656,270
APX Group, Inc.:
6.38%, 12/01/19		2,031	2,076,697
8.75%, 12/01/20		15,118	15,590,437
7.88%, 12/01/22		10,654	11,586,225
7.63%, 9/01/23 (b)		2,124	2,232,855
Booz Allen Hamilton, Inc., 5.13%, 5/01/25 (b)		24,769	25,016,690
First Data Corp.:
7.00%, 12/01/23 (b)		52,221	55,761,584
5.75%, 1/15/24 (b)		96,028	100,469,295
Gartner, Inc., 5.13%, 4/01/25 (b)		16,201	17,092,055
Iron Mountain Europe PLC, 6.13%, 9/15/22	GBP	420	587,562
Sabre GLBL, Inc.:
5.38%, 4/15/23 (b)	USD	10,934	11,330,904
5.25%, 11/15/23 (b)		5,071	5,210,453
WEX, Inc., 4.75%, 2/01/23 (b)		21,090	21,617,250

			328,800,349
Life Sciences Tools & Services — 1.6%
Avantor, Inc.:
4.75%, 10/01/24	EUR	3,341	4,019,032
6.00%, 10/01/24 (b)	USD	83,872	85,968,800
9.00%, 10/01/25 (b)		21,467	21,963,532
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24 (b)		16,371	18,171,810
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (b)		77,458	81,040,433
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 5/15/22 (b)		54,635	53,542,300
Quintiles IMS, Inc.:
4.88%, 5/15/23 (b)		1,188	1,235,520
3.25%, 3/15/25 (b)	EUR	2,975	3,573,038
3.25%, 3/15/25		800	960,817

Corporate Bonds		Par (000)	Value
Life Sciences Tools & Services (continued)
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (b)	USD	5,356	$5,570,240

			276,045,522
Machinery — 0.8%
Allison Transmission, Inc., 5.00%, 10/01/24 (b)		7,510	7,794,253
Colfax Corp., 3.25%, 5/15/25	EUR	3,571	4,365,348
EnPro Industries, Inc.:
5.88%, 9/15/22 (b)	USD	7,529	7,858,394
5.88%, 9/15/22		2,540	2,651,125
Gates Global LLC/Gates Global Co.:
5.75%, 7/15/22	EUR	3,375	4,068,668
6.00%, 7/15/22 (b)	USD	49,195	50,547,863
Grinding Media, Inc./MC Grinding Media Canada, Inc., 7.38%, 12/15/23 (b)		13,927	15,110,795
Mercer International, Inc.:
7.75%, 12/01/22		1,126	1,194,967
6.50%, 2/01/24		3,227	3,356,080
Navistar International Corp., 8.25%, 11/01/21		10,401	10,440,004
SPX FLOW, Inc., 5.63%, 8/15/24 (b)		1,623	1,700,093
Terex Corp., 5.63%, 2/01/25 (b)		17,757	18,711,439
Wabash National Corp., 5.50%, 10/01/25 (b)		12,659	12,896,356

			140,695,385
Marine — 0.0%
CMA CGM SA:
7.75%, 1/15/21	EUR	2,192	2,723,873
6.50%, 7/15/22		3,498	4,336,180

			7,060,053
Media — 8.1%
Altice Luxembourg SA:
7.25%, 5/15/22		2,100	2,638,341
7.75%, 5/15/22 (b)	USD	25,842	27,424,823
6.25%, 2/15/25	EUR	2,900	3,718,828
7.63%, 2/15/25 (b)	USD	1,100	1,186,625
AMC Entertainment Holdings, Inc., 6.38%, 11/15/24	GBP	1,140	1,545,929
AMC Networks, Inc.:
5.00%, 4/01/24	USD	5,314	5,486,705
4.75%, 8/01/25		19,756	19,953,560
Banijay Group SAS, 4.00%, 7/01/22	EUR	1,034	1,277,804
Cablevision Systems Corp.:
7.75%, 4/15/18	USD	23,072	23,677,640
8.00%, 4/15/20		12,642	14,016,817
CBS Radio, Inc., 7.25%, 11/01/24 (b)		4,989	5,325,757
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		843	868,290
5.13%, 5/01/23 (b)		36,764	38,280,515
5.13%, 5/01/27 (b)		120,366	122,021,033
5.00%, 2/01/28 (b)		24,080	23,996,924
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
6.38%, 9/15/20 (b)		4,886	4,989,827
5.13%, 12/15/21 (b)		41,267	41,989,173
5.13%, 12/15/21 (b)		22,547	22,941,573
7.75%, 7/15/25 (b)		57,336	63,356,280
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.20%, 3/15/28 (b)		4,240	4,290,477
5.38%, 5/01/47 (b)		3,700	3,843,807
Clear Channel International BV, 8.75%, 12/15/20 (b)		29,010	30,387,975
Clear Channel Worldwide Holdings, Inc.:
Series A, 7.63%, 3/15/20		18,475	18,197,875
Series A, 6.50%, 11/15/22		24,765	25,415,081
Series B, 7.63%, 3/15/20		43,681	43,134,987

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	53

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Media (continued)
Series B, 6.50%, 11/15/22	USD	93,733	$96,544,990
CSC Holdings LLC:
7.88%, 2/15/18		3,834	3,905,887
10.13%, 1/15/23 (b)		79,009	91,156,634
5.25%, 6/01/24		32,584	32,950,570
6.63%, 10/15/25 (b)		14,470	15,844,650
10.88%, 10/15/25 (b)		67,732	83,733,685
DISH DBS Corp.:
5.88%, 7/15/22		8,499	9,030,187
5.00%, 3/15/23		36,654	37,455,806
5.88%, 11/15/24		147	154,074
7.75%, 7/01/26		59,310	68,097,963
Dish Network Corp., 3.38%, 8/15/26 (l)		24,807	27,752,831
iHeartCommunications, Inc.:
9.00%, 12/15/19		5,246	3,960,730
9.00%, 3/01/21		10,107	7,175,970
9.00%, 9/15/22		14,979	10,560,195
10.63%, 3/15/23		42,245	29,782,725
Lions Gate Entertainment Corp., 5.88%, 11/01/24 (b)		5,703	5,988,150
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 5/15/24 (b)		5,926	5,844,517
MDC Partners, Inc., 6.50%, 5/01/24 (b)		21,137	21,295,527
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 8/15/23 (b)		15,288	16,472,820
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22		7,104	7,343,760
5.63%, 2/15/24		2,468	2,572,890
5.88%, 3/15/25		1,700	1,780,750
SFR Group SA:
5.38%, 5/15/22	EUR	2,821	3,480,823
6.00%, 5/15/22 (b)	USD	25,717	26,874,265
6.00%, 5/15/22		1,100	1,149,500
7.38%, 5/01/26 (b)		104,991	113,390,280
Sirius Xm Radio, Inc., 5.00%, 8/01/27 (b)		9,884	10,081,680
TEGNA, Inc.:
5.13%, 10/15/19		5,496	5,578,440
5.50%, 9/15/24 (b)		4,205	4,425,763
Townsquare Media, Inc., 6.50%, 4/01/23 (b)		4,806	4,878,090
Tribune Media Co., 5.88%, 7/15/22		7,945	8,262,800
Unitymedia GmbH, 3.75%, 1/15/27	EUR	1,700	2,027,041
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.75%, 1/15/23		4,288	5,288,895
5.63%, 4/15/23		943	1,175,477
4.00%, 1/15/25		6,011	7,521,742
5.00%, 1/15/25 (b)	USD	8,650	9,093,313
4.63%, 2/15/26	EUR	3,800	4,873,396
3.50%, 1/15/27		1,071	1,307,655
6.25%, 1/15/29		2,581	3,450,841
Univision Communications, Inc.:
5.13%, 5/15/23 (b)	USD	18,433	18,801,660
5.13%, 2/15/25 (b)		18,362	18,522,667
UPCB Finance IV Ltd., 4.00%, 1/15/27	EUR	8,100	10,075,937
Urban One, Inc., 7.38%, 4/15/22 (b)	USD	4,415	4,415,000
Videotron Ltd., 5.13%, 4/15/27 (b)		15,307	15,914,688
Virgin Media Receivables Financing Notes I DAC:
5.50%, 9/15/24	GBP	2,755	3,779,594
5.50%, 9/15/24		2,550	3,498,354
WMG Acquisition Corp., 4.13%, 11/01/24	EUR	1,925	2,411,881
Ziggo Bond Co. BV, 7.13%, 5/15/24		1,000	1,329,145

			1,420,980,884

Corporate Bonds		Par (000)	Value
Metals & Mining — 5.4%
Alcoa Nederland Holding BV, 7.00%, 9/30/26 (b)	USD	6,117	$6,927,503
Anglo American Capital PLC:
3.50%, 3/28/22	EUR	4,750	6,248,016
4.13%, 9/27/22 (b)	USD	1,800	1,870,262
4.88%, 5/14/25 (b)		1,880	1,993,132
ArcelorMittal:
3.00%, 4/09/21	EUR	1,000	1,271,209
3.13%, 1/14/22		600	771,124
7.50%, 10/15/39 (d)	USD	5,840	7,008,000
7.25%, 3/01/41		8,639	10,226,416
Big River Steel LLC/BRS Finance Corp., 7.25%, 9/01/25 (b)		10,274	10,900,714
Constellium NV:
7.00%, 1/15/23	EUR	1,600	2,007,706
8.00%, 1/15/23 (b)	USD	24,806	26,232,345
5.75%, 5/15/24 (b)		13,495	13,495,000
6.63%, 3/01/25 (b)		45,056	46,126,080
First Quantum Minerals Ltd.:
7.00%, 2/15/21 (b)		31,455	32,359,331
7.25%, 5/15/22 (b)		1,091	1,116,911
7.50%, 4/01/25 (b)		7,321	7,485,723
Freeport-McMoRan, Inc.:
2.38%, 3/15/18		97,498	97,498,000
3.10%, 3/15/20		46,326	46,418,652
4.00%, 11/14/21		18,404	18,496,020
3.55%, 3/01/22		25,606	25,213,972
3.88%, 3/15/23		51,952	51,172,720
5.40%, 11/14/34		8,369	7,992,395
5.45%, 3/15/43		85,786	80,156,294
Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (b)		12,029	13,472,480
Kaiser Aluminum Corp., 5.88%, 5/15/24		5,126	5,484,820
Kinross Gold Corp.:
4.50%, 7/15/27 (b)		7,541	7,606,984
6.88%, 9/01/41		5,000	5,550,000
Novelis Corp.:
6.25%, 8/15/24 (b)		48,591	50,665,836
5.88%, 9/30/26 (b)		55,765	56,601,475
Nyrstar Netherlands Holdings BV, 6.88%, 3/15/24	EUR	4,453	5,527,172
Ovako AB, 5.00%, 10/05/22		1,500	1,809,006
Steel Dynamics, Inc.:
5.13%, 10/01/21	USD	27,729	28,526,209
5.25%, 4/15/23		11,386	11,841,440
5.50%, 10/01/24		9,873	10,564,110
4.13%, 9/15/25 (b)		11,081	11,170,978
5.00%, 12/15/26		9,205	9,826,337
SunCoke Energy Partners LP/SunCoke Energy
Partners Finance Corp., 7.50%, 6/15/25 (b)		14,320	14,785,400
Teck Resources Ltd.:
4.50%, 1/15/21		2,085	2,186,644
4.75%, 1/15/22		2,611	2,760,323
3.75%, 2/01/23		28,547	28,909,547
8.50%, 6/01/24 (b)		53,729	61,654,027
6.13%, 10/01/35		7,135	7,991,200
6.00%, 8/15/40		31,301	33,961,585
5.20%, 3/01/42		25,048	24,922,760
5.40%, 2/01/43		19,033	19,038,710
thyssenkrupp AG:
2.75%, 3/08/21	EUR	1,100	1,382,638
1.38%, 3/03/22		6,075	7,274,778

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
United States Steel Corp., 8.38%, 7/01/21 (b)	USD	20,963	$23,164,115

			949,666,099
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust, Inc., 5.00%, 12/15/21		20,033	20,909,444
Multiline Retail — 0.3%
B&M European Value Retail SA, 4.13%, 2/01/22	GBP	1,775	2,467,169
Dollar Tree, Inc., 5.75%, 3/01/23	USD	36,131	38,118,205
JC Penney Corp., Inc.:
8.13%, 10/01/19		2,895	3,090,413
6.38%, 10/15/36		4,185	2,960,887
7.40%, 4/01/37		1,478	1,108,500

			47,745,174
Oil, Gas & Consumable Fuels — 10.5%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.88%, 12/15/24 (b)		7,489	8,088,120
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 9/15/24		3,720	3,850,200
Antero Resources Corp.:
5.13%, 12/01/22		4,986	5,098,185
5.63%, 6/01/23		5,001	5,213,543
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 4/01/22 (b)		18,425	19,760,813
Blackstone CQP HoldCo LP:
6.50%, 3/20/21 (b)		134,732	136,079,320
6.00%, 8/18/21 (b)		21,955	21,461,013
California Resources Corp., 8.00%, 12/15/22 (b)		9,006	5,853,900
Callon Petroleum Co., 6.13%, 10/01/24		16,562	17,141,670
Carrizo Oil & Gas, Inc.:
6.25%, 4/15/23		13,410	13,611,150
8.25%, 7/15/25		6,952	7,551,610
Cheniere Corpus Christi Holdings LLC:
7.00%, 6/30/24		24,434	27,854,760
5.88%, 3/31/25		29,851	32,127,139
5.13%, 6/30/27 (b)		41,392	42,633,760
Cheniere Energy Partners LP, 5.25%, 10/01/25 (b)		10,422	10,656,495
Chesapeake Energy Corp.:
6.88%, 11/15/20		13,867	14,283,010
8.00%, 12/15/22 (b)		6,094	6,566,285
5.75%, 3/15/23		2,015	1,858,837
8.00%, 1/15/25 (b)		15,059	15,209,590
8.00%, 1/15/25 (b)		353	356,530
8.00%, 6/15/27 (b)		60,245	59,642,550
CONSOL Energy, Inc., 5.88%, 4/15/22		180,202	182,004,020
Continental Resources, Inc.:
3.80%, 6/01/24		11,190	10,798,350
4.90%, 6/01/44		16,762	15,211,515
Corral Petroleum Holdings AB, 11.75% (11.75% Cash or 11.75% PIK), 5/15/21 (i)	EUR	2,100	2,778,542
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 5/15/25 (b)	USD	18,323	18,987,209
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 4/01/23		16,180	16,685,625
CrownRock LP/CrownRock Finance, Inc.:
7.13%, 4/15/21 (b)		24,409	25,141,270
7.75%, 2/15/23 (b)		10,940	11,678,450
DCP Midstream Operating LP:
6.45%, 11/03/36 (b)		13,654	14,336,700
6.75%, 9/15/37 (b)		2,311	2,466,993
DEA Finance SA, 7.50%, 10/15/22	EUR	1,600	2,088,998
Denbury Resources, Inc.:
5.50%, 5/01/22	USD	25,283	14,442,914

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
4.63%, 7/15/23	USD	10,110	$5,358,300
Diamondback Energy, Inc., 5.38%, 5/31/25		12,872	13,419,060
Eclipse Resources Corp., 8.88%, 7/15/23		4,630	4,711,025
Energy Transfer Equity LP:
7.50%, 10/15/20		10,420	11,735,525
5.88%, 1/15/24		9,724	10,441,145
5.50%, 6/01/27		33,797	35,571,343
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 5/01/20		20,950	17,440,875
8.00%, 11/29/24 (b)		16,006	16,166,060
Extraction Oil & Gas, Inc., 7.38%, 5/15/24 (b)		11,315	11,767,600
Extraction Oil & Gas, Inc./Extraction Finance Corp., 7.88%, 7/15/21 (b)		19,375	20,440,625
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		4,525	4,541,969
6.50%, 10/01/25		8,908	8,807,785
Great Western Petroleum LLC/Great Western Finance Corp., 9.00%, 9/30/21 (b)		26,306	26,470,413
Gulfport Energy Corp.:
6.63%, 5/01/23		8,333	8,437,163
6.00%, 10/15/24		4,880	4,916,600
6.38%, 5/15/25		6,549	6,630,863
Halcon Resources Corp., 6.75%, 2/15/25 (b)		67,906	70,282,710
Matador Resources Co., 6.88%, 4/15/23		13,483	14,275,126
MEG Energy Corp.:
6.38%, 1/30/23 (b)		13,368	11,663,580
7.00%, 3/31/24 (b)		25,981	22,278,707
6.50%, 1/15/25 (b)		48,089	46,946,886
Murphy Oil Corp.:
4.70%, 12/01/22		7,156	7,156,000
6.13%, 12/01/42		6,372	6,117,120
Newfield Exploration Co., 5.63%, 7/01/24		8,551	9,170,947
NGL Energy Partners LP/NGL Energy Finance Corp.:
5.13%, 7/15/19		9,700	9,700,000
6.88%, 10/15/21		9,740	9,740,000
7.50%, 11/01/23		14,482	14,409,590
NGPL PipeCo LLC:
4.38%, 8/15/22 (b)		11,546	11,978,975
4.88%, 8/15/27 (b)		793	830,945
7.77%, 12/15/37 (b)		30,513	37,988,685
Oasis Petroleum, Inc.:
6.50%, 11/01/21		7,429	7,577,580
6.88%, 3/15/22		12,505	12,723,837
6.88%, 1/15/23		3,387	3,437,805
ONEOK, Inc., 6.00%, 6/15/35		2,460	2,735,116
Parsley Energy LLC/Parsley Finance Corp.:
6.25%, 6/01/24 (b)		2,461	2,590,203
5.38%, 1/15/25 (b)		18,059	18,442,754
5.25%, 8/15/25 (b)		5,070	5,152,387
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/25 (b)		12,853	13,142,193
Peabody Energy Corp.:
6.00%, 3/31/22 (b)		2,630	2,715,475
6.38%, 3/31/25 (b)		6,928	7,118,520
QEP Resources, Inc., 5.38%, 10/01/22		2,542	2,497,515
Range Resources Corp.:
5.88%, 7/01/22 (b)(d)		18,885	19,498,763
4.88%, 5/15/25		6,100	6,008,500
Resolute Energy Corp., 8.50%, 5/01/20		19,049	19,382,357
Rockies Express Pipeline LLC:
5.63%, 4/15/20 (b)		8,215	8,636,019
6.88%, 4/15/40 (b)		30,437	33,785,070
RSP Permian, Inc.:
6.63%, 10/01/22		19,054	19,982,883

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	55

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
5.25%, 1/15/25 (b)	USD	9,780	$9,926,700
Sanchez Energy Corp.:
7.75%, 6/15/21		2,010	1,904,475
6.13%, 1/15/23 (d)		44,871	38,364,705
Seven Generations Energy Ltd.:
6.88%, 6/30/23 (b)		31,976	33,894,560
5.38%, 9/30/25 (b)		20,002	20,152,015
SM Energy Co.:
1.50%, 7/01/21 (l)		21,380	20,070,475
6.50%, 11/15/21		4,350	4,393,500
6.13%, 11/15/22		7,859	7,878,647
6.50%, 1/01/23		8,818	8,884,135
5.63%, 6/01/25		4,242	4,029,900
6.75%, 9/15/26		6,965	6,965,000
Southwestern Energy Co.:
7.50%, 4/01/26		22,976	23,895,040
7.75%, 10/01/27		7,107	7,373,513
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.:
5.50%, 9/15/24 (b)		14,339	14,733,323
5.50%, 1/15/28 (b)		24,192	24,585,120
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.13%, 2/01/25		6,787	6,990,610
5.38%, 2/01/27		7,589	7,902,046
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.50%, 10/15/19		2,636	2,774,390
6.13%, 10/15/21		12,348	12,733,875
6.25%, 10/15/22		4,625	4,919,844
Trinidad Drilling Ltd., 6.63%, 2/15/25 (b)		24,582	22,984,170
Tullow Oil PLC:
6.00%, 11/01/20 (b)		3,430	3,404,275
6.00%, 11/01/20		1,300	1,290,250
6.25%, 4/15/22		1,860	1,808,850
6.25%, 4/15/22 (b)		600	583,500
Whiting Petroleum Corp., 5.00%, 3/15/19		13,528	13,532,058
WildHorse Resource Development Corp., 6.88%, 2/01/25 (b)		7,792	7,782,260
Williams Cos., Inc., 5.75%, 6/24/44		54,001	57,106,057
WPX Energy, Inc.:
7.50%, 8/01/20		11,400	12,397,500
6.00%, 1/15/22		12,139	12,548,691
8.25%, 8/01/23		3,238	3,630,607
5.25%, 9/15/24		3,052	3,059,630

			1,838,841,386
Paper & Forest Products — 0.1%
Norbord, Inc., 6.25%, 4/15/23 (b)		9,595	10,506,525
Sappi Papier Holding GmbH, 4.00%, 4/01/23	EUR	1,900	2,369,105
Smurfit Kappa Acquisitions Unlimited Co., 2.38%, 2/01/24		925	1,137,532
Stora Enso OYJ, 2.50%, 6/07/27		1,550	1,832,642

			15,845,804
Pharmaceuticals — 1.9%
Catalent Pharma Solutions, Inc., 4.75%, 12/15/24		900	1,146,051
Endo DAC/Endo Finance LLC/Endo Finco, Inc.:
6.00%, 7/15/23 (b)	USD	11,774	9,713,550
5.88%, 10/15/24 (b)		8,614	9,023,165
Endo Finance LLC, 5.75%, 1/15/22 (b)		4,585	4,023,337
Endo Finance LLC/Endo Finco, Inc., 7.25%, 1/15/22 (b)(d)		8,096	7,569,760
Endo Ltd./Endo Finance LLC/Endo Finco, Inc., 6.00%, 2/01/25 (b)(d)		6,458	5,230,980

Corporate Bonds		Par (000)	Value
Pharmaceuticals (continued)
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (b)	USD	6,550	$6,517,250
5.75%, 8/01/22 (b)		9,316	9,106,390
5.63%, 10/15/23 (b)		11,598	10,829,633
5.50%, 4/15/25 (b)		16,759	15,124,997
Nidda Healthcare Holding AG, 3.50%, 9/30/24	EUR	1,665	1,989,499
Prestige Brands, Inc., 6.38%, 3/01/24 (b)	USD	10,850	11,663,750
Valeant Pharmaceuticals International, Inc.:
7.00%, 10/01/20 (b)		31,011	31,204,819
6.38%, 10/15/20 (b)		29,189	29,261,973
7.50%, 7/15/21 (b)		27,831	27,761,423
6.75%, 8/15/21 (b)		15,664	15,370,300
5.63%, 12/01/21 (b)		20,777	19,426,495
6.50%, 3/15/22 (b)		17,550	18,559,125
7.25%, 7/15/22 (b)		4,420	4,309,500
5.50%, 3/01/23 (b)		1,462	1,282,905
4.50%, 5/15/23	EUR	1,214	1,223,183
5.88%, 5/15/23 (b)	USD	25,650	22,668,187
7.00%, 3/15/24 (b)		31,157	33,262,902
6.13%, 4/15/25 (b)		41,031	35,953,414

			332,222,588
Professional Services — 0.1%
IHS Markit Ltd., 4.75%, 2/15/25 (b)		14,304	15,305,280
Real Estate Management & Development — 0.2%
ADLER Real Estate AG, 4.75%, 4/08/20	EUR	1,483	1,846,893
DEMIRE Deutsche Mittelstand Real Estate AG:
2.88%, 7/15/22		1,750	2,109,225
2.88%, 7/15/22		1,707	2,055,219
Howard Hughes Corp., 5.38%, 3/15/25 (b)	USD	7,112	7,254,240
Realogy Group LLC/Realogy Co-Issuer Corp.:
4.50%, 4/15/19 (b)		7,254	7,444,417
5.25%, 12/01/21 (b)		18,121	18,845,840
4.88%, 6/01/23 (b)		4,408	4,529,220

			44,085,054
Road & Rail — 0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.13%, 6/01/22 (b)		4,413	4,473,679
6.38%, 4/01/24 (b)(o)		4,210	4,388,925
Avis Budget Finance PLC:
4.13%, 11/15/24	EUR	2,500	2,999,291
4.50%, 5/15/25		2,748	3,296,561
Hertz Corp., 7.63%, 6/01/22 (b)	USD	14,621	15,077,906
Hertz Holdings Netherlands BV, 4.13%, 10/15/21 (o)	EUR	3,725	4,436,796
Park Aerospace Holdings Ltd.:
3.63%, 3/15/21 (b)	USD	16,211	16,251,527
5.25%, 8/15/22 (b)		6,913	7,189,520
4.50%, 3/15/23 (b)		8,105	8,093,734
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (b)		7,749	8,039,587

			74,247,526
Semiconductors & Semiconductor Equipment — 0.8%
Advanced Micro Devices, Inc.:
7.50%, 8/15/22		4,083	4,613,790
7.00%, 7/01/24		2,670	2,823,525
Micron Technology, Inc.:
5.25%, 8/01/23 (b)		22,582	23,553,026
7.50%, 9/15/23		6,675	7,417,594
5.50%, 2/01/25		544	580,040
3.00%, 11/15/43 (l)		9,918	13,705,436

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Semiconductors & Semiconductor Equipment (continued)
Microsemi Corp., 9.13%, 4/15/23 (b)	USD	1,290	$1,475,437
NXP BV/NXP Funding LLC:
4.13%, 6/15/20 (b)		13,528	14,119,850
4.13%, 6/01/21 (b)		14,934	15,624,697
4.63%, 6/15/22 (b)		15,667	16,763,690
3.88%, 9/01/22 (b)		8,004	8,344,170
5.75%, 3/15/23 (b)		8,137	8,492,994
4.63%, 6/01/23 (b)		18,684	20,085,300
Versum Materials, Inc., 5.50%, 9/30/24 (b)		7,948	8,424,880

			146,024,429
Software — 2.0%
BMC Software Finance, Inc., 8.13%, 7/15/21 (b)		60,221	61,651,249
CDK Global, Inc., 4.88%, 6/01/27 (b)		23,722	24,374,355
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 8/01/22 (b)		2,990	2,922,725
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (b)(i)		16,832	17,131,610
Infor U.S., Inc., 6.50%, 5/15/22		69,287	71,841,612
Informatica LLC, 7.13%, 7/15/23 (b)		29,622	29,770,110
Nuance Communications, Inc.:
5.38%, 8/15/20 (b)		2,051	2,085,867
6.00%, 7/01/24		7,837	8,485,904
5.63%, 12/15/26 (b)		5,141	5,449,460
PTC, Inc., 6.00%, 5/15/24		7,018	7,561,895
Rackspace Hosting, Inc., 8.63%, 11/15/24 (b)		12,250	13,071,975
Sophia LP/Sophia Finance, Inc., 9.00%, 9/30/23 (b)		8,854	9,174,957
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23		23,288	24,578,737
Symantec Corp., 5.00%, 4/15/25 (b)		9,980	10,435,387
TIBCO Software, Inc., 11.38%, 12/01/21 (b)		54,019	59,150,805

			347,686,648
Specialty Retail — 0.6%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		18,484	19,315,780
Autodis SA:
4.38%, 5/01/22	EUR	1,300	1,589,992
(3 mo. EURIBOR + 4.375%), 4.38%, 5/01/22 (a)		975	1,166,566
Group 1 Automotive, Inc.:
5.00%, 6/01/22	USD	4,355	4,512,869
5.25%, 12/15/23 (b)		1,758	1,779,975
L Brands, Inc.:
6.63%, 4/01/21		3,560	3,916,000
6.88%, 11/01/35		19,702	19,110,940
Masaria Investments SAU:
5.00%, 9/15/24	EUR	2,363	2,827,166
(3 mo. EURIBOR + 5.250%), 4.89%, 9/15/24 (a)		2,080	2,464,410
Maxeda DIY Holding BV, 6.13%, 7/15/22		1,000	1,236,208
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (b)	USD	13,907	7,231,640
Penske Automotive Group, Inc.:
5.75%, 10/01/22		12,957	13,379,398
5.50%, 5/15/26		2,660	2,749,775
PetSmart, Inc., 5.88%, 6/01/25 (b)		8,377	7,308,933
Staples, Inc., 8.50%, 9/15/25 (b)		14,655	14,251,987

			102,841,639
Technology Hardware, Storage & Peripherals — 0.6%
Dell International LLC/EMC Corp., 7.13%, 6/15/24 (b)		35,333	39,036,796
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (b)		19,138	18,707,395

Corporate Bonds		Par (000)	Value
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp.:
7.38%, 4/01/23 (b)	USD	23,793	$26,065,231
10.50%, 4/01/24		24,831	29,176,425

			112,985,847
Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands, Inc., 4.63%, 5/15/24 (b)		3,407	3,547,539
Levi Strauss & Co., 3.38%, 3/15/27	EUR	1,950	2,367,555
PVH Corp.:
4.50%, 12/15/22	USD	5,000	5,112,500
7.75%, 11/15/23		450	543,375
SMCP Group SAS, 5.88%, 5/01/23	EUR	2,435	3,129,091
Springs Industries, Inc., 6.25%, 6/01/21	USD	2,844	2,932,875

			17,632,935
Thrifts & Mortgage Finance — 0.2%
Deutsche Pfandbriefbank AG, 4.60%, 2/22/27	EUR	700	912,627
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.:
5.25%, 3/15/22 (b)	USD	3,550	3,621,000
5.25%, 10/01/25 (b)		12,906	12,785,071
MGIC Investment Corp., 5.75%, 8/15/23		2,117	2,328,700
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (b)		9,040	9,107,800

			28,755,198
Trading Companies & Distributors — 1.4%
Aircastle Ltd.:
7.63%, 4/15/20		1,026	1,142,707
5.50%, 2/15/22		16,200	17,698,500
American Builders & Contractors Supply Co., Inc.:
5.63%, 4/15/21 (b)		2,435	2,489,787
5.75%, 12/15/23 (b)		4,613	4,912,845
Ashtead Capital, Inc., 5.63%, 10/01/24 (b)		3,904	4,196,800
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		7,593	8,086,545
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%, 3/15/24 (b)		61,051	65,706,139
HD Supply, Inc., 5.75%, 4/15/24 (b)		52,323	55,985,610
Herc Rentals, Inc.:
7.50%, 6/01/22 (b)		11,038	11,934,837
7.75%, 6/01/24 (b)		8,868	9,621,780
Loxam SAS:
3.50%, 4/15/22	EUR	328	406,445
3.50%, 5/03/23		2,300	2,832,798
4.25%, 4/15/24		3,236	4,093,247
6.00%, 4/15/25		1,005	1,288,766
Rexel SA:
3.50%, 6/15/23		4,827	5,994,072
2.63%, 6/15/24		2,150	2,580,234
United Rentals North America, Inc.:
7.63%, 4/15/22	USD	557	579,726
5.75%, 11/15/24		2,168	2,300,790
5.50%, 7/15/25		3,203	3,431,214
4.63%, 10/15/25		23,384	23,676,300
5.88%, 9/15/26		400	434,500
5.50%, 5/15/27		492	524,595
4.88%, 1/15/28		18,917	19,011,585

			248,929,822
Transportation Infrastructure — 0.1%
Hapag-Lloyd AG, 5.13%, 7/15/24	EUR	2,468	3,018,337
Heathrow Finance PLC, 3.88%, 3/01/27	GBP	1,677	2,204,125
Silk Bidco AS, 7.50%, 2/01/22	EUR	2,669	3,292,009
Swissport Financing S.à r.l.:
6.75%, 12/15/21		2,745	3,447,069

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	57

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Transportation Infrastructure (continued)
9.75%, 12/15/22	EUR	2,100	$2,680,432

			14,641,972
Wireless Telecommunication Services — 3.3%
CB Escrow Corp., 8.00%, 10/15/25 (b)	USD	13,993	14,062,965
Digicel Group Ltd., 7.13%, 4/01/22 (b)		17,225	15,603,094
Digicel Ltd., 6.00%, 4/15/21 (b)		49,899	48,708,410
Matterhorn Telecom SA:
3.88%, 5/01/22	EUR	4,275	5,216,036
(3 mo. EURIBOR + 3.250%), 3.25%, 2/01/23 (a)		1,701	2,012,073
SoftBank Group Corp.:
4.00%, 7/30/22		1,510	1,941,348
4.75%, 9/19/24	USD	6,100	6,068,561
4.75%, 7/30/25	EUR	3,188	4,174,807
Sprint Capital Corp.:
6.90%, 5/01/19	USD	5,835	6,221,569
6.88%, 11/15/28		49,068	54,956,160
8.75%, 3/15/32		57,081	72,992,329
Sprint Communications, Inc.:
9.00%, 11/15/18 (b)		13,980	15,016,897
7.00%, 3/01/20 (b)		41,585	45,483,594
Sprint Corp.:
7.25%, 9/15/21		33,717	37,468,016
7.88%, 9/15/23		41,696	48,367,360
7.13%, 6/15/24		90,791	102,139,875
7.63%, 2/15/25		16,465	18,883,297
T-Mobile USA, Inc.:
4.00%, 4/15/22		6,423	6,651,145
6.00%, 3/01/23		17,055	17,971,706
6.63%, 4/01/23		11,210	11,798,749
6.84%, 4/28/23		6,635	7,008,219
6.38%, 3/01/25		5,030	5,415,801
5.13%, 4/15/25		13,062	13,649,790
5.38%, 4/15/27		7,837	8,446,719
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.88%, 5/01/22 (b)		6,565	6,844,013

			577,102,533
Total Corporate Bonds — 80.3%			14,094,964,065

Floating Rate Loan Interests
Aerospace & Defense — 0.1%
Sequa Mezzanine Holdings LLC:
Initial Loan (Second Lien), (3 mo. LIBOR US + 9.00%, 1.00% Floor), 10.31%, 4/28/22 (p)		3,845	3,936,319
Initial Term Loan (First Lien), (3 mo. LIBOR US + 5.50%, 1.00% Floor), 6.81%, 11/28/21 (p)		10,832	10,896,194

			14,832,513
Air Freight & Logistics — 0.2%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, (6 mo. LIBOR US - 0.10%), 5.45%, 3/19/21 (a)(c)		9,281	8,910,202
Ceva Intercompany BV, Dutch BV Term Loan, (3 mo. LIBOR US + 5.50%, 1.00% Floor), 6.81%, 3/19/21 (p)		9,481	9,148,998
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, (3 mo. LIBOR US + 5.50%, 1.00% Floor), 6.81%, 3/19/21 (p)		1,433	1,382,470

Floating Rate Loan Interests		Par (000)	Value
Air Freight & Logistics (continued)
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, (3 mo. LIBOR US + 5.50%, 1.00% Floor), 6.81%, 3/19/21 (p)	USD	13,502	$13,029,897

			32,471,567
Airlines — 0.0%
Northwest Airlines, Inc.:
Loan B757-200 (N551), (6 mo. LIBOR US + 1.23%), 2.68%, 9/10/18 (c)(p)		1,393	1,372,777
Loan B757-200 (N554), (6 mo. LIBOR US + 1.23%), 2.68%, 9/10/18 (c)(p)		1,405	1,384,816
Loan B757-300 (N550), (6 mo. LIBOR US + 1.23%), 2.68%, 9/10/18 (c)(p)		1,384	1,355,840

			4,113,433
Chemicals — 0.2%
Ascend Performance Materials Operations LLC, Term B Loan, (3 mo. LIBOR US + 5.25%, 1.00% Floor), 6.58%, 8/12/22 (c)(p)		29,496	29,716,784
Tronox Finance LLC (Tronox Blocked Borrower LLC):
Blocked Dollar Term Loan (First Lien), 9/23/24 (q)		1,798	1,803,991
Initial Dollar Term Loan (First Lien), 9/23/24 (q)		4,148	4,163,057

			35,683,832
Commercial Services & Supplies — 0.1%
GW Honos Security Corp. (Garda World Security Corp.):
Term B Loan, (3 mo. LIBOR US + 4.00%, 1.00% Floor), 5.31%, 5/24/24 (p)		5,121	5,166,148
Term B Loan, (3 mo. PRIME RATE + 3.00%, 1.00% Floor), 7.25%, 5/24/24 (p)		22	22,200
Tempo Acquisition LLC, Initial Term Loan, (1 mo. LIBOR US + 3.00%, 2.00% Floor), 4.24%, 5/01/24 (p)		9,328	9,329,581

			14,517,929
Construction & Engineering — 0.4%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.):
Initial Term Loan, (2 mo. LIBOR US + 4.25%, 1.00% Floor), 5.51%, 6/21/24 (p)		63,131	63,430,923
Initial Term Loan, (3 mo. LIBOR US + 4.25%, 1.00% Floor), 5.58%, 6/21/24 (p)		189	189,752
Initial Term Loan, (3 mo. LIBOR US + 4.25%, 1.00% Floor), 5.56%, 6/21/24 (p)		12,033	12,090,397

			75,711,072
Diversified Consumer Services — 0.1%
Ascend Learning LLC, Initial Term Loan, (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 7/12/24 (p)		3,781	3,796,124
Laureate Education, Inc., Series 2024 Term Loan, (1 mo. LIBOR US + 4.50%, 1.00% Floor), 5.74%, 4/26/24 (p)		7,637	7,663,659

			11,459,783
Diversified Financial Services — 0.3%
Veritas U.S., Inc., New Dollar Term B Loan, (3 mo. LIBOR US + 4.50%, 1.00% Floor), 5.83%, 1/27/23 (p)		51,661	52,113,369

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Floating Rate Loan Interests		Par (000)	Value
Diversified Telecommunication Services — 1.6%
CenturyLink, Inc., Initial Term B Loan, 2.75%, 1/31/25	USD	48,409	$46,884,117
Digicel International Finance Ltd., Initial Term B Loan (First Lien), (3 mo. LIBOR US + 3.00%, 1.00% Floor), 5.07%, 5/27/24 (p)		21,234	21,287,085
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.07%, 6/30/19 (p)		96,941	96,586,759
Ligado Networks LLC (FKA New LightSquared LLC), Junior Loan, (3 mo. LIBOR US + 1.25%, 1.00% Floor), 13.82%, 12/07/20 (p)		196,444	118,481,272

			283,239,233
Electrical Equipment — 0.1%
Vertiv Group Corp. (FKA Cortes NP Acquisition Corp.), Term B Loan, (1 mo. LIBOR US + 4.00%, 1.00% Floor), 5.24%, 11/30/23 (p)		10,674	10,749,421
Energy Equipment & Services — 0.1%
Weatherford International Ltd., Loan, (1 mo. LIBOR US + 2.30%), 3.54%, 7/13/20 (p)		16,533	16,057,359
Food Products — 0.0%
Chobani LLC (Chobani Idaho LLC), Closing Date Term Loan (First Lien), (1 mo. LIBOR US + 4.25%, 1.00% Floor), 5.48%, 10/10/23 (p)		3,828	3,859,602
Health Care Equipment & Supplies — 0.4%
DJO Finance LLC, Initial Term Loan, (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 6/08/20 (p)		26,803	26,758,197
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-3 Loan, (1 mo. LIBOR US + 5.00%, 1.00% Floor), 6.24%, 6/15/21 (p)		38,552	39,082,558

			65,840,755
Health Care Providers & Services — 0.0%
Surgery Center Holdings, Inc., Initial Term Loan, (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 9/02/24 (p)		8,358	8,284,867
Hotels, Restaurants & Leisure — 0.8%
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.), Term B-7 Loan, 1.50%, 1/28/18		33,687	43,182,845
Caesars Entertainment Resort Properties LLC, Term B Loan (First Lien), (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 10/11/20 (p)		102,816	102,944,915

			146,127,760
Household Products — 0.0%
Diamond (BC) BV, Initial USD Term Loan, (3 mo. LIBOR US + 3.75%, 1.00% Floor), 4.32%, 9/06/24 (p)		6,963	6,938,142
Insurance — 0.1%
Asurion LLC (FKA Asurion Corp.), Second Lien Replacement B-2 Term Loan, 8/04/25 (q)		14,052	14,359,458
USI, Inc. (FKA Compass Investors, Inc.), Initial Term Loan, (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.31%, 5/16/24 (p)		5,525	5,503,783

			19,863,241
Internet Software & Services — 0.1%
Peak 10 Holding Corp.:
Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.81%, 8/01/24 (p)		9,162	9,162,000
Initial Term Loan (Second Lien), (3 mo. LIBOR US + 7.25%, 1.00% Floor), 8.56%, 8/01/25 (p)		3,852	3,864,827

			13,026,827

Floating Rate Loan Interests		Par (000)	Value
Life Sciences Tools & Services — 0.1%
Albany Molecular Research, Inc.:
Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.58%, 8/30/24 (p)	USD	9,228	$9,233,814
Initial Term Loan (Second Lien), (3 mo. LIBOR US + 7.00%, 1.00% Floor), 8.33%, 8/30/25 (p)		1,533	1,550,246
Parexel International Corp., Term Loan B, 3.00%, 9/27/24 (q)		7,605	7,657,322

			18,441,382
Machinery — 0.2%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Initial Term Loan, (2 mo. LIBOR US + 3.75%), 5.08%, 8/18/24 (p)		30,123	30,181,439
Gates Global LLC, Initial B-1 Dollar Term Loan, (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.58%, 4/01/24 (p)		3,332	3,344,471

			33,525,910
Media — 0.2%
CSC Holdings LLC (FKA CSC Holdings, Inc. (Cablevision)), March 2017 Refinancing Term Loan, (1 mo. LIBOR US + 2.25%, 1.00% Floor), 3.48%, 7/17/25 (p)		3,680	3,656,683
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, (3 mo. LIBOR US + 6.75%), 8.08%, 1/30/19 (p)		33,865	26,093,976

			29,750,659
Oil, Gas & Consumable Fuels — 0.7%
BCP Renaissance Parent LLC, Term B Loan, 9/19/24 (q)		14,952	15,106,155
California Resources Corp.:
Loan, (1 mo. LIBOR US + 10.38%, 1.00% Floor), 11.61%, 12/31/21 (p)		2,645	2,816,129
Term Loan, (1 mo. LIBOR US + 3.00%), 4.24%, 11/25/19 (p)		28,512	27,371,927
Chesapeake Energy Corp., Class A Loan, (3 mo. LIBOR US + 7.50%, 1.00% Floor), 8.81%, 8/23/21 (p)		56,590	60,922,321
CITGO Holding, Inc., Term Loan, (3 mo. LIBOR US + 8.50%, 1.00% Floor), 9.80%, 5/12/18 (p)		10,470	10,549,108

			116,765,640
Pharmaceuticals — 0.0%
Alpha 3 BV (AKA Atotech), Initial Term B-1 Loan, (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.33%, 1/31/24 (p)		1,876	1,880,988
Professional Services — 0.0%
Greenrock Finance, Inc., Initial USD Term B Loan (First Lien), (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.83%, 6/28/24 (p)		3,226	3,253,034
Software — 0.6%
Applied Systems, Inc.:
Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.57%, 9/19/24 (p)		6,906	6,972,919
Initial Term Loan (Second Lien), (3 mo. LIBOR US + 7.00%, 1.00% Floor), 8.32%, 9/12/25 (p)		1,598	1,645,940
BMC Software Finance, Inc., Initial B-1 U.S. Term Loan, (1 mo. LIBOR US + 4.00%, 1.00% Floor), 5.24%, 9/10/22 (p)		4,334	4,353,589

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	59

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Floating Rate Loan Interests		Par (000)	Value
Software (continued)
Cypress Intermediate Holdings III, Inc. (FKA Jaguar Holding, Inc.), Initial Term Loan (Second Lien), (1 mo. LIBOR US + 6.75%, 1.00% Floor), 7.98%, 4/28/25 (p)	USD	2,137	$2,195,767
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-6 Term Loan, (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.08%, 2/01/22 (p)		10,328	10,298,651
Kronos, Inc., Initial Term Loan (Second Lien), (3 mo. LIBOR US + 8.25%, 1.00% Floor), 9.56%, 11/01/24 (p)		35,598	36,697,622
McAfee LLC, Term Loan B, 9/27/24 (q)		15,596	15,666,182
Misys Ltd. (AKA Almonde/Tahoe):
Dollar Term Loan (First Lien), (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.82%, 6/13/24 (p)		12,739	12,791,357
Dollar Term Loan (Second Lien), (3 mo. LIBOR US + 7.25%, 1.00% Floor), 8.57%, 6/13/25 (p)		4,642	4,716,597
Project Alpha Intermediate Holding, Inc., Term Loan, (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.81%, 4/26/24 (p)		10,394	10,134,101

			105,472,725
Specialty Retail — 0.2%
Neiman Marcus Group, Inc., Other Term Loan, (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.48%, 10/25/20 (p)		18,544	13,770,956
Staples, Inc., Closing Date Term Loan, (3 mo. LIBOR US + 4.00%, 1.00% Floor), 5.31%, 9/12/24 (p)		14,844	14,772,452

			28,543,408
Water Utilities — 0.0%
HD Supply Waterworks Ltd., Initial Term Loan, (3 mo. LIBOR US + 3.00%, 1.00% Floor),, 4.46%, 8/01/24 (p)		7,854	7,863,817
Total Floating Rate Loan Interests — 6.6%			1,160,388,268

Foreign Agency Obligations
Canada — 0.1%
NOVA Chemicals Corp.:
4.88%, 6/01/24 (b)		14,899	15,085,237
5.25%, 6/01/27 (b)		7,858	7,936,580

			23,021,817
France — 0.1%
NEW Areva Holding SA, 4.88%, 9/23/24	EUR	8,200	10,797,329
Mexico — 0.0%
Petroleos Mexicanos, 5.38%, 3/13/22 (b)	USD	2,420	2,585,649
Total Foreign Agency Obligations — 0.2%			36,404,795

Investment Companies		Shares
iShares iBoxx $ High Yield Corporate Bond ETF (g)(v)		3,574,052	317,232,856
Pershing Square Holdings Ltd. (b)		14,000,000	14,767,200
Total Investment Companies — 1.9%			332,000,056

Non-Agency Mortgage-Backed Securities		Par (000)
Commercial Mortgage-Backed Securities — 0.2%
Core Industrial Trust, Series 2015-CALW, Class G, 3.98%, 2/10/34 (b)(d)	USD	6,000	5,855,063

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class EFX, 3.49%, 12/15/34 (b)(d)	USD	5,000	$5,008,531
Series 2015-NRF, Class FFX, 3.49%, 12/15/34 (b)(d)		15,075	14,974,493
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.71%, 6/10/28 (b)(d)		1,000	1,005,355
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AJ, 5.63%, 10/15/48 (d)		865	864,901
Total Non-Agency Mortgage-Backed Securities — 0.2%			27,708,343

Other Interests (r)		Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp., Escrow (c)(e)(k)		7,955	1
Lear Corp., Escrow (c)(e)(k)		7,495	1

			2
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (e)(k)		9,030	564,375
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (e)(k)		5,675	354,687
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (e)		5,500	343,750
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (e)(k)		2,520	157,500
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (e)		1,000	63,000

			1,483,312
Electric Utilities — 0.0%
Mirant America Corp., Escrow (b)(c)(e)(k)		3,270	—
Mirant America, Inc., Escrow (b)(c)(e)(k)		1,880	—
Mirant Americas Generation LLC, Escrow (c)(e)(k)		1,215	—

			—
Media — 0.0%
Adelphia Communications Corp., Escrow (c)(e)(k)		800	—
Adelphia Communications Corp., Escrow (c)(e)(k)		325	12
Century Communications, Escrow (c)(e)(k)		625	—

			12
Total Other Interests — 0.0%			1,483,326

Preferred Securities		Par (000)

Capital Trusts
Banks — 2.1%
ABN AMRO Bank NV, (5 yr. Euro Swap + 5.452%), 5.75% (j)(m)	EUR	2,200	2,798,532
Allied Irish Banks PLC, (5 yr. Euro Swap + 7.339%), 7.38% (j)(m)		1,600	2,099,723
Banco Bilbao Vizcaya Argentaria SA:
(5 yr. Euro Swap + 9.177%), 8.88% (j)(m)		600	823,800
(5 yr. Euro Swap + 6.155%), 7.00% (j)(m)		5,400	6,653,469

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Preferred Securities		Par (000)	Value
Banks (continued)
Banco Santander SA:
(5 yr. Euro Swap + 5.410%), 6.25% (j)(m)	EUR	3,600	$4,382,461
(5 yr. Euro Swap + 6.803%), 6.75% (j)(m)		4,300	5,590,356
Bank of America Corp.:
Series AA, (3 mo. LIBOR US + 3.898%), 6.10% (j)(m)	USD	9,516	10,491,390
Series X, (3 mo. LIBOR US + 3.705%), 6.25% (j)(m)		29,294	32,296,635
Series Z, (3 mo. LIBOR US + 4.174%), 6.50% (j)(m)		10,616	12,002,715
Bank of Ireland, (5 yr. Euro Swap + 6.956%), 7.38% (j)(m)	EUR	2,816	3,695,779
Barclays PLC, (5 yr. GBP Swap + 6.462%), 7.25% (j)(m)	GBP	3,989	5,746,916
CaixaBank SA, (5 yr. Euro Swap + 6.498%), 6.75% (j)(m)	EUR	800	1,003,513
CIT Group, Inc., (3 mo. LIBOR US + 3.972%), 5.80% (j)(m)	USD	29,981	31,142,764
Citigroup, Inc.:
(3 mo. LIBOR US + 4.068%), 5.95% (j)(m)		11,322	12,185,303
Series N, (3 mo. LIBOR US + 4.093%), 5.80% (j)(m)		17,210	17,769,325
Series O, (3 mo. LIBOR US + 4.059%), 5.88% (j)(m)		6,570	6,862,365
Series R, (3 mo. LIBOR US + 4.478%), 6.13% (j)(m)		10,372	11,098,040
Cooperatieve Rabobank UA:
(5 yr. Euro Swap + 5.250%), 5.50% (j)(m)	EUR	2,100	2,654,235
(5 yr. Euro Swap + 6.697%), 6.63% (j)(m)		3,200	4,264,271
Credit Agricole SA, (5 yr. Euro Swap + 5.120%), 6.50% (j)(m)		3,090	4,062,906
Danske Bank A/S, (6 yr. Euro Swap + 4.640%), 5.75% (j)(m)		1,900	2,404,864
DNB Bank ASA, (5 yr. Swap Semi 30/360 US + 5.080%), 6.50% (j)(m)	USD	925	990,854
Erste Group Bank AG:
(5 yr. Euro Swap + 6.204%), 6.50% (j)(m)	EUR	1,600	2,103,865
(5 yr. Euro Swap + 9.020%), 8.88% (j)(m)		2,200	3,094,197
Hongkong & Shanghai Banking Corp. Ltd., (3 mo. LIBOR US), 1.50% (a)	USD	3,200	2,653,440
HSBC Holdings PLC, (USD Swap Rate 11:00 am NY 1 + 3.746%), 6.00% (j)(m)		24,266	25,379,809
HSH Nordbank AG, 7.25% (m)		2,326	651,280
Intesa Sanpaolo SpA:
(5 yr. Euro Swap + 6.884%), 7.00% (j)(m)	EUR	4,031	5,079,841
(5 yr. Euro Swap + 7.192%), 7.75% (j)(m)		1,380	1,864,978
JPMorgan Chase & Co.:
Series Q, (3 mo. LIBOR US + 3.250%), 5.15% (j)(m)	USD	9,285	9,633,187
Series V, (3 mo. LIBOR US + 3.320%), 5.00% (j)(m)		17,450	17,746,650
Series X, (3 mo. LIBOR US + 3.330%), 6.10% (j)(m)		38,887	42,921,137
KBC Group NV, (5 yr. Euro Swap + 4.759%), 5.63% (j)(m)	EUR	1,600	1,957,215
National Westminster Bank PLC, (3mo. LIBOR + 0.25% %), 1.63% (d)(m)	USD	1,800	1,524,415
Royal Bank of Scotland Group PLC:
(5 yr. Swap Semi 30/360 US + 5.800%), 7.50% (j)(m)		1,300	1,361,425
(5 yr. Swap Semi 30/360 US + 7.598%), 8.63% (j)(m)		10,171	11,277,096
Santander UK Group Holdings PLC, (5 yr. GBP
Swap + 5.792%), 6.75% (j)(m)	GBP	1,300	1,894,422
Société Générale SA:
(3 mo. LIBOR GBP + 3.400%), 8.88% (j)(m)		1,900	2,665,353

Preferred Securities		Par (000)	Value
(5 yr. Swap Semi 30/360 US + 6.238%), 7.38% (b)(j)(m)	USD	1,100	$1,190,750
Swedbank AB, (5 yr. Swap Semi 30/360 US + 4.106%), 6.00% (j)(m)		600	636,666
UniCredit SpA, (5 yr. Euro Swap + 9.300%), 9.25% (j)(m)	EUR	3,325	4,563,475
Wells Fargo & Co.:
Series S, (3 mo. LIBOR US + 3.110%), 5.90% (j)(m)	USD	18,830	20,501,163
Series U, (3 mo. LIBOR US + 3.990%), 5.88% (j)(m)		23,369	26,009,697

			365,730,277
Capital Markets — 0.1%
Goldman Sachs Group, Inc., Series L, (3 mo. LIBOR US + 3.884%), 5.70% (j)(m)		8,456	8,730,820
Morgan Stanley, Series H, (3 mo. LIBOR US + 3.610%), 5.45% (j)(m)		6,391	6,590,719
UBS Group AG:
(5 yr. Euro Swap + 5.287%), 5.75% (j)(m)	EUR	5,050	6,689,707
(5 yr. Swap Semi 30/360 US + 4.866%), 7.00% (j)(m)	USD	1,775	1,992,615

			24,003,861
Chemicals — 0.1%
LANXESS AG, (5 yr. Euro Swap + 4.510%), 4.50%, 12/06/76 (j)	EUR	1,875	2,439,592
Solvay Finance SA:
(5 yr. Euro Swap + 4.889%), 5.12% (j)(m)		6,376	8,475,430
(5 yr. Euro Swap + 3.700%), 5.43% (j)(m)		141	194,560

			11,109,582
Consumer Finance — 0.1%
General Motors Financial Co., Inc., (3 mo. LIBOR US + 3.598%), 5.75% (j)	USD	12,480	12,932,400
Diversified Financial Services — 0.1%
HBOS Capital Funding LP, 6.85% (m)		5,750	5,879,375
HSBC Bank Capital Funding Sterling 1 LP, (6 mo. LIBOR GBP + 1.760%), 5.84% (j)(m)	GBP	400	693,315
Origin Energy Finance Ltd., (5 yr. Euro Swap + 3.670%), 4.00%, 9/16/74 (j)	EUR	2,752	3,399,847
RZB Finance Jersey IV Ltd., (3 mo. EURIBOR + 1.950%), 1.62% (j)(m)		2,200	2,600,717

			12,573,254
Diversified Telecommunication Services — 0.1%
Koninklijke KPN NV:
(5 yr. Euro Swap + 5.202%), 6.13% (j)(m)		3,132	3,892,475
(5 yr. GBP Swap + 5.505%), 6.88%, 3/14/73 (j)	GBP	2,000	2,965,416
Orange SA:
(5 yr. Euro Swap + 3.361%), 4.00% (j)(m)	EUR	1,000	1,283,974
(5 yr. GBP Swap + 3.353%), 5.75% (j)(m)	GBP	1,400	2,085,340

			10,227,205
Electric Utilities — 0.1%
Enel SpA:
(5 yr. Euro Swap + 5.242%), 6.50%, 1/10/74 (j)	EUR	3,515	4,453,469
(5 yr. Euro Swap + 3.648%), 5.00%, 1/15/75 (j)		1,400	1,793,592
(5 yr. GBP Swap + 5.662%), 7.75%, 9/10/75 (j)	GBP	950	1,454,082
Gas Natural Fenosa Finance BV:
(8 yr. Euro Swap + 3.353%), 4.13% (j)(m)	EUR	1,800	2,297,448
(9 yr. Euro Swap + 3.079%), 3.38% (j)(m)		3,000	3,643,186

			13,641,777

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	61

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Preferred Securities		Par (000)	Value
Insurance — 0.0%
Assicurazioni Generali SpA, (3 mo. LIBOR GBP + 2.200%), 6.42% (j)(m)	GBP	2,100	$3,060,220
Ethias SA, 5.00%, 1/14/26	EUR	2,400	3,118,794
Groupama SA, (3 mo. EURIBOR + 5.770%), 6.38% (j)(m)		1,700	2,327,881

			8,506,895
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (b)(m)	USD	2,827	3,017,823
Multi-Utilities — 0.0%
RWE AG, (5 yr. Euro Swap + 2.643%), 2.75%, 4/21/75 (j)	EUR	3,141	3,806,991
Oil, Gas & Consumable Fuels — 0.1%
Repsol International Finance BV: (6 yr. Euro Swap + 3.560%), 3.88% (j)(m)		2,800	3,523,718
(10 yr. Euro Swap + 4.200%), 4.50%, 3/25/75 (j)		3,517	4,496,323
TOTAL SA, (5 yr. Euro Swap + 3.783%), 3.88% (j)(m)		5,444	7,046,316

			15,066,357
Real Estate Management & Development — 0.0%
AT Securities BV, (5 yr. Swap Semi 30/360 US + 3.546%), 5.25% (j)	USD	2,500	2,501,625
Wireless Telecommunication Services — 0.3%
SoftBank Group Corp.:
(USD Swap Rate 11:00 am NY 1 + 4.226%), 6.00% (j)		16,774	16,924,966
(USD Swap Rate 11:00 am NY 1 + 4.854%), 6.88% (j)		19,260	19,816,614
Telefonica Europe BV:
(5 yr. Euro Swap + 3.858%), 3.75% (j)(m)	EUR	1,600	1,990,138
(5 yr. Euro Swap + 3.806%), 4.20% (j)(m)		10,000	12,511,453
(5 yr. Euro Swap + 5.038%), 6.50% (j)(m)		1,000	1,248,079
(5 yr. GBP Swap + 4.458%), 6.75% (j)(m)	GBP	1,700	2,522,881
(6 yr. Euro Swap + 3.804%), 5.00% (j)(m)	EUR	2,300	2,929,843
(8 yr. Euro Swap + 5.586%), 7.63% (j)(m)		1,900	2,701,975

			60,645,949
Total Capital Trusts — 3.1%			543,763,996

Preferred Stocks		Shares
Banks — 0.0%
CF-B L2 (D), LLC (Acquired 4/08/15-12/07/15, cost $3,422,703) (e)(m)(s)	3,446,312		2,949,699
Capital Markets — 0.3%
Morgan Stanley, Series K, 5.85% (m)	1,634,548		44,688,542
Diversified Financial Services — 0.0%
Concrete Investment II SCA (c)(e)(m)		34,464	896,121
Hotels, Restaurants & Leisure — 0.7%
Stars Group, Inc. (c)(e)		111,899	129,920,322
Total Preferred Stocks — 1.0%			178,454,684

Trust Preferreds	Shares	Value
Consumer Finance — 0.4%
GMAC Capital Trust I, Series 2, 6.97%, 2/15/40 (d)	2,348,443	$61,998,895
Total Preferred Securities — 4.5%		784,217,575

Warrants
Media — 0.0%
HMH Holdings, Inc. (Education Media) (Expires 6/22/19) (c)(e)	11,931	2,744
Oil, Gas & Consumable Fuels — 0.0%
Peninsula Energy Ltd. (Expires 12/31/17) (c)(e)(v)	1,961,180	—
Peninsula Energy Ltd. (Expires 12/31/18) (e)(v)	3,502,309	82,416

		82,416
Total Warrants — 0.0%		85,160
Total Long-Term Investments (Cost — $16,715,516,999) — 97.7%		17,152,157,129

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (t)(v)	398,726,592	398,726,592
SL Liquidity Series, LLC, Money Market Series, 1.32% (t)(u)(v)	327,194,137	327,226,856
Total Short-Term Securities (Cost — $725,953,448) — 4.1%		725,953,448

Options Purchased
(Cost — $4,471,325) — 0.0%		1,450,998
Total Investments Before Options Written (Cost — $17,445,941,772) — 101.8%		17,879,561,575

Options Written
(Premiums Received — $ 2,822,400) — (0.0)%		(1,335,667)
Total Investments Net of Options Written — 101.8%		17,878,225,908
Liabilities in Excess of Other Assets — (1.8)%		(319,131,052)

Net Assets — 100.0%		$17,559,094,856

Notes to Consolidated Schedule of Investments

(a)	Floating rate security. Rate shown is the rate in effect as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

(e)	Non-income producing security.

(f)	Securities contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(g)	Security, or a portion of the security, is on loan.

(h)	All or a portion of the security is held by a wholly-owned subsidiary.

(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(j)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Issuer filed for bankruptcy and/or is in default.

(l)	Convertible security.

(m)	Perpetual security with no stated maturity date.

(n)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(o)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(p)	Variable rate security. Rate shown is the rate in effect as of period end.

(q)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(r)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(s)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $2,949,699 and an original cost of $3,422,703 which was less than 0.1% of its net assets.

(t)	Annualized 7-day yield as of period end.

(u)	Security was purchased with the cash collateral from loaned securities.

(v)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at September 30, 2016	Shares Purchased		Shares Sold	Shares Held at September 30, 2017	Value at September 30, 2017	Income		Net Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	258,744,884	139,981,708	[2]	—	398,726,592	$398,726,592	$2,154,678		$2,427	—
SL Liquidity Series, LLC, Money Market Series	199,272,779	127,921,358	[2]	—	327,194,137	327,226,856	1,039,342	[3]	2,397	—
iShares iBoxx $ High Yield Corporate Bond ETF	1,707,968	13,282,997		(11,416,913)	3,574,052	317,232,856	5,963,913		(1,622,969)	$89,253
Peninsula Energy Ltd.	13,944,024	—		—	13,944,024	3,828,192	—		—	(2,129,770)
Peninsula Energy Ltd., Warrants (Expires 12/31/17)	1,961,180	—		—	1,961,180	—	—		—	—
Peninsula Energy Ltd., Warrants (Expires 12/31/18)	3,502,309	—		—	3,502,309	82,416	—		—	(132,024)
Total						$1,047,096,912	$9,157,933		$(1,618,145)	$(2,172,541)

[1]	Includes net capital gain distributions, if applicable.

[2]	Represents net shares purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Citigroup Global Markets, Inc.	(2.00)%	3/23/17	Open	$392,450	$ 388,264	Corporate Bonds	Open/Demand
RBC Europe Ltd.	(8.00)%	3/23/17	Open	727,606	763,365	Corporate Bonds	Open/Demand
RBC Europe Ltd.	(6.00)%	8/09/17	Open	3,021,216	3,030,565	Corporate Bonds	Open/Demand
Total				$4,141,272	$4,182,194

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	63

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 158	81	November 2017	$27	$(76,671)
Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 160	166	November 2017	$147	(93,365)

				(170,036)

Short Contracts
Euro-Bund	(114)	December 2017	$21,694	145,417
Long Gilt British	(37)	December 2017	$6,142	185,888
U.S. Treasury Notes (10 Year)	(60)	December 2017	$7,519	86,251

				417,556
Total				$247,520

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	11,814,799	AUD	14,898,000	UBS AG	10/04/17	$129,563
USD	392,594,218	EUR	328,894,000	Deutsche Bank AG	10/04/17	3,769,727
USD	389,868,312	EUR	328,894,000	Royal Bank of Scotland PLC	10/04/17	1,043,822
USD	763,354,527	EUR	644,200,000	Deutsche Bank AG	11/06/17	390,475
USD	888,596	GBP	661,000	Australia & New Zealand Bank Group Ltd.	11/06/17	1,770

						5,335,357

USD	146,450,324	CAD	184,668,000	Westpac Banking Corp.	10/04/17	(1,555,519)
USD	117,007,166	GBP	90,472,000	UBS AG	10/04/17	(4,245,534)
USD	11,674,436	AUD	14,898,000	National Australia Bank Ltd.	11/06/17	(5,932)
USD	121,216,763	GBP	90,454,000	Goldman Sachs International	11/06/17	(140,177)

						(5,947,162)
Net Unrealized Depreciation						$(611,805)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	7,481	10/20/17	USD 241.00		USD	187,945	$201,987

OTC Options Purchased
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)	Value
Call
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	107	12/14/19	USD	942.86	—	$1

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

OTC Credit Default Swaptions Purchased

					Received by the Fund		Paid by the Fund
Description	Counterparty	Expiration Date	Exercise Price		Rate	Frequency	Rate	Frequency	Notional Amount (000)		Value
Call
Bought protection on 5-Year Credit Default Swaps, 6/20/22	JPMorgan Chase Bank N.A.	12/20/17	USD	106.50	5.00%	Quarterly	CDX.NA.HY.28.V1	Quarterly	USD	159,000	$1,249,010

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	7,481	10/20/17	USD	231.00	USD	187,945	$(86,032)

OTC Credit Default Swaptions Written

						Received by the Fund		Paid by the Fund
Description	Counterparty	Expiration Date	Credit Rating[1]	Exercise Price		Rate	Frequency	Rate	Frequency	Notional Amount (000)[2]		Value
Call
Sold protection on 5-Year Credit Default Swaps, 6/20/22	JPMorgan Chase Bank N.A.	12/20/17	B+	USD	107.00	CDX.NA.HY.28.V1	Quarterly	5.00%	Quarterly	USD	159,000	$(762,499)
Sold protection on 5-Year Credit Default Swaps, 6/20/22	JPMorgan Chase Bank N.A.	12/20/17	B+	USD	107.50	CDX.NA.HY.28.V1	Quarterly	5.00%	Quarterly	USD	159,000	(487,136)
Total												$(1,249,635)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC	USD	10,200	$ (289,350)	$ (356,307)	$ 66,957
CDX.NA.HY.28.V1	5.00%	Quarterly	6/20/22	B+	USD	278,568	21,839,496	19,138,921	2,700,575
Total							$21,550,146	$18,782,614	$2,767,532

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	65

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

     OTC Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Ladbrokes PLC	1.00%	Quarterly	Citibank N.A.	6/20/22	BB	EUR	1,560	$(174,192)	$(176,985)	$ 2,793
Saipem SpA	5.00%	Quarterly	Credit Suisse International	6/20/22	BB+	EUR	1,800	194,879	123,807	71,072
Tata Motors Ltd.	5.00%	Quarterly	Barclays Bank PLC	6/20/22	BB+	EUR	910	167,619	168,433	(814)
Tata Motors Ltd.	5.00%	Quarterly	Credit Suisse International	6/20/22	BB+	EUR	1,300	239,456	243,241	(3,785)
Tata Motors Ltd.	5.00%	Quarterly	Bank of America N.A.	12/20/22	BB+	EUR	358	68,159	65,857	2,302
Tata Motors Ltd.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	BB+	EUR	562	107,009	105,240	1,769
Total								$602,930	$529,593	$73,337

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

     OTC Total Return Swaps

Received by the Fund	Payment Frequency	Paid by the Fund				Notional			Upfront Premium	Unrealized
Reference Entity		Rate	Payment Frequency	Counterparty	Termination Date	Amount (000)		Value	Paid (Received)	Appreciation (Depreciation)
iShares iBoxx $High Yield Corporate Bond ETF	At Termination	1-month LIBOR minus 1.25%	At Termination	Goldman Sachs International	10/26/17	USD	162,358	$73,298	—	$73,298
iBoxx USD Liquid High Yield Index	At Termination	3-month LIBOR	Quarterly	Citibank N.A.	12/20/17	USD	67,000	3,266,375	$(146,635)	3,413,010
iBoxx USD Liquid High Yield Index	At Termination	3-month LIBOR	Quarterly	Goldman Sachs International	12/20/17	USD	67,000	135,160	(16,630)	151,790
iBoxx USD Liquid High Yield Index	At Termination	3-month LIBOR	Quarterly	Goldman Sachs International	12/20/17	USD	50,000	1,149,945	(127,976)	1,277,921
iBoxx USD Liquid High Yield Index	At Termination	3-month LIBOR	Quarterly	Morgan Stanley & Co. International PLC	12/20/17	USD	13,600	332,677	(14,654)	347,331
Morgan Stanley Energy Long Basket Index	Monthly	Overnight OIS plus 0.25%	Monthly	Morgan Stanley & Co. International PLC	12/29/17	USD	1,906	227,350	—	227,350
iBoxx USD Liquid High Yield Index	At Termination	3-month LIBOR	Quarterly	Bank of America N.A.	3/20/18	USD	90,000	995,953	(231,832)	1,227,785
iBoxx USD Liquid High Yield Index	At Termination	3-month LIBOR	Quarterly	JPMorgan Chase Bank N.A.	3/20/18	USD	83,000	322,795	(21,011)	343,806
iBoxx USD Liquid High Yield Index	At Termination	3-month LIBOR	Quarterly	Morgan Stanley & Co. International PLC	3/20/18	USD	46,400	566,487	(44,242)	610,729
Total								$7,070,040	$(602,980)	$7,673,020

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps[1]	$19,138,921	$(356,307)	$2,767,532	—
OTC Derivatives	706,578	(779,965)	7,750,956	$(4,599)

[1]

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$417,556	—	$417,556
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$5,335,357	—	—	5,335,357
Options purchased	Investments at value — unaffiliated[2]	—	$1,249,010	$201,988	—	—	—	1,450,998
Swaps — centrally cleared	Net unrealized appreciation[1]	—	2,767,532	—	—	—	—	2,767,532
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	784,514	73,298	—	7,599,722	—	8,457,534
Total		—	$4,801,056	$275,286	$5,335,357	$8,017,278	—	$18,428,977

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$170,036	—	$170,036
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$5,947,162	—	—	5,947,162
Options written	Options written at value	—	$1,249,635	$86,032	—	—	—	1,335,667
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	181,584	—	—	602,980	—	784,564
Total		—	$1,431,219	$86,032	$5,947,162	$773,016	—	$8,237,429

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(48,649,990)	—	$(124,700)	—	$(48,774,690)
Forward foreign currency exchange contracts	—	—	—	$(46,524,039)	—	—	(46,524,039)
Options purchased[1]	—	$213,750	(24,983,403)	—	5,070,609	—	(19,699,044)
Options written	—	816,750	7,699,808	—	—	—	8,516,558
Swaps	—	63,566,949	(1,072,247)	—	52,398,271	—	114,892,973

Total	—	$64,597,449	$(67,005,832)	$(46,524,039)	$57,344,180	—	$8,411,758

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$12,180,069	—	$259,576	—	$12,439,645
Forward foreign currency exchange contracts	—	—	—	$(641,183)	—	—	(641,183)
Options purchased[2]	—	$759,495	(3,211,156)	—	1,251,305	—	(1,200,356)
Options written	—	(439,547)	1,782,368	—	—	—	1,342,821
Swaps	—	(938,932)	(481,635)	—	(20,505,455)	—	(21,926,022)

Total	—	$(618,984)	$10,269,646	$(641,183)	$(18,994,574)	—	$(9,985,095)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	67

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$43,488
Average notional value of contracts — short	$153,351,440
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,763,088,446
Average amounts sold — in USD	$329,530
Options:
Average value of option contracts purchased	$1,839,214
Average value of option contracts written	$187,393
Average notional value of swaption contracts purchased	$348,747,500
Average notional value of swaption contracts written	$180,750,000
Credit default swaps:
Average notional value — buy protection	$4,506,269
Average notional value — sell protection	$495,474,802
Total return swaps:
Average notional value	$707,216,038

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$36,417		$57,295
Forward foreign currency exchange contracts	5,335,357		5,947,162
Options	1,450,998	[1]	1,335,667
Swaps — centrally cleared	989,836		—
Swaps — OTC[2]	8,457,534		784,564

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$16,270,142		$8,124,688
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,228,240)		(143,327)

Total derivative assets and liabilities subject to an MNA	$15,041,902		$7,981,361

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3,5]
Australia & New Zealand Bank Group Ltd.	$ 1,770	—	—	—	$ 1,770
Bank of America N.A.	1,295,944	$ (231,832)	—	$(500,000)	564,112
Barclays Bank PLC	168,433	(814)	—	(167,619)	—
Citibank N.A.	3,415,803	(323,620)	—	(2,790,000)	302,183
Credit Suisse International	438,120	(3,785)	—	(400,000)	34,335
Deutsche Bank AG	4,160,202	—	—	—	4,160,202
Goldman Sachs & Co.	1	—	—	—	1
Goldman Sachs International	1,503,009	(284,783)	—	(1,218,226)	—
JPMorgan Chase Bank N.A.	1,699,825	(1,270,646)	—	—	429,179
Morgan Stanley & Co. International PLC	1,185,410	(58,896)	—	(890,000)	236,514
Royal Bank of Scotland PLC	1,043,822	—	—	—	1,043,822
UBS AG	129,563	(129,563)	—	—	—

Total	$15,041,902	$(2,303,939)	—	$(5,965,845)	$6,772,118

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4,5]
Bank of America N.A.	$ 231,832	$ (231,832)	—	—	—
Barclays Bank PLC	814	(814)	—	—	—
Citibank N.A.	323,620	(323,620)	—	—	—
Credit Suisse International	3,785	(3,785)	—	—	—
Goldman Sachs International	284,783	(284,783)	—	—	—
JPMorgan Chase Bank N.A.	1,270,646	(1,270,646)	—	—	—
Morgan Stanley & Co. International PLC	58,896	(58,896)	—	—	—
National Australia Bank Ltd.	5,932	—	—	—	$ 5,932
UBS AG	4,245,534	(129,563)	—	—	4,115,971
Westpac Banking Corp	1,555,519	—	—	—	1,555,519

Total	$7,981,361	$(2,303,939)	—	—	$5,677,422

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

[5]	Net amount may also include forward foreign currency exchange contracts that are not required to be collaterized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	69

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$505,582,947	$11,689,602	$517,272,549
Common Stocks[1]	$129,530,945	30,512,191	37,589,856	197,632,992
Corporate Bonds[1]	—	14,065,442,263	29,521,802	14,094,964,065
Floating Rate Loan Interests[1]	—	1,117,647,849	42,740,419	1,160,388,268
Foreign Agency Obligations	—	36,404,795	—	36,404,795
Investment Companies	317,232,856	14,767,200	—	332,000,056
Non-Agency Mortgage-Backed Securities	—	27,708,343	—	27,708,343
Other Interests[1]	—	1,483,312	14	1,483,326
Preferred Securities[1]	106,687,437	543,763,996	130,816,443	781,267,876
Warrants[1]	—	82,416	2,744	85,160
Short-Term Securities	398,726,592	—	—	398,726,592
Options Purchased:
Credit contracts	—	1,249,010	—	1,249,010
Equity contracts	201,987	—	1	201,988

Subtotal	$952,379,817	$16,344,644,322	$252,360,881	$17,549,385,020

Investments Valued at NAV[2]				330,176,555

Total investments				$17,879,561,575

Derivative Financial Instruments[3]
Assets:
Credit contracts	—	$2,845,468	—	$2,845,468
Equity contracts	—	73,298	—	73,298
Foreign currency exchange contracts	—	5,335,357	—	5,335,357
Interest rate contracts	$417,556	7,599,722	—	8,017,278
Liabilities:
Credit contracts	—	(1,254,234)	—	(1,254,234)
Equity contracts	(86,032)	—	—	(86,032)
Foreign currency exchange contracts	—	(5,947,162)	—	(5,947,162)
Interest rate contracts	(170,036)	—	—	(170,036)

Total	$161,488	$8,652,449	—	$8,813,937

[1]	See above Schedule of Investments for values in each industry.

[2]	As of September 30, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[3]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $4,182,194 are categorized as Level 2 within the disclosure hierarchy.

During the year ended September 30, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (concluded)	BlackRock High Yield Bond Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Options Purchased	Total
Assets:
Opening Balance, as of September 30, 2016	$133,390,496	$26,730,409	$41,647,287	$61,251,453	$24,587,518	$121,223,844	$18,736	$1	$408,849,744
Transfers into Level 3	1,102,687	—	3	8,081,637	—	—	—	—	9,184,327
Transfers out of Level 3	(73,644,758)	—	(8,407,667)	(22,305,295)	—	—	—	—	(104,357,720)
Accrued discounts/premiums	89,456	—	(1,239)	(8,700)	—	—	—	—	79,517
Net realized gain (loss)	970,723	129,541	(1,123,180)	(53,949)	28,613,090	946,130	—	—	29,482,355
Net change in unrealized appreciation (depreciation)[1,2]	529,067	7,842,499	1,124,417	2,332,036	(14,987,192)	30,361,878	(15,992)	—	27,186,713
Purchases.	11,639,181	14,283,199	—	859,148	—	—	—	—	26,781,528
Sales	(62,387,250)	(11,395,792)	(3,717,819)	(5,136,002)	(38,213,402)	(21,715,409)	—	—	(142,565,674)
Maturity	—	—	—	(2,279,909)	—	—	—	—	(2,279,909)

Closing Balance, as of September 30, 2017	$11,689,602	$37,589,856	$29,521,802	$42,740,419	$14	$130,816,443	$2,744	$1	$252,360,881

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017[2]	$(163,085)	$7,842,499	—	$2,340,708	$(4)	$30,361,878	$(15,992)	—	$40,366,004

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017, is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	71

Schedule of Investments September 30, 2017	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Allegro CLO II Ltd., Series 2014-1A, Class A1R, (3 mo. LIBOR US + 1.310%), 2.62%, 1/21/27 (a)(b)	USD	5,600	$5,620,027
ALM VI Ltd., Series 2012-6A, Class A2RR, (3 mo. LIBOR US + 1.600%), 2.90%, 7/15/26 (a)(b)		3,000	3,000,939
ALM XII Ltd., Series 2015-12A, Class A1R, (3 mo. LIBOR US + 1.050%), 2.35%, 4/16/27 (a)(b)		7,410	7,441,971
AmeriCredit Automobile Receivables Trust:
Series 2016-3, Class A3, 1.46%, 5/10/21		23,030	22,958,188
Series 2017-1, Class A3 1.87%, 8/18/21		3,610	3,608,666
AMMC CLO XII Ltd., Series 2013-12A, Class B, (3 mo. LIBOR US + 1.900%), 3.21%, 5/10/25 (a)(b)		5,000	5,001,509
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, (3 mo. LIBOR US + 1.260%), 2.57%, 7/24/29 (a)(b)		4,000	4,028,436
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1, (3 mo. LIBOR US + 1.190%), 2.49%, 7/13/25 (a)(b)		7,000	6,999,986
Apidos CLO XIX, Series 2014-19A, Class A1R, (3 mo. LIBOR US + 1.200%), 2.50%, 10/17/26 (a)(b)		2,968	2,972,239
Apidos CLO XX, Series 2015-20A, Class A1R, (3 mo. LIBOR US + 1.330%), 2.63%, 1/16/27 (a)(b)		5,500	5,521,515
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, (1 mo. LIBOR US + 1.700%), 2.93%, 9/15/26 (a)(b)		8,830	8,899,404
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class B, (3 mo. LIBOR US + 1.700%), 3.01%, 8/18/25 (a)(b)		1,000	1,000,763
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A1LR, (3 mo. LIBOR US + 0.980%), 2.30%, 2/17/26 (a)(b)		10,000	10,002,238
Atrium XII, Series 12A, Class C, (3 mo. LIBOR US + 3.050%), 4.36%, 10/22/26 (a)(b)		1,250	1,254,098
AUTO ABS FCT Compartiment, Series 2013-2, Class A, (1 mo. EURIBOR + 0.850%), 0.48%, 1/27/23 (a)	EUR	36	42,120
Avery Point CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.100%), 2.41%, 4/25/26 (a)(b)	USD	4,000	4,015,630
Avery Point V CLO Ltd., Series 2014-5A, Class AR, (3 mo. LIBOR US + 0.980%), 2.28%, 7/17/26 (a)(b)		2,750	2,763,199
B2R Mortgage Trust, Series 2015-1, Class A1, 2.52%, 5/15/48 (b)		11,075	11,028,799
Ballyrock CLO Ltd., Series 2016-1A, Class A, (3 mo. LIBOR US + 1.590%), 2.89%, 10/15/28 (a)(b)		5,000	5,081,201
Betony CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.850%), 4.15%, 4/15/27 (a)(b)		1,500	1,501,638
BlueMountain CLO Ltd.:
Series 2013-3A, Class AR, (3 mo. LIBOR US + 0.890%), 2.20%, 10/29/25 (a)(b)		12,500	12,501,503
Series 2013-4A, Class AR, (3 mo. LIBOR US + 1.010%), 2.31%, 4/15/25 (a)(b)		6,500	6,519,230
Series 2014-1A, Class A1R, (3 mo. LIBOR US + 1.260%), 2.57%, 4/30/26 (a)(b)		2,500	2,512,773
Bsprt Issuer Ltd., Series 2017-FL1, Class A, (1 mo. LIBOR US + 1.350%), 2.67%, 6/15/27 (a)(b)(c)		9,200	9,215,640

Asset-Backed Securities		Par (000)	Value
Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.08%, 3/15/23	USD	19,295	$19,364,917
Carlyle Global Market Strategies CLO Ltd.:
Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.300%), 2.60%, 4/17/25 (a)(b)		9,185	9,210,869
Series 2014-3A, Class A1AR, (3 mo. LIBOR US + 1.150%), 2.47%, 7/27/26 (a)(b)		14,750	14,831,725
Series 2014-3A, Class A2R, (3 mo. LIBOR US + 1.550%), 2.87%, 7/27/26 (a)(b)		3,500	3,504,698
Series 2014-3A, Class BR, (3 mo. LIBOR US + 2.150%), 3.47%, 7/27/26 (a)(b)		1,000	1,001,571
CarMax Auto Owner Trust:
Series 2014-4, Class C, 2.44%, 11/16/20		3,500	3,517,583
Series 2016-2, Class A3, 1.52%, 2/16/21		12,810	12,783,333
Catamaran CLO Ltd., Series 2012-1A, Class BR, (3 mo. LIBOR US + 1.950%), 3.22%, 12/20/23 (a)(b)		3,500	3,501,713
Cedar Funding VI CLO Ltd., Series 2016-6A, Class A1, (3 mo. LIBOR US + 1.470%), 2.78%, 10/20/28 (a)(b)		2,250	2,270,324
Chesapeake Funding II LLC:
Series 2016-2A, Class A1, 1.88%, 6/15/28 (b)		29,326	29,344,577
Series 2017-3A, Class A1 1.91%, 8/15/29 (b)		33,150	33,104,167
CIFC Funding Ltd.:
Series 2012-2A, Class A1R, (3 mo. LIBOR US + 1.350%), 2.67%, 12/05/24 (a)(b)		13,141	13,151,573
Series 2012-3A, Class A1R, (3 mo. LIBOR US + 1.200%), 2.51%, 1/29/25 (a)(b)		6,676	6,677,644
Series 2012-3A, Class A3R, (3 mo. LIBOR US + 2.700%), 4.01%, 1/29/25 (a)(b)		1,750	1,750,509
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.750%), 3.06%, 7/16/30 (a)(b)		2,250	2,251,467
Series 2014-3A, Class B1R, (3 mo. LIBOR US + 1.500%), 2.81%, 7/22/26 (a)(b)		1,000	1,000,405
Series 2014-4A, Class A1R, (3 mo. LIBOR US + 1.380%), 2.68%, 10/17/26 (a)(b)		14,500	14,561,896
Series 2015-5A, Class A1, (3 mo. LIBOR US + 1.550%), 2.86%, 10/25/27 (a)(b)		17,995	18,133,556
CNH Equipment Trust, Series 2016-B, Class A3, 1.63%, 8/15/21		17,920	17,884,628
Colony American Homes, Series 2015-1A, Class A, (1 mo. LIBOR US + 1.200%), 2.43%, 7/17/32 (a)(b)		13,908	13,969,067
Credit Acceptance Auto Loan Trust:
Series 2015-1A, Class A, 2.00%, 7/15/22 (b)		3,733	3,733,868
Series 2016-2A, Class A, 2.42%, 11/15/23 (b)		37,760	37,939,975
Series 2017-1A, Class A, 2.56%, 10/15/25 (b)		18,130	18,182,871
Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/22		17,085	17,085,256
Drive Auto Receivables Trust:
Series 2017-2, Class B, 2.25%, 6/15/21		6,880	6,884,706
Series 2017-AA, Class A3, 1.77%, 1/15/20 (b)		11,780	11,783,951
Dryden XXV Senior Loan Fund:
Series 2012-25A, Class AR, (3 mo. LIBOR US + 1.200%), 2.50%, 1/15/25 (a)(b)		26,155	26,156,983

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2012-25A, Class ARR, (3 mo. LIBOR US + 0.900%), 0.00%, 10/15/27 (a)(b)	USD	30,600	$30,600,000
Enterprise Fleet Financing LLC:
Series 2016-2 Class A2, 1.74%, 2/22/22 (b)		19,377	19,361,324
Series 2016-2, Class A3, 2.04%, 2/22/22 (b)		13,010	12,981,405
Series 2017-1, Class A2 2.13%, 7/20/22 (b)		6,900	6,918,859
Series 2017-1, Class A3, 2.60%, 7/20/22 (b)		4,260	4,301,905
Ford Credit Auto Owner Trust:
Series 2016-B, Class A3, 1.33%, 10/15/20		30,334	30,241,712
Series 2016-C, Class A4, 1.40%, 2/15/22		15,540	15,334,684
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, (3 mo. LIBOR US + 1.150%), 2.46%, 4/25/25 (a)(b)		4,941	4,945,254
GoldenTree Loan Opportunities VIII Ltd., Series 2014-8A, Class AR, (3 mo. LIBOR US + 1.210%), 2.52%, 4/19/26 (a)(b)		4,000	4,014,217
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, (1 mo. LIBOR US + 1.550%), 2.78%, 3/15/27 (a)(b)(c)		15,920	15,920,000
Honda Auto Receivables Owner Trust:
Series 2016-2, Class A3, 1.39%, 4/15/20		25,430	25,381,970
Series 2016-4, Class A4, 1.36%, 1/18/23		11,370	11,241,308
Hyundai Floorplan Master Owner Trust, Series 2016-1A, Class A2, 1.81%, 3/15/21 (b)		1,940	1,937,270
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, (Prime Rate — 2.000%), 1.50%, 1/15/24 (a)(b)		52	51,862
John Deere Owner Trust, Series 2017-B, Class A3, 1.82%, 10/15/21		10,295	10,288,221
LCM XIV LP, Series 14A, Class A, (3 mo. LIBOR US + 1.150%), 2.45%, 7/15/25 (a)(b)		2,100	2,100,288
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (b)(c)		12,789	12,727,932
Madison Park Funding XII Ltd., Series 2014-12A, Class AR, (3 mo. LIBOR US + 1.260%), 2.57%, 7/20/26 (a)(b)		5,000	5,030,865
Madison Park Funding XIV Ltd., Series 2014-14A, Class DR, (3 mo. LIBOR US + 3.250%), 4.56%, 7/20/26 (a)(b)		1,750	1,749,959
Mercedes-Benz Master Owner Trust, Series 2016-BA, Class A, (1 mo. LIBOR US + 0.700%), 1.93%, 5/17/21 (a)(b)		25,457	25,649,025
Navient Private Education Loan Trust,
Series 2014-CTA, Class A, (1 mo. LIBOR US + 0.700%), 1.93%, 9/16/24 (a)(b)		1,077	1,076,996
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class A1R, (3 mo. LIBOR US + 1.450%), 2.75%, 4/15/26 (a)(b)		3,050	3,055,693
NextGear Floorplan Master Owner Trust:
Series 2014-1A, Class A, 1.92%, 10/15/19 (b)		25,820	25,823,300
Series 2014-1A, Class B, 2.61%, 10/15/19 (b)		3,285	3,285,875
Nissan Auto Receivables Owner Trust, Series 2016-B, Class A3, 1.32%, 1/15/21		34,630	34,474,331
Nissan Master Owner Trust Receivables:
Series 2016-A, Class A2, 1.54%, 6/15/21		21,120	21,008,516
Series 2017-B, Class A, (1 mo. LIBOR US + 0.430%), 1.66%, 4/18/22 (a)		29,275	29,406,761

Asset-Backed Securities		Par (000)	Value
OCP CLO Ltd.:
Series 2014-7A, Class A1AR, (3 mo. LIBOR US + 0.950%), 0.00%, 10/20/26 (a)(b)	USD	6,680	$6,680,000
Series 2015-8A, Class A1, (3 mo. LIBOR US + 1.530%), 2.83%, 4/17/27 (a)(b)		2,500	2,499,939
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.680%), 2.99%, 10/25/25 (a)(b)		42,500	42,575,727
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (b)		6	5,946
Series 2014-2A, Class A, 2.47%, 9/18/24 (b)		3,410	3,414,275
OZLM VII Ltd., Series 2014-7A, Class AAR, (3 mo. LIBOR US + 1.150%), 2.45%, 7/17/26 (a)(b)		6,200	6,205,957
OZLM XV Ltd., Series 2016-15A, Class A2A, (3 mo. LIBOR US + 2.100%), 3.41%, 1/20/29 (a)(b)		2,500	2,508,221
Palmer Square CLO Ltd.:
Series 2013-2A, Class A1AR, (3 mo. LIBOR US + 1.220%), 2.52%, 10/17/27 (a)(b)		25,485	25,692,287
Series 2014-1A, Class A1R, (3 mo. LIBOR US + 1.370%), 2.67%, 1/17/27 (a)(b)		15,000	14,991,385
Palmer Square Loan Funding Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 0.740%), 2.06%, 10/15/25 (a)(b)		15,045	15,046,485
PFS Financing Corp.:
Series 2015-AA, Class A, (1 mo. LIBOR US + 0.620%), 1.85%, 4/15/20 (a)(b)		10,015	10,034,729
Series 2016-BA, Class A, 1.87%, 10/15/21 (b)		5,130	5,102,227
Pinnacle Park CLO Ltd., Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.650%), 3.95%, 4/15/26 (a)(b)		1,000	1,000,454
Recette CLO Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 0.920%), 0.00%, 10/20/27 (a)(b)		10,000	10,000,000
Regatta V Funding Ltd., Series 2014-1A, Class A1AR, (3 mo. LIBOR US + 1.160%), 2.47%, 10/25/26 (a)(b)		4,600	4,599,983
Santander Drive Auto Receivables Trust:
Series 2013-A, Class C, 3.12%, 10/15/19 (b)		1,738	1,741,931
Series 2014-2, Class C, 2.33%, 11/15/19		2,305	2,310,506
Series 2014-4, Class C, 2.60%, 11/16/20		6,849	6,874,270
Series 2016-2, Class A3, 1.56%, 5/15/20		8,988	8,988,417
Series 2017-1, Class A3, 1.77%, 9/15/20		3,430	3,428,476
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.240%), 2.80%, 7/20/30 (a)(b)		5,000	5,043,969
SLC Private Student Loan Trust, Series 2006-A, Class A5, (3 mo. LIBOR US + 0.170%), 1.47%, 7/15/36 (a)		365	364,941
SLM Private Credit Student Loan Trust: Series 2003-B, Class A2, (3 mo. LIBOR US + 0.400%), 1.72%, 3/15/22 (a)		301	301,396
Series 2004-A, Class A3, (3 mo. LIBOR US + 0.400%), 1.72%, 6/15/33 (a)		2,568	2,510,118
Series 2004-B, Class A3, (3 mo. LIBOR US + 0.330%), 1.65%, 3/15/24 (a)		5,256	5,236,890
SLM Private Education Loan Trust:
Series 2011-A, Class A3, (1 mo. LIBOR US + 2.500%), 3.73%, 1/15/43 (a)(b)		6,258	6,474,679

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	73

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2011-C, Class A2B, 4.54%, 10/17/44 (b)	USD	5,103	$5,271,625
Series 2012-A, Class A2, 3.83%, 1/17/45 (b)		4,072	4,144,100
Series 2012-B, Class A2, 3.48%, 10/15/30 (b)		2,397	2,414,963
Series 2013-B, Class A2A, 1.85%, 6/17/30 (b)		3,409	3,410,686
Series 2014-A, Class A2B, (1 mo. LIBOR US + 1.150%), 2.38%, 1/15/26 (a)(b)		2,254	2,270,659
SLM Student Loan Trust, Series 2013-4, Class A, (1 mo. LIBOR US + 0.550%), 1.79%, 6/25/43 (a)		8,179	8,235,032
SMB Private Education Loan Trust:
Series 2015-A, Class A2A, 2.49%, 6/15/27 (b)		14,000	14,046,969
Series 2016-A, Class A2A, 2.70%, 5/15/31 (b)		8,480	8,505,041
Series 2016-B, Class A2A, 2.43%, 2/17/32 (b)		6,925	6,870,942
SoFi Professional Loan Program LLC:
Series 2015-A, Class A1, (1 mo. LIBOR US + 1.200%), 2.43%, 3/25/33 (a)(b)		7,909	8,031,458
Series 2015-D, Class A2, 2.72%, 10/27/36 (b)		12,434	12,502,551
Series 2016-A, Class A2, 2.76%, 12/26/36 (b)		5,856	5,909,500
Series 2016-C, Class A2B, 2.36%, 12/27/32 (b)		3,820	3,794,585
Series 2016-D, Class A2A, 1.53%, 4/25/33 (b)		5,531	5,521,586
Series 2016-D, Class A2B, 2.34%, 4/25/33 (b)		3,440	3,411,134
Series 2016-E, Class A2B, 2.49%, 1/25/36 (b)		2,290	2,283,026
Series 2017-C, Class A2A, 1.75%, 7/25/40 (b)		13,113	13,102,120
Soundview Home Loan Trust, Series 2003-2, Class A2, (1 mo. LIBOR US + 1.300%), 2.54%, 11/25/33 (a)		563	573,614
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (b)		10,000	10,069,850
Synchrony Credit Card Master Note Trust:
Series 2015-2, Class A, 1.60%, 4/15/21		8,325	8,328,364
Series 2016-3, Class A, 1.58%, 9/15/22		17,720	17,617,763
Towd Point Mortgage Trust:
Series 2016-3, Class A1, 2.25%, 4/25/56 (b)(d)		14,488	14,416,089
Series 2016-4, Class A1, 2.25%, 7/25/56 (b)(d)		18,619	18,499,432
Toyota Auto Receivables Owner Trust:
Series 2016-B, Class A3, 1.30%, 4/15/20		12,080	12,053,053
Series 2016-B, Class A4, 1.52%, 8/16/21		13,190	13,116,794
Tryon Park CLO Ltd., Series 2013-1A, Class A1, (3 mo. LIBOR US + 1.120%), 2.42%, 7/15/25 (a)(b)		5,070	5,077,224
Vibrant CLO III Ltd., Series 2015-3A, Class A1R, (3 mo. LIBOR US + 1.480%), 2.79%, 4/20/26 (a)(b)		3,900	3,911,571
Voya CLO Ltd.:
Series 2013-1A, Class A1, (3 mo. LIBOR US + 1.140%), 2.44%, 4/15/24 (a)(b)		1,858	1,858,483
Series 2013-3A, Class A1R, (3 mo. LIBOR US + 1.050%), 2.35%, 1/18/26 (a)(b)		33,325	33,365,037
Series 2013-3A, Class A2R, (3 mo. LIBOR US + 1.500%), 2.80%, 1/18/26 (a)(b)		6,000	5,999,942
Series 2014-3A, Class A2A, (3 mo. LIBOR US + 1.900%), 3.21%, 7/25/26 (a)(b)		1,840	1,840,145

Asset-Backed Securities		Par (000)	Value
Wheels SPV 2 LLC:
Series 2016-1A, Class A2, 1.59%, 5/20/25 (b)	USD	3,108	$3,103,262
Series 2017-1A, Class A2, 1.88%, 4/20/26 (b)		3,410	3,406,859
Total Asset-Backed Securities — 26.8%			1,302,581,743

Capital Trusts
Multi-Utilities — 0.1%
Dominion Energy, Inc., 2.58%, 7/01/20		2,525	2,546,070

Corporate Bonds
Aerospace & Defense — 0.5%
Bombardier, Inc., 8.75%, 12/01/21 (b)		23,440	25,127,680
Air Freight & Logistics — 0.0%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (b)		280	280,258
Airlines — 1.0%
American Airlines Pass-Through Trust, Series 2013-2, Class B, 5.60%, 7/15/20 (b)		6,013	6,298,911
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 5/10/20		248	254,200
Continental Airlines Pass-Through Trust:
Series 2000-1, Class B, 8.39%, 11/01/20		2	2,013
Series 2003-ERJ1, Class RJO3, 7.88%, 7/02/18		50	51,075
Delta Air Lines Pass-Through Trust, Series 2012-1, Class B, 6.88%, 5/07/19 (b)		2,896	3,055,714
Delta Air Lines, Inc.:
2.88%, 3/13/20		6,535	6,608,490
3.63%, 3/15/22		3,255	3,345,488
Northwest Airlines Pass-Through Trust, Series 2002-1, Class G-2, 6.26%, 11/20/21		676	719,467
U.S. Airways Pass-Through Trust:
Series 2011-1, Class B, 9.75%, 10/22/18		9,633	10,404,003
Series 2012-1, Class B, 8.00%, 10/01/19		4,660	5,055,711
Series 2012-2, Class C , 5.45%, 6/03/18		1,500	1,524,300
Virgin Australia Trust:
Series 2013-1A, 5.00%, 4/23/25 (b)		4,665	4,880,372
Series 2013-1B, 6.00%, 10/23/20 (b)		6,527	6,674,095

			48,873,839
Auto Components — 0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.88%, 3/15/19		7,040	7,099,840
ZF North America Capital, Inc., 4.50%, 4/29/22 (b)		5,305	5,576,881

			12,676,721
Automobiles — 0.4%
Ford Motor Credit Co. LLC, 1.90%, 8/12/19		3,450	3,433,143

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Corporate Bonds		Par (000)	Value
Automobiles (continued)
Volkswagen Group of America Finance LLC:
1.65%, 5/22/18 (b)	USD	10,980	$10,969,076
2.40%, 5/22/20 (b)		6,500	6,524,709

			20,926,928
Banks — 11.4%
Banco Inbursa SA Institucion de Banca Multiple, 4.38%, 4/11/27 (b)		675	677,531
Bank of America Corp.:
2.25%, 4/21/20		11,825	11,851,345
(3 mo. LIBOR US + 0.630%), 2.33%, 10/01/21 (e)		18,400	18,361,557
(3 mo. LIBOR US + 1.160%), 3.12%, 1/20/23 (e)		12,690	12,915,821
(3 mo. LIBOR US + 1.021%), 2.88%, 4/24/23 (e)		21,425	21,517,882
Bank of Montreal, 2.50%, 1/11/22 (b)		35,000	35,186,034
Bank of Nova Scotia, 1.88%, 4/26/21		27,330	26,995,091
Barclays PLC:
3.68%, 1/10/23		4,275	4,384,326
4.38%, 9/11/24		13,440	13,813,519
BNP Paribas SA:
2.95%, 5/23/22 (b)		4,985	5,028,848
3.80%, 1/10/24 (b)		5,395	5,608,369
BPCE SA, 3.00%, 5/22/22 (b)		1,830	1,840,109
Citigroup, Inc.:
2.45%, 1/10/20		3,340	3,366,516
2.75%, 4/25/22		2,000	2,009,616
(3 mo. LIBOR US + 0.950%), 2.88%, 7/24/23 (e)		11,910	11,925,153
Citizens Bank N.A.:
2.30%, 12/03/18		6,790	6,815,425
2.25%, 3/02/20		5,665	5,672,493
2.20%, 5/26/20		7,192	7,190,875
DNB Boligkreditt AS, 2.00%, 5/28/20 (b)		35,335	35,297,192
Fifth Third Bancorp, 2.88%, 7/27/20		2,330	2,374,242
HSBC Holdings PLC:
2.95%, 5/25/21		12,000	12,186,743
(3 mo. LIBOR US + 1.055%), 3.26%, 3/13/23 (e)		18,355	18,734,504
Huntington National Bank:
2.38%, 3/10/20		8,680	8,730,401
2.88%, 8/20/20		11,820	12,031,537
ING Bank NV, 5.80%, 9/25/23 (b)		12,990	14,831,244
ING Groep NV, 3.15%, 3/29/22		4,740	4,830,191
Intesa Sanpaolo SpA, 5.02%, 6/26/24 (b)		8,590	8,732,621
Inversiones Atlantida SA, 8.25%, 7/28/22 (b)		200	205,250
JPMorgan Chase & Co.:
2.20%, 10/22/19		25,765	25,918,658
(3 mo. LIBOR US + 0.935%), 2.78%, 4/25/23 (e)		32,190	32,364,724
Lloyds Banking Group PLC, 4.50%, 11/04/24		12,740	13,347,709
Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/01/21		6,735	6,842,801
Mizuho Financial Group, Inc., 2.95%, 2/28/22		9,915	9,994,728
National Australia Bank Ltd., 2.40%, 12/07/21 (b)		30,000	30,109,133
Royal Bank of Canada, 2.30%, 3/22/21		8,800	8,830,196
Santander Holdings USA, Inc., 3.70%, 3/28/22 (b)		5,480	5,583,251
Santander UK Group Holdings PLC:
2.88%, 8/05/21		3,000	3,013,542
3.57%, 1/10/23		1,715	1,754,378
Sumitomo Mitsui Financial Group, Inc., 2.85%, 1/11/22		15,220	15,361,981
Synchrony Bank, 3.00%, 6/15/22		7,465	7,446,542

Corporate Bonds		Par (000)	Value
Banks (continued)
Toronto-Dominion Bank:
2.25%, 3/15/21 (b)	USD	24,440	$24,453,072
2.50%, 1/18/22 (b)		27,000	27,167,785
Wells Fargo & Co.:
2.63%, 7/22/22		16,965	16,993,381
3.07%, 1/24/23		9,640	9,805,149

			552,101,465
Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/01/23		8,505	8,817,765
Central American Bottling Corp., 5.75%, 1/31/27 (b)		209	221,018
Coca-Cola Icecek AS, 4.22%, 9/19/24 (b)		277	280,318

			9,319,101
Biotechnology — 0.4%
AbbVie, Inc.:
2.50%, 5/14/20		6,460	6,537,406
2.90%, 11/06/22		4,565	4,629,410
Amgen, Inc., 2.65%, 5/11/22		5,540	5,585,234

			16,752,050
Capital Markets — 2.9%
Credit Suisse AG, 2.30%, 5/28/19		11,930	12,007,819
Credit Suisse Group AG, 3.57%, 1/09/23 (b)		14,810	15,166,269
E*TRADE Financial Corp., 2.95%, 8/24/22		6,545	6,559,557
Goldman Sachs Group, Inc.:
2.90%, 7/19/18		19,661	19,840,555
2.30%, 12/13/19		3,060	3,073,224
2.60%, 4/23/20		1,120	1,130,097
3.00%, 4/26/22		21,820	22,072,211
Moody’s Corp., 2.75%, 12/15/21		1,135	1,143,910
Morgan Stanley:
2.75%, 5/19/22		4,850	4,876,837
(3 mo. LIBOR US + 0.930%), 2.24%, 7/22/22 (a)		36,105	36,241,825
UBS Group Funding Switzerland AG:
2.65%, 2/01/22 (b)		3,100	3,087,809
3.49%, 5/23/23 (b)		9,930	10,166,846
(3 mo. LIBOR US + 0.954%), 2.86%, 8/15/23 (b)(e)		5,810	5,791,078

			141,158,037
Chemicals — 0.0%
Cydsa SAB de CV, 6.25%, 10/04/27 (b)		405	397,641
Mexichem SAB de CV:
4.00%, 10/04/27 (b)		295	294,528
5.50%, 1/15/48 (b)		310	305,815

			997,984
Commercial Services & Supplies — 0.3%
Aviation Capital Group Corp.:
4.63%, 1/31/18 (b)		1,000	1,009,119
2.88%, 1/20/22 (b)		7,630	7,631,290
Pitney Bowes, Inc., 3.63%, 9/15/20		3,525	3,532,438

			12,172,847
Communications Equipment — 0.1%
Harris Corp., 2.00%, 4/27/18		6,000	6,010,477
Consumer Finance — 2.5%
Ally Financial, Inc.:
6.25%, 12/01/17		3,254	3,272,711
3.25%, 2/13/18		7,000	7,051,100
American Express Co., 2.50%, 8/01/22		11,065	11,052,327

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	75

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Corporate Bonds		Par (000)	Value
Consumer Finance (continued)
Capital One Financial Corp., 3.05%, 3/09/22	USD	455	$460,196
Capital One N.A.:
2.35%, 8/17/18		26,050	26,149,063
2.35%, 1/31/20		7,215	7,253,223
Credivalores-Crediservicios SAS, 9.75%, 7/27/22 (b)		618	639,321
ERAC USA Finance LLC, 6.38%, 10/15/17 (b)		6,000	6,009,244
Ford Motor Credit Co. LLC, 2.68%, 1/09/20		13,435	13,543,641
General Motors Financial Co., Inc.:
3.25%, 5/15/18		1,450	1,462,983
2.40%, 5/09/19		2,525	2,536,099
3.20%, 7/13/20		11,260	11,531,432
3.15%, 6/30/22		12,055	12,151,124
Nissan Motor Acceptance Corp.:
2.00%, 3/08/19 (b)		7,210	7,215,194
2.25%, 1/13/20 (b)		5,100	5,125,176
Synchrony Financial, 2.60%, 1/15/19		6,785	6,828,456

			122,281,290
Diversified Financial Services — 2.4%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust:
4.25%, 7/01/20		3,540	3,698,309
4.63%, 10/30/20		5,150	5,480,593
3.50%, 5/26/22		3,605	3,691,412
Banque Federative du Credit Mutuel SA, 2.70%, 7/20/22 (b)		10,665	10,714,929
BAT International Finance PLC:
2.75%, 6/15/20 (b)		5,575	5,661,726
3.25%, 6/07/22 (b)		4,055	4,143,553
BP Capital Markets PLC:
2.52%, 1/15/20		2,300	2,331,302
3.22%, 11/28/23		10,000	10,244,059
Canadian Imperial Bank of Commerce, 2.35%, 7/27/22 (b)		27,000	26,920,351
Deutsche Telekom International Finance BV:
1.95%, 9/19/21 (b)		6,775	6,636,181
2.82%, 1/19/22 (b)		9,700	9,752,851
Enel Finance International NV, 2.88%, 5/25/22 (b)		3,255	3,276,087
Hyundai Capital America:
2.40%, 10/30/18 (b)		2,855	2,865,357
2.55%, 4/03/20 (b)		4,680	4,671,815
Shell International Finance BV, 4.38%, 3/25/20		6,225	6,605,032
SPARC EM SPC Panama Metro Line 2 SP, 0.00%, 12/05/22 (b)(f)		200	182,300
Voya Financial, Inc., 2.90%, 2/15/18		9,085	9,124,466

			116,000,323
Diversified Telecommunication Services — 0.4%
AT&T Inc., 2.85%, 2/14/23		10,685	10,617,903
Verizon Communications, Inc., 2.95%, 3/15/22		7,358	7,482,675

			18,100,578
Electric Utilities — 0.4%
Emera U.S. Finance LP, 2.15%, 6/15/19		4,965	4,966,993
Eversource Energy, 2.75%, 3/15/22		7,200	7,280,037
FirstEnergy Corp., 2.85%, 7/15/22		4,346	4,357,507
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 7/27/23 (b)		440	491,788
Pampa Energia SA:
7.38%, 7/21/23 (b)		405	440,478
7.50%, 1/24/27 (b)		340	369,522

			17,906,325

Corporate Bonds		Par (000)	Value
Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., 2.20%, 4/01/20	USD	6,520	$6,529,076
Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp.:
3.45%, 9/15/21		10,385	10,746,881
4.70%, 3/15/22		6,000	6,500,607
Crown Castle International Corp.:
3.40%, 2/15/21		6,923	7,127,640
4.88%, 4/15/22		5,465	5,935,303
3.20%, 9/01/24		9,495	9,449,931
National Retail Properties, Inc., 5.50%, 7/15/21		2,543	2,782,357
Nationwide Health Properties, Inc., 6.59%, 7/07/38		1,400	1,668,459
PLA Administradora Industrial S de RL de CV, 5.25%, 11/10/22 (b)		203	213,658
Realty Income Corp., 6.75%, 8/15/19		7,993	8,673,221
Trust F/1401, 6.95%, 1/30/44		341	376,379
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18		11,890	11,900,854

			65,375,290
Food & Staples Retailing — 0.3%
Alimentation Couche-Tard, Inc., 2.70%, 7/26/22 (b)		5,035	5,051,310
Walgreen Co., 3.10%, 9/15/22		5,780	5,888,424
Walgreens Boots Alliance, Inc., 2.70%, 11/18/19		5,229	5,300,430

			16,240,164
Food Products — 0.2%
Arcor SAIC, 6.00%, 7/06/23 (b)		426	455,820
Wm. Wrigley Jr. Co., 3.38%, 10/21/20 (b)		8,820	9,094,956

			9,550,776
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories, 2.35%, 11/22/19		1,535	1,547,501
Becton Dickinson and Co., 2.40%, 6/05/20		6,145	6,166,560
Stryker Corp., 2.00%, 3/08/19		4,710	4,719,927

			12,433,988
Hotels, Restaurants & Leisure — 0.3%
Carnival Corp., 3.95%, 10/15/20		4,525	4,766,516
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	2,790	4,045,985
Series M, 7.40%, 3/28/24		4,920	7,513,104

			16,325,605
Household Durables — 0.1%
Lennar Corp., 4.75%, 12/15/17	USD	4,332	4,332,000
Toll Brothers Finance Corp., 8.91%, 10/15/17		1,710	1,715,181

			6,047,181
Household Products — 0.0%
Avon International Operations, Inc., 7.88%, 8/15/22 (b)		1,345	1,395,437
Independent Power and Renewable Electricity Producers — 0.1%
AES Panama SRL, 6.00%, 6/25/22 (b)		265	279,244
Genneia SA, 8.75%, 1/20/22 (b)		405	442,596
Inkia Energy Ltd., 8.38%, 4/04/21 (b)		338	347,734
IPALCO Enterprises, Inc., 3.70%, 9/01/24 (b)		3,960	3,969,697
Orazul Energy Egenor S en C por A, 5.63%, 4/28/27 (b)		338	330,902
Stoneway Capital Corp., 10.00%, 3/01/27 (b)		1,469	1,577,824

			6,947,997

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Corporate Bonds		Par (000)	Value
Industrial Conglomerates — 0.0%
Grupo KUO SAB de CV, 5.75%, 7/07/27 (b)	USD	336	$353,640
Tyco Electronics Group SA, 3.45%, 8/01/24		865	894,224

			1,247,864
Insurance — 1.1%
American International Group, Inc.:
5.85%, 1/16/18		7,010	7,089,958
6.40%, 12/15/20		1,965	2,209,263
4.88%, 6/01/22		5,900	6,480,766
AXIS Specialty Finance PLC, 2.65%, 4/01/19		13,545	13,579,251
Hartford Financial Services Group, Inc., 5.13%, 4/15/22		4,423	4,901,138
Marsh & McLennan Cos., Inc., 2.35%, 3/06/20		14,465	14,557,518
Pricoa Global Funding I, 2.45%, 9/21/22 (b)		4,090	4,097,924
Willis Towers Watson PLC, 5.75%, 3/15/21		2,206	2,424,148

			55,339,966
Internet & Direct Marketing Retail — 0.1%
Priceline Group, Inc., 2.75%, 3/15/23		4,180	4,175,746
Internet Software & Services — 0.5%
Baidu, Inc.:
2.75%, 6/09/19		10,000	10,078,970
2.88%, 7/06/22		8,205	8,235,145
eBay, Inc., 2.15%, 6/05/20		6,695	6,710,086

			25,024,201
IT Services — 0.1%
Xerox Corp., 3.63%, 3/15/23		5,481	5,435,114
Media — 1.7%
Cablevision SA, 6.50%, 6/15/21 (b)		177	188,901
Charter Communications Operating LLC/Charter
Communications Operating Capital:
3.58%, 7/23/20		2,633	2,702,978
4.46%, 7/23/22		9,515	10,067,121
Discovery Communications LLC:
2.20%, 9/20/19		2,170	2,177,204
4.38%, 6/15/21		3,695	3,902,120
DISH DBS Corp., 4.25%, 4/01/18		5,000	5,037,500
Interpublic Group of Cos., Inc., 2.25%, 11/15/17		13,816	13,820,574
Omnicom Group, Inc., 3.63%, 5/01/22		12,116	12,634,529
Sky PLC:
6.10%, 2/15/18 (b)		9,277	9,428,150
2.63%, 9/16/19 (b)		20,595	20,735,115
Viacom, Inc., 2.75%, 12/15/19		491	495,570

			81,189,762
Metals & Mining — 0.6%
Anglo American Capital PLC, 4.13%, 4/15/21 (b)		5,220	5,420,187
United States Steel Corp., 8.38%, 7/01/21 (b)		22,255	24,591,775
VM Holding SA, 5.38%, 5/04/27 (b)		338	354,900

			30,366,862
Multi-Utilities — 0.1%
CenterPoint Energy, Inc., 2.50%, 9/01/22		5,150	5,139,403
Oil, Gas & Consumable Fuels — 0.3%
Enterprise Products Operating LLC, 1.65%, 5/07/18		2,100	2,099,253
Geopark Ltd., 6.50%, 9/21/24 (b)		240	240,600
GNL Quintero SA, 4.63%, 7/31/29		253	264,701
Kinder Morgan, Inc., 3.05%, 12/01/19		8,375	8,526,446
Pioneer Natural Resources Co., 3.45%, 1/15/21		670	685,058

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
TransCanada PipeLines Ltd., 6.50%, 8/15/18	USD	4,415	$4,594,613

			16,410,671
Pharmaceuticals — 1.2%
Actavis Funding SCS, 2.45%, 6/15/19		1,650	1,661,429
Allergan Funding SCS, 3.00%, 3/12/20		12,610	12,873,903
Forest Laboratories LLC, 4.38%, 2/01/19 (b)		6,619	6,787,794
Shire Acquisitions Investments Ireland DAC:
1.90%, 9/23/19		23,590	23,543,360
2.40%, 9/23/21		4,535	4,519,144
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19		10,495	10,343,304

			59,728,934
Road & Rail — 0.9%
Park Aerospace Holdings Ltd., 5.25%, 8/15/22 (b)		6,860	7,134,400
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.38%, 3/15/18 (b)		5,000	5,038,471
2.88%, 7/17/18 (b)		16,908	17,065,696
3.05%, 1/09/20 (b)		5,346	5,447,656
Ryder System, Inc.:
2.88%, 9/01/20		6,330	6,435,073
2.50%, 9/01/22		1,840	1,827,011

			42,948,307
Semiconductors & Semiconductor Equipment — 2.0%
Analog Devices, Inc., 3.50%, 12/05/26		2,050	2,070,247
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.38%, 1/15/20 (b)		25,830	25,972,685
3.00%, 1/15/22 (b)		12,800	13,013,531
3.63%, 1/15/24 (b)		8,240	8,465,587
Lam Research Corp.:
2.75%, 3/15/20		7,863	7,989,469
2.80%, 6/15/21		10,650	10,773,811
Maxim Integrated Products, Inc., 2.50%, 11/15/18		18,000	18,109,699
NXP BV/NXP Funding LLC:
3.75%, 6/01/18 (b)		2,167	2,188,670
4.13%, 6/01/21 (b)		7,770	8,129,363
3.88%, 9/01/22 (b)		2,479	2,584,357

			99,297,419
Software — 0.3%
CA, Inc., 3.60%, 8/15/22		3,655	3,746,309
VMware, Inc., 2.30%, 8/21/20		11,890	11,924,811

			15,671,120
Specialty Retail — 0.3%
Penske Automotive Group, Inc., 3.75%, 8/15/20		1,145	1,167,900
QVC, Inc., 3.13%, 4/01/19		12,530	12,657,675

			13,825,575
Technology Hardware, Storage & Peripherals — 0.7%
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18		8,536	8,621,334
2.10%, 10/04/19 (b)		7,650	7,652,595
3.60%, 10/15/20		8,000	8,292,365
NetApp, Inc., 2.00%, 9/27/19		7,825	7,822,556

			32,388,850
Tobacco — 0.9%
BAT Capital Corp.:
2.30%, 8/14/20 (b)		20,410	20,475,182

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	77

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Corporate Bonds		Par (000)	Value
Tobacco (continued)
2.76%, 8/15/22 (b)	USD	7,455	$7,496,886
Reynolds American, Inc.:
6.88%, 5/01/20		7,889	8,790,236
3.25%, 6/12/20		6,460	6,638,497

			43,400,801
Trading Companies & Distributors — 1.0%
Air Lease Corp.:
2.13%, 1/15/18		14,375	14,390,641
2.63%, 9/04/18		6,105	6,153,523
3.38%, 1/15/19		3,500	3,558,223
2.63%, 7/01/22		13,840	13,740,730
International Lease Finance Corp.:
7.13%, 9/01/18 (b)		3,680	3,853,128
4.63%, 4/15/21		5,702	6,058,455

			47,754,700
Wireless Telecommunication Services — 0.2%
Digicel Group Ltd., 8.25%, 9/30/20 (b)		277	270,596
Sprint Communications, Inc., 9.00%, 11/15/18 (b)		4,715	5,064,712
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 3/20/23 (b)		3,145	3,192,175

			8,527,483
Total Corporate Bonds — 38.0%			1,849,404,195

Floating Rate Loan Interests
Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Resort Properties LLC, Term B Loan (First Lien)(1mo. LIBOR US + 3.50%, 4.74%, 10/11/20 (g)		4,923	4,929,428

Foreign Agency Obligations
Argentina — 0.0%
YPF SA:
8.88%, 12/19/18 (b)		689	735,852
8.50%, 3/23/21 (b)		90	100,998
6.95%, 7/21/27 (b)		826	875,560

			1,712,410
Brazil — 0.1%
Petrobras Global Finance BV:
5.38%, 1/27/21		1,598	1,685,890
6.13%, 1/17/22		1,165	1,252,375
5.30%, 1/27/25 (b)		352	351,472
7.38%, 1/17/27		182	200,382
6.00%, 1/27/28 (b)		2,770	2,767,923

			6,258,042
Chile — 0.0%
Empresa de Transporte de Pasajeros Metro SA, 5.00%, 1/25/47 (b)		237	260,342
Mexico — 0.1%
Mexico City Airport Trust, 5.50%, 7/31/47 (b)		2,136	2,162,486
Panama — 0.0%
Aeropuerto Internacional de Tocumen SA, 5.63%, 5/18/36 (b)		524	567,230
Total Foreign Agency Obligations — 0.2%			10,960,510

Foreign Government Obligations		Par (000)	Value
Argentina — 0.4%
Republic of Argentina:
6.25%, 4/22/19	USD	10,918	$11,491,195
5.63%, 1/26/22		2,950	3,097,500
8.75%, 5/07/24		690	795,580
5.00%, 1/15/27	EUR	417	486,728
6.88%, 1/26/27	USD	265	286,333
7.82%, 12/31/33	EUR	683	901,410
7.82%, 12/31/33		630	822,074

			17,880,820
Brazil — 0.0%
Federative Republic of Brazil:
4.25%, 1/07/25	USD	324	327,240
6.00%, 4/07/26		524	581,640

			908,880
Colombia — 0.0%
Republic of Colombia:
11.75%, 2/25/20		18	22,014
4.38%, 7/12/21		1,412	1,506,604
3.88%, 4/25/27		420	426,720

			1,955,338
Cyprus — 0.5%
Republic of Cyprus:
4.75%, 6/25/19	EUR	9,815	12,542,598
4.63%, 2/03/20 (b)		8,454	11,041,418

			23,584,016
Egypt — 0.0%
Arab Republic of Egypt:
5.75%, 4/29/20	USD	940	973,276
8.50%, 1/31/47		837	932,550
8.50%, 1/31/47 (b)		654	728,659

			2,634,485
Indonesia — 0.3%
Republic of Indonesia:
5.88%, 3/13/20		1,003	1,090,790
8.38%, 3/15/24	IDR	3,550,000	291,552
4.13%, 1/15/25	USD	490	514,241
4.75%, 1/08/26		1,980	2,158,845
8.38%, 9/15/26	IDR	30,727,000	2,568,758
7.00%, 5/15/27	7,635,000		588,681
7.50%, 8/15/32	23,761,000		1,847,921
8.38%, 3/15/34	13,530,000		1,105,986
8.25%, 5/15/36	40,795,000		3,328,659
7.50%, 5/15/38	17,329,000		1,331,614

			14,827,047
Lebanon — 0.1%
Lebanese Republic:
6.10%, 10/04/22	USD	661	659,916
6.65%, 4/22/24		365	365,314
6.25%, 11/04/24		295	289,127
6.85%, 3/23/27		2,350	2,337,456

			3,651,813
Mexico — 0.1%
United Mexican States:
4.15%, 3/28/27		650	683,183
10.00%, 11/20/36	MXN	13,900	985,579
8.50%, 11/18/38		14,600	913,137

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Foreign Government Obligations		Par (000)	Value
Mexico (Continued)
United Mexican States Inflation Linked Bonds, 3.50%, 12/14/17	MXN	1,965	$633,530

			3,215,429
Russia — 0.5%
Russian Federation:
6.40%, 5/27/20	RUB	58,368	988,281
7.50%, 8/18/21		415,741	7,234,298
7.40%, 12/07/22		85,052	1,472,599
4.88%, 9/16/23	USD	800	871,168
4.75%, 5/27/26		800	848,000
7.75%, 9/16/26	RUB	160,102	2,828,793
8.15%, 2/03/27		441,193	8,029,161
7.05%, 1/19/28		184,730	3,115,422

			25,387,722
Saudi Arabia — 0.1%
Kingdom of Saudi Arabia, 3.63%, 3/04/28 (b)	USD	3,537	3,528,016
South Africa — 0.1%
Republic of South Africa:
5.50%, 3/09/20		2,321	2,468,448
5.88%, 5/30/22		430	472,112
6.25%, 3/31/36	ZAR	10,090	537,413
6.50%, 2/28/41		5,055	264,647
8.75%, 2/28/48		19,625	1,310,909

			5,053,529
Tunisia — 0.0%
Banque Centrale de Tunisie International Bond, 4.50%, 6/22/20	EUR	562	697,414
Turkey — 0.4%
Republic of Turkey:
7.00%, 6/05/20	USD	1,723	1,881,344
9.20%, 9/22/21	TRY	15,170	4,018,212
11.00%, 3/02/22		20,716	5,849,169
8.80%, 9/27/23		7,880	2,025,872
7.38%, 2/05/25	USD	2,327	2,702,927
6.00%, 3/25/27		2,038	2,187,671

			18,665,195
Total Foreign Government Obligations — 2.5%			121,989,704

Investment Companies — 1.2%		Shares
iShares Short Maturity Bond ETF (m)	1,180,000		59,342,200

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 3.9%
Apollo Trust, Series 2009-1, Class A3, 2.90%, 10/03/40 (a)	AUD	1,508	1,186,261
Banc of America Mortgage Trust, Series 2003-J, Class 2A1, 3.45%, 11/25/33 (d)	USD	599	600,439
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-5, Class 2A, 3.92%, 7/25/34 (d)		840	833,761
Series 2004-7, Class 4A, 3.79%, 10/25/34 (d)		26	26,320

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.50%, 12/25/35 (b)(d)(m)	USD	19	$16,404
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, (1 mo. LIBOR US + 0.540%), 1.78%, 2/25/35 (a)		553	525,235
Series 2005-17, Class 1A6, 5.50%, 9/25/35		1,240	1,234,627
Series 2005-HYB8, Class 2A1, 3.53%, 12/20/35 (d)		1,331	1,177,305
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 1A1, 3.13%, 2/25/35 (d)		223	222,850
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class M1, (1 mo. LIBOR US + 1.200%), 2.43%, 10/25/29 (a)		24,431	24,710,149
JPMorgan Mortgage Trust:
Series 2016-2, Class A1, 2.68%, 6/25/46 (b)(d)		21,474	21,562,431
Series 2017-1, Class A4, 3.50%, 1/25/47 (b)(d)		29,028	29,704,227
Series 2017-2, Class A6, 3.00%, 5/25/47 (b)(d)		28,134	28,433,350
Series 2017-3, Class 1A6, 3.00%, 8/25/47 (b)(d)		17,949	17,835,076
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.50%, 4/25/57 (b)(d)		24,161	24,148,455
MortgageIT Trust, Series 2004-1, Class A1, (1 mo. LIBOR US + 0.780%), 2.02%, 11/25/34 (a)		1,679	1,642,920
National RMBS Trust, Series 2012-2, Class A1, 2.70%, 6/20/44 (a)	AUD	1,517	1,191,784
New Residential Mortgage Loan Trust, Series 2016-3A, Class A1B, 3.25%, 9/25/56 (b)(d)	USD	4,368	4,446,830
Rochester Financing No.1 PLC, Series 1, Class A1, (3 mo. LIBOR GBP + 1.450%), 1.74%, 7/16/46 (a)	GBP	2,932	3,936,490
Sequoia Mortgage Trust, Series 2017-CH1, Class A2, 3.50%, 10/25/47 (b)(d)		14,025	14,228,285
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, (1 mo. LIBOR US + 0.300%), 1.54%, 9/25/34 (a)	USD	1,100	1,024,080
Structured Agency Credit Risk Debt Notes, Series 2016-HQA2, Class M1, (1 mo. LIBOR US + 1.200%), 2.43%, 11/25/28 (a)		2,632	2,634,585
TORRENS Trust, Series 2013-1, Class A, 2.55%, 4/12/44 (a)	AUD	8,382	6,581,125
Walsh Acceptance, Series 1997-2, Class A, (1 mo. LIBOR US + 2.000%), 3.23%, 3/01/27 (a)(b)(c)	USD	10	3,074

			187,906,063
Commercial Mortgage-Backed Securities — 10.5%
Banc of America Commercial Mortgage Trust, Series 2007-5, Class AM, 5.77%, 2/10/51 (d)		6,553	6,557,191
Bancorp Commercial Mortgage Trust, Series 2016-CRE1, Class A, (1 mo. LIBOR US + 1.430%), 2.66%, 11/15/33 (a)(b)		6,375	6,387,199
Barclays Commercial Mortgage Trust, Series 2015-SLP, Class D, (1 mo. LIBOR US + 3.200%), 4.43%, 2/15/28 (a)(b)		5,000	5,020,547

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	79

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AJ, 5.78%, 12/11/40 (d)	USD	22,242	$24,007,091
Series 2005-PW10, Class B, 5.79%, 12/11/40 (d)		13,697	14,516,889
Series 2007-PW18, Class AMA, 6.09%, 6/11/50 (d)		4,514	4,516,068
Series 2014-PWR4, Class F, 6.20%, 6/11/41 (b)(d)		2,500	2,656,679
BXHTL Mortgage Trust, Series 2015-JWRZ, Class A, (1 mo. LIBOR US + 1.230%), 2.47%, 5/15/29 (a)(b)		6,590	6,598,038
CGDB Commercial Mortgage Trust, Series 2017-BIO, Class A, (1 mo. LIBOR US + 0.750%), 1.98%, 5/15/30 (a)(b)		13,310	13,309,991
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, (1 mo. LIBOR US + 0.790%), 2.02%, 7/15/28 (a)(b)		5,940	5,939,996
Chicago Skyscraper Trust, Series 2017-SKY, Class A, (1 mo. LIBOR US + 0.800%), 2.03%, 2/15/30 (a)(b)		10,120	10,132,610
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class A, 3.25%, 5/10/35 (b)		7,460	7,651,739
Citigroup/Deutsche Bank Mortgage Trust, Series 2007-CD5, Class AJ, 6.58%, 11/15/44 (d)		3,399	3,397,083
CLNS Trust, Series 2017-IKPR, Class A, (1 mo. LIBOR US + 0.800%), 2.04%, 6/11/32 (a)(b)		21,360	21,383,314
Commercial Mortgage Trust:
Series 2012-CR1, Class A3, 3.39%, 5/15/45		9,666	10,017,026
Series 2013-CR10, Class ASB, 3.80%, 8/10/46		3,300	3,457,908
Series 2014-PAT, Class A, (1 mo. LIBOR US + 0.800%), 2.03%, 8/13/27 (a)(b)		14,450	14,454,519
Series 2014-UBS6, Class ASB, 3.39%, 12/10/47		1,800	1,870,461
Series 2015-CR23, Class A2, 2.85%, 5/10/48		16,620	16,918,404
Series 2015-CR24, Class ASB, 3.45%, 8/10/48		7,580	7,890,571
Series 2015-LC21, Class A2, 2.98%, 7/10/48		32,500	33,175,031
Core Industrial Trust, Series 2015-CALW, Class A, 3.04%, 2/10/34 (b)		10,000	10,226,075
Credit Suisse Commercial Mortgage Trust:
Series 2006-C1, Class G, 5.85%, 2/15/39 (b)(d)		10,968	10,898,364
Series 2015-DEAL, Class A, (1 mo. LIBOR US + 1.320%), 2.55%, 4/15/29 (a)(b)		1,439	1,440,342
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class ASB, 3.35%, 4/15/50		13,700	14,215,754
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFX, 3.23%, 12/15/34 (b)		10,000	10,186,964
Great Wolf Trust, Series 2017-WOLF, Class A, (1 mo. LIBOR US + 0.850%), 2.09%, 9/15/34 (a)(b)(c)		5,980	5,980,000
GS Mortgage Securities Corp. Trust:
Series 2012-ALOH, Class A, 3.55%, 4/10/34 (b)		5,000	5,214,713
Series 2013-NYC5, Class C, 2.97%, 1/10/30 (b)		7,768	7,786,422
Series 2013-NYC5, Class D, 3.48%, 1/10/30 (b)		4,000	4,012,182

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2013-NYC5, Class E, 3.77%, 1/10/30 (b)(d)	USD	3,380	$3,391,969
GS Mortgage Securities Trust, Series 2013-GC13, Class AAB, 3.72%, 7/10/46 (d)		8,300	8,657,649
Hospitality Mortgage Trust, Series 2017-HIT, Class A, (1 mo. LIBOR US + 0.850%), 2.08%, 5/08/30 (a)(b)		9,230	9,241,517
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class ASB, 3.66%, 9/15/47		6,780	7,116,105
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2003-CB7, Class F, 5.86%, 1/12/38 (b)(d)		5,000	5,198,215
Series 2007-CB18, Class AMFL, (1 mo. LIBOR US + 0.165%), 1.28%, 6/12/47 (a)		5,559	5,497,848
Series 2008-C2, Class A4FL, (1 mo. LIBOR US + 1.500%), 2.74%, 2/12/51 (a)		8,144	7,964,554
Latitude Management Real Estate Capital, Inc., Series 2015-CRE1, Class A, (1 mo. LIBOR US + 1.750%), 2.99%, 2/22/32 (a)(b)(c)		5,000	5,062,500
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.30%, 9/15/45 (d)		13,623	13,643,756
Madison Avenue Trust, Series 2013-650M, Class A, 3.84%, 10/12/32 (b)		16,255	16,932,131
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Class AAB, 2.66%, 5/15/46		6,000	6,076,703
Series 2014-C19, Class A2, 3.10%, 12/15/47		5,600	5,722,950
Series 2014-C19, Class ASB, 3.33%, 12/15/47		7,950	8,247,388
Morgan Stanley Capital I Trust:
Series 2007-HQ13, Class A3, 5.57%, 12/15/44		3,256	3,258,710
Series 2008-T29, Class A4, 6.50%, 1/11/43 (d)		13,024	13,103,312
Series 2012-C4, Class A4, 3.24%, 3/15/45		4,655	4,799,721
Series 2014-CPT, Class A, 3.35%, 7/13/29 (b)		5,000	5,162,388
Series 2014-MP, Class A, 3.47%, 8/11/33 (b)		4,215	4,361,827
RAIT Trust:
Series 2016-FL6, Class A, (1 mo. LIBOR US + 1.450%), 2.68%, 11/13/31 (a)(b)		2,192	2,199,981
Series 2017-FL7, Class A, (1 mo. LIBOR US + 0.950%), 2.18%, 6/15/37 (a)(b)		6,340	6,342,201
UBS Commercial Mortgage Trust, Series 2012-C1, Class A3, 3.40%, 5/10/45		4,485	4,645,702
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class ASB 2.79%, 4/10/46		8,000	8,122,933
VNDO Mortgage Trust, Series 2012-6AVE, Class A, 3.00%, 11/15/30 (b)		17,196	17,544,776
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (d)		526	525,762
Series 2007-C33, Class AM, 6.22%, 2/15/51 (d)		3,401	3,398,316
Waldorf Astoria Boca Raton Trust,
Series 2016-BOCA, Class A, (1 mo. LIBOR US + 1.350%), 2.58%, 6/15/29 (a)(b)		3,510	3,516,247

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC16, Class ASB, 3.48%, 8/15/50	USD	11,680	$12,171,561
Series 2014-TISH, Class SCH1, (1 mo. LIBOR US + 2.750%), 3.98%, 1/15/27 (a)(b)		3,500	3,501,538
WF-RBS Commercial Mortgage Trust:
Series 2011-C5, Class A4, 3.67%, 11/15/44		13,691	14,330,115
Series 2012-C6, Class A4, 3.44%, 4/15/45		1,970	2,046,424
Series 2014-C24, Class ASB, 3.32%, 11/15/47		10,315	10,662,588

			512,266,558
Interest Only Commercial Mortgage-Backed Securities — 0.9%
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class XA, 1.37%, 3/10/47 (d)		35,351	1,942,056
Commercial Mortgage Pass-Through Certificates:
Series 2014-CR15, Class XA, 1.42%, 2/10/47 (d)		60,031	2,407,593
Series 2015-CR23, Class XA, 1.13%, 5/10/48 (d)		40,479	1,999,178
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.94%, 2/10/34 (b)(d)		157,420	4,918,493
Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (b)(d)		100,000	2,984,730
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class XA, 1.33%, 10/15/48 (d)		65,984	3,612,316
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class XA, 0.96%, 12/15/49 (d)		46,762	2,162,947
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A2, 2.98%, 7/15/50		25,100	25,606,990

			45,634,303
Total Non-Agency Mortgage-Backed Securities — 15.3%			745,806,924

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 3.7%
Fannie Mae:
Series 1997-20, Class FB, 1.34%, 3/25/27 (d)		162	160,618
Series 2011-48, Class MG, 4.00%, 6/25/26 (h)		2,755	2,914,114
Series 2011-84, Class MG, 4.00%, 9/25/26 (h)		3,866	4,124,254
Series 2013-133, Class NA, 3.00%, 5/25/36		7,830	8,023,480
Series 2014-C02, Class 1M1, (1 mo. LIBOR US + 0.950%), 2.19%, 5/25/24 (a)		1,722	1,728,379
Series 2015-10, Class KA, 3.00%, 7/25/40		10,394	10,603,754
Series 2017-C02, Class 2M1, (1 mo. LIBOR US + 1.150%), 2.39%, 9/25/29 (a)		13,283	13,377,287

U.S. Government Sponsored Agency Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Fannie Mae Connecticut Avenue Securities, Series 2017-C04, Class 2M1, (1 mo. LIBOR US + 0.850%), 2.09%, 11/25/29 (a)	USD	14,864	$14,906,435
Freddie Mac:
Series 1165, Class LD, 7.00%, 11/15/21		87	91,765
Series 2577, Class UC, 5.00%, 2/15/18		12	11,669
Series 3710, Class MG, 4.00%, 8/15/25 (h)		1,736	1,843,805
Series 3959, Class MA, 4.50%, 11/15/41		3,944	4,220,656
Series 3986, Class M, 4.50%, 9/15/41		4,289	4,576,425
Series 4390, Class CA, 3.50%, 6/15/50		10,563	10,909,891
Series 4446, Class MA, 3.50%, 12/15/50		18,687	19,395,608
Series 4459, Class BN, 3.00%, 8/15/43		13,158	13,421,225
Series 4482, Class DH, 3.00%, 6/15/42		7,561	7,760,796
Series 4569, Class JA, 3.00%, 3/15/42		20,201	20,677,422
Series 4593, Class MP, 4.00%, 4/15/54		30,269	31,993,832
Ginnie Mae, Series 2013-131, Class PA, 3.50%, 6/16/42		8,559	8,881,948

			179,623,363
Commercial Mortgage-Backed Securities — 0.5%
Freddie Mac:
Series KIR2, Class A1, 2.75%, 3/25/27		9,252	9,378,657
Series KJO5, Class A2, 2.16%, 10/25/21		11,543	11,428,574
Series KP03, Class A2, 1.78%, 7/25/19		3,670	3,668,432

			24,475,663
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae:
Series 2012-M9, Class X1, 3.91%, 12/25/17 (d)		6,088	1,274
Series 2013-M4, Class X1, 3.87%, 2/25/18 (d)		8,591	1,780
Series 2013-M5, Class X2, 2.36%, 1/25/22 (d)		27,061	1,527,714
Freddie Mac:
Series K044, Class X1, 0.88%, 1/25/25 (d)		54,628	2,465,519
Series K718, Class X1, 0.77%, 1/25/22 (d)		12,800	296,498
Series KW01, Class X1, 1.12%, 1/25/26 (b)(d)		47,704	2,968,026
Ginnie Mae, Series 2012-120, Class IO, 0.79%, 2/16/53 (d)		29,766	1,380,038

			8,640,849
Mortgage-Backed Securities — 12.1%
Fannie Mae Mortgage-Backed Securities:
2.50%, 12/01/27-8/01/32		251,015	253,020,005
(12 mo. LIBOR US + 1.589%), 2.86%, 9/01/45 (a)		14,709	15,036,086
(12 mo. LIBOR US + 1.590%), 2.92%, 11/01/45 (a)		1,264	1,291,471
3.00%, 10/01/32 (i)		29,280	30,085,200
(12 mo. LIBOR US + 1.590%), 3.16%, 6/01/45 (a)		17,316	17,746,569
(12 mo. LIBOR US + 1.738%), 3.42%, 9/01/42 (a)		11,582	12,030,376
4.00%, 10/01/32 (i)		21,255	21,959,072

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	81

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (continued)
4.50%, 10/01/32 (i)	USD	10,490	$10,714,551
5.00%, 4/01/21		1	1,208
5.50%, 6/01/20-10/01/21		489	510,748
6.50%, 4/01/21		58	60,418
Freddie Mac Mortgage-Backed Securities:
2.50%, 11/01/27		29,047	29,467,851
(12 mo. LIBOR US + 1.630%), 2.92%, 10/01/45 (a)		7,576	7,721,478
3.00%, 10/01/32-10/01/46 (i)		100,215	101,789,700
3.50%, 10/01/32 (i)		86,430	90,212,481

			591,647,214
Total U.S. Government Sponsored Agency Securities — 16.5%			804,387,089

U.S. Treasury Obligations
U.S. Treasury Notes:
0.75%, 8/31/18 (j)		250,000	248,632,813
1.50%, 8/15/20 (j)		287,400	286,546,781
Total U.S. Treasury Obligations — 11.0%			535,179,594
Total Long-Term Investments (Cost — $5,441,651,836) — 111.7%			5,437,127,457

Short-Term Securities	Par (000)	Value
Commercial Paper — 0.3%
Enbridge Energy Partners LP, 2.11%, 11/13/17 (k)	USD 15,840.00	$15,807,132

Money Market Funds — 0.1%	Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (l)(m)	5,440,721	5,440,721

Total Repurchase Agreements — 1.7%		80,000,000
Total Short-Term Securities (Cost — $101,241,913) — 2.1%		101,247,853

Options Purchased
(Cost — $2,228,888) — 0.0%		984,047
Total Investments Before TBA Sale Commitments
(Cost — $5,545,122,637) — 113.8%		5,539,359,357

TBA Sale Commitments (i)	Par (000)
Mortgage-Backed Securities — (1.8)%
Fannie Mae Mortgage-Backed Securities, 2.50%, 10/01/32	43,520	(43,815,801)
Freddie Mac Mortgage-Backed Securities, 3.50%, 10/01/32	43,215	(45,147,860)
Total TBA Sale Commitments (Proceeds — $89,084,251) — (1.8)%		(88,963,661)
Total Investments Net of TBA Sale Commitments — 112.0%		5,450,395,696
Liabilities in Excess of Other Assets — (12.0)%		(583,536,314)

Net Assets — 100.0%		$4,866,859,382

Notes to Schedule of Investments

(a)	Floating rate security. Rate shown is the rate in effect as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(f)	Zero-coupon bond.

(g)	Variable rate security. Rate shown is the rate in effect as of period end.

(h)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(i)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	$21,959,072	$(13,285)
Goldman Sachs & Co.	$40,716,512	$(134,757)
J.P. Morgan Securities LLC	$81,645,958	$(497,347)
Morgan Stanley & Co. LLC	$65,291,601	$(77,435)
RBC Capital Markets, LLC	$(43,815,801)	$105,399

(j)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(k)	Rates are discount rates or a range of discount rates at the time of purchase.

(l)	Annualized 7-day yield as of period end.

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

(m)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Par Held at September 30, 2016	Shares/Par Purchased	Shares/Par Sold[1]	Shares/Par Held at September 30, 2017	Value at September 30, 2017	Income	Net Realized Gain (Loss)[2]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	28,057,043		(22,616,322)[3]	5,440,721	$5,440,721	$312,334	$199	—
BlackRock Capital Finance LP, Series 1997-R2, Class AP	$38,608	—	$(20,054)	$18,554	16,404	1,034	94	$(1,640)
iShares Short Maturity Bond ETF	1,180,000	—	—	1,180,000	59,342,200	807,002	—	118,000
Total					$64,799,325	$1,120,370	$293	$116,360

[1]	Includes paydowns.

[2]	Includes net capital gain distributions, if applicable.

[3]	Represents net shares sold.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Repurchase Agreements

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including Interest	Position	Original Par	Position Received, at Value
Mizuho Securities USA, Inc.	2.29%	9/29/17	10/02/17	$80,000	$80,000	$80,015,233	Asset-Backed securities, 1.34% to 6.60% due from 2/08/22 to 6/25/47	$462,672,551	$91,560,954

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Bank of Montreal	0.80%	9/29/17	Open	$275,000,000	$275,012,222	U.S. Treasury Obligations	Open/Demand
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.27%	9/29/17	10/02/17	91,540,000	91,546,459	U.S. Treasury Obligations	Overnight
Total				$366,540,000	$366,558,681

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	83

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Notes (2 Year)	5,501	December 2017	$1,186,583	$(2,932,256)
U.S. Ultra Treasury Bonds	28	December 2017	$4,624	(71,840)

				(3,004,096)

Short Contracts
Euro-Bobl	(11)	December 2017	$1,705	6,621
Euro-Bund	(104)	December 2017	$19,791	149,771
U.S. Treasury Bonds (30 Year)	(184)	December 2017	$28,118	396,492
U.S. Treasury Notes (10 Year)	(1,632)	December 2017	$204,510	2,214,869
U.S. Treasury Notes (5 Year)	(6,494)	December 2017	$763,045	4,811,526
U.S. Ultra Treasury Bonds (10 Year)	(493)	December 2017	$66,224	791,335
Euro Dollar	(333)	March 2019	$81,660	(241,415)

				8,129,199
Total				$5,125,103

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	4,708,435	USD	1,484,000	Goldman Sachs International	10/03/17	$1,784
USD	1,484,000	BRL	4,598,174	BNP Paribas S.A.	10/03/17	33,010
USD	6,921,497	AUD	8,727,826	HSBC Bank PLC	10/04/17	75,833
USD	7,495,117	EUR	6,279,000	Deutsche Bank AG	10/04/17	71,969
USD	7,443,077	EUR	6,279,000	Royal Bank of Scotland PLC	10/04/17	19,929
COP	7,529,875,080	USD	2,548,000	Credit Suisse International	10/06/17	13,692
COP	2,021,916,400	USD	686,000	UBS AG	10/06/17	1,864
NZD	20,240,000	CAD	17,743,366	Goldman Sachs International	10/10/17	394,706
NZD	67,660,000	CAD	59,495,150	Goldman Sachs International	10/10/17	1,174,296
EUR	600,000	USD	709,214	HSBC Bank PLC	10/11/17	390
TRY	606,559	USD	169,429	Barclays Bank PLC	10/11/17	193
TRY	740,365	USD	206,703	BNP Paribas S.A.	10/11/17	337
TRY	169,908	USD	47,440	Royal Bank of Scotland PLC	10/11/17	74
TRY	606,627	USD	169,429	UBS AG	10/11/17	212
TWD	20,773,080	USD	684,000	Bank of America N.A.	10/11/17	1,444
USD	718,901	EUR	600,000	BNP Paribas S.A.	10/11/17	9,297
USD	2,351,403	EUR	1,975,692	Goldman Sachs International	10/11/17	14,804
USD	599,000	MXN	10,919,171	Goldman Sachs International	10/11/17	595
USD	684,000	TWD	20,410,560	JPMorgan Chase Bank N.A.	10/11/17	10,518
USD	497,271	AUD	630,000	Barclays Bank PLC	10/13/17	3,189
USD	512,000	ZAR	6,683,934	Goldman Sachs International	10/13/17	19,469
JPY	1,645,203,920	USD	14,600,000	Barclays Bank PLC	10/18/17	34,822
RUB	53,268,000	USD	920,000	Bank of America N.A.	10/18/17	2,339
USD	773,250	CAD	960,922	Bank of America N.A.	10/18/17	3,027
USD	6,195,000	CHF	5,873,698	Barclays Bank PLC	10/18/17	121,579
USD	14,600,000	JPY	1,630,561,580	Barclays Bank PLC	10/18/17	95,426
USD	14,600,000	JPY	1,629,767,340	Barclays Bank PLC	10/18/17	102,494

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	42,715,783	USD	737,000	Citibank N.A.	10/20/17	$2,366
USD	12,742,029	TRY	44,405,332	Royal Bank of Scotland PLC	10/20/17	357,998
USD	1,882,447	MXN	33,760,744	Goldman Sachs International	10/23/17	36,007
USD	1,943,246	MXN	35,492,796	Royal Bank of Scotland PLC	10/23/17	2,077
USD	344,613	IDR	4,635,042,805	Barclays Bank PLC	10/26/17	1,301
USD	402,108	IDR	5,407,549,878	Barclays Bank PLC	10/26/17	1,577
USD	402,258	IDR	5,407,550,000	Barclays Bank PLC	10/26/17	1,727
USD	286,630	IDR	3,841,410,000	Barclays Bank PLC	10/26/17	2,101
USD	132,074	IDR	1,780,358,400	BNP Paribas S.A.	10/26/17	205
USD	150,188	IDR	2,024,530,024	BNP Paribas S.A.	10/26/17	233
USD	394,304	IDR	5,315,607,754	BNP Paribas S.A.	10/26/17	583
USD	137,290	IDR	1,845,593,574	BNP Paribas S.A.	10/26/17	589
USD	361,409	IDR	4,862,763,234	BNP Paribas S.A.	10/26/17	1,230
USD	361,598	IDR	4,862,763,141	BNP Paribas S.A.	10/26/17	1,418
USD	60,991	IDR	819,480,440	Deutsche Bank AG	10/26/17	293
USD	289,077	IDR	3,877,969,320	Deutsche Bank AG	10/26/17	1,840
USD	290,907	IDR	3,899,614,240	Deutsche Bank AG	10/26/17	2,067
USD	7,276,093	IDR	97,805,244,123	Deutsche Bank AG	10/26/17	31,770
USD	70,826	IDR	953,169,984	Goldman Sachs International	10/26/17	225
USD	216,943	IDR	2,919,613,256	Goldman Sachs International	10/26/17	690
USD	290,885	IDR	3,899,610,000	Goldman Sachs International	10/26/17	2,046
USD	58	IDR	779,520	JPMorgan Chase Bank N.A.	10/26/17	1
USD	329,244	IDR	4,438,865,813	JPMorgan Chase Bank N.A.	10/26/17	462
USD	413,786	IDR	5,565,425,000	JPMorgan Chase Bank N.A.	10/26/17	1,562
USD	409,801	IDR	5,509,775,000	JPMorgan Chase Bank N.A.	10/26/17	1,698
USD	416,010	IDR	5,593,253,216	JPMorgan Chase Bank N.A.	10/26/17	1,724
USD	262,352	IDR	3,533,092,064	UBS AG	10/26/17	660
USD	416,351	IDR	5,593,255,000	UBS AG	10/26/17	2,065
USD	436,200	IDR	5,849,008,242	UBS AG	10/26/17	2,971
USD	436,233	IDR	5,849,008,278	UBS AG	10/26/17	3,003
USD	124,997	EUR	104,780	Citibank N.A.	10/27/17	967
USD	122,841	EUR	102,905	HSBC Bank PLC	10/27/17	1,031
USD	121,657	EUR	101,428	JPMorgan Chase Bank N.A.	10/27/17	1,596
USD	134,058	EUR	111,677	JPMorgan Chase Bank N.A.	10/27/17	1,865
USD	14,684,088	EUR	12,392,000	Deutsche Bank AG	11/06/17	7,511
RUB	24,692,500	USD	425,000	Deutsche Bank AG	11/15/17	430
RUB	24,692,500	USD	425,000	JPMorgan Chase Bank N.A.	11/15/17	430
USD	4,822,543	RUB	278,815,327	Citibank N.A.	11/15/17	18,797
USD	5,179,971	RUB	299,480,000	Citibank N.A.	11/15/17	20,191
USD	4,144,532	RUB	238,810,000	Citibank N.A.	11/15/17	30,043
USD	8,289,589	RUB	477,070,000	Citibank N.A.	11/15/17	70,088
USD	268,432	ZAR	3,617,474	Bank of America N.A.	11/17/17	3,400
USD	571,440	ZAR	7,596,917	Deutsche Bank AG	11/17/17	14,858
USD	1,341,159	ZAR	17,994,870	Deutsche Bank AG	11/17/17	22,779
USD	5,654,633	TRY	20,448,000	BNP Paribas S.A.	11/20/17	5,634
CAD	15,149,926	AUD	15,495,000	UBS AG	12/12/17	4,122
EUR	5,105,000	GBP	4,507,761	Citibank N.A.	12/12/17	4,568
EUR	5,290,000	JPY	703,046,290	BNP Paribas S.A.	12/12/17	7,539
GBP	4,620,000	EUR	49,114,652	Barclays Bank PLC	12/12/17	148,333

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	85

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	12,390,000	CHF	11,636,564	Westpac Banking Corp.	12/12/17	$311,586
TRY	21,720,313	USD	5,634,761	BNP Paribas S.A.	6/25/18	22,849
TRY	51,640,687	USD	13,341,261	BNP Paribas S.A.	6/25/18	109,873

						3,478,271

USD	776,000	BRL	2,461,860	Deutsche Bank AG	10/03/17	(860)
USD	11,434,829	GBP	8,841,611	UBS AG	10/04/17	(414,906)
CLP	425,761,200	USD	681,000	Royal Bank of Scotland PLC	10/05/17	(15,884)
USD	1,274,000	COP	3,802,890,000	BNP Paribas S.A.	10/06/17	(19,757)
USD	1,274,000	COP	3,802,890,000	BNP Paribas S.A.	10/06/17	(19,757)
USD	1,274,000	COP	3,779,703,200	Royal Bank of Scotland PLC	10/06/17	(11,869)
CAD	14,847,642	NZD	16,865,000	Barclays Bank PLC	10/10/17	(278,423)
CAD	10,460,663	NZD	11,856,332	BNP Paribas S.A.	10/10/17	(177,651)
CAD	48,931,047	NZD	55,483,668	JPMorgan Chase Bank N.A.	10/10/17	(848,467)
CAD	3,305,695	NZD	3,695,000	JPMorgan Chase Bank N.A.	10/10/17	(18,775)
				Morgan Stanley & Co. International
EUR	600,000	USD	721,478	PLC	10/11/17	(11,874)
MXN	12,836,356	EUR	600,000	Goldman Sachs International	10/11/17	(6,131)
MXN	10,890,659	USD	599,000	Bank of America N.A.	10/11/17	(2,157)
MXN	10,662,275	USD	599,000	Goldman Sachs International	10/11/17	(14,674)
TRY	2,107,712	USD	593,000	BNP Paribas S.A.	10/11/17	(3,586)
IDR	9,015,120,000	USD	684,000	JPMorgan Chase Bank N.A.	10/12/17	(15,440)
AUD	25,000	USD	19,927	Barclays Bank PLC	10/13/17	(320)
AUD	605,000	USD	484,033	Deutsche Bank AG	10/13/17	(9,557)
CAD	674,142	USD	541,275	BNP Paribas S.A.	10/16/17	(926)
TRY	1,474,429	USD	425,000	Citibank N.A.	10/16/17	(13,305)
TRY	428,488	USD	123,724	Citibank N.A.	10/16/17	(4,080)
TRY	296,856	USD	85,716	Citibank N.A.	10/16/17	(2,827)
TRY	1,475,005	USD	425,000	Deutsche Bank AG	10/16/17	(13,144)
TRY	347,883	USD	100,425	Goldman Sachs International	10/16/17	(3,288)
TRY	241,014	USD	69,575	Goldman Sachs International	10/16/17	(2,278)
TRY	695,056	USD	200,851	HSBC Bank PLC	10/16/17	(6,775)
TRY	481,535	USD	139,149	HSBC Bank PLC	10/16/17	(4,694)
TRY	453,207	USD	130,560	Royal Bank of Scotland PLC	10/16/17	(4,014)
CAD	953,732	USD	773,250	BNP Paribas S.A.	10/18/17	(8,790)
CHF	5,941,755	USD	6,195,000	Barclays Bank PLC	10/18/17	(51,207)
JPY	1,631,714,980	USD	14,600,000	Barclays Bank PLC	10/18/17	(85,168)
JPY	1,637,839,680	USD	14,600,000	Barclays Bank PLC	10/18/17	(30,687)
JPY	1,638,525,880	USD	14,600,000	Barclays Bank PLC	10/18/17	(24,582)
JPY	1,638,950,740	USD	14,600,000	Barclays Bank PLC	10/18/17	(20,803)
MXN	7,556,834	USD	425,000	Goldman Sachs International	10/18/17	(11,352)
MXN	7,570,950	USD	425,000	JPMorgan Chase Bank N.A.	10/18/17	(10,580)
MXN	7,571,800	USD	425,000	JPMorgan Chase Bank N.A.	10/18/17	(10,533)
MXN	7,572,319	USD	425,000	UBS AG	10/18/17	(10,505)
TRY	3,768,169	EUR	909,000	Deutsche Bank AG	10/18/17	(23,939)
USD	43,800,000	JPY	4,927,981,800	Morgan Stanley & Co. International PLC	10/18/17	(36,593)
TRY	39,302,000	USD	11,243,599	BNP Paribas S.A.	10/23/17	(292,739)
TRY	3,322,725	USD	953,792	BNP Paribas S.A.	10/23/17	(27,969)
USD	14,188,951	TRY	51,640,687	BNP Paribas S.A.	10/23/17	(199,882)
USD	5,990,984	TRY	21,720,313	BNP Paribas S.A.	10/23/17	(61,026)

See Notes to Financial Statements.

86	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	21,304,179	USD	1,199,000	Goldman Sachs International	10/25/17	$(34,228)
IDR	9,982,518,918	USD	743,134	BNP Paribas S.A.	10/26/17	(3,740)
IDR	9,869,003,308	USD	734,574	BNP Paribas S.A.	10/26/17	(3,588)
IDR	7,544,304,755	USD	561,625	Citibank N.A.	10/26/17	(2,827)
IDR	10,000,590,074	USD	744,368	Deutsche Bank AG	10/26/17	(3,636)
IDR	10,139,386,945	USD	754,812	Morgan Stanley & Co. International PLC	10/26/17	(3,799)
USD	328,513	IDR	4,438,865,787	Bank of America N.A.	10/26/17	(269)
IDR	37,654,470,000	USD	2,835,000	BNP Paribas S.A.	10/27/17	(46,221)
RUB	29,806,224	USD	516,000	JPMorgan Chase Bank N.A.	10/27/17	(720)
USD	516,000	RUB	30,216,960	Deutsche Bank AG	10/27/17	(6,381)
CLP	432,945,750	USD	681,000	Credit Suisse International	11/03/17	(5,081)
CLP	435,390,540	USD	681,000	Deutsche Bank AG	11/03/17	(1,264)
USD	588,000	COP	1,734,894,000	Deutsche Bank AG	11/03/17	(77)
USD	563,808	AUD	720,000	Goldman Sachs International	11/06/17	(689)
USD	6,377,920	AUD	8,139,000	National Australia Bank Ltd.	11/06/17	(3,240)
USD	11,778,077	GBP	8,789,000	Goldman Sachs International	11/06/17	(13,619)
TRY	217,000	USD	61,609	BNP Paribas S.A.	11/20/17	(1,660)
IDR	6,555,020,000	USD	487,000	HSBC Bank PLC	11/22/17	(2,666)
IDR	6,550,150,000	USD	487,000	JPMorgan Chase Bank N.A.	11/29/17	(3,335)
AUD	7,730,000	CAD	7,558,324	Citibank N.A.	12/12/17	(2,433)
EUR	5,060,000	JPY	678,101,529	Barclays Bank PLC	12/12/17	(42,940)
NOK	48,635,020	GBP	4,755,000	Morgan Stanley & Co. International PLC	12/12/17	(269,611)
NOK	46,477,934	NZD	8,280,000	TD Securities, Inc.	12/12/17	(126,214)
SEK	99,799,676	EUR	10,460,000	Citibank N.A.	12/12/17	(107,362)
SEK	49,115,992	GBP	4,700,000	Northern Trust Corp.	12/12/17	(255,617)
USD	149,862	EUR	138,919	Citibank N.A.	2/21/18	(15,728)
USD	246,174	EUR	228,978	Deutsche Bank AG	2/21/18	(26,765)
				Morgan Stanley & Co. International
USD	244,503	EUR	227,433	PLC	2/21/18	(26,595)
TRY	39,302,000	USD	10,532,776	BNP Paribas S.A.	6/25/18	(295,567)
TRY	20,448,000	USD	5,259,733	BNP Paribas S.A.	8/20/18	(10,979)
TRY	217,000	USD	57,359	BNP Paribas S.A.	8/20/18	(1,658)

						(4,150,283)
Net Unrealized Depreciation						$(672,012)

OTC Barrier Options Purchased
Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price	Barrier Price		Notional Amount (000)	Value
Put
USD Currency	Down-and-Out	JPMorgan Chase Bank N.A.	—	11/16/17	BRL 3.10	US	D 2.96	USD 920	$2,487

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	87

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

OTC Options Purchased
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	JPMorgan Chase Bank N.A.	—	10/12/17	CAD	1.23	USD	773	$11,352
USD Currency	BNP Paribas S.A.	—	10/16/17	CAD	1.28	USD	1,031	500
EUR Currency	Morgan Stanley & Co. International PLC	—	11/14/17	NOK	9.15	EUR	40,935	72,122

								83,974

Put
USD Currency	Deutsche Bank AG	—	10/16/17	CHF	1.00	USD	50,365	13,207
Total								$97,181

OTC Interest Rate Swaptions Purchased

Description	Counterparty Credit Suisse International Deutsche Bank AG	Expiration Date	Exercise Rate	Received by the Fund		Paid by the Fund		Notional Amount (000)		Value
				Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap, 1/25/29		1/23/19	1.38%	6-month JPY LIBOR	Semi-annual	1.38%	Semi-annual	JPY	31,240,000	$242,371
5-Year Interest Rate Swap, 1/20/27		1/18/22	3.35%	3-month LIBOR	Quarterly	3.35%	Semi-annual	USD	45,285	642,008
Total										$884,379

Centrally Cleared Credit Default Swaps — Buy Protection
Reference Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid	Unrealized Appreciation
CDX.NA.HY.29.V1	5.00%	Quarterly	12/20/22	USD	59,500	$4,750,824	$4,399,476	$351,348
CDX.NA.IG.29.V1	1.00%	Quarterly	12/20/22	USD	80,022	1,772,050	1,667,097	104,953
Total						$6,522,874	$6,066,573	$456,301

Centrally Cleared Interest Rate Swaps

				Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund

Rate	Frequency	Rate	Frequency
3-month LIBOR	Quarterly	1.49%	Semi-annual	N/A	1/20/19	USD	129,410	$(189,755)	$1,358	$(191,113)
7.36%	Monthly	28-day MXIBTIIE	Monthly	N/A	1/28/19	MXN	147,861	(17,812)	71	(17,883)
6-month EURIBOR	Semi-annual	0.45% 6-month EURIBOR	Annual	N/A	7/04/19	EUR	120,000	1,873,271	2,908	1,870,363
0.49%	Annual		Semi-annual	N/A	7/04/19	EUR	120,000	(1,748,313)	2,791	(1,751,104)
28-day MXIBTIIE	Monthly	7.08%	Monthly	N/A	8/08/19	MXN	189,490	4,071	164	3,907

See Notes to Financial Statements.

88	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Paid by the Fund			Received by the Fund	Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-month LIBOR	Quarterly	1.68%	Semi-annual	1/04/18[1]	9/30/19	USD	286,200	$(513,632)	$4,717	$(518,349)
3-month LIBOR	Quarterly	1.60%	Semi-annual	1/04/18[1]	9/30/19	USD	260,000	(822,778)	4,173	(826,951)
28-day MXIBTIIE	Monthly	7.32%	Monthly	N/A	2/20/20	MXN	279,817	130,306	178	130,128
28-day MXIBTIIE	Monthly	7.16%	Monthly	N/A	4/29/20	MXN	269,460	87,586	202	87,384
1.95%	Semi-annual	3-month LIBOR	Quarterly	N/A	1/20/22	USD	53,740	(54,046)	789	(54,835)
28-day MXIBTIIE	Monthly	7.45%	Monthly	N/A	3/07/22	MXN	95,673	131,040	(26)	131,066
28-day MXIBTIIE	Monthly	7.48%	Monthly	N/A	3/07/22	MXN	47,835	69,037	37	69,000
28-day MXIBTIIE	Monthly	7.47%	Monthly	N/A	3/07/22	MXN	47,834	68,017	37	67,980
28-day MXIBTIIE	Monthly	7.16%	Monthly	N/A	6/01/22	MXN	113,909	90,643	102	90,541
28-day MXIBTIIE	Monthly	6.32%	Monthly	N/A	7/17/25	MXN	20,635	(45,419)	131	(45,550)
3-month LIBOR	Quarterly	2.70%	Semi-annual	1/20/22[1]	1/20/27	USD	15,090	110,564	240	110,324
7.67%	Quarterly	3-month JIBAR	Quarterly	N/A	9/14/27	ZAR	9,525	9,024	65	8,959
7.72%	Quarterly	3-month JIBAR	Quarterly	N/A	9/19/27	ZAR	15,330	9,795	72	9,723
7.71%	Quarterly	3-month JIBAR	Quarterly	N/A	9/19/27	ZAR	7,665	5,295	36	5,259
7.74%	Quarterly	3-month JIBAR	Quarterly	N/A	9/21/27	ZAR	6,165	3,498	58	3,440
Total								$(799,608)	$18,103	$(817,711)

[1]	Forward swap.

OTC Credit Default Swaps — Buy Protection
Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank N.A.	6/20/20	USD	2,086	$(24,103)	$9,981	$(34,084)
United Mexican States	1.00%	Quarterly	Bank of America N.A.	9/20/20	USD	2,086	(23,857)	15,581	(39,438)
L Brands, Inc.	1.00%	Quarterly	Citibank N.A.	12/20/22	USD	21,965	1,438,644	1,686,660	(248,016)
Lowe’s Cos., Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	9,460	(344,145)	(311,244)	(32,901)
Republic of Argentina	5.00%	Quarterly	Citibank N.A.	12/20/22	USD	6,006	(599,888)	(548,297)	(51,591)
Republic of South Africa	1.00%	Quarterly	Bank of America N.A.	12/20/22	USD	1,856	78,999	76,417	2,582
Republic of South Africa	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	USD	1,760	74,912	72,464	2,448

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	89

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of the Philippines	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	8,212	$(137,505)	$(130,702)	$(6,803)
Russian Federation	1.00%	Quarterly	Bank of America N.A.	12/20/22	USD	80	1,701	2,083	(382)
Russian Federation	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	USD	145	3,083	3,732	(649)
Target Corp.	1.00%	Quarterly	Goldman Sachs Bank USA	12/20/22	USD	9,460	(204,770)	(143,704)	(61,066)
Total							$263,071	$732,971	$(469,900)

OTC Credit Default Swaps — Sell Protection
Reference Obligation/ Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Upfront Premium Paid (Received) (Depreciation)	Unrealized Appreciation
United Mexican States	1.00%	Quarterly	Bank of America N.A.	6/20/20	BBB+	USD	2,086	$24,104	$(11,569)	$35,673
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	2,086	23,857	(13,574)	37,431
Newmont Mining Corp.	1.00%	Quarterly	Goldman Sachs Bank USA	12/20/22	BBB	USD	9,460	168,944	181,554	(12,610)
CMBX.NA.9.BBB-	3.00%	Monthly	Credit Suisse International	9/17/58	Not Rated	USD	9,805	(1,243,342)	(1,091,040)	(152,302)
CMBX.NA.9.BBB-	3.00%	Monthly	Credit Suisse International	9/17/58	Not Rated	USD	9,805	(1,243,342)	(1,091,040)	(152,302)
CMBX.NA.9.BBB-	3.00%	Monthly	Credit Suisse International	9/17/58	Not Rated	USD	9,805	(1,243,342)	(1,079,167)	(164,175)
CMBX.NA.9.BBB-	3.00%	Monthly	Credit Suisse International	9/17/58	Not Rated	USD	3,370	(427,339)	(333,873)	(93,466)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	11,085	(1,405,654)	(1,124,537)	(281,117)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	7,505	(951,686)	(752,154)	(199,532)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	7,505	(951,685)	(737,704)	(213,981)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	5,000	(634,035)	(554,411)	(79,624)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	5,000	(634,035)	(499,568)	(134,467)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	4,500	(570,631)	(481,033)	(89,598)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	3,695	(468,552)	(386,143)	(82,409)
CMBX.NA.10.BBB-	3.00%	Monthly	Credit Suisse International	11/17/59	BBB-	USD	3,370	(400,820)	(293,292)	(107,528)
CMBX.NA.10.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	11/17/59	BBB-	USD	7,505	(892,626)	(625,823)	(266,803)
Total								$(10,850,184)	$(8,893,374)	$(1,956,810)

1	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

2	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

90	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund

Rate	Frequency	Rate	Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
9.50%	Quarterly	1-day BZDIOVER	Quarterly	Bank of America N.A.	10/02/17	BRL	47,204	$(8,577)	—	$(8,577)
3-month KRW Certificate of Deposit	Quarterly	1.92%	Quarterly	Deutsche Bank AG	11/10/17	KRW	3,145,030	3,883	$409	3,474
1.69%	Quarterly	3-month KRW Certificate of Deposit	Quarterly	Deutsche Bank AG	11/10/17	KRW	3,145,030	(2,085)	—	(2,085)
9.99%	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	1/02/18	BRL	37,952	(83,493)	—	(83,493)
8.98%	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	1/02/18	BRL	11,961	(4,164)	—	(4,164)
9.98%	At Termination	1-day BZDIOVER	At Termination	JPMorgan Chase Bank N.A.	1/02/18	BRL	37,953	(60,793)	—	(60,793)
28-day MXIBTIIE	Monthly	7.07%	Monthly	Citibank N.A.	11/21/18	MXN	147,861	(16,803)	—	(16,803)
28-day MXIBTIIE	Monthly	7.06%	Monthly	JPMorgan Chase Bank N.A.	11/21/18	MXN	177,433	(21,256)	—	(21,256)
28-day MXIBTIIE	Monthly	6.98%	Monthly	Citibank N.A.	11/28/18	MXN	180,400	(32,620)	(187)	(32,433)
28-day MXIBTIIE	Monthly	6.98%	Monthly	JPMorgan Chase Bank N.A.	11/28/18	MXN	143,151	(25,884)	(148)	(25,736)
7.75%	At Termination	1-day BZDIOVER	At Termination	Bank of America N.A.	1/02/19	BRL	15,533	(26,076)	—	(26,076)
1-day BZDIOVER	At Termination	9.25%	At Termination	Citibank N.A.	1/02/19	BRL	32,529	226,099	—	226,099
8.00%	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	1/02/19	BRL	15,463	(39,958)	—	(39,958)
1-day BZDIOVER	At Termination	9.28%	At Termination	JPMorgan Chase Bank N.A.	1/02/19	BRL	30,880	217,956	—	217,956
8.78%	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	1/02/20	BRL	15,508	(77,430)	—	(77,430)
1-day BZDIOVER	At Termination	9.14%	At Termination	Bank of America N.A.	1/04/21	BRL	6,896	31,233	—	31,233
1-day BZDIOVER	At Termination	9.61%	At Termination	Bank of America N.A.	1/02/23	BRL	3,623	17,940	—	17,940
1-day BZDIOVER	At Termination	9.84%	At Termination	Citibank N.A.	1/02/23	BRL	6,889	59,773	—	59,773
1-day BZDIOVER	At Termination	9.85%	At Termination	Citibank N.A.	1/02/23	BRL	3,625	31,904	—	31,904
28-day MXIBTIIE	Monthly	6.33%	Monthly	Citibank N.A.	7/17/25	MXN	10,282	(22,461)	(44)	(22,417)
28-day MXIBTIIE	Monthly	7.20%	Monthly	Goldman Sachs Bank USA	8/06/25	MXN	30,867	(68,760)	(127)	(68,633)
6.31%	Monthly	28-day MXIBTIIE	Monthly	Bank of America N.A.	8/11/25	MXN	10,120	22,941	41	22,900
6.31%	Monthly	28-day MXIBTIIE	Monthly	Bank of America N.A.	8/11/25	MXN	10,120	22,941	41	22,900
6.31%	Monthly	28-day MXIBTIIE	Monthly	Deutsche Bank AG	8/11/25	MXN	37,565	85,513	149	85,364
Total								$229,823	$134	$229,689

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	91

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps[1]	$6,084,702	$(26)	$3,044,375	$(3,405,785)
OTC Derivatives	2,049,112	(10,209,381)	797,677	(2,994,698)

[1]

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$8,370,614	—	$8,370,614
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$3,478,271	—	—	3,478,271
Options purchased	Investments at value — unaffiliated[2]	—	—	—	99,668	884,379	—	984,047
Swaps — centrally cleared	Net unrealized appreciation[1] Unrealized appreciation on OTC swaps;	—	$456,301	—	—	2,588,074	—	3,044,375
Swaps — OTC	Swap premiums paid	—	2,126,606	—	—	720,183	—	2,846,789
Total		—	$2,582,907	—	$3,577,939	$12,563,250	—	$18,724,096

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$3,245,511	—	$3,245,511
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$4,150,283	—	—	4,150,283
Swaps — centrally cleared	Net unrealized depreciation[1] Unrealized depreciation on OTC swaps;	—	—	—	—	3,405,785	—	3,405,785
Swaps — OTC	Swap premiums received	—	$12,713,719	—	—	490,360	—	13,204,079
Total		—	$12,713,719	—	$4,150,283	$7,141,656	—	$24,005,658

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follow:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$2,170,177	—	$2,170,177
Forward foreign currency exchange contracts	—	—	—	$9,359,404	—	—	9,359,404
Options purchased[1]	—	—	—	(3,424,711)	(4,165,998)	—	(7,590,709)
Options written	—	—	—	761,837	5,307,843	—	6,069,680
Swaps	—	$20,602,795	—	26,079	(26,383)	—	20,602,491

Total	—	$20,602,795	—	$6,722,609	$3,285,639	—	$30,611,043

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$5,255,966	—	$5,255,966
Forward foreign currency exchange contracts	—	—	—	$(985,116)	—	—	(985,116)
Options purchased[2]	—	—	—	(261,411)	164,843	—	(96,568)
Options written	—	—	—	—	(1,865,738)	—	(1,865,738)
Swaps	—	$(2,699,750)	—	—	(1,373,919)	—	(4,073,669)

Total	—	$(2,699,750)	—	$(1,246,527)	$2,181,152	—	$(1,765,125)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

92	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,619,991,537
Average notional value of contracts — short	$1,140,325,577
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$838,468,311
Average amounts sold — in USD	$663,645,751
Options:
Average value of option contracts purchased	$794,656
Average value of option contracts written	$419,017
Average notional value of swaption contracts purchased	$242,960,002
Average notional value of swaption contracts written	$924,500,000
Credit default swaps:
Average notional value — buy protection	$189,320,750
Average notional value — sell protection	$231,690,500
Interest rate swaps:
Average notional value — pays fixed rate	$248,618,388
Average notional value — receives fixed rate	$459,585,570

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$1,532,642		$703,080
Forward foreign currency exchange contracts	3,478,271		4,150,283
Options	984,047	[1]	—
Swaps — centrally cleared	—		29,040
Swaps — OTC[2]	2,846,789		13,204,079

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$8,841,749		$18,086,482
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,532,642)		(732,120)

Total derivative assets and liabilities subject to an MNA	$7,309,107		$17,354,362

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	93

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3,6]
Bank of America N.A.	$ 237,601	$ (88,468)	—	—	$ 149,133
Barclays Bank PLC	512,742	(512,742)	—	—	—
BNP Paribas S.A.	193,297	(193,297)	—	—	—
Citibank N.A.	2,151,456	(1,273,395)	—	$ (878,061)	—
Credit Suisse International	256,063	(256,063)	—	—	—
Deutsche Bank AG	898,128	(87,708)	—	(810,420)	—
Goldman Sachs Bank USA	181,554	(181,554)	—	—	—
Goldman Sachs International	1,644,622	(86,259)	—	—	1,558,363
HSBC Bank PLC	77,254	(14,135)	—	—	63,119
JPMorgan Chase Bank N.A.	299,063	(299,063)	—	—	—
Morgan Stanley & Co. International PLC	150,766	(150,766)	—	—	—
Royal Bank of Scotland PLC	380,078	(31,767)	—	—	348,311
UBS AG	14,897	(14,897)	—	—	—
Westpac Banking Corp.	311,586	—	—	—	311,586

Total	$7,309,107	$(3,190,114)	—	$(1,688,481)	$2,430,512

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5,6]
Bank of America N.A.	$ 88,468	$ (88,468)	—	—	—
Barclays Bank PLC	534,130	(512,742)	—	—	$ 21,388
BNP Paribas S.A.	1,175,496	(193,297)	—	—	982,199
Citibank N.A.	1,273,395	(1,273,395)	—	—	—
Credit Suisse International	4,563,266	(256,063)	—	$ (4,307,203)	—
Deutsche Bank AG	87,708	(87,708)	—	—	—
Goldman Sachs Bank USA	286,140	(181,554)	—	—	104,586
Goldman Sachs International	86,259	(86,259)	—	—	—
HSBC Bank PLC	14,135	(14,135)	—	—	—
JPMorgan Chase Bank N.A.	1,545,091	(299,063)	—	(390,000)	856,028
Morgan Stanley & Co. International PLC	6,858,025	(150,766)	—	(5,060,000)	1,647,259
National Australia Bank Ltd.	3,240	—	—	—	3,240
Northern Trust Corp.	255,617	—	—	—	255,617
Royal Bank of Scotland PLC	31,767	(31,767)	—	—	—
TD Securities, Inc.	126,214	—	—	—	126,214
UBS AG	425,411	(14,897)	—	—	410,514

Total	$17,354,362	$(3,190,114)	—	$(9,757,203)	$4,407,045

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]	Net amount represents the net amount payable due to the counterparty in the event of default.

[6]	Net amount may also include forward foreign currency exchange contracts that are not required to be collaterized.

See Notes to Financial Statements.

94	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (concluded)	BlackRock Low Duration Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,264,718,171	$37,863,572	$1,302,581,743
Capital Trusts[1]	—	2,546,070	—	2,546,070
Corporate Bonds[1]	—	1,849,404,195	—	1,849,404,195
Floating Rate Loan Interests[1]	—	4,929,428	—	4,929,428
Foreign Agency Obligations	—	10,960,510	—	10,960,510
Foreign Government Obligations	—	121,989,704	—	121,989,704
Investment Companies	$59,342,200	—	—	59,342,200
Non-Agency Mortgage-Backed Securities	—	734,761,350	11,045,574	745,806,924
U.S. Government Sponsored Agency Securities	—	804,387,089	—	804,387,089
U.S. Treasury Obligations	—	535,179,594	—	535,179,594
Short-Term Securities:
Commercial Paper	—	15,807,132	—	15,807,132
Money Market Funds	5,440,721	—	—	5,440,721
Repurchase Agreements	—	80,000,000	—	80,000,000
Options Purchased:
Foreign currency exchange contracts	—	99,668	—	99,668
Interest rate contracts	—	884,379	—	884,379
Liabilities:
Investments:
TBA Sale Commitments	—	(88,963,661)	—	(88,963,661)

Total	$64,782,921	$5,336,703,629	$48,909,146	$5,450,395,696

Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$534,435	—	$534,435
Foreign currency exchange contracts	—	3,478,271	—	3,478,271
Interest rate contracts	$8,370,614	3,307,617	—	11,678,231
Liabilities:
Credit contracts	—	(2,504,844)	—	(2,504,844)
Foreign currency exchange contracts	—	(4,150,283)	—	(4,150,283)
Interest rate contracts	(3,245,511)	(3,895,639)	—	(7,141,150)

Total	$5,125,103	$(3,230,443)	—	$1,894,660

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $366,558,681 are categorized as Level 2 within the disclosure hierarchy.

During the year ended September 30, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	95

Schedule of Investments (concluded)	BlackRock Low Duration Bond Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage- Backed Securities	Total
Assets:
Opening Balance, as of September 30, 2016	$118,580,532	$5,917,527	$124,498,059
Transfers into Level 3	—	—	—
Transfers out of Level 3[1]	(79,068,638)	(5,584,812)	(84,653,450)
Accrued discounts/premiums	2,596	(1,851)	745
Net realized gain (loss)	16,647	696	17,343
Net change in unrealized appreciation (depreciation)[2,3]	61,178	46,456	107,634
Purchases	25,120,000	10,992,905	36,112,905
Sales	(26,848,743)	(325,347)	(27,174,090)

Closing Balance, as of September 30, 2017	$37,863,572	$11,045,574	$48,909,146

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017[3]	$29,044	$53,517	$82,561

[1]

As of September 30, 2016, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017, is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

96	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Statements of Assets and Liabilities

September 30, 2017	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio
Assets
Investments at value — unaffiliated[2,3]	$4,177,082,855	$16,832,464,663	$5,474,560,032
Investments at value — affiliated[4]	33,452,568	1,047,096,912	64,799,325
Cash	211,096	—	505,122
Cash pledged:
Collateral — OTC derivatives	1,287,000	5,768,500	11,160,050
Futures contracts	2,246,520	744,950	5,538,170
Centrally cleared swaps	3,886,750	23,084,500	5,968,700
Foreign currency at value[5]	5,903,452	22,126,633	18,230,703
Receivables:
Investments sold	73,270,415	234,725,770	1,342,084
Swaps	—	178,215	—
TBA sale commitments	552,966,297	—	89,084,251
Capital shares sold	4,035,857	56,490,631	10,678,358
Dividends — unaffiliated	—	597,640	—
Dividends — affiliated	11,863	314,100	11,922
Interest — unaffiliated	19,281,068	261,031,225	23,199,208
Security lending income — affiliated	—	161,830	—
From the Manager	491,691	103,647	388,082
Principal paydown	—	—	12,752
Variation margin on futures contracts	455,684	36,417	1,532,642
Variation margin on centrally cleared swaps	—	989,836	—
Swap premiums paid	345,029	706,578	2,049,112
Unrealized appreciation on:
Forward foreign currency exchange contracts	682,105	5,335,357	3,478,271
OTC swaps	832,542	7,750,956	797,677
Prepaid expenses	52,344	229,994	140,560
Other assets	27,678	—	687

Total assets	4,876,522,814	18,499,938,354	5,713,477,708

Liabilities
Bank overdraft	—	9,679,862	—
Cash collateral on securities loaned at value	—	327,246,718	—
Cash received:
Collateral — OTC derivatives	70,000	6,290,000	2,240,000
Collateral — TBA commitments	1,198,000	—	—
Options written at value[6]	269,313	1,335,667	—
TBA sale commitments at value[7]	550,578,234	—	88,963,661
Payables:
Investments purchased	578,157,057	489,951,668	354,974,755
Reverse repurchase agreements	598,785,905	4,182,194	366,558,681
Swaps	—	—	37,645
Capital shares redeemed	5,958,694	64,749,897	10,116,907
Income dividends	1,611,169	17,836,058	2,076,682
Investment advisory fees	656,182	6,025,124	1,142,643
Officer’s and Trustees’ fees	15,185	72,239	22,551
Other accrued expenses	1,235,889	4,875,812	1,712,611
Other affiliates.	193,709	971,743	192,561
Service and distribution fees	172,921	837,495	493,147
Variation margin on futures contracts	41,983	57,295	703,080
Variation margin on centrally cleared swaps	434,211	—	29,040
Swap premiums received	1,743,081	779,965	10,209,381
Unrealized depreciation on:
Forward foreign currency exchange contracts	475,104	5,947,162	4,150,283
OTC swaps	1,100,699	4,599	2,994,698
Contingencies	—	— [8]	—

Total liabilities	1,742,697,336	940,843,498	846,618,326

Net Assets.	$3,133,825,478	$17,559,094,856	$4,866,859,382

Net Assets Consist of
Paid-in capital	$3,215,569,105	$17,820,675,697	$4,955,266,349
Undistributed (distributions in excess of) net investment income	2,421,431	(38,260,362)	(14,016,380)
Accumulated net realized loss	(115,674,440)	(668,478,765)	(71,035,650)
Net unrealized appreciation (depreciation)	31,509,382	445,158,286	(3,354,937)

Net Assets.	$3,133,825,478	$17,559,094,856	$4,866,859,382

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated.	$4,149,282,174	$16,388,283,695	$5,480,445,166
[3] Securities loaned at value	—	$320,822,911	—
[4] Investments at cost — affiliated	$33,452,568	$1,057,658,077	$64,677,471
[5] Foreign currency at cost	$5,897,575	$22,096,559	$17,858,602
[6] Premiums received.	$253,536	$2,822,400	—
[7] Proceeds from TBA sale commitments	$552,966,297	—	$89,084,251
[8] See Note 12 of the Notes to Financial Statements for details of contingencies.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	97

Statements of Assets and Liabilities (continued)

September 30, 2017	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Net Asset Value
Institutional
Net assets	$1,778,979,609	$9,728,106,368	$3,097,000,270

Shares outstanding[2]	184,353,557	1,239,412,760	321,478,604

Net asset value	$9.65	$7.85	$9.63

Service
Net assets	$55,196,130	$231,741,479	$37,710,432

Shares outstanding[2]	5,718,424	29,517,462	3,916,264

Net asset value	$9.65	$7.85	$9.63

Investor A
Net assets	$470,559,312	$1,672,704,773	$1,309,022,669

Shares outstanding[2]	48,691,736	213,181,033	135,932,586

Net asset value	$9.66	$7.85	$9.63

Investor A1
Net assets	—	—	$10,750,820

Shares outstanding[2]	—	—	1,115,463

Net asset value	—	—	$9.64

Investor B
Net assets	—	$211,787	—

Shares outstanding[2]	—	26,970	—

Net asset value	—	$7.85	—

Investor B1
Net assets	—	$311,613	—

Shares outstanding[2]	—	39,712	—

Net asset value	—	$7.85	—

[1]	Consolidated Statement of Assets and Liabilities.
[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

98	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Statements of Assets and Liabilities (concluded)

September 30, 2017	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Net Asset Value
Investor C
Net assets	$71,627,890	$417,275,946	$243,526,997

Shares outstanding[2]	7,443,381	53,103,770	25,299,400

Net asset value	$9.62	$7.86	$9.63

Investor C1
Net assets	—	$12,352,645	—

Shares outstanding[2]	—	1,571,298	—

Net asset value	—	$7.86	—

Investor C2
Net assets	—	—	$851,695

Shares outstanding[2]	—	—	88,456

Net asset value	—	—	$9.63

Investor C3
Net assets	—	—	$2,197,394

Shares outstanding[2]	—	—	228,279

Net asset value	—	—	$9.63

Class K
Net assets	$753,562,724	$5,363,521,933	$161,005,536

Shares outstanding[2]	77,862,964	682,912,324	16,728,427

Net asset value	$9.68	$7.85	$9.62

Class R
Net assets	$3,899,813	$132,868,312	$4,793,569

Shares outstanding[2]	403,353	16,930,498	497,891

Net asset value	$9.67	$7.85	$9.63

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	99

Statements of Operations

Year Ended September 30, 2017	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Investment Income
Interest — unaffiliated	$89,920,068	$1,136,815,064	$105,785,180
Interest — affiliated	—	—	1,034
Dividends — unaffiliated	218,034	11,261,582	3,024
Dividends — affiliated	76,465	8,118,591	1,119,336
Securities lending income — affiliated — net	—	1,039,342	—
Foreign taxes withheld	—	(7,526)	(8,244)

Total income	90,214,567	1,157,227,053	106,900,330

Expenses
Investment advisory	10,606,680	76,133,137	16,177,419
Transfer agent — class specific	3,237,075	17,996,749	4,128,678
Service and distribution — class specific	2,300,592	13,000,758	6,284,746
Administration	1,181,980	6,091,235	1,833,545
Administration — class specific	625,606	3,723,324	1,013,201
Accounting services	473,339	1,745,217	722,527
Custodian	347,913	701,436	241,105
Professional	150,306	556,554	156,071
Registration	134,268	610,914	235,291
Printing	130,332	555,324	193,601
Officer and Trustees	64,861	299,497	95,052
Recoupment of past waived fees — class specific	1,111	285,580	618
Miscellaneous	234,076	674,244	193,105

Total expenses excluding income tax and interest expense	19,488,139	122,373,969	31,274,959
Income tax[2]	—	4,287,716	—
Interest expense[3]	2,922,301	1,495,066	665,941

Total expenses	22,410,440	128,156,751	31,940,900
Less:
Fees waived by the Manager	(1,404,545)	(759,528)	(1,575,691)
Administration fees waived — class specific	(624,943)	(212,748)	(1,005,232)
Transfer agent fees waived and/or reimbursed — class specific	(2,013,032)	(720,582)	(1,775,918)

Total expenses after fees waived and/or reimbursed	18,367,920	126,463,893	27,584,059

Net investment income	71,846,647	1,030,763,160	79,316,271

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	148	2,427	199
Investments — unaffiliated	(29,134,698)	380,976,423	(26,652,567)
Investments — affiliated	—	(1,620,572)	94
Payment by affiliate[4]	—	240,022	—
Options written	(2,914,429)	8,516,558	6,069,680
Futures contracts	9,663,026	(48,774,690)	2,170,177
Swaps	3,620,250	114,892,973	20,602,491
Forward foreign currency exchange contracts	284,339	(46,524,039)	9,359,404
Foreign currency transactions	(431,919)	(211,745)	(1,263,034)

	(18,913,283)	407,497,357	10,286,444

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(46,094,452)	253,159,862	2,250,328
Investments — affiliated	—	(2,172,541)	116,360
Options written	(122,461)	1,342,821	(1,865,738)
Futures contracts	2,977,667	12,439,645	5,255,966
Swaps	189,785	(21,926,022)	(4,073,669)
Forward foreign currency exchange contracts	1,167,516	(641,183)	(985,116)

Foreign currency translations	(38,748)	(734,547)	244,238

	(41,920,693)	241,468,035	942,369

Net realized and unrealized gain (loss)	(60,833,976)	648,965,392	11,228,813

Net Increase in Net Assets Resulting from Operations	$11,012,671	$1,679,728,552	$90,545,084

[1]	Consolidated Statement of Operations.
[2]	See Note 1 of the Notes to Financial Statements.
[3]	See Note 4 of the Notes to Financial Statements for details of short-term borrowings.
[4]	Includes a payment by an affiliate of $240,022 to compensate for a trade operating error.

See Notes to Financial Statements.

100	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Statements of Changes in Net Assets

	BlackRock Core Bond Portfolio
	Year Ended September 30,
Increase (Decrease) in Net Assets:	2017	2016

Operations
Net investment income	$71,846,647	$65,283,787
Net realized gain (loss)	(18,913,283)	1,658,678
Net change in unrealized appreciation (depreciation)	(41,920,693)	75,174,206

Net increase in net assets resulting from operations	11,012,671	142,116,671

Distributions to Shareholders[1]
From net investment income:
Institutional	(46,408,439)	(45,396,156)
Service	(1,420,174)	(1,086,399)
Investor A	(11,492,213)	(10,701,148)
Investor C	(1,459,296)	(1,570,673)
Class K	(18,861,929)	(17,986,656)
Class R	(81,866)	(66,930)

Decrease in net assets resulting from distributions to shareholders	(79,723,917)	(76,807,962)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(24,799,269)	25,582,786

Net Assets
Total increase (decrease) in net assets	(93,510,515)	90,891,495
Beginning of year	3,227,335,993	3,136,444,498

End of year	$3,133,825,478	$3,227,335,993

Undistributed net investment income, end of year	$2,421,431	$3,029,363

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	101

Statements of Changes in Net Assets (concluded)

	BlackRock High Yield Bond Portfolio[1]		BlackRock Low Duration Bond Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2017	2016	2017	2016

Operations
Net investment income	$1,030,763,160	$945,097,304	$79,316,271	$77,601,868
Net realized gain (loss)	407,497,357	(712,858,891)	10,286,444	(24,261,640)
Net change in unrealized appreciation (depreciation)	241,468,035	1,279,552,883	942,369	22,691,123

Net increase in net assets resulting from operations	1,679,728,552	1,511,791,296	90,545,084	76,031,351

Distributions to Shareholders[2]
From net investment income:
Institutional	(603,347,913)	(564,118,104)	(62,948,676)	(56,823,438)
Service	(19,969,519)	(19,585,485)	(930,679)	(941,660)
Investor A	(154,391,923)	(177,608,322)	(20,740,553)	(13,433,523)
Investor A1	—	—	(222,182)	(247,431)
Investor B	(13,582)	(29,096)	—	—
Investor B1	(21,175)	(65,145)	—	—
Investor C	(24,369,735)	(28,083,135)	(3,341,870)	(3,193,523)
Investor C1	(1,981,336)	(2,992,498)	—	—
Investor C2	—	—	(65,677)	(95,191)
Investor C3	—	—	(130,042)	(178,655)
Class K	(318,687,578)	(262,142,470)	(10,206,925)	(16,540,958)
Class R	(6,733,811)	(5,656,696)	(77,785)	(66,091)

Decrease in net assets resulting from distributions to shareholders	(1,129,516,572)	(1,060,280,951)	(98,664,389)	(91,520,470)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(1,869,513,045)	1,805,927,581	(426,487,982)	216,092,937

Net Assets
Total increase (decrease) in net assets	(1,319,301,065)	2,257,437,926	(434,607,287)	200,603,818
Beginning of year	18,878,395,921	16,620,957,995	5,301,466,669	5,100,862,851

End of year	$17,559,094,856	$18,878,395,921	$4,866,859,382	$5,301,466,669

Distributions in excess of net investment income, end of year	$(38,260,362)	$(16,133,946)	$(14,016,380)	$(5,904,713)

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

102	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights	BlackRock Core Bond Portfolio

	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.86	$9.65	$9.63	$9.45	$9.78

Net investment income[1]	0.23	0.21	0.21	0.27	0.24
Net realized and unrealized gain (loss)	(0.19)	0.24	0.05	0.20	(0.28)

Net increase (decrease) from investment operations	0.04	0.45	0.26	0.47	(0.04)

Distributions:[2]
From net investment income	(0.25)	(0.24)	(0.24)	(0.29)	(0.25)
From return of capital	—	—	—	—	(0.04)

Total distributions	(0.25)	(0.24)	(0.24)	(0.29)	(0.29)

Net asset value, end of year	$9.65	$9.86	$9.65	$9.63	$9.45

Total Return[3]
Based on net asset value	0.46%	4.78%	2.66%	5.05%	(0.47)%

Ratios to Average Net Assets
Total expenses	0.66%	0.62%	0.60%[4]	0.75%[4]	0.75%[4]

Total expenses after fees waived and/or reimbursed	0.52%	0.50%	0.46%	0.57%	0.59%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.43%	0.45%	0.46%	0.56%	0.56%

Net investment income	2.36%	2.16%	2.15%	2.78%	2.44%

Supplemental Data
Net assets, end of year (000)	$1,778,980	$1,853,077	$1,774,919	$1,361,482	$1,307,731

Portfolio turnover rate[5]	712%	594%	863%	702%	805%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 0.74%. There was no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2013.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	493%	422%	616%	493%	440%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	103

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Service
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.86	$9.66	$9.63	$9.45	$9.79

Net investment income[1]	0.20	0.18	0.18	0.24	0.21
Net realized and unrealized gain (loss)	(0.18)	0.23	0.05	0.21	(0.29)

Net increase (decrease) from investment operations	0.02	0.41	0.23	0.45	(0.08)

Distributions:[2]
From net investment income	(0.23)	(0.21)	(0.20)	(0.27)	(0.22)
From return of capital	—	—	—	—	(0.04)

Total distributions	(0.23)	(0.21)	(0.20)	(0.27)	(0.26)

Net asset value, end of year	$9.65	$9.86	$9.66	$9.63	$9.45

Total Return[3]
Based on net asset value	0.20%	4.32%	2.44%	4.78%	(0.86)%

Ratios to Average Net Assets
Total expenses	0.92%[4]	0.87%[4]	0.90%	0.95%	1.02%[4]

Total expenses after fees waived and/or reimbursed	0.78%	0.84%	0.80%	0.83%	0.92%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.68%	0.79%	0.80%	0.82%	0.88%

Net investment income	2.11%	1.81%	1.86%	2.54%	2.13%

Supplemental Data
Net assets, end of year (000)	$55,196	$55,154	$46,481	$191,106	$199,772

Portfolio turnover rate[5]	712%	594%	863%	702%	805%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016 and September 30, 2013, the ratios would have been 0.80% and 0.98%, respectively. There was no financial impact to the expense ratio for the year ended September 30, 2017.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	493%	422%	616%	493%	440%

See Notes to Financial Statements.

104	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Investor A
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.87	$9.67	$9.64	$9.46	$9.80

Net investment income[1]	0.20	0.18	0.18	0.24	0.20
Net realized and unrealized gain (loss)	(0.18)	0.23	0.05	0.20	(0.28)

Net increase (decrease) from investment operations	0.02	0.41	0.23	0.44	(0.08)

Distributions:[2]
From net investment income	(0.23)	(0.21)	(0.20)	(0.26)	(0.22)
From return of capital	—	—	—	—	(0.04)

Total distributions	(0.23)	(0.21)	(0.20)	(0.26)	(0.26)

Net asset value, end of year	$9.66	$9.87	$9.67	$9.64	$9.46

Total Return[3]
Based on net asset value	0.21%	4.32%	2.42%	4.72%	(0.89)%

Ratios to Average Net Assets
Total expenses	0.96%	0.91%	0.89%[4]	1.02%[4]	1.03%[4]

Total expenses after fees waived and/or reimbursed	0.78%	0.84%	0.80%	0.90%	0.92%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.68%	0.79%	0.80%	0.89%	0.89%

Net investment income	2.11%	1.81%	1.82%	2.47%	2.11%

Supplemental Data
Net assets, end of year (000)	$470,559	$503,640	$474,202	$507,915	$566,334

Portfolio turnover rate[5]	712%	594%	863%	702%	805%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 1.01%. There was no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2013.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	493%	422%	616%	493%	440%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	105

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Investor C
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.83	$9.63	$9.60	$9.42	$9.76

Net investment income[1]	0.13	0.10	0.10	0.17	0.13
Net realized and unrealized gain (loss)	(0.19)	0.24	0.06	0.20	(0.29)

Net increase (decrease) from investment operations	(0.06)	0.34	0.16	0.37	(0.16)

Distributions:[2]
From net investment income	(0.15)	(0.14)	(0.13)	(0.19)	(0.14)
From return of capital	—	—	—	—	(0.04)

Total distributions	(0.15)	(0.14)	(0.13)	(0.19)	(0.18)

Net asset value, end of year	$9.62	$9.83	$9.63	$9.60	$9.42

Total Return[3]
Based on net asset value	(0.55)%	3.55%	1.66%	3.96%	(1.63)%

Ratios to Average Net Assets
Total expenses	1.68%[4]	1.63%	1.62%[4]	1.74%[4]	1.76%

Total expenses after fees waived and/or reimbursed	1.52%	1.59%	1.55%	1.63%	1.66%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.44%	1.54%	1.55%	1.62%	1.62%

Net investment income	1.35%	1.06%	1.07%	1.75%	1.40%

Supplemental Data
Net assets, end of year (000)	$71,628	$110,227	$109,272	$119,113	$147,042

Portfolio turnover rate[5]	712%	594%	863%	702%	805%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the ratio would have been 1.61%. There was no financial impact to the expense ratios for the years ended September 30, 2017 and September 30, 2014.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	493%	422%	616%	493%	440%

See Notes to Financial Statements.

106	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Class K
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.89	$9.68	$9.65	$9.47	$9.81

Net investment income[1]	0.23	0.21	0.22	0.28	0.25
Net realized and unrealized gain (loss)	(0.18)	0.25	0.05	0.20	(0.29)

Net increase (decrease) from investment operations	0.05	0.46	0.27	0.48	(0.04)

Distributions:[2]
From net investment income	(0.26)	(0.25)	(0.24)	(0.30)	(0.26)
From return of capital	—	—	—	—	(0.04)

Total distributions	(0.26)	(0.25)	(0.24)	(0.30)	(0.30)

Net asset value, end of year	$9.68	$9.89	$9.68	$9.65	$9.47

Total Return[3]
Based on net asset value	0.52%	4.83%	2.83%	5.16%	(0.45)%

Ratios to Average Net Assets
Total expenses	0.54%	0.49%	0.47%[4]	0.60%	0.61%

Total expenses after fees waived and/or reimbursed	0.48%	0.45%	0.41%	0.46%	0.48%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.38%	0.40%	0.40%	0.45%	0.45%

Net investment income	2.41%	2.20%	2.21%	2.91%	2.54%

Supplemental Data
Net assets, end of year (000)	$753,563	$701,478	$728,521	$633,007	$597,618

Portfolio turnover rate[5]	712%	594%	863%	702%	805%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	493%	422%	616%	493%	440%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	107

Financial Highlights (concluded)	BlackRock Core Bond Portfolio

	Class R
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.88	$9.67	$9.64	$9.46	$9.81

Net investment income[1]	0.18	0.15	0.15	0.21	0.18
Net realized and unrealized gain (loss)	(0.19)	0.25	0.06	0.20	(0.30)

Net increase (decrease) from investment operations	(0.01)	0.40	0.21	0.41	(0.12)

Distributions:[2]
From net investment income	(0.20)	(0.19)	(0.18)	(0.23)	(0.19)
From return of capital	—	—	—	—	(0.04)

Total distributions	(0.20)	(0.19)	(0.18)	(0.23)	(0.23)

Net asset value, end of year	$9.67	$9.88	$9.67	$9.64	$9.46

Total Return[3]
Based on net asset value	(0.04)%	4.16%	2.17%	4.42%	(1.24)%

Ratios to Average Net Assets
Total expenses	1.24%	1.21%	1.17%	1.32%[4]	1.38%[4]

Total expenses after fees waived and/or reimbursed	1.03%	1.09%	1.05%	1.18%	1.18%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.93%	1.04%	1.05%	1.17%	1.15%

Net investment income	1.86%	1.56%	1.57%	2.20%	1.82%

Supplemental Data
Net assets, end of year (000)	$3,900	$3,761	$3,050	$2,550	$2,246

Portfolio turnover rate[5]	712%	594%	863%	702%	805%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2013, the ratio would have been 1.31% and 1.36%, respectively.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	493%	422%	616%	493%	440%

See Notes to Financial Statements.

108	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Financial Highlights	BlackRock High Yield Bond Portfolio

	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$7.61	$7.42	$8.20	$8.15	$7.94

Net investment income[1]	0.43	0.41	0.40	0.46	0.49
Net realized and unrealized gain (loss)	0.28	0.24	(0.62)	0.17	0.26

Net increase (decrease) from investment operations	0.71	0.65	(0.22)	0.63	0.75

Distributions:[2]
From net investment income	(0.47)	(0.46)	(0.44)	(0.46)	(0.52)
From net realized gain	—	—	(0.12)	(0.12)	(0.02)

Total distributions	(0.47)	(0.46)	(0.56)	(0.58)	(0.54)

Net asset value, end of year	$7.85	$7.61	$7.42	$8.20	$8.15

Total Return[3]
Based on net asset value	9.64%[4]	9.21%	(2.82)%	7.88%	9.64%

Ratios to Average Net Assets
Total expenses	0.62%[5]	0.61%[5,6]	0.59%[5]	0.62%[6]	0.64%

Total expenses after fees waived and/or reimbursed	0.61%[5]	0.61%[5]	0.59%[5]	0.62%	0.63%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.59%[5]	0.60%[5]	0.58%[5]	0.59%	0.60%

Net investment income	5.61%[5]	5.58%[5]	5.08%[5]	5.51%	6.05%

Supplemental Data
Net assets, end of year (000)	$9,728,106	$9,031,925	$10,926,678	$7,898,330	$5,923,843

Portfolio turnover rate	86%	90%	70%	87%	84%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	109

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Service
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$7.62	$7.42	$8.20	$8.16	$7.94

Net investment income[1]	0.41	0.39	0.38	0.43	0.47
Net realized and unrealized gain (loss)	0.27	0.25	(0.62)	0.16	0.26

Net increase (decrease) from investment operations	0.68	0.64	(0.24)	0.59	0.73

Distributions:[2]
From net investment income	(0.45)	(0.44)	(0.42)	(0.43)	(0.49)
From net realized gain	—	—	(0.12)	(0.12)	(0.02)

Total distributions	(0.45)	(0.44)	(0.54)	(0.55)	(0.51)

Net asset value, end of year	$7.85	$7.62	$7.42	$8.20	$8.16

Total Return[3]
Based on net asset value	9.15%[4]	9.04%	(3.13)%	7.41%	9.42%

Ratios to Average Net Assets
Total expenses	0.93%[5]	0.90%[5,6]	0.90%[5]	0.94%[6]	0.95%[6]

Total expenses after fees waived and/or reimbursed	0.93%[5]	0.89%[5]	0.90%[5]	0.94%	0.94%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.90%[5]	0.89%[5]	0.90%[5]	0.91%	0.92%

Net investment income	5.31%[5]	5.32%[5]	4.76%[5]	5.20%	5.73%

Supplemental Data
Net assets, end of year (000)	$231,741	$378,766	$303,043	$346,355	$372,559

Portfolio turnover rate	86%	90%	70%	87%	84%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 0.93%. There was no financial impact to the expense ratios for the years ended September 30, 2016 and September 30, 2013.

See Notes to Financial Statements.

110	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor A
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$7.61	$7.42	$8.20	$8.15	$7.94

Net investment income[1]	0.41	0.39	0.38	0.43	0.47
Net realized and unrealized gain (loss)	0.28	0.24	(0.62)	0.17	0.25

Net increase (decrease) from investment operations	0.69	0.63	(0.24)	0.60	0.72

Distributions:[2]
From net investment income	(0.45)	(0.44)	(0.42)	(0.43)	(0.49)
From net realized gain	—	—	(0.12)	(0.12)	(0.02)

Total distributions	(0.45)	(0.44)	(0.54)	(0.55)	(0.51)

Net asset value, end of year	$7.85	$7.61	$7.42	$8.20	$8.15

Total Return[3]
Based on net asset value	9.29%[4]	8.86%	(3.11)%	7.53%	9.29%

Ratios to Average Net Assets
Total expenses	0.98%[5,6]	0.93%[5,6]	0.93%[5,6]	0.97%[6]	0.98%[6]

Total expenses after fees waived and/or reimbursed	0.94%[5]	0.93%[5]	0.92%[5]	0.95%	0.95%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.91%[5]	0.92%[5]	0.92%[5]	0.92%	0.92%

Net investment income	5.29%[5]	5.27%[5]	4.75%[5]	5.21%	5.74%

Supplemental Data
Net assets, end of year (000)	$1,672,705	$3,733,406	$2,797,049	$3,120,217	$3,933,778

Portfolio turnover rate	86%	90%	70%	87%	84%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2017, September 30, 2016 and September 30, 2015, the ratios would have been 0.97%, 0.90% and 0.89%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	111

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor B
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$7.62	$7.42	$8.20	$8.16	$7.94

Net investment income[1]	0.33	0.31	0.31	0.36	0.40
Net realized and unrealized gain (loss)	0.27	0.26	(0.62)	0.16	0.26

Net increase (decrease) from investment operations	0.60	0.57	(0.31)	0.52	0.66

Distributions:[2]
From net investment income	(0.37)	(0.37)	(0.35)	(0.36)	(0.42)
From net realized gain	—	—	(0.12)	(0.12)	(0.02)

Total distributions	(0.37)	(0.37)	(0.47)	(0.48)	(0.44)

Net asset value, end of year	$7.85	$7.62	$7.42	$8.20	$8.16

Total Return[3]
Based on net asset value	8.01%[4]	7.95%	(3.96)%	6.51%	8.51%

Ratios to Average Net Assets
Total expenses	2.02%[5]	1.94%[5]	1.80%[5]	1.80%	1.79%

Total expenses after fees waived and/or reimbursed	2.01%[5]	1.94%[5]	1.80%[5]	1.80%	1.79%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.99%[5]	1.94%[5]	1.80%[5]	1.77%	1.76%

Net investment income	4.24%[5]	4.20%[5]	3.87%[5]	4.38%	4.90%

Supplemental Data
Net assets, end of year (000)	$212	$330	$1,004	$2,489	$4,597

Portfolio turnover rate	86%	90%	70%	87%	84%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A

See Notes to Financial Statements.

112	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor B1
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$7.61	$7.42	$8.20	$8.15	$7.94

Net investment income[1]	0.37	0.34	0.33	0.39	0.42
Net realized and unrealized gain (loss)	0.28	0.25	(0.62)	0.17	0.26

Net increase (decrease) from investment operations	0.65	0.59	(0.29)	0.56	0.68

Distributions:[2]
From net investment income	(0.41)	(0.40)	(0.37)	(0.39)	(0.45)
From net realized gain	—	—	(0.12)	(0.12)	(0.02)

Total distributions	(0.41)	(0.40)	(0.49)	(0.51)	(0.47)

Net asset value, end of year	$7.85	$7.61	$7.42	$8.20	$8.15

Total Return[3]
Based on net asset value	8.70%[4]	8.28%	(3.65)%	6.97%	8.74%

Ratios to Average Net Assets
Total expenses	1.53%[5,6]	1.77%[6]	1.75%[5,6]	1.64%[5]	1.58%[5]

Total expenses after fees waived and/or reimbursed	1.48%[6]	1.46%[6]	1.46%[6]	1.49%	1.49%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.46%[6]	1.46%[6]	1.46%[6]	1.46%	1.46%

Net investment income	4.79%[6]	4.67%[6]	4.20%[6]	4.67%	5.20%

Supplemental Data
Net assets, end of year (000)	$312	$522	$1,957	$4,796	$9,009

Portfolio turnover rate	86%	90%	70%	87%	84%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2017, September 30, 2015, September 30, 2014 and September 30, 2013, the ratios would have been 1.47%, 1.74%, 1.63% and 1.56%, respectively. There was no financial impact to the expense ratio for the year ended September 30, 2016.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	113

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$7.62	$7.43	$8.21	$8.16	$7.95

Net investment income[1]	0.35	0.33	0.32	0.37	0.40
Net realized and unrealized gain (loss)	0.28	0.24	(0.62)	0.17	0.26

Net increase (decrease) from investment operations	0.63	0.57	(0.30)	0.54	0.66

Distributions:[2]
From net investment income	(0.39)	(0.38)	(0.36)	(0.37)	(0.43)
From net realized gain	—	—	(0.12)	(0.12)	(0.02)

Total distributions	(0.39)	(0.38)	(0.48)	(0.49)	(0.45)

Net asset value, end of year	$7.86	$7.62	$7.43	$8.21	$8.16

Total Return[3]
Based on net asset value	8.48%[4]	8.04%	(3.85)%	6.73%	8.45%

Ratios to Average Net Assets
Total expenses	1.69%[5]	1.69%[5]	1.67%[5,6]	1.70%[6]	1.72%[6]

Total expenses after fees waived and/or reimbursed	1.68%[5]	1.69%[5]	1.67%[5]	1.70%	1.72%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.66%[5]	1.68%[5]	1.66%[5]	1.67%	1.69%

Net investment income	4.55%[5]	4.51%[5]	4.00%[5]	4.44%	4.97%

Supplemental Data
Net assets, end of year (000)	$417,276	$539,243	$578,935	$24,573	$535,426

Portfolio turnover rate	86%	90%	70%	87%	84%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2013, the ratio would have been 1.71%. There was no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2014.

See Notes to Financial Statements.

114	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C1
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$7.62	$7.43	$8.21	$8.17	$7.95

Net investment income[1]	0.36	0.34	0.33	0.39	0.42
Net realized and unrealized gain (loss)	0.29	0.25	(0.62)	0.16	0.27

Net increase (decrease) from investment operations	0.65	0.59	(0.29)	0.55	0.69

Distributions:[2]
From net investment income	(0.41)	(0.40)	(0.37)	(0.39)	(0.45)
From net realized gain	—	—	(0.12)	(0.12)	(0.02)

Total distributions	(0.41)	(0.40)	(0.49)	(0.51)	(0.47)

Net asset value, end of year	$7.86	$7.62	$7.43	$8.21	$8.17

Total Return[3]
Based on net asset value	8.67%[4]	8.23%	(3.68)%	6.78%	8.79%

Ratios to Average Net Assets
Total expenses	1.51%[5]	1.51%[5]	1.49%[5]	1.52%	1.55%[6]

Total expenses after fees waived and/or reimbursed	1.51%[5]	1.51%[5]	1.49%[5]	1.52%	1.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.48%[5]	1.50%[5]	1.49%[5]	1.50%	1.52%

Net investment income	4.75%[5]	4.69%[5]	4.19%[5]	4.63%	5.15%

Supplemental Data
Net assets, end of year (000)	$12,353	$52,539	$61,492	$79,613	$88,458

Portfolio turnover rate	86%	90%	70%	87%	84%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2013, the ratio would have been 1.52%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	115

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Class K
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$7.62	$7.42	$8.20	$8.16	$7.94

Net investment income[1]	0.44	0.42	0.41	0.47	0.50
Net realized and unrealized gain (loss)	0.27	0.25	(0.62)	0.16	0.26

Net increase (decrease) from investment operations	0.71	0.67	(0.21)	0.63	0.76

Distributions:[2]
From net investment income	(0.48)	(0.47)	(0.45)	(0.47)	(0.52)
From net realized gain	—	—	(0.12)	(0.12)	(0.02)

Total distributions	(0.48)	(0.47)	(0.57)	(0.59)	(0.54)

Net asset value, end of year	$7.85	$7.62	$7.42	$8.20	$8.16

Total Return[3]
Based on net asset value	9.59%[4]	9.44%	(2.76)%	7.82%	9.84%

Ratios to Average Net Assets
Total expenses	0.53%[5,6]	0.53%[5,6]	0.53%[5]	0.56%[6]	0.56%[6]

Total expenses after fees waived and/or reimbursed	0.52%[5]	0.53%[5]	0.51%[5]	0.55%	0.56%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.50%[5]	0.52%[5]	0.51%[5]	0.53%	0.54%

Net investment income	5.70%[5]	5.71%[5]	5.17%[5]	5.59%	6.13%

Supplemental Data
Net assets, end of year (000)	$5,363,522	$5,028,654	$1,853,500	$1,352,840	$934,195

Portfolio turnover rate	86%	90%	70%	87%	84%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A

[6]

Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios for the years ended September 30, 2017, September 30, 2016, September 30, 2014 and September 30, 2013.

See Notes to Financial Statements.

116	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Consolidated Financial Highlights (concluded)	BlackRock High Yield Bond Portfolio

	Class R
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$7.61	$7.42	$8.20	$8.15	$7.94

Net investment income[1]	0.38	0.36	0.35	0.41	0.44
Net realized and unrealized gain (loss)	0.28	0.24	(0.62)	0.17	0.25

Net increase (decrease) from investment operations	0.66	0.60	(0.27)	0.58	0.69

Distributions:[2]
From net investment income	(0.42)	(0.41)	(0.39)	(0.41)	(0.46)
From net realized gain	—	—	(0.12)	(0.12)	(0.02)

Total distributions	(0.42)	(0.41)	(0.51)	(0.53)	(0.48)

Net asset value, end of year	$7.85	$7.61	$7.42	$8.20	$8.15

Total Return[3]
Based on net asset value	8.94%[4]	8.51%	(3.43)%	7.19%	8.92%

Ratios to Average Net Assets
Total expenses	1.26%[5,6]	1.26%[5,6]	1.23%[5,6]	1.28%	1.31%

Total expenses after fees waived and/or reimbursed	1.26%[5]	1.26%[5]	1.23%[5]	1.27%	1.29%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.23%[5]	1.25%[5]	1.22%[5]	1.24%	1.26%

Net investment income	4.96%[5]	4.95%[5]	4.46%[5]	4.90%	5.41%

Supplemental Data
Net assets, end of year (000)	$132,868	$113,010	$97,300	$72,267	$47,906

Portfolio turnover rate	86%	90%	70%	87%	84%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the ratio would have been 1.22%. There was no financial impact to the expense ratio for the years ended September 30, 2017 and September 30, 2016.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	117

Financial Highlights	BlackRock Low Duration Bond Portfolio

	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.65	$9.68	$9.74	$9.71	$9.83

Net investment income[1]	0.16	0.16	0.16	0.22	0.22
Net realized and unrealized gain (loss)	0.02	—	(0.04)	0.02	(0.12)

Net increase from investment operations	0.18	0.16	0.12	0.24	0.10

Distributions:[2]
From net investment income	(0.20)	(0.19)	(0.18)	(0.21)	(0.21)
From return of capital	—	—	—	—	(0.01)

Total distributions	(0.20)	(0.19)	(0.18)	(0.21)	(0.22)

Net asset value, end of year	$9.63	$9.65	$9.68	$9.74	$9.71

Total Return[3]
Based on net asset value	1.88%	1.63%	1.19%	2.52%	1.06%

Ratios to Average Net Assets
Total expenses	0.49%[4]	0.50%	0.52%[4]	0.66%[4]	0.70%

Total expenses after fees waived and/or reimbursed	0.43%	0.47%	0.45%	0.46%	0.48%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.41%	0.45%	0.45%	0.45%	0.45%

Net investment income	1.69%	1.66%	1.61%	2.26%	2.25%

Supplemental Data
Net assets, end of year (000)	$3,097,000	$3,020,681	$2,885,841	$1,134,331	$849,700

Portfolio turnover rate[5]	292%	316%	289%	269%	301%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	208%	246%	231%	194%	239%

See Notes to Financial Statements.

118	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Service
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.64	$9.67	$9.74	$9.71	$9.82

Net investment income[1]	0.14	0.13	0.13	0.19	0.19
Net realized and unrealized gain (loss)	0.02	(0.01)	(0.05)	0.02	(0.11)

Net increase from investment operations	0.16	0.12	0.08	0.21	0.08

Distributions:[2]
From net investment income	(0.17)	(0.15)	(0.15)	(0.18)	(0.18)
From return of capital	—	—	—	—	(0.01)

Total distributions	(0.17)	(0.15)	(0.15)	(0.18)	(0.19)

Net asset value, end of year	$9.63	$9.64	$9.67	$9.74	$9.71

Total Return[3]
Based on net asset value	1.73%	1.29%	0.78%	2.16%	0.79%

Ratios to Average Net Assets
Total expenses	0.81%[4]	0.81%[4]	0.88%[4]	0.94%[4]	1.00%[4]

Total expenses after fees waived and/or reimbursed	0.68%	0.81%	0.77%	0.82%	0.86%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.67%	0.79%	0.77%	0.81%	0.82%

Net investment income	1.41%	1.32%	1.31%	1.92%	1.90%

Supplemental Data
Net assets, end of year (000)	$37,710	$60,358	$56,550	$217,127	$231,914

Portfolio turnover rate[5]	292%	316%	289%	269%	301%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2016, the ratios would have been 0.78%. There was no financial impact to the expense ratios for the years ended September 30, 2017, September 30, 2015, September 30, 2014 and September 30, 2013.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	208%	246%	231%	194%	239%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	119

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.64	$9.67	$9.74	$9.71	$9.82

Net investment income[1]	0.14	0.13	0.12	0.19	0.18
Net realized and unrealized gain (loss)	0.02	(0.01)	(0.04)	0.02	(0.10)

Net increase from investment operations	0.16	0.12	0.08	0.21	0.08

Distributions:[2]
From net investment income	(0.17)	(0.15)	(0.15)	(0.18)	(0.18)
From return of capital	—	—	—	—	(0.01)

Total distributions	(0.17)	(0.15)	(0.15)	(0.18)	(0.19)

Net asset value, end of year	$9.63	$9.64	$9.67	$9.74	$9.71

Total Return[3]
Based on net asset value	1.73%	1.29%	0.75%	2.16%	0.83%

Ratios to Average Net Assets
Total expenses	0.81%	0.83%	0.86%[4]	0.96%[4]	0.97%[4]

Total expenses after fees waived and/or reimbursed	0.68%	0.81%	0.79%	0.81%	0.83%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.66%	0.79%	0.79%	0.80%	0.79%

Net investment income	1.47%	1.32%	1.29%	1.93%	1.82%

Supplemental Data
Net assets, end of year (000)	$1,309,023	$875,788	$822,299	$1,472,352	$1,523,705

Portfolio turnover rate[5]	292%	316%	289%	269%	301%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2013, the ratios would have been 0.85% and 0.95%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2014.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	208%	246%	231%	194%	239%

See Notes to Financial Statements.

120	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A1
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.65	$9.68	$9.75	$9.72	$9.83

Net investment income[1]	0.15	0.15	0.14	0.20	0.20
Net realized and unrealized gain (loss)	0.03	(0.01)	(0.05)	0.02	(0.10)

Net increase from investment operations	0.18	0.14	0.09	0.22	0.10

Distributions:[2]
From net investment income	(0.19)	(0.17)	(0.16)	(0.19)	(0.20)
From return of capital	—	—	—	—	(0.01)

Total distributions	(0.19)	(0.17)	(0.16)	(0.19)	(0.21)

Net asset value, end of year	$9.64	$9.65	$9.68	$9.75	$9.72

Total Return[3]
Based on net asset value	1.88%	1.48%	0.94%	2.33%	0.98%

Ratios to Average Net Assets
Total expenses	0.66%	0.68%	0.69%	0.81%[4]	0.85%

Total expenses after fees waived and/or reimbursed	0.53%	0.62%	0.60%	0.65%	0.67%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.51%	0.60%	0.60%	0.64%	0.64%

Net investment income	1.59%	1.51%	1.47%	2.09%	2.08%

Supplemental Data
Net assets, end of year (000)	$10,751	$11,892	$14,742	$18,617	$20,196

Portfolio turnover rate[5]	292%	316%	289%	269%	301%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	208%	246%	231%	194%	239%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	121

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.64	$9.67	$9.73	$9.71	$9.82

Net investment income[1]	0.06	0.06	0.05	0.12	0.12
Net realized and unrealized gain (loss)	0.03	(0.01)	(0.04)	0.01	(0.11)

Net increase from investment operations	0.09	0.05	0.01	0.13	0.01

Distributions:[2]
From net investment income	(0.10)	(0.08)	(0.07)	(0.11)	(0.11)
From return of capital	—	—	—	—	(0.01)

Total distributions	(0.10)	(0.08)	(0.07)	(0.11)	(0.12)

Net asset value, end of year	$9.63	$9.64	$9.67	$9.73	$9.71

Total Return[3]
Based on net asset value	0.97%	0.55%	0.11%	1.31%	0.08%

Ratios to Average Net Assets
Total expenses	1.58%	1.59%	1.59%	1.71%[4]	1.74%

Total expenses after fees waived and/or reimbursed	1.43%	1.55%	1.53%	1.54%	1.56%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.42%	1.53%	1.53%	1.53%	1.53%

Net investment income	0.67%	0.58%	0.54%	1.19%	1.18%

Supplemental Data
Net assets, end of year (000)	$243,527	$372,307	$361,424	$331,179	$293,864

Portfolio turnover rate[5]	292%	316%	289%	269%	301%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	208%	246%	231%	194%	239%

See Notes to Financial Statements.

122	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C2
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.64	$9.67	$9.74	$9.71	$9.82

Net investment income[1]	0.11	0.11	0.11	0.17	0.17
Net realized and unrealized gain (loss)	0.04	—	(0.05)	0.02	(0.10)

Net increase from investment operations	0.15	0.11	0.06	0.19	0.07

Distributions:[2]
From net investment income	(0.16)	(0.14)	(0.13)	(0.16)	(0.17)
From return of capital	—	—	—	—	(0.01)

Total distributions	(0.16)	(0.14)	(0.13)	(0.16)	(0.18)

Net asset value, end of year	$9.63	$9.64	$9.67	$9.74	$9.71

Total Return[3]
Based on net asset value	1.57%	1.14%	0.60%	2.00%	0.67%

Ratios to Average Net Assets
Total expenses	0.97%[4]	0.98%	0.99%	1.11%[4]	1.12%

Total expenses after fees waived and/or reimbursed	0.83%	0.96%	0.94%	0.97%	0.98%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.82%	0.94%	0.94%	0.96%	0.94%

Net investment income	1.20%	1.17%	1.14%	1.77%	1.78%

Supplemental Data
Net assets, end of year (000)	$852	$6,139	$6,938	$7,939	$11,905

Portfolio turnover rate[5]	292%	316%	289%	269%	301%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	208%	246%	231%	194%	239%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	123

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C3
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.64	$9.67	$9.73	$9.71	$9.82

Net investment income[1]	0.06	0.06	0.06	0.12	0.12
Net realized and unrealized gain (loss)	0.04	(0.01)	(0.06)	0.01	(0.11)

Net increase from investment operations	0.10	0.05	0.00	0.13	0.01

Distributions:[2]
From net investment income	(0.11)	(0.08)	(0.06)	(0.11)	(0.11)
From return of capital	—	—	—	—	(0.01)

Total distributions	(0.11)	(0.08)	(0.06)	(0.11)	(0.12)

Net asset value, end of year	$9.63	$9.64	$9.67	$9.73	$9.71

Total Return[3]
Based on net asset value	1.07%	0.57%	0.14%	1.30%	0.09%

Ratios to Average Net Assets
Total expenses	1.56%[4]	1.57%	1.57%	1.69%[4]	1.70%

Total expenses after fees waived and/or reimbursed	1.33%	1.52%	1.50%	1.56%	1.56%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.32%	1.50%	1.50%	1.55%	1.52%

Net investment income	0.69%	0.61%	0.57%	1.18%	1.20%

Supplemental Data
Net assets, end of year (000)	$2,197	$18,350	$21,631	$26,209	$30,075

Portfolio turnover rate[5]	292%	316%	289%	269%	301%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	208%	246%	231%	194%	239%

See Notes to Financial Statements.

124	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Class K
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.64	$9.67	$9.73	$9.71	$9.82

Net investment income[1]	0.15	0.16	0.16	0.23	0.23
Net realized and unrealized gain (loss)	0.03	—	(0.04)	0.01	(0.11)

Net increase from investment operations	0.18	0.16	0.12	0.24	0.12

Distributions:[2]
From net investment income	(0.20)	(0.19)	(0.18)	(0.22)	(0.22)
From return of capital	—	—	—	—	(0.01)

Total distributions	(0.20)	(0.19)	(0.18)	(0.22)	(0.23)

Net asset value, end of year	$9.62	$9.64	$9.67	$9.73	$9.71

Total Return[3]
Based on net asset value	1.93%	1.69%	1.24%	2.46%	1.21%

Ratios to Average Net Assets
Total expenses	0.43%	0.44%	0.44%[4]	0.58%[4]	0.62%

Total expenses after fees waived and/or reimbursed	0.37%	0.41%	0.40%	0.42%	0.45%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.36%	0.40%	0.40%	0.41%	0.41%

Net investment income	1.63%	1.71%	1.67%	2.30%	2.30%

Supplemental Data
Net assets, end of year (000)	$161,006	$930,769	$927,190	$557,690	$319,318

Portfolio turnover rate[5]	292%	316%	289%	269%	301%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	208%	246%	231%	194%	239%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	125

Financial Highlights (concluded)	BlackRock Low Duration Bond Portfolio

	Class R
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.64	$9.67	$9.74	$9.71	$9.82

Net investment income[1]	0.11	0.10	0.10	0.15	0.15
Net realized and unrealized gain (loss)	0.03	—	(0.05)	0.02	(0.11)

Net increase from investment operations	0.14	0.10	0.05	0.17	0.04

Distributions:[2]
From net investment income	(0.15)	(0.13)	(0.12)	(0.14)	(0.14)
From return of capital	—	—	—	—	(0.01)

Total distributions	(0.15)	(0.13)	(0.12)	(0.14)	(0.15)

Net asset value, end of year	$9.63	$9.64	$9.67	$9.74	$9.71

Total Return[3]
Based on net asset value	1.47%	1.04%	0.48%	1.81%	0.43%

Ratios to Average Net Assets
Total expenses	1.25%	1.24%	1.16%	1.29%[4]	1.36%

Total expenses after fees waived and/or reimbursed	0.93%	1.06%	1.05%	1.16%	1.22%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.92%	1.04%	1.05%	1.15%	1.19%

Net investment income	1.18%	1.07%	1.02%	1.57%	1.54%

Supplemental Data
Net assets, end of year (000)	$4,794	$5,181	$4,247	$3,860	$4,529

Portfolio turnover rate[5]	292%	316%	289%	269%	301%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	208%	246%	231%	194%	239%

See Notes to Financial Statements.

126	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Core Bond Portfolio	Core Bond	Diversified
BlackRock High Yield Bond Portfolio	High Yield Bond	Diversified
BlackRock Low Duration Bond Portfolio	Low Duration Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by current holders, and for purchase by certain employer-sponsored retirement plans. Investor A1, B1, C1, C2 and C3 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor A1 Shares	No2	No3	None
Investor B Shares	No	Yes	To Investor A Shares after 7 years[4]
Investor B1 Shares	No	Yes	To Investor A Shares after 10 years[4]
Investor C Shares	No	Yes	None
Investor C1, Investor C2 and Investor C3 Shares.	No	No5	None

1	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

2	Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

3	Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

4	Effective on or about the close of business December 27, 2017, all issued and outstanding Investor B Shares and Investor B1 Shares will be converted into Investor A Shares.

5	A CDSC of 1.00% is assessed on certain redemptions of Investor C1, C2 and C3 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of High Yield Bond include the accounts of BLK BR HY (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiary”) and BR-HIYLD Subsidiary, LLC (the “U.S. Subsidiary”), both of which are wholly-owned taxable subsidiaries of High Yield Bond (collectively, the “Taxable Subsidiaries”). The U.S. Subsidiary enables High Yield Bond to hold investments in operating companies and still satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the U.S. Subsidiary are taxable to such subsidiary. The Luxembourg Subsidiary holds shares of private Canadian companies. Such shares are held in the Taxable Subsidiaries in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is that gains on the sale of such shares will generally not be subject to capital gains taxes in Canada. Income earned on the investments held by the Taxable Subsidiaries may be taxable to such subsidiaries in Luxembourg. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for High Yield Bond. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for High Yield Bond. High Yield Bond may invest up to 25% of its total assets in the U.S. Subsidiary. Intercompany accounts and transactions have been eliminated. Both the U.S. and Luxembourg Subsidiaries are subject to the same investment policies and restrictions that apply to High Yield Bond.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	127

Notes to Financial Statements (continued)

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Payment-in-kind interest income is accrued as interest income and is reclassified as payment-in-kind interest income when the additional securities are received. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase agreements) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

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The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

High Yield Bond values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

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•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

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Notes to Financial Statements (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2017, certain investments of the High Yield Bond were valued using NAV per share as no quoted market value was available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The

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riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

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Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee, and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by

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a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund is not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended September 30, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Core Bond	$431,770,561	0.63%
High Yield Bond	$167,709,040	(0.11)%
Low Duration Bond	$94,593,373	0.61%

Reverse repurchase transactions are entered into by a fund under an MRA, which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are

134	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following tables are summaries of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged	Net Amount[2]
Core Bond
Counterparty
Barclays Capital, Inc.	$26,185,539	$(26,148,613)	—	$36,926
BNP Paribas S.A	73,275,739	(73,228,393)	—	47,346
Credit Suisse Securities (USA) LLC	127,030,638	(127,005,707)	—	24,931
Deutsche Bank Securities, Inc.	108,854,408	(108,854,408)	—	—
J.P. Morgan Securities LLC	41,093,742	(41,093,742)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	222,345,839	(222,088,583)	—	257,256

Total	$598,785,905	$(598,419,446)	—	$366,459

High Yield Bond
Counterparty
Citigroup Global Markets, Inc.	$388,264	$(388,264)	—	—
RBC Europe Ltd.	3,793,930	(3,793,930)	—	—

Total	$4,182,194	$(4,182,194)	—	—

Low Duration Bond
Counterparty
Bank of Montreal	$275,012,222	$(274,721,635)	—	$290,587
Merrill Lynch, Pierce, Fenner & Smith, Inc.	91,546,459	(91,546,459)	—	—

Total	$366,558,681	$(366,268,094)	—	$290,587

[1]

Collateral with a value of $598,893,747 for Core Bond, $5,023,484 for High Yield Bond and $366,279,504 for Low Duration Bond has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the

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Notes to Financial Statements (continued)

defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

High Yield Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$9,425,226	$(9,425,226)	—
Goldman Sachs & Co.	95,525,110	(95,525,110)	—
JP Morgan Securities LLC	129,713,864	(129,713,864)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	36,973,511	(36,973,511)	—
Morgan Stanley & Co. LLC (US Equity Sec Lending)	49,185,200	(49,185,200)	—
Total	$320,822,911	$(320,822,911)	—

[1]

Cash collateral with a value of $327,246,718 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

136	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

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Notes to Financial Statements (continued)

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s stream of variable payments based on an inflation index, such as the Consumer Price Index.

138	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fee
Average Daily Net Assets	Core Bond	High Yield Bond
First $1 Billion	0.350%	0.500%
$1 Billion — $2 Billion	0.340%	0.450%
$2 Billion — $3 Billion	0.330%	0.425%
$3 Billion — $25 Billion	0.320%	0.400%
$25 Billion — $30 Billion	0.320%	0.375%
Greater than $30 Billion	0.320%	0.350%

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Notes to Financial Statements (continued)

Investment Advisory Fee
Average Daily Net Assets	Low Duration Bond
First $1 Billion	0.310%
$1 Billion — $3 Billion	0.290%
$3 Billion — $5 Billion	0.280%
$5 Billion — $10 Billion	0.270%
Greater than $10 Billion	0.260%

Prior to June 12, 2017, Low Duration Bond paid the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Investment Advisory Fee
Average Daily Net Assets	Low Duration Bond
First $1 Billion	0.350%
$1 Billion — $2 Billion	0.340%
$2 Billion — $3 Billion	0.330%
Greater than $3 Billion	0.320%

The Manager provides investment management and other services to the Taxable Subsidiaries. The Manager does not receive separate compensation from the Taxable Subsidiaries for providing investment management or administrative services. However, High Yield Bond pays the Manager based on the Fund’s net assets, which includes the assets of the Taxable Subsidiaries.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor A1	Investor B	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class R
Service Fee	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%
Distribution Fee	—	—	—	0.75%	0.50%	0.75%	0.55%	0.30%	0.65%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor A1	Investor B	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class R	Total
Core Bond.	$150,348	$1,218,391	—	—	—	$912,467	—	—	—	$19,386	$2,300,592
High Yield Bond	$838,702	$6,458,039	—	$2,844	$2,962	$4,789,751	$291,414	—	—	$617,046	$13,000,758
Low Duration Bond	$129,533	$2,820,890	$11,301	—	—	$3,174,597	—	$16,432	$107,135	$24,858	$6,284,746

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400%
$1 Billion — $2 Billion	0.0375%
$2 Billion — $4 Billion	0.0350%
$4 Billion — $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

140	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

For the year ended September 30, 2017, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$355,474	$12,028	$97,471	—	—	—	$18,249	—	—	—	$141,609	$775	$625,606
High Yield Bond	$1,981,997	$67,096	$516,643	—	$57	$79	$95,795	$7,286	—	—	$1,029,689	$24,682	$3,723,324
Low Duration Bond	$607,651	$10,363	$225,671	$2,260	—	—	$63,492	—	$821	$2,381	$99,568	$994	$1,013,201
The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for a Fund or a share class, which are shown as administration fees waived — class specific in the Statements of Operations.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with subaccounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2017, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
Core Bond	$521,885	$9,039	$6,964	$537,888
High Yield Bond	$480,544	$5,700	$11,156	$497,400
Low Duration Bond	$233,411	$3,679	$4,997	$242,087

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor C	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$3,355	—	$7,789	—	—	$1,244	—	—	—	$30	$12,418
High Yield Bond	$8,263	$1,684	$52,015	—	$26	$6,945	—	—	$17,959	$1,556	$88,448
Low Duration Bond	$5,691	$182	$5,992	$265	—	$2,212	$41	$4	—	$86	$14,473

For the year ended September 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$2,196,105	$76,433	$827,805	—	—	—	$129,028	—	—	—	—	$7,704	$3,237,075
High Yield Bond	$10,172,528	$555,237	$5,353,112	—	$1,429	$801	$823,921	$69,650	—	—	$714,843	$305,228	$17,996,749
Low Duration Bond	$2,012,733	$66,053	$1,511,015	$15,086	—	—	$472,340	—	$5,747	$26,390	$3,389	$15,925	$4,128,678

Other Fees: For the year ended September 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Core Bond	$11,865
High Yield Bond	$77,836
Low Duration Bond	$27,420

For the year ended September 30, 2017, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C	Investor C1
Core Bond	$8,924	—	$10,033	—
High Yield Bond	$66,304	$19	$57,070	$461
Low Duration Bond	$64,385	—	$53,477	—

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the year ended September 30, 2017, the amounts waived were as follows:

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	141

Notes to Financial Statements (continued)

Core Bond	$9,439
High Yield Bond	$228,520
Low Duration Bond	$33,249

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective January 27, 2017, the waiver became contractual through January 31, 2018 for Core Bond and High Yield Bond and January 31, 2019 for Low Duration Bond. These contractual agreements may be terminated upon 90 days’ notice by a majority of the independent trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended September 30, 2017, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

High Yield Bond	$531,008
Low Duration Bond	$182,102

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Institutional	0.43%	0.67%	0.41%
Service	0.68%	1.02%	0.66%
Investor A	0.68%	0.92%	0.66%
Investor A1	N/A	N/A	0.51%
Investor B1	N/A	1.46%	N/A
Investor C	1.43%	1.72%	1.41%
Investor C1	N/A	1.56%	N/A
Investor C2	N/A	N/A	0.81%
Investor C3	N/A	N/A	1.31%
Class K	0.38%	0.58%	0.36%
Class R	0.93%	1.28%	0.91%

Prior to October 14, 2016, the expense limitations as a percentage of average daily net assets were as follows:

	Core Bond	Low Duration Bond
Institutional	0.45%	0.45%
Service	0.79%	0.79%
Investor A	0.79%	0.79%
Investor A1	N/A	0.60%
Investor C	1.54%	1.53%
Investor C2	N/A	0.94%
Investor C3	N/A	1.50%
Class K	0.40%	0.40%
Class R	1.04%	1.04%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2018 for Core Bond and High Yield Bond and January 31, 2019 for Low Duration Bond, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended September 30, 2017, the amounts waived were as follows:

Core Bond.	$1,395,106
Low Duration Bond	$1,360,340

These amounts waived and/or reimbursed are shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2017, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor A1	Investor B1	Investor C	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$355,472	$11,628	$97,471	—	—	$18,040	—	—	$141,557	$775	$624,943
High Yield Bond	—	$194	$204,277	—	$27	—	—	—	$8,250	—	$212,748
Low Duration Bond	$603,077	$9,934	$225,118	$2,260	—	$63,492	$801	$2,350	$97,206	$994	$1,005,232

142	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor A1	Investor B1	Investor C	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$1,309,669	$46,036	$569,411	—	—	$82,270	—	—	—	$5,646	$2,013,032
High Yield Bond	—	$154	$718,666	—	$149	—	—	—	$1,613	—	$720,582
Low Duration Bond	$462,620	$38,716	$914,189	$9,165	—	$311,664	$3,554	$19,736	$3,048	$13,226	$1,775,918

With respect to the contractual expense limitations, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended September 30, 2017, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor A	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	—	$1,003	—	—	$108	—	—	—	—	—	$1,111
High Yield Bond	—	—	$185,227	$244	—	—	—	—	$100,080	$29	$285,580
Low Duration Bond	$229	$292	—	—	—	—	$18	$79	—	—	$618

On September 30, 2017, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2018	2019
Core Bond
Fund Level	$743,228	$1,395,106
Institutional	$1,678,622	$1,665,141
Service	$3,421	$57,664
Investor A	$247,240	$666,882
Investor C	$24,669	$100,310
Class K	$140,800	$141,557
Class R	$3,215	$6,421
High Yield Bond
Service	—	$348
Investor A	—	$922,943
Investor B1	$3,565	$176
Class K	—	$9,863
Low Duration Bond
Fund Level	$240,861	$1,360,340
Institutional	$710,946	$1,065,697
Service	—	$48,650
Investor A	$122,531	$1,139,307
Investor A1	$8,718	$11,425
Investor C	$152,244	$375,156
Investor C2	$1,373	$4,355
Investor C3	$9,687	$22,086
Class K	$163,678	$100,254
Class R	$8,988	$14,220

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	143

Notes to Financial Statements (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2017:

	Core Bond	High Yield Bond	Low Duration Bond
Fund Level	$1,200,606	—	$1,036,500
Institutional	$1,625,227	—	$1,424,208
Service	$8,896	—	$21,599
Investor A	$217,310	—	$300,952
Investor A1	—	—	$9,403
Investor B1	—	$9,369	—
Investor C	$24,973	—	$122,243
Investor C2	—	—	$1,272
Investor C3	—	—	$9,035
Class K	$167,162	—	$197,411
Class R	$2,244	—	$3,201

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. High Yield Bond is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by High Yield Bond. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. High Yield Bond retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, High Yield Bond retains 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, High Yield Bond, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by High Yield Bond is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended September 30, 2017, High Yield Bond paid BIM $308,213 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

144	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

Other Transactions: During the year ended September 30, 2017, High Yield Bond received a reimbursement of $240,022 from an affiliate, which is shown as payment by affiliate in the Statements of Operations, related to an operating error.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Core Bond	$78,917,333	$82,222,564	$(68,610)
High Yield Bond	$42,360,554	$459,058,208	$1,597,828
Low Duration Bond	$3,868,436	$524,571	$(18,082)

7. Purchases and Sales:

For the year ended September 30, 2017, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	Core Bond	High Yield Bond	Low Duration Bond
Non-U.S. Government Securities	$18,758,760,495	$15,729,265,675	$12,405,759,885
U.S. Government Securities	5,735,661,823	—	2,962,761,438

Total Purchases	$24,494,422,318	$15,729,265,675	$15,368,521,323

Sales	Core Bond	High Yield Bond	Low Duration Bond
Non-U.S. Government Securities (includes paydowns)	$19,374,787,501	$18,241,148,365	$12,040,093,838
U.S. Government Securities	5,759,093,965	—	3,241,073,941

Total Sales	$25,133,881,466	$18,241,148,365	$15,281,167,779

For the year ended September 30, 2017, purchases and sales related to mortgage dollar rolls were as follows:

	Core Bond	Low Duration Bond
Purchases	$7,522,919,509	$4,354,971,167
Sales	$7,522,530,965	$4,360,566,194

8. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, the sale of stock of passive foreign investment companies, the classification of investments, the expiration of capital loss carryforwards, net paydown losses and the liquidating distribution on a wholly-owned subsidiary were reclassified to the following accounts:

	Core Bond	High Yield Bond	Low Duration Bond
Paid-in capital	—	$(65,338,235)	$(41,571,660)
Undistributed (distributions in excess of) net investment income	$7,269,338	$76,626,996	$11,236,451
Accumulated net realized loss	$(7,269,338)	$(11,288,761)	$30,335,209

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	145

Notes to Financial Statements (continued)

	Core Bond	High Yield Bond	Low Duration Bond
Ordinary income
9/30/17	$79,723,917	$1,129,516,572	$98,664,389
9/30/16	$76,807,962	$1,060,280,951	$91,520,470

As of period end, the tax components of accumulated losses were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Undistributed ordinary income	$2,930,110	$51,655,375	—
Capital loss carryforwards	(112,871,289)	(624,165,892)	$(65,369,252)
Net unrealized gains (losses)[1]	28,197,552	310,929,676	(13,385,185)
Qualified late-year losses[2]	—	—	(9,652,530)
Total	$(81,743,627)	$(261,580,841)	$(88,406,967)

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the timing and recognition of partnership income, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, unrealized gain on stock of passive foreign investment companies, the classification of investments and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of September 30, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Core Bond	High Yield Bond	Low Duration Bond
No expiration date[1]	$28,930,650	$594,675,118	$40,630,676
2018	79,463,626	29,490,774	24,738,576
2019	4,477,013	—	—
Total	$112,871,289	$624,165,892	$65,369,252

[1]	Must be utilized prior to losses subject to expiration.

During the year ended September 30, 2017, High Yield Bond and Low Duration Bond utilized $371,349,877 and $3,812,965 of their respective capital loss carryforward, respectively.

As of September 30, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Tax cost	$4,183,671,358	$17,485,099,145	$5,545,507,595

Gross unrealized appreciation	$43,201,523	$761,296,978	$30,414,723
Gross unrealized depreciation	(14,662,800)	(362,482,696)	(39,165,738)

Net unrealized appreciation (depreciation)	$28,538,723	$398,814,282	$(8,751,015)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2017, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions ,and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitations: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

146	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	147

Notes to Financial Statements (continued)

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
Core Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	47,525,003	$457,186,163	65,800,479	$641,371,607
Shares issued in reinvestment of distributions	4,125,601	39,702,774	3,970,886	38,573,556
Shares redeemed	(55,270,612)	(531,236,923)	(65,640,640)	(639,219,821)

Net increase (decrease)	(3,620,008)	$(34,347,986)	4,130,725	$40,725,342

Service
Shares sold	2,158,423	$20,781,702	1,721,238	$16,771,432
Shares issued in reinvestment of distributions	147,056	1,415,240	111,207	1,081,003
Shares redeemed	(2,180,416)	(21,002,468)	(1,052,100)	(10,197,677)

Net increase	125,063	$1,194,474	780,345	$7,654,758

Investor A
Shares sold and automatic conversion of shares	21,562,998	$207,678,159	10,559,323	$102,576,049
Shares issued in reinvestment of distributions	1,151,384	11,095,122	1,060,566	10,319,415
Shares redeemed	(25,039,113)	(241,142,162)	(9,649,578)	(94,017,363)

Net increase (decrease)	(2,324,731)	$(22,368,881)	1,970,311	$18,878,101

Investor C
Shares sold	625,891	$6,016,171	2,626,012	$25,410,342
Shares issued in reinvestment of distributions	133,693	1,282,231	142,626	1,379,984
Shares redeemed	(4,529,225)	(43,450,010)	(2,905,665)	(28,132,504)

Net decrease	(3,769,641)	$(36,151,608)	(137,027)	$(1,342,178)

Class K
Shares sold	11,687,617	$112,690,882	13,578,751	$132,719,054
Shares issued in reinvestment of distributions	1,817,889	17,542,665	1,680,990	16,378,928
Shares redeemed	(6,595,231)	(63,574,528)	(19,549,697)	(190,067,394)

Net increase (decrease)	6,910,275	$66,659,019	(4,289,956)	$(40,969,412)

Class R
Shares sold	92,784	$894,270	153,937	$1,499,450
Shares issued in reinvestment of distributions	8,460	81,553	6,875	66,915
Shares redeemed	(78,661)	(760,110)	(95,324)	(930,190)

Net increase	22,583	$215,713	65,488	$636,175

Total Net Increase (Decrease)	(2,656,459)	$(24,799,269)	2,519,886	$25,582,786

148	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016
High Yield Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	776,483,713	$5,988,582,376	822,914,688	$5,998,077,162
Shares issued in reinvestment of distributions	69,389,743	536,579,635	68,665,016	501,753,235
Shares redeemed	(792,823,577)	(6,121,378,872)	(1,178,115,935)	(8,597,393,630)

Net increase (decrease)	53,049,879	$403,783,139	(286,536,231)	$(2,097,563,233)

Service
Shares sold	22,271,816	$170,695,994	30,878,972	$224,380,276
Shares issued in reinvestment of distributions	2,556,370	19,721,884	2,573,406	18,863,340
Shares redeemed	(45,047,364)	(348,215,521)	(24,555,296)	(179,829,449)

Net increase (decrease)	(20,219,178)	$(157,797,643)	8,897,082	$63,414,167

Investor A
Shares sold and automatic conversion of shares	103,576,923	$797,782,189	330,420,810	$2,439,217,265
Shares issued in reinvestment of distributions	18,774,542	144,479,718	22,872,862	167,505,852
Shares redeemed	(399,750,313)	(3,078,046,036)	(239,908,775)	(1,756,259,208)

Net increase (decrease)	(277,398,848)	$(2,135,784,129)	113,384,897	$850,463,909

Investor B
Shares sold	3,877	$29,494	5,072	$35,388
Shares issued in reinvestment of distributions	1,668	12,878	3,617	26,332
Shares redeemed and automatic conversion of shares	(21,890)	(168,974)	(100,712)	(728,591)

Net decrease	(16,345)	$(126,602)	(92,023)	$(666,871)

Investor B1
Shares sold	9	$66	772	$5,509
Shares issued in reinvestment of distributions	2,363	18,225	5,243	38,142
Shares redeemed	(31,265)	(240,639)	(201,369)	(1,466,472)

Net decrease	(28,893)	$(222,348)	(195,354)	$(1,422,821)

Investor C
Shares sold	6,127,526	$47,322,964	16,816,847	$122,984,882
Shares issued in reinvestment of distributions	2,796,683	21,618,075	3,396,754	24,840,193
Shares redeemed	(26,577,422)	(205,445,141)	(27,414,519)	(200,052,765)

Net decrease	(17,653,213)	$(136,504,102)	(7,200,918)	$(52,227,690)

Investor C1
Shares sold	18,623	$153,307	22,716	$165,495
Shares issued in reinvestment of distributions	167,930	1,294,912	267,842	1,958,236
Shares redeemed	(5,505,706)	(42,884,313)	(1,676,590)	(12,226,819)

Net decrease	(5,319,153)	$(41,436,094)	(1,386,032)	$(10,103,088)

Class K
Shares sold	225,710,700	$1,747,743,216	655,368,476	$4,805,645,369
Shares issued in reinvestment of distributions	23,350,213	180,713,399	18,252,146	133,671,181
Shares redeemed	(226,290,931)	(1,745,965,960)	(263,208,942)	(1,898,171,143)

Net increase	22,769,982	$182,490,655	410,411,680	$3,041,145,407

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	149

Notes to Financial Statements (continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016
High Yield Bond (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	5,156,483	$39,751,465	5,628,718	$41,187,423
Shares issued in reinvestment of distributions	869,607	6,723,127	771,403	5,640,513
Shares redeemed	(3,942,525)	(30,390,513)	(4,672,222)	(33,940,135)

Net increase	2,083,565	$16,084,079	1,727,899	$12,887,801

Total Net Increase (Decrease)	(242,732,204)	$(1,869,513,045)	239,011,000	$1,805,927,581

Low Duration Bond
Institutional
Shares sold	118,072,087	$1,136,284,128	135,685,844	$1,305,592,826
Shares issued in reinvestment of distributions	6,113,913	58,857,505	5,544,093	53,350,981
Shares redeemed	(115,807,668)	(1,114,548,876)	(126,344,019)	(1,215,710,033)

Net increase	8,378,332	$80,592,757	14,885,918	$143,233,774

Service
Shares sold	1,348,835	$12,969,904	2,127,311	$20,488,507
Shares issued in reinvestment of distributions	96,591	929,418	97,670	939,192
Shares redeemed	(3,788,403)	(36,473,025)	(1,812,297)	(17,436,212)

Net increase (decrease)	(2,342,977)	$(22,573,703)	412,684	$3,991,487

Investor A
Shares sold and automatic conversion of shares	90,480,515	$870,508,322	36,113,698	$347,382,274
Shares issued in reinvestment of distributions	2,048,423	19,719,392	1,309,171	12,589,246
Shares redeemed	(47,414,760)	(456,104,827)	(31,617,378)	(304,133,113)

Net increase	45,114,178	$434,122,887	5,805,491	$55,838,407

Investor A1
Shares sold	8,973	$86,001	15,088	$145,510
Shares issued in reinvestment of distributions	16,833	162,175	18,755	180,543
Shares redeemed	(142,447)	(1,371,972)	(324,486)	(3,124,421)

Net decrease	(116,641)	$(1,123,796)	(290,643)	$(2,798,368)

Investor C
Shares sold	3,618,371	$34,762,122	13,695,578	$131,698,050
Shares issued in reinvestment of distributions	295,898	2,845,778	290,762	2,793,441
Shares redeemed	(17,237,955)	(165,784,919)	(12,742,753)	(122,548,097)

Net increase (decrease)	(13,323,686)	$(128,177,019)	1,243,587	$11,943,394

Investor C2
Shares sold	25	$1,962	51	$486
Shares issued in reinvestment of distributions	4,783	45,986	7,451	71,647
Shares redeemed	(552,995)	(5,329,466)	(88,161)	(847,612)

Net decrease	(548,187)	$(5,281,518)	(80,659)	$(775,479)

Investor C3
Shares sold	12,495	$114,973	10,277	$97,848
Shares issued in reinvestment of distributions	7,692	73,934	10,386	99,785
Shares redeemed	(1,695,434)	(16,319,854)	(354,116)	(3,405,462)

Net decrease	(1,675,247)	$(16,130,947)	(333,453)	$(3,207,829)

150	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (concluded)

	Year Ended September 30, 2017		Year Ended September 30, 2016
Low Duration Bond (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	10,373,908	$99,904,108	36,742,137	$353,754,258
Shares issued in reinvestment of distributions	1,009,406	9,701,676	1,678,160	16,133,613
Shares redeemed	(91,214,600)	(877,142,774)	(37,756,299)	(362,963,909)

Net increase (decrease)	(79,831,286)	$(767,536,990)	663,998	$6,923,962

Class R
Shares sold	178,433	$1,715,594	291,199	$2,800,308
Shares issued in reinvestment of distributions	8,003	77,025	6,827	65,647
Shares redeemed	(225,913)	(2,172,272)	(199,829)	(1,922,366)

Net increase (decrease)	(39,477)	$(379,653)	98,197	$943,589

Total Net Increase (Decrease)	(44,384,991)	$(426,487,982)	22,405,120	$216,092,937

12. Contingencies:

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to the High Yield Bond Fund, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that the High Yield Bond Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that the High Yield Bond Fund and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. The High Yield Bond Fund cannot predict the outcome of the lawsuit, or the effect, if any, on the High Yield Bond Fund’s NAV. As such, no liability for litigation related to this matter is reflected in the financial statements. Management cannot determine the amount of loss that will be realized by the High Yield Bond Fund but does not expect the loss to exceed the payment received in 2009. The amount of the proceeds received in 2009 is $8,693,165.

13. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	151

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock Core Bond Portfolio, BlackRock Low Duration Bond Portfolio and BlackRock High Yield Bond Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio, as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock High Yield Bond Portfolio (collectively with BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio, the “Funds”, each a series of BlackRock Funds II) as of September 30, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Core Bond Portfolio, BlackRock Low Duration Bond Portfolio and BlackRock High Yield Bond Portfolio as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 27, 2017

Important Tax Information (Unaudited)

During the fiscal year ended September 30, 2017, the following information is provided with respect to the ordinary income distributions paid:

	Payable Dates	Core Bond	High Yield Bond	Low Duration Bond
Qualified Dividend Income for Individuals[1]	October 2016	—	1.90%	—
	November 2016 — December 2016	—	1.58%	—
	January 2017 — September 2017	—	1.96%	—
Dividends Qualifying for the Dividends Received
Deduction for Corporations[1]	October 2016	—	1.72%	—
	November 2016 — December 2016	—	1.72%	—
	January 2017 — September 2017	—	2.37%	—
Interest-Related Dividends for Non-U.S. Residents[2]	October 2016 — December 2016	97.83%	69.07%	81.07%
	January 2017 — September 2017	88.54%	70.68%	69.19%
Federal Obligation Interest[3]	October 2016 — September 2017	20.89%	—	5.05%

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

152	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 6, 2017 (the “April Meeting”) and May 9-10, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock Core Bond Portfolio (the “Core Bond Portfolio”), BlackRock High Yield Bond Portfolio (the “High Yield Portfolio”), and BlackRock Low Duration Bond Portfolio (the “Low Duration Portfolio”) (each, a “Fund,” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any overperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	153

Disclosure of Investment Advisory Agreement (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2018. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

154	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement (continued)

The Board noted that for the one-, three- and five-year periods reported, the Core Bond Portfolio ranked in the fourth, second and second quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the Core Bond Portfolio’s underperformance during the one-year period.

The Board and BlackRock discussed BlackRock’s strategy for improving the Core Bond Portfolio’s investment performance. Discussions covered topics such as: investment risks undertaken by the Core Bond Portfolio; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

The Board noted that for the one-, three- and five-year periods reported, the High Yield Portfolio ranked in the second, second and first quartiles, respectively, against its Broadridge Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Low Duration Portfolio ranked in the third, second and second quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the Low Duration Portfolio’s underperformance during the one-year period.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Core Bond Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Core Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Core Bond Portfolio’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on October 14, 2016.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	155

Disclosure of Investment Advisory Agreement (concluded)

The Board noted that the High Yield Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the High Yield Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the High Yield Portfolio’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

The Board noted that the Low Duration Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Low Duration Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Low Duration Portfolio’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on October 14, 2016. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board also noted that based on pro-forma advisory fees reflective of the contractual adjustment, the Low Duration Portfolio’s contractual management fee rate is expected to rank in the first quartile, and that the estimated actual management fee rate is expected to rank in the first quartile.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

156	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	27 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	27 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	27 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burtons Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	27 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003.	27 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	27 RICs consisting of 98 Portfolios	None
Lena G. Goldberg 1949	Trustee	Since 2016	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	27 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Trustee	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	27 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	157

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
John F. O’Brien 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	27 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	27 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	27 RICs consisting of 98 Portfolios	None

158	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	27 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	159

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator	Accounting Agent and Transfer Agent	Independent Registered Public Accounting Firm	Address of the Trust 100 Bellevue Parkway
BlackRock Advisors, LLC Wilmington, DE 19809	BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Deloitte & Touche LLP Philadelphia, PA 19103	Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

160	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	161

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

162	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Taxable3-9/17-AR

SEPTEMBER 30, 2017

ANNUAL REPORT	BLACKROCK®

BlackRock Funds II

▶   BlackRock 20/80 Target Allocation Fund

▶   BlackRock 40/60 Target Allocation Fund

▶   BlackRock 60/40 Target Allocation Fund

▶   BlackRock 80/20 Target Allocation Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands, and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. As a result, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

Market prices began to reflect reflationary expectations toward the end of 2016, as investors sensed that a global recovery was afoot. And those expectations have been largely realized in 2017, as many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing interest rates three times and setting expectations for additional interest rate increases. The Fed also announced its plan to begin reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. The Fed will reduce its $4.5 trillion balance sheet by only $10 billion in October with further reductions expected in subsequent months.

By contrast, the European Central Bank and the Bank of Japan both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of debt issued by their respective governments, which means central bank bond purchasing plans may need to be reduced in 2018.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

In recent months, financial markets have appeared less dependent on significant U.S. tax reform and infrastructure spending. Rising consumer confidence and improving business sentiment have generated momentum for the U.S. economy, even without the potential effects of major legislative changes. Escalating tensions with North Korea and our nation’s divided politics remain significant concerns; however, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

High valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017, particularly in emerging markets. In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.71%	18.61%
U.S. small cap equities (Russell 2000® Index)	8.27	20.74
International equities (MSCI Europe, Australasia, Far East Index)	11.86	19.10
Emerging market equities (MSCI Emerging Markets Index)	14.66	22.46
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.47	0.66
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	1.57	(4.61)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.31	0.07
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.82	0.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.19	8.87

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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BLACKROCK FUNDS II	SEPTEMBER 30, 2017	3

Funds’ Summary as of September 30, 2017	BlackRock Target Allocation Funds

Portfolio Management Commentary

How did the Funds perform?

BlackRock 20/80 Target Allocation Fund

•

For the 12-month period ended September 30, 2017, all of the Fund’s share classes outperformed the reference benchmark (MSCI ACWI Index (14%)/MSCI USA Index (6%)/Bloomberg Barclays U.S. Universal Index (80%)) with the exception of Investor C Shares, which underperformed the benchmark. All of the Fund’s share classes outperformed the fixed income benchmark, the Bloomberg Barclays U.S. Universal Index.

BlackRock 40/60 Target Allocation Fund

•

For the 12-month period ended September 30, 2017, all of the Fund’s share classes outperformed the reference benchmark (MSCI ACWI Index (28%)/MSCI USA Index (12%)/Bloomberg Barclays U.S. Universal Index (60%)) with the exception of Investor C Shares, which underperformed the benchmark. All of the Fund’s share classes underperformed the MSCI ACWI Index.

BlackRock 60/40 Target Allocation Fund

•

For the 12-month period ended September 30, 2017, the Fund’s Class K Shares outperformed the reference benchmark (MSCI ACWI Index (42%)/MSCI USA Index (18%)/Bloomberg Barclays U.S. Universal Index (40%)), while the Fund’s Institutional Shares performed in line with the reference benchmark and the Fund’s remaining share classes underperformed the reference benchmark. All of the Fund’s share classes underperformed the MSCI ACWI Index.

BlackRock 80/20 Target Allocation Fund

•

For the 12-month period ended September 30, 2017, all of the Fund’s share classes underperformed the reference benchmark (MSCI ACWI Index (56%)/MSCI USA Index (24%)/Bloomberg Barclays U.S. Universal Index (20%)), as well as the MSCI ACWI Index.

What factors influenced performance?

•

Over the period, global risk assets performed strongly based on synchronized global economic expansion, accelerating corporate earnings and stimulative monetary policy. In addition, for a portion of the period, the U.S. presidential election result provided a tailwind for certain assets that may benefit under the new administration. As a result, global equities generated strong double-digit returns over the period and far outpaced returns from fixed income, which were pressured by rising interest rates due to increasing inflation expectations, accelerating economic momentum and normalization of monetary policy. Emerging market and international developed equities outperformed their U.S. counterparts, and more cyclical assets outpaced more defensive asset classes. All of the Target Allocation Funds (the “Funds”) benefited from this strong market performance, as a broad overweight to equities versus fixed income represented the primary contributor to performance. In addition, the Funds benefited from allocations to U.S. interest rates, dynamic exposure to U.S. equities and positioning within emerging market debt. Following the election of President Trump, tactical decisions to adjust risk exposures in the direction of U.S. equities and U.S. corporate bonds and away from emerging market assets also helped performance.

•

The primary detractors from performance were the Funds’ orientation toward value for a portion of the period, underweight exposure to small cap equities, and foreign exchange exposure. The Funds benefited from overall strong equity market performance given an overweight to stocks versus bonds, but during the period growth outperformed value and small caps outperformed large caps, and the Funds’ tilt toward value and large caps detracted from performance. A long U.S. dollar bias detracted as well, as currency volatility increased and the U.S. dollar weakened over much of the period. Although the Funds’ conservative interest rate positioning contributed to relative return as rates broadly rose over the period, positioning with respect to investment-grade fixed income detracted.

Describe recent portfolio activity.

•

For the period, the Funds implemented four rebalances to dynamically adjust risk exposures and position the Funds toward areas with attractive relative value. Going into the final quarter of 2016, the Funds were modestly overweight stocks over bonds as the managers believed that the strategic investor would be rewarded over the long term by favoring asset classes with attractive relative value. Within stocks, the Funds favored U.S. and emerging market equities over international developed markets based on a relatively better growth and earnings outlook. For fixed income, the Funds favored intermediate maturities versus the short and long end of the yield curve, and tilted towards TIPS and U.S. dollar denominated emerging market debt on the basis of reasonable valuations and a generally supportive environment for those asset classes.

•

In November 2016, following the election of President Trump, the Funds implemented a tactical rebalance to adjust risk exposures based on the new political regime and the potential economic and political ramifications across asset classes. Exposure to emerging market equities was reduced, and the focus shifted to U.S. equities, while a broad overweight to equities versus fixed income was maintained. In addition, exposure to U.S dollar denominated emerging market debt was trimmed in favor of U.S. intermediate investment-grade corporate bonds.

•

In late 2016, a reflationary theme impacted global assets and the Funds were rebalanced at the beginning of 2017 to modestly increase equity exposure to just below the maximum equity overweight, while remaining underweight to emerging market equities. Within U.S. equities, exposure to traditional value was increased as the managers believed that value companies would perform well in an environment of economic strength under the new U.S. political framework. In particular, the Funds added exposure to financials, which the managers believed may benefit from both deregulation and a steeper yield curve. With these adjustments, the Funds became more neutrally positioned with respect to small cap equities. Within international developed equities, at the beginning of 2017 the Funds adjusted their foreign exchange allocation to increase exposure to the U.S. dollar on the belief that Trump’s policy proposals-ranging from infrastructure spending to changes in the tax code-would be decidedly in favor of a stronger dollar. Within fixed income, the Funds reduced duration (sensitivity to interest rate changes) given the view that interest rates would be more likely to rise than fall as both inflation and growth accelerate.

•

During the second quarter of 2017, the Funds rebalanced to maintain an overweight to equity versus fixed income given attractive relative value and reflationary tailwinds, but added exposure to international developed equities while trimming its allocation to the United States. In addition, within U.S. equities, exposure to U.S. large cap value was trimmed while a modest value tilt was nevertheless maintained. The Funds increased exposure to emerging market equities during the second quarter of 2017 given their attractive valuations and earnings momentum. Within fixed income, the Funds maintained an overweight to credit versus government bonds, but added a modest allocation to nominal U.S. Treasuries, while reducing TIPS, as a strategy against credit and equity risk. The Funds remained cautious from an interest rate perspective.

•

Toward the end of the annual period, the Funds were rebalanced to a maximum equity overweight versus fixed income while shifting regional exposure from international developed back to the United States. This regional shift was driven by relative earnings growth and momentum. In addition, within the United States exposure to value was further reduced while adding to momentum stocks to seek a better balance of risk exposures across the Funds. Within fixed income, although the Funds remained cautious with respect to interest rate risk, duration was slightly increased across the Funds, particularly in the more conservatively allocated Funds. A preference for credit versus government bonds was maintained, but exposure to mortgage-backed securities (“MBS”) was reduced, as risks loomed concerning the Fed’s balance sheet run-off and rising interest rates. In addition, the Funds added to U.S. dollar denominated emerging market debt as the asset class offered attractive relative value and carry.

Describe the Funds’ positioning at period end.

•

At period end, the Funds remained overweight equity exposure, with a regional tilt toward U.S. equities and cautious positioning with respect to interest rate risk. The Funds were positioned with a maximum equity overweight. Moreover, with the reflationary trend weakening over the 12-month period, the investment adviser’s conviction regarding value stocks diminished, and they believed that a potential continuation of the current low volatility environment would provide a further tailwind to momentum stocks. With regard to fixed income, the Funds remained largely underweight duration due to the potential for interest rates to rise as inflation expectations increase, global growth continues to improve and monetary policy continues to normalize. Within credit, the Funds maintained a cautious stance regarding MBS due to risks concerning the Fed’s balance sheet run-off and rising interest rates. The Funds were also overweight U.S. dollar denominated emerging market debt as the asset class offered attractive relative value and carry.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

BlackRock 20/80 Target Allocation Fund

Investment Objective

BlackRock 20/80 Target Allocation Fund’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with an emphasis on income.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 20% of its assets and exposure to fixed-income securities in an amount equal to 80% of its assets.

[3]	A customized weighted index comprised of the returns of the MSCI ACWI Index (14%), MSCI USA Index (6%) and Bloomberg Barclays U.S. Universal Index (80%).

[4]

An unmanaged, market value weighted index of fixed-income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

Performance Summary for the Period Ended September 30, 2017

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.83%	5.09%	N/A	6.16%	N/A	5.28%	N/A
Investor A	3.69	4.78	(0.73)%	5.77	4.63%	4.86	4.30%
Investor C	3.28	4.01	3.01	4.99	4.99	4.11	4.11
Class K	3.92	5.12	N/A	6.18	N/A	5.30	N/A
Class R	3.53	4.39	N/A	5.48	N/A	4.60	N/A
MSCI ACWI Index (14%)/MSCI USA Index (6%)/Bloomberg Barclays U.S. Universal Index (80%)	3.82	4.29	N/A	4.27	N/A	4.87	N/A
Bloomberg Barclays U.S. Universal Index	2.55	0.96	N/A	2.53	N/A	4.56	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	5

BlackRock 40/60 Target Allocation Fund

Investment Objective

BlackRock 40/60 Target Allocation Fund’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with an emphasis on income.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 40% of its assets and exposure to fixed-income securities in an amount equal to 60% of its assets.

[3]	A customized weighted index comprised of the returns of the MSCI ACWI Index (28%), MSCI USA Index (12%) and Bloomberg Barclays U.S. Universal Index (60%).

[4]

A free float-adjusted market capitalization index designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes.

Performance Summary for the Period Ended September 30, 2017

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	5.12%	8.48%	N/A	7.91%	N/A	5.44%	N/A
Investor A	4.98	8.17	2.49%	7.54	6.39%	5.06	4.50%
Investor C	4.60	7.32	6.32	6.73	6.73	4.27	4.27
Class K	5.21	8.49	N/A	7.95	N/A	5.47	N/A
Class R	4.91	7.94	N/A	7.40	N/A	4.93	N/A
MSCI ACWI Index (28%)/MSCI USA Index (12%)/Bloomberg Barclays U.S. Universal Index (60%)	5.10	7.69	N/A	6.01	N/A	5.05	N/A
MSCI ACWI Index	9.68	18.65	N/A	10.20	N/A	3.88	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

BlackRock 60/40 Target Allocation Fund

Investment Objective

BlackRock 60/40 Target Allocation Fund’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is also a consideration.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 60% of its assets and exposure to fixed-income securities in an amount equal to 40% of its assets.

[3]	A customized weighted index comprised of the returns of the MSCI ACWI Index (42%), MSCI USA Index (18%) and Bloomberg Barclays U.S. Universal Index (40%).

[4]

A free float-adjusted market capitalization index designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes.

Performance Summary for the Period Ended September 30, 2017

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	6.20%	11.19%	N/A	9.41%	N/A	5.41%	N/A
Investor A	6.05	10.86	5.04%	9.02	7.85%	5.03	4.46%
Investor C	5.59	10.06	9.06	8.22	8.22	4.26	4.26
Class K	6.20	11.30	N/A	9.43	N/A	5.43	N/A
Class R	5.90	10.59	N/A	8.83	N/A	4.84	N/A
MSCI ACWI Index (42%)/MSCI USA Index (18%)/Bloomberg Barclays U.S. Universal Index (40%)	6.39	11.17	N/A	7.74	N/A	5.10	N/A
MSCI ACWI Index	9.68	18.65	N/A	10.20	N/A	3.88	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	7

BlackRock 80/20 Target Allocation Fund

Investment Objective

BlackRock 80/20 Target Allocation Fund’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is not a consideration.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 80% of its assets and exposure to fixed-income securities in an amount equal to 20% of its assets.

[3]	A customized weighted index comprised of the returns of the MSCI ACWI Index (56%), MSCI USA Index (24%) and Bloomberg Barclays U.S. Universal Index (20%).

[4]

A free float-adjusted market capitalization index designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes.

Performance Summary for the Period Ended September 30, 2017

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	7.04%	14.11%	N/A	10.71%	N/A	5.21%	N/A
Investor A	6.91	13.66	7.69%	10.31	9.13%	4.85	4.28%
Investor C	6.39	12.81	11.81	9.48	9.48	4.06	4.06
Class K	7.04	14.02	N/A	10.73	N/A	5.23	N/A
Class R	6.77	13.54	N/A	10.15	N/A	4.68	N/A
MSCI ACWI Index (56%)/MSCI USA Index (24%)/Bloomberg Barclays U.S. Universal Index (20%)	7.68	14.74	N/A	9.47	N/A	5.01	N/A
MSCI ACWI Index	9.68	18.65	N/A	10.20	N/A	3.88	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Portfolio Information as of September 30, 2017

BlackRock 20/80 Target Allocation Fund

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	68%
Equity Funds	26
Short-Term Securities	6

Ten Largest Holdings	Percent of Affiliated Investment Companies
Master Total Return Portfolio	15%
U.S. Total Bond Index Master Portfolio	14
iShares Core S&P Total U.S. Stock Market ETF	11
BlackRock Strategic Income Opportunities Portfolio, Class K	11
iShares Intermediate Credit Bond ETF	9
iShares Core S&P 500 ETF	8
iShares 7-10 Year Treasury Bond ETF	5
SL Liquidity Series, LLC, Money Market Series	5
BlackRock Global Long/Short Credit Fund, Class K	4
iShares J.P. Morgan USD Emerging Markets Bond ETF	4

BlackRock 40/60 Target Allocation Fund

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	50%
Fixed Income Funds	47
Short-Term Securities	3

Ten Largest Holdings	Percent of Affiliated Investment Companies
iShares Core S&P Total U.S. Stock Market ETF	21%
Master Total Return Portfolio	13
iShares 7-10 Year Treasury Bond ETF	9
iShares Intermediate Credit Bond ETF	9
iShares Core S&P 500 ETF	9
BlackRock Global Allocation Fund, Inc., Class K	8
BlackRock Total Emerging Markets Fund, Institutional Class	6
iShares Core MSCI EAFE ETF	6
BlackRock Strategic Income Opportunities Portfolio, Class K	5
iShares J.P. Morgan USD Emerging Markets Bond ETF	4

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

SEPTEMBER 30, 2017	9

Portfolio Information as of September 30, 2017 (concluded)

BlackRock 60/40 Target Allocation Fund

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	69%
Fixed Income Funds	27
Short-Term Securities	4

Ten Largest Holdings	Percent of Affiliated Investment Companies
iShares Core S&P Total U.S. Stock Market ETF	23%
iShares Core MSCI EAFE ETF	11
Master Total Return Portfolio	9
iShares Core S&P 500 ETF	9
iShares 7-10 Year Treasury Bond ETF	7
BlackRock Total Emerging Markets Fund, Institutional Class	7
BlackRock Global Allocation Fund, Inc., Class K	7
iShares Core S&P Mid-Cap ETF	6
BlackRock Strategic Income Opportunities Portfolio, Class K	5
SL Liquidity Series, LLC, Money Market Series	4

BlackRock 80/20 Target Allocation Fund

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	78%
Short-Term Securities	13
Fixed Income Funds	9

Ten Largest Holdings	Percent of Affiliated Investment Companies
iShares Core S&P Total U.S. Stock Market ETF	22%
SL Liquidity Series, LLC, Money Market Series	13
iShares Core MSCI EAFE ETF	12
iShares Core S&P 500 ETF	11
iShares Core S&P Mid-Cap ETF	9
BlackRock Global Allocation Fund, Inc., Class K	5
BlackRock Total Emerging Markets Fund, Institutional Class	4
BlackRock Global Dividend Portfolio, Class K	4
Master Total Return Portfolio	4
iShares Core MSCI Emerging Markets ETF	4

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 28, 2016 (commencement of operations), Class K Shares performance results are those of Institutional Shares, restated to reflect Class K Shares fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	11

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on April 1, 2017 and held through September 30, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[1]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[2]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[2]	Annualized Expense Ratio
BlackRock 20/80 Target Allocation Fund
Institutional	$1,000.00	$1,038.30	$1.23	$1,000.00	$1,023.86	$1.22	0.24%
Investor A	$1,000.00	$1,036.90	$3.09	$1,000.00	$1,022.03	$3.07	0.61%
Investor C	$1,000.00	$1,032.80	$6.92	$1,000.00	$1,018.26	$6.87	1.36%
Class K	$1,000.00	$1,039.20	$0.88	$1,000.00	$1,024.20	$0.87	0.17%
Class R	$1,000.00	$1,035.30	$4.63	$1,000.00	$1,020.52	$4.60	0.91%
BlackRock 40/60 Target Allocation Fund
Institutional	$1,000.00	$1,051.20	$1.17	$1,000.00	$1,023.93	$1.16	0.23%
Investor A	$1,000.00	$1,049.80	$2.95	$1,000.00	$1,022.19	$2.91	0.57%
Investor C	$1,000.00	$1,046.00	$6.80	$1,000.00	$1,018.42	$6.71	1.33%
Class K	$1,000.00	$1,052.10	$0.80	$1,000.00	$1,024.28	$0.79	0.16%
Class R	$1,000.00	$1,049.10	$3.77	$1,000.00	$1,021.39	$3.72	0.73%
BlackRock 60/40 Target Allocation Fund
Institutional	$1,000.00	$1,062.00	$0.91	$1,000.00	$1,024.18	$0.90	0.18%
Investor A	$1,000.00	$1,060.50	$2.70	$1,000.00	$1,022.45	$2.65	0.52%
Investor C	$1,000.00	$1,055.90	$6.58	$1,000.00	$1,018.67	$6.46	1.28%
Class K	$1,000.00	$1,062.00	$0.65	$1,000.00	$1,024.44	$0.64	0.13%
Class R	$1,000.00	$1,059.00	$3.67	$1,000.00	$1,021.51	$3.60	0.71%
BlackRock 80/20 Target Allocation Fund
Institutional	$1,000.00	$1,070.40	$0.63	$1,000.00	$1,024.46	$0.61	0.12%
Investor A	$1,000.00	$1,069.10	$2.41	$1,000.00	$1,022.74	$2.35	0.46%
Investor C	$1,000.00	$1,063.90	$6.28	$1,000.00	$1,018.98	$6.14	1.21%
Class K	$1,000.00	$1,070.40	$0.50	$1,000.00	$1,024.58	$0.49	0.10%
Class R	$1,000.00	$1,067.70	$3.24	$1,000.00	$1,021.94	$3.16	0.62%

[1]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

[2]	Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

Because the Funds invest in master portfolios that are managed by subsidiaries of BlackRock, Inc. (the “Master Portfolios”), the expense examples reflect the expenses of both the Funds and the Master Portfolios in which they invest. The fees and expenses of the underlying funds in which the Funds invest are not included in the Funds’ annualized expense ratios.

See “Disclosure of Expenses” above for further information on how expenses were calculated.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments September 30, 2017	BlackRock 20/80 Target Allocation Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (e)	Shares	Value
Equity Funds — 27.4%
BlackRock Global Allocation Fund, Inc., Class K	510,193	$10,326,306
BlackRock Total Emerging Markets Fund, Institutional Class	658,751	7,127,683
iShares Core MSCI EAFE ETF (a)	107,503	6,898,468
iShares Core S&P 500 ETF	106,292	26,884,436
iShares Core S&P Total U.S. Stock Market ETF	689,257	39,721,881

		90,958,774

Affiliated Investment Companies (e)	Shares/ Investment Value	Value
Fixed Income Funds — 72.6%
BlackRock Global Long/Short Credit Fund, Class K (b)	1,224,236	$12,768,786
BlackRock Strategic Income Opportunities Portfolio, Class K	3,920,724	39,128,830
iShares 20+ Year Treasury Bond ETF (a)	51,826	6,465,812
iShares 7-10 Year Treasury Bond ETF	185,126	19,719,622
iShares iBoxx $ High Yield Corporate Bond ETF (a)	113,972	10,116,155
iShares Intermediate Credit Bond ETF	277,556	30,575,569
iShares J.P. Morgan USD Emerging Markets Bond ETF	109,373	12,733,205
iShares TIPS Bond ETF	57,766	6,561,062
Master Total Return Portfolio	$51,921,154	51,921,154
U.S. Total Bond Index Master Portfolio	$50,677,655	50,677,655

		240,667,850

Short-Term Securities — 5.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (c)	67,880	67,880
SL Liquidity Series, LLC, Money Market Series, 1.32% (c)(d)	19,599,212	19,601,172

		19,669,052
Total Affiliated Investment Companies (Cost — $337,467,240) — 105.9%		351,295,676
Liabilities in Excess of Other Assets — (5.9)%		(19,678,606)

Net Assets — 100.0%		$331,617,070

Notes to Schedule of Investments

(a)	Security, or a portion of the security, is on loan.

(b)	Non-income producing security.

(c)	Annualized 7-day yield as of period end.

(d)	Security was purchased with the cash collateral from loaned securities.

Portfolio Abbreviations

AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
CHF	Swiss Franc	HKD	Hong Kong Dollar	SEK	Swedish Krona
DKK	Danish Krone	ILS	Israel Shekel	SGD	Singapore Dollar
ETF	Exchange-Traded Fund	JPY	Japanese Yen	USD	US Dollar
EUR	Euro	NOK	Norwegian Krone

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	13

Schedule of Investments (continued)	BlackRock 20/80 Target Allocation Fund

(e)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Investment Value Held at September 30, 2016	Shares/ Investment Value Purchased	Shares/ Investment Value Sold	Shares/ Investment Value Held at September 30, 2017	Value at September 30, 2017	Income		Net Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Global Allocation Fund, Inc., Class K	1,044,347	33,591	(567,745)	510,193	$ 10,326,306	$172,747		$ 345,926	$ 509,807
BlackRock Global Long/Short Credit Fund, Class K	1,180,647	356,298	(312,709)	1,224,237	12,768,786	—		43,952	535,975
BlackRock Global Long/Short Equity Fund, Class K	772,809	1,035	(773,844)	—	—	—		(197,868)	205,572
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,478,046	—	1,410,166 [2]	67,880	67,880	10,100		—	—
BlackRock Strategic Income Opportunities Portfolio, Class K	4,338,806	600,088	(1,018,170)	3,920,724	39,128,830	1,410,245		46,574	662,598
BlackRock Total Emerging Markets Fund, Institutional Class	788,903	41,950	(172,102)	658,751	7,127,683	78,437		93,308	614,063
iShares 20+ Year Treasury Bond ETF	55,766	54,765	(58,705)	51,826	6,465,812	41,699		691,599	(938,214)
iShares 7-10 Year Treasury Bond ETF	—	311,080	(125,954)	185,126	19,719,622	347,753		(520,018)	(162,776)
iShares Core MSCI EAFE ETF	135,533	296,069	(324,099)	107,503	6,898,468	457,531		953,939	944,402
iShares Core MSCI Emerging Markets ETF	—	165,786	(165,786)	—	—	—		(192,162)	—
iShares Core S&P 500 ETF	—	144,503	(38,211)	106,292	26,884,436	176,811		421,031	906,404
iShares Core S&P Total U.S. Stock Market ETF	633,937	373,785	(318,465)	689,257	39,721,881	765,365		944,370	5,622,564
iShares Core U.S. Aggregate Bond ETF	543,912	11,509	(555,421)	—	—	755,624		(514,276)	(1,438,533)
iShares Edge MSCI Min Vol USA ETF	316,090	1,585	(317,675)	—	—	77,961		(184,944)	133,758
iShares Floating Rate Bond ETF	154,513	991	(155,504)	—	—	32,459		46,078	(53,645)
iShares iBoxx $ High Yield Corporate Bond ETF	—	206,360	(92,388)	113,972	10,116,155	524,568		46,754	159,901
iShares iBoxx $ Investment Grade Corporate Bond ETF	125,193	28,150	(153,343)	—	—	57,507		(137,459)	(97,126)
iShares Intermediate Credit Bond ETF	—	325,925	(48,369)	277,556	30,575,569	628,271		(100,267)	(106,844)
iShares J.P. Morgan USD Emerging Markets Bond ETF	197,149	57,616	(145,392)	109,373	12,733,205	576,775		(500,031)	7,152
iShares MBS ETF	139,192	250	(139,442)	—	—	21,985		(41,175)	(32,192)
iShares S&P 500 Value ETF	—	209,012	(209,012)	—	—	167,783		509,922
iShares Short Maturity Bond ETF	304,934	68,544	(373,478)	—	—	31,246		(3,000)	(13,925)
iShares TIPS Bond ETF	193,356	68,046	(203,636)	57,766	6,561,062	161,516		95,430	(484,975)
SL Liquidity Series, LLC, Money Market Series	29,604,881	—	(10,005,669)[2]	19,599,212	19,601,172	164,591	[5]	(767)	—
Master Total Return Portfolio	$72,498,043	—	$(20,576,899)[2,3]	$51,921,154	51,921,154	2,018,334		(456,828)	(630,600)
U.S. Total Bond Index Master Portfolio	—	$50,677,655[3,4]	—	$50,677,655	50,677,655	556,456		170,045	126,962
Total					$351,295,676	$9,235,764		$1,560,133	$ 6,470,328

[1]	Includes net capital gain distributions, if applicable.

[2]	Represents net shares/investment value sold.

[3]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

[4]	Represents net shares/investment value purchased.

[5]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock 20/80 Target Allocation Fund

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	501,460	USD	516,298	Standard Chartered Bank	10/04/17	$1,726
GBP	49,309	USD	63,558	Goldman Sachs International	10/04/17	2,527
HKD	62,361	USD	7,975	Citibank N.A.	10/04/17	10
HKD	1,646,185	USD	210,691	National Australia Bank Ltd.	10/04/17	76
USD	567,559	CHF	542,451	Northern Trust Corp.	10/04/17	7,191
USD	132,712	DKK	829,653	Nomura International PLC	10/04/17	904
USD	2,116,825	EUR	1,779,109	Goldman Sachs International	10/04/17	13,528
USD	1,763,369	JPY	192,263,480	Royal Bank of Canada	10/04/17	54,309
USD	57,527	NOK	446,993	State Street Bank and Trust Co.	10/04/17	1,397
USD	21,854	NZD	30,201	Nomura International PLC	10/04/17	41
USD	240,131	SEK	1,917,058	BNP Paribas S.A.	10/04/17	4,695
USD	95,833	SGD	129,949	Morgan Stanley & Co. International PLC	10/04/17	26
USD	469,309	AUD	590,278	Citibank N.A.	11/02/17	6,494
USD	126,259	DKK	788,528	TD Securities, Inc.	11/02/17	771
USD	2,119,287	EUR	1,779,109	Citibank N.A.	11/02/17	12,644
USD	1,246,687	GBP	921,228	UBS AG	11/02/17	10,874
USD	27,248	ILS	95,533	Citibank N.A.	11/02/17	190
USD	1,601,626	JPY	179,432,604	Royal Bank of Scotland PLC	11/02/17	4,351
USD	57,360	NOK	446,993	State Street Bank and Trust Co.	11/02/17	1,194
USD	21,954	NZD	30,201	Bank of America N.A.	11/02/17	155
USD	217,896	SEK	1,742,626	Royal Bank of Scotland PLC	11/02/17	3,531
USD	96,294	SGD	129,949	Westpac Banking Corp.	11/02/17	455

						127,089

AUD	45,497	USD	36,026	Northern Trust Corp.	10/04/17	(340)
CHF	40,990	USD	42,703	Nomura International PLC	10/04/17	(359)
DKK	41,125	USD	6,577	State Street Bank and Trust Co.	10/04/17	(44)
DKK	788,528	USD	126,045	TD Securities, Inc.	10/04/17	(771)
EUR	1,779,109	USD	2,116,015	Citibank N.A.	10/04/17	(12,718)
GBP	921,228	USD	1,245,518	UBS AG	10/04/17	(10,869)
ILS	95,533	USD	27,221	Citibank N.A.	10/04/17	(190)
JPY	12,830,876	USD	116,636	Goldman Sachs International	10/04/17	(2,580)
JPY	179,432,604	USD	1,599,503	Royal Bank of Scotland PLC	10/04/17	(4,499)
NOK	446,993	USD	57,324	State Street Bank and Trust Co.	10/04/17	(1,195)
NZD	30,201	USD	21,967	Bank of America N.A.	10/04/17	(155)
SEK	174,432	USD	21,925	Goldman Sachs International	10/04/17	(503)
SEK	1,742,626	USD	217,542	Royal Bank of Scotland PLC	10/04/17	(3,528)
SGD	129,949	USD	96,268	Westpac Banking Corp.	10/04/17	(462)
USD	34,670	AUD	45,497	Citibank N.A.	10/04/17	(1,015)
USD	1,251,607	GBP	970,536	BNP Paribas S.A.	10/04/17	(49,128)
USD	218,649	HKD	1,708,546	Morgan Stanley & Co. International PLC	10/04/17	(102)
USD	26,677	ILS	95,533	BNP Paribas S.A.	10/04/17	(354)
USD	517,240	CHF	501,460	Standard Chartered Bank	11/02/17	(1,786)
USD	10,882	CHF	10,539	State Street Bank and Trust Co.	11/02/17	(26)
USD	2,031	DKK	12,788	Citibank N.A.	11/02/17	(4)
USD	72,340	EUR	61,194	Northern Trust Corp.	11/02/17	(121)
USD	210,853	HKD	1,646,185	National Australia Bank Ltd.	11/02/17	(85)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	15

Schedule of Investments (continued)	BlackRock 20/80 Target Allocation Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	55,051	JPY	6,189,303	Goldman Sachs International	11/02/17	$(45)
USD	11,093	SEK	90,546	Northern Trust Corp.	11/02/17	(45)

						(90,924)
Net Unrealized Appreciation						$36,165

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$127,089	—	—	$127,089
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$ 90,924	—	—	$90,924

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$(254,050)	—	—	$(254,050)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(15,528)	—	—	$(15,528)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$22,432,384
Average amounts sold — in USD	$11,224,073

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock 20/80 Target Allocation Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$127,089	$90,924

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$127,089	$90,924

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 155	$ (155)	—	—	—
BNP Paribas S.A.	4,695	(4,695)	—	—	—
Citibank N.A.	19,338	(13,927)	—	—	$ 5,411
Goldman Sachs International	16,055	(3,128)	—	—	12,927
Morgan Stanley & Co. International PLC	26	(26)	—	—	—
National Australia Bank Ltd.	76	(76)	—	—	—
Nomura International PLC	945	(359)	—	—	586
Northern Trust Corp.	7,191	(506)	—	—	6,685
Royal Bank of Canada	54,309	—	—	—	54,309
Royal Bank of Scotland PLC	7,882	(7,882)	—	—	—
Standard Chartered Bank	1,726	(1,726)	—	—	—
State Street Bank and Trust Co.	2,591	(1,265)	—	—	1,326
TD Securities, Inc.	771	(771)	—	—	—
UBS AG	10,874	(10,869)	—	—	5
Westpac Banking Corp.	455	(455)	—	—	—

Total	$127,089	$(45,840)	—	—	$81,249

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 155	$ (155)	—	—	—
BNP Paribas S.A.	49,482	(4,695)	—	—	$44,787
Citibank N.A.	13,927	(13,927)	—	—	—
Goldman Sachs International	3,128	(3,128)		—	—
Morgan Stanley & Co. International PLC	102	(26)	—	—	76
National Australia Bank Ltd.	85	(76)	—	—	9
Nomura International PLC	359	(359)	—	—	—
Northern Trust Corp.	506	(506)	—	—	—
Royal Bank of Scotland PLC	8,027	(7,882)	—	—	145
Standard Chartered Bank	1,786	(1,726)	—	—	60
State Street Bank and Trust Co.	1,265	(1,265)	—	—	—
TD Securities, Inc.	771	(771)	—	—	—
UBS AG	10,869	(10,869)	—	—	—
Westpac Banking Corp.	462	(455)	—	—	7

Total	$90,924	$(45,840)	—	—	$45,084

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	17

Schedule of Investments (concluded)	BlackRock 20/80 Target Allocation Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds[1]	$90,958,774	—	—	$90,958,774
Fixed Income Funds[1]	138,069,041	—	—	138,069,041
Short-Term Securities	67,880	—	—	67,880

Subtotal	$229,095,695	—	—	$229,095,695

Investments Valued at NAV[2]				122,199,981

Total Investments				$351,295,676

Derivative Financial Instruments[3]
Assets:
Foreign currency exchange contracts	—	$127,089	—	$127,089
Liabilities:
Foreign currency exchange contracts	—	(90,924)	—	(90,924)

Total	—	$36,165	—	$36,165

[1]	See above Schedule of Investments for values in each security type.

[2]	As of September 30, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[3]	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments September 30, 2017	BlackRock 40/60 Target Allocation Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (e)	Shares	Value
Equity Funds — 51.6%
BlackRock Global Allocation Fund, Inc., Class K	1,593,021	$32,242,746
BlackRock Total Emerging Markets Fund, Institutional Class	2,296,724	24,850,557
iShares Core MSCI EAFE ETF	381,881	24,505,304
iShares Core S&P 500 ETF	143,561	36,310,884
iShares Core S&P Total U.S. Stock Market ETF	1,546,480	89,123,642

		207,033,133

Affiliated Investment Companies (e)	Shares/ Investment Value	Value
Fixed Income Funds — 48.4%
BlackRock Global Long/Short Credit Fund, Class K (a)	1,482,582	$15,463,332
BlackRock Strategic Income Opportunities Portfolio, Class K	2,000,874	19,968,720
iShares 7-10 Year Treasury Bond ETF	368,591	39,262,313
iShares iBoxx $ High Yield Corporate Bond ETF (b)	139,154	12,351,309
iShares Intermediate Credit Bond ETF	331,083	36,472,103
iShares J.P. Morgan USD Emerging Markets Bond ETF	134,695	15,681,192
Master Total Return Portfolio	$54,925,330	54,925,330

		194,124,299

Short-Term Securities — 3.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (c)	683,835	683,835
SL Liquidity Series, LLC, Money Market Series, 1.32% (c)(d)	12,456,517	12,457,763

		13,141,598
Total Affiliated Investment Companies (Cost — $384,936,420) — 103.3%		414,299,030
Liabilities in Excess of Other Assets — (3.3)%		(13,241,628)

Net Assets — 100.0%		$401,057,402

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

(c)	Annualized 7-day yield as of period end.

(d)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	19

Schedule of Investments (continued)	BlackRock 40/60 Target Allocation Fund

(e)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Investment Value Held at September 30, 2016	Shares/ Investment Value Purchased		Shares/ Investment Value Sold	Shares/ Investment Value Held at September 30, 2017	Value at September 30, 2017	Income		Net Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Global Allocation Fund, Inc., Class K	2,024,497	174,665		(606,141)	1,593,021	$32,242,746	$513,031		$ 589,167	$ 2,246,703
BlackRock Global Long/Short Credit Fund, Class K	1,280,941	480,891		(279,250)	1,482,582	15,463,332	—		36,803	626,467
BlackRock Global Long/Short Equity Fund, Class K	1,528,605	6,204		(1,534,809)	—	—	—		(367,589)	382,698
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,111,293	—		(427,458)[2]	683,835	683,835	7,011		—	—
BlackRock Strategic Income Opportunities Portfolio, Class K	3,839,383	239,176		(2,077,685)	2,000,874	19,968,720	710,387		244,354	132,974
BlackRock Total Emerging Markets Fund, Institutional Class	2,550,176	248,171		(501,623)	2,296,724	24,850,557	268,871		368,848	2,113,734
iShares 20+ Year Treasury Bond ETF	60,027	300		(60,327)	—	—	14,830		757,167	(1,039,275)
iShares 7-10 Year Treasury Bond ETF	—	416,003		(47,412)	368,591	39,262,313	469,657		(201,796)	(537,149)
iShares Core MSCI EAFE ETF	304,345	502,150		(424,614)	381,881	24,505,304	885,003		1,158,237	3,133,275
iShares Core MSCI Emerging Markets ETF	—	181,702		(181,702)	—	—	—		(211,732)	—
iShares Core S&P 500 ETF	—	188,306		(44,745)	143,561	36,310,884	231,206		481,162	1,220,276
iShares Core S&P Total U.S. Stock Market ETF	1,437,663	687,539		(578,722)	1,546,480	89,123,642	1,727,773		2,357,282	12,418,575
iShares Core U.S. Aggregate Bond ETF	75,731	300		(76,031)	—	—	15,385		124,046	(204,692)
iShares Edge MSCI Min Vol USA ETF	431,178	7,559		(438,737)	—	—	89,875		(406,559)	263,584
iShares Edge MSCI USA Momentum Factor ETF	114,107	2,781		(116,888)	—	—	44,796		732,191	(714,337)
iShares Floating Rate Bond ETF	168,416	3,567		(171,983)	—	—	36,608		40,744	(49,158)
iShares iBoxx $ High Yield Corporate Bond ETF	—	249,716		(110,562)	139,154	12,351,309	614,882		54,024	194,380
iShares iBoxx $ Investment Grade Corporate Bond ETF	135,559	31,339		(166,898)	—	—	62,859		(143,371)	(109,808)
iShares Intermediate Credit Bond ETF	—	371,451		(40,368)	331,083	36,472,103	807,881		(95,355)	(168,595)
iShares J.P. Morgan USD Emerging Markets Bond ETF	209,205	75,635		(150,145)	134,695	15,681,192	660,455		(515,725)	32,119
iShares S&P 500 Value ETF	—	285,473		(285,473)	—	—	217,059		675,770	—
iShares Short Maturity Bond ETF	410,619	74,589		(485,208)	—	—	26,404		(7,592)	(19,011)
iShares TIPS Bond ETF	174,176	81,828		(256,004)	—	—	88,045		10,927	(333,171)
Master Total Return Portfolio	$61,747,798	—		$(6,822,468)[2,3]	$54,925,330	54,925,330	2,030,315		(477,025)	(514,090)
SL Liquidity Series, LLC, Money Market Series	10,172,983	2,283,534	[4]	—	12,456,517	12,457,763	200,195	[5]	(5,958)	(1)
Total						$414,299,030	$9,722,528		$5,198,020	$19,075,498

[1]	Includes net capital gain distributions, if applicable.

[2]	Represents net shares/investment value sold.

[3]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

[4]	Represents net shares/investment value purchased.

[5]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock 40/60 Target Allocation Fund

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	1,759,210	USD	1,811,265	Standard Chartered Bank	10/04/17	$ 6,054
HKD	5,773,580	USD	738,945	National Australia Bank Ltd.	10/04/17	265
USD	1,862,899	CHF	1,780,484	Northern Trust Corp.	10/04/17	23,603
USD	440,280	DKK	2,752,411	Nomura International PLC	10/04/17	3,000
USD	7,493,990	EUR	6,298,505	State Street Bank and Trust Co.	10/04/17	47,774
USD	5,789,145	JPY	631,230,385	Bank of America N.A.	10/04/17	178,038
USD	190,848	NOK	1,482,919	State Street Bank and Trust Co.	10/04/17	4,635
USD	72,500	NZD	100,195	Nomura International PLC	10/04/17	137
USD	765,658	SEK	6,112,959	BNP Paribas S.A.	10/04/17	14,919
USD	317,929	SGD	431,111	Morgan Stanley & Co. International PLC	10/04/17	87
USD	1,646,022	AUD	2,070,299	Citibank N.A.	11/02/17	22,776
USD	440,715	DKK	2,752,411	TD Securities, Inc.	11/02/17	2,690
USD	7,433,874	EUR	6,240,624	Citibank N.A.	11/02/17	44,351
USD	4,373,752	GBP	3,231,943	UBS AG	11/02/17	38,150
USD	3,662	HKD	28,577	Northern Trust Corp.	11/02/17	—
USD	90,377	ILS	316,862	Citibank N.A.	11/02/17	629
USD	2,558	ILS	9,016	Northern Trust Corp.	11/02/17	4
USD	5,618,324	JPY	629,429,278	Royal Bank of Scotland PLC	11/02/17	15,262
USD	190,295	NOK	1,482,919	State Street Bank and Trust Co.	11/02/17	3,962
USD	72,835	NZD	100,195	Bank of America N.A.	11/02/17	514
USD	764,356	SEK	6,112,959	Royal Bank of Scotland PLC	11/02/17	12,385
USD	319,460	SGD	431,111	Westpac Banking Corp.	11/02/17	1,509

						420,744

AUD	22,302	USD	17,659	Northern Trust Corp.	10/04/17	(167)
CHF	21,274	USD	22,163	Nomura International PLC	10/04/17	(186)
DKK	2,752,411	USD	439,970	TD Securities, Inc.	10/04/17	(2,691)
EUR	6,240,624	USD	7,422,398	Citibank N.A.	10/04/17	(44,611)
EUR	57,881	USD	68,845	Northern Trust Corp.	10/04/17	(417)
GBP	3,231,943	USD	4,369,651	UBS AG	10/04/17	(38,130)
ILS	316,862	USD	90,287	Citibank N.A.	10/04/17	(630)
JPY	1,801,107	USD	16,373	Morgan Stanley & Co. International PLC	10/04/17	(362)
JPY	629,429,278	USD	5,610,877	Royal Bank of Scotland PLC	10/04/17	(15,781)
NOK	1,482,919	USD	190,177	State Street Bank and Trust Co.	10/04/17	(3,964)
NZD	100,195	USD	72,876	Bank of America N.A.	10/04/17	(513)
SEK	6,112,959	USD	763,117	Royal Bank of Scotland PLC	10/04/17	(12,377)
SGD	431,111	USD	319,375	Westpac Banking Corp.	10/04/17	(1,532)
USD	12,750	AUD	22,302	Citibank N.A.	10/04/17	(4,742)
USD	4,167,628	GBP	3,231,943	Northern Trust Corp.	10/04/17	(163,892)
USD	738,856	HKD	5,773,580	Morgan Stanley & Co. International PLC	10/04/17	(353)
USD	88,483	ILS	316,862	BNP Paribas S.A.	10/04/17	(1,174)
USD	15,771	AUD	20,151	Northern Trust Corp.	11/02/17	(29)
USD	1,814,568	CHF	1,759,210	Standard Chartered Bank	11/02/17	(6,264)
USD	61,562	CHF	59,619	State Street Bank and Trust Co.	11/02/17	(145)
USD	14,949	DKK	94,112	Citibank N.A.	11/02/17	(28)
USD	350,350	EUR	296,372	Northern Trust Corp.	11/02/17	(584)
USD	30,836	GBP	23,047	Royal Bank of Canada	11/02/17	(82)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	21

Schedule of Investments (continued)	BlackRock 40/60 Target Allocation Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	739,512	HKD	5,773,580	National Australia Bank Ltd.	11/02/17	$ (298)
USD	266,402	JPY	29,951,305	Goldman Sachs International	11/02/17	(219)
USD	20,961	NOK	166,968	Royal Bank of Scotland PLC	11/02/17	(19)
USD	48,511	SEK	395,950	Northern Trust Corp.	11/02/17	(196)

						(299,386)
Net Unrealized Appreciation						$ 121,358

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$420,744	—	—	$420,744
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$299,386	—	—	$299,386

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$(588,060)	—	—	$(588,060)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$3,481	—	—	$3,481

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$50,411,893
Average amounts sold — in USD	$25,068,123

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock 40/60 Target Allocation Fund

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$420,744	$299,386

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$420,744	$299,386

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$178,552	$ (513)	—	—	$178,039
BNP Paribas S.A.	14,919	(1,174)	—	—	13,745
Citibank N.A.	67,756	(50,011)	—	—	17,745
Morgan Stanley & Co. International PLC	87	(87)	—	—	—
National Australia Bank Ltd.	265	(265)	—	—	—
Nomura International PLC	3,137	(186)	—	—	2,951
Northern Trust Corp.	23,607	(23,607)	—	—	—
Royal Bank of Scotland PLC	27,647	(27,647)	—	—	—
Standard Chartered Bank	6,054	(6,054)	—	—	—
State Street Bank and Trust Co.	56,371	(4,109)	—	—	52,262
TD Securities, Inc.	2,690	(2,690)	—	—	—
UBS AG	38,150	(38,130)	—	—	20
Westpac Banking Corp.	1,509	(1,509)	—	—	—

Total	$420,744	$(155,982)	—	—	$264,762

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 513	$ (513)	—	—	—
BNP Paribas S.A.	1,174	(1,174)	—	—	—
Citibank N.A.	50,011	(50,011)	—	—	—
Goldman Sachs International	219	—	—	—	$ 219
Morgan Stanley & Co. International PLC	715	(87)	—	—	628
National Australia Bank Ltd.	298	(265)	—	—	33
Nomura International PLC	186	(186)	—	—	—
Northern Trust Corp.	165,285	(23,607)	—	—	141,678
Royal Bank of Canada	82	—	—	—	82
Royal Bank of Scotland PLC	28,177	(27,647)	—	—	530
Standard Chartered Bank	6,264	(6,054)	—	—	210
State Street Bank and Trust Co.	4,109	(4,109)	—	—	—
TD Securities, Inc.	2,691	(2,690)	—	—	1
UBS AG	38,130	(38,130)	—	—	—
Westpac Banking Corp.	1,532	(1,509)	—	—	23

Total	$299,386	$(155,982)	—	—	$143,404

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	23

Schedule of Investments (concluded)	BlackRock 40/60 Target Allocation Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds[1]	$207,033,133	—	—	$207,033,133
Fixed Income Funds[1]	139,198,969	—	—	139,198,969
Short-Term Securities	683,835	—	—	683,835

Subtotal	$346,915,937	—	—	$346,915,937

Investments Valued at NAV[2]				67,383,093

Total Investments				$414,299,030

Derivative Financial Instruments[3]
Assets:
Foreign currency exchange contracts	—	$420,744	—	$420,744
Liabilities:
Foreign currency exchange contracts	—	(299,386)	—	(299,386)

Total	—	$121,358	—	$121,358

[1]	See above Schedule of Investments for values in each security type.

[2]	As of September 30, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[3]	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments September 30, 2017	BlackRock 60/40 Target Allocation Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (d)	Shares	Value
Equity Funds — 71.7%
BlackRock Global Allocation Fund, Inc., Class K	1,803,895	$36,510,830
BlackRock Global Dividend Portfolio, Class K	1,509,924	20,610,460
BlackRock Total Emerging Markets Fund, Institutional Class	3,468,984	37,534,404
iShares Core MSCI EAFE ETF (a)	908,091	58,272,200
iShares Core MSCI Emerging Markets ETF	204,772	11,061,783
iShares Core S&P 500 ETF	185,128	46,824,425
iShares Core S&P Mid-Cap ETF	198,761	35,558,343
iShares Core S&P Total U.S. Stock Market ETF	2,171,941	125,168,960

		371,541,405

Affiliated Investment Companies (d)	Shares/ Investment Value	Value
Fixed Income Funds — 28.5%
BlackRock Strategic Income Opportunities Portfolio, Class K	2,550,941	$25,458,390
iShares 7-10 Year Treasury Bond ETF	379,518	40,426,257
iShares iBoxx $ High Yield Corporate Bond ETF (a)	178,667	15,858,483
iShares J.P. Morgan USD Emerging Markets Bond ETF	130,181	15,155,672
Master Total Return Portfolio	$50,375,091	50,375,091

		147,273,893

Short-Term Securities — 4.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (b)	396,263	396,263
SL Liquidity Series, LLC, Money Market Series, 1.32% (b)(c)	22,530,883	22,533,136

		22,929,399
Total Affiliated Investment Companies (Cost — $491,764,000) — 104.6%		541,744,697
Liabilities in Excess of Other Assets — (4.6)%		(23,700,386)

Net Assets — 100.0%		$518,044,311

Notes to Schedule of Investments

(a)	Security, or a portion of the security, is on loan.

(b)	Annualized 7-day yield as of period end.

(c)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	25

Schedule of Investments (continued)	BlackRock 60/40 Target Allocation Fund

(d)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Investment Value Held at September 30, 2016	Shares/ Investment Value Purchased	Shares/ Investment Value Sold	Shares/ Investment Value Held at September 30, 2017	Value at September 30, 2017	Income		Net Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Basic Value Fund, Inc., Class K	995,176	86,431	(1,081,607)	—	—	$ 472,705		$3,463,706	$ (2,490,293)
BlackRock Global Allocation Fund, Inc., Class K	1,787,898	202,535	(186,538)	1,803,895	36,510,830	526,738		334,982	2,795,431
BlackRock Global Dividend Portfolio, Class K	—	1,686,438	(176,514)	1,509,924	20,610,460	367,882		114,609	2,546,398
BlackRock Global Dividend Portfolio, Institutional Class	1,512,560	18,591	(1,531,151)	—	—	100,351		(639,686)	33,188
BlackRock Global Long/Short Equity Fund, Class K	2,650,367	6,595	(2,656,962)	—	—	—		(209,902)	235,978
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,053,091	—	(1,656,828)[2]	396,263	396,263	12,354		—	1
BlackRock Strategic Income Opportunities Portfolio, Class K	2,932,069	302,196	(683,324)	2,550,941	25,458,390	850,589		12,142	423,558
BlackRock Total Emerging Markets Fund, Institutional Class	3,394,777	474,603	(400,396)	3,468,984	37,534,404	359,650		398,244	3,384,681
iShares 20+ Year Treasury Bond ETF	69,994	200	(70,194)	—	—	17,292		176,086	(504,736)
iShares 7-10 Year Treasury Bond ETF	—	405,670	(26,152)	379,518	40,426,257	422,250		(93,967)	(364,976)
iShares Core MSCI EAFE ETF	713,046	567,127	(372,082)	908,091	58,272,200	1,576,015		799,561	7,703,445
iShares Core MSCI Emerging Markets ETF	—	424,226	(219,454)	204,772	11,061,783	74,554		(216,750)	1,303,335
iShares Core S&P 500 ETF	—	234,855	(49,727)	185,128	46,824,425	292,653		559,879	1,571,795
iShares Core S&P Mid-Cap ETF	61,070	156,058	(18,367)	198,761	35,558,343	494,923		20,070	4,938,633
iShares Core S&P Total U.S. Stock Market ETF	1,915,069	476,584	(219,712)	2,171,941	125,168,960	2,170,432		283,901	17,424,587
iShares Core U.S. Aggregate Bond ETF	82,948	200	(83,148)	—	—	16,851		49,485	(137,772)
iShares Edge MSCI Min Vol USA ETF	700,433	12,961	(713,394)	—	—	139,021		(542,221)	273,522
iShares Edge MSCI USA Momentum Factor ETF	177,050	4,871	(181,921)	—	—	70,149		642,416	(612,956)
iShares Floating Rate Bond ETF	195,472	500	(195,972)	—	—	8,857		39,772	(57,368)
iShares iBoxx $ High Yield Corporate Bond ETF	—	236,070	(57,403)	178,667	15,858,483	631,796		26,380	251,091
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	39,262	(39,262)	—	—	24,606		(71,686)	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	159,190	129,766	(158,775)	130,181	15,155,672	713,416		(517,229)	22,537
iShares S&P 500 Value ETF	—	337,001	(337,001)	—	—	182,692		491,817	—
iShares Short Maturity Bond ETF	—	93,444	(93,444)	—	—	8,186		(3,915)	—
iShares TIPS Bond ETF	158,928	139,940	(298,868)	—	—	93,962		54,372	(293,626)
Master Total Return Portfolio	$51,619,092	—	$(1,244,001)[2,3]	$50,375,091	50,375,091	1,854,486		(441,454)	(531,829)
SL Liquidity Series, LLC, Money Market Series	48,772,673	—	(26,241,790)[2]	22,530,883	22,533,136	298,568	[4]	5,372	(1)
Total					$541,744,697	$11,780,978		$4,735,984	$37,914,623

[1]	Includes net capital gain distributions, if applicable.

[2]	Represents net shares/investment value sold.

[3]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

[4]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock 60/40 Target Allocation Fund

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	3,063,111	USD	3,153,748	Standard Chartered Bank	10/04/17	$10,541
HKD	10,053,937	USD	1,286,776	National Australia Bank Ltd.	10/04/17	461
NOK	112,998	USD	13,346	State Street Bank and Trust Co.	10/04/17	843
USD	3,229,759	CHF	3,086,874	Northern Trust Corp.	10/04/17	40,921
USD	751,227	DKK	4,696,223	Nomura International PLC	10/04/17	5,131
USD	19,362	DKK	121,071	State Street Bank and Trust Co.	10/04/17	127
USD	13,034,418	EUR	10,955,345	Goldman Sachs International	10/04/17	82,797
USD	10,097,026	JPY	1,100,796,962	Royal Bank of Canada	10/04/17	311,868
USD	14,514	NOK	112,998	Northern Trust Corp.	10/04/17	325
USD	123,702	NZD	170,954	Nomura International PLC	10/04/17	234
USD	1,392,893	SEK	11,119,989	BNP Paribas S.A.	10/04/17	27,235
USD	542,457	SGD	735,571	Morgan Stanley & Co. International PLC	10/04/17	148
USD	2,866,421	AUD	3,605,267	Citibank N.A.	11/02/17	39,662
USD	771,342	DKK	4,817,293	TD Securities, Inc.	11/02/17	4,707
USD	12,949,398	EUR	10,870,823	Citibank N.A.	11/02/17	77,256
USD	7,617,455	GBP	5,628,846	UBS AG	11/02/17	66,443
USD	158,438	ILS	555,486	Citibank N.A.	11/02/17	1,104
USD	9,783,524	JPY	1,096,062,846	Royal Bank of Scotland PLC	11/02/17	26,576
USD	339,186	NOK	2,643,186	State Street Bank and Trust Co.	11/02/17	7,062
USD	127,246	NZD	175,046	Bank of America N.A.	11/02/17	897
USD	1,331,152	SEK	10,645,927	Royal Bank of Scotland PLC	11/02/17	21,570
USD	551,525	SGD	744,283	Westpac Banking Corp.	11/02/17	2,606

						728,514

AUD	34,878	USD	27,617	Northern Trust Corp.	10/04/17	(260)
CHF	23,763	USD	24,758	Morgan Stanley & Co. International PLC	10/04/17	(209)
DKK	4,817,293	USD	770,040	TD Securities, Inc.	10/04/17	(4,709)
EUR	10,870,823	USD	12,929,407	Citibank N.A.	10/04/17	(77,710)
EUR	84,522	USD	100,532	Northern Trust Corp.	10/04/17	(608)
GBP	5,628,846	USD	7,610,312	UBS AG	10/04/17	(66,409)
ILS	555,486	USD	158,280	Citibank N.A.	10/04/17	(1,105)
JPY	4,734,116	USD	43,034	Goldman Sachs International	10/04/17	(952)
JPY	1,096,062,846	USD	9,770,555	Royal Bank of Scotland PLC	10/04/17	(27,480)
NZD	175,046	USD	127,318	Bank of America N.A.	10/04/17	(896)
SEK	474,062	USD	59,587	Goldman Sachs International	10/04/17	(1,367)
SEK	10,645,927	USD	1,328,994	Royal Bank of Scotland PLC	10/04/17	(21,556)
SGD	744,283	USD	551,378	Westpac Banking Corp.	10/04/17	(2,646)
USD	19,064	AUD	34,878	Citibank N.A.	10/04/17	(8,293)
USD	7,209,635	GBP	5,590,585	BNP Paribas S.A.	10/04/17	(282,990)
USD	49,317	GBP	38,261	Northern Trust Corp.	10/04/17	(1,961)
USD	1,286,617	HKD	10,053,937	Morgan Stanley & Co. International PLC	10/04/17	(620)
USD	150,960	ILS	540,598	BNP Paribas S.A.	10/04/17	(2,002)
USD	4,154	ILS	14,888	Royal Bank of Canada	10/04/17	(58)
USD	2,925	NZD	4,091	Northern Trust Corp.	10/04/17	(30)
USD	6,418	SGD	8,712	State Street Bank and Trust Co.	10/04/17	(6)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	27

Schedule of Investments (continued)	BlackRock 60/40 Target Allocation Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	8,693	AUD	11,108	Northern Trust Corp.	11/02/17	$(16)
USD	3,159,499	CHF	3,063,111	Standard Chartered Bank	11/02/17	(10,904)
USD	84,532	CHF	81,864	State Street Bank and Trust Co.	11/02/17	(200)
USD	16,865	DKK	106,173	Citibank N.A.	11/02/17	(32)
USD	516,211	EUR	436,679	Northern Trust Corp.	11/02/17	(861)
USD	1,287,764	HKD	10,053,937	National Australia Bank Ltd.	11/02/17	(519)
USD	395,573	JPY	44,473,877	Goldman Sachs International	11/02/17	(325)
USD	26,504	NOK	211,118	Royal Bank of Scotland PLC	11/02/17	(24)
USD	75,308	SEK	614,673	Northern Trust Corp.	11/02/17	(304)

						(515,052)
Net Unrealized Appreciation						$213,462

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$728,514	—	—	$728,514
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$515,052	—	—	$515,052

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$(848,304)	—	—	$(848,304)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$60,309	—	—	$ 60,309

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Forward foreign currency exchange contracts:
Average amounts purchased — in USD							$73,200,947
Average amounts sold — in USD							$35,852,974

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock 60/40 Target Allocation Fund

For more information about the Fund investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$728,514	$515,052

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$728,514	$515,052

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 897	$ (896)	—	—	$1
BNP Paribas S.A.	27,235	(27,235)	—	—	—
Citibank N.A.	118,022	(87,140)	—	—	30,882
Goldman Sachs International	82,797	(2,644)	—	—	80,153
Morgan Stanley & Co. International PLC	148	(148)	—	—	—
National Australia Bank Ltd.	461	(461)	—	—	—
Nomura International PLC	5,365	—	—	—	5,365
Northern Trust Corp.	41,246	(4,040)	—	—	37,206
Royal Bank of Canada	311,868	(58)	—	—	311,810
Royal Bank of Scotland PLC	48,146	(48,146)	—	—	—
Standard Chartered Bank	10,541	(10,541)	—	—	—
State Street Bank and Trust Co.	8,032	(206)	—	—	7,826
TD Securities, Inc.	4,707	(4,707)	—	—	—
UBS AG	66,443	(66,409)	—	—	34
Westpac Banking Corp.	2,606	(2,606)	—	—	—
Total	$728,514	$(255,237)	—	—	$473,277

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 896	$ (896)	—	—	—
BNP Paribas S.A.	284,992	(27,235)	—	—	$257,757
Citibank N.A.	87,140	(87,140)	—	—	—
Goldman Sachs International	2,644	(2,644)	—	—	—
Morgan Stanley & Co. International PLC	829	(148)	—	—	681
National Australia Bank Ltd.	519	(461)	—	—	58
Northern Trust Corp.	4,040	(4,040)	—	—	—
Royal Bank of Canada	58	(58)	—	—	—
Royal Bank of Scotland PLC	49,060	(48,146)	—	—	914
Standard Chartered Bank	10,904	(10,541)	—	—	363
State Street Bank and Trust Co.	206	(206)	—	—	—
TD Securities, Inc.	4,709	(4,707)	—	—	2
UBS AG	66,409	(66,409)	—	—	—
Westpac Banking Corp.	2,646	(2,606)	—	—	40
Total	$515,052	$(255,237)	—	—	$259,815

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	29

Schedule of Investments (concluded)	BlackRock 60/40 Target Allocation Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds[1]	$371,541,405	—	—	$371,541,405
Fixed Income Funds[1]	96,898,802	—	—	96,898,802
Short-Term Securities	396,263	—	—	396,263

Subtotal	$468,836,470	—	—	$468,836,470

Investments Valued at NAV[2]				72,908,227

Total Investments				$541,744,697

Derivative Financial Instruments[3]
Assets:
Foreign currency exchange contracts	—	$728,514	—	$728,514
Liabilities:
Foreign currency exchange contracts	—	(515,052)	—	(515,052)

Total	—	$213,462	—	$213,462

[1]	See above Schedule of Investments for values in each security type.

[2]	As of September 30, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[3]	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments September 30, 2017	BlackRock 80/20 Target Allocation Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (d)	Shares	Value
Equity Funds — 89.1%
BlackRock Basic Value Fund, Inc., Class K	450,606	$11,738,289
BlackRock Global Allocation Fund, Inc., Class K	864,350	17,494,434
BlackRock Global Dividend Portfolio, Class K	1,048,179	14,307,650
BlackRock Total Emerging Markets Fund, Institutional Class	1,386,186	14,998,535
iShares Core MSCI EAFE ETF (a)	649,099	41,652,683
iShares Core MSCI Emerging Markets ETF	226,267	12,222,943
iShares Core S&P 500 ETF	151,466	38,310,295
iShares Core S&P Mid-Cap ETF	178,303	31,898,407
iShares Core S&P Total U.S. Stock Market ETF	1,273,642	73,399,989
iShares Edge MSCI Min Vol USA ETF	117,683	5,924,162

		261,947,387

Affiliated Investment Companies (d)	Shares/ Investment Value	Value
Fixed Income Funds — 10.8%
iShares 7-10 Year Treasury Bond ETF	56,446	$6,012,628
iShares iBoxx $ High Yield Corporate Bond ETF (a)	61,697	5,476,226
iShares J.P. Morgan USD Emerging Markets Bond ETF	50,854	5,920,423
Master Total Return Portfolio	$14,250,005	14,250,005

		31,659,282

Short-Term Securities — 14.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (b)	884,589	884,589
SL Liquidity Series, LLC, Money Market Series, 1.32% (b)(c)	42,722,453	42,726,725

		43,611,314
Total Affiliated Investment Companies (Cost — $303,952,872) — 114.7%		337,217,983
Liabilities in Excess of Other Assets — (14.7)%		(43,257,428)

Net Assets — 100.0%		$293,960,555

Notes to Schedule of Investments

(a)	Security, or a portion of the security, is on loan.

(b)	Annualized 7-day yield as of period end.

(c)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	31

Schedule of Investments (continued)	BlackRock 80/20 Target Allocation Fund

(d)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Investment Value Held at September 30, 2016	Shares/ Investment Value Purchased		Shares/ Investment Value Sold	Shares/ Investment Value Held at September 30, 2017	Value at September 30, 2017	Income		Net Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Basic Value Fund, Inc., Class K	669,030	214,783		(433,207)	450,606	$11,738,289	$330,232		$ 197,877	$ 760,201
BlackRock Global Allocation Fund, Inc., Class K	652,083	250,271		(38,004)	864,350	17,494,434	208,080		106,307	1,276,606
BlackRock Global Dividend Portfolio, Class K	—	1,094,504		(46,325)	1,048,179	14,307,650	233,716		17,265	1,661,147
BlackRock Global Dividend Portfolio, Institutional Class	806,997	6,903		(813,900)	—	—	53,320		(338,258)	15,410
BlackRock Global Long/Short Equity Fund, Class K	372,836	36,786		(409,622)	—	—	—		50,698	57,784
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,199,838	—		(315,249)[2]	884,589	884,589	6,406		—	—
BlackRock Total Emerging Markets Fund, Institutional Class	825,836	618,695		(58,345)	1,386,186	14,998,535	92,546		97,457	1,357,058
iShares 7-10 Year Treasury Bond ETF	—	103,650		(47,204)	56,446	6,012,628	65,397		(10,209)	7,750
iShares Core MSCI EAFE ETF	452,292	428,706		(231,899)	649,099	41,652,683	1,064,885		476,299	5,573,919
iShares Core MSCI Emerging
Markets ETF	—	456,232		(229,965)	226,267	12,222,943	79,139		(266,607)	1,410,054
iShares Core S&P 500 ETF	—	155,219		(3,753)	151,466	38,310,295	374,467		3,206	2,725,978
iShares Core S&P Mid-Cap ETF	77,930	114,147		(13,774)	178,303	31,898,407	423,563		(2,898)	4,044,256
iShares Core S&P Total U.S. Stock Market ETF	973,353	367,976		(67,687)	1,273,642	73,399,989	1,190,390		(1,060)	9,387,778
iShares Core U.S. Aggregate Bond ETF	36,537	100		(36,637)	—	—	7,422		18,291	(57,088)
iShares Edge MSCI Min Vol Emerging Markets ETF	154,769	300		(155,069)	—	—	—		537,954	(660,277)
iShares Edge MSCI Min Vol USA ETF	298,346	38,290		(218,953)	117,683	5,924,162	142,357		(291,712)	729,656
iShares Edge MSCI USA Momentum Factor ETF	204,605	13,163		(217,768)	—	—	56,541		386,621	(467,427)
iShares iBoxx $ High Yield Corporate Bond ETF	—	63,842		(2,145)	61,697	5,476,226	172,651		(651)	84,920
iShares J.P. Morgan USD Emerging Markets Bond ETF	68,537	32,269		(49,952)	50,854	5,920,423	293,858		(183,297)	18,213
iShares S&P 500 Value ETF	—	217,830		(217,830)	—	—	119,196		279,785	—
iShares Short Maturity Bond ETF	—	37,378		(37,378)	—	—	3,161		(1,568)	—
iShares TIPS Bond ETF	68,830	38,855		(107,685)	—	—	33,770		39,517	(127,696)
Master Total Return Portfolio	$8,019,681	$6,230,324	[3,4]	—	$14,250,005	14,250,005	338,881		(67,784)	(24,493)
SL Liquidity Series, LLC, Money Market Series	6,980,234	35,742,219	[4]	—	42,722,453	42,726,725	98,441	[5]	5,753	—
Total						$337,217,983	$5,388,419		$1,052,986	$27,773,749

[1]	Includes net capital gain distributions, if applicable.

[2]	Represents net shares/investment value sold.

[3]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

[4]	Represents net shares/investment value purchased.

[5]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock 80/20 Target Allocation Fund

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	1,923,933	USD	1,980,862	Standard Chartered Bank	10/04/17	$6,621
HKD	6,315,688	USD	808,328	National Australia Bank Ltd.	10/04/17	290
NOK	127,488	USD	15,656	State Street Bank and Trust Co.	10/04/17	353
USD	24,601	AUD	31,070	BNP Paribas S.A.	10/04/17	231
USD	1,988,868	CHF	1,900,880	Northern Trust Corp.	10/04/17	25,199
USD	24,016	CHF	23,053	UBS AG	10/04/17	201
USD	454,923	DKK	2,843,956	Nomura International PLC	10/04/17	3,100
USD	28,951	DKK	181,037	State Street Bank and Trust Co.	10/04/17	190
USD	7,999,154	EUR	6,723,123	Goldman Sachs International	10/04/17	50,947
USD	122,699	EUR	103,160	Northern Trust Corp.	10/04/17	742
USD	6,182,427	JPY	674,112,676	Bank of America N.A.	10/04/17	190,133
USD	131,041	JPY	14,416,078	BNP Paribas S.A.	10/04/17	2,895
USD	16,376	NOK	127,488	Northern Trust Corp.	10/04/17	367
USD	74,912	NZD	103,527	Nomura International PLC	10/04/17	142
USD	843,514	SEK	6,734,086	BNP Paribas S.A.	10/04/17	16,493
USD	342,024	SGD	463,785	Morgan Stanley & Co. International PLC	10/04/17	93
USD	1,800,124	AUD	2,264,123	Citibank N.A.	11/02/17	24,908
USD	484,360	DKK	3,024,994	TD Securities, Inc.	11/02/17	2,956
USD	8,131,514	EUR	6,826,283	Citibank N.A.	11/02/17	48,513
USD	4,783,306	GBP	3,534,579	UBS AG	11/02/17	41,722
USD	3,165	HKD	24,700	Northern Trust Corp.	11/02/17	—
USD	93,376	ILS	327,379	Citibank N.A.	11/02/17	650
USD	8,145	ILS	28,714	Northern Trust Corp.	11/02/17	12
USD	6,145,850	JPY	688,528,754	Royal Bank of Scotland PLC	11/02/17	16,695
USD	212,984	NOK	1,659,729	State Street Bank and Trust Co.	11/02/17	4,435
USD	75,257	NZD	103,527	Bank of America N.A.	11/02/17	531
USD	4,728	NZD	6,549	Northern Trust Corp.	11/02/17	1
USD	842,021	SEK	6,734,086	Royal Bank of Scotland PLC	11/02/17	13,644
USD	343,671	SGD	463,785	Westpac Banking Corp.	11/02/17	1,624

						453,688

AUD	31,070	USD	30,033	Citibank N.A.	10/04/17	(5,664)
DKK	3,024,994	USD	483,542	TD Securities, Inc.	10/04/17	(2,957)
EUR	6,826,283	USD	8,118,962	Citibank N.A.	10/04/17	(48,798)
GBP	3,534,579	USD	4,778,821	UBS AG	10/04/17	(41,701)
ILS	327,379	USD	93,283	Citibank N.A.	10/04/17	(651)
JPY	688,528,754	USD	6,137,703	Royal Bank of Scotland PLC	10/04/17	(17,262)
NZD	103,527	USD	75,300	Bank of America N.A.	10/04/17	(530)
SEK	6,734,086	USD	840,656	Royal Bank of Scotland PLC	10/04/17	(13,635)
SGD	463,785	USD	343,580	Westpac Banking Corp.	10/04/17	(1,649)
USD	4,424,522	GBP	3,430,918	BNP Paribas S.A.	10/04/17	(173,670)
USD	133,615	GBP	103,661	Northern Trust Corp.	10/04/17	(5,314)
USD	808,219	HKD	6,315,688	Morgan Stanley & Co. International PLC	10/04/17	(398)
USD	91,420	ILS	327,379	BNP Paribas S.A.	10/04/17	(1,212)
USD	16,243	AUD	20,754	Northern Trust Corp.	11/02/17	(30)
USD	1,984,475	CHF	1,923,933	Standard Chartered Bank	11/02/17	(6,850)
USD	64,982	CHF	62,931	State Street Bank and Trust Co.	11/02/17	(154)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	33

Schedule of Investments (continued)	BlackRock 80/20 Target Allocation Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	13,547	DKK	85,287	Citibank N.A.	11/02/17	$(25)
USD	374,866	EUR	317,111	Northern Trust Corp.	11/02/17	(625)
USD	30,622	GBP	22,888	Royal Bank of Canada	11/02/17	(81)
USD	808,948	HKD	6,315,688	National Australia Bank Ltd.	11/02/17	(326)
USD	284,790	JPY	32,018,629	Goldman Sachs International	11/02/17	(234)
USD	18,005	NOK	143,424	Royal Bank of Scotland PLC	11/02/17	(16)
USD	46,707	SEK	381,231	Northern Trust Corp.	11/02/17	(189)
USD	4,202	SGD	5,706	HSBC Bank PLC	11/02/17	(6)

						(321,977)
Net Unrealized Appreciation						$131,711

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$453,688	—	—	$453,688
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$321,977	—	—	$321,977

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$(765,789)	—	—	$(765,789)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$55,449	—	—	$55,449

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$46,562,132
Average amounts sold — in USD	$22,538,102

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock 80/20 Target Allocation Fund

For more information about the Fund investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$453,688	$321,977

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$453,688	$321,977

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$190,664	$ (530)	—	—	$190,134
BNP Paribas S.A.	19,619	(19,619)	—	—	—
Citibank N.A.	74,071	(55,138)	—	—	18,933
Goldman Sachs International	50,947	(234)	—	—	50,713
Morgan Stanley & Co. International PLC	93	(93)	—	—	—
National Australia Bank Ltd.	290	(290)	—	—	—
Nomura International PLC	3,242	—	—	—	3,242
Northern Trust Corp.	26,321	(6,158)	—	—	20,163
Royal Bank of Scotland PLC	30,339	(30,339)	—	—	—
Standard Chartered Bank	6,621	(6,621)	—	—	—
State Street Bank and Trust Co.	4,978	(154)	—	—	4,824
TD Securities, Inc.	2,956	(2,956)	—	—	—
UBS AG	41,923	(41,701)	—	—	222
Westpac Banking Corp.	1,624	(1,624)	—	—	—
Total	$453,688	$(165,457)	—	—	$288,231

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 530	$ (530)	—	—	—
BNP Paribas S.A.	174,882	(19,619)	—	—	$155,263
Citibank N.A.	55,138	(55,138)	—	—	—
Goldman Sachs International	234	(234)	—	—	—
HSBC Bank PLC	6	—	—	—	6
Morgan Stanley & Co. International PLC	398	(93)	—	—	305
National Australia Bank Ltd.	326	(290)	—	—	36
Northern Trust Corp.	6,158	(6,158)	—	—	—
Royal Bank of Canada	81	—	—	—	81
Royal Bank of Scotland PLC	30,913	(30,339)	—	—	574
Standard Chartered Bank	6,850	(6,621)	—	—	229
State Street Bank and Trust Co.	154	(154)	—	—	—
TD Securities, Inc.	2,957	(2,956)	—	—	1
UBS AG	41,701	(41,701)	—	—	—
Westpac Banking Corp.	1,649	(1,624)	—	—	25
Total	$321,977	$(165,457)	—	—	$156,520

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	35

Schedule of Investments (concluded)	BlackRock 80/20 Target Allocation Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds[1]	$261,947,387	—	—	$261,947,387
Fixed Income Funds[1]	17,409,277	—	—	17,409,277
Short-Term Securities	884,589	—	—	884,589

Subtotal	$280,241,253	—	—	$280,241,253

Investments Valued at NAV[2]				56,976,730

Total Investments				$337,217,983

Derivative Financial Instruments[3]
Assets:
Foreign currency exchange contracts	—	$453,688	—	$453,688
Liabilities:
Foreign currency exchange contracts	—	(321,977)	—	(321,977)

Total	—	$131,711	—	$131,711

[1]	See above Schedule of Investments for values in each security type.

[2]	As of September 30, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[3]	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Statements of Assets and Liabilities

September 30, 2017	BlackRock 20/80 Target Allocation Fund	BlackRock 40/60 Target Allocation Fund	BlackRock 60/40 Target Allocation Fund	BlackRock 80/20 Target Allocation Fund

Assets
Investments at value — affiliated[1,2]	$351,295,676	$414,299,030	$541,744,697	$337,217,983
Receivables:
Securities lending income — affiliated	9,775	10,200	16,480	11,330
Capital shares sold	553,845	246,554	511,158	254,405
Dividends — affiliated	107,333	54,989	69,832	415
From the Manager	41,546	60,449	48,281	83,460
Unrealized appreciation on forward foreign currency exchange contracts	127,089	420,744	728,514	453,688
Prepaid expenses	27,886	28,253	27,839	25,023

Total assets	352,163,150	415,120,219	543,146,801	338,046,304

Liabilities
Cash collateral on securities loaned at value	19,606,666	12,466,730	22,529,893	42,722,568
Payables:
Investments purchased — affiliated	107,215	54,429	69,469	417,338
Capital shares redeemed	420,788	865,346	1,573,116	365,528
Officer’s and Trustees’ fees	4,586	4,787	5,093	4,277
Other accrued expenses	176,178	211,949	240,824	178,605
Other affiliates	7,810	9,825	9,379	1,181
Service and distribution fees	131,913	150,365	159,664	74,275
Unrealized depreciation on forward foreign currency exchange contracts	90,924	299,386	515,052	321,977

Total liabilities	20,546,080	14,062,817	25,102,490	44,085,749

Net Assets	$331,617,070	$401,057,402	$518,044,311	$293,960,555

Net Assets Consist of
Paid-in capital	$316,746,773	$370,562,431	$465,344,977	$261,223,138
Undistributed net investment income	4,359,205	3,557,533	3,659,283	1,328,952
Accumulated net realized loss	(3,353,509)	(2,546,530)	(1,154,108)	(1,988,357)
Net unrealized appreciation (depreciation)	13,864,601	29,483,968	50,194,159	33,396,822

Net Assets	$331,617,070	$401,057,402	$518,044,311	$293,960,555

[1] Investments at cost — affiliated	$337,467,240	$384,936,420	$491,764,000	$303,952,872
[2] Securities loaned at value	$19,242,556	$12,227,755	$22,116,869	$41,861,611

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	37

Statements of Assets and Liabilities (concluded)

September 30, 2017	BlackRock 20/80 Target Allocation Fund	BlackRock 40/60 Target Allocation Fund	BlackRock 60/40 Target Allocation Fund	BlackRock 80/20 Target Allocation Fund

Net Asset Value
Institutional
Net assets	$52,839,272	$60,947,962	$90,274,212	$75,614,293

Shares outstanding[1]	4,528,737	5,115,807	6,838,203	6,065,365

Net asset value	$11.67	$11.91	$13.20	$12.47

Investor A
Net assets	$143,061,308	$186,642,438	$279,180,616	$146,810,771

Shares outstanding[1]	12,429,627	15,816,231	21,505,216	12,007,561

Net asset value	$11.51	$11.80	$12.98	$12.23

Investor C
Net assets	$118,899,806	$128,702,632	$117,601,752	$51,364,420

Shares outstanding[1]	10,488,491	11,096,957	9,288,660	4,344,978

Net asset value	$11.34	$11.60	$12.66	$11.82

Class K
Net assets	$1,607,219	$2,359,392	$10,394,663	$7,687,285

Shares outstanding[1]	137,745	197,913	787,593	616,585

Net asset value	$11.67	$11.92	$13.20	$12.47

Class R
Net assets	$15,209,465	$22,404,978	$20,593,068	$12,483,786

Shares outstanding[1]	1,329,178	1,907,062	1,592,480	1,028,684

Net asset value	$11.44	$11.75	$12.93	$12.14

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Statements of Operations

Year Ended September 30, 2017	BlackRock 20/80 Target Allocation Fund	BlackRock 40/60 Target Allocation Fund	BlackRock 60/40 Target Allocation Fund	BlackRock 80/20 Target Allocation Fund

Investment Income
Dividends — affiliated	$6,496,383	$7,492,018	$9,627,924	$4,951,097
Securities lending income — affiliated — net	164,591	200,195	298,568	98,441
Net investment income allocated from the affiliated Master Portfolios:
Income	2,574,790	2,030,315	1,854,486	338,881
Expenses	(169,865)	(164,723)	(139,334)	(27,336)

Total income	9,065,899	9,557,805	11,641,644	5,361,083

Fund Expenses
Service and distribution — class specific	1,801,193	2,041,786	2,036,322	857,916
Transfer agent — class specific	341,531	417,118	526,362	313,532
Administration	147,896	171,597	209,841	105,261
Registration	110,409	113,217	132,583	114,868
Professional	77,151	61,224	81,584	97,222
Accounting services	76,652	87,806	106,328	56,589
Administration — class specific	69,688	80,923	98,854	49,538
Printing	27,075	32,580	43,147	34,282
Custodian	25,478	35,720	20,005	22,491
Officer and Trustees	24,926	25,765	27,378	23,488
Offering	205	1,264	—	—
Miscellaneous	20,089	20,729	21,794	17,889
Recoupment of past waived and/or reimbursed fees — class specific	8,956	142	8,599	—

Total expenses	2,731,249	3,089,871	3,312,797	1,693,076
Less:
Administration fees waived	(143,483)	(166,770)	(201,273)	(104,877)
Administration fees waived — class specific	(36,561)	(41,570)	(64,305)	(42,920)
Transfer agent fees waived and/or reimbursed — class specific	(36,142)	(81,594)	(109,688)	(106,946)
Expenses reimbursed by the Manager	(121,826)	(99,035)	(94,427)	(192,723)

Total expenses after fees waived and/or reimbursed	2,393,237	2,700,902	2,843,104	1,245,610

Net investment income	6,672,662	6,856,903	8,798,540	4,115,473

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	1,672,147	5,117,030	4,117,932	641,070
Capital gain distributions from investment companies — affiliated	174,769	558,015	1,059,506	479,700
Allocation from the affiliated Master Portfolios	(286,783)	(477,025)	(441,454)	(67,784)
Payment by affiliate[1]	—	—	8,176	4,555
Forward foreign currency exchange contracts	(254,050)	(588,060)	(848,304)	(765,789)
Foreign currency transactions	2	(3)	(5)	(3)

	1,306,085	4,609,957	3,895,851	291,749

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	6,973,966	19,589,588	38,446,452	27,798,242
Allocation from the affiliated Master Portfolios	(503,638)	(514,090)	(531,829)	(24,493)
Forward foreign currency exchange contracts	(15,528)	3,481	60,309	55,449
Foreign currency translations	—	—	6	—

	6,454,800	19,078,979	37,974,938	27,829,198

Net realized and unrealized gain	7,760,885	23,688,936	41,870,789	28,120,947

Net Increase in Net Assets Resulting from Operations	$14,433,547	$30,545,839	$50,669,329	$32,236,420

[1]	Includes a payment by an affiliate of $8,176 and $4,555 to compensate for a trade operating error.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	39

Statements of Changes in Net Assets

	BlackRock 20/80 Target Allocation Fund		BlackRock 40/60 Target Allocation Fund
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2017	2016	2017	2016

Operations
Net investment income	$ 6,672,662	$ 4,421,581	$ 6,856,903	$ 4,566,954
Net realized gain (loss)	1,306,085	(4,220,530)	4,609,957	(6,517,715)
Net change in unrealized appreciation (depreciation)	6,454,800	11,947,325	19,078,979	19,219,147

Net increase in net assets resulting from operations	14,433,547	12,148,376	30,545,839	17,268,386

Distributions to Shareholders[1]
From net investment income:
Institutional	(636,709)	(815,547)	(787,000)	(563,604)
Investor A	(2,487,177)	(1,616,591)	(2,975,215)	(1,970,466)
Investor C	(1,378,353)	(919,307)	(1,420,423)	(1,042,141)
Class K	(3,773)	—	(4,631)	—
Class R	(194,001)	(148,561)	(312,763)	(223,795)
From net realized gain:
Institutional	—	(1,692,614)	—	(1,981,706)
Investor A	—	(3,848,926)	—	(7,945,747)
Investor C	—	(3,122,503)	—	(6,056,344)
Class R	—	(434,439)	—	(1,068,464)

Decrease in net assets resulting from distributions to shareholders	(4,700,013)	(12,598,488)	(5,500,032)	(20,852,267)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(63,107,436)	220,557,207	(41,039,551)	237,809,617

Net Assets
Total increase (decrease) in net assets	(53,373,902)	220,107,095	(15,993,744)	234,225,736
Beginning of year	384,990,972	164,883,877	417,051,146	182,825,410

End of year	$331,617,070	$384,990,972	$401,057,402	$417,051,146

Undistributed net investment income, end of year	$ 4,359,205	$ 2,561,961	$ 3,557,533	$ 2,487,928

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Statements of Changes in Net Assets (concluded)

	BlackRock 60/40 Target Allocation Fund		BlackRock 80/20 Target Allocation Fund
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2017	2016	2017	2016

Operations
Net investment income	$ 8,798,540	$ 3,846,292	$ 4,115,473	$ 1,527,311
Net realized gain (loss)	3,895,851	(5,390,844)	291,749	(2,815,622)
Net change in unrealized appreciation (depreciation)	37,974,938	20,370,688	27,829,198	10,809,987

Net increase in net assets resulting from operations	50,669,329	18,826,136	32,236,420	9,521,676

Distributions to Shareholders[1]
From net investment income:
Institutional	(1,139,161)	(393,874)	(673,908)	(148,820)
Investor A	(4,108,873)	(1,418,225)	(1,898,435)	(568,641)
Investor C	(1,196,050)	(690,704)	(366,069)	(164,526)
Class K	(4,851)	—	(3,764)	—
Class R	(251,096)	(122,200)	(132,824)	(68,015)
From net realized gain:
Institutional	—	(1,645,600)	—	(1,011,561)
Investor A	—	(6,775,976)	—	(4,460,139)
Investor C	—	(4,896,175)	—	(2,303,172)
Class R	—	(686,810)	—	(684,454)

Decrease in net assets resulting from distributions to shareholders	(6,700,031)	(16,629,564)	(3,075,000)	(9,409,328)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(607,542)	346,337,011	62,346,051	143,240,427

Net Assets
Total increase in net assets	43,361,756	348,533,583	91,507,471	143,352,775
Beginning of year	474,682,555	126,148,972	202,453,084	59,100,309

End of year	$518,044,311	$474,682,555	$293,960,555	$202,453,084

Undistributed net investment income, end of year	$ 3,659,283	$ 2,212,901	$ 1,328,952	$ 860,810

1 Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	41

Financial Highlights	BlackRock 20/80 Target Allocation Fund

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.31	$11.50	$12.15	$11.78	$11.31	$11.16	$11.37	$12.02	$11.67	$11.21

Net investment income[1]	0.28	0.25	0.21	0.25	0.29	0.24	0.21	0.16	0.20	0.25
Net realized and unrealized gain	0.28	0.27	0.17	0.79	0.68	0.28	0.26	0.17	0.77	0.68

Net increase from investment operations	0.56	0.52	0.38	1.04	0.97	0.52	0.47	0.33	0.97	0.93

Distributions:[2]
From net investment income	(0.20)	(0.23)	(0.40)	(0.31)	(0.29)	(0.17)	(0.20)	(0.35)	(0.26)	(0.26)
From net realized gain	—	(0.48)	(0.63)	(0.36)	(0.21)	—	(0.48)	(0.63)	(0.36)	(0.21)

Total distributions	(0.20)	(0.71)	(1.03)	(0.67)	(0.50)	(0.17)	(0.68)	(0.98)	(0.62)	(0.47)

Net asset value, end of year	$11.67	$11.31	$11.50	$12.15	$11.78	$11.51	$11.16	$11.37	$12.02	$11.67

Total Return[3]
Based on net asset value	5.09%	4.76%	3.12%	9.04%	8.92%	4.78%	4.35%	2.77%	8.54%	8.55%

Ratios to Average Net Assets
Total expenses[4]	0.35%	0.33%	0.41%	0.47%	0.63%	0.60%[5]	0.60%	0.71%[5]	0.79%[5]	0.97%[5]

Total expenses after fees waived and/or reimbursed[4]	0.17%	0.12%	0.16%	0.27%	0.35%	0.51%	0.46%	0.54%	0.67%	0.75%

Net investment income[4]	2.49%	2.25%	1.80%	2.05%	2.55%	2.17%	1.88%	1.37%	1.66%	2.17%

Supplemental Data
Net assets, end of year (000)	$52,839	$49,937	$22,738	$9,571	$5,252	$143,061	$171,824	$75,293	$45,095	$34,939

Portfolio turnover rate	80%	95%	99%	46%	45%	80%	95%	99%	46%	45%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.27%	0.45%	0.46%	0.37%	0.24%

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year September 30, 2015, the ratio would have been 0.70%. There was no financial impact to the expense ratios for the years ended September 30, 2017, September 30, 2014 and September 30, 2013.

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock 20/80 Target Allocation Fund

	Investor C					Class K
	Year Ended September 30,					Year Ended September 30,	Period March 28, 2016[1] to September 30,
	2017	2016	2015	2014	2013	2017	2016

Per Share Operating Performance
Net asset value, beginning of period	$11.01	$11.24	$11.91	$11.57	$11.12	$11.31	$10.90

Net investment income[2]	0.16	0.12	0.07	0.11	0.16	0.29	0.12
Net realized and unrealized gain	0.28	0.27	0.16	0.77	0.68	0.28	0.29

Net increase from investment operations	0.44	0.39	0.23	0.88	0.84	0.57	0.41

Distributions:[3]
From net investment income	(0.11)	(0.14)	(0.27)	(0.18)	(0.18)	(0.21)	—
From net realized gain	—	(0.48)	(0.63)	(0.36)	(0.21)	—	—

Total distributions	(0.11)	(0.62)	(0.90)	(0.54)	(0.39)	(0.21)	—

Net asset value, end of period	$11.34	$11.01	$11.24	$11.91	$11.57	$11.67	$11.31

Total Return[4]
Based on net asset value	4.01%	3.64%	1.92%	7.80%	7.74%	5.12%	3.76%[5]

Ratios to Average Net Assets
Total expenses[6]	1.35%[7]	1.33%[7]	1.44%[7]	1.54%	1.73%	0.29%	0.24%[8]

Total expenses after fees waived and/or reimbursed[6]	1.26%	1.21%	1.27%	1.39%	1.47%	0.16%	0.10%[8]

Net investment income[6]	1.42%	1.11%	0.62%	0.94%	1.46%	2.63%	2.03%[8]

Supplemental Data
Net assets, end of period (000)	$118,900	$147,046	$57,521	$39,413	$32,357	$1,607	$ 207

Portfolio turnover rate	80%	95%	99%	46%	45%	80%	95%[9]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.27%	0.45%	0.46%	0.37%	0.24%

[7]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios for the years ended September 30, 2017, September 30, 2016 and September 30, 2015.

[8]	Annualized.

[9]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	43

Financial Highlights (concluded)	BlackRock 20/80 Target Allocation Fund

	Class R
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.10	$11.30	$11.96	$11.60	$11.15

Net investment income[1]	0.21	0.17	0.12	0.17	0.22
Net realized and unrealized gain	0.27	0.27	0.17	0.78	0.67

Net increase from investment operations	0.48	0.44	0.29	0.95	0.89

Distributions:[2]
From net investment income	(0.14)	(0.16)	(0.32)	(0.23)	(0.23)
From net realized gain	—	(0.48)	(0.63)	(0.36)	(0.21)

Total distributions	(0.14)	(0.64)	(0.95)	(0.59)	(0.44)

Net asset value, end of year	$11.44	$11.10	$11.30	$11.96	$11.60

Total Return[3]
Based on net asset value	4.39%	4.11%	2.41%	8.40%	8.22%

Ratios to Average Net Assets
Total expenses[4]	0.93%	0.91%[5]	1.01%	1.13%	1.30%

Total expenses after fees waived and/or reimbursed[4]	0.82%	0.77%	0.79%	0.88%	0.96%

Net investment income[4]	1.86%	1.58%	1.05%	1.45%	1.96%

Supplemental Data
Net assets, end of year (000)	$15,209	$15,976	$9,331	$9,016	$8,247

Portfolio turnover rate	80%	95%	99%	46%	45%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.27%	0.45%	0.46%	0.37%	0.24%

[5]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio for the year ended September 30, 2016.

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights	BlackRock 40/60 Target Allocation Fund

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.18	$11.54	$12.64	$12.15	$10.96	$11.08	$11.46	$12.56	$12.06	$10.90

Net investment income[1]	0.26	0.23	0.20	0.20	0.26	0.22	0.20	0.15	0.17	0.21
Net realized and unrealized gain	0.67	0.45	0.03	1.06	1.11	0.67	0.43	0.04	1.05	1.11

Net increase from investment operations	0.93	0.68	0.23	1.26	1.37	0.89	0.63	0.19	1.22	1.32

Distributions:[2]
From net investment income	(0.20)	(0.23)	(0.34)	(0.43)	(0.18)	(0.17)	(0.20)	(0.30)	(0.38)	(0.16)
From net realized gain	—	(0.81)	(0.99)	(0.34)	—	—	(0.81)	(0.99)	(0.34)	—

Total distributions	(0.20)	(1.04)	(1.33)	(0.77)	(0.18)	(0.17)	(1.01)	(1.29)	(0.72)	(0.16)

Net asset value, end of year	$11.91	$11.18	$11.54	$12.64	$12.15	$11.80	$11.08	$11.46	$12.56	$12.06

Total Return[3]
Based on net asset value	8.48%	6.31%	1.66%	10.73%	12.72%	8.17%	5.89%	1.33%	10.41%	12.25%

Ratios to Average Net Assets
Total expenses[4]	0.36%	0.35%	0.43%	0.45%	0.54%	0.57%	0.58%[5]	0.68%[5]	0.73%	0.81%

Total expenses after fees waived and/or reimbursed[4]	0.16%	0.12%	0.14%	0.23%	0.27%	0.50%	0.46%	0.50%	0.60%	0.62%

Net investment income[4]	2.29%	2.12%	1.67%	1.61%	2.22%	1.93%	1.81%	1.24%	1.33%	1.88%

Supplemental Data
Net assets, end of year (000)	$60,948	$45,376	$22,581	$14,627	$4,948	$186,642	$195,865	$86,088	$63,500	$49,473

Portfolio turnover rate	74%	103%	117%	60%	51%	74%	103%	117%	60%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.29%	0.46%	0.46%	0.43%	0.36%

[5]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios for the years ended September 30, 2016 and September 30, 2015.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	45

Financial Highlights (continued)	BlackRock 40/60 Target Allocation Fund

	Investor C					Class K
	Year Ended September 30,					Year Ended September 30,	Period March 28, 2016[1] to September 30,
	2017	2016	2015	2014	2013	2017	2016

Per Share Operating Performance
Net asset value, beginning of period	$10.91	$11.31	$12.41	$11.91	$10.78	$11.19	$10.68

Net investment income[2]	0.13	0.11	0.06	0.07	0.12	0.29	0.11
Net realized and unrealized gain	0.66	0.44	0.04	1.04	1.10	0.64	0.40

Net increase from investment operations	0.79	0.55	0.10	1.11	1.22	0.93	0.51

Distributions:[3]
From net investment income	(0.10)	(0.14)	(0.21)	(0.27)	(0.09)	(0.20)	—
From net realized gain	—	(0.81)	(0.99)	(0.34)	—	—	—

Total distributions	(0.10)	(0.95)	(1.20)	(0.61)	(0.09)	(0.20)	—

Net asset value, end of period	$11.60	$10.91	$11.31	$12.41	$11.91	$11.92	$11.19

Total Return[4]
Based on net asset value	7.32%	5.18%	0.57%	9.52%	11.39%	8.49%	4.78%[5]

Ratios to Average Net Assets
Total expenses[6]	1.33%[7]	1.33%[7]	1.44%[7]	1.50%[7]	1.62%[7]	0.26%	0.23%[8]

Total expenses after fees waived and/or reimbursed[6]	1.25%	1.21%	1.27%	1.38%	1.42%	0.14%	0.10%[8]

Net investment income[6]	1.18%	1.04%	0.47%	0.56%	1.11%	2.56%	1.94%[8]

Supplemental Data
Net assets, end of period (000)	$128,703	$153,937	$59,026	$50,554	$41,748	$2,359	$253

Portfolio turnover rate	74%	103%	117%	60%	51%	74%	103%[9]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.29%	0.46%	0.46%	0.43%	0.36%

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016, September 30, 2015 and September 30, 2014, the ratio would have been 1.32%, 1.43% and 1.49%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2017 and September 30, 2013.

[8]	Annualized.

[9]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights (concluded)	BlackRock 40/60 Target Allocation Fund

	Class R
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.04	$11.40	$12.49	$12.00	$10.84

Net investment income[1]	0.20	0.18	0.13	0.15	0.20
Net realized and unrealized gain	0.66	0.44	0.04	1.04	1.11

Net increase from investment operations	0.86	0.62	0.17	1.19	1.31

Distributions:[2]
From net investment income	(0.15)	(0.17)	(0.27)	(0.36)	(0.15)
From net realized gain	—	(0.81)	(0.99)	(0.34)	—

Total distributions	(0.15)	(0.98)	(1.26)	(0.70)	(0.15)

Net asset value, end of year	$11.75	$11.04	$11.40	$12.49	$12.00

Total Return[3]
Based on net asset value	7.94%	5.80%	1.18%	10.21%	12.19%

Ratios to Average Net Assets
Total expenses[4]	0.88%	0.89%	0.96%	1.01%	1.12%[5]

Total expenses after fees waived and/or reimbursed[4]	0.66%	0.62%	0.64%	0.73%	0.77%

Net investment income[4]	1.77%	1.65%	1.06%	1.22%	1.76%

Supplemental Data
Net assets, end of year (000)	$22,405	$21,619	$15,130	$16,440	$15,707

Portfolio turnover rate	74%	103%	117%	60%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.29%	0.46%	0.46%	0.43%	0.36%

[5]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio for the year ended September 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	47

Financial Highlights	BlackRock 60/40 Target Allocation Fund

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$12.08	$12.39	$13.64	$12.32	$10.77	$11.89	$12.22	$13.46	$12.18	$10.65

Net investment income[1]	0.28	0.23	0.21	0.17	0.21	0.24	0.19	0.16	0.11	0.16
Net realized and unrealized gain (loss)	1.05	0.60	(0.10)	1.35	1.55	1.03	0.59	(0.11)	1.34	1.54

Net increase from investment operations	1.33	0.83	0.11	1.52	1.76	1.27	0.78	0.05	1.45	1.70

Distributions:[2]
From net investment income	(0.21)	(0.22)	(0.48)	(0.20)	(0.21)	(0.18)	(0.19)	(0.41)	(0.17)	(0.17)
From net realized gain	—	(0.92)	(0.88)	—	—	—	(0.92)	(0.88)	—	—

Total distributions	(0.21)	(1.14)	(1.36)	(0.20)	(0.21)	(0.18)	(1.11)	(1.29)	(0.17)	(0.17)

Net asset value, end of year	$13.20	$12.08	$12.39	$13.64	$12.32	$12.98	$11.89	$12.22	$13.46	$12.18

Total Return[3]
Based on net asset value	11.19%[4]	7.10%	0.43%	12.43%	16.62%	10.86%[4]	6.77%	0.00%	11.95%	16.20%

Ratios to Average Net Assets
Total expenses[5]	0.32%	0.31%	0.55%	0.56%	0.65%	0.55%[6]	0.57%[6]	0.76%[6]	0.81%[6]	0.86%[6]

Total expenses after fees waived and/or reimbursed[5]	0.14%	0.11%	0.13%	0.21%	0.20%	0.48%	0.45%	0.49%	0.59%	0.58%

Net investment income[5]	2.27%	1.95%	1.60%	1.25%	1.80%	1.93%	1.64%	1.20%	0.86%	1.42%

Supplemental Data
Net assets, end of year (000)	$90,274	$61,601	$8,755	$4,242	$3,116	$279,181	$269,175	$64,012	$40,375	$42,946

Portfolio turnover rate	70%	94%	118%	69%	65%	70%	94%	118%	69%	65%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.26%	0.42%	0.46%	0.49%	0.48%

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 0.80%. There was no financial impact to the expense ratios for the years ended September 30, 2017, September 30, 2016, September 30, 2015 and September 30, 2013.

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock 60/40 Target Allocation Fund

	Investor C					Class K
	Year Ended September 30,					Year Ended September 30,	Period March 28, 2016[1] to September 30,
	2017	2016	2015	2014	2013	2017	2016

Per Share Operating Performance
Net asset value, beginning of period	$11.61	$11.99	$13.21	$11.96	$10.46	$ 12.07	$11.45

Net investment income[2]	0.14	0.10	0.06	0.02	0.09	0.28	0.11
Net realized and unrealized gain (loss)	1.02	0.57	(0.09)	1.31	1.50	1.06	0.51

Net increase (decrease) from investment operations	1.16	0.67	(0.03)	1.33	1.59	1.34	0.62

Distributions:[3]
From net investment income	(0.11)	(0.13)	(0.31)	(0.08)	(0.09)	(0.21)	—
From net realized gain	—	(0.92)	(0.88)	—	—	—	—

Total distributions	(0.11)	(1.05)	(1.19)	(0.08)	(0.09)	(0.21)	—

Net asset value, end of period	$12.66	$11.61	$11.99	$13.21	$11.96	$ 13.20	$12.07

Total Return[4]
Based on net asset value	10.06%[5]	5.89%	(0.63)%	11.14%	15.30%	11.30%[5]	5.42%[6]

Ratios to Average Net Assets
Total expenses[7]	1.31%	1.33%[8]	1.51%	1.57%	1.67%	0.24%	0.22%[9]

Total expenses after fees waived and/or reimbursed[7]	1.23%	1.20%	1.22%	1.31%	1.30%	0.12%	0.09%[9]

Net investment income[7]	1.17%	0.88%	0.45%	0.14%	0.77%	2.37%	1.81%[9]

Supplemental Data
Net assets, end of period (000)	$117,602	$125,371	$45,308	$36,037	$29,793	$10,395	$ 276

Portfolio turnover rate	70%	94%	118%	69%	65%	70%	94%[10]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.26%	0.42%	0.46%	0.49%	0.48%

[8]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio for the year ended September 30, 2016.

[9]	Annualized.

[10]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	49

Financial Highlights (concluded)	BlackRock 60/40 Target Allocation Fund

	Class R
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.85	$12.17	$13.40	$12.11	$10.58

Net investment income[1]	0.21	0.17	0.13	0.09	0.15
Net realized and unrealized gain (loss)	1.03	0.59	(0.10)	1.33	1.52

Net increase from investment operations	1.24	0.76	0.03	1.42	1.67

Distributions:[2]
From net investment income	(0.16)	(0.16)	(0.38)	(0.13)	(0.14)
From net realized gain	—	(0.92)	(0.88)	—	—

Total distributions	(0.16)	(1.08)	(1.26)	(0.13)	(0.14)

Net asset value, end of year	$12.93	$11.85	$12.17	$13.40	$12.11

Total Return[3]
Based on net asset value	10.59%[4]	6.63%	(0.16)%	11.75%	16.03%

Ratios to Average Net Assets
Total expenses[5]	0.86%	0.90%	1.03%	1.12%[6]	1.16%

Total expenses after fees waived and/or reimbursed[5]	0.67%	0.64%	0.67%	0.76%	0.75%

Net investment income[5]	1.73%	1.48%	0.99%	0.69%	1.32%

Supplemental Data
Net assets, end of year (000)	$20,593	$18,260	$8,074	$7,866	$7,171

Portfolio turnover rate	70%	94%	118%	69%	65%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.26%	0.42%	0.46%	0.49%	0.48%

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 1.11%.

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights	BlackRock 80/20 Target Allocation Fund

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of year	$11.11	$11.67	$13.84	$12.36	$10.44	$10.92	$11.50	$13.66	$12.20	$10.32

Net investment income[1]	0.25	0.20	0.19	0.14	0.16	0.20	0.17	0.13	0.09	0.12
Net realized and unrealized gain (loss)	1.30	0.71	(0.25)	1.56	1.89	1.27	0.69	(0.23)	1.54	1.86

Net increase (decrease) from investment operations	1.55	0.91	(0.06)	1.70	2.05	1.47	0.86	(0.10)	1.63	1.98

Distributions:[2]
From net investment income	(0.19)	(0.19)	(0.46)	(0.22)	(0.13)	(0.16)	(0.16)	(0.41)	(0.17)	(0.10)
From net realized gain	—	(1.28)	(1.65)	—	—	—	(1.28)	(1.65)	—	—

Total distributions	(0.19)	(1.47)	(2.11)	(0.22)	(0.13)	(0.16)	(1.44)	(2.06)	(0.17)	(0.10)

Net asset value, end of year	$12.47	$11.11	$11.67	$13.84	$12.36	$12.23	$10.92	$11.50	$13.66	$12.20

Total Return[3]
Based on net asset value	14.11%[4]	8.32%	(1.34)%	13.79%	19.86%	13.66%[4]	8.01%	(1.70)%	13.37%	19.39%

Ratios to Average Net Assets
Total expenses[5]	0.34%	0.43%	0.72%	0.75%	0.81%	0.59%	0.73%	0.99%	1.05%	1.09%

Total expenses after fees waived and/or reimbursed[5]	0.11%	0.10%	0.14%	0.25%	0.22%	0.45%	0.44%	0.47%	0.59%	0.56%

Net investment income[5]	2.09%	1.79%	1.51%	1.01%	1.45%	1.73%	1.57%	0.99%	0.66%	1.09%

Supplemental Data
Net assets, end of year (000)	$75,614	$33,056	$7,436	$2,164	$1,564	$146,811	$120,613	$29,595	$19,697	$22,356

Portfolio turnover rate	59%	81%	125%	56%	59%	59%	81%	125%	56%	59%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.21%	0.39%	0.41%	0.47%	0.54%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	51

Financial Highlights (continued)	BlackRock 80/20 Target Allocation Fund

	Investor C					Class K
	Year Ended September 30,					Year Ended September 30,	Period March 28, 2016[1] to September 30,
	2017	2016	2015	2014	2013	2017	2016
Per Share Operating Performance
Net asset value, beginning of period	$10.57	$11.19	$13.30	$11.90	$10.05	$11.12	$10.40

Net investment income (loss)[2]	0.11	0.08	0.03	(0.01)	0.04	0.24	0.10
Net realized and unrealized gain (loss)	1.23	0.67	(0.22)	1.49	1.82	1.30	0.62

Net increase (decrease) from investment operations	1.34	0.75	(0.19)	1.48	1.86	1.54	0.72

Distributions:[3]
From net investment income	(0.09)	(0.09)	(0.27)	(0.08)	(0.01)	(0.19)	—
From net realized gain	—	(1.28)	(1.65)	—	—	—	—

Total distributions	(0.09)	(1.37)	(1.92)	(0.08)	(0.01)	(0.19)	—

Net asset value, end of period	$11.82	$10.57	$11.19	$13.30	$11.90	$12.47	$11.12

Total Return[4]
Based on net asset value	12.81%[5]	7.13%	(2.39)%	12.50%	18.54%	14.02%[5]	6.92%[6]

Ratios to Average Net Assets
Total expenses[7]	1.39%	1.49%	1.77%	1.80%	1.89%	0.29%	0.33%[8]

Total expenses after fees waived and/or reimbursed[7]	1.20%	1.19%	1.22%	1.34%	1.31%	0.09%	0.08%[8]

Net investment income (loss)[7]	0.96%	0.77%	0.22%	(0.07)%	0.38%	2.16%	1.81%[8]

Supplemental Data
Net assets, end of period (000)	$51,364	$38,988	$16,280	$14,902	$15,000	$7,687	$ 222

Portfolio turnover rate	59%	81%	125%	56%	59%	59%	81%[9]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.21%	0.39%	0.41%	0.47%	0.54%

[8]	Annualized.

[9]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Financial Highlights (concluded)	BlackRock 80/20 Target Allocation Fund

	Class R
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.83	$11.40	$13.55	$12.12	$10.24

Net investment income[1]	0.18	0.15	0.10	0.07	0.11
Net realized and unrealized gain (loss)	1.27	0.69	(0.23)	1.52	1.85

Net increase (decrease) from investment operations	1.45	0.84	(0.13)	1.59	1.96

Distributions:[2]
From net investment income	(0.14)	(0.13)	(0.37)	(0.16)	(0.08)
From net realized gain	—	(1.28)	(1.65)	—	—

Total distributions	(0.14)	(1.41)	(2.02)	(0.16)	(0.08)

Net asset value, end of year	$12.14	$10.83	$11.40	$13.55	$12.12

Total Return[3]
Based on net asset value	13.54%[4]	7.81%	(1.89)%	13.16%	19.29%

Ratios to Average Net Assets
Total expenses[5]	0.91%	1.05%	1.25%	1.30%	1.39%

Total expenses after fees waived and/or reimbursed[5]	0.61%	0.60%	0.63%	0.75%	0.72%

Net investment income[5]	1.57%	1.40%	0.80%	0.50%	0.98%

Supplemental Data
Net assets, end of year (000)	$12,484	$9,574	$5,789	$7,496	$6,044

Portfolio turnover rate	59%	81%	125%	56%	59%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.21%	0.39%	0.41%	0.47%	0.54%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	53

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The Funds will generally invest in other registered investment companies, including exchange-traded funds (“ETFs”), (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the Funds. The Funds may also invest in master portfolios that are managed by subsidiaries of BlackRock (the “Master Portfolios”). Each Fund is a series of the Trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock 20/80 Target Allocation Fund	20/80 Target Allocation	Diversified*
BlackRock 40/60 Target Allocation Fund	40/60 Target Allocation	Diversified*
BlackRock 60/40 Target Allocation Fund	60/40 Target Allocation	Diversified*
BlackRock 80/20 Target Allocation Fund	80/20 Target Allocation	Diversified*

*	The Fund’s classification changed from non-diversified to diversified.

By owning shares of the Underlying Funds and investing in the Master Portfolios, each of the Funds indirectly invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed-income securities. Equity Underlying Funds may also include funds that invest in real estate-related securities or instruments and commodity-related securities or instruments. Fixed income Underlying Funds may include funds that invest in, among other things, domestic and non-U.S. bonds, U.S. Government securities, mortgage-backed securities, high yield (or junk) bonds and cash or money market instruments. In addition, the Underlying Funds and Master Portfolios may invest in derivatives.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. The Funds record daily their proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. In addition to the direct expenses borne by the shareholders of the Funds, the shareholders also bear indirectly a proportionate share of the expenses of the Underlying Funds in which the Funds invest. Capital gain distributions from the Underlying Funds are recorded as realized gains.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the Underlying Fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

The market value of the Funds’ investments in the Underlying Funds is based on the published net asset value (“NAV”) of each Underlying Fund computed as of the close of trading on the NYSE on days when the NYSE is open.

•	The Funds record their proportionate investment in the Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Master Portfolios.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	55

Notes to Financial Statements (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2017, certain investments of the Funds were valued using NAV per share as no quoted market value was available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — affiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

56	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

20/80 Target Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclay Capital Inc.	$ 1,960,353	$ (1,960,353)	—
JP Morgan Securities LLC	6,829,421	(6,829,421)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3,637,030	(3,637,030)
Morgan Stanley & Co. LLC (US Equity Sec Lending)	440,516	(440,516)	—
National Financial Services LLC	6,375,236	(6,375,236)	—
Total	$19,242,556	$(19,242,556)	—

40/60 Target Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	$ 4,041,243	$ (4,041,243)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	8,186,512	(8,186,512)	—
Total	$12,227,755	$(12,227,755)	—

60/40 Target Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$15,152,930	$(15,152,930)	—
JP Morgan Securities LLC	6,963,939	(6,963,939)	—
Total	$22,116,869	$(22,116,869)	—

80/20 Target Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	$ 85,565	$ (85,565)	—
JP Morgan Securities LLC	38,204,699	(38,204,699)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3,571,347	(3,571,347)	—
Total	$41,861,611	$(41,861,611)	—

[1]

Cash collateral with a value of $19,606,666, $12,466,730, $22,529,893 and $42,722,568 has been received in connection with securities lending agreements for 20/ 80 Target Allocation, 40/60 Target Allocation, 60/40 Target Allocation and 80/20 Target Allocation, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	57

Notes to Financial Statements (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager does not receive any management fees from the Funds for its investment advisory services.

Service and Distributions Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C	Class R
Service Fee.	0.25%	0.25%	0.25%
Distribution Fee.	—	0.75%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$383,292	$1,340,549	$77,352	$1,801,193
40/60 Target Allocation	$475,998	$1,454,338	$111,450	$2,041,786
60/40 Target Allocation	$683,886	$1,254,016	$98,420	$2,036,322
80/20 Target Allocation	$340,577	$461,719	$55,620	$857,916

58	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2017, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
20/80 Target Allocation	$ 8,968	$30,663	$26,811	$152	$3,094	$69,688
40/60 Target Allocation	$ 8,977	$38,080	$29,187	$209	$4,470	$80,923
60/40 Target Allocation	$14,329	$54,711	$25,080	$797	$3,937	$98,854
80/20 Target Allocation	$10,274	$27,246	$ 9,181	$609	$2,228	$49,538

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2017, the Funds did not pay any amount to affiliates in return for these services.

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$145	$2,102	$1,788	$104	$4,139
40/60 Target Allocation	$131	$2,631	$2,008	$115	$4,885
60/40 Target Allocation	$213	$4,107	$3,116	$167	$7,603
80/20 Target Allocation	$129	$3,821	$2,041	$ 55	$6,046

For the year ended September 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
20/80 Target Allocation	$41,942	$146,916	$125,608	$129	$26,936	$341,531
40/60 Target Allocation	$59,502	$182,099	$141,890	$160	$33,467	$417,118
60/40 Target Allocation	$84,394	$269,741	$139,835	$173	$32,219	$526,362
80/20 Target Allocation	$57,314	$162,734	$ 72,593	$168	$20,723	$313,532

Other Fees: For the year ended September 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

20/80 Target Allocation	$14,724
40/60 Target Allocation	$21,525
60/40 Target Allocation	$33,432
80/20 Target Allocation	$24,550

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	59

Notes to Financial Statements (continued)

For the year ended September 30, 2017, affiliates received CDSCs as follows:

	Investor A	Investor C
20/80 Target Allocation	$4,035	$58,804
40/60 Target Allocation	$5,552	$52,768
60/40 Target Allocation	$4,759	$43,944
80/20 Target Allocation	$3,351	$17,060

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class R
20/80 Target Allocation	1.13%	1.53%	2.25%	1.74%
40/60 Target Allocation	1.09%	1.51%	2.24%	1.59%
60/40 Target Allocation	1.07%	1.45%	2.17%	1.62%
80/20 Target Allocation	1.09%	1.43%	2.18%	1.59%

These contractual expense limitations are perpetual and have no effective termination date, but may be terminated by the Board, including a majority of the independent trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund.

In addition, with respect to each Fund, the Manager has contractually agreed to implement additional expense limitations. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K	Class R
20/80 Target Allocation	0.09%	0.43%	1.18%	0.07%	0.74%
40/60 Target Allocation	0.09%	0.43%	1.18%	0.07%	0.59%
60/40 Target Allocation	0.09%	0.43%	1.18%	0.07%	0.62%
80/20 Target Allocation	0.09%	0.43%	1.18%	0.07%	0.59%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2018, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. The contractual expense limitations exclude expenses allocated from the Master Portfolios in which the Funds invest.

These amounts waived and/or reimbursed are shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived and/or reimbursed — class specific and expenses reimbursed by the Manager, respectively, in the Statements of Operations. For the year ended September 30, 2017, the administration fees waived at the fund level and class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived
20/80 Target Allocation	$143,483
40/60 Target Allocation	$166,770
60/40 Target Allocation	$201,273
80/20 Target Allocation	$104,877

Administration Fees Waived — Class Specific	Institutional	Investor A	Investor C	Class K	Class R	Total
20/80 Target Allocation	$ 8,968	$13,007	$11,545	$152	$2,889	$36,561
40/60 Target Allocation	$ 8,977	$12,598	$15,317	$208	$4,470	$41,570
60/40 Target Allocation	$14,329	$22,406	$22,836	$797	$3,937	$64,305
80/20 Target Allocation	$10,274	$20,575	$ 9,234	$609	$2,228	$42,920

Transfer Agent Fees Waived and/or Reimbursed — Class Specific	Institutional	Investor A	Investor C	Class K	Class R	Total
20/80 Target Allocation	$33,110	$ 669	$ 1,386	$129	$ 848	$ 36,142
40/60 Target Allocation	$50,630	$ 72	$ 1,692	$159	$29,041	$ 81,594
60/40 Target Allocation	$70,247	$10,852	$ 5,978	$173	$22,438	$109,688
80/20 Target Allocation	$47,134	$19,511	$21,620	$168	$18,513	$106,946

With respect to the contractual expense limitations, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

60	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

(1)	Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2)	The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended September 30, 2017, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Investor A	Investor C	Total
20/80 Target Allocation	$3,682	$5,274	$8,956
40/60 Target Allocation	—	$ 142	$ 142
60/40 Target Allocation	$8,599	—	$8,599

On September 30, 2017, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2018	2019
20/80 Target Allocation
Fund Level	$300,907	$265,309
Institutional	$43,162	$42,078
Investor A	$25,450	$13,676
Investor C	$7,983	$12,931
Class K	$20	$281
Class R	$3,764	$3,737
40/60 Target Allocation
Fund Level	$323,838	$265,805
Institutional	$40,839	$59,607
Investor A	$18,707	$12,670
Investor C	$9,385	$17,009
Class K	$22	$367
Class R	$27,948	$33,511
60/40 Target Allocation
Fund Level	$296,425	$295,700
Institutional	$32,736	$84,576
Investor A	$19,006	$33,258
Investor C	$14,308	$28,814
Class K	$24	$970
Class R	$18,765	$26,375
80/20 Target Allocation
Fund Level	$258,821	$297,600
Institutional	$17,539	$57,408
Investor A	$31,035	$40,086
Investor C	$16,970	$30,854
Class K	$21	$777
Class R	$15,712	$20,741

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2017:

20/80 Target Allocation
Fund Level	$181,944
Institutional	$14,160
Investor A	$8,897
Investor C	$6,225
Class R	$8,077
40/60 Target Allocation
Fund Level	$223,720
Institutional	$24,413
Investor A	$21,414
Investor C	$4,011
Class R	$28,714
60/40 Target Allocation
Fund Level	$219,168
Institutional	$10,735
Investor A	$4,525
Investor C	$22,387
Class R	$9,892

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	61

Notes to Financial Statements (continued)

80/20 Target Allocation
Fund Level	$186,524
Institutional	$6,327
Investor A	$23,249
Investor C	$20,003
Class R	$14,453

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended September 30, 2017, each Fund paid BIM the following amounts for securities lending agent services:

20/80 Target Allocation	$36,857
40/60 Target Allocation	$44,543
60/40 Target Allocation	$66,712
80/20 Target Allocation	$21,685

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: During the year ended September 30, 2017, 60/40 Target Allocation and 80/20 Target Allocation received reimbursements of $8,167 and $4,555, respectively, from an affiliate, which are shown as payment by affiliate in the Statements of Operations, related to an operating error.

62	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
60/40 Target Allocation	$1,515,099	—	—
80/20 Target Allocation	—	$1,514,988	$11,090

7. Purchases and Sales:

For the year ended September 30, 2017, purchases and sales of investments in the Underlying Funds and Master Portfolios, excluding short-term securities, were as follows:

	Purchases	Sales
20/80 Target Allocation	$280,172,066	$342,727,853
40/60 Target Allocation	$297,830,722	$337,524,453
60/40 Target Allocation	$345,980,553	$344,301,887
80/20 Target Allocation	$209,792,800	$146,748,655

8. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to foreign currency transactions, non-deductible expenses, recognition of partnership income, nonshareholder capital contributions and distributions received from a regulated investment company were reclassified to the following accounts:

	20/80 Target Allocation	40/60 Target Allocation	60/40 Target Allocation	80/20 Target Allocation
Paid-in capital	$ (204)	$ (1,264)	—	—
Undistributed net investment income	$(175,405)	$(287,266)	$(652,127)	$(572,331)
Accumulated net realized loss	$ 175,609	$ 288,530	$ 652,127	$ 572,331

The tax character of distributions paid was as follows:

	20/80 Target Allocation	40/60 Target Allocation	60/40 Target Allocation	80/20 Target Allocation
Ordinary income
9/30/17	$ 4,700,013	$ 5,500,032	$ 6,700,031	$3,075,000
9/30/16	$ 5,103,481	$ 6,060,249	$ 3,646,061	$1,374,912
Long-term capital gains
9/30/17	—	—	—	—
9/30/16	7,495,007	14,792,018	12,983,503	8,034,416
Total
9/30/17	$ 4,700,013	$ 5,500,032	$ 6,700,031	$3,075,000

9/30/16	$12,598,488	$20,852,267	$16,629,564	$9,409,328

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	63

Notes to Financial Statements (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	20/80 Target Allocation	40/60 Target Allocation	60/40 Target Allocation	80/20 Target Allocation
Undistributed ordinary income	$ 3,845,180	$ 3,676,242	$ 3,868,097	$ 1,457,769
Undistributed long-term capital gains	—	—	946,394	169,962
Capital loss carryforwards	(3,728,664)	(1,869,703)	—	—
Net unrealized gains[1]	14,753,781	28,688,432	47,884,843	31,109,686
Total	$14,870,297	$30,494,971	$52,699,334	$32,737,417

[1]

The difference between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the timing and recognition of partnership income.

As of September 30, 2017, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

	20/80 Target Allocation	40/60 Target Allocation
No expiration date	$3,728,664	$1,869,703

During the year ended September 30, 2017, 20/80 Target Allocation and 80/20 Target Allocation utilized $832,968 and $694,999 of their respective capital loss carryforward, respectively.

As of September 30, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	20/80 Target Allocation	40/60 Target Allocation	60/40 Target Allocation	80/20 Target Allocation
Tax cost	$336,542,669	$385,613,247	$493,864,503	$306,111,190

Gross unrealized appreciation	$ 21,450,663	$ 32,475,570	$ 48,764,871	$ 31,431,663
Gross unrealized depreciation	(6,696,882)	(3,787,138)	(880,028)	(321,977)

Net unrealized appreciation	$ 14,753,781	$ 28,688,432	$ 47,884,843	$ 31,109,686

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2017, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, through their investments in the Underlying Funds and Master Portfolios, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risk, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitations: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors

64	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
20/80 Target Allocation	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,848,310	$32,191,887	4,176,939	$46,852,039
Shares issued in reinvestment of distributions	53,624	589,333	170,841	1,855,330
Shares redeemed	(2,789,229)	(31,368,781)	(1,909,802)	(21,172,231)

Net increase	112,705	$1,412,439	2,437,978	$27,535,138

Investor A
Shares sold	3,486,767	$38,874,173	12,795,391	$140,907,373
Shares issued in reinvestment of distributions	215,852	2,346,275	491,378	5,282,308
Shares redeemed	(6,662,933)	(74,226,595)	(4,520,760)	(49,544,272)

Net increase (decrease)	(2,960,314)	$(33,006,147)	8,766,009	$96,645,409

Investor C
Shares sold	1,814,106	$19,956,584	9,877,864	$107,366,347
Shares issued in reinvestment of distributions	120,502	1,296,600	364,582	3,886,438
Shares redeemed	(4,798,880)	(52,885,353)	(2,006,625)	(21,747,846)

Net increase (decrease)	(2,864,272)	$(31,632,169)	8,235,821	$89,504,939

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	65

Notes to Financial Statements (continued)

	Year Ended September 30, 2017		Period March 28, 2016[1] to September 30, 2016
20/80 Target Allocation (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	151,331	$1,713,880	18,349	$200,000
Shares redeemed	(31,935)	(362,205)	—	—

Net increase	119,396	$1,351,675	18,349	$200,000

			Year Ended September 30, 2016
			Shares	Amount
Class R
Shares sold	424,116	$ 4,698,099	930,166	$10,154,945
Shares issued in reinvestment of distributions	17,913	194,001	54,435	583,000
Shares redeemed	(552,031)	(6,125,334)	(371,068)	(4,066,224)

Net increase (decrease)	(110,002)	$ (1,233,234)	613,533	$6,671,721

Total Net Increase (Decrease)	(5,702,487)	$(63,107,436)	20,071,690	$220,557,207

40/60 Target Allocation
Institutional
Shares sold	3,630,219	$ 41,782,156	3,700,711	$ 40,405,290
Shares issued in reinvestment of distributions	68,911	754,577	187,558	2,010,616
Shares redeemed	(2,641,616)	(29,910,101)	(1,786,566)	(19,381,928)

Net increase	1,057,514	$ 12,626,632	2,101,703	$ 23,033,978

Investor A
Shares sold	3,929,886	$ 44,391,309	14,594,730	$160,054,328
Shares issued in reinvestment of distributions	254,875	2,772,622	904,164	9,629,341
Shares redeemed	(6,041,584)	(68,248,744)	(5,339,762)	(57,905,490)

Net increase (decrease)	(1,856,823)	$(21,084,813)	10,159,132	$111,778,179

Investor C
Shares sold	1,944,668	$ 21,392,065	10,577,193	$114,196,566
Shares issued in reinvestment of distributions	124,951	1,343,164	640,770	6,753,718
Shares redeemed	(5,087,918)	(56,706,537)	(2,322,227)	(24,941,525)

Net increase (decrease)	(3,018,299)	$(33,971,308)	8,895,736	$96,008,759

			Period March 28, 2016[1] to September 30, 2016
			Shares	Amount
Class K
Shares sold	188,989	$2,176,900	22,635	$243,638
Shares issued in reinvestment of distributions	77	842	—	—
Shares redeemed	(13,788)	(161,867)	—	—

Net increase	175,278	$2,015,875	22,635	$243,638

[1]	Commencement of operations.

66	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016
40/60 Target Allocation (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	644,764	$7,185,147	1,021,976	$ 11,083,624
Shares issued in reinvestment of distributions	28,853	312,762	121,682	1,292,257
Shares redeemed	(725,641)	(8,123,846)	(512,061)	(5,630,818)

Net increase (decrease)	(52,024)	$(625,937)	631,597	$ 6,745,063

Total Net Increase (Decrease)	(3,694,354)	$(41,039,551)	21,810,803	$237,809,617

60/40 Target Allocation
Institutional
Shares sold	4,384,260	$54,714,148	5,696,944	$ 67,410,669
Shares issued in reinvestment of distributions	90,685	1,082,788	162,731	1,889,379
Shares redeemed	(2,737,639)	(33,770,092)	(1,465,669)	(17,161,652)

Net increase	1,737,306	$22,026,844	4,394,006	$ 52,138,396

Investor A
Shares sold	5,608,582	$68,741,674	19,929,915	$233,437,895
Shares issued in reinvestment of distributions	316,701	3,730,305	678,487	7,775,460
Shares redeemed	(7,055,563)	(86,686,418)	(3,209,119)	(37,541,849)

Net increase (decrease)	(1,130,280)	$(14,214,439)	17,399,283	$203,671,506

Investor C
Shares sold	2,329,453	$27,544,354	8,468,368	$ 96,760,612
Shares issued in reinvestment of distributions	98,375	1,135,373	466,288	5,246,129
Shares redeemed	(3,933,937)	(47,317,385)	(1,919,281)	(21,863,111)

Net increase (decrease)	(1,506,109)	$(18,637,658)	7,015,375	$ 80,143,630

			Period March 28, 2016[1] to September 30, 2016
			Shares	Amount
Class K
Shares sold	778,862	$9,842,558	22,888	$264,800
Shares issued in reinvestment of distributions	97	1,157	—	—
Shares redeemed	(14,254)	(182,654)	—	—

Net increase	764,705	$9,661,061	22,888	$264,800

			Year Ended September 30, 2016
			Shares	Amount
Class R
Shares sold	447,764	$ 5,388,426	1,040,558	$ 12,013,081
Shares issued in reinvestment of distributions	21,355	250,924	70,779	809,008
Shares redeemed	(418,195)	(5,082,700)	(233,068)	(2,703,410)

Net increase	50,924	$556,650	878,269	$ 10,118,679

Total Net Increase (Decrease)	(83,454)	$ (607,542)	29,709,821	$346,337,011

[1]	Commencement of operations.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	67

Notes to Financial Statements (concluded)

	Year Ended September 30, 2017		Year Ended September 30, 2016
80/20 Target Allocation	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,606,065	$53,849,077	3,030,535	$32,534,504
Shares issued in reinvestment of distributions	58,977	656,416	104,529	1,113,235
Shares redeemed	(1,573,840)	(18,363,362)	(798,096)	(8,694,312)

Net increase	3,091,202	$36,142,131	2,336,968	$24,953,427

Investor A
Shares sold	4,001,610	$45,609,071	10,107,290	$108,833,049
Shares issued in reinvestment of distributions	168,884	1,848,248	471,920	4,950,443
Shares redeemed	(3,209,495)	(37,072,718)	(2,105,772)	(22,650,717)

Net increase	960,999	$10,384,601	8,473,438	$91,132,775

Investor C
Shares sold	1,689,681	$18,635,571	2,711,047	$28,010,194
Shares issued in reinvestment of distributions	33,342	353,989	233,284	2,384,193
Shares redeemed	(1,065,501)	(11,868,122)	(712,018)	(7,372,090)

Net increase	657,522	$7,121,438	2,232,313	$23,022,297

			Period March 28, 2016[1] to September 30, 2016
			Shares	Amount
Class K
Shares sold	612,555	$7,282,155	20,004	$208,501
Shares issued in reinvestment of distributions	16	175	—	—
Shares redeemed	(15,989)	(193,788)	—	—

Net increase	596,582	$7,088,542	20,004	$208,501

			Year Ended September 30, 2016
			Shares	Amount
Class R
Shares sold	347,606	$ 3,888,577	574,060	$6,023,865
Shares issued in reinvestment of distributions	12,202	132,757	72,144	752,466
Shares redeemed	(214,759)	(2,411,995)	(270,194)	(2,852,904)

Net increase	145,049	$ 1,609,339	376,010	$3,923,427

Total Net Increase	5,451,354	$62,346,051	13,438,733	$143,240,427

[1]	Commencement of operations.

At September 30, 2017, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

Shares	20/80 Target Allocation	40/60 Target Allocation	60/40 Target Allocation	80/20 Target Allocation
Class K	18,349	18,727	17,467	19,231

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has deter-

mined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

68	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock 20/80 Target Allocation Fund, BlackRock 40/60 Target Allocation Fund, BlackRock 60/40 Target Allocation Fund and BlackRock 80/20 Target Allocation Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock 20/80 Target Allocation Fund, BlackRock 40/60 Target Allocation Fund, BlackRock 60/40 Target Allocation Fund and BlackRock 80/20 Target Allocation Fund (collectively the “Funds”), each a series of BlackRock Funds II, as of September 30, 2017 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock 20/80 Target Allocation Fund, BlackRock 40/60 Target Allocation Fund, BlackRock 60/40 Target Allocation Fund and BlackRock 80/20 Target Allocation Fund, each of BlackRock Funds II as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 28, 2017

Important Tax Information (Unaudited)

During the fiscal year ended September 30, 2017, the following information is provided with respect to distributions paid:

	Payable Dates	Qualified Dividend Income for Individuals[1,2]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1,2]	Foreign Source Income[1,2]	Foreign Taxes Paid Per Share[3]	Federal Obligation Interest[2,4]
20/80 Target Allocation	01/03/17	21.52%	16.82%	4.15%	$0.000241	14.06%
40/60 Target Allocation	01/03/17	42.73%	32.13%	10.52%	$0.001771	8.19%
60/40 Target Allocation	01/03/17	61.67%	43.04%	17.53%	$0.003210	5.46%
80/20 Target Allocation	01/03/17	76.59%	51.46%	26.26%	$0.004549	3.34%

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Expressed as a percentage of the ordinary income cash distribution grossed-up for foreign taxes.

[3]

The foreign taxes paid represent taxes incurred by the Funds on income received by the Funds from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

[4]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	69

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 6, 2017 (the “April Meeting”) and May 9-10, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock 20/80 Target Allocation Fund (the “20/80 Fund”), BlackRock 40/60 Target Allocation Fund (the “40/60 Fund”), BlackRock 60/40 Target Allocation Fund (the “60/40 Fund”) and BlackRock 80/20 Target Allocation Fund (the “80/20 Fund”) (each, a “Fund,” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1; (b) a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

1 Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

70	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2018. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the 20/80 Fund ranked in the fourth, second, and first quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the 20/80 Fund’s underperformance during the one-year period.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	71

Disclosure of Investment Advisory Agreement (continued)

The Board and BlackRock discussed BlackRock’s strategy for improving the 20/80 Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the 20/80 Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

The Board noted that for the one-, three- and five-year periods reported, the 40/60 Fund ranked in the fourth, second, and second quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the 40/60 Fund’s underperformance during the one-year period.

The Board and BlackRock discussed BlackRock’s strategy for improving the 40/60 Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the 40/60 Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

The Board noted that for the one-, three- and five-year periods reported, the 60/40 Fund ranked in the fourth, second and first quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the 60/40 Fund’s underperformance during the one-year period.

The Board and BlackRock discussed BlackRock’s strategy for improving the 60/40 Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the 60/40 Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

The Board noted that for the one-, three- and five-year periods reported, the 80/20 Fund ranked in the third, second, and first quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the 80/20 Fund’s underperformance during the one-year period.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board noted that BlackRock does not charge the Funds an advisory fee. The Board reviewed BlackRock’s profitability with respect to other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BlackRock will not receive any advisory fees from the 20/80 Fund for its investment advisory service, and that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the 20/80 Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to

72	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement (concluded)

the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the 20/80 Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that BlackRock will not receive any advisory fees from the 40/60 Fund for its investment advisory service, and that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the 40/60 Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the 40/60 Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that BlackRock will not receive any advisory fees from the 60/40 Fund for its investment advisory service, and that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the 60/40 Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the 60/40 Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that BlackRock will not receive any advisory fees from the 80/20 Fund for its investment advisory service, and that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the 80/20 Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the 80/20 Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	73

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	27 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	27 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	27 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burtons Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	27 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003.	27 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	27 RICs consisting of 98 Portfolios	None
Lena G. Goldberg 1949	Trustee	Since 2016	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	27 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Trustee	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	27 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)

74	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
John F. O’Brien 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	27 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	27 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	27 RICs consisting of 98 Portfolios	None

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	75

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	27 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

76	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator	Accounting Agent and Transfer Agent	Independent Registered Public Accounting Firm	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809
BlackRock Advisors, LLC Wilmington, DE 19809	BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Deloitte & Touche LLP Philadelphia, PA 19103

Custodian	Distributor	Legal Counsel
The Bank of New York Mellon New York, NY 10286	BlackRock Investments, LLC New York, NY 10022	Willkie Farr & Gallagher LLP New York, NY 10019

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	77

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

78	BLACKROCK FUNDS II	SEPTEMBER 30, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	SEPTEMBER 30, 2017	79

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TARGET-9/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez Henry R. Keizer Stuart E. Eizenstat Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock 20/80 Target Allocation Fund	$27,642	$25,207	$2,000	$0	$15,000	$15,000	$0	$0
BlackRock 40/60 Target Allocation Fund	$27,642	$25,207	$2,000	$0	$15,000	$15,000	$0	$0
BlackRock 60/40 Target Allocation Fund	$27,642	$25,207	$2,000	$0	$15,000	$15,000	$0	$0
BlackRock 80/20 Target Allocation Fund	$27,642	$25,207	$2,000	$0	$15,000	$15,000	$0	$0
BlackRock Core Bond Portfolio	$53,525	$57,873	$0	$0	$20,000	$20,000	$0	$0

BlackRock Credit Strategies Income Fund	$52,403	$54,966	$4,000	$0	$15,402	$15,402	$0	$0
BlackRock GNMA Portfolio	$38,913	$43,261	$0	$0	$15,402	$15,402	$0	$0
BlackRock High Yield Bond Portfolio	$79,203	$63,661	$0	$0	$38,900	$39,410	$0	$0
BlackRock Low Duration Bond Portfolio	$44,243	$48,591	$0	$0	$20,000	$20,000	$0	$0
BlackRock U.S. Government Bond Portfolio	$39,576	$43,924	$0	$0	$15,402	$15,402	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock 20/80 Target Allocation Fund	$17,000	$15,000
BlackRock 40/60 Target Allocation Fund	$17,000	$15,000
BlackRock 60/40 Target Allocation Fund	$17,000	$15,000
BlackRock 80/20 Target Allocation Fund	$17,000	$15,000
BlackRock Core Bond Portfolio	$20,000	$20,000
BlackRock Credit Strategies Income Fund	$19,402	$15,402
BlackRock GNMA Portfolio	$15,402	$15,402
BlackRock High Yield Bond Portfolio	$38,900	$39,410
BlackRock Low Duration Bond Portfolio	$20,000	$20,000
BlackRock U.S. Government Bond Portfolio	$15,402	$15,402

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: December 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: December 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: December 5, 2017